 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒  Preliminary Information Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))
☐  Definitive Information Statement

PEDEVCO CORP.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐  No fee required

☒  Fee computed on table below per Exchange Act Rules 14c-5(g)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
      Common Stock, par value $0.001 per share
(2) Aggregate number of securities to which transaction applies:
      21,000,000
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
      $23,520,000
(5) Total fee paid:
      $2,567

☐  Fee paid previously with preliminary materials.

☒  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
      $2,567
(2) Form, Schedule or Registration Statement No.:
      Form S-4 (Registration Number 333- 249440)
(3) Filing Party:
      PEDEVCO Corp., Commission File No. 001-35922
(4) Date Filed:
      October 13, 2020

Preliminary - Subject to Completion

PEDEVCO CORP.
575 N. Dairy Ashford
Energy Center II, Suite 210
Houston, Texas 77079
(713) 221-1768

NOTICE OF ACTION BY WRITTEN CONSENT
AND INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholder:

This Information Statement is furnished to inform holders of shares of common stock, par value $0.001 per share (“PEDEVCO Common Stock”), of PEDEVCO Corp., a Texas corporation (“PEDEVCO,” the “Company,” “our,” “we” or “us”) that our board of directors (the “Board”) and the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote (the “Majority Stockholders”) have approved the issuance of 21,000,000 shares of PEDEVCO Common Stock in connection with a combination with Sandridge Permian Trust, a Delaware Trust (the “Trust”), whether by way of a tender offer followed by a second-step merger, a merger transaction or otherwise (the “Share Issuance”).

Pursuant to Section 6.202 of the Texas Business Organizations Code (the “TBOC”), Article IX of our Certificate of Formation and Section 3.16 of our Bylaws, stockholder action may be taken by written consent without a meeting of stockholders. On October 19, 2020, the Board established a record date of November 9, 2020 (the “Record Date”) pursuant to 6.102(a) of the TBOC for purposes of determining the shareholders who would be entitled to notice of, and to act by written consent for, the Share Issuance, and on October 19, 2020, the Majority Shareholders delivered their written consent approving the Share Issuance. Accordingly, we have a sufficient number of votes for the Share Issuance to be approved. Holders of PEDEVCO Common Stock do not have appraisal or dissenter’s rights under Texas law in connection with the matters approved by the Majority Stockholders described in this Information Statement. This Information Statement also constitutes notice to you under Section 6.202(d) of the TBOC of the actions taken by written consent by the Majority Stockholders without a meeting of stockholders.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM STOCKHOLDERS BY WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER APPROVAL REQUIREMENT FOR THESE ACTIONS UNDER TEXAS LAW AND NYSE AMERICAN RULES AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED, OR ARE BEING SOLICITED, TO APPROVE THE SHARE ISSUANCE.

This Information Statement is being furnished to all holders of PEDEVCO Common Stock pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing stockholders of these corporate actions before they take effect. In accordance with Exchange Act Rule 14c-2, the stockholder consent will become effective no sooner than 20 calendar days following the mailing of this Information Statement.

This Information Statement is being provided to you for your information to comply with the requirements of the Exchange Act and the TBOC. You are urged to read the Information Statement carefully in its entirety, including any information incorporated by reference into this Information Statement. However, no action is required on your part in connection with this document.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C, AND PURSUANT TO SECTION 6.202 OF THE TBOC. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We thank you for your continued support.
Sincerely,

/s/ John J. Scelfo

John J. Scelfo
Chairman
     , 2020

PEDEVCO CORP.
575 N. Dairy Ashford
Energy Center II, Suite 210
Houston, Texas 77079
(713) 221-1768

INFORMATION STATEMENT
    , 2020

We are required to deliver this Information Statement to holders of shares of common stock, par value $0.001 per share (“PEDEVCO Common Stock”), of PEDEVCO Corp., a Texas corporation (“PEDEVCO,” the “Company,” “our,” “we” or “us”) in order to provide notice that our board of directors (the “Board”) and the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote (the “Majority Stockholders”), without holding a meeting of stockholders at which holders of PEDEVCO Common Stock would be entitled to vote, have provided written consent to certain actions that would normally require such a meeting.

THE ACCOMPANYING MATERIAL IS BEING PROVIDED TO YOU FOR INFORMATIONAL
PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN
CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Information Concerning the Action by Written Consent

This Information Statement is being mailed on or about               , 2020 to the holders of record at the close of business on November 6, 2020 (the “Record Date”) of PEDEVCO Common Stock pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and pursuant to Section 6.202 of the Texas Business Organizations Code (the “TBOC”). The purpose of this Information Statement is to inform holders of PEDEVCO Common Stock that on October 19, 2020, the Board established the Record Date pursuant to 6.102(a) of the TBOC for purposes of determining the shareholders who would be entitled to notice of, and to act by written consent for, the Share Issuance (defined below), and on October 19, 2020, the Majority Shareholders delivered their written consent approving the issuance of 21,000,000 shares of PEDEVCO Common Stock in connection with a combination with SandRidge Permian Trust (the “Trust”), whether by way of a tender offer followed by a second-step merger, a merger transaction or otherwise (the “Share Issuance”).

The written consent of the Majority Stockholders is sufficient to approve the Share Issuance. Therefore, no proxies or consents were, or are, being solicited in connection with the Share Issuance.

On October 13, 2020, PEDEVCO, through its wholly owned subsidiary, SRPT Acquisition, LLC (which we refer to as Purchaser), commenced an exchange offer (which we refer to as the offer), through an offer to exchange (including the related letter of transmittal) (as amended, modified and supplemented, which we refer to as the offer to exchange), which is enclosed with the registration statement on Form S-4 (Registration Number 333-249440); which we refer to as the PEDEVCO S-4) filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 13, 2020, pursuant to which it is offering to exchange each issued and outstanding common unit of beneficial interest, of the Trust (the “Trust Common Units”), for 4/10ths of one share of PEDEVCO Common Stock. The purpose of the offer is for PEDEVCO to acquire all of the outstanding Trust Common Units in order to combine the businesses of PEDEVCO and the Trust. PEDEVCO intends, promptly after consummation of the offer, to cause the Trust to merge with Purchaser, after which the Trust would be a direct or indirect, wholly owned subsidiary of PEDEVCO. Please see the sections in this Information Statement titled “Background of the Offer” and “The Offer” for a more detailed discussion of the proposed acquisition of the Trust.

The Majority Shareholder delivered to us its written consent to approve the Share Issuance pursuant to Section 712(b) of the NYSE American Company Guide (the “NYSE Guide”), which requires shareholder approval as a prerequisite to list additional shares issued as sole or partial consideration for an acquisition of the stock of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common stock of 20% or more.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Other than the stockholder written consent described above, no other votes are necessary or required to effectuate the transactions described in this Information Statement.

Effective Date of Action by Written Consent

The Share Issuance and related transactions, as approved by the Board and the Majority Stockholders, will only become effective if and when the Board determines to effect it, but, in any event, not sooner than the expiration of the 20-day period required under Rule 14c-2 promulgated under the Exchange Act.

Outstanding Shares and Voting Rights as of Record Date

PEDEVCO’s Certificate of Formation authorizes 200,000,000 shares of PEDEVCO Common Stock and 100,000,000 shares, $0.001 par value per share, of PEDEVCO preferred stock. As of October 13, 2020, there were 72,463,340 shares of PEDEVCO Common Stock and no shares of preferred stock issued and outstanding. Each share of outstanding PEDEVCO Common Stock is entitled to one vote on matters submitted for stockholder approval and to notice of action to be taken pursuant to written consent by the Majority Stockholders.

As of October 13, 2020, directors, executive officers and their affiliates held approximately 63,759,778 issued and outstanding shares of PEDEVCO Common Stock, representing 88% of the voting power of the issued and outstanding PEDEVCO Common Stock.

On October 19, 2020, the Board established the Record Date of November 9, 2020 pursuant to 6.102(a) of the TBOC for purposes of determining the shareholders who would be entitled to notice of, and to act by written consent for, the Share Issuance, and on October 19, 2020, the Majority Shareholders delivered their written consent by which holders of 53,760,368 shares of PEDEVCO Common Stock, or approximately 74.2% of the voting power of the outstanding shares of the Company entitled to vote on the matter, approved the Share Issuance. Accordingly, we have a sufficient number of votes for the Share Issuance to be approved. Because the Share Issuance has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The TBOC provides that, except as otherwise provided by the TBOC, the Certificate of Formation may authorize stockholders to take action without holding a meeting, providing notice or taking a vote if stockholders having at least a minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each stockholder entitled to vote on the action is present and votes, sign a written consent stating the action taken. Our Certificate of Formation and Bylaws provide any action required to be taken at a special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if one or more written consents setting forth the action so taken shall be signed by holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

No Dissenters’ or Appraisal Rights

The laws of the State of Texas do not provide dissenters’ or appraisal rights to our stockholders in connection with the Share Issuance or any other matter discussed in this Information Statement.

Expenses

The cost of furnishing this Information Statement will be borne by us. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

i

Purpose of the Offer; Second-Step Merger	186
Statutory Requirements; Approval of the Second-Step Merger	187
No Appraisal/Dissenters’ Rights	187
Plans for the Trust	188
Effect of the Offer on the Market for Trust Common Units; Registration under the Exchange Act; Margin Regulations	188
Conditions to the Offer	189
Dividends and Distributions	194
Certain Legal Matters	195
Regulatory Approvals	196
Issuance of PEDEVCO Common Stock in the Offer	196
Certain Relationships with the Trust and Interest of PEDEVCO and PEDEVCO’s Executive Officersand Directors in the Offer	196
Fees and Expenses	196
Accounting Treatment	197
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS	199
DESCRIPTION OF PEDEVCO CAPITAL STOCK	205
COMPARISON OF THE RIGHTS OF HOLDERS	208
OTHER MATTERS	227
STOCKHOLDERS SHARING AN ADDRESS	227
WHERE YOU CAN FIND MORE INFORMATION	227
AUDITORS, TRANSFER AGENT AND REGISTRAR	227
NOTE ON TRUST INFORMATION	228
GLOSSARY OF OIL AND GAS TERMS	G-1
INDEX TO FINANCIAL STATEMENTS	F-1

ii

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q:	Why am I receiving these materials?

A:
We are providing this Information Statement to you for your information to comply with the requirements of the Exchange Act and the TBOC. You are urged to read this Information Statement carefully in its entirety, including any information to which this Information Statement refers. However, no action is required on your part in connection with this document.

The record date for determining our stockholders who were entitled to notice of those matters was November 6, 2020. In accordance with Exchange Act Rule 14c-2, the stockholder consent will become effective no sooner than 20 calendar days following the mailing of this Information Statement; however, the Share Issuance will only become effective if and when the Board determines to effect it. This Information Statement is being mailed on or about           , 2020 to stockholders of record as of November 6, 2020. Therefore, these actions will be effective on or about             , 2020.

Q:	What information is contained in this Information Statement?

A:
This Information Statement contains information regarding actions approved by the Board and the holders of PEDEVCO Common Stock holding an aggregate of 53,760,368 shares of PEDEVCO Common Stock, representing approximately 74.2% of our total shares of PEDEVCO Common Stock outstanding as of the Record Date. We refer to these stockholders as the Majority Stockholders in this Information Statement.

Q:	What actions were taken by written consent of the Majority Stockholders?

A:
The actions approved by the written consent of the Majority Stockholders are more completely described elsewhere in this Information Statement, but in summary are approval, for purposes of the NYSE American rules, of the issuance of 21,000,000 shares of PEDEVCO Common Stock in connection with a combination with the Trust, whether by way of a tender offer followed by a second-step merger, a merger transaction or otherwise (the “Share Issuance”).

Q:	Why are you not soliciting proxies on the Share Issuance?

A:
We are not soliciting proxies on the Share Issuance because the Majority Stockholders, who together hold approximately 74.2% of the Company’s voting power, provided written consent approving the Share Issuance, and no other action on the part of our stockholders is necessary or required to effectuate the Share Issuance or the other transactions described in this Information Statement.

Q:	When do you expect to effect the Share Issuance?

A:
The Share Issuance and related transactions, as approved by the Board and the Majority Stockholders, will only become effective if and when the Board determines to effect it, but, in any event, not sooner than the expiration of the 20-day period required under Rule 14c-2 promulgated under the Exchange Act.

Q:	To whom may I direct any additional questions regarding this Information Statement?

A:	Any additional questions regarding this Information Statement may be directed to:

PEDEVCO CORP.
575 N. Dairy Ashford
Energy Center II, Suite 210
Houston, Texas 77079
(713) 221-1768

Forward-Looking Statements

Certain statements contained in this Information Statement may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), and Section 21E of the Exchange Act. The words “should,” “will,” “believe,” “plan,” “intend,” “expect,” “anticipate,” “estimate,” “forecast,” “efforts,” “goal” and similar expressions identify forward-looking statements and express our expectations about future events. Although we believe the expectations reflected in such forward-looking statements are reasonable, such expectations may not occur. These forward-looking statements are made subject to certain risks and uncertainties that could cause actual results to differ materially from those stated. Risks and uncertainties that could cause or contribute to such differences include but are not limited to:

●
the ultimate outcome of the offer and the second-step merger;

●
the failure of the holders of the Trust Common Units, if required, to approve the terms of any transaction;

●
uncertainties as to whether the Trustee will cooperate with PEDEVCO regarding the proposed transaction;

●
the dissolution and/or termination of the Trust prior to any future transaction being completed;

●
PEDEVCO’s ability to consummate the proposed transaction with the Trust;

●
the conditions to the completion of the proposed transaction, including PEDEVCO’s ability to obtain stockholder approval and/or being able to obtain effectiveness of any registration statement required to be filed to register PEDEVCO Common Stock issuable in such transaction, on a timely basis, if at all;

●
the possibility that PEDEVCO may be unable to achieve the expected benefits of acquiring the Trust within the expected time-frames or at all;

●
that the integration of the Trust into PEDEVCO may be more difficult, time-consuming or costly than expected;

●
that PEDEVCO’s costs and business disruption may be greater than expected following the proposed transaction or the public announcement of the proposed transaction;

●
proved oil, natural gas and NGL reserves associated with specified oil and natural gas properties located in Andrews County, Texas in which the Trust holds royalty interests (the “Underlying Properties”);

●
the Trust’s or Avalon Energy, LLC’s, as operator of the Underlying Properties (“Avalon”) future financial position, business strategy, project costs and plans and objectives for future operations;

●
the effect of COVID-19 on the U.S. and global economy, the effect of U.S. and global efforts to reduce the spread of the virus, including ‘stay-at-home’ and other orders, and the resulting effect of such pandemic and governmental responses thereto on the market for oil and gas and the U.S. and global economy in general;

●
information regarding costs and production and reserve growth;

●
timing and amount of future production of oil and natural gas;

●
availability of oil field labor;

●
the amount, nature and timing of capital expenditures, including future exploration and development costs;

●
drilling of wells;

●
government regulation and taxation of the oil and natural gas industry;

●
marketing of oil and natural gas;

●
exploitation projects or property acquisitions;

●
costs of exploiting and developing our properties and conducting other operations;

●
general economic conditions in the United States and around the world, including the effect of regional or global health pandemics (such as, for example, COVID-19);

●
competition in the oil and natural gas industry;

●
effectiveness of risk management activities;

●
environmental liabilities;

●
counterparty credit risk;

●
developments in oil-producing and natural gas-producing countries;

●
future operating results;

●
future acquisition transactions;

●
estimated future reserves and the present value of such reserves;

●
the outcome of litigation and regulatory proceedings; and

●
the risks and uncertainties described under “Risk Factors” in the PEDEVCO S-4.

These forward-looking statements speak only as of the date of this communication or as of the date to which they refer, and PEDEVCO assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law. See also the section of this Information Statement titled “Risk Factors.”

SUMMARY

This summary highlights the material information in this Information Statement. To more fully understand the offer to holders of Trust Common Units, and for a more complete description of the terms of the offer and the second-step merger, you should read carefully this entire document, and the other documents referred to herein. For information on how to obtain the documents that are on file with the SEC, see the section of this Information Statement titled “Where You Can Find More Information.”

Reasons for Stockholder Approval of the Share Issuance

PEDEVCO Common Stock is listed on the NYSE American. Section 712(b) of the NYSE Guide requires shareholder approval as a prerequisite to list additional shares issued as sole or partial consideration for an acquisition of the stock of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common stock of 20% or more.

Because the approximately 21,000,000 shares of PEDEVCO Common Stock are issuable to the holders of the Trust Common Units in the Offer to Exchange represent greater than 20% of shares of PEDEVCO Common Stock outstanding, the Majority Stockholders approved the issuance of such 21,000,000 shares of PEDEVCO common stock for purposes of Section 712(b) of the NYSE American rules.

Registration Statement

On October 13, 2020, we filed a registration statement on Form S-4 (Registration Number 333-249440) to register with the SEC the PEDEVCO Common Stock to be issued to the holders of Trust Common Units in connection with the offer and the second-step merger as we have currently proposed. We may also file amendments to that registration statement. You should read the Form S-4 and any amendments as they contain important information. You may obtain copies of the Form S-4 (and any amendments) free of charge from the SEC at the SEC’s website at www.sec.gov, or upon written or oral request to the information agent at InvestorCom, 19 Old Kings Highway S. – Suite 210, Darien, CT 06820, Toll Free (877) 972-0090 (Banks and Brokers call collect (203) 972-9300), or info@investor-com.com.

If a combination with PEDEVCO and the Trust is not consummated, then the Share Issuance will not go into effect.

Preemptive Rights

PEDEVCO stockholders will not have preemptive rights in connection with the issuance of shares to holders of Trust Common Units in connection with the offer and second-step merger.

Information About the Companies (see page 4)

PEDEVCO

The offer is being made by PEDEVCO through Purchaser, a wholly owned subsidiary of PEDEVCO formed for the purpose of making the offer. PEDEVCO is an oil and gas company focused on the acquisition and development of oil and natural gas assets where the latest in modern drilling and completion techniques and technologies have yet to be applied. In particular, PEDEVCO focuses on legacy proven properties where there is a long production history, well defined geology and existing infrastructure that can be leveraged when applying modern field management technologies. PEDEVCO’s current properties are located in the San Andres formation of the Permian Basin situated in West Texas and Eastern New Mexico, and in the Denver-Julesberg Basin in Colorado.

PEDEVCO’s principal executive offices are located at 575 N. Dairy Ashford, Energy Center II, Suite 210, Houston, Texas 77079, and its telephone number is (713) 221-1768.

For additional information concerning PEDEVCO, please see the section of this Information Statement titled “Information about PEDEVCO.” Please also see “Where You Can Find More Information.”

Purchaser

Purchaser is a Texas limited liability company organized on October 2, 2020, with principal executive offices at 575 N. Dairy Ashford, Energy Center II, Suite 210, Houston, Texas 77079. The telephone number of Purchaser’s principal executive offices is (713) 221-1768. Purchaser is a wholly owned subsidiary of PEDEVCO that was formed to facilitate the transactions contemplated by this Information Statement. Purchaser has engaged in no activities to date and has no material assets or liabilities of any kind, in each case, other than those incidental to its formation and its activities and obligations in connection with the offer.

For additional information concerning the Purchaser, please see the section of this Information Statement titled “Information about the Purchaser.” Please also see “Where You Can Find More Information.”

Trust

The Trust is a statutory trust formed under the Delaware Statutory Trust Act (the “Delaware Trust Act”) pursuant to the Trust Agreement by and among SandRidge Energy, Inc. (“SandRidge”), as Trustor, The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), and The Corporation Trust Company, as Delaware Trustee (the “Delaware Trustee”).

The Trust holds royalty interests (the “Royalty Interests”) in specified oil and natural gas properties located in Andrews County, Texas (the “Underlying Properties”). These Royalty Interests were conveyed by SandRidge to the Trust concurrent with the initial public offering of the Trust’s Common Units in August 2011 pursuant to the terms set forth in conveyancing documents effective April 1, 2011 (the “Conveyances”).

The Trust’s principal executive offices are located at 601 Travis Street, 16th Floor, Houston, Texas, 77002 and its telephone number is (512) 236-6555.

For additional information concerning the Trust, please see the section of this Information Statement titled “Information about the Trust.” Please also see “Where You Can Find More Information.”

The Offer (see page 177)

PEDEVCO is offering to exchange each issued and outstanding Trust Common Unit for the Consideration set forth on the cover page of this Information Statement subject, in each case, to the procedures described in this Information Statement and in the related letter of transmittal. PEDEVCO will not allot or issue fractional PEDEVCO Common Stock to holders of Trust Common Units who accept the offer. To the extent that a holder of Trust Common Units would be entitled to fractional shares, those fractional entitlements will be aggregated and, if a fractional share results from such aggregation, the holder of Trust Common Units will be entitled to receive, in lieu of such fractional share, an amount in cash determined by multiplying the fractional share by a price equal to the average of the closing prices of PEDEVCO Common Stock on the NYSE American on each of the five NYSE American trading days ending on the 10th business day prior to the date of expiration of the offer, which will be promptly paid following PEDEVCO’s acceptance of Trust Common Units in the offer.

Reasons for the Offer (see page 177)

PEDEVCO intends, promptly after consummation of the offer and satisfaction of the conditions in the Trust Agreement, including the Trustee’s consent which is a condition to the offer, to cause the Trust to merge with Purchaser, after which the Trust would be a direct or indirect, wholly owned subsidiary of PEDEVCO.

PEDEVCO believes that the combination of PEDEVCO and the Trust represents a financially and strategically compelling, value-creating opportunity for both PEDEVCO stockholders and holders of Trust Common Units. PEDEVCO believes that the value that could be created by combining PEDEVCO and the Trust significantly outweighs—and is incremental to—anything holders of Trust Common Units may realize by remaining a holder of Trust Common Units. PEDEVCO believes the offer is the best available option for holders of Trust Common Units to maximize the value of their investment while retaining potential upside.

PEDEVCO believes the offer is compelling for the following reasons:

●
Attractive Exchange Ratio: Based on the closing price of PEDEVCO Common Stock on the NYSE American on October 12, 2020 ($1.34), the equivalent market value of the fractional share of PEDEVCO Common Stock to be issued in the exchange offer would be $0.536. The closing price of a Trust Common Unit on the OTC Pink Sheets on October 12, 2020 was $0.44.

●
Continuation of Investment: PEDEVCO believes the continued viability of the Trust as an investment vehicle appears to be in question given the structural disincentives to further development of the Underlying Properties, and because the Trust has a finite life that may be coming to an end. PEDEVCO believes that by joining with PEDEVCO, holders of Trust Common Units have the opportunity to continue their existing investment, as well as obtain an interest in PEDEVCO’s current assets, with a stable business partner who will endeavor to monitor and enhance the value of the Royalty Interests rather than be a passive investment vehicle like the Trust.

●
Publicly Traded Stock of a Reporting Company Listed on NYSE American: Upon completion of the offer and the second-step merger, holders of Trust Common Units will receive free trading shares of PEDEVCO Common Stock. PEDEVCO Common Stock is listed on the NYSE American, and may provide a more liquid and developed trading market than the Trust’s Common Units, which are currently traded on the OTC Pink Market.

●
Geographic Focus and Familiarity of Underlying Properties: PEDEVCO’s Permian assets are geologically analogous to the Underlying Properties for which the Trust’s Royalty Interests are dependent, as they are both assets producing from the San Andres formation. PEDEVCO’s operations team has significant experience managing San Andres assets throughout the Permian Basin and managed the offsetting Furman-Mascho field assets that underlie the Underlying Properties, and it believes it could work with the operator of the Underlying Properties using its existing knowledge to enhance production.

●
Financially Supportive Sponsor: As of October 13, 2020, SK Energy, LLC (“SK Energy”), which is owned and controlled by Dr. Simon Kukes, PEDEVCO’s Chief Executive Officer and a director, has loaned PEDEVCO an aggregate of $51.7 million since June 2018 to support PEDEVCO’s operations and for acquisitions, all of which loans were evidenced by promissory notes on substantially more favorable terms to PEDEVCO than could be obtained with third parties, and all of which loans have been converted into PEDEVCO Common Stock on substantially more favorable terms than could be obtained with third parties. Additionally, pursuant to subscription agreements, SK Energy purchased an additional aggregate of 15.0 million shares of common stock from PEDEVCO in private transactions for $28.0 million, also on substantially more favorable terms to PEDEVCO than could be obtained with third parties. SK Energy has verbally advised us that it intends to provide us additional funding as needed, although it is under no obligation to do so. PEDEVCO believes that holders of PEDEVCO Common Stock benefit by having a sponsor who has an active role in promoting PEDEVCO and supporting its operations.

●
No Significant Hurdles: Assuming satisfaction of the Minimum Tender Condition and the Trustee Consent Condition, PEDEVCO does not believe there is a substantial risk to completion of the second-step merger and that it can be completed promptly following the exchange offer.

PEDEVCO realizes there can be no assurance about future results, including results expected as described in the reasons listed above, such as assumptions regarding potential synergies or other benefits to be realized following the offer. PEDEVCO’s reasons for the offer and all other information in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed in the sections of this Information Statement titled “Risk Factors” and “Forward-Looking Statements.”

Conditions to the Offer (see page 189)

The offer is conditioned upon satisfaction, in the reasonable judgment of PEDEVCO, of the following conditions:

●
Minimum Tender Condition—There shall have been validly tendered and not properly withdrawn prior to the expiration of the offer, a number of Trust Common Units which, together with any other Trust Common Units Purchaser then owns or has a right to acquire, is a majority of the total number of outstanding Trust Common Units as of the date that we accept Trust Common Units for exchange pursuant to the offer.

●
 Trustee Consent Condition—The Trustee shall have consented, pursuant to the Trust Agreement, to the second-step merger on the terms and conditions described in this Information Statement, and has not required or implemented any conditions to the second-step merger that, in the reasonable judgment of PEDEVCO, could hinder or delay the second-step merger.

●
PEDEVCO Shareholder Approval Condition—PEDEVCO has received the approval by a sufficient number of its shareholders of the issuance of PEDEVCO Common Stock contemplated in connection with the offer and the second-step merger, in accordance with the rules of the NYSE American, on which the PEDEVCO Common Stock is listed. PEDEVCO expects to file a preliminary information statement with respect to the shareholder written consent in lieu of a special meeting to make the approval effective promptly after the date of this Information Statement.

●
Government Approval Condition—Any waiting (or extension thereof) period applicable to the offer and the second-step merger under any applicable antitrust law shall have expired or been terminated, and any approvals or clearances determined by PEDEVCO to be required or advisable thereunder shall have been obtained on terms satisfactory to PEDEVCO, and any other any other approval, permit, authorization, extension, action or non-action, waiver or consent of any governmental authority as determined by PEDEVCO to be required or advisable shall have been obtained on terms satisfactory to PEDEVCO.

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Stock Exchange Listing Condition—The PEDEVCO Common Stock issuable to holders of Trust Common Units in connection with the offer and the second-step merger shall have been approved for listing on the NYSE American, subject to official notice of issuance.

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Registration Statement Condition—The registration statement of which this Information Statement is a part shall have become effective under the Securities Act of 1933, as amended (the “Securities Act”). No stop order suspending the effectiveness of the registration statement shall have been issued, and no proceedings for that purpose shall have been initiated or be threatened, by the SEC.

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No Injunction Condition—No court or other governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, statute or ordinance, common law, rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award or agency requirement (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the offer and the second-step merger.

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No Trust Material Adverse Effect Condition—There shall not have occurred any change, event, circumstance or development that has had, or would reasonably be likely to have, a Trust Material Adverse Effect, as described in the section of this Information Statement titled “The Offer—Conditions to the Offer—No Trust Material Adverse Effect Condition.”

The offer is also subject to additional conditions referred to in the section of this Information Statement titled “The Offer—Conditions to the Offer—Other Conditions to the Offer.”

Expiration of the Offer (see page 179)

The offer is scheduled to expire at 5:00 p.m., New York City time, on November 30, 2020, unless extended by PEDEVCO. For more information, you should read the discussion below under the section of this Information Statement titled “The Offer—Extension, Termination and Amendment.”

Extension, Termination and Amendment (see page 179)

Subject to the applicable rules and regulations of the SEC and the terms and conditions of the offer, PEDEVCO expressly reserves the right (but will not be obligated): (1) to extend, for any reason, the period of time during which the offer is open; (2) to delay acceptance for exchange of, or the exchange of, Trust Common Units in order to comply in whole or in part with applicable law (any such delay shall be effected in compliance with Rule 14e-1(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires PEDEVCO to pay the consideration offered or to return Trust Common Units deposited by or on behalf of holders of Trust Common Units promptly after the termination or withdrawal of the offer); (3) to amend or terminate the offer for any reason without accepting for exchange or exchanging any Trust Common Units, including under circumstances where any of the conditions referred to in the section of this Information Statement titled “The Offer—Conditions to the Offer” have not been satisfied or if PEDEVCO or any of its affiliates enters into a definitive agreement or announces an agreement in principle with the Trust providing for a merger or other business combination or transaction with or involving the Trust, or the purchase or exchange of securities or assets of the Trust, or PEDEVCO and the Trust reach any other agreement or understanding, in either case, pursuant to which it is agreed or provided that the offer will be terminated; and (4) to amend the offer or to waive any conditions to the offer at any time, except for the Registration Statement Condition, PEDEVCO Shareholder Approval Condition, Government Approval Condition and Stock Exchange Listing Condition, in each case by giving oral or written notice of such delay, termination, waiver or amendment to the exchange agent and by making public announcement thereof. Any such extension, delay, termination, waiver or amendment will be followed as promptly as practicable by a public announcement thereof.

No subsequent offering period will be available after the offer.

Exchange of Trust Common Units; Delivery of PEDEVCO Common Stock (see page 180)

Upon the terms and subject to the conditions of the offer (including, if the offer is extended or amended, the terms and conditions of any extension or amendment), PEDEVCO will accept for exchange promptly after the expiration time all Trust Common Units validly tendered and not properly withdrawn. For more information, see the section of this Information Statement titled “The Offer—Exchange of Trust Common Units; Delivery of PEDEVCO Common Stock.”

Procedure for Tendering Trust Common Units (see page 181)

The procedure for tendering Trust Common Units varies depending on whether the holder of Trust Common Units possess physical certificates, a nominee holds the holder’s certificates for the holder or the holder or a nominee holds the holder’s Trust Common Units in book-entry form. See the section of this Information Statement titled “The Offer—Procedure for Tendering,” as well as the transmittal materials, including the letter of transmittal, for a discussion of the procedure for tendering Trust Common Units.

Withdrawal Rights (see page 183)

Holders of Trust Common Units can withdraw tendered Trust Common Units at any time prior to the expiration time and, if PEDEVCO has not accepted the holder’s Trust Common Units for exchange, at any time following 60 days from commencement of the offer. See the section of this Information Statement titled “The Offer—Withdrawal Rights.” Withdrawn Trust Common Units may be re-tendered at any time prior to the expiration time by following one of the procedures described in the section of this Information Statement titled “The Offer—Procedure for Tendering.”

Material U.S. Federal Income Tax Consequences (see page 184)

The offer and the second-step merger will be taxable transactions for U.S. federal income tax purposes. U.S. holders (as defined in the section of this Information Statement titled “The Offer–Material U.S. Federal Income Tax Consequences”) of Trust Common Units generally will recognize gain or loss equal to the difference, if any, between (1) the sum of the fair market value, at the time of receipt, of PEDEVCO Common Stock received by such U.S. holder in the offer and the second-step merger and cash received in lieu of fractional shares and (2) such U.S. holder’s adjusted tax basis in the Trust Common Units surrendered in exchange therefor.

Any gain or loss recognized upon the offer or the second-step merger generally will be treated as capital gain or loss. However, a portion of this gain or loss, which could be substantial, will be separately computed and taxed as ordinary income or loss under Section 751 of the Code to the extent attributable to “unrealized receivables,” including depreciation recapture, or to “inventory items” owned by the Trust. Passive losses that were not deductible by a U.S. holder in prior taxable periods because they exceeded a U.S. holder’s share of the Trust’s income may become available to offset a portion of the gain recognized by such U.S. holder. For a more complete description of the tax consequences of the offer and the second-step merger, see the section of this Information Statement titled “The Offer—Material U.S. Federal Income Tax Consequences.”

Tax matters are very complicated, and the tax consequences of the offer and second-step merger to a particular Trust Common Unitholder will depend in part on such person’s circumstances. Accordingly, holders of Trust Common Units are urged to consult their own tax advisor for a full understanding of the tax consequences to the holders of the offer and second-step merger, including the applicability and effect of federal, state, local and foreign income and other tax laws.

Ownership of PEDEVCO After the Offer (see page 186)

PEDEVCO estimates that, upon consummation of the offer and the second-step merger, former holders of Trust Common Units will own, in the aggregate, approximately 22.5% of the issued and outstanding PEDEVCO Common Stock (approximately 22.1% on a fully diluted basis) as a result of having been holders of Trust Common Units. For a more detailed discussion of the assumptions on which this estimate is based, see the section of this Information Statement titled “The Offer—Ownership of PEDEVCO After the Offer.”

No Appraisal/Dissenters’ Rights (see page 187)

Holders of Trust Common Units do not have dissenters’ or appraisal rights in connection with the offer or the second-step merger. See the section of this Information Statement titled “The Offer—No Appraisal/Dissenters’ Rights.”

Regulatory Approvals (see page 196)

The offer and the second-step merger may be subject to review by government authorities and other regulatory agencies, including in jurisdictions outside the United States. PEDEVCO intends to identify such authorities and jurisdictions as soon as practicable and to file promptly thereafter all notifications that it determines are necessary or advisable under the applicable laws, rules and regulations of the respective identified authorities, agencies and jurisdictions for the consummation of the offer and/or the second-step merger and to file all post-completion notifications that it determines are necessary or advisable as soon as possible after the offer and the second-step merger have been consummated.

Accounting Treatment (see page 197)

The proposed acquisition of the Trust would be accounted for under the acquisition method of accounting under U.S. generally accepted accounting principles, with PEDEVCO recognizing the allocation of the purchase price to the net identifiable assets acquired from the date of completion of offer and second-step merger with the Trust’s net identifiable asset being recorded at their fair values at the same date.

Comparison of the Rights of Holders (see page 208)

Holders of Trust Common Units who validly tender their Trust Common Units in the offer and do not withdraw will receive PEDEVCO Common Stock following consummation of the offer. Because PEDEVCO is a Texas corporation and the Trust is a Delaware statutory trust, there are a number of differences between the rights of a holder of PEDEVCO Common Stock and the rights of a holder of Trust Common Units. See the discussion in the section of this Information Statement titled “Comparison of the Rights of Holders.”

Risk Factors (see page 19)

In addition to the risks relating to each of PEDEVCO’s business and ownership of Trust Common Units, the offer and the second-step merger are, and the combined business of PEDEVCO and the Trust will be, subject to several risks enumerated below.

Risk Factors Relating to the Offer and the Second-Step Merger

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Because the market price of PEDEVCO Common Stock that holders of Trust Common Units will receive in the offer will fluctuate, holders of Trust Common Units cannot be sure of the value of PEDEVCO Common Stock they will receive.

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Even if the offer is completed, there remains a risk that the Trust could liquidate prior to completion of the second-step merger.

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The offer is subject to other conditions that PEDEVCO cannot control.

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The prices of PEDEVCO Common Stock and Trust Common Units may be adversely affected if the offer and the second-step merger are not completed.

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PEDEVCO has not negotiated the price or terms of the offer or second-step merger with the Trust.

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Holders of Trust Common Units may be unable to assert a claim against the Trust’s independent registered public accounting firm or independent reserve engineers under Section 11 of the Securities Act.

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If PEDEVCO completes the exchange offer in accordance with the Minimum Tender Condition and Trustee Consent Condition, it believes it will be able to approve the second-step merger without a vote of holders of Trust Common Units who did not accept the exchange offer.

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The Trustee may not consent to the second-step merger, or may impose conditions on its consent that are unfavorable or cause us to terminate the offer.

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There will not be appraisal or dissenters’ rights with respect to the exchange offer or second-step merger.

Risk Factors Relating to PEDEVCO Following the Offer and the Second-Step Merger

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Assuming completion of the offer and second-step merger, PEDEVCO would own only the Royalty Interests, and would therefore remain subject to the same risks of the Trust with respect to its Royalty Interests.

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If PEDEVCO acquires less than a majority of the outstanding Trust Common Units, it may be deemed to be an investment company under the Investment Company Act.

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PEDEVCO has only conducted a review of the Trust’s publicly available information and has not had access to the Trust’s non-public information.

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Future results of PEDEVCO may differ materially from the unaudited pro forma condensed combined financial statements of PEDEVCO and the Trust presented in the offer to exchange.

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Resales of PEDEVCO Common Stock following the offer may cause the market price of PEDEVCO Common Stock to fall.

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The trading price of PEDEVCO Common Stock may be affected by factors different from those affecting the price of Trust Common Units.

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The PEDEVCO Common Stock to be received by holders of Trust Common Units as consideration will have different rights from the Trust Common Units.

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Holders of Trust Common Units will have a reduced ownership interest in the Trust’s assets after the consummation of the offer and the second-step merger.

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The combined business of PEDEVCO and the Trust will be geographically concentrated.

Tax Risks Related to the Offer and Second-Step Merger and the Ownership of PEDEVCO Common Stock

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The offer and second-step merger will be a taxable transaction to the holders of Trust Common Units and the resulting tax liability of a holder of Trust Common Units will depend on such unitholder’s particular situation. The tax liability of a holder of Trust Common Units as a result of the offer and second-step merger could be more than expected.

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The U.S. federal income tax treatment of owning and disposing of PEDEVCO Common Stock received in the offer or second-step merger will be different than the U.S. federal income tax treatment of owning and disposing of the Trust Common Units.

Risk Factors Relating to PEDEVCO

Risk Factors Related to the Oil, NGL and Natural Gas Industry and PEDEVCO’s Business

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Declines in oil and, to a lesser extent, NGL and natural gas prices, have in the past, and will continue in the future to, adversely affect PEDEVCO’s business, financial condition or results of operations and PEDEVCO’s ability to meet its capital expenditure obligations or targets and financial commitments.

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PEDEVCO has a limited operating history and expects to continue to incur losses for an indeterminable period of time.

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PEDEVCO will need additional capital to complete future acquisitions, conduct its operations and fund its business beyond 2020, and its ability to obtain the necessary funding is uncertain.

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PEDEVCO may not be able to generate sufficient cash flow to meet any future debt service and other obligations due to events beyond its control.

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All of PEDEVCO’s crude oil, natural gas and NGLs production is located in the Permian Basin and the D-J Basin, making it vulnerable to risks associated with operating in only two geographic areas. In addition, PEDEVCO has a large amount of proved reserves attributable to a small number of producing formations.

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Drilling for and producing oil and natural gas are highly speculative and involve a high degree of risk, with many uncertainties that could adversely affect its business. PEDEVCO has not recorded significant proved reserves, and areas that PEDEVCO decide to drill may not yield oil or natural gas in commercial quantities or at all.

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PEDEVCO’s success is dependent on the prices of oil, NGLs and natural gas. Low oil or natural gas prices and the substantial volatility in these prices will adversely affect, and is expected to continue to adversely affect, PEDEVCO’s business, financial condition and results of operations and its ability to meet PEDEVCO’s capital expenditure requirements and financial obligations.

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PEDEVCO’s business and operations have been adversely affected by, and are expected to continue to be adversely affected by, the recent COVID-19 outbreak, and may be adversely affected by other similar outbreaks.

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Future conditions might require PEDEVCO to make write-downs in its assets, which would adversely affect its balance sheet and results of operations.

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Declining general economic, business or industry conditions have, and will continue to have, a material adverse effect on PEDEVCO’s results of operations, liquidity and financial condition, and are expected to continue having a material adverse effect for the foreseeable future.

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PEDEVCO’s exploration, development and exploitation projects require substantial capital expenditures that may exceed cash on hand, cash flows from operations and potential borrowings, and PEDEVCO may be unable to obtain needed capital on satisfactory terms, which could adversely affect its future growth.

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PEDEVCO’s oil and natural gas reserves are estimated and may not reflect the actual volumes of oil and natural gas PEDEVCO will receive, and significant inaccuracies in these reserve estimates or underlying assumptions will materially affect the quantities and present value of its reserves.

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PEDEVCO may record impairments of oil and gas properties that would reduce its shareholders’ equity.

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PEDEVCO may have accidents, equipment failures or mechanical problems while drilling or completing wells or in production activities, which could adversely affect its business.

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PEDEVCO’s operations are subject to operational hazards and unforeseen interruptions for which PEDEVCO may not be adequately insured.

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The threat and impact of terrorist attacks, cyber-attacks or similar hostilities may adversely impact PEDEVCO’s operations.

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Failure to adequately protect critical data and technology systems could materially affect PEDEVCO’s operations.

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PEDEVCO’s strategy as an onshore resource player may result in operations concentrated in certain geographic areas and may increase its exposure to many of the risks described in the offer to exchange.

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Unless PEDEVCO replaces its oil and natural gas reserves, its reserves and production will decline, which will adversely affect its business, financial condition and results of operations.

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PEDEVCO’s strategy includes acquisitions of oil and natural gas properties, and its failure to identify or complete future acquisitions successfully, or not produce projected revenues associated with the future acquisitions could reduce its earnings and hamper its growth.

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If PEDEVCO completes acquisitions or enters into business combinations in the future, they may disrupt or have a negative impact on its business.

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PEDEVCO may incur indebtedness which could reduce its financial flexibility, increase interest expense and adversely impact its operations and its unit costs.

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PEDEVCO may purchase oil and natural gas properties with liabilities or risks that PEDEVCO did not know about or that PEDEVCO did not assess correctly, and, as a result, PEDEVCO could be subject to liabilities that could adversely affect its results of operations.

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PEDEVCO may incur losses or costs as a result of title deficiencies in the properties in which PEDEVCO invests.

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PEDEVCO’s identified drilling locations are scheduled over several years, making them susceptible to uncertainties that could materially alter the occurrence or timing of their drilling.

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Potential conflicts of interest could arise for certain members of PEDEVCO’s management team and PEDEVCO Board that hold management positions with other entities and its largest stockholder.

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PEDEVCO currently licenses only a limited amount of seismic and other geological data and may have difficulty obtaining additional data at a reasonable cost, which could adversely affect its future results of operations.

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The unavailability or high cost of drilling rigs, completion equipment and services, supplies and personnel, including hydraulic fracturing equipment and personnel, could adversely affect its ability to establish and execute exploration and development plans within budget and on a timely basis, which could have a material adverse effect on its business, financial condition and results of operations.

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PEDEVCO has limited control over activities on properties PEDEVCO does not operate.

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The marketability of PEDEVCO’s production is dependent upon oil and natural gas gathering, transportation, and storage facilities owned and operated by third parties, and the unavailability of satisfactory oil and natural gas transportation arrangements have had a material adverse effect on PEDEVCO’s revenue.

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An increase in the differential between the NYMEX or other benchmark prices of oil and natural gas and the wellhead price PEDEVCO receives for its production has adversely affected its business, financial condition and results of operations.

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PEDEVCO may have difficulty managing growth in its business, which could have a material adverse effect on its business, financial condition and results of operations and its ability to execute its business plan in a timely fashion.

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Financial difficulties encountered by PEDEVCO’s oil and natural gas purchasers, third-party operators or other third parties could decrease its cash flow from operations and adversely affect the exploration and development of its prospects and assets.

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The calculated present value of future net revenues from its proved reserves will not necessarily be the same as the current market value of its estimated oil and natural gas reserves.

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Competition in the oil and natural gas industry is intense, making it difficult for PEDEVCO to acquire properties, market oil and natural gas and secure trained personnel.

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PEDEVCO’s competitors may use superior technology and data resources that PEDEVCO may be unable to afford or that would require a costly investment by PEDEVCO in order to compete with them more effectively.

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If PEDEVCO does not hedge its exposure to reductions in oil and natural gas prices, PEDEVCO may be subject to significant reductions in prices. Alternatively, PEDEVCO may use oil and natural gas price hedging contracts, which involve credit risk and may limit future revenues from price increases and result in significant fluctuations in its profitability.

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Changes in the legal and regulatory environment governing the oil and natural gas industry, particularly changes in the current Colorado forced pooling system drilling operation set-back rules and salt water disposal permitting regulations in New Mexico, could have a material adverse effect on PEDEVCO’s business.

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SEC rules could limit PEDEVCO’s ability to book additional proved undeveloped reserves (“PUDs”) in the future.

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New or amended environmental legislation or regulatory initiatives could result in increased costs, additional operating restrictions, or delays, or have other adverse effects on PEDEVCO.

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Proposed changes to U.S. tax laws, if adopted, could have an adverse effect on PEDEVCO’s business, financial condition, results of operations, and cash flows.

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PEDEVCO may incur substantial costs to comply with the various federal, state, and local laws and regulations that affect its oil and natural gas operations, including as a result of the actions of third parties.

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Part of PEDEVCO’s strategy involves drilling in existing or emerging oil and gas plays using some of the latest available horizontal drilling and completion techniques. The results of its planned exploratory drilling in these plays are subject to drilling and completion technique risks, and drilling results may not meet its expectations for reserves or production. As a result, PEDEVCO may incur material write-downs and the value of its undeveloped acreage could decline if drilling results are unsuccessful.

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Part of PEDEVCO’s strategy involves using some of the latest available horizontal drilling and completion techniques. The results of its drilling in these plays are subject to drilling and completion technique risks, and results may not meet its expectations for reserves or production.

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Uncertainties associated with enhanced recovery methods may result in PEDEVCO not realizing an acceptable return on its investments in such projects.

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A significant amount of its Permian Basin Asset acreage must be drilled pursuant to governing agreements and leases, in order to hold the acreage by production. In the highly competitive market for acreage, failure to drill sufficient wells in order to hold acreage will result in a substantial lease renewal cost, or if renewal is not feasible, loss of PEDEVCO’s lease and prospective drilling opportunities.

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Competition for hydraulic fracturing services and water disposal could impede its ability to develop its oil and gas plays.

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Regulations could adversely affect its ability to hedge risks associated with its business and its operating results and cash flows.

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PEDEVCO’s operations are substantially dependent on the availability of water. Restrictions on its ability to obtain water may have an adverse effect on its financial condition, results of operations and cash flows.

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Downturns and volatility in global economies and commodity and credit markets have materially adversely affected PEDEVCO’s business, results of operations and financial condition.

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Improvements in or new discoveries of alternative energy technologies could have a material adverse effect on PEDEVCO’s financial condition and results of operations.

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Competition due to advances in renewable fuels may lessen the demand for PEDEVCO’s products and negatively impact its profitability.

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Future litigation or governmental proceedings could result in material adverse consequences, including judgments or settlements.

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PEDEVCO may be subject in the normal course of business to judicial, administrative or other third-party proceedings that could interrupt or limit its operations, require expensive remediation, result in adverse judgments, settlements or fines and create negative publicity.

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A substantial percentage of PEDEVCO’s New Mexico properties are undeveloped; therefore, the risk associated with its success is greater than would be the case if the majority of such properties were categorized as proved developed producing.

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Part of PEDEVCO’s strategy involves using certain of the latest available horizontal drilling and completion techniques, which involve additional risks and uncertainties in their application if compared to conventional drilling.

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Prospects that PEDEVCO decides to drill may not yield oil or natural gas in commercially viable quantities.

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Over the past approximately two years PEDEVCO has been significantly dependent on capital provided to PEDEVCO by SK Energy.

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Negative public perception regarding PEDEVCO and/or its industry could have an adverse effect on its operations.

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PEDEVCO’s business could be adversely affected by security threats, including cybersecurity threats.

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Weather and climate may have a significant and adverse impact on PEDEVCO.

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PEDEVCO recently temporarily shut-in all of its operated producing wells in its Permian Basin Asset and D-J Basin Asset to preserve PEDEVCO’s oil and gas reserves for production during a more favorable oil price environment, and while PEDEVCO has resumed full production, PEDEVCO may again shut-in some or all of its operated production, should market conditions significantly deteriorate.

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PEDEVCO may be forced to write-down material portions of its assets if low oil prices continue.

Risks Related to PEDEVCO’s Common Stock

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PEDEVCO currently has an illiquid and volatile market for PEDEVCO Common Stock, and the market for PEDEVCO Common Stock is and may remain illiquid and volatile in the future.

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An active liquid trading market for PEDEVCO Common Stock may not develop in the future.

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PEDEVCO does not presently intend to pay any cash dividends on or repurchase any shares of PEDEVCO Common Stock.

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Because PEDEVCO is a small company, the requirements of being a public company, including compliance with the reporting requirements of the Exchange Act and the requirements of the Sarbanes-Oxley Act and the Dodd-Frank Act, may strain its resources, increase its costs and distract management, and PEDEVCO may be unable to comply with these requirements in a timely or cost-effective manner.

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Future sales of PEDEVCO Common Stock could cause its stock price to decline.

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Its outstanding options, warrants and convertible securities may adversely affect the trading price of PEDEVCO Common Stock.

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PEDEVCO depends significantly upon the continued involvement of its present management.

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Dr. Simon Kukes, PEDEVCO’s Chief Executive Officer and a member of the PEDEVCO Board, beneficially owns 74.2% of PEDEVCO Common Stock through SK Energy LLC, which gives him majority voting control over stockholder matters and his interests may be different from your interests.

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Provisions of Texas law may have anti-takeover effects that could prevent a change in control even if it might be beneficial to its stockholders.

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The PEDEVCO Board can authorize the issuance of preferred stock, which could diminish the rights of holders of PEDEVCO Common Stock and make a change of control of its company more difficult even if it might benefit its stockholders.

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Securities analysts may not cover, or continue to cover, PEDEVCO Common Stock and this may have a negative impact on PEDEVCO Common Stock’s market price.

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Stockholders may be diluted significantly through PEDEVCO’s efforts to obtain financing and satisfy obligations through the issuance of securities.

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PEDEVCO is subject to the Continued Listing Criteria of the NYSE American and its failure to satisfy these criteria may result in delisting of PEDEVCO Common Stock.

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Due to the fact that PEDEVCO Common Stock is listed on the NYSE American, PEDEVCO is subject to financial and other reporting and corporate governance requirements which increase its costs and expenses.

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If persons engage in short sales of PEDEVCO Common Stock, including sales of shares to be issued upon exercise of its outstanding warrants, the price of PEDEVCO Common Stock may decline.

Risk Factors Relating to The Trust

Risks Related to the Trust Common Units

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The COVID-19 pandemic could materially adversely affect proceeds to the Trust and cash distributions to holders of Trust Common Units.

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The ability or willingness of OPEC and other oil exporting nations to set and maintain production levels has a significant impact on oil and natural gas commodity prices, which could reduce the amount of cash available for distribution to holders of Trust Common Units.

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The value of the Royalty Interests is highly dependent on the performance and financial condition of Avalon.

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The bankruptcy of operators could impede the operation of oil and gas wells subject to the Royalty Interests (“Trust Wells”).

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Producing oil, natural gas and NGL from the Underlying Properties is a high risk activity with many uncertainties that could adversely affect future production from the Underlying Properties. Any such reductions in production could decrease cash that is available for distribution to holders of Trust Common Units.

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Oil, natural gas and NGL prices can fluctuate widely due to a number of factors that are beyond the control of the Trust and Avalon. Continued volatility in oil, natural gas or NGL prices could reduce proceeds to the Trust and cash distributions to holders of Trust Common Units.

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Actual petroleum reserves and future production may be less than current estimates, which could reduce cash distributions by the Trust and the value of the Trust Common Units.

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The Trust Common Units have been delisted.

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Production of oil, natural gas and NGL on the Underlying Properties could be materially and adversely affected by severe or unseasonable weather.

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Due to the Trust’s lack of industry and geographic diversification, adverse developments in the location of the Underlying Properties could adversely impact the Trust’s financial condition, results of operations and cash flows and reduce its ability to make distributions to the holders of Trust Common Units.

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The generation of proceeds for distribution by the Trust depends in part on Avalon’s access to and the operation of gathering, transportation and processing facilities. Limitations in the availability of those facilities could interfere with sales of oil, natural gas and NGL production from the Underlying Properties.

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The Trust is passive in nature and has no voting rights in Avalon, no managerial, contractual or other ability to influence Avalon, and no right to exercise control over the field operations of, or sale of oil, natural gas and NGL from, the Underlying Properties.

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The oil, natural gas and NGL reserves estimated to be attributable to the Royalty Interests are depleting assets and production from those reserves will diminish over time. Furthermore, the Trust is precluded from acquiring other oil and natural gas properties or royalty interests to replace the depleting assets and production.

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An increase in the differential between the price realized by Avalon for oil and natural gas produced from the Underlying Properties and the NYMEX or other benchmark price of oil or natural gas could reduce the proceeds to the Trust and therefore the cash distributions by the Trust and the value of Trust Common Units.

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The amount of cash available for distribution by the Trust is reduced by Trust expenses, post-production costs and applicable taxes associated with the Royalty Interests.

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The Trust has no hedges in place to protect against the price risk inherent in holding interests in oil and gas, commodities that are frequently characterized by significant price volatility.

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The Trust is administered by a Trustee who cannot be replaced except at a special meeting of holders of Trust Common Units.

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Holders of Trust Common Units have limited ability to enforce provisions of the Royalty Interests, and Avalon’s liability to the Trust is limited.

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Courts outside of Delaware may not recognize the limited liability of the holders of Trust Common Units provided under Delaware law.

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The sale of Trust Common Units by Avalon could have an adverse impact on the trading price of the Trust Common Units.

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Avalon could have interests that conflict with the interests of the Trust and holders of Trust Common Units.

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Avalon may sell all or a portion of the Underlying Properties, subject to and burdened by the Royalty Interests; any such purchaser could have a weaker financial position and/or be less experienced in oil and natural gas development and production than Avalon.

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Oil and natural gas wells are subject to operational hazards that can cause substantial losses. Avalon maintains insurance but may not be adequately insured for all such hazards.

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The operation of the Underlying Properties is subject to complex federal, state, local and other laws and regulations that could adversely affect the cost, manner and feasibility of conducting operations on the properties, which in turn could negatively impact Trust distributions.

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Should Avalon fail to comply with all applicable statutes, rules, regulations and orders of the Federal Energy Regulatory Commission (“FERC”) or the Federal Trade Commission (“FTC”), Avalon could be subject to substantial penalties and fines.

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The operation of the Underlying Properties is subject to environmental and occupational safety and health laws and regulations that could adversely affect the cost, manner or feasibility of conducting operations or result in significant costs and liabilities.

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Climate change laws and regulations restricting emissions of greenhouse gasses (“GHGs”) could result in increased operating costs with respect to the Underlying Properties.

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The Trust is subject to the requirements of the Sarbanes-Oxley Act of 2002, which may impose cost and operating challenges on it.

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Cyber-attacks or other failures in telecommunications or IT systems could result in information theft, data corruption and significant disruption of Avalon’s business operations.

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Cyber-attacks or other failures in telecommunications or IT systems could result in information theft, data corruption and significant disruption of the Trustee’s operations.

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Legislation or regulatory initiatives intended to address seismic activity are restricting and could further restrict Avalon’s ability and the ability of other operators of the Underlying Properties to dispose of waste water produced alongside hydrocarbons.

Tax Risks Related to the Trust Units

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The Trust’s tax treatment depends on its status as a partnership for U.S. federal income tax purposes. If the U.S. Internal Revenue Service (“IRS”) were to treat the Trust as a corporation for U.S. federal income tax purposes, then its cash available for distribution to its holders of Trust Common Units would be substantially reduced.

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If the Trust were subjected to a material amount of additional entity-level taxation by individual states, it would reduce the Trust’s cash available for distribution to holders of Trust Common Units.

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Tax legislation enacted in 2017 may have a significant impact on the taxation of the Trust and holders of Trust Common Units.

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The tax treatment of an investment in Trust Common Units could be affected by potential legislative changes, possibly on a retroactive basis.

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The Trust has adopted and may continue to adopt positions that may not conform to all aspects of existing Treasury Regulations. If the IRS contests the tax positions the Trust takes, the value of the Trust Common Units may be adversely affected, the cost of any IRS contest will reduce the Trust’s cash available for distribution and income, gains, losses and deductions may be reallocated among holders of Trust Common Units. The Tax Cut and Jobs Act alters the procedures for assessing and collecting income taxes due for taxable years beginning after December 31, 2017, in a manner that could substantially reduce cash available for distribution to holders of Trust Common Units.

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Each holder of Trust Common Units is required to pay taxes on its share of the Trust’s income even if it does not receive cash distributions from the Trust equal to its share of the Trust’s taxable income.

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Tax gain or loss on the disposition of the Trust Common Units could be more or less than expected.

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The ownership and disposition of Trust Common Units by tax-exempt organizations and non-U.S. persons may result in adverse tax consequences to them.

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The Trust treats each purchaser of Trust Common Units as having the same economic attributes without regard to the actual Trust Common Units purchased. The IRS may challenge this treatment, which could adversely affect the value of the Trust Common Units.

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The Trust prorates its items of income, gain, loss and deduction between transferors and transferees of the Trust Common Units each quarter based upon the record ownership of the Trust Common Units on the quarterly record date, in such quarter, instead of on the basis of the date a particular Trust Common Unit is transferred. The IRS may challenge this treatment, which could change the allocation of items of income, gain, loss and deduction among the holders of Trust Common Units.

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A holder of Trust Common Units whose Trust Common Units are loaned to a “short seller” to cover a short sale of Trust Common Units may be considered as having disposed of those Trust Common Units. If so, such unitholder would no longer be treated for tax purposes as a partner (for tax purposes) with respect to those Trust Common Units during the period of the loan and may recognize gain or loss from the disposition.

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The Trust may adopt certain valuation methodologies that may affect the income, gain, loss and deduction allocable to the holders of Trust Common Units. The IRS may challenge this treatment, which could adversely affect the value of the Trust Common Units.

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The availability and extent of percentage depletion deductions to the holders of Trust Common Units for any taxable year is uncertain.

In addition to the above risks, you should read and consider all of the risk factors discussed or referenced in the section of this Information Statement titled “Risk Factors.”

RISK FACTORS

If any of the risks described below actually occur, the respective businesses, financial results, financial conditions, operating results or share prices of PEDEVCO, the Trust or the combined company could be materially adversely affected.

RISK FACTORS RELATING TO THE OFFER AND THE SECOND-STEP MERGER

Because the market price of PEDEVCO Common Stock that holders of Trust Common Units will receive in the offer will fluctuate, holders of Trust Common Units cannot be sure of the value of PEDEVCO Common Stock they will receive.

Upon consummation of the offer, each Trust Common Unit tendered and accepted for exchange by PEDEVCO pursuant to the offer will be converted into the right to receive the Consideration subject to the procedures described in the offer to exchange and in the related letter of transmittal. Because the number of shares of PEDEVCO Common Stock being offered as consideration will not vary based on the market value of PEDEVCO Common Stock or the market value of Trust Common Units, the market value of the consideration holders of Trust Common Units will receive in the offer will be based on the value of PEDEVCO Common Stock and Trust Common Units at the time the consideration in the offer is received. If the price of PEDEVCO Common Stock declines or the price of Trust Common Units increases, holders of Trust Common Units could receive less value for their Trust Common Units upon the consummation of the offer than the value calculated on the date the offer was announced, as of the date of the filing of the offer to exchange or as of the date such holder of Trust Common Units made his or her election and tendered Trust Common Units into the offer. Changes in the price of PEDEVCO Common Stock or Trust Common Units may result from a variety of factors that are beyond the companies’ control, including general market and economic conditions, changes in business prospects or in the oil and gas industry, actions of third parties, catastrophic events, both natural and man-made, regulatory considerations. In addition, the ongoing businesses of PEDEVCO and the Trust may be adversely affected by actions taken by PEDEVCO or the Trust in connection with the offer, including payment by the companies of certain costs relating to the offer, including certain legal, accounting, financing and financial and other advisory fees.

Because the offer and the second-step merger will not be completed until certain conditions have been satisfied or, where relevant, waived (see “The Offer—Conditions to the Offer”), a period of time, which may be significant, may pass between the commencement of the offer and the time that Purchaser accepts Trust Common Units exchanged. Therefore, at the time when holders of the Trust Common Units tender their Trust Common Units pursuant to the offer, the holders will not know the exact market value of PEDEVCO Common Stock that the holders may receive if Purchaser accepts such Trust Common Units for exchange. However, tendered Trust Common Units may be withdrawn at any time prior to the expiration time of the offer and, unless we have already accepted the tendered Trust Common Units for exchange, at any time following 60 days from commencement of the offer. See the section of this Information Statement titled “The Offer—Withdrawal Rights.”

Holders of Trust Common Units are urged to obtain current market quotations for Trust Common Units and PEDEVCO Common Stock (and to consider the equivalent market value of the Consideration based on current market quotations for PEDEVCO Common Stock) when they consider whether to tender their Trust Common Units pursuant to the offer. See the section of this Information Statement titled “Comparative Per Share Market Price and Dividend Information and Related Stockholder Matters” for recent historical high and low closing prices of PEDEVCO Common Stock and Trust Common Units.

Even if the offer is completed, there remains a risk that the Trust could liquidate prior to the completion of the second-step merger.

Even if the exchange offer is completed, there remains substantial risk of the Trust being liquidated prior to the completion of the second-step merger. Until completion of the second-step merger, provisions of the Trust Agreement (which cannot be amended without the consent of Avalon) would require the Trust to liquidate upon certain events, including the disposition of all of the Royalty Interests and other assets (other than cash), tangible or intangible, including accounts receivable and claims or rights to payment, constituting the trust estate or if the aggregate quarterly cash distribution amounts received by the Trust for distribution to its holders of Trust Common Units from Avalon for any four consecutive quarters, on a cumulative basis, fall below $5.0 million.

There is uncertainty regarding Avalon’s ability to pay the quarterly cash distribution amounts to the Trust. For example, the Trust has disclosed that Avalon failed to pay $4.65 million owed to the Trust for the three-month period ended March 31, 2020 resulting in no quarterly distribution for that quarter. The Trust’s Quarterly Report on Form 10-Q for the period ended June 30, 2020 indicates that Avalon will make a payment of $1.7 million to the Trust for the three months ended June 30, 2020, which will result in a quarterly distribution of $652,000.

The Trust has indicated in SEC filings the possibility for an early termination. In its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 filed on August 8, 2020, the Trust stated that based on Avalon’s estimates for the next twelve months regarding projected production from the Underlying Properties and estimated pricing for WTI crude oil based on futures prices as of August 1, 2020 readily available in the public market, adjusted for differentials, and assuming that Avalon is unable to make the quarterly payment to the Trust for the three-month period ended March 31, 2020, cash available for distribution for the four consecutive quarters ending December 31, 2020, on a cumulative basis, may fall below $5.0 million, which would require the Trust to commence termination shortly after the required quarterly cash distribution is to be made in February 2021. The Trust stated that if that occurs, the Trustee would be required to sell all of the Trust’s remaining assets and liquidate the Trust.

Subsequently, Avalon and Montare Resources I, LLC (“Montare”) stated in a letter to the Trust dated September 2, 2020 and filed as Exhibit 99.4 to a jointly filed Schedule 13D on September 8, 2020, that Avalon believes that, based on current and future projections of oil prices, there will be sufficient cash for the Trust to make distributions exceeding $5 million per 12-month period until March 31, 2024.

In response on September 4, 2020, which response is filed as Exhibit 99.1 to the Trust’s Current Report on Form 8-K filed on September 8, 2020, the Trustee noted that its prior statements included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 were “disclosure . . . provided to the Trust by Avalon” and that it was “ . . surprised by the projected distributions to unitholders [in the] September 2 letter and by [Avalon’s] statements regarding [its] belief that the Trust will be able to make cumulative distributions exceeding $5.0 million during each four-quarter period until March 2024.”

Accordingly, there is uncertainty regarding payment of future distributions by Avalon. Due to the Trust Agreement requiring liquidation that depends upon the payments Avalon makes under the Royalty Interests, actions by persons other than the Trust or PEDEVCO may cause a liquidation of the Trust. Although PEDEVCO intends to complete the second-step merger as promptly as practicable following the exchange offer, the timing of completing the second-step merger following the exchange offer cannot be estimated with exact certainty. Accordingly, the Trust could be liquidated after completing the exchange offer but prior to the second-step merger.

If liquidation of the Trust were to occur following the exchange offer but prior to the second-step merger, the Trustee would sell the Royalty Interests (subject to Avalon’s right of first refusal) and proceeds of the Trust’s liquidation would be distributed to holders of Trust Common Units, including PEDEVCO. In such an event, holders that will have exchanged their Trust Common Units for PEDEVCO Common Stock would not share directly in the liquidating distributions because they would no longer hold Trust Common Units, and PEDEVCO would receive the liquidating distributions that the exchanging holders of Trust Common Units would have otherwise received.

The offer is subject to other conditions that PEDEVCO cannot control.

The offer is subject to other conditions, including the Minimum Tender Condition, the Trustee Consent Condition, the PEDEVCO Shareholder Approval Condition, the Government Approval Condition and the No Trust Material Adverse Effect Condition. No assurance can be given that all of the conditions to the offer will be satisfied or, if they are, as to the timing of such satisfaction. In addition, the Trust or a third party, such as Avalon or Montare, may seek to take additional actions, or fail to take actions, and put in place additional obstacles that will delay, or frustrate, the satisfaction of one or more conditions. If the conditions to the offer are not satisfied, then PEDEVCO may allow the offer to expire, or could amend or extend the offer. See the section of this Information Statement titled “The Offer—Conditions to the Offer” for a discussion of the conditions to the offer.

The prices of PEDEVCO Common Stock and Trust Common Units may be adversely affected if the offer and the second-step merger are not completed.

If the offer and the second-step merger are not completed, the prices of PEDEVCO Common Stock and Trust Common Units may decline to the extent that the current market prices of PEDEVCO Common Stock and Trust Common Units reflect a market assumption that the offer and the second-step merger will be completed.

PEDEVCO has not negotiated the price or terms of the offer or second-step merger with the Trust.

In evaluating the offer, holders of Trust Common Units should be aware that PEDEVCO has not negotiated the price or terms of the offer or the second-step merger with the Trust and neither the Trust nor the Trustee has approved the offer or the second-step merger. The Trustee has declined to enter into discussions with PEDEVCO regarding the offer, and has stated that the Trust Agreement does not authorize the Trustee to enter into an arrangement with an offeror or with respect to a negotiated exchange offer or tender offer for the outstanding Common Units. In light of the Trustee’s indicated inability to negotiate with PEDEVCO, PEDEVCO is making the offer directly to holders of Trust Common Units upon the terms and subject to the conditions set forth in the offer to exchange as an alternative to a negotiated transaction.

Holders of Trust Common Units may be unable to assert a claim against the Trust’s independent registered public accounting firm or independent reserve engineers under Section 11 of the Securities A

Section 11(a) of the Securities Act provides that if part of a registration statement at the time it becomes effective contains an untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to such registration statement (unless it is proved that at the time of such acquisition such person knew of such untruth or omission) may assert a claim against, among others, any accountant or expert who has consented to be named as having certified any part of the registration statement or as having prepared any report for use in connection with the registration statement.

Although audit reports were issued on the Trust’s historical financial statements and are included in the Trust’s filings with the SEC, the Trust’s independent registered public accounting firm has not permitted the use of its reports in PEDEVCO’s registration statement of which the offer to exchange forms a part. PEDEVCO is requesting but has not, as of the date hereof, received the consent of such independent registered public accounting firm. If PEDEVCO does not receive this consent, PEDEVCO plans to request dispensation pursuant to Rule 437 under the Securities Act from this requirement. If PEDEVCO receives the consent of the Trust’s independent registered public accounting firm, PEDEVCO will promptly file it as an exhibit to PEDEVCO’s registration statement of which the offer to exchange forms a part. Accordingly, if PEDEVCO is unable to obtain the consent of the Trust’s independent registered public accounting firm, holders of Trust Common Units may not be able to assert a claim against the Trust’s independent registered public accounting firm under Section 11 of the Securities Act.

Similarly, the information included herein regarding the Trust’s estimated quantities of proved developed producing reserves and future revenue, as of December 31, 2019, of the Trust’s royalty interest in certain oil and gas properties is based on the proved reserve report prepared by the Trust’s independent reserve engineers, as set forth in their report included in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2019. PEDEVCO is requesting but has not, as of the date hereof, received the consent of such independent reserve engineers to file their report. If PEDEVCO does not receive this consent, PEDEVCO plans to request dispensation pursuant to Rule 437 under the Securities Act from this requirement. If PEDEVCO receives the consent of the Trust’s independent reserve engineers, PEDEVCO will promptly file it, and the report, as an exhibit to PEDEVCO’s registration statement of which the offer to exchange forms a part. Accordingly, if PEDEVCO is unable to obtain the consent of the Trust’s independent reserve engineers, holders of Trust Common Units may not be able to assert a claim against the Trust’s independent reserve engineers under Section 11 of the Securities Act.

If PEDEVCO completes the exchange offer in accordance with the Minimum Tender Condition and Trustee Consent Condition, it believes it will be able to approve the second-step merger without a vote of holders of Trust Common Units who did not accept the exchange offer.

Under Section 3815(a) of the Delaware Trust Act, a statutory trust may merge or consolidate with or into another business entity formed or organized or existing under the laws of the State of Delaware or any other state or jurisdiction, with either the trust or other business entity surviving. Section 3815(a) of the Delaware Trust Act further provides that unless otherwise provided in the governing instrument of a statutory trust that is not a registered investment company, an agreement of merger or consolidation shall be approved by each such statutory trust which is to merge or consolidate by all of the beneficial owners and all of the trustees. Section 3806(f)(1) of the Delaware Trust Act provides that unless otherwise provided in the governing instrument of a statutory trust, on any matter that is to be voted on by the beneficial owners, the beneficial owners may take such action without a meeting, without a prior notice and without a vote if consented to, in writing, or by electronic transmission by beneficial owners having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all interests in the statutory trust entitled to vote thereon were present and voted.

Pursuant to Section 9.04 of the Trust Agreement, the Trust may merge or consolidate with or into, or convert into, one or more other corporations, partnerships, limited liability companies, trusts, estates or other entity, organization or association in accordance with Section 3815 of the Trust Act if such transaction: (1) is agreed to by the Trustee; (2) approved by the vote of a Unit Majority at a meeting duly called and held in accordance with Article VIII; and (3) is permitted under the Trust Act and any other applicable law. A “Unit Majority” is defined in the Trust Agreement as (i) a majority of the Trust Common Units (excluding Trust Common Units owned by Avalon and its Affiliates ) and (ii) a majority of the Trust Common Units, in each case present in person or by proxy at a meeting at which a quorum is present; provided, that, at any time when Avalon and its Affiliates collectively own less than 10% of the outstanding Trust Common Units, “Unit Majority” means a majority of the Trust Common Units present in person or by proxy at a meeting at which a quorum is present.

Upon completion of the offer to exchange, assuming the satisfaction of the Minimum Tender Condition, PEDEVCO will have a majority of the outstanding Trust Common Units. Furthermore, assuming satisfaction of the Trustee Consent Condition, PEDEVCO will have the approval for the Trustee for the second-step merger. PEDEVCO believes it will be able to, and intends to, approve the second-step merger acting by written consent under Section 3806(f)(1) of the Delaware Trust Act as a holder of a Unit Majority of the Trust Common Units because the Trust Agreement does not presently prohibit action by written consent. PEDEVCO intends to file a preliminary information statement with respect to the shareholder written consent in lieu of a special meeting to approve the second-step merger prior to, or promptly after, the completion of the offer to exchange.

While the Trust Agreement does not expressly prohibit action by written consent of a holder of Trust Common Units, parties may challenge the ability of PEDEVCO to act by written consent, including the Trustee, Avalon or Montare, which may delay or prevent the offer to exchange or the second-step merger.

The Trustee may not consent to the second-step merger, or may impose conditions on its consent that are unfavorable or cause us to terminate the offer.

Pursuant to Section 9.04 of the Trust Agreement, the Trust may merge or consolidate with or into, or convert into, one or more other corporations, partnerships, limited liability companies, trusts, estates or other entity, organization or association in accordance with Section 3815 of the Trust Act if, among other conditions, such transaction is agreed to by the Trustee.

PEDEVCO has conditioned the offer upon the Trustee’s consent to the second-step merger. The Trustee may not consent to the second-step merger. Additionally, the Trustee may determine to impose conditions on the second-step merger that are unfavorable to PEDEVCO, or that could have the effect of delaying the offer to exchange or the second-step merger. In the event the Trustee does not consent to the second-step merger, or the Trustee imposes conditions on the second-step merger, PEDEVCO may terminate the exchange offer.

There will not be appraisal or dissenters’ rights with respect to the exchange offer or second-step merger.

Holders of Trust Common Units do not have dissenters’ or appraisal rights in connection with the offer.

Additionally, Section 3815(h) of the Delaware Trust Act provides that unless otherwise provided in a governing instrument or an agreement of merger or consolidation or a plan of division, no appraisal rights are available with respect to a beneficial interest or another interest in a statutory trust, including in connection with any amendment of a governing instrument, any merger or consolidation in which the statutory trust is a constituent party to the merger or consolidation, any division of the statutory trust or the sale of all or substantially all of the statutory trust’s assets. The Trust Agreement does not provide for appraisal rights. Accordingly, holders of Trust Common Units will not have appraisal rights in the second-step merger.

RISK FACTORS RELATING TO PEDEVCO FOLLOWING THE OFFER AND THE SECOND-STEP MERGER

Assuming completion of the offer and second-step merger, PEDEVCO would own only the Royalty Interests, and would therefore remain subject to the same risks of the Trust with respect to its Royalty Interests.

Assuming PEDEVCO completes the offer and the second-step merger, it will only acquire the Royalty Interests. PEDEVCO would not, without further action, become the operator of the Underlying Properties, a working interest owner, or own any other form of ownership with respect to the Underlying Properties. Accordingly, all of the risks that are present with respect to the Trust and its Royalty Interest would continue to apply to PEDEVCO. Although PEDEVCO intends to engage with the operator of the Underlying Properties to enhance the value of the Royalty Interest, there is no assurance it will be able to do so. Please read “—Risk Factors Related to the Trust—Risks Related to the Trust Units.” There can be no assurance that PEDEVCO can increase the value of the Royalty Interests, or that its ownership of the Royalty Interests would be any different from that of the Trust.

If PEDEVCO acquires less than a majority of the outstanding Trust Common Units, it may be deemed to be an investment company under the Investment Company Act.

PEDEVCO has conditioned the exchange offer on the Minimum Tender Condition, which means the exchange offer is conditioned upon PEDEVCO acquiring a majority of the outstanding Trust Common Units. However, the condition may be waived by PEDEVCO. If the Minimum Tender Condition is waived by PEDEVCO, and it acquires less than a majority of the outstanding Trust Common Units, it may be deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). If PEDEVCO is deemed to be an investment company, it will either have to register as an investment company under the Investment Company Act, obtain exemptive relief from the SEC or modify its organizational structure or contractual rights to fall outside the definition of an investment company. Registering as an investment company could, among other things, materially limit PEDEVCO’s ability to engage in transactions with affiliates, including the purchase and sale of certain securities or other property to or from its affiliates, restrict its ability to borrow funds or engage in other transactions involving leverage, require PEDEVCO to add additional directors who are independent of PEDEVCO and its affiliates, and adversely affect the price of PEDEVCO’s Common Stock.

PEDEVCO has only conducted a review of the Trust’s publicly available information and has not had access to the Trust’s non-public information.

To date, PEDEVCO has only conducted a due diligence review of the Trust’s publicly available information. There may be material non-public information about the Trust, Avalon or Montare that could impact PEDEVCO’s decision, including the Consideration offered in the exchange. For example, Avalon and Montare referenced an Exhibit A in a letter to the Trust dated September 2, 2020 and filed as Exhibit 99.4 to a jointly filed Schedule 13D on September 8, 2020, which included estimated distributions by quarter from the third quarter of 2019 to the first quarter of 2023, as forecasted by Avalon. In response on September 4, 2020, which response is filed as Exhibit 99.1 to the Trust’s Current Report on Form 8-K filed on September 8, 2020, the Trust noted that it had received supporting documents with respect to the forecast. Financial forecasts and supporting documents regarding future distributions on the Trust Common Units, if it were available to PEDEVCO, would likely be considered material information that would be used to determine, among other things, the Consideration offered in the exchange.

As a result, after the consummation of the offer and the second-step merger, PEDEVCO may be subject to liabilities and risks of the Trust unknown to PEDEVCO or the Trust, or holders of Trust Common Units, which may have a material adverse effect on the business, financial condition and results of operations of the combined company and the market value of PEDEVCO Common Stock after the consummation of the offer and the second-step merger.

The consummation of the offer or the second-step merger may constitute a breach or default, or an event that, with or without notice or lapse of time or both, would constitute a breach or default, or result in the acceleration or other change of any right or obligation (including, without limitation, any payment obligation) or termination of an agreement under agreements of the Trust that are not publicly available. If this happens, PEDEVCO may have liabilities relating to the breach or default and may have to seek to replace that agreement with a new agreement. PEDEVCO cannot provide assurance that it will be able to replace a terminated agreement on comparable terms or at all. Depending on the importance of a terminated agreement to the Trust, failure to replace that agreement on similar terms or at all may increase the costs to PEDEVCO of acquiring the Trust or prevent PEDEVCO from utilizing all or a part of the Trust assets. In addition, the Trust may be committed to arrangements or agreements of which PEDEVCO is not aware.

In respect of all information relating to the Trust presented in, or omitted from, the offer to exchange, PEDEVCO has relied upon publicly available information, including information publicly filed by the Trust with the SEC. Although PEDEVCO has no knowledge that would indicate that any statements contained herein regarding the Trust’s condition, including its financial or operating condition (based upon such publicly filed reports and documents) are inaccurate, incomplete or untrue, PEDEVCO was not involved in the preparation of such information and statements. For example, PEDEVCO has made adjustments and assumptions in preparing the pro forma financial information presented in the offer to exchange that have necessarily involved PEDEVCO’s estimates with respect to the Trust’s financial information that, given the lack of information received, could be materially different than currently presented. See the section of this Information Statement titled “Unaudited Pro Forma Condensed Combined Financial Statements.” Any financial, operating or other information regarding the Trust that may be detrimental to PEDEVCO following the consummation of the offer and the second-step merger that has not been publicly disclosed by the Trust, or errors in PEDEVCO’s estimates due to the lack of cooperation and information from the Trust, may have a material adverse effect on the business, financial condition and results of operations of the combined company and the market value of PEDEVCO Common Stock after the consummation of the offer and the second-step merger.

Future results of PEDEVCO may differ materially from the unaudited pro forma condensed combined financial statements of PEDEVCO and the Trust presented in the offer to exchange.

The future results of PEDEVCO following the consummation of the offer and the second-step merger may be materially different from those shown in the Unaudited Pro Forma Condensed Combined Financial Statements presented in the offer to exchange, which show only a combination of PEDEVCO’s and the Trust’s standalone historical results after giving effect to the offer and the second-step merger, subject to the matters noted therein. PEDEVCO has estimated that it will record approximately $0.6 million in transaction expenses, as described in the notes to the Unaudited Pro Forma Condensed Combined Financial Statements included in the offer to exchange. In addition, the final amount of any charges relating to acquisition accounting adjustments that PEDEVCO may be required to record will not be known until following the consummation of the offer and the second-step merger. These and other expenses and charges may be significantly higher or lower than estimated.

Resales of PEDEVCO Common Stock following the offer may cause the market price of PEDEVCO Common Stock to fall.

PEDEVCO expects that it will issue approximately 21,000,000 shares of PEDEVCO Common Stock in connection with the offer and the second-step merger. The issuance of these new shares and the sale of additional shares (including by way of registration rights Avalon may have as a result of the second-step merger) that may become eligible for sale in the public market from time to time upon exercise of options could have the effect of depressing the market price for PEDEVCO Common Stock. The increase in the number of PEDEVCO Common Stock may lead to sales of such PEDEVCO Common Stock or the perception that such sales may occur, either of which may adversely affect the market for, and the market price of, PEDEVCO Common Stock.

The trading price of PEDEVCO Common Stock may be affected by factors different from those affecting the price of Trust Common Units.

Upon consummation of the offer and the second-step merger, holders of Trust Common Units will become holders of PEDEVCO Common Stock. PEDEVCO’s business differs from that of the Trust, and PEDEVCO’s results of operations, as well as the trading price of PEDEVCO Common Stock, may be affected by factors different from those affecting the Trust’s results of operations and the price of Trust Common Units.

The PEDEVCO Common Stock to be received by holders of Trust Common Units as consideration will have different rights from the Trust Common Units.

Upon receipt of PEDEVCO Common Stock in the offer, holders of Trust Common Units will become holders of PEDEVCO Common Stock and their rights as shareholders will be governed by the certificate of formation of PEDEVCO (the “PEDEVCO Certificate of Formation”), the bylaws of PEDEVCO (the “PEDEVCO Bylaws”), and the Texas Business Organizations Code (the “TBOC”). Many of the rights associated with PEDEVCO Common Stock are significantly different from those of Trust Common Units. See the section of this Information Statement titled “Comparison Rights of Holders” for a discussion of the different rights associated with PEDEVCO Common Stock and Trust Common Units.

Holders of Trust Common Units will have a reduced ownership interest in the Trust’s assets after the consummation of the offer and the second-step merger.

When the Trust Common Units are tendered in the offer are exchanged and following consummation of the second-step merger, each holder of Trust Common Units will become a PEDEVCO shareholder with a percentage ownership of the combined company that is smaller than the Trust Common Unit holder’s interest in the Trust. PEDEVCO estimates that, upon consummation of the offer and the second-step merger, former holders of Trust Common Units will own, in the aggregate, approximately 22.5% of the issued and outstanding PEDEVCO Common Stock (approximately 22.1% on a fully diluted basis) as a result of having been holders of Trust Common Units. For a more detailed discussion of the assumptions on which this estimate is based, see the section of this Information Statement titled “The Offer—Ownership of PEDEVCO After the Offer.”

The combined business of PEDEVCO and the Trust will be geographically concentrated.

Both PEDEVCO and the Trust are dependent upon oil and gas producing properties in the Permian Basin. This concentration could disproportionately expose the combined entities to operational and regulatory risk in that area. Due to the lack of diversification in industry type and location of the combined entities interests, adverse developments in the oil and natural gas market or the area, for example, transportation or treatment capacity constraints, curtailment of production or treatment plant closures for scheduled maintenance, could have a significantly greater impact on the combined entities financial condition, results of operations and cash flows than if it were more diversified.

TAX RISKS RELATED TO THE OFFER AND SECOND-STEP MERGER AND
THE OWNERSHIP OF PEDEVCO COMMON STOCK

In addition to reading the following risk factors, you are urged to read “The Offer—Material U.S. Federal Income Tax Consequences” for a more complete discussion of the expected U.S. federal income tax consequences of the offer and second-step merger and of owning and disposing of PEDEVCO Common Stock.

The offer and second-step merger will be a taxable transaction to the holders of Trust Common Units and the resulting tax liability of a holder of Trust Common Units will depend on such unitholder’s particular situation. The tax liability of a holder of Trust Common Units as a result of the offer and second-step merger could be more than expected.

Holders of Trust Common Units will receive PEDEVCO Common Stock in exchange for their Trust Common Units. Although the holders of Trust Common Units will receive no cash consideration, the offer and second-step merger will be treated as a taxable sale by U.S. Holders (as defined in “The Offer—Material U.S. Federal Income Tax Consequences”) of the Trust Common Units for U.S. federal income tax purposes. As a result of the offer and second-step merger, a holder of Trust Common Units that is a U.S. holder will recognize gain or loss for U.S. federal income tax purposes equal to the difference between such unitholder’s amount realized and the unitholder’s adjusted tax basis in its Trust Common Units. The amount of gain or loss recognized by such a U.S. holder in the offer and second-step merger will vary depending on such U.S. holder’s particular situation, including the value of the shares of PEDEVCO Common Stock received and the adjusted tax basis of the Trust Common Units exchanged by such U.S. holder in the offer and second-step merger, and the amount of any suspended passive losses that may be available to a particular U.S. holder to offset a portion of the gain recognized by it.

Because the value of any PEDEVCO Common Stock received in the offer and second-step merger will not be known until the effective time of the offer and second-step merger, a holder of Trust Common Units that is a U.S. holder will not be able to determine its amount realized, and therefore its taxable gain or loss, until such time. In addition, because prior distributions in excess of a U.S. holder’s allocable share of the Trust’s net taxable income decrease the U.S. holder’s tax basis in its Trust Common Units, the amount, if any, of the prior excess distributions with respect to such Trust Common Units will, in effect, become taxable income to a unitholder that is a U.S. holder if the aggregate value of the consideration received in the offer and second-step merger is greater than the U.S. holder’s adjusted tax basis in its Trust Common Units, even if the aggregate value of the consideration received in the offer and second-step merger is less than the U.S. holder’s original cost basis in its Trust Common Units. Furthermore, a portion of this gain or loss, which could be substantial, will be separately computed and taxed as ordinary income or loss to the extent attributable to “unrealized receivables,” including depreciation recapture, or to “inventory items” owned by the Trust.

For a more complete discussion of U.S. federal income tax consequences of the offer and second-step merger, see “The Offer—Material U.S. Federal Income Tax Consequences.”

The U.S. federal income tax treatment of owning and disposing of PEDEVCO Common Stock received in the offer or second-step merger will be different than the U.S. federal income tax treatment of owning and disposing of the Trust Common Units.

The Trust is classified as a partnership for U.S. federal income tax purposes and, generally, is not subject to entity-level U.S. federal income taxes. Instead, each holder of Trust Common Units is required to take into account its respective share of the Trust’s items of income, gain, loss and deduction in computing its federal income tax liability, even if no cash distributions are made by the Trust to the unitholder. A pro rata distribution of cash by the Trust to a holder of Trust Common Units who is a U.S. holder is generally not taxable for U.S. federal income tax purposes unless the amount of cash distributed is in excess of the such unitholder’s adjusted tax basis in its Trust Common Units.

In contrast, PEDEVCO is classified as a corporation for U.S. federal income tax purposes and is subject to U.S. federal income tax on its taxable income. A distribution of cash by PEDEVCO to a shareholder who is a U.S. holder will generally be included in such shareholder’s income as ordinary dividend income to the extent of PEDEVCO’s current or accumulated “earnings and profits,” as determined under U.S. federal income tax principles. Cash distributions to a PEDEVCO shareholder who is a U.S. holder in excess of PEDEVCO’s current and accumulated earnings and profits will be treated as a non-taxable return of capital, reducing the adjusted tax basis in the U.S. holder’s PEDEVCO Common Stock and, to the extent the cash distribution exceeds the U.S. holder’s adjusted tax basis, as capital gain from the sale or exchange of such PEDEVCO Common Stock. See “The Offer—Material U.S. Federal Income Tax Consequences.”

RISK FACTORS RELATING TO PEDEVCO

Risk Factors Related to the Oil, NGL and Natural Gas Industry and PEDEVCO’s Business

Declines in oil and, to a lesser extent, NGL and natural gas prices, have in the past, and will continue in the future to, adversely affect PEDEVCO’s business, financial condition or results of operations and PEDEVCO’s ability to meet its capital expenditure obligations or targets and financial commitments.

The price PEDEVCO receives for its oil and, to a lesser extent, natural gas and NGLs, heavily influences PEDEVCO’s revenue, profitability, cash flows, liquidity, access to capital, present value and quality of its reserves, the nature and scale of its operations and future rate of growth. Oil, NGL and natural gas are commodities and, therefore, their prices are subject to wide fluctuations in response to relatively minor changes in supply and demand. In recent years, the markets for oil and natural gas have been volatile. These markets will likely continue to be volatile in the future. Further, oil prices and natural gas prices do not necessarily fluctuate in direct relation to each other. Because approximately 88% of PEDEVCO’s estimated proved reserves as of December 31, 2019 were oil, its financial results are more sensitive to movements in oil prices. The price of crude oil has experienced significant volatility over the last five years, with the price per barrel of West Texas Intermediate (“WTI”) crude rising from a low of $27 in February 2016 to a high of $76 in October 2018, then, in 2020, most recently dropping below $20 per barrel due in part to reduced global demand stemming from the recent global COVID-19 outbreak. A prolonged period of low market prices for oil and natural gas, or further declines in the market prices for oil and natural gas, will likely result in capital expenditures being further curtailed and will adversely affect PEDEVCO’s business, financial condition and liquidity and its ability to meet obligations, targets or financial commitments and could ultimately lead to restructuring or filing for bankruptcy, which would have a material adverse effect on its stock price and indebtedness. Additionally, lower oil and natural gas prices have, and may in the future, cause, a decline in PEDEVCO’s stock price. During the year ended December 31, 2019, the daily NYMEX WTI oil spot price ranged from a high of $66.24 per Bbl to a low of $46.31 per Bbl and the NYMEX natural gas Henry Hub spot price ranged from a high of $4.25 per MMBtu to a low of $1.75 per MMBtu. During the six months ended June 30, 2020, the daily NYMEX WTI oil spot price ranged from a high of $63.27 per Bbl to a low of ($36.98) per Bbl and the NYMEX natural gas Henry Hub spot price ranged from a high of $2.17 per MMBtu to a low of $1.42 per MMBtu.

PEDEVCO has a limited operating history and expects to continue to incur losses for an indeterminable period of time.

PEDEVCO has a limited operating history and is engaged in the initial stages of exploration, development and exploitation of its leasehold acreage and will continue to be so until commencement of substantial production from its oil and natural gas properties, which will depend upon successful drilling results, additional and timely capital funding, and access to suitable infrastructure. Companies in their initial stages of development face substantial business risks and may suffer significant losses. PEDEVCO has generated substantial net losses and negative cash flows from operating activities in the past and expect to continue to incur substantial net losses as PEDEVCO continues its drilling program. In considering an investment in PEDEVCO Common Stock, holders of Trust Common Units should consider that there is only limited historical and financial operating information available upon which to base your evaluation of PEDEVCO’s performance. PEDEVCO has incurred net losses of $102,594,000 from the date of inception (February 9, 2011) through June 30, 2020. Additionally, PEDEVCO is dependent on obtaining additional debt and/or equity financing to roll-out and scale its planned principal business operations. Management’s plans in regard to these matters consist principally of seeking additional debt and/or equity financing combined with expected cash flows from current oil and gas assets held and additional oil and gas assets that PEDEVCO may acquire. PEDEVCO’s efforts may not be successful and funds may not be available on favorable terms, if at all.

 PEDEVCO faces challenges and uncertainties in financial planning as a result of the unavailability of historical data and uncertainties regarding the nature, scope and results of its future activities. New companies must develop successful business relationships, establish operating procedures, hire staff, install management information and other systems, establish facilities and obtain licenses, as well as take other measures necessary to conduct their intended business activities. PEDEVCO may not be successful in implementing its business strategies or in completing the development of the infrastructure necessary to conduct its business as planned. In the event that one or more of its drilling programs is not completed or is delayed or terminated, its operating results will be adversely affected and its operations will differ materially from the activities described in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, in the offer to exchange and its subsequent periodic reports. As a result of industry factors or factors relating specifically to us, PEDEVCO may have to change its methods of conducting business, which may cause a material adverse effect on its results of operations and financial condition. The uncertainty and risks described in the offer to exchange may impede its ability to economically find, develop, exploit and acquire oil and natural gas reserves. As a result, PEDEVCO may not be able to achieve or sustain profitability or positive cash flows provided by its operating activities in the future.

PEDEVCO will need additional capital to complete future acquisitions, conduct its operations and fund its business beyond 2020, and its ability to obtain the necessary funding is uncertain.

PEDEVCO will need to raise additional funding to complete future potential acquisitions and will be required to raise additional funds through public or private debt or equity financing or other various means to fund its operations and complete exploration and drilling operations beyond 2020 (which 2020 plan is fully funded), and acquire assets. In such a case, adequate funds may not be available when needed or may not be available on favorable terms. If PEDEVCO needs to raise additional funds in the future by issuing equity securities, dilution to existing stockholders will result, and such securities may have rights, preferences and privileges senior to those of PEDEVCO Common Stock. If funding is insufficient at any time in the future and PEDEVCO is unable to generate sufficient revenue from new business arrangements, to complete planned acquisitions or operations, its results of operations and the value of its securities could be adversely affected.

Additionally, due to the nature of oil and gas interests, i.e., that rates of production generally decline over time as oil and gas reserves are depleted, if PEDEVCO is unable to drill additional wells and develop its reserves, either because PEDEVCO is unable to raise sufficient funding for such development activities, or otherwise, or in the event PEDEVCO is unable to acquire additional operating properties, PEDEVCO believes that its revenues will continue to decline over time. Furthermore, in the event PEDEVCO is unable to raise additional required funding in the future, PEDEVCO will not be able to participate in the drilling of additional wells, will not be able to complete other drilling and/or workover activities, and may not be able to make required payments on its outstanding liabilities.

If this were to happen, PEDEVCO may be forced to scale back its business plan, sell or liquidate assets to satisfy outstanding debts, all of which could result in the value of its outstanding securities declining in value.

PEDEVCO may not be able to generate sufficient cash flow to meet any future debt service and other obligations due to events beyond its control.

PEDEVCO’s ability to generate cash flows from operations, to make payments on or refinance potential future indebtedness and to fund working capital needs and planned capital expenditures will depend on its future financial performance and its ability to generate cash in the future. PEDEVCO’s future financial performance will be affected by a range of economic, financial, competitive, business and other factors that PEDEVCO cannot control, such as general economic, legislative, regulatory and financial conditions in its industry, the economy generally, the price of oil and other risks described below. A significant reduction in operating cash flows resulting from changes in economic, legislative or regulatory conditions, increased competition or other events beyond its control could increase the need for additional or alternative sources of liquidity and could have a material adverse effect on its business, financial condition, results of operations, prospects and its ability to service future potential debt and other obligations. If PEDEVCO is unable to service future potential indebtedness or to fund its other liquidity needs, PEDEVCO may be forced to adopt an alternative strategy that may include actions such as reducing or delaying capital expenditures, selling assets, restructuring or refinancing such indebtedness, seeking additional capital, or any combination of the foregoing. If PEDEVCO raises debt, it would increase its interest expense, leverage and its operating and financial costs. PEDEVCO cannot assure you that any of these alternative strategies could be affected on satisfactory terms, if at all, or that they would yield sufficient funds to make required payments on future potential indebtedness or to fund its other liquidity needs. Reducing or delaying capital expenditures or selling assets could delay future cash flows. In addition, the terms of future debt agreements may restrict PEDEVCO from adopting any of these alternatives. PEDEVCO cannot assure you that its business will generate sufficient cash flows from operations or that future borrowings will be available in an amount sufficient to enable it to pay such future potential indebtedness or to fund its other liquidity needs.

If for any reason PEDEVCO is unable to meet its future potential debt service and repayment obligations, PEDEVCO may be in default under the terms of the agreements governing such indebtedness, which could allow its creditors at that time to declare such outstanding indebtedness to be due and payable. Under these circumstances, its lenders could compel PEDEVCO to apply all of its available cash to repay its borrowings. In addition, the lenders under its credit facilities or other secured indebtedness could seek to foreclose on any of its assets that are their collateral. If the amounts outstanding under such indebtedness were to be accelerated, or were the subject of foreclosure actions, its assets may not be sufficient to repay in full the money owed to the lenders or to its other debt holders.

All of PEDEVCO’s crude oil, natural gas and NGLs production is located in the Permian Basin and the D-J Basin, making it vulnerable to risks associated with operating in only two geographic areas. In addition, PEDEVCO has a large amount of proved reserves attributable to a small number of producing formations.

PEDEVCO’s operations are focused solely in the Permian Basin located in Chaves and Roosevelt Counties, New Mexico, and the D-J Basin of Weld and Morgan Counties, Colorado, which means its current producing properties and new drilling opportunities are geographically concentrated in those two areas. Because its operations are not as diversified geographically as many of its competitors, the success of its operations and its profitability may be disproportionately exposed to the effect of any regional events, including:

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fluctuations in prices of crude oil, natural gas and NGLs produced from the wells in these areas;

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natural disasters such as the flooding that occurred in the D-J Basin area in September 2013;

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the effects of local quarantines;

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restrictive governmental regulations; and

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curtailment of production or interruption in the availability of gathering, processing or transportation infrastructure and services, and any resulting delays or interruptions of production from existing or planned new wells.

For example, bottlenecks in processing and transportation that have occurred in some recent periods in the Permian Basin and D-J Basin may negatively affect PEDEVCO’s results of operations, and these adverse effects may be disproportionately severe to PEDEVCO compared to its more geographically diverse competitors. Similarly, the concentration of its assets within a small number of producing formations exposes PEDEVCO to risks, such as changes in field-wide rules that could adversely affect development activities or production relating to those formations. Such an event could have a material adverse effect on PEDEVCO’s results of operations and financial condition. In addition, in areas where exploration and production activities are increasing, as has been the case in recent years in the Permian Basin and D-J Basin, the demand for, and cost of, drilling rigs, equipment, supplies, personnel and oilfield services increase. Shortages or the high cost of drilling rigs, equipment, supplies, personnel or oilfield services could delay or adversely affect its development and exploration operations or cause PEDEVCO to incur significant expenditures that are not provided for in its capital forecast, which could have a material adverse effect on its business, financial condition or results of operations. Finally, its operations in New Mexico or Colorado may be negatively affected by quarantines put in place in New Mexico or Colorado in an effort to slow the spread of the 2019 novel coronavirus or other viruses or diseases.

Drilling for and producing oil and natural gas are highly speculative and involve a high degree of risk, with many uncertainties that could adversely affect PEDEVCO’s business. PEDEVCO has not recorded significant proved reserves, and areas that PEDEVCO decide to drill may not yield oil or natural gas in commercial quantities or at all.

Exploring for and developing hydrocarbon reserves involves a high degree of operational and financial risk, which precludes PEDEVCO from definitively predicting the costs involved and time required to reach certain objectives. Its potential drilling locations are in various stages of evaluation, ranging from locations that are ready to drill, to locations that will require substantial additional interpretation before they can be drilled. The budgeted costs of planning, drilling, completing and operating wells are often exceeded, and such costs can increase significantly due to various complications that may arise during the drilling and operating processes. Before a well is spudded, PEDEVCO may incur significant geological and geophysical (seismic) costs, which are incurred whether a well eventually produces commercial quantities of hydrocarbons or is drilled at all. Exploration wells bear a much greater risk of loss than development wells. The analogies PEDEVCO draws from available data from other wells, more fully explored locations or producing fields may not be applicable to its drilling locations. If its actual drilling and development costs are significantly more than its estimated costs, PEDEVCO may not be able to continue its operations as proposed and could be forced to modify its drilling plans accordingly.

If PEDEVCO decides to drill a certain location, there is a risk that no commercially productive oil or natural gas reservoirs will be found or produced. PEDEVCO may drill or participate in new wells that are not productive. PEDEVCO may drill wells that are productive, but that do not produce sufficient net revenues to return a profit after drilling, operating and other costs. There is no way to predict in advance of drilling and testing whether any particular location will yield oil or natural gas in sufficient quantities to recover exploration, drilling or completion costs or to be economically viable. Even if sufficient amounts of oil or natural gas exist, PEDEVCO may damage the potentially productive hydrocarbon-bearing formation or experience mechanical difficulties while drilling or completing the well, resulting in a reduction in production and reserves from the well or abandonment of the well. Whether a well is ultimately productive and profitable depends on a number of additional factors, including the following:

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general economic and industry conditions, including the prices received for oil and natural gas;

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shortages of, or delays in, obtaining equipment, including hydraulic fracturing equipment, and qualified personnel;

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potential significant water production, which could make a producing well uneconomic, particularly in the Permian Basin, where abundant water production is a known risk;

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potential drainage by operators on adjacent properties;

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loss of, or damage to, oilfield development and service tools;

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problems with title to the underlying properties;

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increases in severance taxes;

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adverse weather conditions that delay drilling activities or cause producing wells to be shut down;

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domestic and foreign governmental regulations; and

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proximity to and capacity of transportation facilities.

If PEDEVCO does not drill productive and profitable wells in the future, its business, financial condition and results of operations could be materially and adversely affected.

PEDEVCO’s success is dependent on the prices of oil, NGLs and natural gas. Low oil or natural gas prices and the substantial volatility in these prices will adversely affect, and is expected to continue to adversely affect, PEDEVCO’s business, financial condition and results of operations and its ability to meet PEDEVCO’s capital expenditure requirements and financial obligations.

The prices PEDEVCO receives for its oil, NGLs and natural gas heavily influence its revenue, profitability, cash flow available for capital expenditures, access to capital and future rate of growth. Oil, NGLs and natural gas are commodities and, therefore, their prices are subject to wide fluctuations in response to relatively minor changes in supply and demand. Historically, the commodities market has been volatile. For example, the price of crude oil has experienced significant volatility over the last five years, with the price per barrel of WTI crude rising from a low of $27 in February 2016 to a high of $76 in October 2018, then dropping below $20 per barrel in April 2020 due in part to reduced global demand stemming from the recent global COVID-19 outbreak, before recovering to between $40-$45 per barrel more recently. Prices for natural gas and NGLs experienced declines of similar magnitude. An extended period of continued lower oil prices, or additional price declines, will have further adverse effects on PEDEVCO. The prices PEDEVCO receives for its production, and the levels of its production, will continue to depend on numerous factors, including the following:

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the domestic and foreign supply of oil, NGLs and natural gas;

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the domestic and foreign demand for oil, NGLs and natural gas;

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the prices and availability of competitors’ supplies of oil, NGLs and natural gas;

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the actions of the Organization of Petroleum Exporting Countries, or OPEC, and state-controlled oil companies relating to oil price and production controls;

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the price and quantity of foreign imports of oil, NGLs and natural gas;

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the impact of U.S. dollar exchange rates on oil, NGLs and natural gas prices;

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domestic and foreign governmental regulations and taxes;

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speculative trading of oil, NGLs and natural gas futures contracts;

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localized supply and demand fundamentals, including the availability, proximity and capacity of gathering and transportation systems for natural gas;

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the availability of refining capacity;

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the prices and availability of alternative fuel sources;

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the threat, or perceived threat, or results, of viral pandemics, for example, as experienced with the COVID-19 pandemic in 2020;

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weather conditions and natural disasters;

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political conditions in or affecting oil, NGLs and natural gas producing regions, including the Middle East and South America;

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the continued threat of terrorism and the impact of military action and civil unrest;

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public pressure on, and legislative and regulatory interest within, federal, state and local governments to stop, significantly limit or regulate hydraulic fracturing activities;

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the level of global oil, NGL and natural gas inventories and exploration and production activity;

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authorization of exports from the Unites States of liquefied natural gas;

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the impact of energy conservation efforts;

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technological advances affecting energy consumption; and

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overall worldwide economic conditions.

Declines in oil, NGL or natural gas prices will not only reduce PEDEVCO’s revenue, but will reduce the amount of oil, NGL and natural gas that PEDEVCO can produce economically. Should natural gas, NGL or oil prices remain at current levels for an extended period of time, PEDEVCO will continue to shut-in its operated wells, delay some or all of its exploration and development plans for its prospects, and cease exploration or development activities on certain prospects due to the anticipated unfavorable economics from such activities, and, as a result, PEDEVCO will have to make substantial downward adjustments to its estimated proved reserves, each of which would have a material adverse effect on its business, financial condition and results of operations.

PEDEVCO’s business and operations have been adversely affected by, and are expected to continue to be adversely affected by, the recent COVID-19 outbreak, and may be adversely affected by other similar outbreaks.

As a result of the recent COVID-19 outbreak or other adverse public health developments, including voluntary and mandatory quarantines, travel restrictions and other restrictions, PEDEVCO’s operations, and those of its subcontractors, customers and suppliers, have and are anticipated to continue to experience delays or disruptions and temporary suspensions of operations. In addition, PEDEVCO’s financial condition and results of operations have been and are likely to continue to be adversely affected by the COVID-19 outbreak.

The timeline and potential magnitude of the COVID-19 outbreak is currently unknown.  The continuation or amplification of this virus could continue to more broadly affect the United States and global economy, including its business and operations, and the demand for oil and gas.  For example, the outbreak of coronavirus has resulted in a widespread health crisis that will adversely affect the economies and financial markets of many countries, resulting in an economic downturn that will affect PEDEVCO’s operating results. Other contagious diseases in the human population could have similar adverse effects. In addition, the effects of COVID-19 and concerns regarding its global spread have recently negatively impacted the domestic and international demand for crude oil and natural gas, which has contributed to price volatility, impacted the price PEDEVCO receives for oil and natural gas and materially and has materially and adversely affected the demand for and marketability of its production, which production PEDEVCO temporarily shut-in from mid-April 2020 through early June 2020, and is anticipated to continue to adversely affect the same for the foreseeable future. As the potential impact from COVID-19 is difficult to predict, the extent to which it will negatively affect PEDEVCO’s operating results, or the duration of any potential business disruption is uncertain. The magnitude and duration of any impact will depend on future developments and new information that may emerge regarding the severity and duration of COVID-19 and the actions taken by authorities to contain it or treat its impact, all of which are beyond its control. These potential impacts, while uncertain, have already negatively affected PEDEVCO’s first and second quarter results of operations, and are anticipated to have a negative impact on multiple future quarters’ results as well.

Future conditions might require PEDEVCO to make write-downs in its assets, which would adversely affect its balance sheet and results of operations.

PEDEVCO reviews its long-lived tangible and intangible assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If conditions in any of the businesses in which PEDEVCO competes were to deteriorate, PEDEVCO could determine that certain of its assets were impaired and PEDEVCO would then be required to write-off all or a portion of its costs for such assets. Any such significant write-offs would adversely affect its balance sheet and results of operations.

Declining general economic, business or industry conditions have, and will continue to have, a material adverse effect on PEDEVCO’s results of operations, liquidity and financial condition, and are expected to continue having a material adverse effect for the foreseeable future.

Concerns over global economic conditions, the threat of pandemic diseases and the results thereof, energy costs, geopolitical issues, inflation, and the availability and cost of credit have contributed to increased economic uncertainty and diminished expectations for the global economy. These factors, combined with volatile prices of oil and natural gas, declining business and consumer confidence and increased unemployment, have precipitated an economic slowdown and a recession, which could expand to a global depression. Concerns about global economic growth have had a significant adverse impact on global financial markets and commodity prices and are expected to continuing having a material adverse effect for the foreseeable future. If the economic climate in the United States or abroad continues to deteriorate, demand for petroleum products could diminish, which could further impact the price at which PEDEVCO can sell its oil, natural gas and natural gas liquids, affect the ability of its vendors, suppliers and customers to continue operations, and ultimately adversely impact PEDEVCO’s results of operations, liquidity and financial condition to a greater extent that it has already.

PEDEVCO’s exploration, development and exploitation projects require substantial capital expenditures that may exceed cash on hand, cash flows from operations and potential borrowings, and PEDEVCO may be unable to obtain needed capital on satisfactory terms, which could adversely affect its future growth.

PEDEVCO’s exploration and development activities are capital intensive. PEDEVCO makes and expects to continue to make substantial capital expenditures in its business for the development, exploitation, production and acquisition of oil and natural gas reserves. Its cash on hand, its operating cash flows and future potential borrowings may not be adequate to fund its future acquisitions or future capital expenditure requirements. The rate of its future growth may be dependent, at least in part, on its ability to access capital at rates and on terms PEDEVCO determine to be acceptable.

PEDEVCO’s cash flows from operations and access to capital are subject to a number of variables, including:

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its estimated proved oil and natural gas reserves;

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the amount of oil and natural gas PEDEVCO produces from existing wells;

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the prices at which PEDEVCO sells its production;

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the costs of developing and producing its oil and natural gas reserves;

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its ability to acquire, locate and produce new reserves;

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the general state of the economy;

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the ability and willingness of banks to lend to PEDEVCO; and its ability to access the equity and debt capital markets.

In addition, future events, such as terrorist attacks, wars or combat peace-keeping missions, financial market disruptions, general economic recessions, oil and natural gas industry recessions, large company bankruptcies, accounting scandals, pandemic diseases, overstated reserves estimates by major public oil companies and disruptions in the financial and capital markets have caused financial institutions, credit rating agencies and the public to more closely review the financial statements, capital structures and earnings of public companies, including energy companies. Such events have constrained the capital available to the energy industry in the past, and such events or similar events could adversely affect its access to funding for its operations in the future.

If PEDEVCO’s revenues decrease as a result of lower oil and natural gas prices, operating difficulties, declines in reserves or for any other reason, PEDEVCO may have limited ability to obtain the capital necessary to sustain its operations at current levels, further develop and exploit its current properties or invest in additional exploration opportunities. Alternatively, a significant improvement in oil and natural gas prices or other factors could result in an increase in its capital expenditures and PEDEVCO may be required to alter or increase its capitalization substantially through the issuance of debt or equity securities, the sale of production payments, the sale or farm out of interests in its assets, the borrowing of funds or otherwise to meet any increase in capital needs. If PEDEVCO is unable to raise additional capital from available sources at acceptable terms, its business, financial condition and results of operations could be adversely affected. Further, future debt financings may require that a portion of PEDEVCO’s cash flows provided by operating activities be used for the payment of principal and interest on its debt, thereby reducing its ability to use cash flows to fund working capital, capital expenditures and acquisitions. Debt financing may involve covenants that restrict its business activities. If PEDEVCO succeeds in selling additional equity securities to raise funds, at such time the ownership percentage of its existing stockholders would be diluted, and new investors may demand rights, preferences or privileges senior to those of existing stockholders. If PEDEVCO chooses to farm-out interests in its prospects, PEDEVCO may lose operating control over such prospects.

PEDEVCO’s oil and natural gas reserves are estimated and may not reflect the actual volumes of oil and natural gas PEDEVCO will receive, and significant inaccuracies in these reserve estimates or underlying assumptions will materially affect the quantities and present value of its reserves.

The process of estimating accumulations of oil and natural gas is complex and is not exact, due to numerous inherent uncertainties. The process relies on interpretations of available geological, geophysical, engineering and production data. The extent, quality and reliability of this technical data can vary. The process also requires certain economic assumptions related to, among other things, oil and natural gas prices, drilling and operating expenses, capital expenditures, taxes and availability of funds. The accuracy of a reserves estimate is a function of:

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the quality and quantity of available data;

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the interpretation of that data;

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the judgment of the persons preparing the estimate; and

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the accuracy of the assumptions.

The accuracy of any estimates of proved reserves generally increases with the length of the production history. Due to the limited production history of PEDEVCO’s properties, the estimates of future production associated with these properties may be subject to greater variance to actual production than would be the case with properties having a longer production history. As PEDEVCO’s wells produce over time and more data is available, the estimated proved reserves will be re-determined on at least an annual basis and may be adjusted to reflect new information based upon its actual production history, results of exploration and development, prevailing oil and natural gas prices and other factors.

Actual future production, oil and natural gas prices, revenues, taxes, development expenditures, operating expenses and quantities of recoverable oil and natural gas most likely will vary from its estimates. It is possible that future production declines in its wells may be greater than PEDEVCO has estimated. Any significant variance to its estimates could materially affect the quantities and present value of its reserves.

PEDEVCO may record impairments of oil and gas properties that would reduce its shareholders’ equity.

The successful efforts method of accounting is used for oil and gas exploration and production activities. Under this method, all costs for development wells, support equipment and facilities, and proved mineral interests in oil and gas properties are capitalized. PEDEVCO reviews the carrying value of its long-lived assets annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. PEDEVCO assesses the recoverability of the carrying value of the asset by estimating the future net undiscounted cash flows expected to result from the asset, including eventual disposition. If the future net undiscounted cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and estimated fair value. This impairment does not impact cash flows from operating activities but does reduce earnings and its shareholders’ equity. The risk that PEDEVCO will be required to recognize impairments of its oil and gas properties increases during periods of low oil or gas prices. Impairments would occur if PEDEVCO were to experience sufficient downward adjustments to its estimated proved reserves or the present value of estimated future net revenues. An impairment recognized in one period may not be reversed in a subsequent period even if higher oil and gas prices increase the cost center ceiling applicable to the subsequent period. PEDEVCO has in the past and could in the future incur additional impairments of oil and gas properties.

PEDEVCO may have accidents, equipment failures or mechanical problems while drilling or completing wells or in production activities, which could adversely affect its business.

While PEDEVCO is drilling and completing wells or involved in production activities, PEDEVCO may have accidents or experience equipment failures or mechanical problems in a well that cause PEDEVCO to be unable to drill and complete the well or to continue to produce the well according to its plans. PEDEVCO may also damage a potentially hydrocarbon-bearing formation during drilling and completion operations. Such incidents may result in a reduction of its production and reserves from the well or in abandonment of the well.

PEDEVCO’s operations are subject to operational hazards and unforeseen interruptions for which PEDEVCO may not be adequately insured.

There are numerous operational hazards inherent in oil and natural gas exploration, development, production and gathering, including:

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unusual or unexpected geologic formations;

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natural disasters;

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adverse weather conditions;

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unanticipated pressures;

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loss of drilling fluid circulation;

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blowouts where oil or natural gas flows uncontrolled at a wellhead;

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cratering or collapse of the formation;

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pipe or cement leaks, failures or casing collapses;

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fires or explosions;

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releases of hazardous substances or other waste materials that cause environmental damage;

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pressures or irregularities in formations; and equipment failures or accidents.

In addition, there is an inherent risk of incurring significant environmental costs and liabilities in the performance of PEDEVCO’s operations, some of which may be material, due to its handling of petroleum hydrocarbons and wastes, its emissions to air and water, the underground injection or other disposal of its wastes, the use of hydraulic fracturing fluids and historical industry operations and waste disposal practices.

Any of these or other similar occurrences could result in the disruption or impairment of PEDEVCO’s operations, substantial repair costs, personal injury or loss of human life, significant damage to property, environmental pollution and substantial revenue losses. The location of PEDEVCO’s wells, gathering systems, pipelines and other facilities near populated areas, including residential areas, commercial business centers and industrial sites, could significantly increase the level of damages resulting from these risks. Insurance against all operational risks is not available to PEDEVCO. PEDEVCO is not fully insured against all risks, including development and completion risks that are generally not recoverable from third parties or insurance. In addition, pollution and environmental risks generally are not fully insurable. PEDEVCO maintains $2 million general liability coverage and $10 million umbrella coverage that covers its and its subsidiaries’ business and operations. With respect to its other non-operated assets, PEDEVCO may elect not to obtain insurance if PEDEVCO believes that the cost of available insurance is excessive relative to the perceived risks presented. Losses could, therefore, occur for uninsurable or uninsured risks or in amounts in excess of existing insurance coverage. Moreover, insurance may not be available in the future at commercially reasonable prices or on commercially reasonable terms. Changes in the insurance markets due to various factors may make it more difficult for PEDEVCO to obtain certain types of coverage in the future. As a result, PEDEVCO may not be able to obtain the levels or types of insurance PEDEVCO would otherwise have obtained prior to these market changes, and the insurance coverage PEDEVCO does obtain may not cover certain hazards or all potential losses that are currently covered, and may be subject to large deductibles. Losses and liabilities from uninsured and underinsured events and delay in the payment of insurance proceeds could have a material adverse effect on its business, financial condition and results of operations.

The threat and impact of terrorist attacks, cyber-attacks or similar hostilities may adversely impact PEDEVCO’s operations.

PEDEVCO cannot assess the extent of either the threat or the potential impact of future terrorist attacks on the energy industry in general, and on PEDEVCO in particular, either in the short-term or in the long-term. Uncertainty surrounding such hostilities may affect its operations in unpredictable ways, including the possibility that infrastructure facilities, including pipelines and gathering systems, production facilities, processing plants and refineries, could be targets of, or indirect casualties of, an act of terror, a cyber-attack or electronic security breach, or an act of war.

Failure to adequately protect critical data and technology systems could materially affect PEDEVCO’s operations.

Information technology solution failures, network disruptions and breaches of data security could disrupt PEDEVCO’s operations by causing delays or cancellation of customer orders, impeding processing of transactions and reporting financial results, resulting in the unintentional disclosure of customer, employee or its information, or damage to its reputation. There can be no assurance that a system failure or data security breach will not have a material adverse effect on PEDEVCO’s financial condition, results of operations or cash flows.

PEDEVCO’s strategy as an onshore resource player may result in operations concentrated in certain geographic areas and may increase its exposure to many of the risks described in the offer to exchange.

PEDEVCO’s current operations are concentrated in the states of New Mexico and Colorado. This concentration may increase the potential impact of many of the risks described in the offer to exchange. For example, PEDEVCO may have greater exposure to regulatory actions impacting New Mexico and/or Colorado, natural disasters in New Mexico and/or Colorado, competition for equipment, services and materials available in, and access to infrastructure and markets in, these states.

Unless PEDEVCO replaces its oil and natural gas reserves, its reserves and production will decline, which will adversely affect its business, financial condition and results of operations.

The rate of production from PEDEVCO’s oil and natural gas properties will decline as its reserves are depleted. Its future oil and natural gas reserves and production and, therefore, its income and cash flow, are highly dependent on its success in (a) efficiently developing and exploiting its current reserves on properties owned by PEDEVCO or by other persons or entities and (b) economically finding or acquiring additional oil and natural gas producing properties. In the future, PEDEVCO may have difficulty acquiring new properties. During periods of low oil and/or natural gas prices, it will become more difficult to raise the capital necessary to finance expansion activities. If PEDEVCO is unable to replace its production, its reserves will decrease, and its business, financial condition and results of operations would be adversely affected.

PEDEVCO’s strategy includes acquisitions of oil and natural gas properties, and its failure to identify or complete future acquisitions successfully, or not produce projected revenues associated with the future acquisitions could reduce its earnings and hamper its growth.

PEDEVCO may be unable to identify properties for acquisition or to make acquisitions on terms that PEDEVCO considers economically acceptable. There is intense competition for acquisition opportunities in the oil and gas industry. Competition for acquisitions may increase the cost of, or cause PEDEVCO to refrain from, completing acquisitions. The completion and pursuit of acquisitions may be dependent upon, among other things, PEDEVCO’s ability to obtain debt and equity financing and, in some cases, regulatory approvals. PEDEVCO’s ability to grow through acquisitions will require PEDEVCO to continue to invest in operations, financial and management information systems and to attract, retain, motivate and effectively manage its employees. The inability to manage the integration of acquisitions effectively could reduce PEDEVCO’s focus on subsequent acquisitions and current operations, and could negatively impact its results of operations and growth potential. PEDEVCO’s financial position and results of operations may fluctuate significantly from period to period as a result of the completion of significant acquisitions during particular periods. If PEDEVCO is not successful in identifying or acquiring any material property interests, its earnings could be reduced and its growth could be restricted.

PEDEVCO may engage in bidding and negotiating to complete successful acquisitions. PEDEVCO may be required to alter or increase substantially its capitalization to finance these acquisitions through the use of cash on hand, the issuance of debt or equity securities, the sale of production payments, the sale of non-strategic assets, the borrowing of funds or otherwise. If PEDEVCO were to proceed with one or more acquisitions involving the issuance of PEDEVCO Common Stock, its stockholders would suffer dilution of their interests. Furthermore, PEDEVCO’s decision to acquire properties that are substantially different in operating or geologic characteristics or geographic locations from areas with which its staff is familiar may impact its productivity in such areas.

PEDEVCO may not be able to produce the projected revenues related to future acquisitions. There are many assumptions related to the projection of the revenues of future acquisitions including, but not limited to, drilling success, oil and natural gas prices, production decline curves and other data. If revenues from future acquisitions do not meet projections, this could adversely affect PEDEVCO’s business and financial condition.

If PEDEVCO completes acquisitions or enters into business combinations in the future, they may disrupt or have a negative impact on its business.

If PEDEVCO completes acquisitions or enters into business combinations in the future, funding permitting, PEDEVCO could have difficulty integrating the acquired companies’ assets, personnel and operations with its own. Additionally, acquisitions, mergers or business combinations PEDEVCO may enter into in the future could result in a change of control of PEDEVCO, and a change in the PEDEVCO Board or officers of PEDEVCO. In addition, the key personnel of the acquired business may not be willing to work for us. PEDEVCO cannot predict the effect expansion may have on its core business. Regardless of whether PEDEVCO is successful in making an acquisition or completing a business combination, the negotiations could disrupt its ongoing business, distract its management and employees and increase its expenses. In addition to the risks described above, acquisitions and business combinations are accompanied by a number of inherent risks, including, without limitation, the following:

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the difficulty of integrating acquired companies, concepts and operations;

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the potential disruption of the ongoing businesses and distraction of PEDEVCO’s management and the management of acquired companies;

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change in PEDEVCO’s business focus and/or management;

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difficulties in maintaining uniform standards, controls, procedures and policies;

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the potential impairment of relationships with employees and partners as a result of any integration of new management personnel;

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the potential inability to manage an increased number of locations and employees;

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PEDEVCO’s ability to successfully manage the companies and/or concepts acquired;

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the failure to realize efficiencies, synergies and cost savings; or

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the effect of any government regulations which relate to the business acquired.

PEDEVCO’s business could be severely impaired if and to the extent that PEDEVCO is unable to succeed in addressing any of these risks or other problems encountered in connection with an acquisition or business combination, many of which cannot be presently identified. These risks and problems could disrupt PEDEVCO’s ongoing business, distract its management and employees, increase its expenses and adversely affect its results of operations.

Any acquisition or business combination transaction PEDEVCO enters into in the future could cause substantial dilution to existing stockholders, result in one party having majority or significant control over PEDEVCO or result in a change in business focus of PEDEVCO.

PEDEVCO may incur indebtedness which could reduce its financial flexibility, increase interest expense and adversely impact its operations and its unit costs.

PEDEVCO currently has no outstanding indebtedness, but PEDEVCO may incur significant amounts of indebtedness in the future in order to make acquisitions or to develop its properties. PEDEVCO’s level of indebtedness could affect its operations in several ways, including the following:

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a significant portion of PEDEVCO’s cash flows could be used to service its indebtedness;

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a high level of debt would increase PEDEVCO’s vulnerability to general adverse economic and industry conditions;

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any covenants contained in the agreements governing PEDEVCO’s outstanding indebtedness could limit its ability to borrow additional funds, dispose of assets, pay dividends and make certain investments;

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a high level of debt may place PEDEVCO at a competitive disadvantage compared to its competitors that are less leveraged and, therefore, may be able to take advantage of opportunities that its indebtedness may prevent PEDEVCO from pursuing; and

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debt covenants to which PEDEVCO may agree may affect its flexibility in planning for, and reacting to, changes in the economy and in its industry.

A high level of indebtedness increases the risk that PEDEVCO may default on its debt obligations. PEDEVCO may not be able to generate sufficient cash flows to pay the principal or interest on its debt, and future working capital, borrowings or equity financing may not be available to pay or refinance such debt. If PEDEVCO does not have sufficient funds and are otherwise unable to arrange financing, PEDEVCO may have to sell significant assets or have a portion of its assets foreclosed upon which could have a material adverse effect on its business, financial condition and results of operations.

PEDEVCO may purchase oil and natural gas properties with liabilities or risks that PEDEVCO did not know about or that PEDEVCO did not assess correctly, and, as a result, PEDEVCO could be subject to liabilities that could adversely affect its results of operations.

Before acquiring oil and natural gas properties, PEDEVCO estimates the reserves, future oil and natural gas prices, operating costs, potential environmental liabilities and other factors relating to the properties. However, PEDEVCO’s review involves many assumptions and estimates, and their accuracy is inherently uncertain. As a result, PEDEVCO may not discover all existing or potential problems associated with the properties PEDEVCO buys. PEDEVCO may not become sufficiently familiar with the properties to assess fully their deficiencies and capabilities. PEDEVCO does not generally perform inspections on every well or property, and PEDEVCO may not be able to observe mechanical and environmental problems even when PEDEVCO conducts an inspection. The seller may not be willing or financially able to give PEDEVCO contractual protection against any identified problems, and PEDEVCO may decide to assume environmental and other liabilities in connection with properties PEDEVCO acquires. If PEDEVCO acquires properties with risks or liabilities PEDEVCO did not know about or that PEDEVCO did not assess correctly, its business, financial condition and results of operations could be adversely affected as PEDEVCO settles claims and incur cleanup costs related to these liabilities.

PEDEVCO may incur losses or costs as a result of title deficiencies in the properties in which PEDEVCO invests.

If an examination of the title history of a property that PEDEVCO has purchased reveals an oil and natural gas lease has been purchased in error from a person who is not the owner of the property, its interest would be worthless. In such an instance, the amount paid for such oil and natural gas lease as well as any royalties paid pursuant to the terms of the lease prior to the discovery of the title defect would be lost.

Prior to the drilling of an oil and natural gas well, it is the normal practice in the oil and natural gas industry for the person or company acting as the operator of the well to obtain a preliminary title review of the spacing unit within which the proposed oil and natural gas well is to be drilled to ensure there are no obvious deficiencies in title to the well. Frequently, as a result of such examinations, certain curative work must be done to correct deficiencies in the marketability of the title, and such curative work entails expense. Its failure to cure any title defects may adversely impact PEDEVCO’s ability in the future to increase production and reserves. In the future, PEDEVCO may suffer a monetary loss from title defects or title failure. Additionally, unproved and unevaluated acreage has greater risk of title defects than developed acreage. If there are any title defects or defects in assignment of leasehold rights in properties in which PEDEVCO holds an interest, PEDEVCO will suffer a financial loss which could adversely affect its business, financial condition and results of operations.

PEDEVCO’s identified drilling locations are scheduled over several years, making them susceptible to uncertainties that could materially alter the occurrence or timing of their drilling.

PEDEVCO’s management team has identified and scheduled drilling locations in its operating areas over a multi-year period. Its ability to drill and develop these locations depends on a number of factors, including the availability of equipment and capital, approval by regulators, seasonal conditions, oil and natural gas prices, assessment of risks, costs and drilling results. The final determination on whether to drill any of these locations will be dependent upon the factors described elsewhere in the offer to exchange, as well as, to some degree, the results of its drilling activities with respect to its established drilling locations. Because of these uncertainties, PEDEVCO does not know if the drilling locations PEDEVCO has identified will be drilled within its expected timeframe or at all or if PEDEVCO will be able to economically produce hydrocarbons from these or any other potential drilling locations. PEDEVCO’s actual drilling activities may be materially different from its current expectations, which could adversely affect its business, financial condition and results of operations.

Potential conflicts of interest could arise for certain members of PEDEVCO’s management team and PEDEVCO’s Board that hold management positions with other entities and its largest stockholder.

Dr. Simon Kukes, PEDEVCO’s Chief Executive Officer and member of the PEDEVCO Board, J. Douglas Schick, its President, and Clark R. Moore, its Executive Vice President, General Counsel and Secretary, hold various other management positions with privately-held companies, some of which are involved in the oil and gas industry, and Dr. Simon Kukes is the principal of SK Energy LLC, PEDEVCO’s largest stockholder. Dr. Kukes also beneficially owns 74.2% of PEDEVCO’s voting securities. PEDEVCO believes these positions require only an immaterial amount of each officers’ time and will not conflict with their roles or responsibilities with PEDEVCO. If any of these companies enter into one or more transactions with PEDEVCO, or if the officers’ position with any such company requires significantly more time than currently anticipated, potential conflicts of interests could arise from the officers performing services for PEDEVCO and these other entities.

PEDEVCO currently licenses only a limited amount of seismic and other geological data and may have difficulty obtaining additional data at a reasonable cost, which could adversely affect its future results of operations.

PEDEVCO currently licenses only a limited amount of seismic and other geological data to assist PEDEVCO in exploration and development activities. PEDEVCO may obtain access to additional data in its areas of interest through licensing arrangements with companies that own or have access to that data or by paying to obtain that data directly. Seismic and geological data can be expensive to license or obtain. PEDEVCO may not be able to license or obtain such data at an acceptable cost. In addition, even when properly interpreted, seismic data and visualization techniques are not conclusive in determining if hydrocarbons are present in economically producible amounts and seismic indications of hydrocarbon saturation are generally not reliable indicators of productive reservoir rock.

The unavailability or high cost of drilling rigs, completion equipment and services, supplies and personnel, including hydraulic fracturing equipment and personnel, could adversely affect PEDEVCO’s ability to establish and execute exploration and development plans within budget and on a timely basis, which could have a material adverse effect on its business, financial condition and results of operations.

Shortages or the high cost of drilling rigs, completion equipment and services, supplies or personnel could delay or adversely affect PEDEVCO’s operations. When drilling activity in the United States increases, associated costs typically also increase, including those costs related to drilling rigs, equipment, supplies and personnel and the services and products of other vendors to the industry. These costs may increase, and necessary equipment and services may become unavailable to PEDEVCO at economical prices. Should this increase in costs occur, PEDEVCO may delay drilling activities, which may limit its ability to establish and replace reserves, or PEDEVCO may incur these higher costs, which may negatively affect its business, financial condition and results of operations.

PEDEVCO has limited control over activities on properties PEDEVCO does not operate.

PEDEVCO is not the operator on some of its properties located in its D-J Basin Asset, and, as a result, its ability to exercise influence over the operations of these properties or their associated costs is limited. PEDEVCO’s dependence on the operators and other working interest owners of these projects and its limited ability to influence operations and associated costs or control the risks could materially and adversely affect the realization of its targeted returns on capital in drilling or acquisition activities. The success and timing of PEDEVCO’s drilling and development activities on properties operated by others therefore depends upon a number of factors, including:

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timing and amount of capital expenditures;

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the operator’s expertise and financial resources;

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the rate of production of reserves, if any;

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approval of other participants in drilling wells; and

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selection of technology.

The marketability of PEDEVCO’s production is dependent upon oil and natural gas gathering, transportation, and storage facilities owned and operated by third parties, and the unavailability of satisfactory oil and natural gas transportation arrangements have had a material adverse effect on PEDEVCO’s revenue.

The unavailability of satisfactory oil and natural gas transportation arrangements has hindered PEDEVCO’s access to oil and natural gas markets and has delayed production from its wells. The availability of a ready market for PEDEVCO’s oil and natural gas production depends on a number of factors, including the demand for, and supply of, oil and natural gas and the proximity of reserves to pipelines, terminal facilities and storage facilities. PEDEVCO’s ability to market its production depends in substantial part on the availability and capacity of gathering systems, pipelines, processing facilities, and storage facilities owned and operated by third parties. PEDEVCO’s failure to obtain these services on acceptable terms could materially harm its business. Furthermore, PEDEVCO is obligated to pay shut-in royalties to certain mineral interest owners in order to maintain its leases with respect to certain shut-in wells. PEDEVCO does not expect to purchase firm transportation capacity on third-party facilities. Therefore, PEDEVCO expects the transportation of its production to be generally interruptible in nature and lower in priority to those having firm transportation arrangements.

The disruption of third-party facilities due to maintenance and/or weather could negatively impact PEDEVCO’s ability to market and deliver its products. The third parties' control when or if such facilities are restored after disruption, and what prices will be charged for products. Federal and state regulation of oil and natural gas production and transportation, tax and energy policies, changes in supply and demand, pipeline pressures, damage to or destruction of pipelines and general economic conditions could adversely affect PEDEVCO’s ability to produce, gather and transport oil and natural gas.

An increase in the differential between the NYMEX or other benchmark prices of oil and natural gas and the wellhead price PEDEVCO receives for its production has adversely affected its business, financial condition and results of operations.

The prices that PEDEVCO will receive for its oil and natural gas production sometimes may reflect a discount to the relevant benchmark prices, such as the New York Mercantile Exchange (NYMEX), that are used for calculating hedge positions. The difference between the benchmark price and the prices PEDEVCO receives is called a differential. Increases in the differential between the benchmark prices for oil and natural gas and the wellhead price PEDEVCO receives has recently adversely affected, and is anticipated to continue to adversely affect, PEDEVCO’s business, financial condition and results of operations. PEDEVCO does not have, and may not have in the future, any derivative contracts or hedging covering the amount of the basis differentials PEDEVCO experiences in respect of its production. As such, PEDEVCO will be exposed to any increase in such differentials.

PEDEVCO may have difficulty managing growth in its business, which could have a material adverse effect on its business, financial condition and results of operations and its ability to execute its business plan in a timely fashion.

Because of PEDEVCO’s small size, growth in accordance with its business plans, if achieved, will place a significant strain on its financial, technical, operational and management resources. As PEDEVCO expands its activities, including its planned increase in oil exploration, development and production, and increases the number of projects it is evaluating or in which it participates, there will be additional demands on its financial, technical and management resources. The failure to continue to upgrade its technical, administrative, operating and financial control systems or the occurrence of unexpected expansion difficulties, including the inability to recruit and retain experienced managers, geoscientists, petroleum engineers and landmen could have a material adverse effect on PEDEVCO’s business, financial condition and results of operations and its ability to execute its business plan in a timely fashion.

Financial difficulties encountered by PEDEVCO’s oil and natural gas purchasers, third-party operators or other third parties could decrease PEDEVCO’s cash flow from operations and adversely affect the exploration and development of its prospects and assets.

PEDEVCO derives and will derive in the future, substantially all of its revenues from the sale of its oil and natural gas to unaffiliated third-party purchasers, independent marketing companies and mid-stream companies. Any delays in payments from its purchasers caused by financial problems encountered by them will have an immediate negative effect on its results of operations.

Liquidity and cash flow problems encountered by PEDEVCO’s working interest co-owners or the third-party operators of its non-operated properties may prevent or delay the drilling of a well or the development of a project. PEDEVCO’s working interest co-owners may be unwilling or unable to pay their share of the costs of projects as they become due. In the case of a farmout party, PEDEVCO would have to find a new farmout party or obtain alternative funding in order to complete the exploration and development of the prospects subject to a farmout agreement. In the case of a working interest owner, PEDEVCO could be required to pay the working interest owner’s share of the project costs. PEDEVCO cannot assure you that PEDEVCO would be able to obtain the capital necessary to fund either of these contingencies or that PEDEVCO would be able to find a new farmout party.

The calculated present value of future net revenues from its proved reserves will not necessarily be the same as the current market value of its estimated oil and natural gas reserves.

You should not assume that the present value of future net cash flows as included PEDEVCO’s public filings is the current market value of its estimated proved oil and natural gas reserves. PEDEVCO generally bases the estimated discounted future net cash flows from proved reserves on current costs held constant over time without escalation and on commodity prices using an unweighted arithmetic average of first-day-of-the-month index prices, appropriately adjusted, for the 12-month period immediately preceding the date of the estimate. Actual future prices and costs may be materially higher or lower than the prices and costs used for these estimates and will be affected by factors such as:

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actual prices PEDEVCO receives for oil and natural gas;

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actual cost and timing of development and production expenditures;

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the amount and timing of actual production; and

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changes in governmental regulations or taxation.

In addition, the 10% discount factor that is required to be used to calculate discounted future net revenues for reporting purposes under Generally Accepted Accounting Principles (“GAAP”) is not necessarily the most appropriate discount factor based on the cost of capital in effect from time to time and risks associated with PEDEVCO’s business and the oil and natural gas industry in general.

Competition in the oil and natural gas industry is intense, making it difficult for PEDEVCO to acquire properties, market oil and natural gas and secure trained personnel.

PEDEVCO’s ability to acquire additional prospects and to find and develop reserves in the future will depend on its ability to evaluate and select suitable properties and to consummate transactions in a highly competitive environment for acquiring properties, marketing oil and natural gas and securing trained personnel. Also, there is substantial competition for capital available for investment in the oil and natural gas industry. Many of PEDEVCO’s competitors possess and employ financial, technical and personnel resources substantially greater than PEDEVCO’s, and many of its competitors have more established presences in the United States than PEDEVCO has. Those companies may be able to pay more for productive oil and natural gas properties and exploratory prospects and to evaluate, bid for and purchase a greater number of properties and prospects than PEDEVCO’s financial or personnel resources permit. In addition, other companies may be able to offer better compensation packages to attract and retain qualified personnel than PEDEVCO is able to offer. The cost to attract and retain qualified personnel has increased in recent years due to competition and may increase substantially in the future. PEDEVCO may not be able to compete successfully in the future in acquiring prospective reserves, developing reserves, marketing hydrocarbons, attracting and retaining quality personnel and raising additional capital, which could have a material adverse effect on its business, financial condition and results of operations.

PEDEVCO’s competitors may use superior technology and data resources that PEDEVCO may be unable to afford or that would require a costly investment by PEDEVCO in order to compete with them more effectively.

PEDEVCO’s industry is subject to rapid and significant advancements in technology, including the introduction of new products and services using new technologies and databases. As PEDEVCO’s competitors use or develop new technologies, PEDEVCO may be placed at a competitive disadvantage, and competitive pressures may force PEDEVCO to implement new technologies at a substantial cost. In addition, many of PEDEVCO’s competitors will have greater financial, technical and personnel resources that allow them to enjoy technological advantages and may in the future allow them to implement new technologies before PEDEVCO can. PEDEVCO cannot be certain that PEDEVCO will be able to implement technologies on a timely basis or at a cost that is acceptable. One or more of the technologies that PEDEVCO will use or that PEDEVCO may implement in the future may become obsolete, and PEDEVCO may be adversely affected.

If PEDEVCO does not hedge its exposure to reductions in oil and natural gas prices, PEDEVCO may be subject to significant reductions in prices. Alternatively, PEDEVCO may use oil and natural gas price hedging contracts, which involve credit risk and may limit future revenues from price increases and result in significant fluctuations in its profitability.

In the event that PEDEVCO continues to choose not to hedge its exposure to reductions in oil and natural gas prices by purchasing futures and/or by using other hedging strategies, PEDEVCO may be subject to a significant reduction in prices which could have a material negative impact on its profitability. Alternatively, PEDEVCO may elect to use hedging transactions with respect to a portion of its oil and natural gas production to achieve more predictable cash flow and to reduce its exposure to price fluctuations. While the use of hedging transactions limits the downside risk of price declines, their use also may limit future revenues from price increases. Hedging transactions also involve the risk that the counterparty may be unable to satisfy its obligations.

Changes in the legal and regulatory environment governing the oil and natural gas industry, particularly changes in the current Colorado forced pooling system and drilling operation set-back rules, and salt water disposal permitting regulations in New Mexico, could have a material adverse effect on PEDEVCO’s business.

PEDEVCO’s business is subject to various forms of government regulation, including laws and regulations concerning the location, spacing and permitting of the oil and natural gas wells PEDEVCO drills, among other matters. In particular, its business in the D-J Basin of Colorado utilizes a methodology available in Colorado known as “forced pooling,” which refers to the ability of a holder of an oil and natural gas interest in a particular prospective drilling spacing unit to apply to the Colorado Oil and Gas Conservation Commission for an order forcing all other holders of oil and natural gas interests in such area into a common pool for purposes of developing that drilling spacing unit. In addition, PEDEVCO’s Permian Basin operations require significant salt water disposal capacity, with the permitting of necessary salt water disposal wells being regulated by the New Mexico State Land Office. In recent months, PEDEVCO has encountered significant delays in receiving such permits, and increasing difficulty in obtaining required permits, from the New Mexico State Land Office, which has delayed completion operations and the bringing of new wells on to full production. Changes in the legal and regulatory environment governing PEDEVCO’s industry, particularly any changes to Colorado’s forced pooling procedures that make forced pooling more difficult to accomplish and changes in minimum set-backs distances for drilling operations from buildings, or increased regulation in New Mexico with respect to salt water disposal well permitting, could result in increased compliance costs and operational delays, and adversely affect PEDEVCO’s business, financial condition and results of operations.

In the event that local or state restrictions or prohibitions are adopted in areas where PEDEVCO conducts operations, that impose more stringent limitations on the production and development of oil and natural gas, including, among other things, the development of increased setback distances, PEDEVCO and similarly situated oil and natural exploration and production operators in the state may incur significant costs to comply with such requirements or may experience delays or curtailment in the pursuit of exploration, development, or production activities, and possibly be limited or precluded in the drilling of wells or in the amounts that PEDEVCO and similarly situated operates are ultimately able to produce from its reserves. Any such increased costs, delays, cessations, restrictions or prohibitions could have a material adverse effect on PEDEVCO’s business, prospects, results of operations, financial condition, and liquidity. If new or more stringent federal, state or local legal restrictions relating to the hydraulic fracturing process are adopted in areas where PEDEVCO operates, including, for example, on federal and American Indian lands, PEDEVCO could incur potentially significant added cost to comply with such requirements, experience delays or curtailment in the pursuit of exploration, development or production activities, and perhaps even be precluded from drilling wells.

SEC rules could limit PEDEVCO’s ability to book additional proved undeveloped reserves (“PUDs”) in the future.

SEC rules require that, subject to limited exceptions, PUDs may only be booked if they relate to wells scheduled to be drilled within five years after the date of booking. This requirement has limited and may continue to limit PEDEVCO’s ability to book additional PUDs as PEDEVCO pursues its drilling program. Moreover, PEDEVCO may be required to write down its PUDs if PEDEVCO does not drill or plan on delaying those wells within the required five-year timeframe.

New or amended environmental legislation or regulatory initiatives could result in increased costs, additional operating restrictions, or delays, or have other adverse effects on PEDEVCO.

The environmental laws and regulations to which PEDEVCO is subject change frequently, often to become more burdensome and/or to increase the risk that PEDEVCO will be subject to significant liabilities. New or amended federal, state, or local laws or implementing regulations or orders imposing new environmental obligations on, or otherwise limiting, PEDEVCO’s operations could make it more difficult and more expensive to complete oil and natural gas wells, increase its costs of compliance and doing business, delay or prevent the development of resources (especially from shale formations that are not commercial without the use of hydraulic fracturing), or alter the demand for and consumption of its products. Any such outcome could have a material and adverse impact on its cash flows and results of operations.

For example, in 2014, 2016 and 2018, opponents of hydraulic fracturing sought statewide ballot initiatives in Colorado that would have restricted oil and gas development in Colorado and could have had materially adverse impacts on PEDEVCO. One of the proposed initiatives would have made the vast majority of the surface area of the state ineligible for drilling, including substantially all of PEDEVCO’s planned future drilling locations. By further example, in April 2019, Colorado Senate Bill 19-181 (the “Bill”) was passed into law, which prioritizes the protection of public safety, health, welfare, and the environment in the regulation of the oil and gas industry by modifying the State’s oil and gas statutes and clarifying, reinforcing, and establishing local governments’ regulatory authority over the surface impacts of oil and gas development in Colorado. This Bill, among other things, gives more power to local government entities in making land use decisions about oil and gas development and regulation, and directs the Colorado Oil & Gas Conservation Commission (“COGCC”) to promulgate rules to ensure, among other things, proper wellbore integrity, allow public disclosure of flowline information, and evaluate when inactive or shut-in wells must be inspected before being put into production or used for injection. In addition, the Bill requires that owners of more than 50% of the mineral interests in lands to be pooled must have joined in the application for a pooling order and that the application must include proof that the applicant received approval for the facilities from the affected local government or that the affected local government does not regulate such facilities. In addition, the Bill provides that an operator cannot use the surface owned by a nonconsenting owner without permission from the nonconsenting owner, and increases nonconsenting owners’ royalty rates during a well’s pay-back period from 12.5% to 13.0%. Pursuant to the Bill, in December 2019 the COGCC proposed new regulatory requirements to enhance safety and environmental protection during hydraulic fracturing and to enhance wellbore integrity. PEDEVCO anticipates that the Bill may make it more difficult and more costly for PEDEVCO to undertake oil and gas development activities in Colorado. In addition, on September 28, 2020, the COGCC voted in favor of a preliminary approval establishing a new 2,000-foot setback rule from buildings for drilling and fracturing operations statewide, increasing the previous 500-foot setback rule, which new rule will become effective January 1, 2021, and could likewise make it more difficult for PEDEVCO to undertake oil and gas development activities in Colorado.

Similar to the Bill described above, proposals are made from time to time to adopt new, or amend existing, laws and regulations to address hydraulic fracturing or climate change concerns through further regulation of exploration and development activities. Please read “Information about PEDEVCO—Business—Regulation of the Oil and Gas Industry” and “—Regulation of Environmental and Occupational Safety and Health Matters” in for a further description of the laws and regulations that affect PEDEVCO. PEDEVCO cannot predict the nature, outcome, or effect on PEDEVCO of future regulatory initiatives, but such initiatives could materially impact its results of operations, production, reserves, and other aspects of its business.

For example, in 2019, the EPA increased the state of Colorado’s non-attainment ozone classification for the Denver Metro/North Front Range NAA area from “moderate” to “serious” under the 2008 NAAQS. This “serious” classification will trigger significant additional obligations for the state under the CAA and could result in new and more stringent air quality control requirements, which may in turn result in significant costs, and delays in obtaining necessary permits applicable to its operations.

Proposed changes to U.S. tax laws, if adopted, could have an adverse effect on PEDEVCO’s business, financial condition, results of operations, and cash flows.

From time to time, legislative proposals are made that would, if enacted, result in the elimination of the immediate deduction for intangible drilling and development costs, the elimination of the deduction from income for domestic production activities relating to oil and gas exploration and development, the repeal of the percentage depletion allowance for oil and gas properties, and an extension of the amortization period for certain geological and geophysical expenditures. Such changes, if adopted, or other similar changes that reduce or eliminate deductions currently available with respect to oil and gas exploration and development, could adversely affect its business, financial condition, results of operations, and cash flows.

PEDEVCO may incur substantial costs to comply with the various federal, state, and local laws and regulations that affect its oil and natural gas operations, including as a result of the actions of third parties.

PEDEVCO is affected significantly by a substantial number of governmental regulations relating to, among other things, the release or disposal of materials into the environment, health and safety, land use, and other matters. A summary of the principal environmental rules and regulations to which PEDEVCO is currently subject is set forth in “Information about PEDEVCO—Business —Regulation of the Oil and Gas Industry” and “—Regulation of Environmental and Occupational Safety and Health Matters”. Compliance with such laws and regulations often increases its cost of doing business and thereby decreases its profitability. Failure to comply with these laws and regulations may result in the assessment of administrative, civil, and criminal penalties, the incurrence of investigatory or remedial obligations, or the issuance of cease and desist orders.

The environmental laws and regulations to which PEDEVCO is subject may, among other things:

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require PEDEVCO to apply for and receive a permit before drilling commences or certain associated facilities are developed;

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restrict the types, quantities, and concentrations of substances that can be released into the environment in connection with drilling, hydraulic fracturing, and production activities;

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limit or prohibit drilling activities on certain lands lying within wilderness, wetlands and other “waters of the United States,” threatened and endangered species habitat, and other protected areas;

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require remedial measures to mitigate pollution from former operations, such as plugging abandoned wells;

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require PEDEVCO to add procedures and/or staff in order to comply with applicable laws and regulations; and

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impose substantial liabilities for pollution resulting from its operations.

In addition, PEDEVCO could face liability under applicable environmental laws and regulations as a result of the activities of previous owners of its properties or other third parties. For example, over the years, PEDEVCO has owned or leased numerous properties for oil and natural gas activities upon which petroleum hydrocarbons or other materials may have been released by PEDEVCO or by predecessor property owners or lessees who were not under its control. Under applicable environmental laws and regulations, including The Comprehensive Environmental Response, Compensation, and Liability Act - otherwise known as CERCLA or Superfund, and state laws, PEDEVCO could be held liable for the removal or remediation of previously released materials or property contamination at such locations, or at third-party locations to which PEDEVCO has sent waste, regardless of its fault, whether PEDEVCO was responsible for the release or whether the operations at the time of the release were lawful.

Compliance with, or liabilities associated with violations of or remediation obligations under, environmental laws and regulations could have a material adverse effect on PEDEVCO’s results of operations and financial condition.

Part of PEDEVCO’s strategy involves drilling in existing or emerging oil and gas plays using some of the latest available horizontal drilling and completion techniques. The results of PEDEVCO’s planned exploratory drilling in these plays are subject to drilling and completion technique risks, and drilling results may not meet its expectations for reserves or production. As a result, PEDEVCO may incur material write-downs and the value of its undeveloped acreage could decline if drilling results are unsuccessful.

PEDEVCO’s operations in the Permian Basin in Chaves and Roosevelt Counties, New Mexico, and the D-J Basin in Weld and Morgan Counties, Colorado, involve utilizing the latest drilling and completion techniques in order to maximize cumulative recoveries and therefore generate the highest possible returns. Risks that PEDEVCO may face while drilling include, but are not limited to, landing its well bore in the desired drilling zone, staying in the desired drilling zone while drilling horizontally through the formation, running its casing the entire length of the well bore and being able to run tools and other equipment consistently through the horizontal well bore. Risks that PEDEVCO may face while completing its wells include, but are not limited to, being able to fracture stimulate the planned number of stages, being able to run tools the entire length of the well bore during completion operations and successfully cleaning out the well bore after completion of the final fracture stimulation stage.

The results of PEDEVCO’s drilling in new or emerging formations will be more uncertain initially than drilling results in areas that are more developed and have a longer history of established production. Newer or emerging formations and areas have limited or no production history and consequently PEDEVCO is less able to predict future drilling results in these areas.

Ultimately, the success of these drilling and completion techniques can only be evaluated over time as more wells are drilled and production profiles are established over a sufficiently long time period. If PEDEVCO’s drilling results are less than anticipated or PEDEVCO is unable to execute its drilling program because of capital constraints, lease expirations, access to gathering systems and limited takeaway capacity or otherwise, and/or natural gas and oil prices decline, the return on its investment in these areas may not be as attractive as PEDEVCO anticipates. Further, as a result of any of these developments PEDEVCO could incur material write-downs of its oil and natural gas properties and the value of its undeveloped acreage could decline in the future.

Part of PEDEVCO’s strategy involves using some of the latest available horizontal drilling and completion techniques. The results of PEDEVCO’s drilling in these plays are subject to drilling and completion technique risks, and results may not meet its expectations for reserves or production.

Many of PEDEVCO’s operations involve, and are planned to utilize, the latest drilling and completion techniques as developed by PEDEVCO and its service providers in order to maximize production and ultimate recoveries and therefore generate the highest possible returns. Risks PEDEVCO faces while completing its wells include, but are not limited to, the inability to fracture stimulate the planned number of stages, the inability to run tools and other equipment the entire length of the well bore during completion operations, the inability to recover such tools and other equipment, and the inability to successfully clean out the well bore after completion of the final fracture stimulation. Ultimately, the success of these drilling and completion techniques can only be evaluated over time as more wells are drilled and production profiles are established over a sufficiently long time period. If its drilling results are less than anticipated or PEDEVCO is unable to execute its drilling program because of capital constraints, lease expirations, limited access to gathering systems and takeaway capacity, and/or prices for crude oil, natural gas, and NGLs decline, then the return on its investment for a particular project may not be as attractive as PEDEVCO anticipated and PEDEVCO could incur material write-downs of oil and gas properties and the value of its undeveloped acreage could decline in the future.

Uncertainties associated with enhanced recovery methods may result in PEDEVCO not realizing an acceptable return on its investments in such projects.

Production and reserves, if any, attributable to the use of enhanced recovery methods are inherently difficult to predict. If PEDEVCO’s enhanced recovery methods do not allow for the extraction of crude oil, natural gas, and associated liquids in a manner or to the extent that PEDEVCO anticipates, PEDEVCO may not realize an acceptable return on its investments in such projects. In addition, as proposed legislation and regulatory initiatives relating to hydraulic fracturing become law, the cost of some of these enhanced recovery methods could increase substantially.

A significant amount of its Permian Basin asset acreage must be drilled pursuant to governing agreements and leases, in order to hold the acreage by production. In the highly competitive market for acreage, failure to drill sufficient wells in order to hold acreage will result in a substantial lease renewal cost, or if renewal is not feasible, loss of PEDEVCO’s lease and prospective drilling opportunities.

As of September 30, 2020, 31,036 net acres of PEDEVCO’s Permian Basin Asset are held by production and not subject to lease expiration, with 6,032 acres subject to lease or governing agreement expiration if these acres are not developed by PEDEVCO prior to expiration. The loss of substantial leases could have a material adverse effect on PEDEVCO’s assets, operations, revenues and cash flow and could cause the value of its securities to decline in value.

Competition for hydraulic fracturing services and water disposal could impede PEDEVCO’s ability to develop its oil and gas plays.

The unavailability or high cost of high pressure pumping services (or hydraulic fracturing services), chemicals, proppant, water and water disposal and related services and equipment could limit PEDEVCO’s ability to execute its exploration and development plans on a timely basis and within its budget. The oil and natural gas industry is experiencing a growing emphasis on the exploitation and development of shale natural gas and shale oil resource plays, which are dependent on hydraulic fracturing for economically successful development. Hydraulic fracturing in oil and gas plays requires high pressure pumping service crews. A shortage of service crews or proppant, chemical, water or water disposal options, especially if this shortage occurred in eastern New Mexico or eastern Colorado, could materially and adversely affect PEDEVCO’s operations and the timeliness of executing its development plans within its budget.

Regulations could adversely affect PEDEVCO’s ability to hedge risks associated with its business and its operating results and cash flows.

Rules adopted by federal regulators establishing federal regulation of the over-the-counter (“OTC”) derivatives market and entities that participate in that market may adversely affect PEDEVCO’s ability to manage certain of its risks on a cost effective basis. Such laws and regulations may also adversely affect PEDEVCO’s ability to execute its strategies with respect to hedging its exposure to variability in expected future cash flows attributable to the future sale of its oil and gas.

PEDEVCO expects that its potential future hedging activities will remain subject to significant and developing regulations and regulatory oversight. However, the full impact of the various U.S. regulatory developments in connection with these activities will not be known with certainty until such derivatives market regulations are fully implemented and related market practices and structures are fully developed.

PEDEVCO’s operations are substantially dependent on the availability of water. Restrictions on PEDEVCO’s ability to obtain water may have an adverse effect on its financial condition, results of operations and cash flows.

Water is an essential component of shale oil and natural gas production during both the drilling and hydraulic fracturing processes. Historically, PEDEVCO has been able to purchase water from local land owners for use in its operations. When drought conditions occur, governmental authorities may restrict the use of water subject to their jurisdiction for hydraulic fracturing to protect local water supplies. Both New Mexico and Colorado have relatively arid climates and experience drought conditions from time to time. If PEDEVCO is unable to obtain water to use in its operations from local sources or dispose of or recycle water used in operations, or if the price of water or water disposal increases significantly, PEDEVCO may be unable to produce oil and natural gas economically, which could have a material adverse effect on its financial condition, results of operations, and cash flows.

Downturns and volatility in global economies and commodity and credit markets have materially adversely affected PEDEVCO’s business, results of operations and financial condition.

PEDEVCO’s results of operations are materially adversely affected by the conditions of the global economies and the credit, commodities and stock markets. Among other things, PEDEVCO has recently been adversely impacted, and anticipates to continue to be adversely impacted, due to a global reduction in consumer demand for oil and gas, and consumer lack of access to sufficient capital to continue to operate their businesses or to operate them at prior levels. In addition, a decline in consumer confidence or changing patterns in the availability and use of disposable income by consumers can negatively affect the demand for oil and gas and as a result its results of operations.

Improvements in or new discoveries of alternative energy technologies could have a material adverse effect on PEDEVCO’s financial condition and results of operations.

Because PEDEVCO’s operations depend on the demand for oil and used oil, any improvement in or new discoveries of alternative energy technologies (such as wind, solar, geothermal, fuel cells and biofuels) that increase the use of alternative forms of energy and reduce the demand for oil, gas and oil and gas related products could have a material adverse impact on PEDEVCO’s business, financial condition and results of operations.

Competition due to advances in renewable fuels may lessen the demand for PEDEVCO’s products and negatively impact its profitability.

Alternatives to petroleum-based products and production methods are continually under development. For example, a number of automotive, industrial and power generation manufacturers are developing alternative clean power systems using fuel cells or clean-burning gaseous fuels that may address increasing worldwide energy costs, the long-term availability of petroleum reserves and environmental concerns, which if successful could lower the demand for oil and gas. If these non-petroleum based products and oil alternatives continue to expand and gain broad acceptance such that the overall demand for oil and gas is decreased it could have an adverse effect on PEDEVCO’s operations and the value of its assets.

Future litigation or governmental proceedings could result in material adverse consequences, including judgments or settlements.

From time to time, PEDEVCO is involved in lawsuits, regulatory inquiries and may be involved in governmental and other legal proceedings arising out of the ordinary course of its business. Many of these matters raise difficult and complicated factual and legal issues and are subject to uncertainties and complexities. The timing of the final resolutions to these types of matters is often uncertain. Additionally, the possible outcomes or resolutions to these matters could include adverse judgments or settlements, either of which could require substantial payments, adversely affecting PEDEVCO’s results of operations and liquidity.

PEDEVCO may be subject in the normal course of business to judicial, administrative or other third-party proceedings that could interrupt or limit its operations, require expensive remediation, result in adverse judgments, settlements or fines and create negative publicity.

Governmental agencies may, among other things, impose fines or penalties on PEDEVCO relating to the conduct of its business, attempt to revoke or deny renewal of its operating permits, franchises or licenses for violations or alleged violations of environmental laws or regulations or as a result of third-party challenges, require PEDEVCO to install additional pollution control equipment or require PEDEVCO to remediate potential environmental problems relating to any real property that PEDEVCO or its predecessors ever owned, leased or operated or any waste that PEDEVCO or its predecessors ever collected, transported, disposed of or stored. Individuals, citizens’ groups, trade associations or environmental activists may also bring actions against PEDEVCO in connection with its operations that could interrupt or limit the scope of its business. Any adverse outcome in such proceedings could harm PEDEVCO’s operations and financial results and create negative publicity, which could damage its reputation, competitive position and stock price. PEDEVCO may also be required to take corrective actions, including, but not limited to, installing additional equipment, which could require PEDEVCO to make substantial capital expenditures. PEDEVCO could also be required to indemnify its employees in connection with any expenses or liabilities that they may incur individually in connection with regulatory action against us. These could result in a material adverse effect on PEDEVCO’s prospects, business, financial condition and its results of operations.

A substantial percentage of PEDEVCO’s New Mexico properties are undeveloped; therefore, the risk associated with its success is greater than would be the case if the majority of such properties were categorized as proved developed producing.

Because a substantial percentage of PEDEVCO’s New Mexico properties are undeveloped, PEDEVCO will require significant additional capital to develop such properties before they may become productive. Further, because of the inherent uncertainties associated with drilling for oil and gas, some of these properties may never be developed to the extent that they result in positive cash flow. Even if PEDEVCO is successful in its development efforts, it could take several years for a significant portion of its undeveloped properties to be converted to positive cash flow.

Part of PEDEVCO’s strategy involves using certain of the latest available horizontal drilling and completion techniques, which involve additional risks and uncertainties in their application if compared to conventional drilling.

PEDEVCO plans to utilize some of the latest horizontal drilling and completion techniques as developed by PEDEVCO, other oil and gas exploration and production companies and its service providers. The additional risks that PEDEVCO faces while drilling horizontally include, but are not limited to, the following:

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drilling wells that are significantly longer and/or deeper than more conventional wells;

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landing its wellbore in the desired drilling zone;

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staying in the desired drilling zone while drilling horizontally through the formation;

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running its casing the entire length of the wellbore; and

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being able to run tools and other equipment consistently through the horizontal wellbore.

Risks that PEDEVCO faces while completing its wells include, but are not limited to, the following:

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the ability to fracture stimulate the planned number of stages in a horizontal or lateral well bore;

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the ability to run tools the entire length of the wellbore during completion operations; and

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the ability to successfully clean out the wellbore after completion of the final fracture stimulation stage.

Prospects that PEDEVCO decides to drill may not yield oil or natural gas in commercially viable quantities.

PEDEVCO’s prospects are in various stages of evaluation, ranging from prospects that are currently being drilled to prospects that will require substantial additional seismic data processing and interpretation. There is no way to predict in advance of drilling and testing whether any particular prospect will yield oil or natural gas in sufficient quantities to recover drilling or completion costs or to be economically viable. This risk may be enhanced in PEDEVCO’s situation, due to the fact that a significant percentage of its reserves is undeveloped. The use of seismic data and other technologies and the study of producing fields in the same area will not enable PEDEVCO to know conclusively prior to drilling whether oil or natural gas will be present or, if present, whether oil or natural gas will be present in commercial quantities. PEDEVCO cannot assure you that the analogies PEDEVCO draws from available data obtained by analyzing other wells, more fully explored prospects or producing fields will be applicable to its drilling prospects.

Over the past approximately two years PEDEVCO has been significantly dependent on capital provided to PEDEVCO by SK Energy.

Since June 2018, SK Energy, which is owned and controlled by Dr. Simon Kukes, PEDEVCO’s Chief Executive Officer and director, has loaned PEDEVCO an aggregate of $51.7 million to support its operations and for acquisitions, all of which loans were evidenced by promissory notes. The promissory notes generally had terms which were more favorable to PEDEVCO than PEDEVCO would have been able to obtain from third parties, including, generally favorable interest rates, no restrictions on further borrowing or financial covenants and no security interests in PEDEVCO’s assets. All of such notes have to date been converted into 29.5 million shares of PEDEVCO Common Stock at conversion prices which were above the then-trading prices of PEDEVCO Common Stock. Additionally, pursuant to subscription agreements, SK Energy purchased an additional aggregate of 15.0 million shares of PEDEVCO Common Stock from PEDEVCO in private transactions for $28.0 million, also on substantially more favorable terms to PEDEVCO than could be obtained with third parties. While SK Energy has verbally advised PEDEVCO that it intends to provide PEDEVCO additional funding as needed, nothing has been documented to date, and such future funding, if any, may not ultimately be provided on favorable terms, if at all. In the event that PEDEVCO is forced to obtain funding from parties other than SK Energy, such funding terms will likely not be as favorable to PEDEVCO as the funding provided by SK Energy, and may not be available in such amounts as previously provided by SK Energy. In the event SK Energy fails to provide PEDEVCO future funding, when and if needed, it could have a material adverse effect on PEDEVCO’s liquidity, results of operations and could force PEDEVCO to borrow funds from outside sources on less favorable terms than its prior debt.

Negative public perception regarding PEDEVCO and/or its industry could have an adverse effect on its operations.

Negative public perception regarding PEDEVCO and/or its industry resulting from, among other things, concerns raised by advocacy groups about hydraulic fracturing, waste disposal, oil spills, seismic activity, climate change, explosions of natural gas transmission lines and the development and operation of pipelines and other midstream facilities may lead to increased regulatory scrutiny, which may, in turn, lead to new state and federal safety and environmental laws, regulations, guidelines and enforcement interpretations. Additionally, environmental groups, landowners, local groups and other advocates may oppose PEDEVCO’s operations through organized protests, attempts to block or sabotage its operations or those of its midstream transportation providers, intervene in regulatory or administrative proceedings involving its assets or those of its midstream transportation providers, or file lawsuits or other actions designed to prevent, disrupt or delay the development or operation of its assets and business or those of its midstream transportation providers. These actions may cause operational delays or restrictions, increased operating costs, additional regulatory burdens and increased risk of litigation. Moreover, governmental authorities exercise considerable discretion in the timing and scope of permit issuance and the public may engage in the permitting process, including through intervention in the courts. Negative public perception could cause the permits PEDEVCO requires to conduct its operations to be withheld, delayed or burdened by requirements that restrict its ability to profitably conduct its business.

Recently, activists concerned about the potential effects of climate change have directed their attention towards sources of funding for fossil-fuel energy companies, which has resulted in certain financial institutions, funds and other sources of capital restricting or eliminating their investment in energy-related activities. Ultimately, this could make it more difficult to secure funding for exploration and production activities.

PEDEVCO’s business could be adversely affected by security threats, including cybersecurity threats.

PEDEVCO faces various security threats, including cybersecurity threats to gain unauthorized access to its sensitive information or to render its information or systems unusable, and threats to the security of its facilities and infrastructure or third-party facilities and infrastructure, such as gathering and processing facilities, refineries, rail facilities and pipelines. The potential for such security threats subjects PEDEVCO’s operations to increased risks that could have a material adverse effect on its business, financial condition and results of operations. For example, unauthorized access to PEDEVCO’s seismic data, reserves information or other proprietary information could lead to data corruption, communication interruptions, or other disruptions to its operations.

PEDEVCO’s implementation of various procedures and controls to monitor and mitigate such security threats and to increase security for its information, systems, facilities and infrastructure may result in increased capital and operating costs. Moreover, there can be no assurance that such procedures and controls will be sufficient to prevent security breaches from occurring. If any of these security breaches were to occur, they could lead to losses of, or damage to, sensitive information or facilities, infrastructure and systems essential to PEDEVCO’s business and operations, as well as data corruption, reputational damage, communication interruptions or other disruptions to its operations, which, in turn, could have a material adverse effect on its business, financial position and results of operations.

Weather and climate may have a significant and adverse impact on PEDEVCO.

Demand for crude oil and natural gas is, to a degree, dependent on weather and climate, which impacts, among other things, the price PEDEVCO receives for the commodities PEDEVCO produces and, in turn, its cash flows and results of operations. For example, relatively warm temperatures during a winter season generally result in relatively lower demand for natural gas (as less natural gas is used to heat residences and businesses) and, as a result, lower prices for natural gas production.

In addition, there has been public discussion that climate change may be associated with more frequent or more extreme weather events, changes in temperature and precipitation patterns, changes to ground and surface water availability, and other related phenomena, which could affect some, or all, of PEDEVCO’s operations. PEDEVCO’s exploration, exploitation and development activities and equipment could be adversely affected by extreme weather events, such as winter storms, flooding and tropical storms and hurricanes, which may cause a loss of production from temporary cessation of activity or damaged facilities and equipment. Such extreme weather events could also impact other areas of PEDEVCO’s operations, including access to its drilling and production facilities for routine operations, maintenance and repairs, the installation and operation of gathering, processing, compression, storage and transportation facilities and the availability of, and its access to, necessary third-party services, such as gathering, processing, compression, storage and transportation services. Such extreme weather events and changes in weather patterns may materially and adversely affect PEDEVCO’s business and, in turn, its financial condition and results of operations.

PEDEVCO recently temporarily shut-in all of its operated producing wells in its Permian Basin Asset and D-J Basin Asset to preserve PEDEVCO’s oil and gas reserves for production during a more favorable oil price environment, and while PEDEVCO has resumed full production, PEDEVCO may again shut-in some or all of its operated production, should market conditions significantly deteriorate.

As a result of the recent COVID-19 outbreak, and the recent sharp decline in oil prices which occurred partially as a result of the decreased demand for oil caused by such outbreak and the actions taken globally to stop the spread of such virus, in mid-April 2020 PEDEVCO temporarily shut-in all of its operated producing wells in its Permian Basin and D-J Basin to preserve PEDEVCO’s oil and gas reserves for production during a more favorable oil price environment, noting that most of PEDEVCO’s acreage is held by production with no drilling obligations, which provides PEDEVCO with flexibility to hold back on production and development during periods of low oil and gas prices. Following partial recovery in oil prices, commencing in early June 2020, PEDEVCO reactivated over 90% of its operated wells in the Permian Basin and the D-J Basin that PEDEVCO shut-in in mid-April 2020. PEDEVCO subsequently resumed full production. However, PEDEVCO may again shut-in some or all of its production, should market conditions deteriorate into the mid- to low-$20 per barrel realized well head price range in the future. While PEDEVCO’s producing wells are shut-in, PEDEVCO does not generate revenues from such wells, and would need to use its cash on hand and funds it receives from borrowings and the sale of equity in order to pay its operating expenses. A continued period of low-priced oil may make it non-economical for PEDEVCO to operate its wells, which would have a material adverse effect on its operating results and the value of its assets. PEDEVCO cannot estimate the future price of oil, and as such cannot estimate, when PEDEVCO may again determine to begin producing oil at its operated wells.

PEDEVCO may be forced to write-down material portions of its assets if low oil prices continue.

The recent COVID-19 outbreak has led to an economic downturn resulting in lower oil prices, which has in turn required PEDEVCO to shut-in all of PEDEVCO’s production from mid-April through early June 2020 as it was uneconomical for PEDEVCO to operate its producing wells during such time, and PEDEVCO could be required to again shut-in some or all of its production in the future should market conditions deteriorate. A continued period of low prices may force PEDEVCO to incur material write-downs of its oil and natural gas properties, which could have a material effect on the value of its properties, and cause the value of its securities to decline in value.

Risks Related to PEDEVCO’s Common Stock

PEDEVCO currently has an illiquid and volatile market for PEDEVCO Common Stock, and the market for PEDEVCO Common Stock is and may remain illiquid and volatile in the future.

PEDEVCO currently has a highly sporadic, illiquid and volatile market for PEDEVCO Common Stock, which market is anticipated to remain sporadic, illiquid and volatile in the future. Factors that could affect its stock price or result in fluctuations in the market price or trading volume of PEDEVCO Common Stock include:

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PEDEVCO’s actual or anticipated operating and financial performance and drilling locations, including reserves estimates;

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quarterly variations in the rate of growth of PEDEVCO’s financial indicators, such as net income per share, net income and cash flows, or those of companies that are perceived to be similar to PEDEVCO;

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changes in revenue, cash flows or earnings estimates or publication of reports by equity research analysts;

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speculation in the press or investment community;

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public reaction to PEDEVCO’s press releases, announcements and filings with the SEC;

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sales of PEDEVCO Common Stock by PEDEVCO or other stockholders, or the perception that such sales may occur;

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the limited amount of PEDEVCO’s freely tradable common stock available in the public marketplace;

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general financial market conditions and oil and natural gas industry market conditions, including fluctuations in commodity prices;

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the realization of any of the risk factors presented in the offer to exchange;

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the recruitment or departure of key personnel;

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commencement of, or involvement in, litigation;

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the prices of oil and natural gas;

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the success of PEDEVCO’s exploration and development operations, and the marketing of any oil and natural gas PEDEVCO produces;

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changes in market valuations of companies similar to PEDEVCO; and

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domestic and international economic, health, legal and regulatory factors unrelated to PEDEVCO’s performance.

PEDEVCO Common Stock is listed on the NYSE American under the symbol “PED.” PEDEVCO’s stock price may be impacted by factors that are unrelated or disproportionate to its operating performance. The stock markets in general have experienced extreme volatility that has often been unrelated to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of PEDEVCO Common Stock. Additionally, general economic, political and market conditions, such as recessions, interest rates or international currency fluctuations may adversely affect the market price of PEDEVCO Common Stock. Due to the limited volume of PEDEVCO Common Stock that trades, PEDEVCO believes that its stock prices (bid, ask and closing prices) may not be related to its actual value, and not reflect the actual value of PEDEVCO Common Stock. Stockholders and potential investors in PEDEVCO Common Stock should exercise caution before making an investment in PEDEVCO.

Additionally, as a result of the illiquidity of PEDEVCO Common Stock, investors may not be interested in owning PEDEVCO Common Stock because of the inability to acquire or sell a substantial block of PEDEVCO Common Stock at one time. Such illiquidity could have an adverse effect on the market price of PEDEVCO Common Stock. In addition, a stockholder may not be able to borrow funds using PEDEVCO Common Stock as collateral because lenders may be unwilling to accept the pledge of securities having such a limited market. PEDEVCO cannot assure you that an active trading market for PEDEVCO Common Stock will develop or, if one develops, be sustained.

An active liquid trading market for PEDEVCO Common Stock may not develop in the future.

PEDEVCO Common Stock currently trades on the NYSE American, although PEDEVCO Common Stock’s trading volume is very low. Liquid and active trading markets usually result in less price volatility and more efficiency in carrying out investors’ purchase and sale orders. However, PEDEVCO Common Stock may continue to have limited trading volume, and many investors may not be interested in owning PEDEVCO Common Stock because of the inability to acquire or sell a substantial block of PEDEVCO Common Stock at one time. Such illiquidity could have an adverse effect on the market price of PEDEVCO Common Stock. In addition, a stockholder may not be able to borrow funds using PEDEVCO Common Stock as collateral because lenders may be unwilling to accept the pledge of securities having such a limited market. PEDEVCO cannot assure you that an active trading market for PEDEVCO Common Stock will develop or, if one develops, be sustained.

PEDEVCO does not presently intend to pay any cash dividends on or repurchase any shares of PEDEVCO Common Stock.

PEDEVCO does not presently intend to pay any cash dividends on PEDEVCO Common Stock or to repurchase any shares of PEDEVCO Common Stock. Any payment of future dividends will be at the discretion of the PEDEVCO Board and will depend on, among other things, its earnings, financial condition, capital requirements, level of indebtedness, statutory and contractual restrictions applying to the payment of dividends and other considerations that the PEDEVCO Board deems relevant. Cash dividend payments in the future may only be made out of legally available funds and, if PEDEVCO experiences substantial losses, such funds may not be available. Accordingly, you may have to sell some or all of your PEDEVCO Common Stock in order to generate cash flow from your investment, and there is no guarantee that the price of PEDEVCO Common Stock that will prevail in the market will ever exceed the price paid by you.

Because PEDEVCO is a small company, the requirements of being a public company, including compliance with the reporting requirements of the Exchange Act and the requirements of the Sarbanes-Oxley Act and the Dodd-Frank Act, may strain its resources, increase its costs and distract management, and PEDEVCO may be unable to comply with these requirements in a timely or cost-effective manner.

As a public company with listed equity securities, PEDEVCO must comply with the federal securities laws, rules and regulations, including certain corporate governance provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the Dodd-Frank Act, related rules and regulations of the SEC and the NYSE American, with which a private company is not required to comply. Complying with these laws, rules and regulations will occupy a significant amount of time of the PEDEVCO Board and management and will significantly increase its costs and expenses, which PEDEVCO cannot estimate accurately at this time. Among other things, PEDEVCO must:

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establish and maintain a system of internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act and the related rules and regulations of the SEC and the Public Company Accounting Oversight Board;

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comply with rules and regulations promulgated by the NYSE American;

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prepare and distribute periodic public reports in compliance with its obligations under the federal securities laws;

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maintain various internal compliance and disclosures policies, such as those relating to disclosure controls and procedures and insider trading in PEDEVCO Common Stock;

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involve and retain to a greater degree outside counsel and accountants in the above activities;

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maintain a comprehensive internal audit function; and

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maintain an investor relations function.

In addition, being a public company subject to these rules and regulations may require PEDEVCO to accept less director and officer liability insurance coverage than PEDEVCO desires or to incur substantial costs to obtain coverage. These factors could also make it more difficult for PEDEVCO to attract and retain qualified members of the PEDEVCO Board, particularly to serve on its audit committee, and qualified executive officers.

Future sales of PEDEVCO Common Stock could cause its stock price to decline.

If PEDEVCO stockholders sell substantial amounts of PEDEVCO Common Stock in the public market, the market price of PEDEVCO Common Stock could decrease significantly. The perception in the public market that its stockholders might sell shares of PEDEVCO Common Stock could also depress the market price of PEDEVCO Common Stock. A decline in the price of shares of PEDEVCO Common Stock might impede its ability to raise capital through the issuance of additional shares of PEDEVCO Common Stock or other equity securities.

PEDEVCO’s outstanding options, warrants and convertible securities may adversely affect the trading price of PEDEVCO Common Stock.

As of June 30, 2020, there are outstanding stock options to purchase 1,234,849 shares of PEDEVCO Common Stock and outstanding warrants to purchase 150,239 shares of PEDEVCO Common Stock. For the life of the options and warrants, the holders have the opportunity to profit from a rise in the market price of PEDEVCO Common Stock without assuming the risk of ownership. The issuance of shares upon the exercise of outstanding securities will also dilute the ownership interests of its existing stockholders.

The availability of these shares for public resale, as well as any actual resales of these shares, could adversely affect the trading price of PEDEVCO Common Stock. PEDEVCO previously filed registration statements with the SEC on Form S-8 providing for the registration of an aggregate of approximately 8,134,915 shares of PEDEVCO Common Stock, issued, issuable or reserved for issuance under its equity incentive plans. Subject to the satisfaction of vesting conditions, the expiration of lockup agreements, any management 10b5-1 plans and certain restrictions on sales by affiliates, shares registered under registration statements on Form S-8 will be available for resale immediately in the public market without restriction.

PEDEVCO cannot predict the size of future issuances of PEDEVCO Common Stock pursuant to the exercise of outstanding options or warrants or conversion of other securities, or the effect, if any, that future issuances and sales of shares of PEDEVCO Common Stock may have on the market price of PEDEVCO Common Stock. Sales or distributions of substantial amounts of PEDEVCO Common Stock (including shares issued in connection with an acquisition), or the perception that such sales could occur, may cause the market price of PEDEVCO Common Stock to decline.

PEDEVCO depends significantly upon the continued involvement of its present management.

PEDEVCO depends to a significant degree upon the involvement of its management, specifically, its Chief Executive Officer, Dr. Simon Kukes and its President, Mr. J. Douglas Schick. PEDEVCO’s performance and success are dependent to a large extent on the efforts and continued employment of Dr. Kukes and Mr. Schick. PEDEVCO does not believe that Dr. Kukes or Mr. Schick could be quickly replaced with personnel of equal experience and capabilities, and their successor(s) may not be as effective. If Dr. Kukes, Mr. Schick, or any of PEDEVCO’s other key personnel resign or become unable to continue in their present roles and if they are not adequately replaced, it PEDEVCO’s business operations could be adversely affected. PEDEVCO has no employment or similar agreement in place with Dr. Kukes. Mr. Schick is party to an employment agreement with PEDEVCO which has no stated term and can be terminated by either party without cause.

PEDEVCO has an active PEDEVCO Board that meets several times throughout the year and is intimately involved in PEDEVCO’s business and the determination of its operational strategies. Members of the PEDEVCO Board work closely with management to identify potential prospects, acquisitions and areas for further development. If any of PEDEVCO’s directors resign or become unable to continue in their present role, it may be difficult to find replacements with the same knowledge and experience and as a result, its operations may be adversely affected.

Dr. Simon Kukes, PEDEVCO’s Chief Executive Officer and a member of the PEDEVCO Board, beneficially owns 74.2% of PEDEVCO Common Stock through SK Energy LLC, which gives him majority voting control over stockholder matters and his interests may be different from your interests.

Dr. Simon Kukes, PEDEVCO’s Chief Executive Officer and member of the PEDEVCO Board, is the principal and sole owner of SK Energy LLC, which beneficially owns approximately 71.5% of PEDEVCO’s issued and outstanding common stock and Dr. Kukes, together with the ownership of SK Energy, beneficially owns approximately 74.2% of PEDEVCO’s issued and outstanding common stock. As such, Dr. Kukes can control the outcome of all matters requiring a stockholder vote, including the election of directors, matters requiring approval under the NYSE American Guide, the adoption of amendments to PEDEVCO’s certificate of formation or bylaws and the approval of mergers and other significant corporate transactions. Subject to any fiduciary duties owed to the stockholders generally, while Dr. Kukes’ interests may generally be aligned with the interests of PEDEVCO’s stockholders, in some instances Dr. Kukes may have interests different than the rest of PEDEVCO’s stockholders, including but not limited to, future potential company financings in which SK Energy may participate, or his leadership at PEDEVCO. Dr. Kukes’ influence or control of PEDEVCO as a stockholder may have the effect of delaying or preventing a change of control of PEDEVCO and may adversely affect the voting and other rights of other stockholders. Because Dr. Kukes controls the stockholder vote, investors may find it difficult to replace Dr. Kukes (and such persons as he may appoint from time to time) as members of PEDEVCO’s management if they disagree with the way PEDEVCO’s business is being operated. Additionally, the interests of Dr. Kukes may differ from the interests of the other stockholders and thus result in corporate decisions that are adverse to other stockholders.

Provisions of Texas law may have anti-takeover effects that could prevent a change in control even if it might be beneficial to PEDEVCO’s stockholders.

Provisions of Texas law may discourage, delay or prevent someone from acquiring or merging with PEDEVCO, which may cause the market price of PEDEVCO Common Stock to decline. Under Texas law, a stockholder who beneficially owns more than 20% of a company’s voting stock, or any “affiliated stockholder,” cannot acquire PEDEVCO for a period of three years from the date the person became an affiliated stockholder, unless various conditions are met, such as approval of the transaction by the PEDEVCO Board before the person became an affiliated stockholder (such as the approval of PEDEVCO Board of Dr. Kukes’ ownership of PEDEVCO) or approval of the holders of at least two-thirds of the company’s outstanding voting shares not beneficially owned by the affiliated stockholder.

The PEDEVCO Board can authorize the issuance of preferred stock, which could diminish the rights of holders of PEDEVCO Common Stock and make a change of control of PEDEVCO more difficult even if it might benefit its stockholders.

The PEDEVCO Board is authorized to issue shares of preferred stock in one or more series and to fix the voting powers, preferences and other rights and limitations of the preferred stock. Shares of preferred stock may be issued by the PEDEVCO Board without stockholder approval, with voting powers and such preferences and relative, participating, optional or other special rights and powers as determined by the PEDEVCO Board, which may be greater than the shares of PEDEVCO Common Stock currently outstanding. As a result, shares of preferred stock may be issued by the PEDEVCO Board which cause the holders to have majority voting power over PEDEVCO’s shares, provide the holders of the preferred stock the right to convert the shares of preferred stock they hold into shares of PEDEVCO Common Stock, which may cause substantial dilution to PEDEVCO’s then common stock stockholders and/or have other rights and preferences greater than those of holders of PEDEVCO Common Stock including having a preference over PEDEVCO Common Stock with respect to dividends or distributions on liquidation or dissolution.

Investors should keep in mind that the PEDEVCO Board has the authority to issue additional shares of PEDEVCO Common Stock and preferred stock, which could cause substantial dilution to PEDEVCO’s existing stockholders. Additionally, the dilutive effect of any preferred stock which PEDEVCO may issue may be exacerbated given the fact that such preferred stock may have voting rights and/or other rights or preferences which could provide the preferred stockholders with substantial voting control over PEDEVCO and/or give those holders the power to prevent or cause a change in control, even if that change in control might benefit PEDEVCO’s stockholders. As a result, the issuance of shares of PEDEVCO Common Stock and/or preferred stock may cause the value of PEDEVCO’s securities to decrease.

Securities analysts may not cover, or continue to cover, PEDEVCO Common Stock and this may have a negative impact on PEDEVCO Common Stock’s market price.

The trading market for PEDEVCO Common Stock will depend, in part, on the research and reports that securities or industry analysts publish about PEDEVCO or its business. PEDEVCO does not have any control over independent analysts (provided that PEDEVCO has engaged various non-independent analysts). PEDEVCO currently only has a few independent analysts that cover PEDEVCO Common Stock, and these analysts may discontinue coverage of PEDEVCO Common Stock at any time. Further, PEDEVCO may not be able to obtain additional research coverage by independent securities and industry analysts. If no independent securities or industry analysts continue coverage of us, the trading price for PEDEVCO Common Stock could be negatively impacted. If one or more of the analysts who covers PEDEVCO downgrades PEDEVCO Common Stock, changes their opinion of PEDEVCO’s shares or publishes inaccurate or unfavorable research about PEDEVCO’s business, PEDEVCO’s stock price could decline. If one or more of these analysts ceases coverage of PEDEVCO or fails to publish reports on PEDEVCO regularly, demand for PEDEVCO Common Stock could decrease and PEDEVCO could lose visibility in the financial markets, which could cause its stock price and trading volume to decline.

Stockholders may be diluted significantly through PEDEVCO’s efforts to obtain financing and satisfy obligations through the issuance of securities.

Wherever possible, the PEDEVCO Board will attempt to use non-cash consideration to satisfy obligations. In many instances, PEDEVCO believes that the non-cash consideration will consist of shares of PEDEVCO Common Stock, preferred stock or warrants to purchase shares of PEDEVCO Common Stock. The PEDEVCO Board has authority, without action or vote of the stockholders, subject to the requirements of the NYSE American (which generally require stockholder approval for any transactions which would result in the issuance of more than 20% of its then outstanding shares of PEDEVCO Common Stock or voting rights representing over 20% of its then outstanding shares of stock, subject to certain exceptions, including sales in a public offering and/or sales which are undertaken at or above the lower of the closing price immediately preceding the signing of the binding agreement or the average closing price for the five trading days immediately preceding the signing of the binding agreement), to issue all or part of the authorized but unissued shares of common stock, preferred stock or warrants to purchase such shares of common stock. In addition, PEDEVCO may attempt to raise capital by selling shares of PEDEVCO Common Stock, possibly at a discount to market in the future. These actions will result in dilution of the ownership interests of existing stockholders and may further dilute PEDEVCO Common Stock book value, and that dilution may be material. Such issuances may also serve to enhance existing management’s ability to maintain control of PEDEVCO, because the shares may be issued to parties or entities committed to supporting existing management.

PEDEVCO is subject to the Continued Listing Criteria of the NYSE American and its failure to satisfy these criteria may result in delisting of PEDEVCO Common Stock.

PEDEVCO Common Stock is currently listed on the NYSE American. In order to maintain this listing, PEDEVCO must maintain certain share prices, financial and share distribution targets, including maintaining a minimum amount of stockholders’ equity and a minimum number of public stockholders. In addition to these objective standards, the NYSE American may delist the securities of any issuer if, in its opinion, the issuer’s financial condition and/or operating results appear unsatisfactory; if it appears that the extent of public distribution or the aggregate market value of the security has become so reduced as to make continued listing on the NYSE American inadvisable; if the issuer sells or disposes of principal operating assets or ceases to be an operating company; if an issuer fails to comply with the NYSE American’s listing requirements; if an issuer’s common stock sells at what the NYSE American considers a “low selling price” (generally trading below $0.20 per share for an extended period of time) and the issuer fails to correct this via a reverse split of shares after notification by the NYSE American (provided that issuers can also be delisted if any shares of the issuer trade below $0.06 per share); or if any other event occurs or any condition exists which makes continued listing on the NYSE American, in its opinion, inadvisable.

If the NYSE American delists PEDEVCO Common Stock, investors may face material adverse consequences, including, but not limited to, a lack of trading market for PEDEVCO’s securities, reduced liquidity, decreased analyst coverage of its securities, and an inability for PEDEVCO to obtain additional financing to fund its operations.

Due to the fact that PEDEVCO Common Stock is listed on the NYSE American, PEDEVCO is subject to financial and other reporting and corporate governance requirements which increase its costs and expenses.

PEDEVCO is currently required to file annual and quarterly information and other reports with the SEC that are specified in Sections 13 and 15(d) of the Exchange Act. Additionally, due to the fact that PEDEVCO’s Common Stock is listed on the NYSE American, PEDEVCO is also subject to the requirements to maintain independent directors, comply with other corporate governance requirements and is required to pay annual listing and stock issuance fees. These obligations require a commitment of additional resources including, but not limited, to additional expenses, and may result in the diversion of PEDEVCO’s senior management’s time and attention from its day-to-day operations. These obligations increase PEDEVCO’s expenses and may make it more complicated or time consuming for PEDEVCO to undertake certain corporate actions due to the fact that PEDEVCO may require NYSE approval for such transactions and/or NYSE rules may require PEDEVCO to obtain stockholder approval for such transactions.

If persons engage in short sales of PEDEVCO Common Stock, including sales of shares to be issued upon exercise of its outstanding warrants, the price of PEDEVCO Common Stock may decline.

Selling short is a technique used by a stockholder to take advantage of an anticipated decline in the price of a security. In addition, holders of options and warrants will sometimes sell short knowing they can, in effect, cover through the exercise of an option or warrant, thus locking in a profit. A significant number of short sales or a large volume of other sales within a relatively short period of time can create downward pressure on the market price of a security. Further sales of PEDEVCO Common Stock issued upon exercise of its outstanding warrants could cause even greater declines in the price of PEDEVCO Common Stock due to the number of additional shares available in the market upon such exercise, which could encourage short sales that could further undermine the value of PEDEVCO Common Stock. Stockholders could, therefore, experience a decline in the values of their investment as a result of short sales of PEDEVCO Common Stock.

RISK FACTORS RELATING TO THE TRUST

All information concerning the Trust, its businesses, operations, financial condition and management, including the following risk factors, presented or incorporated by reference in this Information Statement is taken from publicly available information. Please see the section of this Information Statement entitled “Note on Trust Information.”

Risks Related to the Trust Units

The COVID-19 pandemic could materially adversely affect proceeds to the Trust and cash distributions to holders of Trust Common Units.

The recent outbreak of the novel form of coronavirus known as COVID-19 and its development into a global pandemic is negatively impacting worldwide economic and commercial activity and financial markets, as well as global demand for crude oil and natural gas. The West Texas Intermediate spot price of crude oil has declined from $61.17 per barrel on January 2, 2020 to $40.77 per barrel on August 3, 2020, and crude oil reached a closing NYMEX price low of negative $37.63 per barrel of crude oil in April 2020, in response to the economic effects of the COVID-19 pandemic and the dispute over production levels between Russia and the members of the Organization of Petroleum Exporting Countries (“OPEC”), which resulted in an oversupply of crude oil and exacerbated the decline in crude oil prices. COVID-19 and the responses by federal, state and local governmental authorities to the pandemic have also resulted in significant business and operational disruptions, including business closures, supply chains disruptions, travel restrictions, stay-at-home orders and limitations on the availability of workforces. The full impact of COVID-19 is unknown and is rapidly evolving.

Continued low oil and natural gas prices may ultimately reduce the amount of oil and natural gas that is economically viable to produce from the Underlying Properties. As a result, Avalon could determine during periods of low commodity prices to shut-in or curtail production from Wells on the Underlying Properties, or even plug and abandon marginal Wells that otherwise may have been allowed to continue to produce for a longer period under conditions of higher prices. Specifically, Avalon may abandon any well or property if it reasonably believes that the well or property can no longer produce oil or natural gas in commercially paying quantities, which could result in termination of the portion of the Royalty Interest relating to the abandoned well, and Avalon has no obligation to drill a replacement well. If commodity prices for crude oil and natural gas remain at reduced levels, cash distributions to holders of Trust Common Units will be substantially lower than historical distributions, and in certain periods there may be no distribution to holders of Trust Common Units.

To the extent COVID-19 adversely affects production from the Underlying Properties or Avalon’s business, results of operations and financial condition, it may also have the effect of heightening many of the other risks described below.

The ability or willingness of OPEC and other oil exporting nations to set and maintain production levels has a significant impact on oil and natural gas commodity prices, which could reduce the amount of cash available for distribution to holders of Trust Common Units.

OPEC is an intergovernmental organization that seeks to manage the price and supply of oil on the global energy market. Actions taken by OPEC members, including those taken alongside other oil exporting nations, have a significant impact on global oil supply and pricing. For example, OPEC and certain other oil exporting nations have previously agreed to take measures, including production cuts, to support crude oil prices. In March 2020, members of OPEC and Russia considered extending and potentially increasing these oil production cuts. However, those negotiations were unsuccessful. As a result, Saudi Arabia announced an immediate reduction in export prices and Russia announced that all previously agreed upon oil production cuts would expire on April 1, 2020. These actions led to an immediate and steep decrease in oil prices, which reached a closing NYMEX price low of negative $37.63 per Bbl of crude oil in April 2020. There can be no assurance that OPEC members and other oil exporting nations will agree to future production cuts or other actions to support and stabilize oil prices, nor can there be any assurance that they will not further reduce oil prices or increase production. Uncertainty regarding future actions to be taken by OPEC members or other oil exporting countries could lead to increased volatility in the price of oil, which could adversely affect the financial condition and economic performance of the operators of the Underlying Properties and may reduce the net proceeds to which the Trust is entitled, which could materially reduce or completely eliminate the amount of cash available for distribution to holders of Trust Common Units.

The value of the Royalty Interests is highly dependent on the performance and financial condition of Avalon.

As of November 1, 2018, Avalon is the operator of all Wells. The Conveyances provide that Avalon is obligated to market, or cause to be marketed, the oil, natural gas and NGL produced by such Wells (to the extent such Wells are capable of producing marketable hydrocarbons in paying quantities) from the Underlying Properties. If Avalon were to default on its obligation, the cash distributions to holders of Trust Common Units may be materially reduced. The Trust is highly dependent on its Trustor, Avalon, for multiple services, including the operation of the Wells, remittance of net proceeds from the sale of associated production to the Trust, administrative services such as accounting, tax preparation, bookkeeping and informational services performed on behalf of the Trust. Due to the Trust’s reliance on Avalon to fulfill these obligations, the value of the Royalty Interests and its ultimate cash available for distribution is highly dependent on Avalon’s performance. Avalon has notified the Trustee that current reductions in production of crude oil and the current low prices for crude oil have adversely impacted Avalon’s financial condition. This negative impact could affect Avalon’s ability to operate the Wells and provide services to the Trust. In addition, Avalon has informed the Trustee that Avalon’s independent public accounting firm included a going concern qualification in its audit report on Avalon’s financial statements for the fiscal year ended December 31, 2019.

Avalon has informed the Trustee that during 2020 it has shut in additional Wells that are not capable of producing oil and natural gas in paying quantities, as permitted under the Conveyances, in an effort to further reduce LOE. These Wells were not necessary to hold the leasehold interests burdened by the Trust’s Royalty Interests. Avalon shut in 23 Trust Wells and 79 Trust Wells during the first and second quarters of 2020, respectively.

Avalon has informed the Trustee that Avalon is using its commercially reasonable efforts to preserve the oil and gas leases on which the Wells are located so that in the future, assuming that crude oil prices return to a profitable level, the Trust will still hold its Royalty Interests, and holders of Trust Common Units may have the opportunity to receive future quarterly distributions. Avalon also has informed the Trustee that Avalon believes that continuing production from the Wells required to preserve such leases is preferable to stopping production, as the failure to continue production would result in a termination of Avalon’s working interest in such Wells and, therefore, the Royalty Interests, which would have a material adverse effect on the Trust’s financial condition. Avalon has reported to the Trustee that Avalon therefore used revenues it received during the production period from December 1, 2019 to February 29, 2020 to pay the operating expenses necessary to maintain production from the Wells and to pay oil and gas lessor royalties, as the proceeds attributable to Avalon’s net revenue interest in the Underlying Properties was insufficient to cover all such costs. Avalon had anticipated that revenues from current period production would be sufficient to fund the quarterly payment to the Trust; however, revenues from current period production have been insufficient to generate the cash needed to make the quarterly payment to the Trust for the quarter ended March 31, 2020 due to the sharp drop in crude oil prices during the first quarter of 2020. In April 2020, Avalon informed the Trustee that due to Avalon’s decision to prioritize the preservation of oil and gas leases burdened by the Royalty Interests, coupled with the sharp decline in oil and gas prices since the beginning of 2020, at that time Avalon did not believe that it would be able to generate sufficient cash for quarterly payments to the Trust for the foreseeable future. However, with the recovery of crude oil prices since the end of April 2020 and with increased cost-cutting efforts, Avalon has informed the Trust that it will make a payment of approximately $1.7 million to the Trust for the three-month period ended June 30, 2020 (which primarily relates to production attributable to the Trust’s Royalty Interests from March 1, 2020 to May 31,2020), and the Trust has announced a quarterly distribution to holders of Trust Common Units of $652,000 for that period. As the COVID pandemic continues to show no signs of abating and has recently resurged in the United States, Avalon has informed the Trust that it believes crude oil prices will continue to fluctuate dramatically and cannot assure the Trust of its ability to generate sufficient cash to make all future quarterly payments to the Trust on a timely basis.

In connection with the Sales Transaction, Avalon obtained the WaFed Loan from WaFed pursuant to the terms of a Loan Agreement and related security documents. Avalon used the proceeds of the WaFed Loan to fund a portion of the purchase price for the interests in the Underlying Properties and Trust Common Units acquired in the Sale Transaction. The WaFed Loan is secured by the WaFed Collateral consisting of a first lien mortgage on Avalon’s interest in the Underlying Properties and a pledge of the Avalon’s Trust Common Units. The Royalty Interests are not part of the WaFed Collateral. Due to the reduction in the number of producing wells (both Trust Wells and other wells owned by Avalon) and the resulting expected reduction in the proved reserves attributable to Avalon’s net revenue interest in the Underlying Properties and other oil and gas assets, Avalon notified the Trust in April 2020 that it expected WaFed to notify Avalon (concurrent with WaFed’s redetermination of the borrowing base under the terms of the WaFed Loan) that the borrowing base would be reduced to less than the outstanding principal amount of the WaFed Loan. As Avalon has indicated to the Trust that Avalon does not presently have sufficient cash available to pay down the principal amount of the WaFed Loan to come into compliance with any adjustment to the borrowing base, it is possible that WaFed could foreclose on the collateral securing the WaFed Loan or take other steps to protect its interest in such collateral. Since April 2020, Avalon has been in discussions with WaFed regarding forbearance of certain breached financial covenants and an extension of the WaFed Loan. On July 30, 2020, Avalon and WaFed entered into an amendment to the WaFed Loan that, among other things (i) extends the date on which Avalon is obligated to provide a reserve report to WaFed (regarding the redetermination of the borrowing base) to September 15, 2020, (ii) provides for additional collateral for the WaFed Loan, (iii) requires increased financial and operations reporting, and (iv) requires Avalon to pay off the WaFed Loan by October 15, 2020. In addition, WaFed and a third party entered into a Participation Agreement with respect to the WaFed Loan where such third party has the right to purchase the WaFed Loan in the event Avalon does not meet the conditions of the amended WaFed Loan. Avalon has informed the Trust that if it is unsuccessful in its efforts to recapitalize and pay off the WaFed Loan, it anticipates that WaFed will call the WaFed Loan and foreclose on its collateral, which could occur as early as late October 2020. If such foreclosure were to occur, Avalon would lose its working interest in the Underlying Properties and could be replaced as operator of the Underlying Properties. See “—The value of the Royalty Interests is highly dependent on the performance and financial condition of Avalon” for a discussion of additional risks relating to the WaFed Loan and Avalon’s financial condition.

The bankruptcy of operators could impede the operation of Trust Wells.

The value of the Royalty Interests and the Trust’s ultimate cash available for distribution is highly dependent on the financial condition of the operator of the Wells. Avalon has not agreed with the Trust to maintain a certain net worth or to be restricted by other similar covenants. The ability to operate the Underlying Properties depends on an operator’s future financial condition, economic performance and access to capital, which in turn will depend upon the supply and demand for oil, natural gas and NGL, prevailing economic conditions and financial, business and other factors, many of which are beyond the control of such operators, including Avalon.

Avalon is not a reporting company and is not required to file periodic reports with the SEC pursuant to the Exchange Act. Therefore, a holder of Trust Common Units does not have access to financial information about Avalon. Avalon has informed the Trustee that Avalon’s independent public accounting firm included a going concern qualification in its audit report on Avalon’s financial statements for the fiscal year ended December 31, 2019. In the event of any future bankruptcy of Avalon or any other future operator of the Underlying Properties, the value of the Royalty Interests could be adversely affected by, among other things, delay or cessation of payments under the Royalty Interests, business disruptions or cessation of operations by the operator, replacements of operators, inability to find a replacement operator where necessary, reduced production of petroleum reserves. Any of such events would likely result in decreased distributions to holders of Trust Common Units.

Producing oil, natural gas and NGL from the Underlying Properties is a high risk activity with many uncertainties that could adversely affect future production from the Underlying Properties. Any such reductions in production could decrease cash that is available for distribution to holders of Trust Common Units.

Production operations on the Underlying Properties may be curtailed, delayed or canceled as a result of various factors, including the following:

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reductions in oil, natural gas and NGL prices;

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unusual or unexpected geological formations and miscalculations;

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equipment malfunctions, failures or accidents;

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lack of available gathering facilities or delays in construction of gathering facilities;

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lack of available capacity on interconnecting transmission pipelines;

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lack of adequate electrical infrastructure and water disposal capacity;

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unexpected operational events;

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pipe or cement failures and casing collapses;

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pressures, fires, blowouts and explosions;

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uncontrollable flows of oil, NGL, natural gas, brine, water or drilling fluids;

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natural disasters;

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environmental hazards, such as oil spills, natural gas and NGL leaks, pipeline or tank ruptures, encountering naturally occurring radioactive materials, and unauthorized discharges of brine, well stimulation and completion fluids, toxic gases or other pollutants into the surface and subsurface environment;

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high costs, shortages or delivery delays of equipment, labor or other services, or water used in hydraulic fracturing;

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compliance with environmental and other governmental requirements;

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adverse weather conditions, such as extreme cold, fires caused by extreme heat or lack of rain and severe storms or tornadoes; and

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market limitations for oil, natural gas and NGL.

If production from the Trust wells is lower than anticipated due to one or more of the foregoing factors or for any other reason, cash distributions to holders of Trust Common Units may be reduced.

Oil, natural gas and NGL prices can fluctuate widely due to a number of factors that are beyond the control of the Trust and Avalon. Continued volatility in oil, natural gas or NGL prices could reduce proceeds to the Trust and cash distributions to holders of Trust Common Units.

The value of the petroleum reserves attributable to the Royalty Interests and the amount of revenue available for quarterly cash distributions to holders of Trust Common Units are highly dependent upon the prices realized from the sale of oil, natural gas and NGL produced from the Underlying Properties. Historically, the markets for these hydrocarbons have been very volatile. Prices for oil, natural gas and NGL can move quickly and fluctuate widely in response to a variety of factors that are beyond the control of the Trust or Avalon. These factors include, among others:

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changes in regional, domestic and foreign supply of, and demand for, oil, natural gas and NGL, as well as perceptions of supply of, and demand for, oil, natural gas and NGL generally;

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the price and quantity of foreign imports;

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the ability of other companies to complete and commission liquefied natural gas export facilities in the U.S.;

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U.S. and worldwide political and economic conditions;

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the occurrence or threat of epidemic or pandemic diseases, including the recent outbreak of coronavirus, or any government response to such occurrence or threat;

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weather conditions and seasonal trends;

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future prices of oil, natural gas and NGL, alternative fuels and other commodities;

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technological advances affecting energy consumption and energy supply;

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the proximity, capacity, cost and availability of pipeline infrastructure, treating, transportation and refining capacity;

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natural disasters and other extraordinary events;

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domestic and foreign governmental regulations and taxation;

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energy conservation and environmental measures; and

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the price and availability of alternative fuels.

These factors and the volatility of the energy markets, which is expected to continue, make it extremely difficult to predict future oil, natural gas and NGL price movements with any certainty. For crude oil, from January 2018 through December 2019, the highest spot price for West Texas Intermediate (WTI) was $76.41 per Bbl and the lowest was $42.53 per Bbl. For natural gas, from January 2018 through December 2019, the highest Henry Hub natural gas spot price was $4.25 per MMBtu and the lowest was $1.75 per MMBtu. In addition, the market price of oil and natural gas is generally lower in the summer months than during the winter months of the year due to decreased demand for oil and natural gas for heating purposes during the summer season.

Oil, natural gas and NGL prices experienced substantial fluctuations during 2019 ending the year at $61.06/Bbl (spot price for WTI crude oil), or up approximately 31.2% from the January 2, 2019 spot price of $46.54/Bbl. A buildup in inventories, lower global demand, or other factors, including one or more factors listed above, have caused prices for U.S. oil to weaken further, and could result in additional declines from current levels. The spot price for WTI crude oil has decreased a further 50.6% from $61.17 on January 2, 2020 to $30.24 on March 9, 2020. Continued low oil, natural gas and NGL prices will reduce proceeds to which the Trust is entitled and may ultimately reduce the amount of oil, natural gas and NGL that is economic to produce from the Underlying Properties causing the Trust to make substantial downward adjustments to its estimated proved reserves. As a result, Avalon could determine during periods of low oil, natural gas or NGL prices to shut in or curtail production from wells that are not producing in paying quantities (using the Reasonably Prudent Operator Standard) on the Underlying Properties. Furthermore, pursuant to the terms of the Conveyances, Avalon has the right to abandon, at its cost, any well if it reasonably believes that the well can no longer produce oil, natural gas and NGL in paying quantities. This could result in termination of the portion of the Royalty Interest relating to the abandoned well, and Avalon has no obligation to drill a replacement well.

Actual petroleum reserves and future production may be less than current estimates, which could reduce cash distributions by the Trust and the value of the Common Units.

The value of the Trust Common Units and the amount of future cash distributions to the holders of Trust Common Units will depend upon, among other things, the accuracy of the reserves estimated to be attributable to the Royalty Interests. It is not possible to accurately measure underground accumulations of oil, natural gas and NGL in an exact way and estimating reserves is inherently uncertain. As discussed below, the process of estimating oil, natural gas and NGL reserves requires interpretations of available technical data and many assumptions. Any significant inaccuracies in these interpretations or assumptions could materially affect the estimated quantities and present value of the reserves attributable to the Royalty Interests. This could result in actual production and revenues for the Underlying Properties being materially less than estimated amounts.

In order to prepare the estimates of reserves attributable to the Underlying Properties and the Royalty Interests, production rates must be projected. In so doing, available geological, geophysical, production and engineering data must be analyzed. The extent, quality and reliability of this data can vary. In addition, petroleum engineers are required to make subjective estimates of underground accumulations of oil, natural gas and NGL based on factors and assumptions that include:

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historical production from the area compared with production rates from other producing areas;

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oil, natural gas and NGL prices, production levels, Btu content, production expenses, transportation costs, severance and excise taxes and capital expenditures; and

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the assumed effect of governmental regulation.

A material and adverse variance of actual production, revenues and expenditures from those underlying reserve estimates would have a material adverse effect on the financial condition, results of operations and cash flows of the Trust and would reduce cash distributions to holders of Trust Common Units. As a result, the Trust may not receive the benefit of the total amount of reserves reflected in the reserve report.

The Trust Common Units have been delisted.

Under the continued listing requirements of NYSE, a company will be considered to be out of compliance with the exchange’s minimum price requirement if the company’s average closing price over a consecutive 30 trading day period (“Average Closing Price”) is less than $1.00 (the “Minimum Price Requirement”). Under NYSE rules, a company that is out of compliance with the Minimum Price Requirement has a cure period of six months to regain compliance if it notifies the NYSE within 10 business days of receiving a deficiency notice of its intention to cure the deficiency. A company may regain compliance if on the last trading day of any calendar month during the cure period the company has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30-trading-day period ending on the last trading day of that month. If at the expiration of the cure period, both a $1.00 closing share price on the last trading day of the cure period and a $1.00 average closing share price over the 30-trading-day period ending on the last trading day of the cure period are not attained, the NYSE will commence suspension and delisting procedures. If delisted by the NYSE, a company’s shares may be transferred to the over-the-counter (“OTC”) market, a significantly more limited market than the NYSE, which could affect the market price, trading volume, liquidity and resale price of such shares. Securities that trade on the OTC markets also typically experience more volatility compared to securities that trade on a national securities exchange. During the cure period, the company’s shares would continue to trade on the NYSE, subject to compliance with other continued listing requirements.

On December 27, 2019, the Trust received written notification from the NYSE that the Trust was not in compliance with the Minimum Price Requirement. Neither the Trust nor the Trustee has any control over the trading price of the Trust Common Units, and neither the Trust nor the Trustee intends to attempt to cause a reverse split of the Trust Common Units or other action in an effort to affect the trading price of the Trust Common Units. Even if the Trust does regain compliance, it might be unable to maintain compliance, and would again become subject to the NYSE delisting procedures.

As the Trust was unable to regain compliance with the applicable standards within a cure period that concluded on September 5, 2020, the NYSE announced the suspension of trading of the Trust Common Units due to non-compliance with Rule 802.01C of the NYSE Listed Company Manual, effective as of the close of trading on September 8, 2020, and announced that it was initiating proceedings to delist the Trust Common Units. The NYSE filed a Form 25 on September 28, 2020.

As a result of the suspension, the Trust Common Units begin trading on September 9, 2020 under the symbol “PERS” on the OTC Pink Market, which is operated by OTC Markets Group Inc. To be quoted on OTC Pink Market, a market maker must sponsor the security and comply with SEC Rule 15c2-11 before it can initiate a quote in a specific security. OTC Pink Market is a significantly more limited market than the NYSE, and the quotation of the Trust Common Units on OTC Pink Market may result in a less liquid market available for existing and potential holders of Trust Common Units and could further depress the trading price of the Trust Common Units. There is no assurance that an active market in the Trust Common Units will develop on the OTC Pink Market, or whether broker-dealers will continue to provide public quotes of the Trust Common Units on this market, whether the trading volume of the Trust Common Units will be sufficient to provide for an efficient trading market or whether quotes for the Trust Common Units may be blocked by OTC Markets Group in the future.

Production of oil, natural gas and NGL on the Underlying Properties could be materially and adversely affected by severe or unseasonable weather.

Production of oil, natural gas and NGL on the Underlying Properties could be materially and adversely affected by severe weather. Repercussions of severe weather conditions may include:

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changes in oil viscosity as a result of extremely cold weather conditions;

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evacuation of personnel and curtailment of operations;

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weather-related damage to facilities, resulting in suspension of operations;

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inability to deliver materials to worksites; and

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weather-related damage to pipelines and other transportation facilities.

Interruptions in production could have a material adverse effect on the Trust’s financial condition, results of operations and cash flows, and could reduce the amount of cash distributions to holders of Trust Common Units.

Due to the Trust’s lack of industry and geographic diversification, adverse developments in the location of the Underlying Properties could adversely impact the Trust’s financial condition, results of operations and cash flows and reduce its ability to make distributions to the holders of Trust Common Units.

The Underlying Properties are being and will be operated for oil, natural gas and NGL production only and are focused exclusively in the Permian Basin in Andrews County, Texas. This concentration could disproportionately expose the Trust’s interests to operational and regulatory risk in that area. Due to the lack of diversification in industry type and location of the Trust’s interests, adverse developments in the oil and natural gas market or the area of the Underlying Properties, including, for example, transportation or treatment capacity constraints, curtailment of production or treatment plant closures for scheduled maintenance, could have a significantly greater impact on the Trust’s financial condition, results of operations and cash flows than if the Royalty Interests were more diversified.

The generation of proceeds for distribution by the Trust depends in part on Avalon’s access to and the operation of gathering, transportation and processing facilities. Limitations in the availability of those facilities could interfere with sales of oil, natural gas and NGL production from the Underlying Properties.

The amount of oil, natural gas and NGL that may be produced and sold from any well to which the Underlying Properties relate is subject to (a) curtailment of production in certain circumstances, such as by reason of weather, pump failure, down-hole issues or other operating risks common to the production of hydrocarbons, and (b) the availability of adequate transportation services or the curtailment of transportation services, including pipeline interruptions due to scheduled and unscheduled maintenance, failure of tendered oil, natural gas and NGL to meet quality specifications of gathering lines or downstream transporters, excessive line pressure which prevents delivery, physical damage to the gathering system or transportation system or lack of contracted capacity on such systems. The curtailments may vary from a few days to several months. In many cases, Avalon is provided limited notice, if any, as to when production will be curtailed and the duration of such curtailments. If Avalon is forced to reduce production due to such a curtailment or other interruption of transportation services, the revenues of the Trust and the amount of cash distributions to the holders of Trust Common Units would similarly be reduced due to the reduction of proceeds from the sale of production.

The Trust is passive in nature and has no voting rights in Avalon, no managerial, contractual or other ability to influence Avalon, and no right to exercise control over the field operations of, or sale of oil, natural gas and NGL from, the Underlying Properties.

Neither the Trust nor any holder of Trust Common Units has any voting rights with respect to Avalon and, therefore, has no managerial, contractual or other ability to influence Avalon’s activities or operations of the Underlying Properties. In addition, some of the Underlying Properties may, in the future, be operated by third parties unrelated to Avalon. Such third-party operators may not have the operational expertise of Avalon. Oil and natural gas properties are typically managed pursuant to an operating agreement among the working interest owners in the properties. The typical operating agreement contains procedures whereby the owners of the aggregate working interest in the property designate one of the interest owners to be the operator of the property. Under these arrangements, the operator is typically responsible for making all decisions relating to sale of production, compliance with regulatory requirements and other matters that affect the property. The failure of an operator to adequately perform operations could reduce production from the Underlying Properties and cash available for distribution to holders of Trust Common Units. Neither the Trustee nor the holders of Trust Common Units has any contractual or other ability to influence or control the field operations of, sale of oil, natural gas and NGL from, or future development of, the Underlying Properties.

The oil, natural gas and NGL reserves estimated to be attributable to the Royalty Interests are depleting assets and production from those reserves will diminish over time. Furthermore, the Trust is precluded from acquiring other oil and natural gas properties or royalty interests to replace the depleting assets and production.

The proceeds payable to the Trust from the Royalty Interests are derived from the sale of oil, natural gas and NGLs produced from the Underlying Properties. The oil, natural gas and NGL reserves attributable to the Royalty Interests are depleting assets, which means that the reserves of oil, natural gas and NGL attributable to the Royalty Interests will decline over time as will the quantity of oil, natural gas and NGL produced from the Underlying Properties.

Future maintenance of the wells burdened by the Royalty Interests may affect the quantity of proved reserves that can be economically produced from the Underlying Properties. The timing and size of these projects will depend on, among other factors, the market prices of oil, natural gas and NGL. Pursuant to the terms of the Conveyances, Avalon is obligated to operate and maintain the Underlying Properties in good faith and in accordance with the Reasonably Prudent Operator Standard. However, Avalon has no contractual obligation to make capital expenditures on the Underlying Properties in the future. If Avalon does not implement maintenance projects when warranted, the future rate of production decline of proved reserves may be higher than the rate currently expected by Avalon or estimated in the Trust’s reserve report.

The Trust Agreement generally limits the Trust’s business activities to owning the Royalty Interests and activities reasonably related to such ownership, including activities required or permitted by the terms of the Conveyances related to the Royalty Interests. As a result, the Trust is not permitted to acquire other oil and natural gas properties or royalty interests to replace the depleting assets (the Underlying Properties) and production attributable thereto.

An increase in the differential between the price realized by Avalon for oil and natural gas produced from the Underlying Properties and the NYMEX or other benchmark price of oil or natural gas could reduce the proceeds to the Trust and therefore the cash distributions by the Trust and the value of Trust Common Units.

The prices received for oil and natural gas production usually fall below benchmark prices such as NYMEX. The difference between the price received and the benchmark price is called a differential. The amount of the differential depends on a variety of factors, including discounts based on the quality and location of hydrocarbons produced, Btu content and post-production costs, including transportation. These factors can cause differentials to be volatile from period to period. Sellers of production have little or no control over the factors that determine the amount of the differential, and cannot accurately predict differentials for natural gas or crude oil. Increases in the differential between the realized price of oil or natural gas and the benchmark price for oil or natural gas in the area where the Underlying Properties are located (Andrews County, Texas) could reduce the proceeds to the Trust and therefore the cash distributions made by the Trust and the value of the Trust Common Units. Due to the cost of transportation in the Permian Basin (in part caused by a lack of pipeline capacity in certain fields), the differential may fluctuate significantly from period to period.

The amount of cash available for distribution by the Trust is reduced by Trust expenses, post-production costs and applicable taxes associated with the Royalty Interests.

The Royalty Interests and the Trust bear certain costs and expenses that reduce the amount of cash received by or available for distribution by the Trust to the holders of Trust Common Units. These costs and expenses include the following:

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the Trust’s share of the costs incurred by Avalon to gather, store, compress, transport, process, treat, dehydrate and market the oil, natural gas and NGL (excluding costs of marketing services provided by Avalon);

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the Trust’s share of applicable taxes, including property taxes and taxes on the production of oil, natural gas and NGL;

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the Trust’s liability for Texas franchise tax; and

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Trust administrative expenses, including fees paid to the Trustee and the Delaware Trustee, the annual administrative services fee payable to Avalon, tax return and Schedule K-1 preparation and mailing costs, independent auditor fees, registrar and transfer agent fees, and costs associated with compliance with federal securities laws and NYSE listing requirements, including the preparation of annual and quarterly reports to holders of Trust Common Units and current reports announcing the amount of quarterly distributions by the Trust.

In addition, the amount of funds available for distribution to holders of Trust Common Units is reduced by the amount of any cash reserves maintained by the Trustee in respect of anticipated future Trust administrative expenses. Commencing with the distribution to holders of Trust Common Units paid in the first quarter of 2019, the Trustee has withheld, and in the future intends to withhold, the greater of $190,000 or 3.5% of the funds otherwise available for distribution each quarter to gradually increase cash reserves for the payment of future known, anticipated or contingent expenses or liabilities by a total of approximately $2,275,000. In 2019, the Trustee withheld $760,000 from the funds otherwise available for distribution to holders of Trust Common Units. In February 2020, the Trustee withheld approximately $190,000 from the funds otherwise available for distribution. In July 2020, the Trustee withheld approximately $190,000 from funds otherwise available for distribution.

The amount of post-production costs, taxes and expenses borne by the Trust may vary materially from quarter-to-quarter. The extent by which the costs are lower in any quarter will directly decrease revenues received by the Trust from Avalon and such amount will be further decreased by expenses of the Trust. As a result, distributions available to holders of Trust Common Units may vary significantly quarter to quarter. Meanwhile, historical post-production costs, taxes and expenses are not indicative of future post-production costs, taxes and expenses.

The Trust has no hedges in place to protect against the price risk inherent in holding interests in oil and gas, commodities that are frequently characterized by significant price volatility.

The Trust and SandRidge were parties to a derivatives agreement that provided the Trust with the economic effect of certain derivative contracts between SandRidge and a third party for production through March 31, 2015. From inception through the termination of the hedging arrangements, the Trust received approximately $47.5 million that it would not have received without the hedging arrangements. The last of the hedging arrangements expired on March 31, 2015. Consequently, holders of Trust Common Units no longer have the benefit of any hedging arrangements, and all production after March 31, 2015 is subject to the price risks inherent in holding interests in oil and natural gas, both commodities that are frequently characterized by significant price volatility.

The Trust is administered by a Trustee who cannot be replaced except at a special meeting of holders of Trust Common Units.

The business and affairs of the Trust are administered by the Trustee. A holder of Trust Common Units voting rights are more limited than those of stockholders of most public corporations. For example, there is no requirement for annual meetings of holders of Trust Common Units or for an annual or other periodic re-election of the Trustee. The Trust Agreement provides that the Trustee may only be removed and replaced by the holders of a majority of the outstanding Trust Common Units, excluding Trust Common Units held by Avalon (until such time as the total number of Trust Common Units held by Avalon is less than 10% of all issued and outstanding Trust Common Units), voting in person or by proxy at a special meeting of holders of Trust Common Units at which a quorum is present called by either the Trustee or holders of not less than 10% of the outstanding Trust Common Units. As a result, it may be difficult for holders of Trust Common Units to remove or replace the Trustee without the cooperation of holders of a substantial percentage of the outstanding Trust Common Units.

Holders of Trust Common Units have limited ability to enforce provisions of the Royalty Interests, and Avalon’s liability to the Trust is limited.

The Trust Agreement permits the Trustee and the Trust to sue Avalon or any other future owner of the Underlying Properties to enforce the terms of the Conveyances creating the Royalty Interests. If the Trustee does not take appropriate action to enforce provisions of the Conveyances, a holder of Trust Common Units recourse would be limited to bringing a lawsuit against the Trustee to compel the Trustee to take specified actions. The Trust Agreement expressly limits a holder of Trust Common Units ability to directly sue Avalon or any other party other than the Trustee. As a result, holders of Trust Common Units will not be able to sue Avalon or any future owner of the Underlying Properties to enforce the Trust’s rights under the Conveyances. Furthermore, the Conveyances provide that, except as set forth in the Conveyances, Avalon will not be liable to the Trust for the manner in which it performs its duties in operating the Underlying Properties, the wells burdened by the Royalty Interests or the minerals in or under the Underlying Properties as long as it acts in good faith and in accordance with the Reasonably Prudent Operator Standard. Furthermore, the Trust Agreement provides (a) that Avalon (as successors to SandRidge) may exercise their rights and discharge their obligations fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties, all of which defense, claims or assertions are expressly waived by the other parties to the Trust Agreement and the holders of Trust Common Units, (b) neither Avalon nor its affiliates shall be a fiduciary to the Trust or the holders of Trust Common Units, and (c) to the extent that, at law or in equity, Avalon has duties (including fiduciary duties) and liabilities to the Trust and holders of Trust Common Units, such duties and liabilities are eliminated to the fullest extent permitted by law.

Courts outside of Delaware may not recognize the limited liability of the holders of Trust Common Units provided under Delaware law.

Under the Delaware Statutory Trust Act, holders of Trust Common Units are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit under the General Corporation Law of the State of Delaware. However, courts in jurisdictions outside of Delaware may not give effect to such limitation.

The sale of Trust Common Units by Avalon could have an adverse impact on the trading price of the Trust Common Units.

As of March 10, 2020, Avalon owned 13,125,000 Trust Common Units, all of which are pledged as collateral on Avalon’s secured revolving line of credit. So long as the line of credit is outstanding, Avalon does not have the right to sell any or all of such Trust Common Units without the prior consent of its lender. In the event Avalon could obtain the permission of its lender to sell Trust Common Units, any such sale could have an adverse impact on the price of the Trust Common Units depending on the number and manner in which the Trust Common Units are sold by Avalon.

Avalon could have interests that conflict with the interests of the Trust and holders of Trust Common Units.

As a working interest owner in the Underlying Properties, Avalon could have interests that conflict with the interests of the Trust and the holders of Trust Common Units. For example:

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Avalon’s interests may conflict with those of the Trust and the holders of Trust Common Units in situations involving the maintenance, operation or abandonment of the Underlying Properties. Additionally, Avalon may, consistent with its obligation to act in good faith and in accordance with the Reasonably Prudent Operator Standard, abandon a well that is uneconomic or not generating revenues from production in excess of its operating costs, even though such well is still generating revenue for the holders of Trust Common Units. Avalon may make decisions with respect to expenditures and decisions to allocate resources on projects that adversely affect the Underlying Properties, including reducing expenditures on these properties, which could cause oil, natural gas and NGL production to decline at a faster rate and thereby result in lower cash distributions by the Trust in the future.

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Avalon may, without the consent or approval of the holders of Trust Common Units, sell all or any part of its retained interest in the Underlying Properties, if the Underlying Properties are sold subject to and burdened by the Royalty Interests. Such sale may not be in the best interests of the Trust and holders of Trust Common Units. For example, any purchaser may lack Avalon’s experience in the Permian Basin or its creditworthiness.

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Avalon may, without the consent or approval of holders of Trust Common Units, require the Trust to release Royalty Interests with an aggregate value of up to $5.0 million during any 12-month period in connection with a sale by Avalon of a portion of its retained interest in the Underlying Properties. The value received by the Trust for such Royalty Interests may not fully compensate the Trust for the value of future production attributable to the Royalty Interests burdening such Underlying Properties.

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Avalon is permitted under the Conveyances creating the Royalty Interests to enter into new processing and transportation contracts without obtaining bids from or otherwise negotiating with any independent third parties, and Avalon will deduct from the Trust’s proceeds any charges under such contracts attributable to production from the Underlying Properties.

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Avalon can sell its Trust Common Units regardless of the effects such sale may have on the market price of Trust Common Units or on the Trust itself. Additionally, Avalon can vote its Trust Common Units in its sole discretion.

In addition, Avalon has agreed that, if at any time the Trust’s cash on hand (including available cash reserves) is not sufficient to pay the Trust’s ordinary course administrative expenses as they become due, Avalon will, at the Trustee’s request, loan funds to the Trust necessary to pay such expenses. Any such loan will be on an unsecured basis, and the terms of such loan will be substantially the same as those which would be obtained in an arms’ length transaction between Avalon and an unaffiliated third party. If Avalon provides such funds to the Trust, it would become a creditor of the Trust and its interests as a creditor could conflict with the interests of holders of Trust Common Units since it is entitled to receive a return of the principal amount of such loan and interest earned thereon prior to any further distributions to the holders of Trust Common Units.

Avalon may sell all or a portion of the Underlying Properties, subject to and burdened by the Royalty Interests; any such purchaser could have a weaker financial position and/or be less experienced in oil and natural gas development and production than Avalon.

Holders of Trust Common Units will not be entitled to vote on any sale of the Underlying Properties if the Underlying Properties are sold subject to and burdened by the Royalty Interests, and the Trust will not receive any proceeds from any such sale. The purchaser would be responsible for all of Avalon’s obligations relating to the Royalty Interests on the portion of the Underlying Properties sold, and Avalon would have no continuing obligation to the Trust for those properties. Additionally, Avalon may enter into farmout or joint venture arrangements with respect to the wells burdened by the Royalty Interests. Any purchaser, farmout counterparty or joint venture partner could have a weaker financial position, or could be less experienced in oil and natural gas development and production than Avalon, or both.

Oil and natural gas wells are subject to operational hazards that can cause substantial losses. Avalon maintains insurance but may not be adequately insured for all such hazards.

There are a variety of operating risks inherent in oil, natural gas and NGL production and associated activities, such as fires, leaks, explosions, mechanical problems, major equipment failures, uncontrollable flow of oil, natural gas, NGL, water or drilling fluids, casing collapses, abnormally pressurized formations and natural disasters. The occurrence of any of these or similar accidents that temporarily or permanently halt the production and sale of oil, natural gas and NGL at any of the Underlying Properties will reduce Trust distributions by reducing the amount of proceeds available for distribution.

Additionally, if any of such risks or similar accidents occur, Avalon could incur substantial losses as a result of injury or loss of life, severe damage or destruction of property, natural resources and equipment, regulatory investigation and penalties and environmental damage and clean-up responsibilities. If Avalon were to experience any of these problems, its ability to conduct operations and perform its obligations to the Trust could be adversely affected. Although Avalon maintains insurance coverage it deems appropriate for these risks with respect to the Underlying Properties, Avalon’s operations may result in liabilities exceeding such insurance coverage or liabilities not covered by insurance. If a well is damaged, Avalon would have no obligation to drill a replacement well or make the Trust whole for the loss. The Trust does not maintain any type of insurance against any of the risks of conducting oil and gas exploration and production and related activities.

The operation of the Underlying Properties is subject to complex federal, state, local and other laws and regulations that could adversely affect the cost, manner and feasibility of conducting operations on the properties, which in turn could negatively impact Trust distributions.

Oil, natural gas and NGL production, transportation and treatment operations are subject to complex and stringent laws and regulations. In order to conduct operations in compliance with these laws and regulations, numerous permits, approvals and certificates are required from various federal, state and local governmental authorities. Compliance with these existing laws and regulations may require the incurrence of substantial costs by Avalon or other future operators of the Underlying Properties. Additionally, there has been a variety of regulatory initiatives at the federal and state levels to further regulate oil and natural gas operations in certain locations. Any increased regulation or suspension of oil and natural gas operations, or revision or reinterpretation of existing laws and regulation, could result in delays and higher operating costs. Such costs or significant delays could have a material adverse effect on the operation of the Underlying Properties, which in turn could negatively impact Trust distributions.

Laws and regulations governing oil and natural gas exploration and production may also affect production levels. Avalon is required to comply with federal and state laws and regulations governing conservation matters, including: (i) provisions related to the unitization or pooling of the oil and natural gas properties; (ii) the establishment of maximum rates of production from wells; (iii) the spacing of wells; and (iv) the plugging and abandonment of wells. These and other laws and regulations can limit the amount of oil, natural gas and NGL Avalon can produce from the wells which it owns and operates, including those wells burdened by the Royalty Interests, which in turn could negatively impact Trust distributions.

New laws or regulations, or changes to existing laws or regulations may unfavorably impact Avalon, could result in increased operating costs and could have a material adverse effect on Avalon’s financial condition and results of operations. Additionally, federal and state regulatory authorities may expand or alter applicable pipeline safety laws and regulations, compliance with which may require increased capital expenditures by Avalon and third-party downstream oil, natural gas and NGL transporters. These and other potential regulations could increase Avalon’s operating costs, reduce Avalon’s liquidity, delay Avalon’s operations, increase direct and third-party post production costs associated with the Trust’s interests or otherwise alter the way Avalon conducts its business, which could have a material adverse effect on Avalon’s financial condition, results of operations and cash flows and which could reduce cash received by or available for distribution, including any amounts paid by Avalon for transportation on downstream interstate pipelines.

Please see the section titled “Regulation” under “Information About the Trust—Business” for a more complete discussion of applicable federal and state laws impacting the Underlying Properties and their operation.

Should Avalon fail to comply with all applicable statutes, rules, regulations and orders of FERC or the FTC, Avalon could be subject to substantial penalties and fines.

Under the Energy Policy Act of 2005 and implementing regulations, FERC prohibits market manipulation in connection with the purchase or sale of natural gas. The FTC also prohibits manipulative or fraudulent conduct in the wholesale petroleum market with respect to sales of commodities, including crude oil, condensate and natural gas liquids. These agencies have substantial enforcement authority, including the ability to impose penalties for current violations in excess of $1 million per day for each violation. FERC has also imposed requirements related to reporting of natural gas sales volumes that may impact the formation of prices indices. Additional rules and legislation pertaining to these and other matters may be considered or adopted from time to time. Failure to comply with these or other laws and regulations administered by these agencies could subject Avalon to criminal and civil penalties, as described in “Information about the Trust—Business—Regulation —Oil and Natural Gas Regulations.”

The operation of the Underlying Properties is subject to environmental and occupational safety and health laws and regulations that could adversely affect the cost, manner or feasibility of conducting operations or result in significant costs and liabilities.

The oil, natural gas and NGL production operations on the Underlying Properties are subject to stringent and complex federal, state, regional and local laws and regulations governing worker safety and health, the discharge and disposal of materials into the environment or otherwise relating to environmental protection. Failure to comply with these laws and regulations may result in litigation; the assessment of sanctions, including administrative, civil and criminal penalties; the imposition of investigatory, remedial or corrective action obligations; the occurrence of delays or restrictions in permitting or performance of projects; and the issuance of orders and injunctions limiting or preventing some or all operations relating to the Underlying Properties in affected areas.

Under certain environmental laws and regulations, an owner or operator of the Underlying Properties could be subject to joint and several liability for the investigation, removal or remediation of previously released materials or property contamination, regardless of whether the owner or operator was responsible for such release or contamination or whether the operations were in compliance with all applicable laws at the time the release or contamination occurred. Private parties, including the owners of properties upon which wells are drilled or facilities where petroleum hydrocarbons or wastes are taken for reclamation or disposal may also have the right to pursue legal actions to enforce compliance, to seek damages for contamination, or for personal injury or property damage.

Changes in environmental laws and regulations occur frequently, and any changes that result in delays or restrictions in permitting or development of projects or more stringent or costly construction, drilling, water management, or completion activities or waste handling, storage, transport, remediation or disposal, emission or discharge requirements could require significant expenditures by Avalon to attain and maintain compliance and may otherwise have a material adverse effect on the results of operations, competitive position or financial condition of Avalon. In addition, delays or restrictions in permitting or development of projects that reduce or temporarily or permanently halt the production of oil, natural gas and natural gas liquids at any of the Underlying Properties will reduce Trust distributions by reducing the amount of proceeds available for distribution.

Climate change laws and regulations restricting emissions of GHGs could result in increased operating costs with respect to the Underlying Properties.

In 2009, the EPA published its findings that emissions of carbon dioxide, methane and certain other “greenhouse gases” (collectively, “GHGs”) present an endangerment to public health and the environment because emissions of such gases are, according to the EPA, contributing to warming of the earth’s atmosphere and other climatic changes. The EPA has taken a number of steps aimed at gathering information about, and reducing the emissions of, GHGs from industrial sources, including oil and natural gas sources. The EPA has adopted rules requiring the reporting of GHG emissions from oil, natural gas and NGL production and processing facilities on an annual basis, as well as reporting GHG emissions from gathering and boosting systems, oil well completions and workovers using hydraulic fracturing, as well as rules adopting New Source Performance Standards (“NSPS”) for new, modified, or reconstructed oil and gas facilities that require control of the GHG methane from affected facilities, including requirements to find and repair fugitive leaks of methane emissions at well sites (“Methane Rule”). Following the 2016 presidential election and change in administrations, in 2017 the EPA proposed to delay implementation of the Methane Rule, and also convened a reconsideration proceeding that resulted in two 2018 rulemaking projects aimed at rolling back certain Methane Rule requirements. In 2019, the EPA proposed to eliminate the obligation to control methane emissions under the NSPS, while maintaining the rule’s substantive emissions control requirements because they serve to control emissions of other, non-methane pollutants. These actions, like the Methane Rule itself, have been (or are likely to be) challenged in courts. The ultimate fate of the Methane Rule requirements is unclear. Nevertheless, regulations promulgated under the CAA may require Avalon to incur development expenses to install and utilize specific equipment, technologies, or work practices to control emissions from its operations.

A number of state and regional efforts also are aimed at tracking and/or reducing GHG emissions by means of cap-and-trade programs that typically require major sources of GHG emissions to acquire and surrender emission allowances in return for emitting those GHGs. On an international level, the United States is one of almost 200 nations that in December 2015 entered into the Paris Agreement, which calls for countries to set their own GHG emissions targets and maintain transparency regarding the measures each country will use to achieve its GHG emissions targets. However, the Paris Agreement does not impose any binding obligations on the United States. Moreover, in June 2017, President Trump announced that the United States would withdraw from the Paris Agreement but may enter into a future international agreement related to GHGs. In August 2017, the U.S. State Department officially informed the United Nations of the intent of the United States to withdraw from the Paris Agreement and such withdrawal has been finalized. Further, several states and local governments remain committed to the principles of the Paris Agreement in their effectuation of policy and regulations. It is not possible at this time to predict how or when the United States might impose restrictions on GHGs as a result of the Paris Agreement.

For a more detailed discussion of applicable federal and state laws regarding air emission and climate change regulation, please see the section titled “Information about the Trust—Business—Regulation – Air Emissions and Climate Change.”

The adoption and implementation of any laws or regulations imposing reporting obligations on, or limiting emissions of GHGs from, the equipment and operations of Avalon or other operators of the Underlying Properties could require additional expenditures to monitor, report and potentially reduce emissions of GHGs associated with their operations or could adversely affect demand for the oil, natural gas and NGL produced from the Underlying Properties. Recently, activists concerned about the potential effects of climate change have directed their attention at sources of funding for fossil-fuel energy companies, which has resulted in certain financial institutions, funds and other sources of capital restricting or eliminating their investment in oil and natural gas activities. Ultimately, this could make it more difficult to secure funding for exploration and production activities. Notwithstanding potential risks related to climate change, the International Energy Agency estimates that global energy demand will continue to rise and will not peak until after 2040, and that oil and gas will continue to represent a substantial percentage of global energy use over that time. Finally, to the extent increasing concentrations of GHGs in the Earth’s atmosphere may produce climate changes that could have significant physical effects, such as increased frequency and severity of storms, droughts, floods and other climatic events, such events could have a material adverse effect on the Underlying Properties, and potentially subject the Underlying Properties and the operations of Avalon or other operators of the Underlying Properties to greater regulation. The occurrence of any of these events that reduce or temporarily or permanently halt the production of oil, natural gas and natural gas liquids at any of the Underlying Properties will reduce Trust distributions by reducing the amount of proceeds available for distribution.

The Trust is subject to the requirements of the Sarbanes-Oxley Act of 2002, which may impose cost and operating challenges on it.

The Trust is subject to certain of the requirements of the Sarbanes-Oxley Act of 2002 which requires, among other things, maintenance by the Trust of, and reports regarding the effectiveness of, a system of internal control over financial reporting. Complying with these requirements may pose operational challenges and may cause the Trust to incur unanticipated expenses. Any failure by the Trust to comply with these requirements could lead to a loss of public confidence in the Trust’s internal controls and in the accuracy of the Trust’s publicly reported results.

Cyber-attacks or other failures in telecommunications or IT systems could result in information theft, data corruption and significant disruption of Avalon’s business operations.

Avalon relies on information technology (“IT”) systems and networks in connection with its business activities, including certain of its development and production activities. Avalon relies on digital technology, including information systems and related infrastructure, as well as cloud applications and services, to, among other things, estimate quantities of oil, natural gas and NGL reserves, analyze seismic and drilling information, process and record financial and operating data and communicate with employees and third parties. As dependence on digital technologies has increased in the oil and gas industry, cyber incidents, including deliberate attacks and attempts to gain unauthorized access to computer systems and networks, have increased in frequency and sophistication. These threats pose a risk to the security of Avalon’s systems and networks, the confidentiality, availability and integrity of its data and the physical security of its employees and assets. Avalon has not experienced any attempts by hackers and other third parties to gain unauthorized access to its IT systems and networks. However, if any such attempt were to occur, there is no assurance that Avalon would be successful in preventing a cyber-attack or adequately mitigating the effect of such cyber-attack. Any cyber-attack could have a material adverse effect on Avalon’s reputation, competitive position, business, financial condition and results of operations, and could have a material adverse effect on the Trust. Cyber-attacks or security breaches also could result in litigation or regulatory action, as well as significant additional expense to Avalon to implement further data protection measures.

In addition to the risks presented to Avalon’s systems and networks, cyber-attacks affecting oil and natural gas distribution systems maintained by third parties, or the networks and infrastructure on which they rely, could delay or prevent delivery to markets. A cyber-attack of this nature would be outside Avalon’s ability to control but could have a material adverse effect on Avalon’s business, financial condition and results of operations, and could have a material adverse effect on the Trust.

Cyber-attacks or other failures in telecommunications or IT systems could result in information theft, data corruption and significant disruption of the Trustee’s operations.

The Trustee depends heavily upon IT systems and networks in connection with its business activities. Despite a variety of security measures implemented by the Trustee, events such as the loss or theft of back-up tapes or other data storage media could occur, and the Trustee’s computer systems could be subject to physical and electronic break-ins, cyber-attacks and similar disruptions from unauthorized tampering, including threats that may come from external factors, such as governments, organized crime, hackers and third parties to whom certain functions are outsourced, or may originate internally from within the respective companies. If a cyber-attack were to occur, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the Trustee’s computer systems and networks, or otherwise cause interruptions or malfunctions in the operations of the Trust, which could result in litigation, increased costs and regulatory penalties. Although steps are taken to prevent and detect such attacks, it is possible that a cyber incident will not be discovered for some time after it occurs, which could increase exposure to these consequences.

Legislation or regulatory initiatives intended to address seismic activity are restricting and could further restrict Avalon’s ability and the ability of other operators of the Underlying Properties to dispose of waste water produced alongside hydrocarbons.

Large volumes of waste water produced alongside Avalon’s and other operators’ oil, natural gas and NGL on the Underlying Properties in connection with drilling and production operations are disposed of pursuant to permits issued by governmental authorities overseeing such disposal activities. While these permits are issued pursuant to existing laws and regulations, these legal requirements are subject to change, which could result in the imposition of more stringent operating constraints or new monitoring and reporting requirements, owing to, among other things, concerns of the public or governmental authorities regarding such gathering or disposal activities.

Furthermore, in response to recent seismic events near underground disposal wells used for the disposal by injection of produced water resulting from oil and natural gas activities, federal and some state agencies are investigating whether such wells have caused increased seismic activity, and some states have restricted, suspended or shut down the use of such disposal wells. For example, in October 2014, the Texas Railroad Commission, or TRC, published a new rule governing permitting or re-permitting of disposal wells that would require, among other things, the submission of information on seismic events occurring within a specified radius of the disposal well location, as well as logs, geologic cross sections and structure maps relating to the disposal area in question. If the permittee or an applicant of a disposal well permit fails to demonstrate that the saltwater or other fluids are confined to the disposal zone or if scientific data indicates such a disposal well is likely to be or determined to be contributing to seismic activity, then the TRC may deny, modify, suspend or terminate the permit application or existing operating permit for that well. Evaluation of seismic incidents and whether or to what extent those events are induced by the injection of saltwater into disposal wells continues to evolve, as governmental authorities consider new and/or past seismic incidents in areas where salt water disposal activities occur or are proposed to be performed. The adoption of any new laws, regulations, or directives that restrict Avalon’s ability to dispose of saltwater generated by production and development activities on the Underlying Properties, whether by plugging back the depths of disposal wells, reducing the volume of salt water disposed in such wells, restricting disposal well locations or otherwise, or by requiring Avalon to shut down disposal wells, which could negatively affect the economic lives of the Underlying Properties and have a material adverse effect on the Trust.

Tax Risks Related to the Trust Units

The Trust’s tax treatment depends on its status as a partnership for U.S. federal income tax purposes. If the U.S. Internal Revenue Service (“IRS”) were to treat the Trust as a corporation for U.S. federal income tax purposes, then its cash available for distribution to its holders of Trust Common Units would be substantially reduced.

The anticipated after-tax economic benefit of an investment in the Trust Common Units depends largely on the Trust being treated as a partnership for U.S. federal income tax purposes. The Trust has not requested, and does not plan to request, a ruling from the IRS, on this or any other tax matter affecting it. It is possible in certain circumstances for a publicly traded trust otherwise treated as a partnership, such as the Trust, to be treated as a corporation for U.S. federal income tax purposes. In addition, a change in current law could cause the Trust to be treated as a corporation for U.S. federal income tax purposes or otherwise subject it to federal taxation as an entity.

If the Trust were treated as a corporation for U.S. federal income tax purposes, it would pay federal income tax on its taxable income at the corporate tax rate, which after December 31, 2017 is a maximum of 21%, and likely would be required to also pay state income tax on its taxable income at the corporate tax rate of such state. Distributions to holders of Trust Common Units generally would be taxed again as corporate distributions, and no income, gains, losses, deductions or credits would flow through to holders of Trust Common Units. Because additional tax would be imposed upon the Trust as a corporation, its cash available for distribution to holders of Trust Common Units would be substantially reduced. Therefore, treatment of the Trust as a corporation would result in a material reduction in the anticipated cash flow and after-tax return to the holders of Trust Common Units, likely causing a substantial reduction in the value of the Trust Common Units.

If the Trust were subjected to a material amount of additional entity-level taxation by individual states, it would reduce the Trust’s cash available for distribution to holders of Trust Common Units.

The Trust is required to pay Texas franchise tax each year at a maximum effective rate (subject to changes in the statutory rate) of 0.525% of its gross income. This rate of tax is subject to change by new legislation at any time. Changes in current Texas state law may subject the Trust to additional entity-level taxation. Because of widespread state budget deficits and other reasons, Texas is evaluating ways to subject partnerships to entity-level taxation through the imposition of state franchise and other forms of taxation. Additional imposition of such taxes may substantially reduce the cash available for distribution to holders of Trust Common Units and, therefore, negatively impact the value of an investment in Trust Common Units.

Upon examination, the state of Texas may contest any of the tax positions the Trust has taken. Audit adjustments to an entity-level state tax, such as Texas franchise tax (including any applicable penalties and interest), are collected directly from the Trust upon completion of the examination.

Tax legislation enacted in 2017 may have a significant impact on the taxation of the Trust and holders of Trust Common Units.

The Tax Cuts and Jobs Act (“TCJA”) enacted in December 2017 provides the most substantial tax reform in over thirty years. In general, the TCJA lowers tax rates, eliminates or limits numerous deductions and other tax benefits, and significantly changes international tax rules. Given the complexity of the TCJA and the significant changes to prior tax law, and the significant amount of regulations that the Treasury Department and the IRS have yet to issue, propose and finalize to interpret and implement TCJA changes, the impact and effect of the legislation on the Trust and holders of Trust Common Units in respect of income and loss of the Trust remains uncertain.

The foregoing is not a complete summary of all of the changes in law that may apply to or impact the Trust or a holders of Trust Common Units with respect to income of the Trust (or otherwise), holders of Trust Common Units strongly are urged to consult with their own tax advisors to determine how they might be affected by the TCJA, both generally and specifically with respect to their ownership of Trust Common Units.

The tax treatment of an investment in Trust Common Units could be affected by potential legislative changes, possibly on a retroactive basis.

Current law may change so as to cause the Trust to be treated as a corporation for U.S. federal income tax purposes or otherwise subject the Trust to entity-level taxation. Specifically, the present U.S. federal income tax treatment of publicly-traded partnerships, including the Trust, or an investment in Trust Common Units may be modified by administrative, legislative or judicial interpretation at any time. For example, from time to time, members of the U.S. Congress propose and consider substantive changes to existing federal income tax laws that could affect publicly traded partnerships. Such proposals, if adopted, could eliminate the qualifying income exception for publicly traded partnerships deriving qualifying income from activities relating to fossil fuels thus treating such partnerships as corporations. The Trust currently relies upon this qualifying income exemption for treatment of the Trust as a partnership for U.S. federal income tax purposes.”

Any modification to the U.S. federal income tax laws may be applied retroactively and could make it more difficult or impossible for the Trust to meet the exception for certain publicly traded partnerships to be treated as partnerships for U.S. federal income tax purposes. The Trust is unable to predict whether any of these changes or other proposals ultimately will be enacted. Any such changes could have a material adverse effect on the value of the Trust Common Units.

The Trust has adopted and may continue to adopt positions that may not conform to all aspects of existing Treasury Regulations. If the IRS contests the tax positions the Trust takes, the value of the Trust Common Units may be adversely affected, the cost of any IRS contest will reduce the Trust’s cash available for distribution and income, gains, losses and deductions may be reallocated among holders of Trust Common Units. The TCJA alters the procedures for assessing and collecting income taxes due for taxable years beginning after December 31, 2017, in a manner that could substantially reduce cash available for distribution to holders of Trust Common Units.

If the IRS contests any of the U.S. federal income tax positions the Trust takes or has taken, the value of the Trust Common Units may be adversely affected, because the cost of any IRS contest will reduce the Trust’s cash available for distribution and income, gain, loss and deduction may be reallocated among holders of Trust Common Units. For example, the Trust generally prorates its items of income, gain, loss and deduction between transferors and transferees of the Trust Common Units each quarter based upon the record ownership of the Trust Common Units on the quarterly record date in such quarter, instead of on the basis of the date a particular Trust Common Unit is transferred. Although simplifying conventions are contemplated by the Internal Revenue Code, and most publicly-traded partnerships use similar simplifying conventions, the use of these methods may not be permitted under existing Treasury Regulations, and, accordingly, Avalon’s counsel is unable to opine as to the validity of this method. If the IRS were to challenge the Trust’s proration method, the Trust may be required to change its allocation of items of income, gain, loss and deduction among the holders of Trust Common Units and the costs to the Trust of implementing and reporting under any such changed method may be significant.

The Trust has not requested a ruling from the IRS with respect to its treatment as a partnership for U.S. federal income tax purposes or any other tax matter affecting the Trust. The IRS may adopt positions that differ from the conclusions of Avalon’s counsel or from the positions the Trust takes. It may be necessary to resort to administrative or court proceedings to attempt to sustain some or all of the conclusions of Avalon’s counsel or the positions the Trust takes. A court may not agree with some or all of the conclusions of Avalon’s counsel or positions the Trust takes. Any contest with the IRS may materially and adversely impact the market for the Trust Common Units and the price at which they trade. In addition, the Trust’s costs of any contest with the IRS will be borne indirectly by the holders of Trust Common Units, because the costs will reduce the Trust’s cash available for distribution.

The TCJA enacted in 2017 and applicable to the Trust for taxable years beginning after December 31, 2017, alters the procedures for auditing large partnerships and also alters the procedures for assessing and collecting income taxes due (including applicable penalties and interest) as a result of an audit. Unless the Trust is eligible to (and chooses to) elect to issue revised Schedules K-1 to holders of Trust Common Units with respect to an audited and adjusted return, the IRS may assess and collect income taxes (including any applicable penalties and interest) directly from the Trust in the year in which the audit is completed under the new rules, which effectively would impose an entity level tax on the Trust. If the Trust is required to pay income taxes, penalties and interest as the result of audit adjustments, cash available for distribution to holders of Trust Common Units may be substantially reduced. In addition, because payment would be due for the taxable year in which the audit is completed, holders of Trust Common Units during that taxable year would bear the expense of the adjustment even if they were not holders of Trust Common Units during the audited taxable year.

Each holder of Trust Common Units is required to pay taxes on its share of the Trust’s income even if it does not receive cash distributions from the Trust equal to its share of the Trust’s taxable income.

Because the holders of Trust Common Units are treated as partners to whom the Trust allocates taxable income that could be different in amount than the cash the Trust distributes, each holder of Trust Common Units may be required to pay any federal income taxes and, in some cases, state and local income taxes on the unitholder’s share of the Trust’s taxable income even if the unitholder does not receive cash distributions from the Trust equal to the unitholder’s share of the Trust’s taxable income or even equal to the actual tax liability that results from that income.

Tax gain or loss on the disposition of the Trust Common Units could be more or less than expected.

If a holder of Trust Common Units sells its Trust Common Units, such unitholder will recognize a gain or loss equal to the difference between the amount realized and the unitholder’s tax basis in those Trust Common Units. Because distributions in excess of a unitholder’s allocable share of the Trust’s net taxable income decrease the unitholder’s adjusted tax basis in its Trust Common Units, the amount, if any, of such prior excess distributions with respect to the Trust Common Units sold by a unitholder will, in effect, become taxable income to such unitholder if the unitholder sells such Trust Common Units at a price greater than the unitholder’s tax basis in those Trust Common Units, even if the price the unitholder receives is less than the unitholder’s original cost. Furthermore, a substantial portion of the amount realized, whether or not representing gain, may be taxed as ordinary income due to potential recapture items, including depletion recapture.

The ownership and disposition of Trust Common Units by tax-exempt organizations and non-U.S. persons may result in adverse tax consequences to them.

Tax-Exempt Organizations. Employee benefit plans and most other organizations exempt from U.S. federal income tax including individual retirement accounts (known as IRAs) and other retirement plans are subject to U.S. federal income tax on “unrelated business taxable income”. Because all of the income of the Trust is royalty income, interest income, and gain from the sale of real property, none of which is expected to be unrelated business taxable income, any such organization exempt from U.S. federal income tax is not expected to be taxed on income generated by ownership of Trust Common Units so long as neither the property held by the Trust nor the Trust Common Units are debt-financed property within the meaning of Section 514(b) of the Internal Revenue Code (“IRC”). However, such investors should consult their own tax advisors as to the treatment of income from the Trust.

Non-U.S. Persons. Pursuant to Section 1446 of the IRC, withholding tax on income effectively connected to a United States trade or business allocated to non-U.S. persons (“ECI”) should be made at the highest marginal rate. Under Section 1441 of the IRC, withholding tax on fixed, determinable, annual, periodic income from United States sources allocated to non-U.S. persons should be made at 30% of gross income unless the rate is reduced by treaty. Nominees and brokers should withhold at the highest marginal rate on the distribution made to non-U.S. persons. The TCJA, discussed above, treats a non-U.S. holder’s gain on the sale of Trust Common Units as ECI to the extent such holder would have had ECI if the Trust had sold all of its assets at fair market value on the date of the sale of such Trust Common Units. The TCJA also requires the transferee of Trust Common Units to withhold 10% of the amount realized on the sale or exchange of such Trust Common Units (generally, the purchase price) unless the transferor certifies that it is not a non-resident alien individual or foreign corporation. Pending the finalization of proposed regulations under Section 1446 of the IRC, the IRS has suspended this new withholding obligation with respect to publicly traded partnerships such as the Trust, which is classified as a partnership for federal and state income tax purposes.

The Trust treats each purchaser of Trust Common Units as having the same economic attributes without regard to the actual Trust Common Units purchased. The IRS may challenge this treatment, which could adversely affect the value of the Trust Common Units.

Due to a number of factors, including the Trust’s inability to match transferors and transferees of Trust Common Units, the Trust may adopt positions that may not conform to all aspects of existing Treasury Regulations. A successful IRS challenge to those positions could adversely alter the tax effects of an investment in Trust Common Units. It also could affect the timing of tax benefits or the amount of gain from a unitholder’s sale of Trust Common Units and could have a negative impact on the value of the Trust Common Units or result in audit adjustments to a unitholder’s tax returns.

The Trust prorates its items of income, gain, loss and deduction between transferors and transferees of the Trust Common Units each quarter based upon the record ownership of the Trust Common Units on the quarterly record date, in such quarter, instead of on the basis of the date a particular Trust Common Unit is transferred. The IRS may challenge this treatment, which could change the allocation of items of income, gain, loss and deduction among the holders of Trust Common Units.

The Trust generally prorates its items of income, gain, loss and deduction between transferors and transferees of the Trust Common Units based upon the record ownership of the Trust Common Units on the quarterly record date in such quarter instead of on the basis of the date a particular Trust Common Unit is transferred. The use of this proration method may not be permitted under existing Treasury Regulations, and, accordingly, the Trust’s counsel is unable to opine as to the validity of this method. If the IRS were to challenge the Trust’s proration method, the Trust may be required to change its allocation of items of income, gain, loss and deduction among the holders of Trust Common Units and the costs to the Trust of implementing and reporting under any such changed method may be significant.

A holder of Trust Common Units whose Trust Common Units are loaned to a “short seller” to cover a short sale of Trust Common Units may be considered as having disposed of those Trust Common Units. If so, such unitholder would no longer be treated for tax purposes as a partner (for tax purposes) with respect to those Trust Common Units during the period of the loan and may recognize gain or loss from the disposition.

Because a holder of Trust Common Units whose Trust Common Units are loaned to a “short seller” to cover a short sale of Trust Common Units may be considered as having disposed of the loaned Trust Common Units, he or she may no longer be treated for tax purposes as a partner with respect to those Trust Common Units during the period of the loan to the short seller and the unitholder may recognize gain or loss from such disposition. Moreover, during the period of the loan to the short seller, any of the Trust’s income, gains, losses or deductions with respect to those Trust Common Units may not be reportable by the unitholder and any cash distributions received by the unitholder as to those Trust Common Units could be fully taxable as ordinary income. Holders of Trust Common Units desiring to assure their status as partners (for tax purposes) and avoid the risk of gain recognition from a loan to a short seller are urged to modify any applicable brokerage account agreements to prohibit their brokers from loaning their Trust Common Units.

The Trust may adopt certain valuation methodologies that may affect the income, gain, loss and deduction allocable to the holders of Trust Common Units. The IRS may challenge this treatment, which could adversely affect the value of the Trust Common Units.

The U.S. federal income tax consequences of the ownership and disposition of Trust Common Units will depend in part on the Trust’s estimates of the relative fair market values, and the initial tax basis of the Trust’s assets. Although the Trust may from time to time consult with professional appraisers regarding valuation matters, the Trust will make many of the relative fair market value estimates itself. These estimates and determinations of basis are subject to challenge and will not be binding on the IRS or the courts. If the estimates of fair market value or basis are later found to be incorrect, the character and amount of items of income, gain, loss or deductions previously reported by holders of Trust Common Units might change, and holders of Trust Common Units might be required to adjust their tax liability for prior years and incur interest and penalties with respect to those adjustments.

The availability and extent of percentage depletion deductions to the holders of Trust Common Units for any taxable year is uncertain.

The payments received by the Trust with respect to the perpetual portion of the Royalty Interests are treated as mineral royalty interests for U.S. federal income tax purposes and taxable as ordinary income. Holders of Trust Common Units are entitled to deductions for the greater of either cost depletion or (if otherwise allowable) percentage depletion with respect to such income. Although the Internal Revenue Code requires each holder of Trust Common Units to compute its own depletion allowance and maintain records of its share of the adjusted tax basis of the underlying royalty interest for depletion and other purposes, the Trust will furnish each of the holders of Trust Common Units with information relating to this computation for U.S. federal income tax purposes. Each holder of Trust Common Units, however, remains responsible for calculating its own depletion allowance and maintaining records of its share of the adjusted tax basis of the perpetual royalties for depletion and other purposes. The rules with respect to this depletion allowance are complex and must be computed separately by each holder of Trust Common Units and not by the Trust for each oil or natural gas property. As a result, the availability or extent of percentage depletion deductions to the holders of Trust Common Units for any taxable year is uncertain.

COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION AND
RELATED STOCKHOLDER MATTERS

Market Information

Since September 10, 2013, PEDEVCO’s Common Stock has traded on the NYSE American under the ticker symbol “PED.” As of October 13, 2020, there are 72,463,340 shares of PEDEVCO Common Stock issued and outstanding.

Prior to September 9, 2020, the Trust Common Units traded on the New York Stock Exchange under the symbol “PER”. On and after September 9, 2020, the Trust Common Units are traded on the OTC Pink Market under the symbol “PERS.” As of July 30, 2020, as reported in the Trust’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, there are 52,500,000 Trust Common Units issued and outstanding.

Stockholders

As of October 9, 2020, there were approximately 737 holders of record of PEDEVCO Common Stock. On March 10, 2020, there were ten record holders of Trust Common Units. Actual number of holders of PEDEVCO Common Stock and holders of Trust Common Units likely exceeds the number of holders of record.

Distributions

PEDEVCO does not presently intend to pay any cash dividends on PEDEVCO Common Stock Any payment of future dividends will be at the discretion of the PEDEVCO Board and will depend on, among other things, PEDEVCO’s earnings, financial condition, capital requirements, level of indebtedness, statutory and contractual restrictions applying to the payment of dividends and other considerations that the PEDEVCO Board deems relevant.

The Trust makes quarterly cash distributions of substantially all of its cash receipts, after deducting amounts for the Trust’s administrative expenses, property tax and Texas franchise tax and cash reserves withheld by the Trustee, on or about the 60th day following the completion of each quarter.

Market Value of Securities

The tables below set forth, for the respective calendar quarters indicated, the high and low sale prices reported on the NYSE American for PEDEVCO Common Stock, and on the NYSE and the OTC Pink Market for Trust Common Units.

	PEDEVCO Common Stock
	High	Low
2020
Fourth Quarter (through October 12, 2020)	$1.75	$1.31
Third Quarter	$2.50	$0.74
Second Quarter	$1.23	$0.66
First Quarter	$1.82	$0.74
2019
Fourth Quarter	$2.00	$1.06
Third Quarter	$2.08	$1.05
Second Quarter	$2.90	$1.82
First Quarter	$2.90	$0.68
2018
Fourth Quarter	$2.30	$0.48
Third Quarter	$3.43	$1.36
Second Quarter	$4.44	$0.30
First Quarter	$0.45	$0.26

	Trust Common Units
	High	Low
2020
Fourth Quarter (through October 12, 2020)	$0.54	$0.41
Third Quarter	$0.55	$0.30
Second Quarter	$0.75	$0.42
First Quarter	$1.14	$0.25
2019
Fourth Quarter	$1.70	$0.80
Third Quarter	$1.94	$1.52
Second Quarter	$2.55	$1.45
First Quarter	$2.50	$1.86
2018
Fourth Quarter	$2.85	$1.70
Third Quarter	$3.00	$2.40
Second Quarter	$2.61	$1.80
First Quarter	$2.55	$1.80

The following table presents trading information for PEDEVCO Common Stock and Trust Common Units on August 26, 2020, the last trading day before the public announcement of the proposed combination of PEDEVCO and the Trust.

	PEDEVCO Common Stock			Trust Common Units
	High	Low	Close	High	Low	Close
August 26, 2020	$0.79	$0.78	$0.785	$0.36	$0.32	$0.35

The value of PEDEVCO Common Stock that is the offer consideration will change as the market price of PEDEVCO Common Stock fluctuates during the pendency of the offer and thereafter, and therefore will likely be different from the prices set forth above at the time holders of Trust Common Units receive their PEDEVCO Common Stock. See the “Risk Factors.” Holders of Trust Common Units are encouraged to obtain current market quotations for PEDEVCO Common Stock and Trust Common Units prior to making any decision with respect to the offer.

Equity Compensation Plan Information

The Trust does not have any employees and, therefore, does not maintain any equity compensation plans.

The following table sets forth information, as of December 31, 2019, with respect to PEDEVCO compensation plans under which PEDEVCO Common Stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A) (C)
Equity compensation plans approved by stockholders(1)	699,635	$2.76	3,341,870(2)
Equity compensation plans not approved by stockholders(3)	204,043	$1.58	—
Total	903,678	$2.50	3,341,870
___________

(1)
Consists of (i) options to purchase 21,635 shares of PEDEVCO Common Stock issued and outstanding under the Pacific Energy Development Corp. 2012 Amended and Restated Equity Incentive Plan, and (ii) options to purchase 678,000 shares of PEDEVCO Common Stock issued and outstanding under the PEDEVCO Corp. 2012 Amended and Restated Equity Incentive Plan.

(2)
Consists of 3,341,870 shares of PEDEVCO Common Stock reserved and available for issuance under the PEDEVCO Corp. 2012 Amended and Restated Equity Incentive Plan.

(3)
Consists of (i) options to purchase 53,714 shares of PEDEVCO Common Stock granted by Pacific Energy Development Corp. to employees and consultants of the company in October 2011 and June 2012, and (ii) warrants to purchase 150,329 shares of PEDEVCO Common Stock granted by PEDEVCO Corp. to lenders in June 2018.

INFORMATION ABOUT PEDEVCO

Description of Business

History

PEDEVCO was originally incorporated in September 2000 as Rocker & Spike Entertainment, Inc. In January 2001 PEDEVCO changed its name to Reconstruction Data Group, Inc., and in April 2003 PEDEVCO changed its name to Verdisys, Inc. and was engaged in the business of providing satellite services to agribusiness. In June 2005, PEDEVCO changed its name to Blast Energy Services, Inc. to reflect its new focus on the energy services business, and in 2010 PEDEVCO changed its direction to focus on the acquisition of oil and gas producing properties.

On July 27, 2012, PEDEVCO acquired, through a reverse acquisition, Pacific Energy Development Corp., a privately held Nevada corporation (“Pacific Energy Development”). As described below, pursuant to the acquisition, the stockholders of Pacific Energy Development gained control of approximately 95% of the then voting securities of PEDEVCO. Since the transaction resulted in a change of control, Pacific Energy Development was the acquirer for accounting purposes. In connection with the merger, Pacific Energy Development became PEDEVCO’s wholly-owned subsidiary and PEDEVCO changed its name from Blast Energy Services, Inc. to PEDEVCO Corp. Following the merger, PEDEVCO refocused its business plan on the acquisition, exploration, development and production of oil and natural gas resources in the United States.

PEDEVCO’s corporate headquarters are located in approximately 5,200 square feet of office space at 575 N. Dairy Ashford, Energy Center II, Suite 210, Houston, Texas 77079. PEDEVCO leases that space pursuant to a lease that expires in August 2023.

Overview

PEDEVCO is an oil and gas company focused on the acquisition and development of oil and natural gas assets where the latest in modern drilling and completion techniques and technologies have yet to be applied. In particular, PEDEVCO focuses on legacy proven properties where there is a long production history, well defined geology and existing infrastructure that can be leveraged when applying modern field management technologies. PEDEVCO’s current properties are located in the San Andres formation of the Permian Basin situated in West Texas and eastern New Mexico (the “Permian Basin”) and in the Denver-Julesberg Basin (“D-J Basin”) in Colorado. As of September 30, 2020, PEDEVCO held approximately 37,069 net Permian Basin acres located in Chaves and Roosevelt Counties, New Mexico, through its wholly-owned operating subsidiary, Pacific Energy Development Corp. (“PEDCO”) (the “Permian Basin Asset”) and approximately 11,948 net D-J Basin acres located in Weld and Morgan Counties, Colorado, through PEDEVCO’s wholly-owned operating subsidiary, Red Hawk Petroleum, LLC (“Red Hawk”) (the “D-J Basin Asset”). As of September 30, 2020, PEDEVCO held interests in 378 gross (298 net) wells in the Permian Basin Asset, of which 26 are active producers, 13 are active injectors and two wells are active Saltwater Disposal Wells (“SWDs”), all of which are held by PEDCO and operated by its wholly-owned operating subsidiaries, and interests in 75 gross (21.9 net) wells in the D-J Basin Asset, of which 18 gross (16.2 net) wells are operated by Red Hawk and currently producing, 36 gross (5.6 net) wells are non-operated, and 21 wells have an after-payout interest.

As a result of the recent COVID-19 outbreak, and the recent sharp decline in oil prices which occurred partially as a result of the decreased demand for oil caused by such outbreak and the actions taken globally to stop the spread of such virus, in mid-April 2020, PEDEVCO temporarily shut-in all of its operated producing wells in its Permian Basin Asset and D-J Basin Asset to preserve PEDEVCO’s oil and gas reserves for production during a more favorable oil price environment, noting that most of PEDEVCO’s acreage is held by production with no drilling obligations, which provides PEDEVCO with flexibility to hold back on production and development during periods of low oil and gas prices. Following the partial recovery in oil prices, commencing in early June 2020, PEDEVCO resumed full production from its operated wells in the Permian Basin and the D-J Basin that PEDEVCO shut-in in mid-April 2020, and is now working to complete several carryover projects from 2019’s Phase II Permian Basin Asset development plan which it had put on hold due to the COVID-19 outbreak. PEDEVCO will continue to monitor oil prices with a view to reactivating all of its shut-in production and fully completing its 2019 carryover development plan.

Business Strategy

PEDEVCO believes that horizontal development and exploitation of conventional assets in the Permian Basin and development of the Wattenberg and Wattenberg Extension in the D-J Basin represent among the most economic oil and natural gas plays in the U.S. PEDEVCO plans to optimize its existing assets and opportunistically seek additional acreage proximate to its currently held core acreage, as well as other attractive onshore U.S. oil and gas assets that fit its acquisition criteria, that PEDEVCO management believes can be developed using its technical and operating expertise and be accretive to stockholder value.

Specifically, PEDEVCO seeks to increase stockholder value through the following strategies:

●
Grow production, cash flow and reserves by developing its operated drilling inventory and participating opportunistically in non-operated projects. PEDEVCO believes its extensive inventory of drilling locations in the Permian Basin and the D-J Basin, combined with its operating expertise, will enable PEDEVCO to continue to deliver accretive production, cash flow and reserves growth. PEDEVCO has identified approximately 150 gross drilling locations across its Permian Basin acreage based on 20-acre spacing. PEDEVCO believes the location, concentration and scale of its core leasehold positions, coupled with its technical understanding of the reservoirs will allow PEDEVCO to efficiently develop its core areas and to allocate capital to maximize the value of its resource base.

●
Apply modern drilling and completion techniques and technologies. PEDEVCO owns and intends to own additional properties that have been historically underdeveloped and underexploited. PEDEVCO believes its attention to detail and application of the latest industry advances in horizontal drilling, completions design, frac intensity and locally optimal frac fluids will allow PEDEVCO to successfully develop its properties.

●
Optimization of well density and configuration. PEDEVCO owns properties that are legacy conventional oil fields characterized by widespread vertical development and geological well control. PEDEVCO utilizes the extensive petrophysical and production data of such legacy properties to confirm optimal well spacing and configuration using modern reservoir evaluation methodologies.

●
Maintain a high degree of operational control. PEDEVCO believes that by retaining high operational control, PEDEVCO can efficiently manage the timing and amount of its capital expenditures and operating costs, and thus key in on the optimal drilling and completions strategies, which PEDEVCO believes will generate higher recoveries and greater rates of return per well.

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Leverage extensive deal flow, technical and operational experience to evaluate and execute accretive acquisition opportunities. PEDEVCO’s management and technical teams have an extensive track record of forming and building oil and gas businesses. PEDEVCO also has significant expertise in successfully sourcing, evaluating and executing acquisition opportunities. PEDEVCO believes its understanding of the geology, geophysics and reservoir properties of potential acquisition targets will allow it to identify and acquire highly prospective acreage in order to grow its reserve base and maximize stockholder value.

●
Preserve financial flexibility to pursue organic and external growth opportunities. PEDEVCO intends to maintain a disciplined financial profile that will provide it flexibility across various commodity and market cycles. PEDEVCO intends to utilize its strategic partners and public currency to continuously fund development and operations.

PEDEVCO’s strategy is to be the operator and/or a significant working interest owner, directly or through its subsidiaries and joint ventures, in the majority of its acreage so that PEDEVCO can dictate the pace of development in order to execute its business plan. Prior to the COVID-19 outbreak, PEDEVCO’s 2020 development plan included several carryover projects from 2019’s Phase II Permian Basin Asset development plan, including the drilling of an SWD well in the Chaveroo field (Chaves and Roosevelt Counties, New Mexico) and production hookup and commencement on five horizontal San Andres wells drilled in 2019, with PEDEVCO’s plan for the later part of 2020 contemplating the drilling of two horizontal San Andres wells on its Permian Basin Asset, several potential San Andres well reactivation projects, and several enhancement and facilities projects throughout all of its operated assets.

However, due to the COVID-19 outbreak, in April 2020 the SWD well completion was put on hold, resulting in only two of 2019’s Phase II carryover producing wells being placed online at reduced rates due to water disposal constraints, and all drilling, reactivation, enhancement and facilities projects contemplated under the 2020 development plan being halted. With the recent partial recovery in oil prices, PEDEVCO is now working to complete several carryover projects from 2019’s Phase II Permian Basin Asset development plan, including the planned completion of the SWD well and production hookup and commencement on three horizontal San Andres wells drilled in 2019. For the remainder of 2020, PEDEVCO anticipates deploying an estimated $950,000 to complete the SWD and put on production the three new wells in the Permian Basin in the coming months, and spending approximately $1 million to participate in non-operated well projects on the D-J Basin Asset pursuant to well proposals recently received from third party operators on lands in which PEDEVCO shares a leasehold interest. This revised 2020 development plan is based upon PEDEVCO’s current outlook for the remainder of the year and is subject to further revision due to the significant volatility in market conditions and historically high levels of uncertainty affecting the oil and gas exploration sector. PEDEVCO plans to further revise its development plans as necessary to react to market conditions in the best interest of its shareholders, while prioritizing its financial strength and liquidity.

PEDEVCO expects that it will have sufficient cash available to meet its needs over the foreseeable future, which cash it anticipates being available from (i) its projected cash flow from operations, (ii) its existing cash on hand, (iii) equity infusions or loans (which may be convertible) made available from SK Energy, which is 100% owned and controlled by Dr. Simon Kukes, PEDEVCO’s Chief Executive Officer and director, which funding SK Energy is under no obligation to provide, and (iv) funding through credit or loan facilities. In addition, PEDEVCO may seek additional funding through asset sales, farm-out arrangements, lines of credit, or public or private debt or equity financings to fund potential acquisitions in 2020.

The following chart reflects PEDEVCO’s current organizational structure, prior to the completion of the exchange offer and second-step merger:

*Represents percentage of total voting power based on 72,463,340 shares of common stock outstanding as of October 13, 2020, with beneficial ownership calculated in accordance with Rule 13d-3 of the Exchange Act. Holdings of SK Energy LLC are also included in holdings of Senior Management and Board. See “Information about PEDEVCO—Security Ownership of Certain Beneficial Owners and Management.” Ownership of Mr. Tkachev is based solely on his filings with the Securities and Exchange Commission.

Competition

The oil and natural gas industry is highly competitive. PEDEVCO competes, and will continue to compete, with major and independent oil and natural gas companies for exploration and exploitation opportunities, acreage and property acquisitions. PEDEVCO also competes for drilling rig contracts and other equipment and labor required to drill, operate and develop its properties. Many of its competitors have substantially greater financial resources, staffs, facilities and other resources than PEDEVCO has. In addition, larger competitors may be able to absorb the burden of any changes in federal, state and local laws and regulations more easily than PEDEVCO can, which would adversely affect its competitive position. These competitors may be able to pay more for drilling rigs or exploratory prospects and productive oil and natural gas properties and may be able to define, evaluate, bid for and purchase a greater number of properties and prospects than PEDEVCO can. PEDEVCO’s competitors may also be able to afford to purchase and operate their own drilling rigs.

PEDEVCO’s ability to exploit, drill and explore for oil and natural gas and to acquire properties will depend upon its ability to conduct operations, to evaluate and select suitable properties and to consummate transactions in this highly competitive environment. Many of PEDEVCO’s competitors have a longer history of operations than PEDEVCO has, and many of them have also demonstrated the ability to operate through industry cycles.

Competitive Strengths

PEDEVCO believes it is well positioned to successfully execute its business strategies and achieve its business objectives because of the following competitive strengths:

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Legacy Conventional Focus. Legacy conventional oil fields that have seen large-scale vertical development. Vertical production confirms moveable hydrocarbons ideal for horizontal development that may have been technologically or economically limited or missed.

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Technical Engineering and Operations Expertise. Lateral landing decisions incorporate log analysis, fracture-geometry modeling and an understanding of local porosity and saturation distributions. PEDEVCO’s team are creative problem solvers with expertise in wellbore mechanics, completion design, production enhancement, artificial lift design, water handling, facilities optimization, and production down-time reduction.

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Low Cost Development. Shallow conventional reservoirs (<8,000 feet) and short to mid-range laterals (1.0 mile and 1.5 mile, respectively) allow for efficient full-scale development without the requirement for extended reach laterals and large fracs to meet economic thresholds.

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Management. PEDEVCO has assembled a management team with extensive experience in the fields of business development, petroleum engineering, geology, field development and production, operations, planning and corporate finance. PEDEVCO’s management team is headed by its Chief Executive Officer, Dr. Simon Kukes, who was formerly the CEO at Samara-Nafta, a Russian oil company partnering with Hess Corporation, President and CEO of Tyumen Oil Company, and Chairman of Yukos Oil. Its President, J. Douglas Schick, has over 20 years of experience in the oil and gas industry, having co-founded American Resources, Inc., and formerly serving in executive, management and operational planning, strategy and finance roles at Highland Oil and Gas, Mariner Energy, Inc., The Houston Exploration Co., ConocoPhillips and Shell Oil Company. In addition, PEDEVCO’s Executive Vice President and General Counsel, Clark R. Moore, has over 14 years of energy industry experience, and formerly served as acting general counsel of Erin Energy Corp. Several other members of the management team have also successfully helped develop similar companies with like kind asset profiles and technical operations at Sheridan Production Company, Trinity Operating LLC, Baker Hughes and Halliburton. PEDEVCO believes that its management team is highly qualified to identify, acquire and exploit energy resources in the U.S.

PEDEVCO’s operations team has extensive experience in horizontal development of conventional assets in the Permian Basin at Sheridan Production Company and experience drilling and completing unconventional wells in the D-J Basin at Baker Hughes and Halliburton.

The PEDEVCO Board also brings extensive oil and gas industry experience, headed by PEDEVCO’s Chairman, John J. Scelfo, who brings 40 years of experience in oil and gas management, finance and accounting, and who served in numerous executive-level capacities at Hess Corporation, including as Senior Vice President, Finance and Corporate Development, Chief Financial Officer, Worldwide Exploration & Producing, and as a member of Hess’ Executive Committee. In addition, the PEDEVCO Board includes Ivar Siem, who brings over 50 years of broad experience from both the upstream and the service segments of the oil and gas industry, including serving as Chairman of Blue Dolphin Energy Company (OTCQX: BDCO), as Chairman and interim CEO of DI Industries/Grey Wolf Drilling, as Chairman and CEO of Seateam Technology ASA, and in various executive roles at multiple E&P and oil field service companies. Furthermore, the PEDEVCO Board includes H. Douglas Evans, who brings over 50 years of experience in executive management positions with Gulf Interstate Engineering Company, one of the world's top pipeline design and engineering firms, including as its Honorary Chairman and previously its Chairman and President and Chief Executive Officer, and who is a past President and current Board member of the International Pipe Line and Offshore Contractors Association, current Chairman of its Strategy Committee, and an active member of the Pipeline Contractors Association.

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Significant acreage positions and drilling potential. As of September 30, 2020, PEDEVCO has accumulated interests in a total of 37,069 net acres in the core Permian Basin Asset operating area, and 11,948 net acres in the core D-J Basin Asset operating area, both of which PEDEVCO believes represent significant upside potential. The majority of PEDEVCO’s Interests are in or near areas of considerable activity by both major and independent operators, although such activity may not be indicative of its future operations. Based on its current acreage position, PEDEVCO believes the Permian Basin Asset could contain 185 potential net wells, comprised of 170 net 1.0-mile lateral wells and 15 net 1.5-mile lateral wells, on 120-acre spacing and 180-acre spacing, respectively. PEDEVCO believes the D-J Basin Asset could contain approximately 90 potential net wells, comprised of 49 net 1.0-mile lateral wells, 40 net 2.0-mile lateral wells, and 1 net 1.5-mile lateral well, on 80-acre spacing, 160-acre spacing, and 120-acre spacing, respectively, providing PEDEVCO with a substantial drilling inventory for future years.

Marketing

PEDEVCO generally sells a significant portion of its oil and gas production to a relatively small number of customers, and during the year ended December 31, 2019, sales to two customers comprised 54% and 13%, respectively, of PEDEVCO’s total oil and gas revenues. No other customer accounted for more than 10% of PEDEVCO’s revenue during these periods. PEDEVCO is not dependent upon any one purchaser and believes that, if its primary customers are unable or unwilling to continue to purchase PEDEVCO’s production, there are a substantial number of alternative buyers for its production at comparable prices.

Oil

PEDEVCO’s crude oil is generally sold under short-term, extendable and cancellable agreements with unaffiliated purchasers. Crude oil prices realized from production sales are indexed to published posted refinery prices, and to published crude indexes with adjustments on a contract basis. Transportation costs related to moving crude oil are also deducted from the price received for crude oil.

Natural Gas

PEDEVCO’s natural gas is sold under both long-term and short-term natural gas purchase agreements, which include two gas purchase agreements for the DJ Basin Asset that are in effect until December 1, 2021 and April 1, 2032, respectively. However, natural gas sales related to these agreements only represent a nominal (3%) of PEDEVCO’s total revenues as of December 31, 2019, and PEDEVCO believes that this trend will continue in the DJ Basin Asset. Natural gas produced by PEDEVCO is sold at various delivery points at or near producing wells to both unaffiliated independent marketing companies and unaffiliated mid-stream companies. PEDEVCO receives proceeds from prices that are based on various pipeline indices less any associated fees for processing, location or transportation differentials.

Oil and Gas Properties

PEDEVCO believes that the Permian Basin and D-J Basin assets represent among the most economic oil and natural gas plays in the U.S. PEDEVCO plans to opportunistically seek additional acreage proximate to its currently held core acreage located in the Northwest Shelf of the Permian Basin in Chaves and Roosevelt Counties, New Mexico, and the Wattenberg and Wattenberg Extension areas of Weld County, Colorado in the D-J Basin. PEDEVCO’s strategy is to be the operator and/or a significant working interest owner, directly or through its subsidiaries and joint ventures, in the majority of its acreage so PEDEVCO can dictate the pace of development in order to execute its business plan. The majority of its capital expenditure budget for 2020 will be focused on the development of its Permian Basin Asset, and secondarily on development of its D-J Basin Asset.

Unless otherwise noted, the following table presents summary data for PEDEVCO’s leasehold acreage in the core Permian Basin Asset and D-J Basin Asset as of September 30, 2020 and its revised 2020 development capital budget with respect to this acreage from January 1, 2020 to December 31, 2020.  This revised 2020 development plan is based upon PEDEVCO’s current outlook for the remainder of the year and is subject to further revision due to the significant volatility in market conditions and historically high levels of uncertainty affecting the oil and gas exploration sector, with the ultimate amount of capital PEDEVCO will expend subject to material fluctuations based on, among other things, market conditions, commodity prices, asset monetizations, non-operated project proposals, and availability of capital. PEDEVCO will further revise its development plans as necessary to react to market conditions in the best interest of its shareholders, while prioritizing its financial strength and liquidity.

		Revised Development Capital Budget January 1, 2020 - December 31, 2020
Current Core Assets:	Net Acres	Gross Wells(1)	Gross Costs per Well	Capital Cost to PEDEVCO(2)
Permian Basin Asset	37,069			—
D-J Basin Asset	11,948	2.0	5,000,000	$1,050,000
Enhancements(3)				—
Facilities and Infrastructure(4)				—
2019 Carryover(5)				$5,800,000
Total	49,017	2.0		$6,850,000
___________

(1)
Includes planned participation on a non-operated basis in the drilling and completion of two gross horizontal wells in the D-J Basin Asset at an estimated 8.5% and 12.3% working interest net to PEDEVCO. None of this estimated capital amount has been spent to date.

(2)
PEDEVCO anticipates that it can fund the entire $6.9 million capital cost to it through cash from operations and existing cash on the balance sheet.

(3)
Due to the COVID-19 outbreak, anticipated 2020 reactivation and enhancement projects were halted.

(4)
Due to the COVID-19 outbreak, anticipated 2020 facilities and infrastructure projects were halted.

(5)
Carryover capital expenditures from the 2019 development plan. Includes a SWD well and cleanouts, hookups, flowback and associated costs on five (2019 Phase II) wells. These projects have been completed, and substantially all of this estimated capital expenditure has been paid to date.

PEDEVCO Core Areas

Permian Basin Asset

PEDEVCO holds the Permian Basin Assets through its wholly-owned subsidiary, PEDCO, with operations conducted through PEDCO’s wholly-owned operating subsidiaries, EOR Operating Company and Ridgeway Arizona Oil Corp. The Permian Basin Asset was assembled through three acquisitions completed between 2018 and 2019. In the first acquisition, PEDEVCO acquired 100% of the assets of Hunter Oil Company, with an effective date of September 1, 2018, which created its core Permian position. In 2019, PEDEVCO acquired additional assets in two bolt-on acquisitions from private operators. These interests are all located in Chaves and Roosevelt Counties, New Mexico, where PEDEVCO currently operates 378 gross (298 net) wells, of which 26 wells are active producers, 13 wells are active injectors, and two wells are active SWDs. As of September 30, 2020, the Permian Basin Asset acreage is located in the areas shaded in yellow in the sectional map following the State of New Mexico map below.

It is estimated that there are approximately 110 billion barrels of oil-in-place in San Andres reservoirs across the Permian Basin (Research Partnership to Secure Energy for America (“RPSEA”) report dated December 21, 2015). The San Andres oilfields of the Northwest Shelf, Central Basin Platform and the Eastern Shelf are some of the largest oilfields within the Permian Basin. According to the U.S. Energy Information Administration (“EIA”), as of December 31, 2013, three oil fields that have produced from the San Andres formation were amongst the top 50 largest oilfields by reserves in the United States. The San Andres has been historically under-developed due to technological and economic limitations during early development. The San Andres is a dolomitic carbonate reservoir characterized as being highly-heterogenous with a multi-porosity system that typically shows significant oil saturation, but primary production often yields higher than normal water cut. While existing San Andres operators may ascribe different drivers for the water cut, San Andres production requires sufficient fluid removal, transportation and disposal, in order to achieve higher oil cuts, through a network of on-site fluid storage and saltwater disposal systems.

Oil was originally trapped in the San Andres by three types of pre-Tertiary traps: Structural, Stratigraphic and Structurally enhanced Stratigraphic. Legacy fields exist where oil accumulated in these traps to form thick oil columns, referred to as Main Pay Zones (“MPZ”). Legacy San Andres fields lack sharp oil-water contacts creating secondary zones of increasing water saturation beneath the MPZ known as Transitional Oil Zones (“TOZ”) and Residual Oil Zones (“ROZ”). TOZs and ROZs also extend outside the historical boundaries of the legacy fields downdip to their structural limits. The vast majority of horizontal San Andres wells have been drilled in these TOZ and ROZ areas where vertical development is uneconomic.

PEDEVCO’s 37,069 net acres within the Chaveroo and Milnesand fields of Chaves and Roosevelt Counties, New Mexico offer a rare opportunity to drill infill horizontal wells targeting the higher oil-saturations of the MPZs. The Chaveroo NE field is an extension of the Chaveroo field that was not originally developed vertically. There are currently 378 wellbores within the leasehold, of which 26 are active producers and 13 are active injectors, and two are active SWDs. The remainder are shut-in wellbores with future potential utility for additional water injection, production reactivations, and behind-pipe recompletions. PEDEVCO currently owns and operates three water handling facilities, one in each field, that have a current combined capacity of approximately 60,000 barrels of water per day (bbl/d).

D-J Basin Asset

PEDEVCO has grown the legacy D-J Basin Asset position to 11,948 net acres in Weld and Morgan Counties, Colorado. PEDEVCO directly holds all of its interests in the D-J Basin Asset through its wholly-owned subsidiary, Red Hawk. These interests are all located in Weld County, Colorado. Red Hawk has an interest in 75 gross (21.9 net) wells and is currently the operator of 18 gross (16.2 net) wells located in the D-J Basin Asset. The D-J Basin Asset acreage is located in the areas circled in the map below. The D-J Basin has seen a tremendous amount of growth in drilling activity in the past 12 months. D-J Basin operators are now drilling 16 to 24 horizontal wells per section in the Niobrara and Codell formations, utilizing the latest advances in completion design, frac stages, and frac intensity to obtain favorable well results. Notable non-operated partners leading the Niobrara revival are Noble Energy, Extraction Oil & Gas, SRC Energy (merged with PDC Energy in January 2020), and Bonanza Creek Energy.

Production, Sales Price and Production Costs

PEDEVCO has listed below the total production volumes and total revenue net to PEDEVCO for the years ended December 31, 2019, 2018, and 2017:

	2019	2018	2017
Total Revenues	$12,972,000	$4,523,000	$3,015,000

Oil:
Total Production (Bbls)	234,378	70,395	52,260
Average sales price (per Bbl)	$53.41	$59.00	$47.15
Natural Gas:
Total Production (Mcf)	153,251	89,769	100,254
Average sales price (per Mcf)	$2.43	$2.56	$2.97
NGL:
Total Production (Bbls)	6,150	7,629	12,209
Average sales price (per Bbl)	$13.28	$18.32	$20.73
Oil Equivalents:
Total Production (Boe)(1)	266,070	92,985	81,178
Average Daily Production (Boe/d)	729	255	222
Average Production Costs (per Boe)(2)	$15.32	$19.77	$13.62
___________

(1)
Assumes 6 Mcf of natural gas equivalents to 1 barrel of oil.

(2)
Excludes workover costs, marketing, ad valorem and severance taxes.

As of December 31, 2019, and 2018, the Chaveroo and Milnesand fields are the fields that each comprise 15% or more of PEDEVCO’s total proved reserves. As of December 31, 2017, the Wattenberg field comprised 15% or more of PEDEVCO’s total proved reserves for that year. The applicable production volumes from these fields for the years ended December 31, 2019, 2018, and 2017, is represented in the table below in total barrels (Bbls):

	2019	2018(1)	2017
Chaveroo	120,765	3,631	—
Milnesand	11,295	2,917	—
Wattenberg	—	—	46,198
___________

(1)
In 2018, production from the acquisition of the Chaveroo and Milnesand fields in the third quarter 2018 are the fields that each comprised 15% or more of PEDEVCO’s total proved reserves at December 31, 2018. The data above only includes production for these fields since the date of the acquisition.

The following table summarizes PEDEVCO’s gross and net developed and undeveloped leasehold and mineral fee acreage at December 31, 2019:

	Total		Developed(1)		Undeveloped(2)
	Gross	Net	Gross	Net	Gross	Net
D-J Basin	205,994	11,948	183,370	9,388	22,624	2,560
Permian Basin	40,648	38,258	31,813	31,036	8,835	7,222
Total	246,642	50,206	215,183	40,424	31,459	9,782
___________

(1)
Developed acreage is the number of acres that are allocated or assignable to producing wells or wells capable of production.

(2)
Undeveloped acreage is lease acreage on which wells have not been drilled or completed to a point that would permit the production of commercial quantities of oil and natural gas regardless of whether such acreage includes proved reserves.

PEDEVCO believes it has satisfactory title, in all material respects, to substantially all of its producing properties in accordance with standards generally accepted in the oil and natural gas industry.

Total Net Undeveloped Acreage Expiration

In the event that production is not established or PEDEVCO takes no action to extend or renew the terms of its leases, its net undeveloped acreage that will expire over the next three years as of December 31, 2019 is 1,758, 3,545 and 1,395 for the years ending December 31, 2020, 2021 and 2022, respectively. PEDEVCO expects to retain substantially all of its expiring acreage either through drilling activities, renewal of the expiring leases or through the exercise of extension options.

Well Summary

The following table presents PEDEVCO’s ownership in productive crude oil and natural gas wells at December 31, 2019. This summary includes crude oil wells in which PEDEVCO has a working interest:

	Gross	Net
Crude oil	122.0	88.1
Natural gas	—	—
Total(1)	122.0	88.1
___________

(1)
Total percentage of gross operated wells is 69.7%.

Drilling Activity

PEDEVCO drilled wells or participated in the drilling of wells as indicated in the table below:

	2019		2018		2017
	Gross	Net	Gross	Net	Gross	Net
Development
Productive	20	9.6	—	—	3	0.2
Dry	—	—	—	—	—	—
Exploratory
Productive	—	—	—	—	—	—
Dry	—	—	—	—	—	—

Oil and Natural Gas Reserves

Reserve Information

For estimates of PEDEVCO’s net proved producing reserves of crude oil and natural gas, as well as discussion of PEDEVCO’s proved and probable undeveloped reserves, please see “PEDEVCO Corp. Supplemental Oil and Gas Disclosures (Unaudited)” appearing in the Financial Statements to this Information Statement. At December 31, 2019, PEDEVCO’s total estimated proved reserves were 14.0 million Boe, of which 12.4 million Bbls were crude oil and NGL reserves, and 9.7 million Mcf were natural gas reserves.

Internal Controls

Clayton Riddle, PEDEVCO’s former Vice President of Development (a non-executive position), was the technical person primarily responsible for its internal reserves estimation process (which are based upon the best available production, engineering and geologic data) and provided oversight of the annual audit of PEDEVCO’s previous year end reserves by its independent third party engineers. Mr. Riddle left PEDEVCO in August 2020. He has a Bachelor of Science degree in Petroleum Engineering, and in excess of five years as a reserves estimator and is a member of the Society of Petroleum Engineers.

The preparation of PEDEVCO’s reserve estimates is in accordance with its prescribed procedures that include verification of input data into a reserve forecasting and economic software, as well as management review. PEDEVCO’s reserve analysis includes, but is not limited to, the following:

●
Research of operators near PEDEVCO’s lease acreage. Review operating and technological techniques, as well as reserve projections of such wells.

●
The review of internal reserve estimates by well and by area by a qualified petroleum engineer. A variance by well to the previous year-end reserve report is used as a tool in this process.

●
SEC-compliant internal policies to determine and report proved reserves.

●
The discussion of any material reserve variances among management to ensure the best estimate of remaining reserves.
Qualifications of Third Party Engineers

The technical person primarily responsible for the audit of PEDEVCO’s reserves estimates at Cawley, Gillespie & Associates, Inc. is W. Todd Brooker, who meets the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers. Cawley, Gillespie & Associates, Inc. is an independent firm and does not own an interest in its properties and is not employed on a contingent fee basis. Reserve estimates are imprecise and subjective and may change at any time as additional information becomes available. Furthermore, estimates of oil and gas reserves are projections based on engineering data. There are uncertainties inherent in the interpretation of this data as well as the projection of future rates of production. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. A copy of the report issued by Cawley, Gillespie & Associates, Inc. is incorporated by reference into the Registration Statement for which the offer to exchange is a part as Exhibit 99.5.

For more information regarding its oil and gas reserves, please refer “PEDEVCO Corp. Supplemental Oil and Gas Disclosures (Unaudited)” appearing in the Financial Statements to this Information Statement.

Recent Events

January 2019 SK Energy Convertible Note

On January 11, 2019, PEDEVCO borrowed $15.0 million from SK Energy, through the issuance of a convertible promissory note in the amount of $15.0 million (the “January 2019 Convertible Note”). The January 2019 Convertible Note accrues interest monthly at 8.5% per annum, which is payable on the maturity date, unless otherwise converted into shares of PEDEVCO Common Stock as described below. The January 2019 Convertible Note and all accrued interest thereon are convertible into shares of PEDEVCO Common Stock, at the option of the holder thereof, at a conversion price equal to $1.50 per share. Further, the conversion of the January 2019 Convertible Note is subject to a 49.9% conversion limitation which prevents the conversion of any portion thereof into PEDEVCO Common Stock if such conversion would result in SK Energy or any of its affiliates beneficially owning more than 49.9% of outstanding shares of PEDEVCO Common Stock. The January 2019, Convertible Note is due and payable on January 11, 2022 but may be prepaid at any time without penalty. In February 2019, the January 2019 Convertible Note was converted into common stock as discussed below.

Convertible Notes Amendment and Conversion

On February 15, 2019, PEDEVCO and SK Energy agreed to amend the terms of $23.6 million in Convertible Promissory Notes sold in August 2018 (including $22 million acquired by SK Energy) and a $7 million Convertible Note sold to SK Energy in October 2018, each described in further detail in “Note 8 - Notes Payable” to the PEDEVCO audited financial statements included in this Information Statement, as well as the January 2019 Convertible Note, whereby each of the notes were amended to remove the conversion limitation that previously prevented SK Energy from converting any portion of the notes into PEDEVCO Common Stock if such conversion would have resulted in SK Energy beneficially owning more than 49.9% of outstanding shares of PEDEVCO Common Stock

Immediately following the entry into the Amendment, on February 15, 2019, SK Energy elected to convert (i) all $15,000,000 of the outstanding principal and all $126,000 of accrued interest under the January 2019 Convertible Notes into PEDEVCO Common Stock at a conversion price of $1.50 per share as set forth in the January 2019 Convertible Notes into 10,083,819 shares of restricted PEDEVCO Common Stock, and (ii) all $7,000,000 of the outstanding principal and all $18,700 of accrued interest under the October 2018 note into PEDEVCO Common Stock at a conversion price of $1.79 per share as set forth in the October 2018 note into 4,014,959 shares of restricted common stock of PEDEVCO, which shares in aggregate represented approximately 47.1% of PEDEVCO’s then 29,907,223 shares of issued and outstanding PEDEVCO Common Stock after giving effect to the conversions.

SK Energy Note Amendment; Note Purchases and Conversion

On March 1, 2019, PEDEVCO and SK Energy entered into a First Amendment to Promissory Note (the “SK Energy Note Amendment”) which amended the note dated June 25, 2018, evidencing $7.7 million of principal owed to SK Energy (the “SK Energy Note”), to provide SK Energy the right, at any time, at its option, to convert the principal and interest owed under such SK Energy Note, into shares of PEDEVCO Common Stock, at a conversion price of $2.13 per share. The SK Energy Note previously only included a conversion feature whereby PEDEVCO had the option to pay quarterly interest payments on the SK Energy Note in shares of PEDEVCO Common Stock instead of cash, at a conversion price per share calculated based on the average closing sales price of PEDEVCO Common Stock on the NYSE American for the ten trading days immediately preceding the last day of the calendar quarter immediately prior to the quarterly payment date.

In addition, on March 1, 2019, the holders of $1,500,000 in aggregate principal amount of Convertible Notes issued by PEDEVCO on August 1, 2018 (the “August 2018 Notes”) sold their August 2018 Notes at face value plus accrued and unpaid interest through March 1, 2019 to SK Energy (the “August 2018 Note Sale”). Holders which sold their August 2018 Notes pursuant to the August 2018 Note Sale to SK Energy include an executive officer of SK Energy ($200,000 in principal amount of August 2018 Notes); a trust affiliated with John J. Scelfo, a director of PEDEVCO ($500,000 in principal amount of August 2018 Notes); an entity affiliated with Ivar Siem, a director of PEDEVCO, and J. Douglas Schick the President of PEDEVCO ($500,000 in principal amount of August 2018 Notes); and Harold Douglas Evans, a director of PEDEVCO ($200,000 in principal amount of August 2018 Notes).

Following the August 2018 Note Sale, PEDEVCO’s sole issued and outstanding debt was the (i) $7,700,000 in principal, plus accrued interest, under the SK Energy Note held by SK Energy, (ii) an aggregate of $23,500,000 in principal, plus accrued interest, under the August 2018 Notes and Convertible Note held by SK Energy, and (iii) $100,000 in principal, plus accrued interest, under an August 2018 Note held by an unaffiliated holder (the “Unaffiliated Holder”).

Immediately following the effectiveness of the SK Energy Note Amendment and August 2018 Note Sale, on March 1, 2019, SK Energy and the Unaffiliated Holder elected to convert all $31,300,000 of outstanding principal and an aggregate of $1,462,818 of accrued interest under the SK Energy Note, Convertible Note held by SK Energy, and August 2018 Notes, into PEDEVCO Common Stock at a conversion price of $2.13 per share (the “Conversion Price” and the “Conversions”) as set forth in the SK Energy Note, as amended, and the August 2018 Notes and the Convertible Note held by SK Energy (collectively, the “Notes”), into an aggregate of 15,381,605 shares of restricted PEDEVCO Common Stock (the “Conversion Shares”).

Manzano Acquisition

On February 1, 2019, for consideration of $700,000, PEDEVCO completed an asset purchase from Manzano, LLC and Manzano Energy Partners II, LLC, whereby PEDEVCO purchased approximately 18,000 net leasehold acres, ownership and operated production from one horizontal well currently producing from the San Andres play in the Permian Basin, ownership of three additional shut-in wells, and ownership of one saltwater disposal well.  PEDEVCO subsequently drilled one Manzano well in Phase Two of its 2019 development plan, which was completed in the fourth quarter of 2019.

Red Hawk Property Rights Sale

On March 7, 2019, Red Hawk sold rights to 85.5 net acres of oil and gas leases located in Weld County, Colorado, to a third party, for aggregate proceeds of $1.2 million. The sale agreement included a provision whereby the purchaser was required to assign Red Hawk 85 net acres of leaseholds in an area located where PEDEVCO already owns other leases in Weld County, Colorado, within nine months from the date of the sale, or to repay PEDEVCO up to $200,000 (proportionally adjusted for the amount of leasehold delivered). In December 2019, the purchaser assigned Redhawk 121 net acres of leaseholds with a value of $121,000, thereby satisfying in full its obligations to Red Hawk under the sale agreement.

Drilling and Workover Activities

In December 2018, PEDEVCO commenced drilling four San Andres horizontal wells in the Permian Basin Asset acreage acquired from Hunter Oil Company in September 2018, which wells were completed in March 2019. Also, in February 2019, PEDEVCO completed workover operations to reactivate a San Andres horizontal well, and in March 2019 w PEDEVCO e completed the drilling of its fifth San Andres horizontal well, both of which operations were conducted on the Permian Basin acreage acquired from Manzano in February 2019. In July 2019, PEDEVCO also commenced drilling four additional San Andres horizontal wells in the Permian Basin Asset, for which drilling operations were completed in September 2019, and for which recompletion operations were completed in November and December of 2019. Also, PEDEVCO participated in the drilling and completion of two horizontal wells in August of 2019 and nine horizontal wells in October of 2019 in the DJ-Basin Asset, which are operated by third-party operators.

Additional San Andres Acquisition

Effective June 10, 2019, for consideration of $350,000, PEDEVCO completed an asset purchase from a private operator, whereby PEDEVCO purchased approximately 2,076 net leasehold acres, ownership and operated production from 22 horizontal wells currently producing from the San Andres play in the Permian Basin and ownership of three injection wells.

Regulation of the Oil and Gas Industry

All of PEDEVCO’s oil and gas operations are substantially affected by federal, state and local laws and regulations. Failure to comply with applicable laws and regulations can result in substantial penalties. The regulatory burden on the industry increases the cost of doing business and affects profitability. Historically, PEDEVCO’s compliance costs have not had a material adverse effect on its results of operations; however, PEDEVCO is unable to predict the future costs or impact of compliance.

Additional proposals and proceedings that affect the oil and natural gas industry are regularly considered by Congress, the states, the Federal Energy Regulatory Commission (the “FERC”) and the courts. PEDEVCO cannot predict when or whether any such proposals may become effective. PEDEVCO does not believe that PEDEVCO would be affected by any such action materially differently than similarly situated competitors.

At the state level, PEDEVCO’s operations in Colorado are regulated by the Colorado Oil & Gas Conservation Commission (“COGCC”) and its New Mexico operations are regulated by the Conservation Division of the New Mexico Energy, Minerals, and Natural Resources Department (regulates oil and gas operations), New Mexico Environment Department (administers environmental protection laws), and the New Mexico State Land Office (oversees surface and mineral acres and development). The Oil Conservation Division of the New Mexico Energy, Minerals, Natural Resources Department, and New Mexico State Land Office require the posting of financial assurance for owners and operators on privately owned or state land within New Mexico in order to provide for abandonment restoration and remediation of wells, and for the drilling of salt water disposal wells.

The COGCC regulates oil and gas operators through rules, policies, written guidance, orders, permits, and inspections. Among other things, the COGCC enforces specifications regarding drilling, development, production, reclamation, enhanced recovery, safety, aesthetics, noise, waste, flowlines, and wildlife.  In recent years, the COGCC has amended its existing regulatory requirements and adopted new requirements with increased frequency. For example, in January 2016, the COGCC approved new rules that require local government consultation and certain best management practices for large-scale oil and natural gas facilities in certain urban mitigation areas. These rules also require operator registration and/or notifications to local governments with respect to future oil and natural gas drilling and production facility locations. In February 2018, the COGCC comprehensively amended its regulations for oil, gas, and water flowlines to expand requirements addressing flowline registration and safety, integrity management, leak detection, and other matters. The COGCC has also adopted or amended numerous other rules in recent years, including rules relating to safety, flood protection, and spill reporting. In December 2018, the COGCC approved new rules that require new oil and gas sites to be situated at least 1,000 feet away from school properties such as playgrounds and athletic fields. Most recently, in 2019, Colorado enacted Senate Bill 19-181 (“SB 19-181”), which changes the mission of the COGCC from fostering responsible and balanced development to regulating development to protect public health and the environment and directs the COGCC to undertake rulemaking on various operational matters including environmental protection, facility siting and wellbore integrity. Pursuant to this directive, in December 2019, the COGCC proposed new regulatory requirements to enhance safety and environmental protection during hydraulic fracturing and to enhance wellbore integrity.

PEDEVCO anticipates that the COGCC, the Conservation Division of the New Mexico Energy, Minerals, Natural Resources Department, the New Mexico State Land Office, the New Mexico Environment Department and other federal, state and local authorities will continue to adopt new rules and regulations moving forward which will likely affect its oil and gas operations, and could make it more costly for its operations or limit its activities. PEDEVCO routinely monitors its operations and new rules and regulations which may affect its operations, to ensure that PEDEVCO maintains compliance.

Regulation Affecting Production

The production of oil and natural gas is subject to United States federal and state laws and regulations, and orders of regulatory bodies under those laws and regulations, governing a wide variety of matters. All of the jurisdictions in which PEDEVCO owns or operates producing oil and natural gas properties have statutory provisions regulating the exploration for and production of oil and natural gas, including provisions related to permits for the drilling of wells, bonding requirements to drill or operate wells, the location of wells, the method of drilling and casing wells, the surface use and restoration of properties upon which wells are drilled, sourcing and disposal of water used in the drilling and completion process, and the abandonment of wells. PEDEVCO’s operations are also subject to various conservation laws and regulations. These include the regulation of the size of drilling and spacing units or proration units, the number of wells which may be drilled in an area, and the unitization or pooling of oil or natural gas wells, as well as regulations that generally prohibit the venting or flaring of natural gas, and impose certain requirements regarding the ratability or fair apportionment of production from fields and individual wells. These laws and regulations may limit the amount of oil and gas wells PEDEVCO can drill. Moreover, each state generally imposes a production or severance tax with respect to the production and sale of oil, NGL and gas within its jurisdiction.

States do not regulate wellhead prices or engage in other similar direct regulation, but there can be no assurance that they will not do so in the future. The effect of such future regulations may be to limit the amounts of oil and gas that may be produced from PEDEVCO’s wells, negatively affect the economics of production from these wells or limit the number of locations PEDEVCO can drill.

The failure to comply with the rules and regulations of oil and natural gas production and related operations can result in substantial penalties. PEDEVCO’s competitors in the oil and natural gas industry are subject to the same regulatory requirements and restrictions that affect its operations.

Regulation Affecting Sales and Transportation of Commodities

Sales prices of gas, oil, condensate and NGL are not currently regulated and are made at market prices. Although prices of these energy commodities are currently unregulated, the United States Congress historically has been active in their regulation. PEDEVCO cannot predict whether new legislation to regulate oil and gas, or the prices charged for these commodities might be proposed, what proposals, if any, might actually be enacted by the United States Congress or the various state legislatures and what effect, if any, the proposals might have on its operations. Sales of oil and natural gas may be subject to certain state and federal reporting requirements.

The price and terms of service of transportation of the commodities, including access to pipeline transportation capacity, are subject to extensive federal and state regulation. Such regulation may affect the marketing of oil and natural gas produced by PEDEVCO, as well as the revenues received for sales of such production. Gathering systems may be subject to state ratable take and common purchaser statutes. Ratable take statutes generally require gatherers to take, without undue discrimination, oil and natural gas production that may be tendered to the gatherer for handling. Similarly, common purchaser statutes generally require gatherers to purchase, or accept for gathering, without undue discrimination as to source of supply or producer. These statutes are designed to prohibit discrimination in favor of one producer over another producer or one source of supply over another source of supply. These statutes may affect whether and to what extent gathering capacity is available for oil and natural gas production, if any, of the drilling program and the cost of such capacity. Further state laws and regulations govern rates and terms of access to intrastate pipeline systems, which may similarly affect market access and cost.

The FERC regulates interstate natural gas pipeline transportation rates and service conditions. The FERC is continually proposing and implementing new rules and regulations affecting interstate transportation. The stated purpose of many of these regulatory changes is to ensure terms and conditions of interstate transportation service are not unduly discriminatory or unduly preferential, to promote competition among the various sectors of the natural gas industry and to promote market transparency. PEDEVCO does not believe that its drilling program will be affected by any such FERC action in a manner materially differently than other similarly situated natural gas producers.

In addition to the regulation of natural gas pipeline transportation, FERC has additional jurisdiction over the purchase or sale of gas or the purchase or sale of transportation services subject to FERC’s jurisdiction pursuant to the Energy Policy Act of 2005 (“EPAct 2005”). Under the EPAct 2005, it is unlawful for “any entity,” including producers such as PEDEVCO, that are otherwise not subject to FERC’s jurisdiction under the Natural Gas Act of 1938 (“NGA”) to use any deceptive or manipulative device or contrivance in connection with the purchase or sale of gas or the purchase or sale of transportation services subject to regulation by FERC, in contravention of rules prescribed by FERC. FERC’s rules implementing this provision make it unlawful, in connection with the purchase or sale of gas subject to the jurisdiction of FERC, or the purchase or sale of transportation services subject to the jurisdiction of FERC, for any entity, directly or indirectly, to use or employ any device, scheme or artifice to defraud; to make any untrue statement of material fact or omit to make any such statement necessary to make the statements made not misleading; or to engage in any act or practice that operates as a fraud or deceit upon any person. EPAct 2005 also gives FERC authority to impose civil penalties for violations of the NGA and the Natural Gas Policy Act of 1978 up to $1.2 million per day, per violation. The anti-manipulation rule applies to activities of otherwise non-jurisdictional entities to the extent the activities are conducted “in connection with” gas sales, purchases or transportation subject to FERC jurisdiction, which includes the annual reporting requirements under FERC Order No. 704 (defined below).

In December 2007, FERC issued a final rule on the annual natural gas transaction reporting requirements, as amended by subsequent orders on rehearing (“Order No. 704”). Under Order No. 704, any market participant, including a producer that engages in certain wholesale sales or purchases of gas that equal or exceed 2.2 trillion BTUs of physical natural gas in the previous calendar year, must annually report such sales and purchases to FERC on Form No. 552 on May 1 of each year. Form No. 552 contains aggregate volumes of natural gas purchased or sold at wholesale in the prior calendar year to the extent such transactions utilize, contribute to the formation of price indices. Not all types of natural gas sales are required to be reported on Form No. 552. It is the responsibility of the reporting entity to determine which individual transactions should be reported based on the guidance of Order No. 704. Order No. 704 is intended to increase the transparency of the wholesale gas markets and to assist FERC in monitoring those markets and in detecting market manipulation.

The FERC also regulates rates and terms and conditions of service on interstate transportation of liquids, including oil and NGL, under the Interstate Commerce Act, as it existed on October 1, 1977 (“ICA”). Prices received from the sale of liquids may be affected by the cost of transporting those products to market. The ICA requires that certain interstate liquids pipelines maintain a tariff on file with FERC. The tariff sets forth the established rates as well as the rules and regulations governing the service. The ICA requires, among other things, that rates and terms and conditions of service on interstate common carrier pipelines be “just and reasonable.” Such pipelines must also provide jurisdictional service in a manner that is not unduly discriminatory or unduly preferential. Shippers have the power to challenge new and existing rates and terms and conditions of service before FERC.

The rates charged by many interstate liquids pipelines are currently adjusted pursuant to an annual indexing methodology established and regulated by FERC, under which pipelines increase or decrease their rates in accordance with an index adjustment specified by FERC. For the five-year period beginning July 1, 2016, FERC established an annual index adjustment equal to the change in the producer price index for finished goods plus 1.23%. This adjustment is subject to review every five years. Under FERC’s regulations, a liquids pipeline can request a rate increase that exceeds the rate obtained through application of the indexing methodology by obtaining market-based rate authority (demonstrating the pipeline lacks market power), establishing rates by settlement with all existing shippers, or through a cost-of-service approach (if the pipeline establishes that a substantial divergence exists between the actual costs experienced by the pipeline and the rates resulting from application of the indexing methodology). Increases in liquids transportation rates may result in lower revenue and cash flows for PEDEVCO.

In addition, due to common carrier regulatory obligations of liquids pipelines, capacity must be prorated among shippers in an equitable manner in the event there are nominations in excess of capacity or for new shippers. Therefore, new shippers or increased volume by existing shippers may reduce the capacity available to PEDEVCO. Any prolonged interruption in the operation or curtailment of available capacity of the pipelines that PEDEVCO relies upon for liquids transportation could have a material adverse effect on its business, financial condition, results of operations and cash flows. However, PEDEVCO believes that access to liquids pipeline transportation services generally will be available to PEDEVCO to the same extent as to its similarly situated competitors.

Rates for intrastate pipeline transportation of liquids are subject to regulation by state regulatory commissions. The basis for intrastate liquids pipeline regulation, and the degree of regulatory oversight and scrutiny given to intrastate liquids pipeline rates, varies from state to state. PEDEVCO believes that the regulation of liquids pipeline transportation rates will not affect its operations in any way that is materially different from the effects on its similarly situated competitors.

In addition to FERC’s regulations, PEDEVCO is required to observe anti-market manipulation laws with regard to its physical sales of energy commodities. In November 2009, the Federal Trade Commission (“FTC”) issued regulations pursuant to the Energy Independence and Security Act of 2007, intended to prohibit market manipulation in the petroleum industry. Violators of the regulations face civil penalties of up to $1 million per violation per day. In July 2010, Congress passed the Dodd-Frank Act, which incorporated an expansion of the authority of the Commodity Futures Trading Commission (“CFTC”) to prohibit market manipulation in the markets regulated by the CFTC. This authority, with respect to oil swaps and futures contracts, is similar to the anti-manipulation authority granted to the FTC with respect to oil purchases and sales. In July 2011, the CFTC issued final rules to implement their new anti-manipulation authority. The rules subject violators to a civil penalty of up to the greater of $1.1 million or triple the monetary gain to the person for each violation.

Regulation of Environmental and Occupational Safety and Health Matters

PEDEVCO’s operations are subject to stringent federal, state and local laws and regulations governing occupational safety and health aspects of its operations, the discharge of materials into the environment and environmental protection. Numerous governmental entities, including the U.S. Environmental Protection Agency (“EPA”) and analogous state agencies have the power to enforce compliance with these laws and regulations and the permits issued under them, often requiring difficult and costly actions. These laws and regulations may, among other things (i) require the acquisition of permits to conduct drilling and other regulated activities; (ii) restrict the types, quantities and concentration of various substances that can be released into the environment or injected into formations in connection with oil and natural gas drilling and production activities; (iii) limit or prohibit drilling activities on certain lands lying within wilderness, wetlands and other protected areas; (iv) require remedial measures to mitigate pollution from former and ongoing operations, such as requirements to close pits and plug abandoned wells; (v) apply specific health and safety criteria addressing worker protection; and (vi) impose substantial liabilities for pollution resulting from drilling and production operations. Any failure to comply with these laws and regulations may result in the assessment of administrative, civil and criminal penalties, the imposition of corrective or remedial obligations, the occurrence of delays or restrictions in permitting or performance of projects, and the issuance of orders enjoining performance of some or all of PEDEVCO’s operations.

These laws and regulations may also restrict the rate of oil and natural gas production below the rate that would otherwise be possible. The regulatory burden on the oil and natural gas industry increases the cost of doing business in the industry and consequently affects profitability. The trend in environmental regulation is to place more restrictions and limitations on activities that may affect the environment, and thus any changes in environmental laws and regulations or re-interpretation of enforcement policies that result in more stringent and costly well drilling, construction, completion or water management activities, or waste handling, storage transport, disposal, or remediation requirements could have a material adverse effect on PEDEVCO’s financial position and results of operations. PEDEVCO may be unable to pass on such increased compliance costs to its customers. Moreover, accidental releases or spills may occur in the course of its operations, and PEDEVCO cannot assure you that it will not incur significant costs and liabilities as a result of such releases or spills, including any third-party claims for damage to property, natural resources or persons. Continued compliance with existing requirements is not expected to materially affect PEDEVCO. However, there is no assurance that PEDEVCO will be able to remain in compliance in the future with such existing or any new laws and regulations or that such future compliance will not have a material adverse effect on its business and operating results.

Additionally, on January 14, 2019, in Martinez v. Colorado Oil and Gas Conservation Commission, the Colorado Supreme Court overturned a ruling by the Colorado Court of Appeals that held that the Colorado Oil & Gas Conservation Commission (“COGCC”) had held that the COGCC concluded that it lacked statutory authority to undertake a proposed rulemaking “to suspend the issuance of permits that allow hydraulic fracturing until it can be done without adversely impacting human health and safety and without impairing Colorado’s atmospheric resource and climate system, water, soil, wildlife, or other biological resources.” The Colorado Court of Appeals concluded that Colorado’s Oil and Gas Conservation Act mandated that oil and gas development “be regulated subject to the protection of public health, safety, and welfare, including protection of the environment and wildlife resources.” In the Colorado Supreme Court’s majority opinion, Justice Richard L. Gabriel wrote the COGCC is required first to “foster the development of oil and gas resources” and second “to prevent and mitigate significant environmental impacts to the extent necessary to protect public health, safety and welfare, but only after taking into consideration cost-effectiveness and technical feasibility.”

The following is a summary of the more significant existing and proposed environmental and occupational safety and health laws, as amended from time to time, to which its business operations are or may be subject and for which compliance may have a material adverse impact on PEDEVCO’s capital expenditures, results of operations or financial position.

Hazardous Substances and Wastes

The Resource Conservation and Recovery Act (“RCRA”), and comparable state statutes, regulate the generation, transportation, treatment, storage, disposal and cleanup of hazardous and non-hazardous wastes. Pursuant to rules issued by the EPA, the individual states administer some or all of the provisions of RCRA, sometimes in conjunction with their own, more stringent requirements. Drilling fluids, produced waters, and most of the other wastes associated with the exploration, development, and production of oil or natural gas, if properly handled, are currently exempt from regulation as hazardous waste under RCRA and, instead, are regulated under RCRA’s less stringent non-hazardous waste provisions, state laws or other federal laws. However, it is possible that certain oil and natural gas drilling and production wastes now classified as non-hazardous could be classified as hazardous wastes in the future. Stricter regulation of wastes generated during PEDEVCO’s operations could result in an increase in PEDEVCO’s, as well as the oil and natural gas exploration and production industry’s costs to manage and dispose of wastes, which could have a material adverse effect on PEDEVCO’s results of operations and financial position.

In December 2016, the U.S. District Court for the District of Columbia approved a consent decree between the EPA and a coalition of environmental groups. The consent decree requires the EPA to review and determine whether it will revise the RCRA regulations for exploration and production waste to treat such waste as hazardous waste. In April 2019, the EPA, pursuant to the consent decree, determined that revision of the regulations is not necessary. Information comprising the EPA’s review and decision is contained in a document entitled “Management of Exploration, Development and Production Wastes: Factors Informing a Decision on the Need for Regulatory Action”. The EPA indicated that it will continue to work with states and other organizations to identify areas for continued improvement and to address emerging issues to ensure that exploration, development and production wastes continue to be managed in a manner that is protective of human health and the environment. Environmental groups, however, expressed dissatisfaction with the EPA’s decision and will likely continue to press the issue at the federal and state levels.

The Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), also known as the Superfund law, and comparable state laws impose joint and several liability, without regard to fault or legality of conduct, on classes of persons who are considered to be responsible for the release of a hazardous substance into the environment. These persons include the current and former owners and operators of the site where the release occurred and anyone who disposed or arranged for the disposal of a hazardous substance released at the site. Under CERCLA, such persons may be subject to joint and several liability for the costs of cleaning up the hazardous substances that have been released into the environment, for damages to natural resources and for the costs of certain health studies. CERCLA also authorizes the EPA and, in some instances, third parties to act in response to threats to the public health or the environment and to seek to recover from the responsible classes of persons the costs they incur. In addition, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the hazardous substances released into the environment. PEDEVCO generates materials in the course of its operations that may be regulated as hazardous substances.

PEDEVCO currently leases or operates numerous properties that have been used for oil and natural gas exploration, production and processing for many years. Although PEDEVCO believes that it has utilized operating and waste disposal practices that were standard in the industry at the time, hazardous substances, wastes, or petroleum hydrocarbons may have been released on, under or from the properties owned or leased by PEDEVCO, or on, under or from other locations, including off-site locations, where such substances have been taken for treatment or disposal. In addition, some of its properties have been operated by third parties or by previous owners or operators whose treatment and disposal of hazardous substances, wastes, or petroleum hydrocarbons was not under PEDEVCO’s control. These properties and the substances disposed or released on, under or from them may be subject to CERCLA, RCRA and analogous state laws. Under such laws, PEDEVCO could be required to undertake response or corrective measures, which could include removal of previously disposed substances and wastes, cleanup of contaminated property or performance of remedial plugging or pit closure operations to prevent future contamination, the costs of which could be substantial.

Water Discharges

The federal Clean Water Act (“CWA”) and analogous state laws impose strict controls concerning the discharge of pollutants and fill material, including spills and leaks of crude oil and other substances. The CWA also requires approval and/or permits prior to construction, where construction will disturb certain wetlands or other waters of the U.S. In June 2015, the EPA issued a final rule that attempted to clarify the CWA’s jurisdictional reach over “waters of the United States” (“2015 Clean Water Rule”) and replace the pre-existing 1986 rule and guidance. In February 2018, the EPA issued a rule to delay the applicability of the 2015 Clean Water Rule until February 2020, but this delay rule was struck following a court challenge. Other federal district courts, however, issued rulings temporarily enjoining the applicability of the 2015 Clean Water Rule itself in several states. Taken together, the 2015 Clean Water Rule has been in effect in 22 states, including Colorado, and temporarily stayed in 27 states (the 2015 Clean Water Rule was in effect in certain counties in New Mexico and not in others). In those remaining states, the 1986 rule and guidance remained in effect. In October 2019, the EPA and the USACE issued a final rule to repeal the 2015 Clean Water Rule (the “2019 Repeal Rule”). With the 2019 Repeal Rule, the agencies report that they will implement the pre-2015 Clean Water Rule regulations and guidance nationwide. The 2019 Repeal Rule became effective on December 23, 2019; accordingly, the 2015 Clean Water Rule is no longer in effect in any state. However, numerous legal challenges to the 2019 Repeal Rule have already been filed in federal court.

In February 2019, the EPA and the USACE published a proposed new rule that would differently revise the definition of “waters of the United States” and essentially replace both the 1986 rule and the 2015 Clean Water Rule. On January 23, 2020, the EPA and USACE announced the final new rule, titled the Navigable Waters Protection Rule (“2020 Rule”). The 2020 Rule became effective on June 22, 2020. The 2020 Rule generally regulates four categories of “jurisdictional” waters: (i) territorial seas and traditional navigable waters (i.e., large rivers); (ii) perennial and intermittent tributaries of these waters; (iii) certain lakes, ponds and impoundments; and (iv) wetlands to jurisdictional waters. The 2020 Rule also includes 12 categories of exclusions, or “non-jurisdictional” waters, including groundwater, ephemeral features and diffuse stormwater run-off over upland areas. The 2020 Rule likely regulates fewer wetlands areas than were regulated under the 1986 rule and the 2015 Clean Water Rule because it does not regulate wetlands that are not adjacent to jurisdictional waters. This new definition of “waters of the United States” has been challenged and sought to be enjoined in federal court. On June 19, 2020 the U.S. District Court for the District of Colorado issued an administrative stay that enjoined the effectiveness of the 2020 Rule within Colorado. State of Colorado v. U.S. Environmental Protection Agency, et al., Civil Action No. 20-cv-1461-WJM-NRN. (D.C. Colo. Jun. 19, 2020). With this stay in place, EPA and USACE jurisdiction is pursuant to the 1986 rule and subsequent guidance. The 2020 Rule changes the scope of the CWA’s jurisdiction, in every state except Colorado, which could result in increased costs and delays with respect to obtaining permits for discharges of pollutants or dredge and fill activities in waters of the U.S., including regulated wetland areas.

In January 2017, the USACE issued revised and renewed streamlined general nationwide permits that are available to satisfy permitting requirements for certain work in streams, wetlands and other waters of the U.S. under Section 404 of the CWA and the Rivers and Harbors Act. The new nationwide permits took effect in March 2017, or when certified by each state, whichever was later. The oil and gas industry broadly utilizes nationwide permits 12 (“nwp 12”), 14 and 39 for the construction, maintenance and repair of pipelines, roads and drill pads, respectively, and related structures in waters of the U.S. that impact less than a half-acre of waters of the U.S. and meet the other criteria of each nationwide permit. There has been challenges to the NWP 12 on Endangered Species Act grounds in the United States District Court for the District of Montana that initially resulted in the NWP 12 being vacated thoughout the United States. The Supreme Court of the United States ultimately limited to the vacatur to just the Keystone XL pipeline. This suit is currently before the United States Ninth Circuit Court of Appeals. Northern Plains v. United States Army Corps of Engineers, No. 20-35432 (9th Cir. May 20, 2020). However a recent suit in in the Fourth Circuit Court of Appeals by environmental groups have raised the same Endangered Species Act challenges to a NWP 12 authorization issued for the Mountain Valley Pipeline. Sierra Club v. United States Army Corps of Engineers., No. 20-2039, (4th Cir. Oct. 5, 2020).

The CWA also regulates storm water run-off from crude oil and natural gas facilities and requires storm water discharge permits for certain activities. Spill Prevention, Control and Countermeasure (“SPCC”) requirements of the CWA require appropriate secondary containment, load out controls, piping controls, berms and other measures to help prevent the contamination of navigable waters in the event of a petroleum hydrocarbon spill, rupture or leak.

Subsurface Injections

In the course of its operations, PEDEVCO produces water in addition to oil and natural gas. Water that is not recycled may be disposed of in disposal wells, which inject the produced water into non-producing subsurface formations. Underground injection operations are regulated pursuant to the Underground Injection Control (“UIC”) program established under the federal Safe Drinking Water Act (“SDWA”) and analogous state laws. The UIC program requires permits from the EPA or an analogous state agency for the construction and operation of disposal wells, establishes minimum standards for disposal well operations, and restricts the types and quantities of fluids that may be disposed. A change in UIC disposal well regulations or the inability to obtain permits for new disposal wells in the future may affect PEDEVCO’s ability to dispose of produced water and ultimately increase the cost of its operations. For example, in response to recent seismic events near belowground disposal wells used for the injection of oil and natural gas-related wastewaters, regulators in some states, including Colorado, have imposed more stringent permitting and operating requirements for produced water disposal wells. In Colorado, permit applications are reviewed specifically to evaluate seismic activity and, as of 2011, the state has required operators to identify potential faults near proposed wells, if earthquakes historically occurred in the area, and to accept maximum injection pressures and volumes based on fracture gradient as conditions to permit approval. Additionally, legal disputes may arise based on allegations that disposal well operations have caused damage to neighboring properties or otherwise violated state or federal rules regulating waste disposal. These developments could result in additional regulation, restriction on the use of injection wells by PEDEVCO or by commercial disposal well vendors whom it may use from time to time to dispose of wastewater, and increased costs of compliance, which could have a material adverse effect on its capital expenditures and operating costs, financial condition, and results of operations.

Air Emissions

PEDEVCO’s operations are subject to the Clean Air Act (the “CAA”) and comparable state and local requirements. The CAA contains provisions that may result in the gradual imposition of certain pollution control requirements with respect to air emissions from its operations. The EPA and state governments continue to develop regulations to implement these requirements. PEDEVCO may be required to make certain capital investments in the next several years for air pollution control equipment in connection with maintaining or obtaining operating permits and approvals addressing other air emission-related issues.

In June 2016, the EPA implemented new requirements focused on achieving additional methane and volatile organic compound reductions from the oil and natural gas industry. The rules imposed, among other things, new requirements for leak detection and repair, control requirements for oil well completions, replacement of certain pneumatic pumps and controllers and additional control requirements for gathering, boosting and compressor stations. In September 2018, the EPA proposed revisions to the 2016 rules. The proposed amendments address certain technical issues raised in administrative petitions and include proposed changes to, among other things, the frequency of monitoring for fugitive emissions at well sites and compressor stations. In August of 2020, the EPA finalized two rules that revised the 2016 rules that would remove all sources in the transmission and storage segment of the oil and natural gas industry from regulation. The final rules also rescinded the methane requirements in the 2016 rules that apply to sources in the production and processing segments of the industry. The final rules also effectively rescinded the methane requirements that apply to existing sources in the oil and natural gas industry, without removing any sources from the current source category. Several environmental groups and the States of New York and California have challenged these final rules in the United States District Court for the District of Columbia.

In November 2016, the BLM finalized rules to further regulate venting, flaring and leaks during oil and natural gas production activities on onshore federal and Indian leases. The rules require additional controls and impose new emissions and other standards on certain operations on applicable leases, including committed state or private tracts in a federally approved unit or communitized agreement that drains federal minerals. In September 2018, the BLM published a final rule (“the Revision Rule”) that revises the 2016 rules. The Revision Rule, among other things, rescinds the 2016 rule requirements related to waste-minimization plans, gas-capture percentages, well drilling, well completion and related operations, pneumatic controllers, pneumatic diaphragm pumps, storage vessels and leak detection and repair. The RevisionRule also revised provisions related to venting and flaring. Environmental groups and the States of California and New Mexico have filed challenges to the 2018 rule in the United States District Court for the Northern District of California who, on July 15, 2020 the court vacated the Revision Rule. Because of the vacatur, on July 21, 2020, the District of Wyoming revived a previous challenge to the 2016 rule levied by the States of Wyoming Montant, North Dakota, Texas, and industry groups, who paused this litigation when the Revision Rule was challenged in California. As of today, the 2016 rule is in effect for Colorado and New Mexico.

In 2016, the EPA increased the state of Colorado’s non-attainment ozone classification for the Denver Metro North Front Range Ozone Eight-Hour Non-Attainment (“Denver Metro/North Front Range NAA”) area from “marginal” to “moderate” under the 2008 national ambient air quality standard (“NAAQS”). This increase in non-attainment status triggered significant additional obligations for the state under the CAA and resulted in Colorado adopting new and more stringent air quality control requirements in November 2017 that are applicable to PEDEVCO’s operations. In 2019, the EPA increased the state of Colorado’s non-attainment ozone classification for the Denver Metro/North Front Range NAA area from “moderate” to “serious” under the 2008 NAAQS. This “serious” classification will trigger significant additional obligations for the state under the CAA and could result in new and more stringent air quality control requirements, which may in turn result in significant costs, and delays in obtaining necessary permits applicable to PEDEVCO’s operations.

SB 19-181 also requires, among other things, that the Air Quality Control Commission (“AQCC”) adopt additional rules to minimize emissions of methane and other hydrocarbons and nitrogen oxides from the entire oil and gas fuel cycle. The AQCC anticipates holding several rulemakings over the next several years to implement the requirements of SB 19-181, including a rulemaking to require continuous emission monitoring equipment at oil and gas facilities. In December 2019, the AQCC held the first of several rulemakings that are anticipated as a result of SB 19-181. As part of that rulemaking, the AQCC adopted significant additional and new emission control requirements applicable to oil and gas operations, including, for example, hydrocarbon liquids unloading control requirements and increased LDAR frequencies for facilities in certain proximity to occupied areas.

State-level rules applicable to PEDEVCO’s operations include regulations imposed by the Colorado Department of Public Health and Environment’s (“CDPHE”) Air Quality Control Commission, including stringent requirements relating to monitoring, recordkeeping and reporting matters. In October 2019, the CDPHE published a human health risk assessment for oil and gas operations in Colorado, which used oil and gas emission data to model possible human exposure and found a possibility of negative health impacts at distances up to 2,000 feet away under worst case conditions. In response, the COGCC announced that it will more rigorously scrutinize permit applications for wells within 2,000 feet of a building unit, work with CDPHE to obtain better site-specific data on oil and gas emissions, and consider the resulting data for possible future rulemaking.

Regulation of GHG Emissions

The EPA has published findings that emissions of carbon dioxide, methane and other greenhouse gases (“GHGs”) present an endangerment to public health and the environment because such emissions are, according to the EPA, contributing to warming of the earth’s atmosphere and other climatic changes. These findings provide the basis for the EPA to adopt and implement regulations that would restrict emissions of GHGs under existing provisions of the CAA. In June 2010, the EPA began regulating GHG emissions from stationary sources.

In the past, Congress has considered proposed legislation to reduce emissions of GHGs. To date, Congress has not adopted any such significant legislation, but could do so in the future. In addition, many states and regions have taken legal measures to reduce emissions of GHGs, primarily through the planned development of GHG emission inventories and/or regional GHG cap and trade programs. In February 2014, November 2017 and December 2019, Colorado adopted rules regulating methane emissions from the oil and gas sector.

The Obama administration reached an agreement during the December 2015 United Nations climate change conference in Paris pursuant to which the U.S. initially pledged to make a 26 percent to 28 percent reduction in its GHG emissions by 2025, against a 2005 baseline, and committed to periodically update this pledge every five years starting in 2020 (the “Paris Agreement”). In June 2017, President Trump announced that the U.S. would initiate the formal process to withdraw from the Paris Agreement. In November 2019, the U.S. formally notified the United Nations of its intentions to withdraw from the Paris Agreement. The notification begins a one-year process to complete the withdrawal.

Regulation of methane and other GHG emissions associated with oil and natural gas production could impose significant requirements and costs on PEDEVCO’s operations.

Regulation of Flowlines

In February 2018, the COGCC comprehensively amended its regulations for oil, gas and water flowlines in Colorado to expand requirements addressing flowline registration and safety, integrity management, leak detection and other matters. In November 2019, the COGCC further amended its flowline regulations pursuant to SB 19-181 to impose additional requirements regarding flowline mapping, operational status, certification and abandonment, among other things. The COGCC has also adopted or amended numerous other rules in recent years, including rules relating to safety, flood protection and spill reporting.

Hydraulic Fracturing Activities

Hydraulic fracturing is an important and common practice that is used to stimulate production of natural gas and/or oil from dense subsurface rock formations. PEDEVCO regularly uses hydraulic fracturing as part of its operations. Hydraulic fracturing involves the injection of water, sand or alternative proppant and chemicals under pressure into targeted geological formations to fracture the surrounding rock and stimulate production.  Hydraulic fracturing is typically regulated by state oil and natural gas commissions. However, several federal agencies have asserted regulatory authority over certain aspects of the process. For example, in December 2016, the EPA released its final report on the potential impacts of hydraulic fracturing on drinking water resources, concluding that “water cycle” activities associated with hydraulic fracturing may impact drinking water resources under certain circumstances. Additionally, the EPA published in June 2016 an effluent limitations guideline final rule pursuant to its authority under the SDWA prohibiting the discharge of wastewater from onshore unconventional oil and natural gas extraction facilities to publicly owned wastewater treatment plants; asserted regulatory authority in 2014 under the SDWA over hydraulic fracturing activities involving the use of diesel and issued guidance covering such activities; and issued in 2014 a prepublication of its Advance Notice of Proposed Rulemaking regarding Toxic Substances Control Act reporting of the chemical substances and mixtures used in hydraulic fracturing. Also, the BLM published a final rule in March 2015 establishing new or more stringent standards for performing hydraulic fracturing on federal and American Indian lands including well casing and wastewater storage requirements and an obligation for exploration and production operators to disclose what chemicals they are using in fracturing activities. However, following years of litigation, the BLM rescinded the rule in December 2017. Additionally, from time to time, legislation has been introduced, but not enacted, in Congress to provide for federal regulation of hydraulic fracturing and to require disclosure of the chemicals used in the fracturing process. In the event that a new, federal level of legal restrictions relating to the hydraulic fracturing process is adopted in areas where PEDEVCO operates, it may incur additional costs to comply with such federal requirements that may be significant in nature, and also could become subject to additional permitting requirements and experience added delays or curtailment in the pursuit of exploration, development, or production activities.

At the state level, Colorado, where PEDEVCO conducts significant operations, is among the states that has adopted, and other states are considering adopting, regulations that could impose new or more stringent permitting, disclosure or well-construction requirements on hydraulic fracturing operations. Moreover, states could elect to prohibit high volume hydraulic fracturing altogether, following the approach taken by the State of New York in 2015. Also, certain interest groups in Colorado opposed to oil and natural gas development generally, and hydraulic fracturing in particular, have from time to time advanced various options for ballot initiatives that, if approved, would allow revisions to the state constitution in a manner that would make such exploration and production activities in the state more difficult in the future. However, during the November 2016 voting process, one proposed amendment placed on the Colorado state ballot making it relatively more difficult to place an initiative on the state ballot was passed by the voters. As a result, there are more stringent procedures now in place for placing an initiative on a state ballot. In addition to state laws, local land use restrictions may restrict drilling or the hydraulic fracturing process and cities may adopt local ordinances allowing hydraulic fracturing activities within their jurisdictions but regulating the time, place and manner of those activities.

For example, on November 6, 2018, registered voters in the State of Colorado cast their ballots and rejected Proposition 112 (“Prop. 112”), with 55% of ballots cast against the measure. Prop. 112 would have created a rigid 2,500-foot setback from oil and gas facilities to the nearest occupied structure and other “vulnerable areas,” which included parks, ball fields, open space, streams, lakes and intermittent streams. It would have dramatically increased the amount of surface area off-limits to new energy development by 26 times and put 94% of private land in the top five oil and gas producing counties in the State of Colorado off-limits to new development. See further discussion in “Risk Factors—Risk Factors Relating to PEDEVCO.”

Passed in Colorado in 2019, SB 19-181, which gives local governmental authorities increased authority to regulate oil and gas development. The authors of the legislation were clear that SB 19-181 was not intended to allow an outright ban on oil and gas development. However, anti-industry activists in Longmont, Colorado, have argued in court that SB 19-181 permits a local governmental authority to impose such a ban. PEDEVCO primarily operates in the rural areas of the Wattenberg Field in Weld and Morgan Counties, jurisdictions in which there has historically been significant support for the oil and gas industry.

If new or more stringent federal, state or local legal restrictions relating to the hydraulic fracturing process are adopted in areas where PEDEVCO operates, including, for example, on federal and American Indian lands, PEDEVCO could incur potentially significant added costs to comply with such requirements, experience delays or curtailment in the pursuit of exploration, development or production activities, and perhaps even be precluded from drilling wells.

In the event that local or state restrictions or prohibitions are adopted in areas where PEDEVCO conducts operations, that impose more stringent limitations on the production and development of oil and natural gas, including, among other things, the development of increased setback distances, PEDEVCO and similarly situated oil and natural exploration and production operators in the state may incur significant costs to comply with such requirements or may experience delays or curtailment in the pursuit of exploration, development, or production activities, and possibly be limited or precluded in the drilling of wells or in the amounts that PEDEVCO and similarly situated operates are ultimately able to produce from its reserves. Any such increased costs, delays, cessations, restrictions or prohibitions could have a material adverse effect on PEDEVCO’s business, prospects, results of operations, financial condition, and liquidity. If new or more stringent federal, state or local legal restrictions relating to the hydraulic fracturing process are adopted in areas where PEDEVCO operates, including, for example, on federal and American Indian lands, PEDEVCO could incur potentially significant added cost to comply with such requirements, experience delays or curtailment in the pursuit of exploration, development or production activities, and perhaps even be precluded from drilling wells.

Moreover, because most of PEDEVCO’s operations are conducted in two particular areas, the Permian Basin in New Mexico and the D-J Basin in Colorado, legal restrictions imposed in that area will have a significantly greater adverse effect than if PEDEVCO had its operations spread out amongst several diverse geographic areas. Consequently, in the event that local or state restrictions or prohibitions are adopted in the Permian Basin in New Mexico and/or the D-J Basin in Colorado that impose more stringent limitations on the production and development of oil and natural gas, PEDEVCO may incur significant costs to comply with such requirements or may experience delays or curtailment in the pursuit of exploration, development, or production activities, and possibly be limited or precluded in the drilling of wells or in the amounts that PEDEVCO is ultimately able to produce from its reserves. Any such increased costs, delays, cessations, restrictions or prohibitions could have a material adverse effect on PEDEVCO’s business, prospects, results of operations, financial condition, and liquidity.

Activities on Federal Lands

Oil and natural gas exploration, development and production activities on federal lands, including American Indian lands and lands administered by the BLM, are subject to the National Environmental Policy Act (“NEPA”). NEPA requires federal agencies, including the BLM, to evaluate major agency actions having the potential to significantly impact the environment. In the course of such evaluations, an agency will prepare an Environmental Assessment that assesses the potential direct, indirect and cumulative impacts of a proposed project and, if necessary, will prepare a more detailed Environmental Impact Statement that may be made available for public review and comment. While PEDEVCO currently has no exploration, development and production activities on federal lands, its future exploration, development and production activities may include leasing of federal mineral interests, which will require the acquisition of governmental permits or authorizations that are subject to the requirements of NEPA. This process has the potential to delay or limit, or increase the cost of, the development of oil and natural gas projects. Authorizations that under NEPA review are also subject to protest, appeal or litigation, any or all of which may delay or halt projects. Moreover, depending on the mitigation strategies recommended in Environmental Assessments or Environmental Impact Statements, PEDEVCO could incur added costs, which may be substantial.

Endangered Species and Migratory Birds Considerations

The federal Endangered Species Act (“ESA”), and comparable state laws were established to protect endangered and threatened species. Pursuant to the ESA, if a species is listed as threatened or endangered, restrictions may be imposed on activities adversely affecting that species or that species’ habitat. Similar protections are offered to migrating birds under the Migratory Bird Treaty Act. PEDEVCO may conduct operations on oil and natural gas leases in areas where certain species that are listed as threatened or endangered are known to exist and where other species, such as the sage grouse, that potentially could be listed as threatened or endangered under the ESA may exist. Moreover, as a result of one or more agreements entered into by the U.S. Fish and Wildlife Service, the agency is required to make a determination on listing of numerous species as endangered or threatened under the ESA pursuant to specific timelines. The identification or designation of previously unprotected species as threatened or endangered in areas where underlying property operations are conducted could cause PEDEVCO to incur increased costs arising from species protection measures, time delays or limitations on its exploration and production activities that could have an adverse impact on its ability to develop and produce reserves. If PEDEVCO were to have a portion of its leases designated as critical or suitable habitat, it could adversely impact the value of its leases.

OSHA

PEDEVCO is subject to the requirements of the Occupational Safety and Health Administration (“OSHA”) and comparable state statutes whose purpose is to protect the health and safety of workers. In addition, the OSHA hazard communication standard, the Emergency Planning and Community Right-to-Know Act and comparable state statutes and any implementing regulations require that PEDEVCO organizes and/or discloses information about hazardous materials used or produced in its operations and that this information be provided to employees, state and local governmental authorities and citizens.

Private Lawsuits

Lawsuits have been filed against other operators in several states, including Colorado, alleging contamination of drinking water as a result of hydraulic fracturing activities.

Related Permits and Authorizations

Many environmental laws require PEDEVCO to obtain permits or other authorizations from state and/or federal agencies before initiating certain drilling, construction, production, operation, or other oil and natural gas activities, and to maintain these permits and compliance with their requirements for on-going operations. These permits are generally subject to protest, appeal, or litigation, which can in certain cases delay or halt projects and cease production or operation of wells, pipelines, and other operations.

PEDEVCO is not able to predict the timing, scope and effect of any currently proposed or future laws or regulations regarding hydraulic fracturing, but the direct and indirect costs of such laws and regulations (if enacted) could materially and adversely affect its business, financial conditions and results of operations. See further discussion in “Risk Factors—Risk Factors Relating to PEDEVCO.”

Insurance

PEDEVCO’s oil and gas properties are subject to hazards inherent in the oil and gas industry, such as accidents, blowouts, explosions, implosions, fires and oil spills. These conditions can cause:

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damage to or destruction of property, equipment and the environment;

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personal injury or loss of life; and

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suspension of operations.

PEDEVCO maintains insurance coverage that PEDEVCO believes to be customary in the industry against these types of hazards. However, PEDEVCO may not be able to maintain adequate insurance in the future at rates it considers reasonable. In addition, PEDEVCO’s insurance is subject to coverage limits and some policies exclude coverage for damages resulting from environmental contamination. The occurrence of a significant event or adverse claim in excess of the insurance coverage that PEDEVCO maintains or that is not covered by insurance could have a material adverse effect on its financial condition and results of operations.

Employees

At September 30, 2020, PEDEVCO employed 15 people and also utilizes the services of independent contractors to perform various field and other services. PEDEVCO’s future success will depend partially on its ability to attract, retain and motivate qualified personnel. PEDEVCO is not a party to any collective bargaining agreements and have not experienced any strikes or work stoppages. PEDEVCO considers its relations with its employees to be satisfactory.

Description of Property

The information regarding the Company’s oil and gas properties is included in "Information about PEDEVCO—Description of Business—Oil and Gas Properties”, above and incorporated in this Description of Property by reference.

Office Leases

In June 2018, the Company assumed the lease for its corporate office space located in Houston, Texas from American Resources, Inc., an entity beneficially owned and controlled by Ivar Siem, a director of the Company, and J. Douglas Schick, the Company’s President. The term of the lease ended on August 31, 2019.

Effective September 1, 2019, the Company moved its corporate headquarters from 1250 Wood Branch Park Dr., Suite 400, Houston, Texas 77079 to 575 N. Dairy Ashford, Energy Center II, Suite 210, Houston, Texas 77079 in connection with the expiration of its former office space lease. The Company entered into a sublease on approximately 5,200 square feet of office space that expires on August 31, 2023, and has a base monthly rent of approximately $10,000 with the first month rent due beginning on January 1, 2020. The Company paid a security deposit of $9,600.

On November 1, 2019, the Company subleased approximately 300 square feet of office space at its current headquarters to SK Energy, which is owned and controlled by Dr. Kukes, our Chief Executive Officer and a member of the Board of Directors. The lease renews on a monthly basis, may be terminated by either party at any time upon prior written notice delivered to the other party, and has a monthly base rent of $1,200.

The Company also leased space for its former corporate headquarters in Danville, California that was scheduled to expire on July 31, 2019, but was terminated in January 2019, without penalty or other amounts due. In February 2019, the Company entered into a six-month lease agreement for 187 square feet of new office space located in Danville, California for the Company’s General Counsel. The monthly rent is $1,200, and the Company paid a $1,200 security deposit. In August 2019, the lease was extended for an additional six months on the same terms. The lease was subsequently extended for an additional six months in February 2020 at the same rate, expiring at the end of August 2020. The total current obligation for the remainder of this lease through July 2020 is $8,400.

For the year ended December 31, 2019 and 2018, the Company incurred lease expense of $139,000 and $98,000, respectively, for the combined leases.

Legal Proceedings

From time to time, PEDEVCO may become party to litigation or other legal proceedings that it considers to be a part of the ordinary course of business. PEDEVCO is not currently involved in any legal proceedings that it believes could reasonably be expected to have a material adverse effect on its business, prospects, financial condition or results of operations. PEDEVCO may become involved in material legal proceedings in the future.

Management’s Discussion and Analysis of Financial Information and Results of Operations

The following is management’s discussion and analysis of the significant factors that affected PEDEVCO’s financial position and results of operations during the periods included in the accompanying consolidated financial statements.

General Overview

PEDEVCO is an oil and gas company focused on the acquisition and development of oil and natural gas assets where the latest in modern drilling and completion techniques and technologies have yet to be applied. In particular, PEDEVCO focuses on legacy proven properties where there is a long production history, well defined geology and existing infrastructure that can be leveraged when applying modern field management technologies. PEDEVCO’s current properties are located in the San Andres formation of the Permian Basin situated in West Texas and eastern New Mexico and in the Denver-Julesberg Basin in Colorado. As of September 30, 2020, PEDEVCO held 37,069 net Permian Basin acres located in Chaves and Roosevelt Counties, New Mexico, through its wholly-owned operating subsidiary, PEDCO, which is referred to as PEDEVCO’s Permian Basin Asset, and approximately 11,948 net D-J Basin acres located in Weld and Morgan Counties, Colorado, through its wholly-owned operating subsidiary, Red Hawk, which asset is referred to as the D-J Basin Asset. As of September 30, 2020, PEDEVCO held interests in 378 gross (298 net) wells in its Permian Basin Asset, of which 26 were active producers, 13 were active injectors and two wells were active Saltwater Disposal Wells (“SWDs”), all of which are held by PEDCO and operated by its wholly-owned operating subsidiaries, and interests in 75 gross (21.9 net) wells in its D-J Basin Asset, of which 18 gross (16.2 net) wells are operated by Red Hawk and were producing, 36 gross (5.6 net) wells are non-operated, and 21 wells have an after-payout interest.

As a result of the recent COVID-19 outbreak, and the recent sharp decline in oil prices which occurred partially as a result of the decreased demand for oil caused by such outbreak and the actions taken globally to stop the spread of such virus, in mid-April 2020, PEDEVCO temporarily shut-in all of its operated producing wells in its Permian Basin Asset and D-J Basin Asset to preserve PEDEVCO’s oil and gas reserves for production during a more favorable oil price environment, noting that most of PEDEVCO’s acreage is held by production with no drilling obligations, which provides PEDEVCO with flexibility to hold back on production and development during periods of low oil and gas prices. Following the partial recovery in oil prices, commencing in early June 2020, PEDEVCO resumed full production from its operated wells in the Permian Basin and the D-J Basin that PEDEVCO shut-in in mid-April 2020, and is now working to complete several carryover projects from 2019’s Phase II Permian Basin Asset development plan which it had put on hold due to the COVID-19 outbreak. PEDEVCO will continue to monitor oil prices with a view to reactivating all of its shut-in production and fully completing its 2019 carryover development plan.

How PEDEVCO Conducts Its Business and Evaluates Its Operations

PEDEVCO’s use of capital for acquisitions and development allows it to direct its capital resources to what it believes to be the most attractive opportunities as market conditions evolve. PEDEVCO has historically acquired properties that it believes had significant appreciation potential. PEDEVCO intends to continue to acquire both operated and non-operated properties to the extent it believes they meet its return objectives.

PEDEVCO will use a variety of financial and operational metrics to assess the performance of its oil and natural gas operations, including:

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production volumes;

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realized prices on the sale of oil and natural gas, including the effects of PEDEVCO’s commodity derivative contracts;

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oil and natural gas production and operating expenses;

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capital expenditures;

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general and administrative expenses;

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net cash provided by operating activities; and

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net income.

Reserves

PEDEVCO’s estimated net proved crude oil and natural gas reserves at December 31, 2019 and 2018 were approximately 14.0 million Boe and 12.4 million Boe, respectively. This reserve level increased approximately 1.6 million Boe or 13%, from 2018 to 2019. In 2019, PEDEVCO had an increase in reserves primarily due to the drilling and completion of nine new productive wells in the Permian Basin, as well as PEDEVCO’S participation (non-operated working interest), in 11 productive wells in the DJ-Basin.

Using the average monthly crude oil price of $55.69 per Bbl and natural gas price of $2.58 per thousand cubic feet (Mcf) for the twelve months ended December 31, 2019, PEDEVCO’S estimated discounted future net cash flow (PV-10) before tax expenses for its proved reserves was approximately $122.7 million, of which approximately $82.8 million are proved undeveloped reserves. Total reserve value at December 31, 2019 represents a decrease of approximately $58.6 million or 32% from a year earlier using the same SEC pricing and reserves methodology. The decrease can be attributed to a $69.1 million reduction due to changes in commodity prices, coupled with a $21.5 million reduction due to increases in capital costs for proved undeveloped reserves and operating expenses, offset by a $32.0 million increase in proved developed reserves from PEDEVCO’s drilling and completion activity during the period which is noted above.

The reserves as of December 31, 2019 were determined in accordance with standard industry practices and SEC regulations by the licensed independent petroleum engineering firm of Cawley, Gillespie & Associates, Inc. A large portion of the proved undeveloped crude oil reserves are associated with the Permian Basin formation. Although these hydrocarbon quantities have been determined in accordance with industry standards, they are prepared using the subjective judgments of the independent engineers and may actually be more or less.

Oil and Natural Gas Sales Volumes

During the year ended December 31, 2019, PEDEVCO’s net crude oil, natural gas and NGLs sales volumes increased to 266,070 Bbls or 729 Bopd from 92,985 Bbls, or 255 Bopd, a 186% increase over the previous fiscal year. The production increase is primarily related to PEDEVCO’s acquisition of oil and gas properties in third quarter of 2018, which in turn increased production for 2019, and the drilling and completion of five new productive wells, four of which began production in the first quarter of 2019, in the Permian Basin, as well as PEDEVCO’s participation (non-operated working interest) in 11 productive wells in the DJ-Basin.

Although PEDEVCO shut-in all of its operated wells for 42 days during the 2020 period as a result of the severe reduction in pricing from the decreased demand in oil and gas related to the COVID-19 outbreak, production during the six months ended June 30, 2020 increased compared to the prior six-month period primarily from five new productive wells in its Permian Basin Asset, as well as PEDEVCO’s participation (non-operated working interest) in the drilling and completion of 11 productive wells in its D-J Basin Asset, which occurred in the latter part of the 2019 fiscal year and are now being realized. However, the 31% increase in production was not able to overcome the significant price declines.

Significant Capital Expenditures

The table below sets out the significant components of capital expenditures for the year ended December 31, 2019 (in thousands):

2019
Capital Expenditures
Leasehold Acquisitions(1)	$468
Property Acquisitions (1)	652
Drilling and Facilities(2)	41,810
Total	$42,930
___________

(1)
Consists of amounts related to the acquisition of certain oil and gas properties during 2019 (discussed in greater detail at “Note 6 - Oil and Gas Properties” in the notes to the audited consolidated financial statements of PEDEVCO included in this Information Statement.

(2)
Consists of amounts primarily related to the drilling and completion of nine wells in the Permian and PEDEVCO’s participation in the drilling and completion of 11 wells in the DJ-Basin by a third-party operator.

The table below sets out the significant components of capital expenditures for the six months ended June 30, 2020 (in thousands):

Capital Expenditures	June 30, 2020
Leasehold Acquisitions	$73
Drilling and Facilities	5,329
Total(1)	$5,402
___________

(1)
See “Note 6 - Oil and Gas Properties” in the notes to the unaudited consolidated financial statements of PEDEVCO included in this Information Statement.

Market Conditions and Commodity Prices

PEDEVCO’s financial results depend on many factors, particularly the price of natural gas and crude oil and its ability to market its production on economically attractive terms. Commodity prices are affected by many factors outside of PEDEVCO’s control, including changes in market supply and demand, which are impacted by weather conditions, inventory storage levels, basis differentials and other factors. As a result, PEDEVCO cannot accurately predict future commodity prices and, therefore, PEDEVCO cannot determine with any degree of certainty what effect increases or decreases in these prices will have on its production volumes or revenues. In addition to production volumes and commodity prices, finding and developing sufficient amounts of natural gas and crude oil reserves at economical costs are critical to its long-term success. PEDEVCO expect prices to remain volatile for the remainder of the year. For information about the impact of realized commodity prices on PEDEVCO’s natural gas and crude oil and condensate revenues, refer to “Results of Operations” below.

Results of Operations and Financial Condition

The following discussion and analysis of the results of operations for the years ended December 31, 2018 and 2019 should be read in conjunction with PEDEVCO’s audited consolidated financial statements and the notes thereto included in this Information Statement. The following discussion and analysis of the results of operations for the three and six-month periods ended June 30, 2020 and 2019, should be read in conjunction with PEDEVCO’s unaudited consolidated financial statements and notes thereto included in this Information Statement. The majority of the numbers presented below are rounded numbers and should be considered as approximate.

Results for the Years Ended December 31, 2019 and 2018

PEDEVCO reported a net loss for the year ended December 31, 2019 of $11.1 million, or ($0.22) per share, compared to net income for the year ended December 31, 2018 of $53.6 million or $4.80 per share. The decrease in net income of $64.7 million was primarily due to the recognition of a one-time $70.3 million gain on debt restructuring in June 2018. Excluding this significant non-recurring transaction, PEDEVCO’s net loss decreased by $5.6 million, due to a reduction in interest expense incurred of $6.9 million, as a result of its 2018 debt restructuring, coupled with $8.4 million in additional revenue and a $1.0 million gain on asset sale, offset by a $0.5 million loss on the settlement of Asset Retirement Obligations (“ARO”) and additional operating expenses of $10.2 million, from PEDEVCO’s production increases, as well as the hiring of additional staff and consultants, when comparing the current period to the prior period.

Net Revenues

The following table sets forth the revenue and production data for the years ended December 31, 2019 and 2018:

	2019	2018	Increase (Decrease)	% Increase (Decrease)
Sale Volumes:
Crude Oil (Bbls)	234,378	70,395	163,983	233%
Natural Gas (Mcf)	153,251	89,769	63,482	71%
NGL (Bbls)	6,150	7,629	(1,479)	(19%)
Total (Boe)	266,070	92,985	173,085	186%

Crude Oil (Bbls per day)	642	193	449	233%
Natural Gas (Mcf per day)	420	246	174	71%
NGL (Bbls per day)	17	21	(4)	(19%)
Total (Boe per day)	729	255	474	186%

Average Sale Price:
Crude Oil ($/Bbl)	$53.41	$59.00	$(5.59)	(9%)
Natural Gas($/Mcf)	2.43	2.56	(0.13)	(5%)
NGL ($/Bbl)	13.28	18.32	(5.04)	(28%)

Net Operating Revenues (In thousands):
Crude Oil	$12,518	$4,153	$8,365	201%
Natural Gas	372	230	142	62%
NGL	82	140	(58)	(41%)
Total Revenues	$12,972	$4,523	$8,449	187%
___________

(1)
Assumes 6 Mcf of natural gas equivalents to 1 barrel of oil.

Total crude oil and natural gas revenues for the year ended December 31, 2019 increased $8.5 million, or 187%, to $13.0 million, compared to $4.5 million for the same period a year ago due primarily to a favorable crude oil volume variance of $8.9 million, offset by an unfavorable crude oil price variance of $0.4 million. Production increases are primarily from PEDEVCO drilling and completing five productive wells in its Permian Basin, as well as its participation (non-operated working interest) in the drilling and completion of 11 productive wells in its DJ-Basin and additional workover activities during the period.

Net Operating and Other (Income) Expenses

The following table sets forth operating and other expenses for the years ended December 31, 2019 and 2018 (In thousands):

	2019	2018	Increase (Decrease)	% Increase (Decrease)
Direct Lease Operating Expenses	$4,077	$1,839	$2,238	122%
Workovers	1,421	695	726	104%
Other*	1,319	287	1,032	360%
Total Lease Operating Expenses	6,817	2,821	3,996	142%

Exploration Expenses	110	47	63	134%
Depreciation, Depletion, Amortization and Accretion	11,031	6,519	4,512	69%
Loss on settlement of ARO	496	—	496	100%

General and Administrative (Cash)	$4,228	$3,278	$950	29%
Share-Based Compensation (Non-Cash)	1,557	862	695	81%
Total General and Administrative Expense	5,785	4,140	1,645	40%

Gain on Sale of Oil and Gas Properties	$1,040	$—	$1,040	100%

Interest Expense	$824	$7,699	$(6,875)	(89%)
Interest Income	$55	$1	$54	5,400%
Gain on Debt Extinguishment	$—	$70,309	$(70,309)	(100%)
Other Expense	$106	$—	$106	100%
___________

*
Includes severance, ad valorem taxes and marketing costs.

Lease Operating Expenses. The increase of $4.0 million in lease operating expenses was primarily due to $0.7 million in increased workover expenses coupled with higher direct and variable lease operating expenses associated with the higher oil volume resulting from the increased number of wells and increased oil production during the current year’s period, compared to the prior year’s period, due to the Permian Basin Asset acquisition in September 2018, as well as production from PEDEVCO’s completed wells in 2019.

Exploration Expense.  There was a minimal change in exploration expenses for 2019 compared to 2018, as there was a minimal increase in exploration activity undertaken by PEDEVCO in the current year’s period compared to the prior year’s period.

Depreciation, Depletion, Amortization and Accretion. The $4.5 million increase in depreciation, depletion, amortization and accretion was primarily the result of higher oil volume resulting from the increased number of wells and increased oil production from PEDEVCO’s four new producing wells during the current year’s period, compared to the prior year’s period.

Loss on Settlement of ARO. During 2019, PEDEVCO incurred a $0.5 million loss on the plugging and abandonment of seven wells located in the Permian Asset. PEDEVCO experienced unforeseen fishing and cleanout costs, in addition to a lack of available service providers, which resulted in additional premium charges.

General and Administrative Expenses (excluding share-based compensation). The increase of $1.0 million in general and administrative expenses (excluding share-based compensation) was primarily due to increases in payroll, as well as other cost increases, resulting from the hiring of additional personnel and consultants during the current year’s period, compared to the prior year’s period.

Share-Based Compensation. Share-based compensation, which is included in general and administrative expenses in the Statements of Operations, increased by $0.7 million primarily due to an increase in the awarding of employee stock-based options and compensation. Share-based compensation is utilized for the purpose of conserving cash resources for use in field development activities and operations.

Gain on Sale of Oil and Gas Properties.  PEDEVCO sold rights to 85.5 net acres and acquired 121 net acres of oil and gas leases located in Weld County, Colorado, to a third party during 2019, for aggregate proceeds of $1.2 million and recognized a gain on sale of oil and gas properties of $1.0 million.

Interest Expense.  The decrease of $6.9 million in interest expense was due primarily to the conversion of all of PEDEVCO’s outstanding debt in the first quarter of 2019, coupled with PEDEVCO’s June 2018 debt restructuring, noted above, when comparing the current period to the prior period.

Gain on Debt Extinguishment. During 2018, PEDEVCO recognized a one-time gain of $70.3 million on PEDEVCO’s debt restructuring, which occurred in June 2018.

Interest Income and Other Expense. Includes interest earned from PEDEVCO’s interest-bearing cash accounts, and the write-off of a $0.1 million third party option related to the option to acquire shares of Caspian Energy, described in greater detail under “Note 7 – Other Current Assets” in the notes to PEDEVCO audited consolidated financial statements included in this Information Statement.

Three Months Ended June 30, 2020 vs. Three Months Ended June 30, 2019

PEDEVCO reported a net loss for the three-month period ended June 30, 2020 of $2.7 million, or ($0.04) per share, compared to a net loss for the three-month period ended June 30, 2019 of $2.5 million or ($0.05) per share. The increase in net loss of $0.2 million was due to a decrease in production as PEDEVCO had shut-in all of its operated producing wells in the Permian Basin Asset and D-J Basin Asset in late April 2020, as a result of the COVID-19 outbreak, and the sharp decline in oil prices which occurred partially as a result of the decreased demand for oil caused by such outbreak. In early June 2020, as prices began to partially recover, PEDEVCO resumed full production from its previously producing operated wells. In total, PEDEVCO shut-in all its operated wells for a period of 42 days during the three months ended June 30, 2020.

Net Revenues

The following table sets forth the revenue and production data for the three months ended June 30, 2020 and 2019:

	Three Months Ended June 30,		Increase	% Increase
	2020	2019	(Decrease)	(Decrease)
Sale Volumes:
Crude Oil (Bbls)	35,889	71,443	(35,554)	(50%)
Natural Gas (Mcf)	44,500	13,792	30,708	223%
NGL (Bbls)	3,224	478	2,746	574%
Total (Boe)(1)	46,530	74,220	(27,690)	(37%)

Crude Oil (Bbls per day)	394	785	(391)	(50%)
Natural Gas (Mcf per day)	489	152	337	222%
NGL (Bbls per day)	35	5	30	600%
Total (Boe per day)(1)	511	816	(305)	(37%)

Average Sale Price:
Crude Oil ($/Bbl)	$16.85	$56.50	$(39.65)	(70%)
Natural Gas ($/Mcf)	0.93	1.85	(0.92)	(50%)
NGL ($/Bbl)	3.20	16.07	(12.87)	(80%)

Net Operating Revenues (in thousands):
Crude Oil	$605	$4,037	$(3,432)	(85%)
Natural Gas	41	26	15	58%
NGL	10	7	3	43%
Total Revenues	$656	$4,070	$(3,414)	(84%)
___________

(1)
Assumes 6 Mcf of natural gas equivalents to 1 barrel of oil.

Total crude oil and natural gas revenues for the three-month period ended June 30, 2020 decreased $3.4 million, or 84%, to $0.7 million, compared to $4.1 million for the same period a year ago, due to an unfavorable price variance of $2.8 million, coupled with an unfavorable volume variance of $0.6 million. As noted above, PEDEVCO shut-in all of its operated wells for 42 days during the 2020 period due to the severe reduction in pricing, coupled with significantly widened differentials from the decreased demand related to the COVID-19 outbreak.

Operating Expenses and Other Income (Expense)

The following table summarizes PEDEVCO’s production costs and operating expenses for the three months ended June 30, 2020 and 2019 (in thousands):

	Three Months Ended June 30,		Increase	% Increase
	2020	2019	(Decrease)	(Decrease)
Direct Lease Operating Expenses	$650	$1,123	$(473)	(42%)
Workovers	(29)	595	(624)	(105%)
Gain on settlement of ARO	(19)	—	(19)	100%
Other*	148	377	(229)	(61%)
Total Lease Operating Expenses	750	2,095	(1,345)	(64%)

Exploration Expenses	—	13	(13)	(100%)
Depreciation, Depletion, Amortization and Accretion	1,912	2,784	(872)	(31%)

General and Administrative (Cash)	$703	$1,246	$(543)	(44%)
Share-Based Compensation (Non-Cash)	719	398	321	81%
Total General and Administrative Expense	1,422	1,644	(222)	(14%)

Interest Income	$8	$9	$(1)	(11%)
Other Income (Expense)	$679	$(3)	$682	22,733%
___________

*
Includes severance, ad valorem taxes and marketing costs

Lease Operating Expenses. The decrease of $1.3 million was primarily due to the shut-in all of its operated wells for 42 days during the 2020 period related to the severe reduction in pricing from the decreased demand related to the COVID-19 outbreak. Additionally, there were cost adjustments related to workovers and a gain on the settlement of an asset retirement obligations (“ARO”) liability when comparing the prior period to the current period.

Exploration Expense.  There was minimal change in exploration activity undertaken by PEDEVCO in the current year’s period compared to the prior year’s period, with PEDEVCO conducting no exploration activities in the 2020 period as PEDEVCO sought to conserve its operating cash in response to falling oil and gas prices resulting from decreased demand due to the COVID-19 pandemic.

Depreciation, Depletion, Amortization and Accretion. As noted above, the $0.9 million decrease was primarily the result of lower oil volumes related to the production decreases from all of its operated wells being shut-in over a 42-day period during the 2020 period.

General and Administrative Expenses (“G&A”) (excluding share-based compensation). The decrease of $0.5 million in general and administrative expenses (excluding share-based compensation) was primarily due to decreases in payroll, as well as other cost decreases, resulting from a 20% reduction in salary for all of PEDEVCO’s salaried employees and officers implemented on April 1, 2020, which was put in place in order to reduce costs at the time that oil and gas prices were falling as a result of decreased demand due to the COVID-19 pandemic, and a reduction of non-essential contractors.

Share-Based Compensation. Share-based compensation, which is included in general and administrative expenses in the Statements of Operations, increased by $0.3 million primarily due to an increase in the awarding of employee share-based options and restricted shares as compensation during the 2020 period. Share-based compensation is utilized for the purpose of conserving cash resources for use in field development activities and operations.

Interest Income and Other Income (Expense). Includes interest earned from PEDEVCO’s interest-bearing cash accounts, and represented the settlement of accounts payables of $0.6 million and the settlement of a dated $88,000 accounts receivable for the 2020 period.

Six Months Ended June 30, 2020 vs. Six Months Ended June 30, 2019

PEDEVCO reported a net loss for the six-month period ended June 30, 2020 of $7.0 million, or ($0.10) per share, compared to a net loss for the six-month period ended June 30, 2019 of $5.5 million or ($0.14) per share. The increase in net loss of $1.5 million was primarily due to a decrease in revenue of $2.2 million when comparing the current period to the prior period as result of the of the COVID-19 outbreak, and its decision to shut-in its wells during the 2020 period, as noted above, resulting in lower production and pricing, offset by $0.7 million in other income items related to accounts receivable and payable settlements.

Net Revenues

The following table sets forth the revenue and production data for the six months ended June 30, 2020 and 2019:

	Six Months Ended June 30,		Increase	% Increase
	2020	2019	(Decrease)	(Decrease)
Sale Volumes:
Crude Oil (Bbls)	118,381	101,650	16,731	16%
Natural Gas (Mcf)	105,366	37,756	67,610	179%
NGL (Bbls)	7,103	1,389	5,714	411%
Total (Boe)(1)	143,045	109,332	33,713	31%

Crude Oil (Bbls per day)	650	562	88	16%
Natural Gas (Mcf per day)	579	209	370	177%
NGL (Bbls per day)	39	8	31	388%
Total (Boe per day)(1)	786	605	181	30%

Average Sale Price:
Crude Oil ($/Bbl)	$27.93	$54.00	$(26.07)	(48%)
Natural Gas ($/Mcf)	1.24	3.57	(2.33)	(65%)
NGL ($/Bbl)	7.09	9.44	(2.35)	(25%)

Net Operating Revenues (in thousands):
Crude Oil	$3,307	$5,490	$(2,183)	(40%)
Natural Gas	131	135	(4)	(3%)
NGL	50	13	37	285%
Total Revenues	$3,488	$5,638	$(2,150)	(38%)
___________

(1)
Assumes 6 Mcf of natural gas equivalents to 1 barrel of oil.

Total crude oil and natural gas revenues for the six-month period ended June 30, 2020 decreased $2.1 million, or 38%, to $3.5 million, compared to $5.6 million for the same period a year ago, due primarily to an unfavorable price variance of $2.7 million, partially offset by a favorable volume variance of $0.6 million. Although PEDEVCO shut-in all of its operated wells for 42 days during the 2020 period as a result of the severe reduction in pricing from the decreased demand in oil and gas related to the COVID-19 outbreak, production amounts did increase overall in the current six-month period compared to the prior six-month period primarily from five new productive wells in the Permian Basin Asset, as well as PEDEVCO’s participation (non-operated working interest) in the drilling and completion of 11 productive wells in the D-J Basin Asset, which occurred in the latter part of the 2019 fiscal year and are now being realized in the current period. However, the 31% increase in production was not able to overcome the significant price declines.

Operating Expenses and Other Income (Expense)

The following table summarizes PEDEVCO’s production costs and operating expenses for the periods indicated (in thousands):

	Six Months Ended June 30,		Increase	% Increase
	2020	2019	(Decrease)	(Decrease)
Direct Lease Operating Expenses	$1,739	$1,894	$(155)	(8%)
Workovers	137	681	(544)	(80%)
Gain on settlement of ARO	(19)	—	(19)	100%
Other*	415	490	(75)	(15%)
Total Lease Operating Expenses	2,272	3,065	(793)	(26%)

Exploration Expenses	30	23	7	30%
Depreciation, Depletion,
Amortization and Accretion	5,349	5,033	316	6%

General and Administrative (Cash)	$1,973	$2,275	$(302)	(13%)
Share-Based Compensation (Non-Cash)	1,572	697	875	126%
Total General and Administrative Expense	3,545	2,972	573	19%

Gain on sale of oil and gas properties	$—	$920	$(920)	(100%)
Interest Expense	$—	$826	$(826)	(100%)
Interest Income	$32	$9	$23	256%
Other Income (Expense)	$678	$(103)	$781	(758%)
___________

*
Includes severance, ad valorem taxes and marketing costs

Lease Operating Expenses. The decrease of $0.8 million was due to the shut-in all of PEDEVCO’s operated wells for 42 days during the 2020 period related to the severe reduction in pricing from the decreased demand related to the COVID-19 outbreak. Additionally, direct operating lease expenses decreased relative to the overall production increase due to the existing infrastructure and tank batteries already in place for the recently completed wells in in the Permian Basin Asset and from PEDEVCO’s participation in the completion of wells in the D-J Basin Asset by outside operators in the latter part of 2019. Additional workover activities were also down during the 2020 period due to the economic downturn.

Exploration Expense.  There was minimal change in exploration activity undertaken by PEDEVCO in the current year’s period compared to the prior year’s period.

Depreciation, Depletion, Amortization and Accretion. The $0.3 million increase was primarily the result of higher oil volume from the increased number of wells and increased oil production from PEDEVCO new producing wells during the current year’s period, compared to the prior year’s period.

General and Administrative Expenses (excluding share-based compensation). The decrease of $0.3 million in general and administrative expenses (excluding share-based compensation) was primarily due to decreases in payroll, as well as other cost decreases, in the 2020 period, resulting from a 20% reduction in salary for all of PEDEVCO’s salaried employees and officers implemented on April 1, 2020, and a reduction of non-essential contractors.

Share-Based Compensation. Share-based compensation, which is included in general and administrative expenses in the Statements of Operations, increased by $0.9 million primarily due to an increase in the awarding of employee share-based options and restricted shares as compensation during the 2020 period. Share-based compensation is utilized for the purpose of conserving cash resources for use in field development activities and operations.

Gain on Sale of Oil and Gas Properties.  In the prior period, PEDEVCO sold rights to 85.5 net acres of oil and gas leases located in Weld County, Colorado, to a third party, for aggregate proceeds of $1.2 million and recognized a gain on sale of oil and gas properties of $0.9 million.

Interest Expense.  The decrease of $0.8 million was due primarily to PEDEVCO having no debt in the current period, compared to the prior year’s period.

Interest Income and Other Income (Expense). Includes interest earned from PEDEVCO’s interest-bearing cash accounts, and for the 2020 period includes the settlement of accounts payables for $0.6 million and the settlement of a dated $88,000 accounts receivable, compared to the prior period which included the write-off of a $0.1 million third party option related to an option to acquire shares of Caspian Energy, which expired unexercised.

Liquidity and Capital Resources

The primary sources of cash for PEDEVCO during the year ended December 31, 2019 were funds borrowed pursuant to convertible promissory notes (which were subsequently converted into PEDEVCO Common Stock) and the sale of restricted PEDEVCO Common Stock, which funds primarily came from SK Energy, which is owned and controlled by Dr. Kukes, PEDEVCO’s Chief Executive Officer and a member of the PEDEVCO Board, and Mr. Viktor Tkachev, an unrelated investor who purchased $12.0 million of restricted PEDEVCO Common Stock, and sales of crude oil and natural gas. The primary uses of cash were funds used for development costs and operations.

The primary sources of cash for PEDEVCO during the six-month period ended June 30, 2020 were from the sales of crude oil and natural gas and funds provided by its entry into a PPP loan (see “Note 7 – PPP Loan” in the notes to PEDEVCO’s unaudited consolidated financial statements included in this Information Statement). The primary uses of cash were funds used for development costs and operations. To help conserve its operating cash, effective April 1, 2020, PEDEVCO implemented a 20% reduction in salary for all of its salaried employees and officers, to continue until the oil markets have recovered to acceptable levels, which PEDEVCO has determined has not occurred to date.

Impact of COVID-19

In December 2019, a novel strain of coronavirus, which causes the infectious disease known as COVID-19, was reported in Wuhan, China. The World Health Organization declared COVID-19 a “Public Health Emergency of International Concern” on January 30, 2020 and a global pandemic on March 11, 2020. COVID-19 has, since the early part of 2020, reduced worldwide economic activity. Due to COVID-19 PEDEVCO or its employees, suppliers, and other partners may be prevented from conducting business activities at full capacity for an indefinite period of time, including due to spread of the disease within these groups or due to shutdowns that may be requested or mandated by governmental authorities. While it is not possible at this time to estimate the full impact that COVID-19 will have on PEDEVCO’s business, the continued spread of COVID-19 and the measures taken by the governments of countries affected and in which PEDEVCO operates has disrupted, and may continue to disrupt, the operation of PEDEVCO’s business for a prolonged period of time. The COVID-19 outbreak and mitigation measures has also had an adverse impact on global economic conditions, as well as an adverse effect on PEDEVCO’s business and financial condition, and may continue to have an adverse effect on PEDEVCO, including on its potential to conduct financings on terms acceptable to PEDEVCO, if at all. In addition, PEDEVCO has taken temporary precautionary measures intended to help minimize the risk of the virus to its employees, vendors and guests, including limiting the number of occupants at PEDEVCO’s Houston headquarters and requiring all others to work remotely, and discouraging employee attendance at in-person work-related meetings, which could negatively affect PEDEVCO’s business. The extent to which the COVID-19 outbreak will continue to impact PEDEVCO’s results will depend on future developments that are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of the virus, the availability and efficacy of vaccines, and the actions to contain its impact. However, any further decrease in the price of oil, or the demand for oil and gas, will likely have a negative impact on PEDEVCO’s results of operations and cash flows.

As discussed above, PEDEVCO shut-in its operated production from mid-April through early June 2020, which directly contributed to a decrease in production volumes from 96,515 Boe for the three months ended March 31, 2020 to 46,530 Boe for the three months ended June 30, 2020, representing a decrease of 52%. Similarly, PEDEVCO’s crude oil, natural gas and NGLs sales revenues decreased from $2,832,000 for the three months ended March 31, 2020 to $656,000 for the three months ended June 30, 2020, representing a decrease of 77%, largely due to PEDEVCO’s decreased production, as well as decreases in NYMEX pricing and significantly widened differentials, largely due to the global COVID-19 pandemic, and the sharp decline in the demand for, and price of, oil and gas, in connection therewith.

In response to the effects of COVID-19, PEDEVCO has adopted policies, procedures and practices both in its Houston office headquarters and across its field operations to protect its employees, contractors and guests from COVID-19, including the adoption of a COVID-19 Response Plan, implementation of contractor questionnaires to assess COVID-19 risk and exposure prior to entering PEDEVCO facility or worksite, adopting best practices, guidelines and protocols recommended by the Centers for Disease Control (the “CDC”) and the Office of the Texas Governor for the prevention of exposure and spread of COVID-19, and instituting weekly management calls discussing PEDEVCO’s ongoing response to the COVID-19 pandemic and effectiveness thereof. Consistent with the Office of the Texas Governor’s executive orders, PEDEVCO has limited occupancy at PEDEVCO’s Houston headquarters; however, given PEDEVCO’s robust online systems and workflow practices and procedures, PEDEVCO has not experienced any material challenges or reductions in efficiency or effectiveness of its office-based workforce, while its field personnel continue to attend to their daily field operations uninterrupted, while mindful of social distancing and other preventative measures and safeguards recommended by the CDC.

Further, to help conserve its operating cash, in April 2020 PEDEVCO initiated significant G&A cost-reduction measures, including reducing all employee and officer salaries by 20%, until market conditions significantly improve, cutting all discretionary spending, undertaking additional actions resulting in a nearly 20% cash G&A reduction in the second quarter of 2020, from PEDEVCO’s original G&A budget, and negotiating reductions of approximately $1 million in vendor accounts payable, with further meaningful discounts going forward. Additionally, PEDEVCO has taken cost-reduction measures anticipated to reduce lease operating expenses (“LOE”) by over 25% in 2020. PEDEVCO plans to pause its planned 2020 development plan, with the only anticipated significant capital expenditures remaining in 2020 being those related to (i) 2019 carryover capital commitments to complete an SWD and the cost to put on production three new wells previously drilled on the Permian Basin Asset in the coming months, for an aggregate estimated expense of $950,000, and (ii) approximately $1 million earmarked for participation in non-operated D-J Basin Asset development projects, representing a reduction to its originally projected 2020 development plan budget from $14.5 million, to approximately $7 million (of which PEDEVCO have deployed $5 million in 2020 to date).  This revised 2020 development plan is based upon PEDEVCO’s current outlook for the remainder of the year and is subject to further revision due to the significant volatility in market conditions and historically high levels of uncertainty affecting the oil and gas exploration sector. PEDEVCO will further revise its development plans as necessary to react to market conditions in the best interest of its shareholders, while prioritizing its financial strength and liquidity.

Working Capital

At December 31, 2019, PEDEVCO’s total current assets of $27.1 million exceeded its total current liabilities of $15.2 million, resulting in a working capital surplus of $11.9 million, which included a reclassification of $3.3 million of restricted cash from current to other assets, as it was determined that the restricted cash, which is used as collateral for surety bonds in PEDEVCO’s New Mexico operations, would be long-term in nature. See “Note 4 – Cash” in the notes to PEDEVCO’s audited consolidated financial statements included in this Information Statement. At December 31, 2018, PEDEVCO’s total current liabilities of $8.9 million exceeded its total current assets of $6.8 million, resulting in a working capital deficit of $2.1 million. The $14.0 million increase in PEDEVCO’s working capital surplus is primarily related to cash borrowed under convertible notes (subsequently converted into PEDEVCO Common Stock) and the sale of PEDEVCO Common Stock during the period, which amounts were in excess of amounts used to fund payables and accrued expenses related to PEDEVCO’s capital drilling projects.

At June 30, 2020, PEDEVCO’s total current assets of $10.9 million exceeded its total current liabilities of $4.1 million, resulting in a working capital surplus of $6.8 million, compared to $11.9 million at December 31, 2019. The $5.1 million decrease in PEDEVCO’s working capital surplus is primarily related to cash used to fund payables and accrued expenses related to its earlier capital drilling projects and current operational expenses.

Financing

A summary of PEDEVCO’s financing transactions and other recent funding transactions for the year ended December 31, 2019 can be found above under “Information about PEDEVCO—Description of Business—Recent Events,” “Note 8 – Notes Payable”, “Note 11 – Stockholders’ Equity – Common Stock” and “Note 14 – Related Party Transactions” in the notes to PEDEVCO’s audited consolidated financial statements included in this Information Statement.

Other than obtaining the $370,000 PPP loans and repayment of the Original PPP loan (see “Note 7 – PPP Loan” in the notes to PEDEVCO’s unaudited consolidated financial statements included in this Information Statement), PEDEVCO did not engage in any financing transactions during the three-month period ended June 30, 2020. PEDEVCO expects that it will have sufficient cash available to meet its needs over the foreseeable future, which cash it anticipates being available from (i) its projected cash flow from operations, (ii) its existing cash on hand, (iii) equity infusions or loans (which may be convertible) made available from SK Energy LLC, which is 100% owned and controlled by Dr. Simon Kukes, PEDEVCO’s Chief Executive Officer and director, which funding SK Energy is under no obligation to provide, and (iv) funding through credit or loan facilities. In addition, PEDEVCO may seek additional funding through asset sales, farm-out arrangements, lines of credit, or public or private debt or equity financings to fund 2020 capital expenditures and/or acquisitions. If market conditions are not conducive to raising additional funds, PEDEVCO may choose to delay or extend the drilling program and associated capital expenditures into 2021. Furthermore, as a result of the recent COVID-19 outbreak, and the recent sharp decline in oil prices which occurred partially as a result of the decreased demand for oil caused by such outbreak and the actions taken globally to stop the spread of such virus, in mid-April 2020, PEDEVCO shut-in all of its operated producing wells in its Permian Basin Asset and D-J Basin Asset to preserve PEDEVCO’s oil and gas reserves for production during a more favorable oil price environment, 90% of which wells were brought back on production in early June 2020 and now with all wells back on full production, with the partial recovery of oil prices. If oil prices deteriorate significantly from current levels, PEDEVCO expects to again shut-in some or all of its oil and gas production, which would result in reduced or no cash flow being generated from operations during the period such wells are shut-in, have a material adverse effect on PEDEVCO’s projected cash flow from operations, and, once its cash on hand is depleted, eventually require additional infusions of capital through debt and/or equity financings, asset sales, farm-out arrangements, lines of credit, or other means, which may not be available on favorable terms, if at all.

Cash Flows (in thousands)

	Year Ended December 31,
	2019	2018
Cash flows provided by (used in) operating activities	$1,669	$(1,494)
Cash flows used in investing activities	(39,736)	(23,118)
Cash flows provided by financing activities	58,000	29,474
Net increase in cash and restricted cash	$19,933	$4,862

Cash Flows provided by (used in) Operating Activities. Net cash provided by operating activities increased by $3.2 million for the year ended December 31, 2019, when compared to the prior year, primarily due to a decrease in PEDEVCO’s net loss of $6.4 million, when not factoring in PEDEVCO’s $70.3 million gain on debt restructuring which occurred in the prior period, coupled with a $4.0 million decrease in capitalized and deferred interest expense, a $1.0 million gain on asset sales and net increases to PEDEVCO’s other components of working capital, which are related to PEDEVCO’s increased revenue and production levels from its drilling and completion activity in the year ended December 31, 2019.

Cash Flows used in Investing Activities. Net cash used in investing activities increased by $16.6 million for the year ended December 31, 2019, when compared to the prior year, primarily due to an increase of $39.6 million in drilling and completion activities in the year ended December 31, 2019, offset by a $1.2 million property sale in the current period and $21.8 million in additional acquisition and equipment costs in the prior year compared to the year ended December 31, 2019.

Cash Flows provided by Financing Activities. Net cash provided by financing activities increased by $28.5 million primarily due to $43.0 million in proceeds from the sale of common stock in the year ended December 31, 2019, offset by a decrease in net proceeds from the sale of notes payable from the prior year compared to the current year of $22.9 million. There was also $7.8 million of repayment of notes payable and a $1.1 million warrant repurchase, offset by $0.4 million in proceeds from the issuance of a note payable in the prior year, which contributed to the increase in the year ended December 31, 2019, when compared to the prior year.

	Six Months Ended June 30,
	2020	2019
Cash flows provided by operating activities	$87	$2,085
Cash flows used in investing activities	(12,663)	(24,197)
Cash flows provided by financing activities	370	33,000
Net (decrease) increase in cash and restricted cash	$(12,206)	$10,888

Cash Flows provided by Operating Activities. Net cash provided by operating activities decreased by $2.0 million for the current year’s period, when compared to the prior year’s period, primarily due to an increase in PEDEVCO’s net loss of $1.5 million, which was primarily commodity price driven, coupled with net increases in operating activities of $2.0 million offset by net decreases to certain of its other components of working capital of $2.5 million.

Cash Flows used in Investing Activities. There was a decrease in net cash used in investing activities of $11.5 million due to a reduction in capital spending related to drilling and completion costs when comparing the current period to the prior period, mainly due to reductions and delays in spending associated with the decline in oil prices caused by COVID-19.

Cash Flows provided by Financing Activities.  There was $0.4 million in cash flows provided by obtaining PPP Loan financing in the current period, compared to $33.0 million in proceeds from financing in the prior period from the issuance of a related party note payable, which has since been converted to PEDEVCO Common Stock, and the sale of PEDEVCO Common Stock.

Off-Balance Sheet Arrangements

PEDEVCO does not participate in financial transactions that generate relationships with unconsolidated entities or financial partnerships. As of December 31, 2019 and June 30, 2020, PEDEVCO did not have any off-balance sheet arrangements.

Critical Accounting Policies

PEDEVCO’s discussion and analysis of its financial condition and results of operations is based on its financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires PEDEVCO to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. PEDEVCO bases its estimates on historical experience and on various other assumptions that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. PEDEVCO believes the following critical accounting policies affect its most significant judgments and estimates used in preparation of its financial statements.

Oil and Gas Properties, Successful Efforts Method

The successful efforts method of accounting is used for oil and gas exploration and production activities. Under this method, all costs for development wells, support equipment and facilities, and proved mineral interests in oil and gas properties are capitalized. Geological and geophysical costs are expensed when incurred. Costs of exploratory wells are capitalized as exploration and evaluation assets pending determination of whether the wells find proved oil and gas reserves. Proved oil and gas reserves are the estimated quantities of crude oil and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, (i.e., prices and costs as of the date the estimate is made). Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.

Exploratory wells in areas not requiring major capital expenditures are evaluated for economic viability within one year of completion of drilling. The related well costs are expensed as dry holes if it is determined that such economic viability is not attained. Otherwise, the related well costs are reclassified to oil and gas properties and subject to impairment review. For exploratory wells that are found to have economically viable reserves in areas where major capital expenditure will be required before production can commence, the related well costs remain capitalized only if additional drilling is under way or firmly planned. Otherwise the related well costs are expensed as dry holes.

Exploration and evaluation expenditures incurred subsequent to the acquisition of an exploration asset in a business combination are accounted for in accordance with the policy outlined above.

Depreciation, depletion and amortization of capitalized oil and gas properties is calculated on a field by field basis using the unit of production method. Lease acquisition costs are amortized over the total estimated proved developed and undeveloped reserves and all other capitalized costs are amortized over proved developed reserves. Costs specific to developmental wells for which drilling is in progress or uncompleted are capitalized as wells in progress and not subject to amortization until completion and production commences, at which time amortization on the basis of production will begin.

Revenue Recognition

ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)”, supersedes the revenue recognition requirements and industry-specific guidance under Revenue Recognition (Topic 605). Topic 606 requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. PEDEVCO adopted Topic 606 on January 1, 2018, using the modified retrospective method applied to contracts that were not completed as of January 1, 2018. Under the modified retrospective method, prior period financial positions and results will not be adjusted. The cumulative effect adjustment recognized in the opening balances included no significant changes as a result of this adoption. Topic 606 requires certain changes to the presentation of revenues and related expenses beginning January 1, 2018. Refer to “Note 5 – Revenue from Contracts with Customers” in the notes to PEDEVCO’s audited consolidated financial statements included in this Information Statement for additional information.

PEDEVCO’s revenue is comprised entirely of revenue from exploration and production activities. PEDEVCO’s oil is sold primarily to marketers, gatherers, and refiners. Natural gas is sold primarily to interstate and intrastate natural-gas pipelines, direct end-users, industrial users, local distribution companies, and natural-gas marketers. NGLs are sold primarily to direct end-users, refiners, and marketers. Payment is generally received from the customer in the month following delivery.

Contracts with customers have varying terms, including month-to-month contracts, and contracts with a finite term. PEDEVCO recognizes sales revenues for oil, natural gas, and NGLs based on the amount of each product sold to a customer when control transfers to the customer. Generally, control transfers at the time of delivery to the customer at a pipeline interconnect, the tailgate of a processing facility, or as a tanker lifting is completed. Revenue is measured based on the contract price, which may be index-based or fixed, and may include adjustments for market differentials and downstream costs incurred by the customer, including gathering, transportation, and fuel costs.

Revenues are recognized for the sale of PEDEVCO’s net share of production volumes. Sales on behalf of other working interest owners and royalty interest owners are not recognized as revenues.

Stock-Based Compensation

Pursuant to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718, Compensation – Stock Compensation, which establishes accounting for equity instruments exchanged for employee service, PEDEVCO utilizes the Black-Scholes option pricing model to estimate the fair value of employee stock option awards at the date of grant, which requires the input of highly subjective assumptions, including expected volatility and expected life. Changes in these inputs and assumptions can materially affect the measure of estimated fair value of PEDEVCO’s share-based compensation. These assumptions are subjective and generally require significant analysis and judgment to develop. When estimating fair value, some of the assumptions will be based on, or determined from, external data and other assumptions may be derived from PEDEVCO’s historical experience with stock-based payment arrangements. The appropriate weight to place on historical experience is a matter of judgment, based on relevant facts and circumstances. PEDEVCO estimates volatility by considering historical stock volatility. PEDEVCO has opted to use the simplified method for estimating expected term, which is equal to the midpoint between the vesting period and the contractual term.

Recently Adopted Accounting Pronouncements

Refer to “Note 3—Summary of Significant Accounting Policies” in the notes to PEDEVCO’s audited and unaudited consolidated financial statements included in this Information Statement for a discussion of recently adopted accounting pronouncements.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Security Ownership of Management and Certain Beneficial Owners

To PEDEVCO’s knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of PEDEVCO Common Stock shown as beneficially owned by them. Unless otherwise stated, the address of each stockholder is c/o PEDEVCO Corp., 575 N. Dairy Ashford, Energy Center II, Suite 210, Houston, Texas 77079.

	PEDEVCO Common Stock
	Number of PEDEVCO Common Stock Shares Beneficially Owned(1)	Percent of PEDEVCO Common Stock(1)
Named Executive Officers and Directors
Simon G. Kukes(2)	53,760,368	74.2%
Clark R. Moore(3)	450,144	*
Ivar Siem(4)	357,100	*
J. Douglas Schick(5)	259,000	*
John J. Scelfo(6)	269,500	*
Paul A. Pinkston(7)	115,000	*
H. Douglas Evans(8)	250,000	*
Michael L. Peterson(9)**	205,000	*
Gregory Overholtzer(10)**	182,326	*
Frank C. Ingriselli(11)**	131,740	*
All Current Named Executive Officers and Directors as a group (seven persons)	55,461,112	76.3%

Greater than 5% Stockholders
SK Energy, LLC(12)	51,791,325	71.5%

Viktor Tkachev(13)	8,570,000	11.8%
Arhitektora Vlasova Street 22Apt 93Moscow, Russia 117393
___________

*
Less than 1%.

**
Former Officers.

(1)
Ownership voting percentages are based on 72,463,340 total shares of PEDEVCO Common Stock which were outstanding as October 13, 2020, provided that shares of PEDEVCO Common Stock subject to options, warrants or other convertible securities (including the PEDEVCO Common Stock issuable upon exercise of convertible promissory notes) that are currently exercisable or convertible, or exercisable or convertible within 60 days of the applicable date of determination, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. PEDEVCO believes that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the securities shown as beneficially owned by such person.

(2)
Consisting of the following: (a) 51,791,325 shares of PEDEVCO Common Stock held by SK Energy LLC, an entity which Dr. Simon G. Kukes is deemed to beneficially own; (b) 100,000 shares of fully-vested PEDEVCO Common Stock held by Dr. Kukes; (c) 710,000 unvested shares of PEDEVCO Common Stock held by Dr. Kukes, 100,000 of which vest on each of December 12, 2020 and December 12, 2021, and 170,000 of which vest on each of January 13, 2021, January 13, 2022 and January 13, 2023, provided that Dr. Kukes remains employed by us, or is a consultant to us, on such vesting dates; and (d) 1,000 shares of fully-vested PEDEVCO Common Stock held by the spouse of Dr. Kukes, and 2,000 unvested shares of PEDEVCO Common Stock of which 1,000 shares vest on each of December 12, 2021 and December 12, 2022, provided that his spouse remains an employee of, or consultant to, PEDEVCO on such vesting dates. Dr. Kukes has voting control over his unvested shares of PEDEVCO Common Stock.

(3)
Consisting of the following: (a) 197,076 fully-vested shares of PEDEVCO Common Stock held by Mr. Moore; (b) 2,867 fully-vested shares of PEDEVCO Common Stock held by each of Mr. Moore’s two children, which he is deemed to beneficially own; (c) 196,000 unvested shares of PEDEVCO Common Stock held by Mr. Moore, 17,000 of which vest on each of December 12, 2020 and December 12, 2021, and 54,000 of which vest on each of January 13, 2021, January 13, 2022 and January 13, 2023, provided that Mr. Moore remains employed by us, or is a consultant to us, on such vesting dates; (d) options to purchase 23,334 shares of PEDEVCO Common Stock exercisable by Mr. Moore at an exercise price of $5.10 per share; and (e) options to purchase 4,447 shares of PEDEVCO Common Stock exercisable by Mr. Moore at an exercise price of $2.20 per share. Mr. Moore has voting control over his unvested shares of PEDEVCO Common Stock.

(4)
Consisting of the following: (a) 187,100 shares of PEDEVCO Common Stock held by American Resources Offshore Inc., which shares Mr. Siem is deemed to beneficially own (Mr. Siem disclaims beneficial ownership of the securities held by American Resources Offshore Inc., except to the extent of his pecuniary interest therein); (b) 100,000 fully-vested shares of PEDEVCO Common Stock held by Mr. Siem; and (c) 70,000 unvested shares of PEDEVCO Common Stock held by Mr. Siem, which vest on July 12, 2021, provided that Mr. Siem remains a director, employee of, or consultant to PEDEVCO on such vesting date. Mr. Siem has voting control over his unvested shares of PEDEVCO Common Stock.

(5)
Consisting of the following: (a) 22,333 shares of fully-vested PEDEVCO Common Stock held by Mr. Schick; and (b) 236,667 unvested shares of PEDEVCO Common Stock, 37,333 of which vest on each of December 12, 2021, and 37,334 which vest on December 12, 2022, and 54,000 of which vest on each of January 13, 2021, January 13, 2022 and January 13, 2023, provided that Mr. Schick remains employed by PEDEVCO, or is a consultant to us, on such vesting dates. Mr. Schick has voting control over his unvested shares of PEDEVCO Common Stock.

(6)
Consisting of the following: (a) 49,500 shares of fully-vested PEDEVCO Common Stock held by Mr. Scelfo; (b) 100,000 unvested shares of PEDEVCO Common Stock, which vest on July 12, 2021, provided that Mr. Scelfo remains a director, employee of, or consultant to the Company on such vesting date; and (c) options to purchase 120,000 shares of PEDEVCO Common Stock exercisable by Mr. Scelfo at an exercise price of $2.19 per share. Mr. Scelfo has voting control over his unvested shares of PEDEVCO Common Stock.

(7)
Consisting of the following: (a) 10,000 shares of fully-vested PEDEVCO Common Stock held by Mr. Pinkston; and (b) 105,000 unvested shares of PEDEVCO Common Stock, 15,000 of which vest on December 12, 2020, and 30,000 of which vest on each of January 13, 2021, January 13, 2022 and January 13, 2023, provided that Mr. Pinkston remains employed by PEDEVCO, or is a consultant to PEDEVCO, on such vesting dates. Mr. Pinkston has voting control over his unvested shares of PEDEVCO Common Stock.

(8)
Consisting of the following: (a) 80,000 shares of fully-vested PEDEVCO Common Stock held by Mr. Evans; (b) 70,000 unvested shares of PEDEVCO Common Stock, which vest on September 27, 2021, provided that Mr. Evans remains a director, employee of, or consultant to the Company on such vesting date; and (c) options to purchase 100,000 shares of PEDEVCO Common Stock exercisable by Mr. Evans at an exercise price of $2.19 per share. Mr. Evans has voting control over his unvested shares of PEDEVCO Common Stock.

(9)
Consisting of 205,000 shares of PEDEVCO Common Stock, including shares held by a family trust which Mr. Peterson is deemed to beneficially own. The information presented with respect to the holder’s beneficial ownership is based solely on PEDEVCO’s record stockholder list and securities which the holder beneficially owns, to the best of PEDEVCO’s knowledge, which information has not been independently verified or confirmed.

(10)
Consisting of the following: (a) 14,559 fully-vested shares of PEDEVCO Common Stock; (b) options to purchase 11,667 shares of PEDEVCO Common Stock exercisable by Mr. Overholtzer at an exercise price of $5.10 per share; (c) options to purchase 5,000 shares of PEDEVCO Common Stock exercisable by Mr. Overholtzer at an exercise price of $3.70 per share; (d) options to purchase 15,000 shares of PEDEVCO Common Stock exercisable by Mr. Overholtzer at an exercise price of $2.20 per share; (e) options to purchase 1,100 shares of PEDEVCO Common Stock exercisable by Mr. Overholtzer at an exercise price of $3.00 per share; (f) options to purchase 60,000 shares of PEDEVCO Common Stock exercisable by Mr. Overholtzer at an exercise price of $1.10 per share; and (g) options to purchase 75,000 shares of PEDEVCO Common Stock exercisable by Mr. Overholtzer at an exercise price of $0.3088 per share. The information presented with respect to the holder’s beneficial ownership is based solely on PEDEVCO’s record stockholder list and securities which the holder beneficially owns, to the best of PEDEVCO’s knowledge, which information has not been independently verified or confirmed.

(11)
Consisting of the following: (a) 55,659 shares of PEDEVCO Common Stock; (b) options to purchase 39,081 shares of PEDEVCO Common Stock exercisable by Mr. Ingriselli at an exercise price of $5.10 per share; and (c) options to purchase 37,000 shares of common stock exercisable by Mr. Ingriselli at an exercise price of $3.70 per share. The information presented with respect to the holder’s beneficial ownership is based solely on the Company’s record stockholder list and securities which the holder beneficially owns, to the best of the Company’s knowledge, which information has not been independently verified or confirmed.

(12)
Consisting of 51,791,325 shares of PEDEVCO Common Stock held by SK Energy LLC, an entity which Dr. Simon G. Kukes is deemed to beneficially own due to his position as the Chief Executive Officer and 100% owner of SK Energy.

(13)
Consisting of the following: (a) 8,500,000 shares of PEDEVCO Common Stock held by Mr. Tkachev; and (b) 70,000 unvested shares of PEDEVCO Common Stock, which vested on February 27, 2021. Mr. Tkachev has voting control over his unvested shares of PEDEVCO Common Stock. The information presented with respect to the holder’s beneficial ownership is based solely on the PEDEVCO’s record stockholder list and securities which the holder beneficially owns, to the best of PEDEVCO’s knowledge, which information has not been independently verified or confirmed.

Changes in Control

PEDEVCO is not currently aware of any arrangements which may at a subsequent date result in a change of control of PEDEVCO.

Directors and Executive Officers

The name, age, business address, present principal occupation or employment and five-year employment history of each of the directors and executive officers of PEDEVCO are set forth below. Unless otherwise indicated, the business address of each individual in this schedule is c/o PEDEVCO Corp., 575 N. Dairy Ashford, Energy Center II, Suite 210, Houston, Texas 77079 and their business telephone number is (713) 221-1768. Unless otherwise indicated, each position set forth opposite an individual’s name refers to employment with PEDEVCO.

Directors of PEDEVCO (Including Executive Officers Who Are Directors)

Name	Age	Citizenship	Present Principal Occupation or Employment;Five-Year Employment History
John J. Scelfo	62	USA
Mr. Scelfo brings 40 years of experience in oil and gas management, finance and accounting to the PEDEVCO Board. Mr. Scelfo currently serves as principal and owner of JJS Capital Group, a Fort Lauderdale, Florida-based family investment company that he formed in April 2014. Prior to forming JJS Capital, Mr. Scelfo was Senior Vice President, Finance and Corporate Development (from February 2004 to March 2014), and Chief Financial Officer, Worldwide Exploration & Producing (from April 2003 to January 2004) of New York, New York-based Hess Corporation, a large integrated oil and gas company, where he served as one of eight members of the company’s Executive Committee and was responsible for the company’s corporate treasury, strategy and upstream commercial activities. Prior to joining Hess Corporation, Mr. Scelfo served as Executive Vice President and Chief Financial Officer of publicly listed Sirius Satellite Radio (from April 2001 to March 2003), as Vice President and Chief Financial Officer of Asia Pacific & Japan for Dell Computer (November 1999 to March 2001), and in various roles of increasing responsibility with Mobil Corporation (from June 1980 to October 1999).

Mr. Scelfo holds a bachelor’s degree and an M.B.A. from Cornell University. In 2011, he was awarded Cornell ILR School’s Alpern Award given to those who “have been exceedingly generous in their support of the ILR School in general and in support of Off-Campus Credit Programs in particular.”
The board of directors believes that Mr. Scelfo’s over 30 years’ experience in management, finance and accounting in the energy industry working at major oil and gas and other publicly traded companies, and the insights he has gained from these experiences, will provide crucial guidance for PEDEVCO’s future operations, capital raising efforts, and financial accounting and reporting functions.

Simon Kukes	73	USA
Dr. Simon Kukes is a globally renowned consultant for oil and gas businesses in both the United States and Russia.

Holding various positions over the years, Kukes has served as the principal of his personal investment company, SK Energy LLC, since April 2013. From January 2005 to April 2013, Dr. Kukes was the CEO at Samara-Nafta, a Russian oil company that partnered with US-based international oil company, Hess Corporation. He was also the President and Chief Executive of Tyumen Oil Company (TNK) from 1998 until it combined with British Petroleum in 2003 to create TNK-BP. Following his time at TNK, Dr. Kukes joined Yukos Oil Company in Moscow presiding as the CEO and Chairman. From 1979 to 1987 he was the Technical Director of oil-refining and petro-chemistry for Phillips Petroleum and in 1987 became Vice-President over marketing and business development for Amoco.
Dr. Kukes boasts several awards and achievements over his lifespan. In 1999, the Wall Street Journal voted Kukes as one of the Top 10 Central European Executives. He is also the recipient of the Medal of the Ministry for Natural Resources of the Russian Federation, as well as the American Society of Competition Development Award for Leadership. In 2003, he was named by The Financial Times and PricewaterhouseCoopers as one of the 64 most respected business leaders in the world.

Dr. Kukes attended several prestigious universities all over the globe, receiving his Bachelor of Science in Chemical Engineering from the University for Chemical Technology in Moscow, where he graduated with Honors. From there, he pursued his PhD in Physical Chemistry at the Academy of Sciences in Moscow, where he would later be a Research Associate for Nuclear and Electronic Resonance. Kukes then attended Rice University in Houston, Texas, where he was a Postdoctoral Fellow. Dr. Kukes has also served as an Adjunct Professor at the University of Delaware and on the Editorial Board of Fuel Magazine.

His commitment to the oil and gas industry has inspired Dr. Kukes to publish more than 60 scientific papers and two books on the oil and gas industry of Russia and the United States. Dr. Kukes is also the holder of more than 130 patents, primarily in Oil and Petrochemical Processing.

Dr. Kukes brings to the board of directors decades of leadership and experience in the global energy industry. The board of directors believes that Dr. Kukes’ experience and strategic leadership and vision will provide crucial guidance for PEDEVCO’s management and operations, and provide key insights and guidance in the evaluation of oil and gas acquisition and development opportunities.

Name	Age	Citizenship	Present Principal Occupation or Employment;Five-Year Employment History
Ivar Siem	74	Norway
Mr. Siem has broad experience from both the upstream and the service segments of the oil and gas industry, has been the founder of several companies, and has been involved in several roll-ups and restructuring processes throughout his career. He currently serves as the Chairman of American Resources, Inc., and as a Managing Partner of its affiliated investment vehicle, Norexas, LLC, both privately held Houston, Texas-based companies active in oil and gas investment, acquisition and development and has served in that capacity since 2013. Previously, Mr. Siem served as Chairman and Chief Executive Officer of American Resources, Inc. (from 2013 through July 2017) and Chairman of Blue Dolphin Energy Company (OTCQX: BDCO), Houston, Texas after taking the company out of bankruptcy in 1990. Blue Dolphin was an offshore Gulf of Mexico operator until a merger in 2012 with an independent refiner and marketer of petroleum products. Mr. Siem’s role as CEO ended with the merger and he left the board in 2014. From January 2007 to present, Mr. Siem served as President of Drillmar Oil and Gas, Inc. (“Drillmar Oil”), a subsidiary of Drillmar Energy, Inc. In 1999, Mr. Siem acquired a small distressed public company, American Resources Offshore, Inc. and worked with creditors and existing management to achieve a voluntary reorganization. From 1995 to 2000, Mr. Siem served as Chairman and interim CEO of DI Industries/Grey Wolf Drilling while restructuring the company financially and operationally. Through several mergers and acquisitions, the company emerged as one of the leading land drilling contractors in the US. The company was subsequently acquired by Precision Drilling in 2008. From 1996 to 1997 Mr. Siem served as the initial Chairman and CEO of Seateam Technology ASA when it was spun off from DSND ASA and listed on the Oslo exchange. Prior to Seateam, Mr. Siem held various executive roles at multiple E&P and oil field service companies. Mr. Siem started his career at Amoco working as an engineer in various segments of upstream operations.

Mr. Siem is currently on the Board of Directors at Siem Industries, Inc., the Drillmar Energy Group of companies, and Petrolia Energy Corporation (OTCQB: BBLS), and has served on the board of several privately held and publicly traded companies including Frupor SA, Avenir ASA, and DSND ASA. Siem Industries is a holding company which invests in shipping and offshore oil and gas construction services. Frupor SA, is a Portuguese agricultural business, which Mr. Siem cofounded with his brother O. M. Siem in 1988.

Mr. Siem holds a Bachelor of Science in Mechanical Engineering with a minor in Petroleum from the University of California, Berkeley and an Executive MBA from the Amos Tuck School of Business, Dartmouth University.

The board of directors believes that Mr. Siem’s broad experience from both the upstream and the service segments of the oil and gas industry, and executive management, technical and operating experience at publicly-traded oil and gas companies, and the insights he has gained from these experiences, will provide crucial guidance for PEDEVCO’s future management and operations, and provide key insights and guidance in the evaluation of oil and gas acquisition and development opportunities.

Name	Age	Citizenship	Present Principal Occupation or Employment;Five-Year Employment History
H. Douglas Evans	72	USA
Mr. Evans has 50 years of oil and gas industry experience, 40 years of which have been spent in various executive management positions with Gulf Interstate Engineering Company (“GIE”), a privately-held Houston, Texas-based firm specializing in the engineering of oil, gas and liquid pipeline systems, where he has served as Honorary Chairman since November 2017, and previously served as President and Chief Executive Officer (July 2004-November 2017), President (February 2003-November 2017), Senior Vice President (September 1994-July 2004), and in various other roles since he joined the company in 1978. During Mr. Evans’ tenure as an executive at GIE, he has successfully overseen the company’s organic growth from $25 million in sales in 1996 to over $250 million in sales in recent years, with GIE involved in almost every major onshore oil and gas pipeline in the world over the last 20 years.

Mr. Evans holds a B.S. Civil Engineering and Master of Business Administration from Queen’s University at Kingston, Ontario, and is a registered Professional Engineer in Ontario and Alberta, Canada. Mr. Evans currently serves as Honorary Chairman of GIE (since November 2017), and previously a member of the Board of Directors of Gulf Interstate Field Services, a GIE affiliate engaged in providing oil and gas pipeline construction inspection services, and a number of other GIE affiliated companies, the Board of Directors and Chairman of the Strategy Committee for the International Pipe Line and Offshore Contractors Association (IPLOCA) (through September 2019), a member of the Board of Houston, Texas-based Crossroads School, Inc. (since 2004), and a former member of the Board of the Cystic Fibrosis Foundation – Texas Gulf Coast Chapter.

The board of directors believes that Mr. Evans’ over 45 years’ experience in management and operations in the energy industry, and the insights he has gained from his experiences, will provide crucial guidance for PEDEVCO’s management and operations.

Executive Officers of PEDEVCO Who Are Not Directors

Name	Age	Citizenship	Executive Position	Present Principal Occupation or Employment;Five-Year Employment History
J. Douglas Schick	45	USA	President
Mr. Schick has over twenty years of experience in the oil and gas industry. Prior to joining PEDEVCO as President on August 1, 2018, Mr. Schick was employed by American Resources, Inc., a Houston, Texas-based privately-held oil and gas investment, development and operating company which he co-founded and continues to serve as Chief Executive Officer (from August 2017 to the present) and formerly as Chief Financial Officer and Vice President of Business Development (from August 2013 to August 2017), provided that Mr. Schick’s service to American Resources requires only minimal time commitment from Mr. Schick that does not conflict with his duties and responsibilities to PEDEVCO. Prior to starting American Resources, Mr. Schick served as the founder, owner and principal of J. Douglas Enterprises, a Houston, Texas-based energy industry focused business development and financial consulting firm (from June 2011 to August 2013) as Vice President of Finance (from January 2011 until its sale in June 2011) for Highland Oil and Gas, a private equity-backed E&P company headquartered in Houston, Texas, as Manager of Planning and then Director of Planning at Houston, Texas-based Mariner Energy, Inc. (from December 2006 until its merger with Apache Corp. in December 2010), and in various roles of increasing responsibility in finance, planning, M&A, treasury and accounting at The Houston Exploration Company, ConocoPhillips and Shell Oil Company (from 1998 to 2006). Mr. Schick current serves on the Board of Directors of Rockdale Marcellus, LLC, a Houston, Texas-based subsidiary of Rockdale Energy, LLC engaged in the development of natural gas in Northeastern Pennsylvania.

Mr. Schick holds a BBA in Finance from New Mexico State University and an MBA with a specialization in Finance from Tulane University.

Name	Age	Citizenship	Executive Position	Present Principal Occupation or Employment;Five-Year Employment History
Paul Pinkston	53	USA	Chief Accounting Officer
Mr. Pinkston brings over 20 years of accounting, compliance, and financial reporting expertise to PEDEVCO, with extensive experience in handling and managing corporate compliance, financial reporting and audits, and other regulatory functions for companies engaged in the oil and gas industry in the U.S. Prior to joining PEDEVCO on December 1, 2018, from August 2017 to February 2018, Mr. Pinkston served as Corporate Controller and Secretary for Trecora Resources (NYSE: TREC), a Sugar Land, Texas-based petrochemical manufacturing and customer processing service company. Prior to joining Trecora Resources, from May 2013 to June 2017, Mr. Pinkston served in various roles of increasing authority and responsibility at Camber Energy, Inc. (NYSE American: CEI), a Houston, Texas-based oil and gas exploration and production company, including as Camber Energy’s Chief Accounting Officer, Secretary and Treasurer (August 2016 to June 2017), and as its Director of Financial Reporting (May 2013 to August 2016). Before joining Camber Energy, Mr. Pinkston served as a Senior Consultant with Sirius Solutions LLLP, where he performed accounting, audit and finance consulting services (January 2006 to May 2013), as a Corporate Auditor performing internal audits for Baker Hughes, Inc. (January 2002 to November 2005), and as a Senior Auditor, conducting public and private audits, at Arthur Andersen LLP (from September 1998 to November 2001).

Mr. Pinkston received a Bachelor of Business Administration (Finance and Marketing) degree from the University of Texas and earned a Master of Business Administration (Accounting) degree from the University of Houston. Mr. Pinkston is a Certified Public Accountant registered in the State of Texas.

Clark R. Moore	47	USA	Executive Vice President,General Counseland Secretary
Mr. Moore has served as the Executive Vice President, General Counsel, and Secretary of PEDEVCO since its acquisition of Pacific Energy Development in July 2012 and has served as the Executive Vice President, General Counsel, and Secretary of PEDEVCO since its inception in February 2011. Mr. Moore began his career in 2000 as a corporate attorney at the law firm of Venture Law Group located in Menlo Park, California, which later merged into Heller Ehrman LLP in 2003. In 2004, Mr. Moore left Heller Ehrman LLP and launched a legal consulting practice focused on representation of private and public company clients in the energy and high-tech industries. In September 2006, Mr. Moore joined Erin Energy Corporation (OTCMKTS:ERN) (formerly CAMAC Energy, Inc.), an independent energy company headquartered in Houston, Texas, as its acting General Counsel and continued to serve in that role through February 2011. In addition, since June 1, 2018, Mr. Moore has served as a partner at Foundation Law Group, LLP.

Mr. Moore received his J.D. with Distinction from Stanford Law School and his B.A. with Honors from the University of Washington.

Ownership of Trust Common Units by PEDEVCO Directors and Officers

None.

Executive Compensation

The following table sets forth the compensation for services paid in all capacities for the two fiscal years ended December 31, 2019 and 2018 to (a) Dr. Simon Kukes, PEDEVCO’s current Chief Executive Officer and Director, (b) J. Douglas Schick, PEDEVCO’s current President, (c) Clark R. Moore, PEDEVCO’s Executive Vice President, General Counsel and Secretary, (d) Paul A Pinkston, PEDEVCO’s current Chief Accounting Officer, (e) Frank C. Ingriselli, PEDEVCO’s former Chairman, former President and former Chief Executive Officer, (f) Michael L. Peterson, PEDEVCO’s former President and Chief Executive Officer, and (g) Gregory Overholtzer, PEDEVCO’s former Chief Financial Officer (collectively, the “Named Executive Officers”). There were no other executive officers who received compensation in excess of $100,000 in either 2019 or 2018.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Simon Kukes	2019	—	—	—	—	—	—
Chief Executive Officer	2018	—	—	—	399,000(1)	—	399,000
J. Douglas Schick	2019	250,000	—	—	—	—	250,000
President	2018	104,167	—	—	148,960(2)	—	253,127
Clark R. Moore	2019	250,000	—	—	—	—	250,000
Executive Vice President, General Counsel and Secretary	2018	250,000	—	—	141,830(3)	—	391,830
Paul A. Pinkston	2019	140,000	—	—	—	—	140,000
Chief Accounting Officer	2018	11,667	—	—	39,900(4)	—	51,567
Frank C. Ingriselli(5)	2018	66,346	—	—	116,000(6)	350,000(7)	532,346
Former Chairman of the Board,Chief Executive Officer and President
Michael L. Peterson(8)	2018	125,000	—	—	—	—	125,000
Former Chief Executive Officerand President
Gregory Overholtzer(9)	2018	190,000	—	—	26,600(10)	—	216,600
Former Chief Financial Officer
___________

(1)
Consists of the value of 300,000 shares of restricted PEDEVCO Common Stock granted in December 2018 at $1.33 per share.

(2)
Consists of the value of 112,000 shares of restricted PEDEVCO Common Stock granted in December 2018 at $1.33 per share.

(3)
Consists of the value of 50,000 shares of restricted PEDEVCO Common Stock granted in July 2018 at $1.48 per share and the value of 51,000 shares of restricted PEDEVCO Common Stock granted in December 2018 at $1.33 per share.

(4)
Consists of the value of 30,000 shares of restricted PEDEVCO Common Stock granted in December 2018 at $1.33 per share.

(5)
Mr. Ingriselli served as Chief Executive Officer of PEDEVCO until his retirement effective May 1, 2016, after which date he continued to serve as Chairman of the PEDEVCO Board until September 27, 2018, and again served as its Chief Executive Officer from April 2018 to July 2018, and served as President from April 2018 to August 1, 2018.

(6)
Consists of the value of 80,000 shares of restricted PEDEVCO Common Stock granted in May 2018 at $0.34 per share and the value of 60,000 shares of restricted PEDEVCO Common Stock granted in July 2018 at $1.48 per share.

(7)
Consists of cash severance amount paid to Mr. Ingriselli pursuant to the Separation and General Release Agreement, dated September 6, 2018, entered into by and between Mr. Ingriselli and PEDEVCO.

(8)
Mr. Peterson resigned as Chief Executive Officer and President effective May 31, 2018, and pursuant to a consulting agreement entered into with him, he received $5,000 per month through May 2019 for debt restructuring, strategic planning, and capital markets consulting services.

(9)
Mr. Overholtzer resigned as Chief Financial Officer effective December 31, 2018, and pursuant to a consulting agreement entered into with him, he received $15,000 per month through April 7, 2019 for transitional consulting services, and was paid an additional amount of cash severance and accrued vacation (totaling $37,755) pursuant to the Separation and General Release Agreement, dated December 31, 2018, entered into by and between Mr. Overholtzer and PEDEVCO.

(10)
Consists of the value of 20,000 shares of restricted PEDEVCO Common Stock granted in December 2018 at $1.33 per share.

The table above does not include perquisites and other personal benefits or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. Stock Awards represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the option grants, refer to “Note 11 – Stockholders’ Equity – Common Stock” in PEDEVCO’s audited consolidated financial statements included herein. These amounts do not correspond to the actual value that will be recognized by the named individuals from these awards.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information as of December 31, 2019 concerning outstanding equity awards for the executive officers named in the Summary Compensation Table.

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exerciseprice ($)	Option expiration date	Number of shares or units of stock that havenot vested (#)	Market value of shares or units of stock that have not vested ($)
Dr. Simon Kukes	—	—	—	—	200,000(1)	$266,000
J. Douglas Schick	—	—	—	—	74,677(1)	$99,320
Clark R. Moore	18,887	—	$5.10	6/18/2022	34,000(1)	$6,720
	4,447	—	$5.10	6/18/2022	—	—
	27,000*	—	$3.70	1/7/2020	—	—
	28,000	—	$2.20	1/7/2021	—	—
Paul A. Pinkston	—	—	—	—	15,000(2)	19,950
Frank C. Ingriselli**	34,827	—	$5.10	5/30/2021	—	—
	4,254	—	$5.10	5/30/2021	—	—
	37,000	—	$3.70	5/30/2021	—	—
Gregory Overholtzer**	11,667	—	$5.10	6/18/2022	—	—
	5,000	—	$3.70	12/31/2021	—	—
	15,000	—	$2.20	12/31/2021	—	—
	1,100	—	$3.00	2/8/2022	—	—
	60,000	—	$1.10	12/31/2021	—	—
	75,000	—	$0.3088	12/28/2022	—	—
Michael L. Peterson**	—	—			—	—
___________

(1)
Stock award vests 50% on December 12, 2020 and December 12, 2021, subject to the holder remaining an employee of or consultant to the Company on such vesting dates.

(2)
Stock award vests on December 1, 2020, subject to the holder remaining an employee of or consultant to PEDEVCO on such vesting date.

*
Since expired unexercised.

**
Former officers.

Issuances of Equity to Executive Officers

Restricted Stock

During the year ended December 31, 2018, PEDEVCO issued shares of PEDEVCO Common Stock and restricted PEDEVCO Common Stock as follows: 600,000 shares of PEDEVCO Common Stock issued to SK Energy, which is 100% owned and controlled by Dr. Simon Kukes, PEDEVCO’s Chief Executive Officer and director with a fair value of $185,000 based on the market price on the date of issuance, 80,000 shares of restricted stock were issued to PEDEVCO’s former CEO (Mr. Ingriselli) with a fair value of $27,000 based on the market price on the date of issuance, and 30,848 shares were issued to employees for the cashless exercise of options. The 80,000 shares of restricted stock were issued in consideration for Mr. Ingriselli rejoining PEDEVCO as its President and Chief Executive Officer in May 2018. Mr. Ingriselli subsequently resigned as President and Chief Executive Officer on September 27, 2018 and the shares of restricted stock fully vested on October 1, 2018 pursuant to a separation agreement entered into with him.

Also, restricted stock awards were granted to Messrs. Frank C. Ingriselli (then President) and Clark R. Moore (Executive Vice President, General Counsel and Secretary) of 60,000 and 50,000 shares, respectively, under PEDEVCO’s Amended and Restated 2012 Equity Incentive Plan during the year ended December 31, 2018. The restricted stock awards vest as follows: 100% on the six-month anniversary of the grant date. These shares have a total fair value of $164,000 based on the market price on the issuance date. Upon Mr. Ingriselli’s resignation, noted above, the 60,000 shares of restricted stock fully vested on October 1, 2018 pursuant to a separation agreement entered into with him.

Subsequent restricted stock awards were granted to 12 employees and two directors totaling an aggregate of 714,000 shares (90,000 shares on September 27, 2018 and 624,000 shares on December 12, 2018), under PEDEVCO’s Amended and Restated 2012 Equity Incentive Plan. The grants for a total of 40,000 of the restricted stock awards vest as follows: 100% on the one-year anniversary of the grant date. These shares have a total fair value of $88,000 based on the market price on the issuance date. The grant for 50,000 shares of restricted stock vest as follows: 50% on the one-year anniversary of the grant date and 50% on the second-year anniversary of the grant date. These shares have a total fair value of $109,000 based on the market price on the issuance date. The grant for 624,000 shares of restricted stock vest as follows: 33.3% on the one-year anniversary of the grant date, 33.3% on the two-year anniversary of the grant date and 33.3% on the third-year anniversary of the grant date. These shares have a total fair value of $830,000 based on the market price on the issuance date. In each case above the restricted shares are subject to the recipient of the shares being an employee of or consultant to PEDEVCO on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement, as applicable, entered into by and between PEDEVCO and the recipient. In addition, 65,017 shares were issued to an employee for the cashless exercise of options, and 192,208 shares were issued for the exercise of warrants at an exercise price of $0.322 per share for an aggregate exercise price of $64,000.

In April 2019, restricted stock awards were granted to three new employees and one consultant for an aggregate of 160,000 shares of PEDEVCO Common Stock, under PEDEVCO’s Amended and Restated 2012 Equity Incentive Plan. The grant for a total of 50,000 of the restricted stock awards vests as follows: 100% on the one-year anniversary of the grant date, subject to the recipient’s continued service with PEDEVCO. These shares have a total fair value of $135,000 based on the market price on the issuance date. The grants for 110,000 shares of restricted stock vest as follows: 50% on the one-year anniversary of the grant date and 50% on the second-year anniversary of the grant date, subject to the recipient’s continued service with PEDEVCO. These shares have a total fair value of $253,000 based on the market price on the issuance date.

On July 18, 2019, 50,000 shares of restricted stock were awarded to an advisor under PEDEVCO’s Amended and Restated 2012 Equity Incentive Plan. The restricted stock vests as follows: 100% on the six-month anniversary of the grant date, subject to the recipient’s continued service with PEDEVCO. These shares have a total fair value of $83,000, based on the market price on the issuance date.

On August 28, 2019, restricted stock awards were granted to three directors for an aggregate of 170,000 shares of PEDEVCO Common Stock, under PEDEVCO’s Amended and Restated 2012 Equity Incentive Plan (70,000 shares to Mr. John Scelfo and 50,000 shares to Mr. H. Douglas Evans). The grant for a total of 120,000 of the restricted stock awards vests as follows: 100% on July 12, 2020, subject to the recipient’s continued service with PEDEVCO. These shares have a total fair value of $187,000 based on the market price on the issuance date. The grants for 50,000 shares of restricted stock vest as follows: 100% on September 27, 2020, subject to the recipient’s continued service with PEDEVCO. These shares have a total fair value of $78,000 based on the market price on the issuance date. Additionally, 50,000 shares of restricted stock were awarded to a director for advisory services provided to the Company under PEDEVCO’s Amended and Restated 2012 Equity Incentive Plan. The restricted stock vests as follows: 100% on July 12, 2020, subject to the recipient’s continued service with PEDEVCO. These shares have a total fair value of $78,000, based on the market price on the issuance date.

On October 5, 2019, 250,000 shares of restricted stock were awarded to an advisor under PEDEVCO’s Amended and Restated 2012 Equity Incentive Plan. The restricted stock vests as follows: 100% on the six-month anniversary of the grant date, subject to the recipient’s continued service with PEDEVCO. These shares have a total fair value of $350,000, based on the market price on the issuance date.

On November 8, 2019, PEDEVCO entered into an Advisory Agreement and Restricted Shares Grant Agreement with Viktor Tkachev, a greater than 10% stockholder of PEDEVCO (who acquired $12 million of shares of PEDEVCO Common Stock on September 17, 2019), under which Mr. Tkachev agreed to provide strategic planning and business development services, and pursuant to which 100,000 shares of restricted PEDEVCO Common Stock were awarded to Mr. Tkachev under PEDEVCO’s Amended and Restated 2012 Equity Incentive Plan, 100% of which vest on the six-month anniversary of the grant date, subject to the recipient’s continued service with the Company and the terms and conditions of these agreements. These shares have a total fair value of $128,000 based on the market price on the issuance date.

Also on November 8, 2019, PEDEVCO entered into an Advisory Agreement with Ivar Siem, a member of the PEDEVCO Board, pursuant to which the 50,000 restricted shares of PEDEVCO Common Stock previously awarded to Mr. Siem on August 28, 2019 under the Plan continue to vest, with 100% vesting on July 12, 2020, subject to Mr. Siem continuing to provide advisory services to PEDEVCO on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between PEDEVCO and Mr. Siem on August 28, 2019. The Advisory Agreement contains customary confidentiality, indemnification and no conflict language; and may be terminated by PEDEVCO or the advisor with 15 days prior written notice for any reason.

On January 13, 2020, restricted stock awards were granted to various employees and one consultant for an aggregate of 1,049,000 (including 924,000 restricted stock awards to officers of PEDEVCO) and 70,000 shares, respectively, of PEDEVCO Common Stock, under the Company’s Amended and Restated 2012 Equity Incentive Plan. The grant of the 1,049,000 shares of restricted stock vest as follows: 33.3% vest each subsequent year from the date of grant, contingent upon the recipient’s continued service with PEDEVCO. These shares have a total fair value of $1,172,000, based on the market price on the issuance date. The grant of the 70,000 shares of restricted stock vest as follows: 100% on the one-year anniversary of the grant date, subject to the recipient’s continued service with PEDEVCO. These shares have a total fair value of $118,000, based on the market price on the issuance date.

In February 2020, 55,000 shares of restricted common stock were forfeited to PEDEVCO and cancelled due to an employee termination. As a result, these shares are once again eligible to be awarded under PEDEVCO’s Amended and Restated 2012 Equity Incentive Plan.

On August 27, 2020, PEDEVCO granted (i) 100,000 shares of restricted PEDEVCO Common Stock under PEDEVCO’s Amended and Restated 2012 Equity Incentive Plan (the “Plan”) to Mr. John Scelfo, which shares vest on July 12, 2021, (ii) 70,000 shares of restricted PEDEVCO Common Stock under the Plan to Mr. H. Douglas Evans, which shares vest on September 27, 2021, and (iii) 70,000 shares of restricted PEDEVCO Common Stock under the Plan to Mr. Ivar Siem, which shares vest on July 12, 2021, in each case subject to the recipient of the shares being a member of PEDEVCO’s Board of Directors on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between PEDEVCO and each recipient. These restricted stock awards were issued and granted in consideration for Messrs. Scelfo, Evans and Siem serving as non-employee directors of PEDEVCO.

The awarded shares above are subject to trading restrictions, and forfeiture, subject to the vesting terms described above. When such securities are vested in accordance with their terms, the trading restrictions are lifted.

Stock-based compensation expense recorded related to restricted stock during the years ended December 31, 2019 and 2018 was $1,259,000 and $659,000, respectively. The remaining amount of unamortized stock-based compensation expense related to restricted stock at December 31, 2019 and 2018 was $999,000 and $967,000, respectively.

Options

On August 14, 2019, PEDEVCO issued 9,782 total shares of PEDEVCO Common Stock upon the cashless exercise of stock options to purchase an aggregate of 12,500 shares of PEDEVCO Common Stock with an exercise price of $0.31 per share, based on a then current market value of $1.42 per share, under the terms of the options. The options had an intrinsic value of $14,000 on the exercise date.

On September 27, 2018, PEDEVCO granted options to purchase an aggregate of 120,000 and 100,000 shares of PEDEVCO Common Stock an exercise price of $2.19 per share to John J. Scelfo, its Chairman, and H. Douglas Evans, a Director, respectively, all pursuant to PEDEVCO’s 2012 Amended and Restated Equity Incentive Plan and in consideration for their joining the PEDEVCO Board and committees thereof. The options have a term of five years and fully vest on the one-year anniversary of the vesting commencement date contingent upon the recipient’s continued service with PEDEVCO. The aggregate fair value of the options on the date of grant, using the Black-Scholes model, was $417,000. Variables used in the Black-Scholes option-pricing model for the options issued include: (1) a discount rate of 2.75%, (2) expected term of 3.0 years, (3) expected volatility of 171%, and (4) zero expected dividends.

On December 12, 2018, PEDEVCO granted options to purchase an aggregate of 50,000 shares of PEDEVCO Common Stock to an employee at an exercise price of $1.33 per share. The options have a term of five years and fully vest in December 2021. 33.3% vest each subsequent year from the date of grant contingent upon the recipient’s continued service with PEDEVCO. The aggregate fair value of the options on the date of grant, using the Black-Scholes model, was $59,000. Variables used in the Black-Scholes option-pricing model for the options issued include: (1) a discount rate of 2.75%, (2) expected term of 3.5 years, (3) expected volatility of 164%, and (4) zero expected dividends.

On January 13, 2020, PEDEVCO granted options to purchase an aggregate of 733,000 shares of PEDEVCO Common Stock to various PEDEVCO employees at an exercise price of $1.68 per share. The options have a term of five years and fully vest in January 2023, with 33.3% of each grant vesting each subsequent year from the date of grant, contingent upon each recipient’s continued service with PEDEVCO. The aggregate fair value of the options on the date of grant, using the Black-Scholes model, was $1,053,000. Variables used in the Black-Scholes option-pricing model for the options issued include: (1) a discount rate of 1.63%, (2) expected term of 3.5 years, (3) expected volatility of 155%, and (4) zero expected dividends.

Compensation of Directors

The following table sets forth compensation information with respect to PEDEVCO’s non-executive directors during its fiscal year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)*	Stock Awards ($)(1)(2)(3)	All Other Compensation ($)	Total ($)
John J. Scelfo	$—	$109,200	$—	$109,200
Ivar Siem	$—	$156,000	$—	$156,000
H. Douglas Evans	$—	$78,000	$—	$78,000
___________

*
The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)
Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the restricted stock grants, refer to “Note 11 – Stockholders’ Equity – Common Stock” of PEDEVCO’s audited consolidated financial statements included in this Information Statement. These amounts do not correspond to the actual value that will be recognized by the named individuals from these awards.

(2)
Mr. Scelfo, Mr. Evans and Mr. Siem received grants of 70,000, 50,000 and 50,000 shares of restricted stock, respectively, on August 28, 2019, each with an aggregate grant date fair value of $109,200, $78,000 and $78,000, respectively, which will vest in full on July 12, 2020, September 27, 2020 and July 12, 2020, respectively. For the year ended December 31, 2019, there was compensation of $88,000, related to these grants.

(3)
Mr. Siem also received an additional grant of 50,000 shares of restricted stock, on August 28, 2019, for advisory services provided to PEDEVCO with an aggregate grant date fair value of $78,000, which will vest in full on July 12, 2019. For the year ended December 31, 2019, there was compensation of $26,000, related to these grants.

Effective September 27, 2018, the PEDEVCO Board no longer has a formal compensation program; provided that the PEDEVCO Board and/or the Compensation Committee may authorize compensation (including, but not limited to cash, options and restricted stock) to the members of the PEDEVCO Board from time to time in their discretion.

Equity Compensation Plan Information

2012 Equity Incentive Plan

General. On June 26, 2012, the PEDEVCO Board adopted the Blast Energy Services, Inc. 2012 Equity Incentive Plan, which was approved by its stockholders on July 30, 2012 and subsequently renamed to the PEDEVCO Corp. 2012 Equity Incentive Plan in connection with PEDEVCO’s name change from Blast Energy Services, Inc. to PEDEVCO Corp. The 2012 Equity Incentive Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares. Subject to the provisions of the 2012 Equity Incentive Plan relating to adjustments upon changes in PEDEVCO Common Stock, an aggregate of 200,000 shares of PEDEVCO Common Stock were reserved for issuance under the 2012 Equity Incentive Plan. On April 23, 2014, the PEDEVCO Board adopted an amended and restated 2012 Equity Incentive Plan, to increase by 500,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on June 27, 2014. On July 27, 2015, the PEDEVCO Board adopted an amended and restated 2012 Equity Incentive Plan, to increase by 300,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on October 7, 2015. On October 21, 2016, the PEDEVCO Board adopted an amended and restated 2012 Equity Incentive Plan, to increase by 500,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on December 28, 2016. On November 6, 2017, the PEDEVCO Board adopted an amended and restated 2012 Equity Incentive Plan, to increase by 1,500,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on December 28, 2017. On August 10, 2018, the PEDEVCO Board adopted an amended and restated 2012 Equity Incentive Plan, to increase by 3,000,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on September 27, 2018. On July 1, 2019, the PEDEVCO Board adopted an amended and restated 2012 Equity Incentive Plan, to increase by 2,000,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on August 28, 2019. PEDEVCO refers to the 2012 Amended and Restated Incentive Plan as the 2012 Plan.

Purpose. The PEDEVCO Board adopted the 2012 Plan to provide a means by which its employees, directors and consultants may be given an opportunity to benefit from increases in the value of PEDEVCO Common Stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to PEDEVCO’s interests by offering them opportunities to acquire shares of PEDEVCO Common Stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.

Administration. Unless it delegates administration to a committee, the PEDEVCO Board administers the 2012 Plan. Subject to the provisions of the 2012 Plan, the PEDEVCO Board has the power to construe and interpret the 2012 Plan, and to determine: (a) the fair value of PEDEVCO Common Stock subject to awards issued under the 2012 Plan; (b) the persons to whom and the dates on which awards will be granted; (c) what types or combinations of types of awards will be granted; (d) the number of shares of PEDEVCO Common Stock to be subject to each award; (e) the time or times during the term of each award within which all or a portion of such award may be exercised; (f) the exercise price or purchase price of each award; and (g) the types of consideration permitted to exercise or purchase each award and other terms of the awards.

Eligibility. Incentive stock options may be granted under the 2012 Plan only to employees of PEDEVCO and its affiliates. Employees, directors and consultants of PEDEVCO and its affiliates are eligible to receive all other types of awards under the 2012 Plan.

Terms of Options and SARs. The exercise price of incentive stock options may not be less than the fair market value of PEDEVCO Common Stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of nonstatutory options also may not be less than the fair market value of PEDEVCO Common Stock on the date of grant.

Options granted under the 2012 Plan may be exercisable in cumulative increments, or “vest,” as determined by the PEDEVCO Board. The PEDEVCO Board has the power to accelerate the time as of which an option may vest or be exercised. The maximum term of options, SARs and performance shares and units under the 2012 Plan is ten years, except that in certain cases, the maximum term is five years. Options, SARs and performance shares and units awarded under the 2012 Plan generally will terminate three months after termination of the participant’s service, subject to certain exceptions.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option, SAR or performance share or unit. The PEDEVCO Board may grant nonstatutory stock options, SARs and performance shares and units that are transferable to the extent provided in the applicable written agreement.

Terms of Restricted Stock Awards. The PEDEVCO Board may issue shares of restricted stock under the 2012 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion.

Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to PEDEVCO or other restrictions that will lapse in accordance with a vesting schedule to be determined by the PEDEVCO Board. In the event a recipient’s employment or service with PEDEVCO terminates, any or all of the shares of PEDEVCO Common Stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to PEDEVCO in accordance with such restricted stock agreement.

Rights to acquire shares of PEDEVCO Common Stock under the restricted stock purchase or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the PEDEVCO Board shall determine in its discretion, so long as shares of PEDEVCO Common Stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Adjustment Provisions. If any change is made to the outstanding shares of PEDEVCO Common Stock without PEDEVCO’s receipt of consideration (whether through reorganization, stock dividend or stock split, or other specified change in PEDEVCO’s capital structure), appropriate adjustments may be made in the class and maximum number of shares of PEDEVCO Common Stock subject to the 2012 Plan and outstanding awards. In that event, the 2012 Plan will be appropriately adjusted in the class and maximum number of shares of PEDEVCO Common Stock subject to the 2012 Plan, and outstanding awards may be adjusted in the class, number of shares and price per share of PEDEVCO Common Stock subject to such awards.

Effect of Certain Corporate Events. In the event of (a) a liquidation or dissolution of PEDEVCO; (b) a merger or consolidation of PEDEVCO with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); (c) a sale of all or substantially all of the assets of PEDEVCO; or (d) a purchase or other acquisition of more than 50% of the outstanding stock of PEDEVCO by one person or by more than one person acting in concert, any surviving or acquiring corporation may assume awards outstanding under the 2012 Plan or may substitute similar awards. Unless the stock award agreement otherwise provides, in the event any surviving or acquiring corporation does not assume such awards or substitute similar awards, then the awards will terminate if not exercised at or prior to such event.

Duration, Amendment and Termination. The PEDEVCO Board may suspend or terminate the 2012 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2012 Plan will terminate ten years from the date of its adoption by the PEDEVCO Board, i.e., in June 2022.

The PEDEVCO Board may also amend the 2012 Plan at any time, and from time to time. However, except as it relates to adjustments upon changes in PEDEVCO Common Stock, no amendment will be effective unless approved by PEDEVCO’s stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. The PEDEVCO Board may submit any other amendment to the 2012 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

As of September 30, 2020, options to purchase 1,159,500 shares of PEDEVCO Common Stock and 5,390,130 shares of restricted stock have been issued under the 2012 Plan, with 1,412,870 shares of PEDEVCO Common Stock remaining available for issuance under the 2012 Plan. The options have a weighted average exercise price of $2.26 per share and have expiration dates ranging from 2021 to 2025.

2012 Pacific Energy Development (Pre-Merger) Plan

On February 9, 2012, prior to the Pacific Energy Development merger, Pacific Energy Development adopted the Pacific Energy Development 2012 Equity Incentive Plan (the “2012 Pre-Merger Plan”). PEDEVCO assumed the obligations of the 2012 Pre-Merger Plan pursuant to the Pacific Energy Development merger, though the 2012 Pre-Merger Plan has been superseded by the 2012 Plan (described above).

The 2012 Pre-Merger Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares. Subject to the provisions of the 2012 Pre-Merger Plan relating to adjustments upon changes in PEDEVCO Common Stock, an aggregate of 100,000 shares of PEDEVCO Common Stock have been reserved for issuance under the 2012 Pre-Merger Plan.

The board of directors of Pacific Energy Development adopted the 2012 Pre-Merger Plan to provide a means by which its employees, directors and consultants may be given an opportunity to benefit from increases in the value of its PEDEVCO Common Stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to PEDEVCO’s interests by offering them opportunities to acquire shares of PEDEVCO Common Stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.

The exercise price of incentive stock options may not be less than the fair market value of the PEDEVCO Common Stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of nonstatutory options also may not be less than the fair market value of the PEDEVCO Common Stock on the date of grant. Options granted under the 2012 Pre-Merger Plan may be exercisable in cumulative increments, or “vest,” as determined by the board of directors of Pacific Energy Development at the time of grant.

Shares of restricted stock could be issued under the 2012 Pre-Merger Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in the sole discretion of the Pacific Energy Development board of directors. Shares of restricted stock acquired under a restricted stock purchase or grant agreement could, but need not, be subject to forfeiture or other restrictions that will lapse in accordance with a vesting schedule determined by the board of directors of Pacific Energy Development at the time of grant. In the event a recipient’s employment or service with PEDEVCO terminates, any or all of the shares of PEDEVCO Common Stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to PEDEVCO in accordance with such restricted stock agreement.

Appropriate adjustments may be made to outstanding awards in the event of changes in outstanding shares of PEDEVCO Common Stock, whether through reorganization, stock dividend or stock split, or other specified change in capital structure of PEDEVCO. In the event of liquidation, merger or consolidation, sale of all or substantially all of the assets of PEDEVCO, or other change in control, any surviving or acquiring corporation may assume awards outstanding under the 2012 Pre-Merger Plan or may substitute similar awards. Unless the stock award agreement otherwise provides, in the event any surviving or acquiring corporation does not assume such awards or substitute similar awards, then the awards will terminate if not exercised at or prior to such event.

As of the date of PEDEVCO’s Annual Report on Form 10-K for the year ended December 31, 2019, 21,635 options remain outstanding under the 2012 Pre-Merger Plan. These options have a weighted average exercise price of $4.98 per share and have expiration dates ranging from May 31, 2021 to June 18, 2022.

Agreements with Current Named Executive Officers

Dr. Simon Kukes

Dr. Kukes has agreed to receive an annual salary of $1 as his compensation for serving as Chief Executive Officer of PEDEVCO and as a member of the PEDEVCO Board and to not charge PEDEVCO for any personal business expenses he incurs in connection with such positions. Notwithstanding the above, Dr. Kukes was not paid any salary for 2019 or 2018.

J. Douglas Schick

On August 1, 2018, in connection with his appointment as President of PEDEVCO, PEDEVCO entered into an offer letter with J. Douglas Schick (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Schick agreed to serve as President of PEDEVCO on an at-will basis; PEDEVCO agreed to pay Mr. Schick $20,833 per month (as reduced by the Temporary Salary Reductions as discussed below) and that Mr. Schick is eligible for an annual bonus in the discretion of PEDEVCO totaling up to 40% of his then current salary and may also receive grants of restricted stock and options in the PEDEVCO Board’s sole discretion. Mr. Schick’s employment may be terminated by him or PEDEVCO with 30 days prior written notice. In the event Mr. Schick’s employment with PEDEVCO is terminated by PEDEVCO without “Cause,” PEDEVCO will (a) pay Mr. Schick an amount equal to twelve (12) months of his then-current annual base salary, and (b) immediately accelerate by twelve (12) months the vesting of all outstanding PEDEVCO restricted stock and options exercisable for PEDEVCO capital stock held by Mr. Schick. For purposes of the Offer Letter, “Cause” means Mr. Schick’s (1) conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; (2) fraud on or misappropriation of any funds or property of the Company or any of its affiliates, customers or vendors; (3) act of material dishonesty, willful misconduct, willful violation of any law, rule or regulation, or breach of fiduciary duty involving personal profit, in each case made in connection with his responsibilities as an employee, officer or director of PEDEVCO and which has, or could reasonably be deemed to result in, a material adverse effect upon PEDEVCO; (4) illegal use or distribution of drugs; (5) willful material violation of any policy or code of conduct of PEDEVCO; or (6) material breach of any provision of the Offer Letter or any other employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by him for the benefit of PEDEVCO or any of its affiliates, all as reasonably determined in good faith by the PEDEVCO Board. However, an event that is or would constitute “Cause” shall cease to be “Cause” if he reverses the action or cures the default that constitutes “Cause” within 10 days after PEDEVCO notifies him in writing that Cause exists.

The Offer Letter contains standard confidentiality provisions; a standard non-compete restriction prohibiting Mr. Schick from competing against PEDEVCO during the term of his employment and for one year thereafter in connection with any directly competitive enterprise, commercial venture, or project involving petroleum exploration, development, or production activities in the same geographic areas as PEDEVCO’s activities or doing business with PEDEVCO during the six-month period before the termination of his employment, with certain exceptions; and a non-solicitation provision prohibiting him from inducing or attempting to induce any employee of PEDEVCO from leaving their employment with PEDEVCO and/or attempting to induce any consultant, service provider, customer or business relation of PEDEVCO from terminating their relationship with PEDEVCO during the term of his employment and for one year thereafter.

On March 31, 2020, Mr. Schick and the Company entered into an amendment to his Offer Letter discussed in greater detail below under “Temporary Salary Reductions and Amendments to Employment Agreements”.

Clark R. Moore

Pacific Energy Development, PEDEVCO’s wholly-owned subsidiary, has entered into an employment agreement, dated June 10, 2011, as amended January 11, 2013, with Clark Moore, its Executive Vice President, Secretary and General Counsel (the “Moore Employment Agreement”), pursuant to which, effective June 1, 2011, Mr. Moore has been employed by Pacific Energy Development, with a current annual base salary of $250,000 (which has been reduced by the Temporary Salary Reductions discussed below), and a target annual cash bonus of between 20% and 40% of his base salary, awardable by the PEDEVCO Board in its discretion. In addition, Mr. Moore’s employment agreement includes, among other things, severance payment provisions that would require PEDEVCO to make lump sum payments equal to 18 months’ salary and target bonus to Mr. Moore in the event his employment is terminated due to his death or disability, terminated without “Cause” or if he voluntarily resigns for “Good Reason” (36 months in connection with a “Change of Control”), and continuation of benefits for up to 36 months (48 months in connection with a “Change of Control”), as such terms are defined in the employment agreement. The employment agreement also prohibits Mr. Moore from engaging in competitive activities during and following termination of his employment that would result in disclosure of PEDEVCO’s confidential information, but does not contain a general restriction on engaging in competitive activities.

For purposes of the Moore Employment Agreement, the term “Cause” means his (1) conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; (2) fraud on or misappropriation of any funds or property of PEDEVCO or any of its affiliates, customers or vendors; (3) act of material dishonesty, willful misconduct, willful violation of any law, rule or regulation, or breach of fiduciary duty involving personal profit, in each case made in connection with his responsibilities as an employee, officer or director of PEDEVCO and which has, or could reasonably be deemed to result in, a Material Adverse Effect upon PEDEVCO; (4) illegal use or distribution of drugs; (5) material violation of any policy or code of conduct of PEDEVCO; or (6) material breach of any provision of the employment agreement or any other employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by him for the benefit of PEDEVCO or any of its affiliates, all as reasonably determined in good faith by the PEDEVCO Board. However, an event that is or would constitute “Cause” shall cease to be “Cause” if he reverses the action or cures the default that constitutes “Cause” within 10 days after PEDEVCO notifies him in writing that Cause exists. No act or failure to act on Mr. Moore’s part will be considered “willful” unless it is done, or omitted to be done, by him in bad faith or without reasonable belief that such action or omission was in the best interests of PEDEVCO. Any act or failure to act that is based on authority given pursuant to a resolution duly passed by the PEDEVCO Board, or the advice of counsel to PEDEVCO, shall be conclusively presumed to be done, or omitted to be done, in good faith and in the best interests of PEDEVCO.

For purposes of the Moore Employment Agreement, “Material Adverse Effect” means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations or results of operations of PEDEVCO or its subsidiaries, taken as a whole.

For purposes of the Moore Employment Agreement, “Good Reason” means the occurrence of any of the following without his written consent: (a) the assignment to him of duties substantially inconsistent with this employment agreement or a material adverse change in his titles or authority; (b) any failure by PEDEVCO to comply with the compensation provisions of the agreement in any material way; (c) any material breach of the employment agreement by PEDEVCO; or (d) the relocation of him by more than fifty (50) miles from the location of PEDEVCO’s office located in Danville, California. However, an event that is or would constitute “Good Reason” shall cease to be “Good Reason” if: (i) he does not terminate employment within 45 days after the event occurs; (ii) before he terminates employment, PEDEVCO reverses the action or cure the default that constitutes “Good Reason” within 10 days after he notifies PEDEVCO in writing that Good Reason exists; or (iii) he was a primary instigator of the “Good Reason” event and the circumstances make it inappropriate for him to receive “Good Reason” termination benefits under the employment agreement (e.g., he agrees temporarily to relinquish his position on the occurrence of a merger transaction he assists in negotiating).

For purposes of the Moore Employment Agreement, “Change of Control” means: (i) a merger, consolidation or sale of capital stock by existing holders of capital stock of PEDEVCO that results in more than 50% of the combined voting power of the then outstanding capital stock of PEDEVCO or its successor changing ownership; (ii) the sale, or exclusive license, of all or substantially all of PEDEVCO’s assets; or (iii) the individuals constituting the PEDEVCO Board as of the date of the employment agreement (the “Incumbent Board of Directors”) cease for any reason to constitute at least 1/2 of the members of the PEDEVCO Board; provided, however, that if the election, or nomination for election by PEDEVCO’s stockholders, of any new director was approved by a vote of the Incumbent Board of Directors, such new director shall be considered a member of the Incumbent Board of Directors. Notwithstanding the foregoing and for purposes of clarity, a transaction shall not constitute a Change in Control if: (w) its sole purpose is to change the state of PEDEVCO’s incorporation; (x) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held PEDEVCO’s securities immediately before such transaction; or (y) it is a transaction effected primarily for the purpose of financing PEDEVCO with cash (as determined by the PEDEVCO Board in its discretion and without regard to whether such transaction is effectuated by a merger, equity financing or otherwise).

On March 31, 2020, Mr. Moore and PEDEVCO entered into an amendment to his employment agreement discussed in greater detail below under “Temporary Salary Reductions and Amendments to Employment Agreements”.

Paul A. Pinkston

On December 1, 2018, PEDEVCO appointed Mr. Pinkston as the Chief Accounting Officer of PEDEVCO and Mr. Pinkston commenced employment with PEDEVCO pursuant to the terms of an Offer Letter, dated October 16, 2018, and effective December 1, 2018, entered into by and between PEDEVCO and Mr. Pinkston (the “Pinkston Offer Letter”). Also effective on December 1, 2018, Mr. Pinkston commenced serving as PEDEVCO’s Principal Financial and Accounting Officer of PEDEVCO.

Pursuant to the Pinkston Offer Letter, Mr. Pinkston agreed to serve as Chief Accounting Officer of PEDEVCO on an at-will basis, PEDEVCO agreed to pay Mr. Pinkston $11,666.67 per month (subject to the Temporary Salary Reductions discussed below), Mr. Pinkston is eligible for an annual bonus in the discretion of the PEDEVCO Board totaling up to 30% of his then current salary, Mr. Pinkston may also receive grants of restricted stock and options in the PEDEVCO Board’s sole discretion, and Mr. Pinkston’s employment may be terminated by him or PEDEVCO with 30 days prior written notice. In addition, Mr. Pinkston was granted 30,000 shares of PEDEVCO’s Common Stock under PEDEVCO’s employee equity incentive plan, 50% of which shares vest on Mr. Pinkston’s one (1) year anniversary of his employment commencement date, and 50% of which shares vest on Mr. Pinkston’s two (2) year anniversary of his employment commencement date, subject to Mr. Pinkston’s continued service with PEDEVCO and the terms of a Board-approved restricted stock purchase agreement entered into between Mr. Pinkston and PEDEVCO.

The Pinkston Offer Letter contains standard confidentiality provisions and a standard a non-solicitation provision prohibiting him from inducing or attempting to induce any employee of PEDEVCO from leaving their employment with PEDEVCO and/or attempting to induce any consultant, service provider, customer or business relation of PEDEVCO from terminating their relationship with PEDEVCO during the term of his employment and for one year thereafter.

Temporary Salary Reductions and Amendments to Employment Agreements

On March 31, 2020, as part of PEDEVCO s efforts to reduce operating and corporate costs, the independent Compensation Committee of the PEDEVCO Board approved a 20% reduction in salary for all of PEDEVCO’s salaried employees, effective April 1, 2020 (the “Temporary Salary Reductions”).

In connection with the 20% salary reduction, on March 31, 2020, PEDEVCO and each of Mr. Douglas J. Schick, PEDEVCO’s President, and Mr. Clark R. Moore, its Executive Vice President, General Counsel, and Secretary, entered into amendments to their respective employment agreements (the “Amendments”) to effect the salary reductions on a temporary basis, until such time as PEDEVCO determines, in its reasonable discretion, that oil markets have recovered to acceptable levels (the “Salary Reduction Period”), which determination has not been made to date. The Amendments to Messrs. Schick’s and Moore’s employment agreements do not, however, reduce the amount of severance compensation that such executive would receive under their respective employment agreements in the event of an applicable termination of their respective employment, subject to the terms of such employment agreements.

In addition, the amendment entered into with Mr. Schick includes a provision whereby, in the event Mr. Schick’s employment with PEDEVCO is voluntarily terminated by him due to PEDEVCO failing to pay his base salary (as currently reduced as disclosed above) without his written consent, PEDEVCO will (a) continue to pay Mr. Schick an amount equal to his base salary as in effect immediately before his termination of employment on the same bi-monthly schedule and amounts (less required withholdings) as he received such salary payments prior to his date of termination (the “Cash Payments”), which Cash Payments shall be reported by PEDEVCO on IRS Form 1099 as income to Mr. Schick and will continue until the earlier to occur of (x) the date that is twelve (12) months after the termination of his employment or (y) the date that he commences employment with another employer that pays him a base salary equal to, or greater than, his base salary as in effect immediately before his termination of employment, provided that, if his new employer pays him less than his PEDEVCO base salary, he shall only be entitled to Cash Payment amounts going forward through the remainder of the twelve (12) month term equal to (i) his Company base salary at the time of his termination minus the salary he receives from his new employer; and (b) continue to vest his outstanding PEDEVCO restricted stock and options exercisable for PEDEVCO capital stock issued to him by PEDEVCO which are then held by him on his date of termination on their then-current vesting schedules during the period of up to twelve (12) months that he continues to receive the Cash Payments, in exchange for a full and complete release of claims against PEDEVCO, its affiliates, officers and directors in a form reasonably acceptable to PEDEVCO. Upon the date that his Cash Payments discontinue, he shall no longer continue to vest into any outstanding PEDEVCO restricted stock or options. The Cash Payments payable to Mr. Schick and the other amounts, based on his salary, which may be due to him upon termination of his offer letter upon certain events, and subject to the terms thereof, during the Salary Reduction Period will continue to be based on Mr. Schick’s non-reduced salary.

As discussed above, Dr. Simon Kukes, PEDEVCO’s Chief Executive Officer and director, has agreed to receive an annual salary of $1 as his compensation for serving as Chief Executive Officer of PEDEVCO and as a member of the PEDEVCO Board and to not charge PEDEVCO for any personal business expenses he incurs in connection with such positions. PEDEVCO does not currently have a formal written agreement in place with Dr. Kukes. To date, Dr. Kukes has not accepted any salary from PEDEVCO (including his $1 annual compensation).

Agreements with Former Named Executive Officers

Frank C. Ingriselli

Mr. Frank C. Ingriselli entered into an Employment Agreement with Pacific Energy Development, PEDEVCO’s wholly-owned subsidiary on May 10, 2018 (the “Ingriselli Employment Agreement”). Pursuant to the Ingriselli Employment Agreement, which had an effective date of June 1, 2018, Mr. Ingriselli served as PEDEVCO’s President at an annual base salary of $250,000, and a target annual cash bonus of between 20% and 40% of his base salary, awardable by the PEDEVCO Board in its discretion. PEDEVCO also agreed to pay Mr. Ingriselli standard benefits as other executive officers of PEDEVCO. In addition, the Ingriselli Employment Agreement included certain termination and severance provisions which provided for, among other things, severance payment provisions that would require PEDEVCO to make lump sum payments equal to 18 months’ salary and target bonus (payable within thirty days after termination) to Mr. Ingriselli in the event his employment was terminated due to his death or disability, terminated without “Cause” or if he voluntarily resigned for “Good Reason” (36 months in connection with a “Change of Control”), and continuation of benefits for up to 36 months (48 months in connection with a “Change of Control”), as such terms are defined in the Ingriselli Employment Agreement.

The definitions of “Cause” (including the applicable cure provisions associated therewith), “Material Adverse Effect”, “Good Reason” and “Change of Control” in Mr. Ingriselli’s employment agreement were substantially the same as in Mr. Moore’s employment agreement as discussed above.

In addition, as additional consideration for Mr. Ingriselli rejoining PEDEVCO as its President (which position he held until August 2018) and Chief Executive Officer (which position he held until July 2018), on May 10, 2018, PEDEVCO granted Mr. Ingriselli 80,000 shares of restricted PEDEVCO Common Stock under PEDEVCO’s Amended and Restated 2012 Equity Incentive Plan, vesting with respect to 60,000 shares on the six (6) month anniversary of June 1, 2018 and 20,000 of the shares on the nine (9) month anniversary of June 1, 2018, subject to his continued service as an employee of or consultant to PEDEVCO on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between PEDEVCO and Mr. Ingriselli.

In an effort to reduce the general and administrative expenses of PEDEVCO, Mr. Ingriselli, PEDEVCO’s then-Chairman and former President and Chief Executive Officer, agreed to retire from PEDEVCO as an employee, effective September 6, 2018.  Mr. Ingriselli continued as the Non-Executive Chairman of the PEDEVCO Board until his resignation from the PEDEVCO Board on September 27, 2018, and continued to work with PEDEVCO in a transitional consulting capacity until October 1, 2018 (the “Ingriselli Transition Period”) through his wholly-owned consulting firm, Global Ventures Investments Inc. (“GVEST”), pursuant to an Agreement dated September 6, 2018, entered into by and between PEDEVCO and GVEST (the “Consulting Agreement”).   Pursuant to the Consulting Agreement, through GVEST Mr. Ingriselli agreed to provide PEDEVCO with services in the areas of investor relations, public relations, financing strategies, corporate strategies and development of business opportunities through the Ingriselli Transition Period in exchange for the acceleration of vesting of an aggregate of 140,000 shares of restricted PEDEVCO Common Stock previously issued to Mr. Ingriselli by PEDEVCO (the “Unvested Ingriselli Shares”), which would have otherwise vested in full on March 1, 2019, subject to Mr. Ingriselli’s continued service to PEDEVCO, and would have otherwise been forfeited by Mr. Ingriselli upon his resignation prior to such vesting date.  In addition, the Company and Mr. Ingriselli entered into an Employee Separation and Release dated September 6, 2018 (the “Ingriselli Separation Agreement”), pursuant to which Mr. Ingriselli agreed to (i) waive all severance benefits to which he was entitled under his Executive Employment Agreement dated May 10, 2018 (the “Ingriselli Employment Agreement”), including, but not limited to, waiver of any payments by PEDEVCO to Mr. Ingriselli of a lump sum payment equal to up to eighteen (18) months’ salary and 30% bonus, and continued medical benefits for up to three (3) years, in the event of Mr. Ingriselli’s termination under certain circumstances, pursuant to the terms of the Ingriselli Employment Agreement, and (ii) fully-release PEDEVCO from all claims, in exchange for PEDEVCO agreeing to (x) allow Mr. Ingriselli to transfer the Unvested Ingriselli Shares to GVEST, and (y) pay a lump sum cash payment of $350,000 to Mr. Ingriselli after seven (7) days following the effectiveness of the Separation Agreement, which PEDEVCO paid in full.

Michael L. Peterson

PEDEVCO and Mr. Peterson (who previously served as PEDEVCO’s President and Chief Executive Officer) entered into a customary Employee Separation and Release on May 10, 2018 (the “Separation Agreement”), pursuant to which Mr. Peterson agreed to fully-release PEDEVCO from all claims, in exchange for PEDEVCO agreeing to make a lump sum payment of $20,000 upon effectiveness of the Separation Agreement. In addition, in order to assist in the transition of his executive duties to Mr. Ingriselli, and to continue to support PEDEVCO’s ongoing efforts to restructure its debt prior to its maturity in the second quarter of 2019, Mr. Peterson agreed to continue to work with PEDEVCO in a consulting capacity for a period of twelve (12) months commencing June 1, 2018 (the “Consulting Term”, which was renewable thereafter for additional one month terms pursuant to the terms of the agreement) pursuant to an Independent Contractor Agreement dated May 10, 2018 entered into by and between PEDEVCO and Mr. Peterson (the “Peterson Consulting Agreement”).   Pursuant to the Peterson Consulting Agreement, Mr. Peterson provided PEDEVCO with executive transition, debt restructuring, strategic planning and capital markets support and services through the Consulting Term in exchange for monthly fee of $5,000. The Peterson Consulting Agreement is terminable by PEDEVCO at any time for “Cause”, as similarly defined under the Ingriselli Employment Agreement as described above. PEDEVCO terminated the Peterson Consulting Agreement effective June 30, 2019.

On September 1, 2011, Pacific Energy Development, PEDEVCO’s wholly-owned subsidiary, entered into a Consulting Agreement engaging Michael L. Peterson to serve as Executive Vice President of Pacific Energy Development. This Consulting Agreement was superseded by an employment offer letter dated February 1, 2012, which employment offer letter was later amended and restated in full on June 16, 2012 and further amended on April 25, 2016 in connection with his promotion to the office of Chief Executive Officer of PEDEVCO. Pursuant to Mr. Peterson’s employment offer letter, Mr. Peterson served the Chief Executive Officer and President of PEDEVCO (positions he held until May 31, 2018) at an annual base salary of $300,000, and a target annual cash bonus of between 20% and 40% of his base salary, awardable by the PEDEVCO Board in its discretion. Mr. Peterson’s employment offer letter was terminated on May 31, 2018.

Gregory Overholtzer

Mr. Overholtzer served as the Chief Financial Officer of PEDEVCO from May 2016 to December 31, 2018, and formerly as PEDEVCO’s Corporate Controller from January 2012 to May 2016, and as PEDEVCO’s Vice President, Finance and Corporate Controller from June 2012 to May 2016.  Effective May 1, 2016, in connection with Mr. Overholtzer’s appointment as Chief Financial Officer of PEDEVCO, PEDEVCO entered into an Amendment No. 1 to Employment Agreement on April 25, 2016 with Mr. Overholtzer (the “Amended Overholtzer Employment Agreement”), which amended that certain Employment Letter Agreement dated June 16, 2012, entered into by and between PEDEVCO as successor-in-interest to Pacific Energy Development Corp. and Mr. Overholtzer in connection with his original employment with PEDEVCO, and provided that PEDEVCO may terminate Mr. Overholtzer’ s employment for any reason with thirty (30) days prior written notice (the “Overholtzer Employment Agreement”). Mr. Overholtzer had an annual base salary of $190,000, and was eligible for a discretionary cash performance bonus each year of up to 30% of his then-current annual base salary.

In connection with PEDEVCO’s consolidation of accounting operations to its new Houston, Texas headquarters, on December 31, 2018, the Company and Mr. Overholtzer entered into a Separation and General Release Agreement (the “Overholtzer Separation Agreement”) pursuant to which, effective December 31, 2018 (the “Overholtzer Separation Date”), Mr. Overholtzer and the Company mutually agreed to discontinue Mr. Overholtzer’s employment with PEDEVCO and Mr. Overholtzer resigned from all positions held with PEDEVCO and its subsidiaries. Mr. Overholtzer continued to work with PEDEVCO in a transitional consulting capacity until April 7, 2019 (the “Transition Period”) pursuant to a Consulting Agreement entered into by and between PEDEVCO and Mr. Overholtzer on January 1, 2019 (the “Overholtzer Consulting Agreement”).   Pursuant to the Overholtzer Consulting Agreement, Mr. Overholtzer agreed to provide accounting and financial reporting services and support to PEDEVCO for an average of up to six (6) hours per week during the Overholtzer Transition Period in exchange for cash compensation of $15,000 per month and continued COBRA insurance coverage for Mr. Overholtzer and his dependents paid for by PEDEVCO during the Overholtzer Transition Period. Upon the successful conclusion of the Overholtzer Transition Period, (i) the Company agreed to accelerate the vesting of an aggregate of 20,000 shares of restricted PEDEVCO Common Stock previously issued to Mr. Overholtzer by PEDEVCO (the “Unvested Overholtzer Shares”), which would have otherwise vested ratably over three years through December 12, 2021, subject to Mr. Overholtzer’s continued service to PEDEVCO, and which would have otherwise been forfeited by Mr. Overholtzer upon his separation from PEDEVCO prior to such vesting date, (ii) PEDEVCO agreed to accelerate the vesting of options to purchase an aggregate of 30,000 shares of PEDEVCO Common Stock at an exercise price of $0.3088 per share previously issued to Mr. Overholtzer by PEDEVCO (the “Unvested Overholtzer Options”), which would have otherwise vested in full on June 28, 2019, subject to Mr. Overholtzer’s continued service to PEDEVCO, and which would have otherwise been forfeited by Mr. Overholtzer upon his separation from PEDEVCO prior to such vesting date, and (iii) PEDEVCO agreed to extend the exercise period for all of Mr. Overholtzer’s options for a period of three (3) years following the Overholtzer Separation Date (regardless of their original terms).  In addition, pursuant to the Overholtzer Separation Agreement, Mr. Overholtzer agreed to fully-release PEDEVCO from all claims in exchange for PEDEVCO agreeing to pay a lump sum cash payment of $15,833.33 to Mr. Overholtzer following the effectiveness of the Overholtzer Separation Agreement.

Certain Relationships and Related Party Transactions

Except as discussed below, referenced below, or otherwise disclosed above under “Executive Compensation”, “Agreements with Current Named Executive Officers” and “Agreements with Former Named Executive Officers”, there have been no transactions since January 1, 2018, and there is not currently any proposed transaction, in which PEDEVCO was or is to be a participant, where the amount involved exceeds $120,000, and in which any officer, director, or any stockholder owning greater than five percent (5%) of its outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

Certain Agreements

On September 20, 2018, SK Energy, a company wholly-owned by PEDEVCO’s Chief Executive Officer and director, Dr. Simon Kukes, entered into an agreement with American Resources Inc. (“American”), whose principals are Ivar Siem, a member of the PEDEVCO Board, and J. Douglas Schick, the President of PEDEVCO. Pursuant to the agreement, American agreed to assist Dr. Kukes with his investments in PEDEVCO and SK Energy agreed to pay American 25% of the profit realized PEDEVCO by SK Energy, if any, following the sale or disposal of the securities of PEDEVCO which SK Energy holds and may acquire in the future (prior to such sale/disposition). The profit is to be calculated based on (x) the amount of consideration received by SK Energy in connection with the sale of such securities, minus (y) the consideration paid by SK Energy for the securities, increased by 10% each year that such securities are held. The agreement has a term of four years, but can be terminated at any time by SK Energy with written notice to American.

Effective November 8, 2019, PEDEVCO entered into an Advisory Agreement and Restricted Shares Grant Agreement with Viktor Tkachev, a greater than 10% stockholder of PEDEVCO (who acquired $12 million of shares of common stock on September 17, 2019), under which Mr. Tkachev agreed to provide strategic planning and business development services, and pursuant to which 100,000 shares of restricted common stock were awarded to Mr. Tkachev under PEDEVCO’s Amended and Restated 2012 Equity Incentive Plan, vesting in full on the six-month anniversary of the grant date, subject to his continued service with PEDEVCO, in consideration for advisory services to be provided by Mr. Tkachev to PEDEVCO. The Advisory Agreement contains customary confidentiality, indemnification and no conflict language, and may be terminated by PEDEVCO or the advisor with 15 days prior written notice for any reason.

Effective November 8, 2019, PEDEVCO entered into an Advisory Agreement with Ivar Siem, a member of the PEDEVCO Board, pursuant to which the 50,000 restricted shares of common stock previously awarded to Mr. Siem on August 28, 2019 under the Plan continue to vest, with 100% vesting on July 12, 2020, subject to Mr. Siem continuing to provide advisory services to PEDEVCO on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between PEDEVCO and Mr. Siem on August 28, 2019. The Advisory Agreement contains customary confidentiality, indemnification and no conflict language; and may be terminated by PEDEVCO or the advisor with 15 days prior written notice for any reason.

Effective August 27, 2020, PEDEVCO granted 70,000 shares of restricted PEDEVCO Common Stock under the Plan to Viktor Tkachev, a greater than 10% shareholder of PEDEVCO (who acquired $12 million of shares of common stock on September 17, 2019), which shares vest on February 27, 2021, subject to Mr. Tkachev’s continued service to PEDEVCO under that certain Advisory Agreement, dated November 8, 2019, entered into by and between Mr. Tkachev and PEDEVCO (the “Advisory Agreement”) and a Restated Shares Grant Agreement entered into by and between Mr. Tkachev and PEDEVCO. This restricted stock award was issued and granted in consideration for Mr. Tkachev serving as an advisor to PEDEVCO.

SK Energy Note and Related Transactions

On June 26, 2018, PEDEVCO borrowed $7.7 million from SK Energy, which amount was evidenced by a Promissory Note dated June 25, 2018, in the amount of $7.7 million (the “SK Energy Note”). SK Energy is 100% owned and controlled by Dr. Simon Kukes, PEDEVCO’s Chief Executive Officer and director. The SK Energy Note accrues interest monthly at 8% per annum, payable quarterly (beginning October 15, 2018), in either cash or shares of common stock (at the option of PEDEVCO), or with the consent of SK Energy, such interest may be accrued and capitalized. If interest on the SK Energy Note is paid in common stock, SK Energy will be due that number of shares of common stock as equals the amount due divided by the average of the closing sales prices of PEDEVCO Common Stock for the ten trading days immediately preceding the last day of the calendar quarter prior to the applicable payment date, rounded up to the nearest whole share of common stock (the “Interest Shares”). The SK Energy Note is due and payable on June 25, 2021, but may be prepaid at any time, without penalty. Other than in connection with the Interest Shares. The SK Energy Note contains standard and customary events of default and upon the occurrence of an event of default, the amount owed under the SK Energy Note accrues interest at 10% per annum. As additional consideration for SK Energy agreeing to the terms of the SK Energy Note, PEDEVCO issued SK Energy 600,000 shares of common stock (the “Loan Shares”).

As part of the same transaction and as a required condition to closing the sale of the SK Energy Note, SK Energy entered into a Stock Purchase Agreement with Golden Globe Energy (US), LLC (“GGE”), the then holder of outstanding 66,625 shares of Series A Convertible Preferred Stock (convertible pursuant to their terms into 6,662,500 shares of PEDEVCO Common Stock – 47.6% of PEDEVCO’s then outstanding shares post-conversion), pursuant to which on June 25, 2018, SK Energy purchased, for $100,000, all of the Series A Convertible Preferred Stock).

Series A Convertible Preferred Stock Amendment and Conversion

In connection with the Stock Purchase Agreement, and immediately following the closing of the acquisition described in the Stock Purchase Agreement (discussed above), PEDEVCO and SK Energy, as the then holder of all of the then outstanding shares of Series A Convertible Preferred Stock, agreed to the filing of an Amendment to the Amended and Restated Certificate of Designations of PEDEVCO Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series A Convertible Preferred Stock (the “Preferred Amendment”), which amended the designation of the Series A Convertible Preferred Stock (the “Designation”) to remove the beneficial ownership restriction contained therein, which prevented any holder of Series A Convertible Preferred Stock from converting such Series A Convertible Preferred Stock into shares of PEDEVCO Common Stock if such conversion would result in the holder thereof holding more than 9.9% of then outstanding PEDEVCO Common Stock. PEDEVCO filed the Preferred Amendment with the Secretary of State of Texas on June 26, 2018.

On July 3, 2018, SK Energy converted all of the Series A Convertible Preferred Stock shares it acquired pursuant to the Stock Purchase Agreement with GGE, pursuant to their terms, into 6,662,500 shares of PEDEVCO Common Stock, representing 45.3% of then outstanding PEDEVCO Common Stock, and resulting in approximately 14,717,119 shares of PEDEVCO Common Stock being issued and outstanding. The issuance was deemed a change of control under applicable NYSE American rules and regulations, provided that such issuance was previously approved at the 2015 annual meeting of stockholders of PEDEVCO held on October 7, 2015. The conversion transaction constituted a change in control of PEDEVCO under applicable NYSE American rules and regulations. The shares of common stock issued upon conversion of the Series A Convertible Preferred Stock, together with the Loan Shares (issued to SK Energy on June 26, 2018) totaled 49.9% of the then outstanding shares of common stock, which shares are beneficially owned by SK Energy and Dr. Kukes.

Convertible Note Sales

On August 1, 2018, PEDEVCO raised $23,600,000 through the sale of $23,600,000 in Convertible Promissory Notes (the “Convertible Notes”). A total of $22,000,000 in Convertible Notes was purchased by SK Energy; $200,000 in Convertible Notes was purchased by an executive officer of SK Energy; $500,000 in Convertible Notes was purchased by a trust affiliated with John J. Scelfo, a director of PEDEVCO; $500,000 in Convertible Notes was purchased by an entity affiliated with Ivar Siem, PEDEVCO’s director, and J. Douglas Schick, who was appointed as the President of PEDEVCO on August 1, 2018; $200,000 in Convertible Notes was purchased by H. Douglas Evans, who was appointed as a member of the PEDEVCO Board on September 27, 2018; and $200,000 in Convertible Notes were purchased by an unaffiliated party.

The Convertible Notes accrue interest monthly at 8.5% per annum, which interest is payable on the maturity date unless otherwise converted into PEDEVCO Common Stock as described below.

The Convertible Notes and all accrued interest thereon are convertible into shares of PEDEVCO Common Stock, from time to time after August 29, 2018, at the option of the holders thereof, at a conversion price equal to the greater of (x) $0.10 above the greater of the book value of PEDEVCO Common Stock and the closing sales price of PEDEVCO Common Stock on the date the Convertible Notes were entered into (the “Book/Market Price”) (which was $2.13 per share); (y) $1.63 per share; and (z) the VWAP Price, defined as the volume weighted average price (calculated by aggregate trading value on each trading day) of PEDEVCO Common Stock for the 20 trading days ending August 29, 2018, which price was $2.08 per share, and which conversion price is therefore $2.13 per share.

The conversion of the SK Energy Convertible Note is subject to a 49.9% conversion limitation (for so long as SK Energy or any of its affiliates holds such note), which prevents the conversion of any portion thereof into common stock of PEDEVCO if such conversion would result in SK Energy beneficially owning (as such term is defined in the Exchange Act) (“Beneficially Owning”) more than 49.9% of the outstanding shares of PEDEVCO Common Stock.

The conversion of the other Convertible Notes is subject to a 4.99% conversion limitation, at any time such note is Beneficially Owned by any party other than (i) SK Energy or any of its affiliates (which is subject to the separate conversion limitation described above); (ii) any officer of PEDEVCO; (iii) any director of PEDEVCO; or (iv) any person which at the time of first obtaining Beneficial Ownership of the Convertible Note beneficially owns more than 9.99% of the outstanding PEDEVCO Common Stock or voting stock (collectively (ii) through (iv), “Borrower Affiliates”). The Convertible Notes are not subject to a conversion limitation at any time they are owned or held by Borrower Affiliates.

The Convertible Notes are due and payable on August 1, 2021, but may be prepaid at any time, without penalty. The Convertible Notes contain standard and customary events of default and upon the occurrence of an event of default, the amount owed under the Convertible Notes accrues interest at 10% per annum.

The terms of the Convertible Notes may be amended or waived and such amendment or waiver shall be applicable to all of the Convertible Notes with the written consent of Convertible Note holders holding at least a majority in interest of the then aggregate dollar value of Convertible Notes outstanding.

Additional Convertible Note Sales

On October 25, 2018, PEDEVCO borrowed an additional $7.0 million from SK Energy, through the issuance of a convertible promissory note in the amount of $7.0 million (the “October 2018 Convertible Note”). The October 2018 Convertible Note accrues interest monthly at 8.5% per annum, which is payable on the maturity date, unless otherwise converted into shares of PEDEVCO Common Stock as described below. The October 2018 Convertible Note and all accrued interest thereon are convertible into shares of PEDEVCO Common Stock, at the option of the holder thereof, at a conversion price equal to $1.79 per share. Further, the conversion of the October 2018 Convertible Note is subject to a 49.9% conversion limitation which prevents the conversion of any portion thereof into PEDEVCO Common Stock if such conversion would result in SK Energy or any of its affiliates beneficially owning more than 49.9% of the outstanding shares of PEDEVCO Common Stock. The October 2018 Convertible Note is due and payable on October 25, 2021 but may be prepaid at any time without penalty.

Also on October 25, 2018, PEDEVCO and SK Energy agreed to convert an aggregate of $164,000 of interest accrued under the SK Energy Note from its effective date through September 30, 2018 into 75,118 shares of PEDEVCO Common Stock, based on a conversion price equal to $2.18 per share, pursuant to the conversion terms of the SK Energy Note.

January 2019 SK Energy Convertible Note

On January 11, 2019, PEDEVCO borrowed an additional $15.0 million from SK Energy, through the issuance of a convertible promissory note in the amount of $15.0 million (the “January 2019 Convertible Note”). The January 2019 Convertible Note accrues interest monthly at 8.5% per annum, which is payable on the maturity date, unless otherwise converted into shares of PEDEVCO Common Stock as described below. The January 2019 Convertible Note and all accrued interest thereon are convertible into shares of PEDEVCO Common Stock, at the option of the holder thereof, at a conversion price equal to $1.50 per share. Further, the conversion of the January 2019 Convertible Note is subject to a 49.9% conversion limitation which prevents the conversion of any portion thereof into PEDEVCO Common Stock if such conversion would result in SK Energy or any of its affiliates beneficially owning more than 49.9% of outstanding shares of PEDEVCO Common Stock. The January 2019, Convertible Note is due and payable on January 11, 2022 but may be prepaid at any time without penalty. In February 2019, the January 2019 Convertible Note was converted into PEDEVCO Common Stock as discussed below.

Convertible Notes Amendment and Conversion

On February 15, 2019, PEDEVCO and SK Energy agreed to amend the terms of $23.6 million in Convertible Promissory Notes sold in August 2018 (including $22 million acquired by SK Energy) and a $7 million Convertible Note sold to SK Energy in October 2018, each described in further detail above, as well as the January 2019 Convertible Note, whereby each of the notes were amended to remove the conversion limitation that previously prevented SK Energy from converting any portion of the notes into common stock of PEDEVCO if such conversion would have resulted in SK Energy beneficially owning more than 49.9% of the outstanding shares of PEDEVCO Common Stock.

Immediately following the entry into the Amendment, on February 15, 2019, SK Energy elected to convert (i) all $15,000,000 of the outstanding principal and all $126,000 of accrued interest under the January 2019 Convertible Note into PEDEVCO Common Stock at a conversion price of $1.50 per share as set forth in the January 2019 Convertible Note into 10,083,819 shares of restricted PEDEVCO Common Stock, and (ii) all $7,000,000 of the outstanding principal and all $18,700 of accrued interest under the October 2018 note into PEDEVCO Common Stock at a conversion price of $1.79 per share as set forth in the October 2018 note into 4,014,959 shares of restricted PEDEVCO Common Stock, which shares in aggregate represented approximately 47.1% of the then 29,907,223 shares of issued and outstanding PEDEVCO Common Stock after giving effect to the conversions.

SK Energy Note Amendment; Note Purchases and Conversion

On March 1, 2019, PEDEVCO and SK Energy entered into a First Amendment to Promissory Note (the “SK Energy Note Amendment”) which amended the note dated June 25, 2018, evidencing $7.7 million of principal owed to SK Energy (the “SK Energy Note”), to provide SK Energy the right, at any time, at its option, to convert the principal and interest owed under such SK Energy Note, into shares of PEDEVCO Common Stock, at a conversion price of $2.13 per share. The SK Energy Note previously only included a conversion feature whereby PEDEVCO had the option to pay quarterly interest payments on the SK Energy Note in shares of PEDEVCO Common Stock instead of cash, at a conversion price per share calculated based on the average closing sales price of PEDEVCO Common Stock on the NYSE American for the ten trading days immediately preceding the last day of the calendar quarter immediately prior to the quarterly payment date.

In addition, on March 1, 2019, the holders of $1,500,000 in aggregate principal amount of Convertible Notes issued by PEDEVCO on August 1, 2018 (the “August 2018 Notes”) sold their August 2018 Notes at face value plus accrued and unpaid interest through March 1, 2019 to SK Energy (the “August 2018 Note Sale”). Holders which sold their August 2018 Notes pursuant to the August 2018 Note Sale to SK Energy include an executive officer of SK Energy ($200,000 in principal amount of August 2018 Notes); a trust affiliated with John J. Scelfo, a director of PEDEVCO ($500,000 in principal amount of August 2018 Notes); an entity affiliated with Ivar Siem, a director of PEDEVCO, and J. Douglas Schick the President of PEDEVCO ($500,000 in principal amount of August 2018 Notes); and Harold Douglas Evans, a director of PEDEVCO ($200,000 in principal amount of August 2018 Notes).

Following the August 2018 Note Sale, PEDEVCO’s sole issued and outstanding debt was the (i) $7,700,000 in principal, plus accrued interest, under the SK Energy Note held by SK Energy, (ii) an aggregate of $23,500,000 in principal, plus accrued interest, under the August 2018 Notes and SK Energy $22 million Convertible Note held by SK Energy, and (iii) $100,000 in principal, plus accrued interest, under an August 2018 Note held by an unaffiliated holder (the “Unaffiliated Holder”).

Immediately following the effectiveness of the SK Energy Note Amendment and August 2018 Note Sale, on March 1, 2019, SK Energy and the Unaffiliated Holder elected to convert all $31,300,000 of outstanding principal and an aggregate of $1,462,818 of accrued interest under the SK Energy Note, SK Energy $22 million Convertible Note and August 2018 Notes into PEDEVCO Common Stock at a conversion price of $2.13 per share (the “Conversion Price” and the “Conversions”) as set forth in the SK Energy Note, as amended, and the August 2018 Notes and SK Energy $22 million Convertible Note (collectively, the “Notes”), into an aggregate of 15,381,605 shares of restricted PEDEVCO Common Stock (the “Conversion Shares”).

Common Stock Issuance to SK Energy LLC

On May 21, 2019, PEDEVCO raised $14,999,998.20 through the sale of 6,818,181 shares of restricted PEDEVCO Common Stock at a price of $2.20 per share (the “Purchase Price”) to SK Energy, pursuant to a Common Stock Subscription Agreement, dated May 21, 2019, entered into by and between PEDEVCO and SK Energy (the “Subscription Agreement”). The Purchase Price represents a premium to the closing price of the PEDEVCO Common Stock on the NYSE American Exchange as of the closing date and was above the greater of the book/market price of the PEDEVCO Common Stock for the purposes of the NYSE American Exchange.

Additional Miscellaneous Related Party Transactions

On June 25, 2018, pursuant to a Debt Repayment Agreement, PEDEVCO paid that certain Amended and Restated Secured Subordinated Promissory Note, dated March 25, 2013, in the principal amount of $6,170,065, entered into by Pacific Energy Development Corp., its wholly-owned subsidiary (“PEDCO”) and MIE Jurassic Energy Corporation (“MIEJ”), a subsidiary of MIE Holdings, in consideration for $320,125 in cash.

On August 1, 2018, Red Hawk Petroleum, LLC, PEDEVCO’s wholly-owned subsidiary (“Red Hawk”) entered into a Membership Interest Purchase Agreement with MIEJ, pursuant to which PEDEVCO, through Red Hawk, acquired 100% of the outstanding membership interests of Condor Energy Technology LLC (“Condor”) from MIEJ in consideration for $545,000.

On June 25, 2018, PEDEVCO entered into Debt Repayment Agreements (the “Repayment Agreements”) with the holders of its outstanding Tranche A Secured Promissory Notes (“Tranche A Notes”) and Tranche B Secured Promissory Notes (“Tranche B Notes”), RJ Credit LLC, and MIEJ, pursuant to which, on June 26, 2018, PEDEVCO retired all of the then outstanding Tranche A Notes, in the aggregate amount of approximately $5.7 million, for $3.8 million and all of the then outstanding Tranche B Notes and notes held by RJ Credit LLC, in the aggregate amount of approximately $67.7 million, for an aggregate of $3,876,208.

Pursuant to the terms of the Repayment Agreement relating to the Tranche B Notes, in addition to the cash consideration due to the Tranche B Noteholders, as described above, PEDEVCO agreed to grant to certain of the noteholders their pro rata share of warrants to purchase an aggregate of 1,448,472 shares of PEDEVCO Common Stock (the “Tranche B Warrants”). The Tranche B Warrants have a term of three years and an exercise price equal to $0.322, one (1) cent above the closing price of PEDEVCO Common Stock on June 26, 2018 (“Repurchase Warrants”).

On August 10, 2018 the PEDEVCO Board agreed to accelerate the vesting of 150,000 shares of restricted stock held by Mr. Adam McAfee, a then current member of the PEDEVCO Board, effective as of the 2018 Annual Meeting, in consideration for Mr. McAfee’s service on the PEDEVCO Board and its committees until the 2018 Annual Meeting, where he has not been nominated for reelection. These shares would have otherwise vested December 28, 2018 had Mr. McAfee remained on the PEDEVCO Board on such date.

Mr. David Steinberg (a former member of the PEDEVCO Board who resigned on July 11, 2018), entered into a Rescission Agreement (the “Rescission Agreement”) pursuant to which PEDEVCO and Mr. Steinberg agreed to cancel and rescind an aggregate of 75,975 shares of restricted Company Common Stock originally granted to Mr. Steinberg pursuant to the Board Compensation Program in 2015 and 2016.

On August 31, 2018, PEDEVCO entered into warrant repurchase agreements with certain of the holders of Repurchase Warrants, namely Senior Health Insurance Company of Pennsylvania, Principal Growth Strategies, LLC, and RJ Credit LLC (collectively, the “Warrant Holders”). Pursuant to the warrant repurchase agreements, PEDEVCO repurchased warrants to purchase an aggregate of 1,105,935 shares of PEDEVCO Common Stock (the shares of PEDEVCO Common Stock issuable upon exercise of which such Repurchase Warrants, the “Warrant Shares”) held by the Warrant Holders, which warrants had a term of three years (through August 25, 2021) and an exercise price equal to $0.322 per share. The Repurchase Warrants were repurchased for an aggregate of $1,095,000 or $0.99 per Warrant Share, which amount PEDEVCO paid to the Warrant Holders on September 17, 2018. Effective on the date of payment of the warrant purchase amounts, the Repurchase Warrants and the agreements evidencing such Repurchase Warrants were deemed to have been repurchased by PEDEVCO and cancelled. The Warrant Repurchase Agreements also included a release by which the Warrant Holders released PEDEVCO from any liability or claims associated with the Repurchase Warrants and certain of the Warrant Repurchase Agreements included a release by which PEDEVCO released the applicable Warrant Holders party thereto. The terms of the Warrant Repurchase Agreements were individually negotiated with each associated group of Warrant Holders.

On November 1, 2019, PEDEVCO began subleasing approximately 300 square feet of office space at its current headquarters to SK Energy, which is owned and controlled by Dr. Kukes, PEDEVCO’s Chief Executive Officer and a member of the PEDEVCO Board. The lease renews on a monthly basis, may be terminated by either party at any time upon prior written notice delivered to the other party, and has a monthly base rent of $1,200.

Review and Approval of Related Party Transactions

PEDEVCO has not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with its executive officer(s), director(s) and significant stockholders, provided that it is PEDEVCO’s policy that any and all such transactions are presented and approved by the independent members of the PEDEVCO Board (typically through an ad hoc committee formed solely for the purpose of approving each individual transaction), or the Audit Committee (which is tasked with reviewing and approving proposed transactions between PEDEVCO and “related persons” as defined in Item 404 of SEC Regulation S-K), or a majority of the PEDEVCO Board (with the interested parties abstaining) and future material transactions between PEDEVCO and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

In addition, PEDEVCO’s Code of Ethics, which is applicable to all of its employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and PEDEVCO’s interests.

INFORMATION ABOUT THE PURCHASER

Purchaser is a Texas limited liability company organized on October 2, 2020, with principal executive offices at 575 N. Dairy Ashford, Energy Center II, Suite 210, Houston, Texas 77079. The telephone number of Purchaser’s principal executive offices is (713) 221-1768. Purchaser is a wholly owned subsidiary of PEDEVCO that was formed to facilitate the transactions contemplated by the offer to exchange. Purchaser has engaged in no activities to date and has no material assets or liabilities of any kind, in each case, other than those incidental to its formation and its activities and obligations in connection with the offer.

PEDEVCO is the sole member of the Purchaser. Simon G. Kukes, J. Douglas Schick, Paul A. Pinkston, and Clark R. Moore are the executive officers of Purchaser. Information on these individuals is included in the section on directors and executive officers of PEDEVCO.

INFORMATION ABOUT THE TRUST

All information concerning the Trust, its businesses, operations, financial condition and management presented in the offer to exchange and this Information Statement is taken from publicly available information. Please see the section of this Information Statement entitled “Note on Trust Information.” Please also see “Risk Factors—Risk Factors Relating to PEDEVCO Following the Offer and the Second-Step Merger—PEDEVCO has only conducted a review of the Trust’s publicly available information and has not had access to the Trust’s non-public information.”

Description of Business

General

SandRidge Permian Trust is a statutory trust formed under the Delaware Statutory Trust Act pursuant to the Trust Agreement, as amended and restated, by and among SandRidge, as Trustor, The Bank of New York Mellon Trust Company, N.A., as Trustee, and The Corporation Trust Company, as Delaware Trustee in May 2011. The Trust’s affairs are administered by the Trustee, which maintains its offices at 601 Travis Street, 16th Floor, Houston, Texas 77002. The Trust does not have any employees.

Copies of reports filed by the Trust under the Exchange Act are available to holders of Trust Common Units and the public promptly after such materials are filed with or furnished to the SEC by accessing the EDGAR system maintained by the SEC at www.sec.gov/edgar. Certain information concerning the Trust and Trust Common Units as well as a link to the Trust’s filings with the SEC may be obtained at the following website location: www.businesswire.com/cnn/per.htm. The Trust will also provide electronic or paper copies of its filings free of charge upon request to the Trustee.

Formation and Structure

The Trust was formed to own Royalty Interests in the specified Underlying Properties located in Andrews County, Texas conveyed by SandRidge to the Trust pursuant to the terms set forth in the Conveyances effective April 1, 2011 concurrent with the Offering and sale of 34,500,000 of Trust Common Units in August 2011. As consideration for conveyance of the Royalty Interests, the Trust remitted the net proceeds of the Offering, along with 4,875,000 Trust Common Units and 13,125,000 unregistered subordinated units (the “Subordinated Units”), to certain wholly owned subsidiaries of SandRidge.

The Royalty Interests entitle the Trust to receive (a) 80% of the proceeds (after deducting post-production costs and any applicable taxes) from the sale of oil, natural gas and NGL production attributable to the net revenue interest of SandRidge in 517 oil and natural gas wells drilled and completed as of April 1, 2011 on the Underlying Properties, including 21 wells awaiting Completion at that time (the “Initial Wells”), and (b) 70% of the proceeds (after deducting post-production costs and any applicable taxes) from the sale of oil, natural gas and NGL production attributable to the net revenue interest in 888 development wells drilled and completed by an affiliate of SandRidge pursuant to the terms of a development agreement between the Trust and SandRidge (the “Trust Development Wells”) within an area of mutual interest (“AMI”) designated in the development agreement. The development agreement obligated SandRidge to drill and complete the Trust Development Wells by March 31, 2016. SandRidge fulfilled this obligation in November 2014, and, as a result, the development agreement terminated and the Subordinated Units issued to SandRidge were converted to Trust Common Units in January 2016 pursuant to the terms of the Trust Agreement.

On November 1, 2018, SandRidge sold all of its interests in the Underlying Properties and all Trust Common Units which it owned to Avalon Energy, LLC, a Texas limited liability company (“Avalon Energy”). In connection with this transaction (the “Sale Transaction”), Avalon Exploration and Production LLC, an affiliate of Avalon Energy, LLC (“Avalon E&P” and, together with Avalon Energy, “Avalon”), assumed all of SandRidge’s obligations under the Trust Agreement and the administrative services agreement between SandRidge and the Trust (as further described below). As a part of the Sale Transaction, SandRidge and Avalon entered into a transition services agreement whereby SandRidge provided certain transition services to Avalon, including trust administration services, through April 30, 2019. The transition services agreement has expired. At December 31, 2019, Avalon owned 13,125,000 Trust Common Units, or 25% of all issued and outstanding Trust units.

As was the case with SandRidge prior to the Sale Transaction, pursuant to the terms of the Conveyances, Avalon is obligated to act in good faith and as a reasonably prudent operator under the same or similar circumstances as it would if it were acting with respect to its own properties, disregarding the existence of the Royalty Interests as burdens affecting such properties (the “Reasonably Prudent Operator Standard”). The Conveyances generally permit Avalon to sell all or any part of its interest in the Underlying Properties, if the Underlying Properties are sold subject to and burdened by the Royalty Interests.

The Trust is passive in nature and neither the Trust nor the Trustee has any control over, or responsibility for, any operating or capital costs related to the Underlying Properties. The business and affairs of the Trust are administered by the Trustee. However, the Trustee has no authority over or responsibility for, and no involvement with, any aspect of the oil and natural gas operations or other activities with respect to the Underlying Properties. The Trust Agreement generally limits the Trust’s business activities to owning the Royalty Interests and certain activities reasonably related thereto, including activities required or permitted by the terms of the Conveyances related to the Royalty Interests.

The Trust will dissolve and begin to liquidate on March 31, 2031 (the “Termination Date”), unless sooner dissolved pursuant to the terms of the Trust Agreement as described below and will soon thereafter wind up its affairs and terminate. At the Termination Date, 50% of the Royalty Interests will revert automatically to Avalon. The remaining 50% of the Royalty Interests will be sold at that time, and the net proceeds of the sale, as well as any remaining Trust cash reserves, will be distributed to the holders of Trust Common Units on a pro rata basis, subject to Avalon’s right of first refusal to purchase the Royalty Interests retained by the Trust at the Termination Date. The Trust may also dissolve should one of the following events occur prior to the Termination Date: (a) the Trust sells all of the Royalty Interests; (b) cash available for distribution for any four consecutive quarters, on a cumulative basis, is less than $5.0 million; (c) the holders of Trust Common Units approve an earlier dissolution of the Trust; or (d) the Trust is judicially dissolved pursuant to the Delaware Trust Act. In the case of any of the foregoing, the Trustee would then sell all of the Trust’s assets (subject to Avalon’s right of first refusal to purchase the Royalty Interests retained by the Trust as of the date of such event), either by private sale or public auction, and distribute the net proceeds of the sale to the holders of Trust Common Units after payment, or reasonable provision for payment, of all Trust liabilities.

The Trust is highly dependent on Avalon for multiple services, including: (a) the operation of the Underlying Properties and wells located thereon; (b) the marketing and sale of hydrocarbon production from the wells; (c) the remittance of net proceeds from the sale of production from wells burdened by the Royalty Interests to the Trust; (d) administrative services such as accounting, tax preparation, bookkeeping and informational services performed on behalf of the Trust; and (e) the preparation and filing of reports the Trust is or may be required to prepare and/or file in accordance with applicable tax and securities laws, exchange listing rules and other requirements. The ability to operate the Underlying Properties depends on Avalon’s future financial condition and economic performance, access to capital, and other factors, many of which are out of Avalon’s control. If the reduced demand for crude oil in the global market resulting from the economic effects of the coronavirus pandemic and the recent reduction in the benchmark price of crude oil persist for the near term or longer, such factors are likely to have a negative impact on Avalon’s financial condition. This negative impact could affect Avalon’s ability to operate the wells and provide services to the Trust.

Income Tax Considerations

The Trust is treated as a partnership for federal and applicable state income tax purposes, and holders of Trust Common Units are treated as partners in that partnership for such purposes. For United States (“U.S.”) federal income tax purposes, a partnership is not a taxable entity and incurs no U.S. federal income tax liability. With respect to state taxation, a partnership typically is treated in the same manner as it is for U.S. federal income tax purposes. Each partner is required to take into account his or her share of items of income, gain, loss, deduction and credit of the partnership in computing his or her federal income tax liability, regardless of whether cash distributions are made to him or her by the partnership.

Distributions by a partnership to a partner generally are not taxable to the partner (but instead reduce tax basis but not below zero) unless the amount of cash distributed to such partner is in excess of the partner’s adjusted tax basis in his or her partnership interest. To date, the Trust has distributed an amount of cash to holders of Trust Common Units in excess of their cash contributions made at the time of the Offering of Trust Common Units.

The Trust’s activities occur solely in Texas and, as a result, the Trust is deemed to have “nexus” under the Texas franchise tax laws. Therefore, the Trust is required to pay Texas franchise tax each year at a maximum effective rate (subject to changes in the statutory rate) of 0.1655% of all gross income.

Agreements with Avalon

In conjunction with the conveyance of the Royalty Interests to the Trust, the Trust entered into the following agreements with SandRidge and/or one of its wholly-owned subsidiaries, which agreements were subsequently assigned to Avalon in connection with the Sale Transaction:

Administrative Services Agreement

The Trust is a party to an administrative services agreement with Avalon, as assignee of SandRidge (the “Administrative Services Agreement”), that obligates the Trust to pay Avalon an annual administrative services fee in the amount of $300,000, payable quarterly, for accounting, tax preparation, bookkeeping and informational services to be performed by Avalon on behalf of the Trust. Avalon is also entitled to receive reimbursement for its out-of-pocket fees, costs and expenses incurred in connection with the provision of any of the services provided under this agreement. In connection with the Sale Transaction, Avalon assumed the responsibility to provide such services to the Trust under the terms of the Administrative Services Agreement effective November 1, 2018.

The Administrative Services Agreement will terminate on the earliest to occur of: (a) the date the Trust shall have dissolved and commenced winding up in accordance with the Trust Agreement; (b) the date that all of the Royalty Interests have been terminated or are no longer held by the Trust; (c) pertaining to administrative services being provided by Avalon, the date that either Avalon or the Trustee may designate by delivering written notice no less than 90 days prior to such date, provided that Avalon cannot terminate the agreement except in connection with the transfer of some or all of the Underlying Properties and the transferee thereof assuming responsibility to perform the services in place of Avalon; and (d) a date mutually agreed by Avalon and the Trustee.

Registration Rights Agreement

The Trust entered into a registration rights agreement for the benefit of SandRidge and certain of its affiliates and transferees, pursuant to which the Trust agreed to register the offering of unregistered Trust Common Units, now held by Avalon, upon request. Upon the closing of the Sale Transaction, Avalon assumed the rights and obligations of SandRidge under the registration rights agreement. Specifically, the Trust agreed:

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to use its reasonable best efforts to file a registration statement, including, if so requested, a shelf registration statement, with the SEC within 45 days of receipt of a notice requesting the filing of a registration statement from Avalon;

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to use its reasonable best efforts to cause the registration statement or shelf registration statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof; and

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to continuously maintain the effectiveness of the registration statement under the Securities Act for 90 days (or continuously if a shelf registration statement is requested) after the effectiveness thereof or until the Trust units covered by the registration statement have been sold pursuant to such registration statement or until all registrable Trust units:

o
have been sold pursuant to Rule 144 under the Securities Act if the transferee thereof does not receive “restricted securities”;

o
have been sold in a private transaction in which the transferor’s rights under the registration rights agreement are not assigned to the transferee of the Trust units; or

o
become eligible for resale pursuant to Rule 144 (or any similar rule then in effect under the Securities Act).

The holders will have the right to require the Trust to file no more than five registration statements in aggregate, one of which has been filed to date on behalf of SandRidge. The Trust does not bear any expenses associated with such transactions.

Trust Agreement

The Trust Agreement provides that the Trust’s business activities are generally limited to owning the Royalty Interests and administrative activities related thereto as set forth in the Trust Agreement, including activities required or permitted by the terms of the Conveyances related to the Royalty Interests. The Trust is not permitted to acquire other oil and natural gas properties or royalty interests and is not able to issue any additional Trust units.

The beneficial interest in the Trust is divided into 52,500,000 Trust units, which now consist solely of Trust Common Units. Each Trust unit (including Trust Common Units) represents an equal undivided beneficial interest in the property of the Trust.

Amendment of the Trust Agreement generally requires the vote of holders of (i) a majority of the Trust Common Units (excluding Trust Common Units owned by Avalon) and (ii) a majority of the Trust Common Units (including Trust Common Units owned by Avalon), in each case voting in person or by proxy at a meeting of such holders of Trust Common Units at which a quorum is present. At any time that Avalon owns less than 10% of the total Trust Common Units outstanding, however, the standard for approval will be the vote of the holders of a majority of the Trust Common Units, including Trust Common Units owned by Avalon, voting in person or by proxy at a meeting of the holders of Trust Common Units at which a quorum is present. Abstentions and broker non-votes will not be deemed to be a vote cast. However, no amendment may:

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increase the power of the Trustee to engage in business or investment activities;

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alter the rights of the holders of Trust Common Units as among themselves; or

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permit the Trustee to distribute the Royalty Interests in kind.

Amendments to the Trust Agreement’s provisions addressing the following matters may not be made without Avalon’s consent:

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dispositions of the Trust’s assets;

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indemnification of the Trustee;

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reimbursement of out-of-pocket expenses of Avalon when acting as the Trust’s agent;

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termination of the Trust; and

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amendments of the Trust Agreement.

Certain amendments to the Trust Agreement do not require the vote of the holders of Trust Common Units. See “Permitted Amendments” below.

The business and affairs of the Trust are managed by the Trustee. The Trustee has no ability to manage or influence the operations of the Underlying Properties. Avalon operates the Underlying Properties, but has no ability to manage or influence the management of the Trust, except through its limited voting rights as a holder of Trust Common Units.

Duties and Powers of the Trustee

The duties and powers of the Trustee are specified in the Trust Agreement and by the laws of the State of Delaware, except as modified by the Trust Agreement. The Trust Agreement provides that the Trustee does not have any duties or liabilities, including fiduciary duties, except as expressly set forth in the Trust Agreement, and the duties and liabilities of the Trustee as set forth in the Trust Agreement replace any other duties and liabilities, including fiduciary duties, to which the Trustee might otherwise be subject.

The Trustee’s principal duties consist of:

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collecting cash proceeds attributable to the Royalty Interests;

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paying expenses, charges and obligations of the Trust from the Trust’s assets;

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making cash distributions to the holders of Trust Common Units in accordance with the Trust Agreement;

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causing to be prepared and distributed a Schedule K-1 for each holder of Trust Common Units and preparing and filing tax returns on behalf of the Trust; and

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causing to be prepared and filed reports required to be filed under the Exchange Act and under the rules of any securities exchange or quotation system on which the Trust Common Units are listed or admitted to trading.

Avalon provides, and SandRidge provided prior to the Sale Transaction, administrative and other services to the Trust in fulfillment of certain of the foregoing duties, pursuant to the terms of the Administrative Services Agreement. SandRidge performed these services on behalf of, and in conjunction with, Avalon pursuant to the terms of the transition services agreement, which terminated on April 30, 2019.

Except as set forth below, cash held by the Trustee as a reserve against future liabilities must be invested in:

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interest-bearing obligations of the United States government;

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money market funds that invest only in United States government securities;

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repurchase agreements secured by interest-bearing obligations of the United States government; or

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bank certificates of deposit.

Alternatively, cash held for distribution at the next distribution date may be held in a non-interest-bearing account.

The Trust may not acquire any asset except the Royalty Interests and cash and temporary cash investments, and it may not engage in any investment activity except investing cash on hand.

The Trust Agreement provides that the Trustee will not make business decisions affecting the assets of the Trust. However, the Trustee may:

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prosecute or defend, and settle, claims of or against the Trust or its agents;

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retain professionals and other third parties to provide services to the Trust;

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charge for its services as Trustee;

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retain funds to pay for future expenses and deposit them with one or more banks or financial institutions (which may include the Trustee to the extent permitted by law);

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lend funds at commercial rates to the Trust to pay the Trust’s expenses; and

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seek reimbursement from the Trust for its out-of-pocket expenses.

In carrying out its powers and performing its duties to holders of Trust Common Units, the Trustee may act directly or in its discretion (at the expense of the Trust) through agents pursuant to agreements entered into with any of them, and the Trustee will be liable to the holders of Trust Common Units only for its own willful misconduct, acts or omissions made in bad faith, gross negligence, or taxes, fees or other charges based on any fees, commissions or compensation received by it in connection with any of the transactions contemplated by the Trust Agreement. The Trustee will not be liable for any act or omission of its agents unless the Trustee acted with willful misconduct, bad faith or gross negligence in its selection and retention of such agents. The Trustee and its affiliates, as well as each of its agents (including Avalon when acting in its capacity as an agent), will be indemnified and held harmless by, and receive reimbursement from, the Trust against and from any liability or cost that it incurs individually in the administration of the Trust, except in cases of willful misconduct, bad faith or gross negligence. The Trustee has a lien on the assets of the Trust as security for this indemnification and its compensation earned as Trustee. Holders of Trust Common Units will not be liable to the Trustee for any indemnification. The Trustee ensures that all contractual liabilities of the Trust are limited to the assets of the Trust. The Trustee has not loaned and does not intend to lend funds to the Trust.

Merger or Consolidation of Trust

The Trust may merge or consolidate with or into, or convert into, one or more limited partnerships, general partnerships, corporations, business trusts, limited liability companies, or associations or unincorporated businesses if such transaction is agreed to by the Trustee and approved by the vote of the holders of (i) a majority of the Trust Common Units (excluding Trust Common Units owned by Avalon) and (ii) a majority of the Trust Common Units (including Trust Common Units owned by Avalon), in each case voting in person or by proxy at a meeting of such holders at which a quorum is present and such transaction is permitted under the Delaware Statutory Trust Act and any other applicable law. At any time that Avalon owns less than 10% of the total Trust Common Units outstanding, however, the standard for approval will be the vote of the holders of a majority of the Trust Common Units, including Trust Common Units owned by Avalon, voting in person or by proxy at a meeting of such holders at which a quorum is present.

Trustee’s Power to Sell Royalty Interests

The Trustee may sell the Royalty Interests under any of the following circumstances:

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the sale is requested by Avalon in accordance with the provisions of the Trust Agreement; or

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the sale is approved by the vote of the holders of (i) a majority of the Trust Common Units (excluding Trust Common Units owned by Avalon) and (ii) a majority of the Trust Common Units (including Trust Common Units owned by Avalon), in each case voting in person or by proxy at a meeting of such holders at which a quorum is present; except that at any time that Avalon owns less than 10% of the total Trust Common Units outstanding, the standard for approval will be the vote of the holders of a majority of the Trust Common Units, including Trust Common Units owned by Avalon, voting in person or by proxy at a meeting of such holders at which a quorum is present.

Upon dissolution of the Trust, the Trustee must sell those Royalty Interests that do not revert automatically to Avalon pursuant to the terms of the Trust Agreement. No Trust unitholder approval is required in this event.

The Trustee will distribute the net proceeds from any sale of the Royalty Interests and other assets to the holders of Trust Common Units after payment or reasonable provision for payment of all liabilities of the Trust, including any amounts owed to its agents (including Avalon acting in such capacity).

Permitted Amendments

The Trustee may amend or supplement the Trust Agreement, the conveyances, the Administrative Services Agreement, or the registration rights agreement, without the approval of the holders of Trust Common Units, to cure ambiguities, to correct or supplement defective or inconsistent provisions, to grant any benefit to all holders of Trust Common Units, to evidence or implement any changes required by applicable law, or to change the name of the Trust; provided, however, that any such supplement or amendment does not adversely affect the interests of the holders of Trust Common Units. Furthermore, the Trustee, acting alone, may amend the Administrative Services Agreement without the approval of holders of Trust Common Units if such amendment would not increase the cost or expense of the Trust or create an adverse economic impact on the holders of Trust Common Units.

All other permitted amendments to the Trust Agreement and other agreements listed above may only be made by the vote of the holders of (i) a majority of the Trust Common Units (excluding Trust Common Units owned by Avalon) and (ii) a majority of the Trust Common Units (including Trust Common Units owned by Avalon), in each case voting in person or by proxy at a meeting of such holders at which a quorum is present; except that at any time that Avalon owns less than 10% of the total Trust Common Units outstanding, the standard for approval will be the vote of the holders of a majority of the Trust Common Units, including Trust Common Units owned by Avalon, voting in person or by proxy at a meeting of such holders at which a quorum is present. Abstentions and broker non-votes will not be deemed to be a vote cast.

Miscellaneous

The Trustee may consult with legal counsel (which may include legal counsel to Avalon), accountants, tax advisors, geologists and engineers and other parties the Trustee believes to be qualified as experts on the matters for which advice is sought. The Trustee will be protected for any action it takes in good faith reliance upon the opinion of an expert.

The Delaware Trustee and the Trustee may resign at any time or be removed with or without cause at any time by the vote of the holders of a majority of the Trust Common Units (excluding Trust Common Units owned by Avalon), voting in person or by proxy at a meeting of such holders at which a quorum is present; except that at any time that Avalon owns less than 10% of the outstanding Trust Common Units, the standard for approval will be the vote of the holders of a majority of the Trust Common Units, including Trust Common Units owned by Avalon, voting in person or by proxy at a meeting of such holders at which a quorum is present. Abstentions and broker non-votes will not be deemed to be a vote cast. Any successor must be a bank or trust company meeting certain requirements including having combined capital, surplus and undivided profits of at least $20 million, in the case of the Delaware Trustee, and $100 million, in the case of the Trustee.

Distributions

The Trustee makes quarterly cash distributions of substantially all of its cash receipts, after deducting amounts for the Trust’s administrative expenses, property taxes and Texas franchise taxes, and cash reserves withheld by the Trustee, on or about the 60th day following the completion of each quarter. Each distribution covers production for a three-month period. The amount of Trust revenues and cash distributions to holders of Common Units depends on:

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oil, natural gas and NGL prices received;

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volume of oil, natural gas and NGL produced and sold;

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post-production costs (which includes internal costs and third person costs incurred by Avalon) and any applicable taxes; and

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the Trust’s general and administrative expenses.

The amount of the quarterly distributions will fluctuate from quarter to quarter, depending on the factors discussed above. There is no minimum required distribution. See Note 4 to the Trust’s audited statements included in this Information Statement for further discussion of Trust distributions.

If at any time the Trust’s cash on hand (including available cash reserves) is not sufficient to pay the Trust’s ordinary course administrative expenses as they become due, the Trust may borrow funds from the Trustee or other lenders, including Avalon, to pay such expenses. The Trustee has not loaned and does not intend to lend funds to the Trust. If such funds are borrowed, no further distributions will be made to holders of Trust Common Units (except in respect of any previously determined quarterly distribution amount) until the borrowed funds have been repaid.

The Trust Agreement provides that, if at any time the Trust’s cash on hand (including available cash reserves) is not sufficient to pay the Trust’s ordinary course administrative expenses as they become due, Avalon (as assignee of SandRidge) will, at the Trustee’s request, loan funds to the Trust necessary to pay such expenses. Any such loan will be on an unsecured basis, and the terms of such loan will be substantially the same as those which would be obtained in an arms’ length transaction between Avalon and an unaffiliated third party. If Avalon provides such funds to the Trust, Avalon may permit the Trust to make distributions prior to Avalon being repaid for such loan. In addition, Avalon would become a creditor of the Trust and its interest as a creditor could conflict with the interests of other holders of Trust Common Units. The Trust did not borrow funds from SandRidge, and to date, the Trust has not borrowed funds from Avalon.

Properties

As of December 31, 2019, 2018 and 2017, the Trust’s properties consisted of Royalty Interests in (a) the Initial Wells and (b) 856 additional wells (equivalent to 888 Trust Development Wells under the development agreement) that were drilled and perforated for Completion between April 1, 2011 and December 31, 2014. SandRidge was credited for having drilled one full Trust Development Well if a well was drilled and perforated for Completion to the Grayburg/San Andres formation and SandRidge’s net revenue interest in the well was equal to 69.3%. For wells in which SandRidge had a net revenue interest equal to or greater than 69.3%, SandRidge received proportionate credit for such well. The wells are located on properties situated in the greater Fuhrman-Mascho field, a field in Andrews County, Texas, that produces primarily oil from the Grayburg/San Andres formation in the Permian Basin.

Proved Reserves

The following estimates of net proved oil, natural gas and NGL reserves are based on reserve reports prepared by Netherland, Sewell & Associates, Inc. (“Netherland Sewell”), independent petroleum engineers. The PV-10 and Standardized Measure shown in the table below are not intended to represent the current value of estimated oil, natural gas and NGL reserves attributable to the Royalty Interests as of the dates shown. The reserve reports as of December 31, 2019, 2018 and 2017 were based on the average price during the 12-month periods ended December 31, 2019, 2018 and 2017, using first-day-of-the-month prices for each month. Refer to “Risk Factors—Risks Relating to the Trust” and “Information about the Trust--Trustee’s Discussion and Analysis of Financial Condition and Results of Operations” in in evaluating the reserve information presented below.

Avalon provides, and SandRidge provided prior to the Sale Transaction, certain services respecting the estimation of net proved oil, natural gas and NGL reserves to the Trust pursuant to the terms of the Administrative Services Agreement. SandRidge performed these services on behalf of, and in conjunction with, Avalon pursuant to the terms of the transition services agreement, until April 30, 2019 (the date on which such agreement terminated). Consistent with past practice, the process begins with an Avalon staff reservoir engineer collecting and verifying all pertinent data, including but not limited to well test data, production data, historical pricing, cost information, property ownership interests, reservoir data, and geosciences data. This data was reviewed by various levels of Avalon management for accuracy, before consultation with the independent petroleum engineers. Members of Avalon management, including its staff reservoir engineer, regularly consulted with the independent petroleum engineers during the reserve estimation process to review properties, assumptions, and any new data available. The internal reserve estimates completed and methodologies used by Avalon were compared to the independent petroleum engineers’ estimates and conclusions before the reserve estimates were included in the independent petroleum engineers’ reports. Additionally, members of Avalon’s senior management reviewed and approved the reserve reports contained herein.

Internal Controls

Avalon’s Vice President - Petroleum Engineering is the technical person primarily responsible for overseeing the preparation of the Trust’s reserve estimates on behalf of the Trustee. He has a Bachelor of Science degree in Civil Engineering with over 40 years of practical industry experience, including estimating and evaluating reserve information. In addition, he has been a certified professional engineer in the State of Texas since July 1983 and a member of the Society of Petroleum Engineers since 1975.

In order to ensure the reliability of reserves estimates, Avalon’s internal controls observed within the reserve estimation process included:

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No employee’s compensation is tied to the amount of reserves booked.

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Reserves estimates are prepared by experienced reservoir engineers or under their direct supervision.

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The Vice President - Petroleum Engineering reports directly to Avalon’s President.

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Avalon management follows comprehensive SEC-compliant internal policies to determine and report proved reserves including:

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confirming that reserve estimates include all applicable properties and are based upon proper working and net revenue interests;

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reviewing and using in the estimation process data provided by other departments within Avalon, such as Accounting; and

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comparing and reconciling internally generated reserve estimates to those prepared by third parties.

The independent petroleum engineers estimated all of the proved reserve information in these reserve reports in accordance with the definitions and guidelines of the SEC and in conformity with the Accounting Standards Codification Topic 932, Extractive Activities-Oil and Gas. Neither Netherland Sewell nor any officer or employee of Avalon owns an interest in any of the Underlying Properties, nor are they employed on a contingent basis. The qualifications of Netherland Sewell’s technical personnel primarily responsible for overseeing the preparation of the Trust’s reserves estimates included in this report include the following:

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practicing consulting petroleum engineering since 2013 and over 14 years of prior industry experience;

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licensed professional engineers in the State of Texas; and

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a Bachelor of Science Degree in Chemical Engineering.

These qualifications meet or exceed the Society of Petroleum Engineers’ standard requirements to be a professionally qualified Reserve Estimator and Auditor.

Reporting of Natural Gas Liquids

Natural gas liquids, or NGL, are produced as a result of the processing of a portion of the Trust’s natural gas production stream. At December 31, 2019, NGL constituted approximately 9% of the Trust’s total proved reserves on a barrel equivalent basis and represented volumes to be produced from properties where contracts are in place for the extraction and separate sale of NGL. NGL are products sold by the gallon. In reporting proved reserves and production of NGL, production and reserves have been included in barrels. The extraction of NGL in the processing of natural gas reduces the volume of natural gas available for sale. All production information related to natural gas is reported net of the effect of any reduction in natural gas volumes resulting from the processing and extraction of NGL.

A summary of the Trust’s proved oil, natural gas and NGL reserves, all of which are located in the State of Texas, is presented below:

	December 31,
Estimated Proved Reserves(1)	2019	2018	2017
Developed
Oil (MBbls)	3,918.7	4,567.5	4,999.9
NGL (MBbls)	411.5	691.8	758.9
Natural gas (MMcf)	1,359.1	2,163.8	2,544.4
Total proved developed (MBoe)(2)	4,556.8	5,619.9	6,182.9

Undeveloped(3)
Oil (MBbls)	—	—	—
NGL (MBbls)	—	—	—
Natural gas (MMcf)	—	—	—
Total proved undeveloped (MBoe)(2)	—	—	—

Total Proved
Oil (MBbls)	3,918.7	4,567.5	4,999.9
NGL (MBbls)	411.5	691.8	758.9
Natural gas (MMcf)	1,359.1	2,163.8	2,544.4
Total proved (MBoe)(2)	4,556.8	5,619.9	6,182.9

PV-10 (in millions)(4)	$104.0	$135.7	$123.2
Standardized Measure of Discounted Net Cash Flows (in millions)(5)	$103.8	$135.5	$123.0
___________

(1)
Determined using a 12-month average of the first-day-of-the-month index price without giving effect to derivative transactions. The prices used in the reserve report yield weighted average wellhead prices, which are based on first-day-of-the-month index prices and adjusted for transportation and regional price differentials. The index prices and the equivalent weighted average wellhead prices are shown in the table below.

	Weighted average wellhead prices			Index prices
	Oil (per Bbl)	NGL (per Bbl)	Natural gas (per Mcf)	Oil (per Bbl)	Natural gas (per Mcf)
December 31, 2019	$51.58	$19.55	$0.88	$55.85	$2.58
December 31, 2018	$59.12	$24.91	$1.89	$65.56	$3.10
December 31, 2017	$47.70	$20.07	$2.13	$51.34	$2.98

(2)
Barrel of oil equivalent, determined using the ratio of six Mcf of natural gas to one Bbl of oil, which approximates the relative energy content of oil as compared to natural gas.

(3)
Royalty Interests conveyed to the Trust by Avalon were in proved properties only.

(4)
PV-10 is the present value of estimated future net revenue to be generated from the production of proved reserves, discounted at 10% per annum to reflect timing of future cash flows and calculated without deducting future income taxes. PV-10 is a non-GAAP financial measure and generally differs from standardized measure of discounted net cash flows, or Standardized Measure, the most directly comparable GAAP financial measure, because it does not include the effects of income taxes on future net revenues. Neither PV-10 nor Standardized Measure are intended to represent an estimate of fair market value of the Royalty Interests. PV-10 is used by the industry as an arbitrary reserve asset value measure to compare the relative size and value of the proved reserves held by companies without regard to the specific tax characteristics of such entities. The following table provides a reconciliation of Standardized Measure to PV-10:

	December 31,
	2019	2018	2017
	(in millions)
Standardized Measure of Discounted Net Cash Flows(4)	$103.8	$135.5	$123.0
Present value of future income tax discounted at 10%	0.2	0.2	0.2
PV-10	$104.0	$135.7	$123.2

(5)
Standardized Measure represents the present value of estimated future cash inflows from proved oil, natural gas and NGL reserves, less future development and production costs, and income tax expenses, discounted at 10% per annum to reflect timing of future cash flows and using the same pricing assumptions as are used to calculate PV-10. Standardized Measure differs from PV-10 as Standardized Measure includes the effect of future income taxes.

Proved reserves are those quantities of oil, natural gas and NGL that, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods and government regulations, prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for estimation. To be classified as proved reserves, the project to extract the oil or natural gas must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable period of time.

The area of a reservoir considered proved includes (i) the area identified by drilling and limited by fluid contacts, if any, and (ii) adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with the identified area and to contain economically producible oil or natural gas on the basis of available geoscience and engineering data. In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons as seen in a well penetration unless geoscience, engineering or performance data and reliable technology establish a lower contact with reasonable certainty.

Where direct observation from well penetrations has defined a highest known oil elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering or performance data and reliable technology establish the higher contact with reasonable certainty.

Reserves that can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the proved classification when (i) successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir, or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based and (ii) the project has been approved for development by all necessary parties and entities, including governmental entities.

Existing economic conditions include prices and costs at which hydrocarbons can be economically produced from a known reservoir. In determining the amount of proved reserves, the price used must be the average price during the 12-month period prior to the ending date of the period covered by the reserve report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Proved Undeveloped Reserves

SandRidge was obligated to drill, or cause to be drilled, the Trust Development Wells by March 31, 2016. SandRidge fulfilled its drilling obligation to the Trust in November 2014, and neither SandRidge nor Avalon has any future drilling obligations to the Trust. Accordingly, the Trust has not had any proved undeveloped reserves since December 31, 2014 and will not have any proved undeveloped reserves in the future.

Production and Price History

The following tables set forth information regarding the net oil, natural gas and NGL production attributable to the Royalty Interests and certain price and cost information for each of the periods indicated.

	Year Ended December 31,
	2019(1)	2018(2)	2017(3)
Production Data
Oil (MBbls)	414	485	584
NGL (MBbls)	57	72	83
Natural gas (MMcf)	181	227	281
Combined equivalent volumes (MBoe)(4)	501	595	714
Average daily combined equivalent volumes (MBoe/d)	1.4	1.6	2.0
Average Prices
Oil (per Bbl)	$50.77	$56.96	$45.44
NGL (per Bbl)	$20.00	$24.16	$19.27
Combined oil and NGL (per Bbl)	$47.06	$52.70	$42.18
Natural gas (per Mcf)	$1.22	$1.91	$2.30
Combined equivalent (per Boe)	$44.66	$50.08	$40.33
Average Prices - including impact of post-production expenses
Natural gas (per Mcf)	$0.95	$1.71	$2.10
Combined equivalent (per Boe)	$44.56	$50.00	$40.24
Expenses (per Boe)
Post-production	$0.10	$0.08	$0.08
Production taxes	$2.12	$2.39	$1.93
Total expenses	$2.22	$2.47	$2.01
___________

(1)
Production volumes and related revenues and expenses for the year ended December 31, 2019 (included in 2019 net revenue distributions to the Trust) represent production from September 1, 2018 to August 31, 2019.

(2)
Production volumes and related revenues and expenses for the year ended December 31, 2018 (included in 2018 net revenue distributions to the Trust) represent production from September 1, 2017 to August 31, 2018.

(3)
Production volumes and related revenues and expenses for the year ended December 31, 2017 (included in 2017 net revenue distributions to the Trust) represent production from September 1, 2016 to August 31, 2017.

(4)
Barrel of oil equivalent, determined using the ratio of six Mcf of natural gas to one Bbl of oil, which approximates the relative energy content of oil as compared to natural gas.

Productive Wells

The following table sets forth as of December 31, 2019 the number of productive wells burdened by the Royalty Interests. Productive wells consist of producing wells and wells capable of producing. Gross wells are the total number of producing wells burdened by the Royalty Interests and net wells are the sum of the Trust’s fractional Royalty Interests owned in gross wells.

	Oil		Natural Gas		Total
	Gross	Net	Gross	Net	Gross	Net
Productive Wells	1,035	565	—	—	1,035	565

Developed and Undeveloped Acreage

As of December 2014, SandRidge had drilled and perforated for completion 888 equivalent Trust Development Wells, thus fulfilling its drilling obligation. Accordingly, the AMI terminated effective December 2014, and no undeveloped acreage constituting a part of the Underlying Properties exists.

Drilling Activity

There were no wells drilled or completed during 2019 or 2018, and there were no wells to be drilled or awaiting completion at December 31, 2019 or 2018.

Marketing and Customers

Avalon has the responsibility to market, or cause to be marketed, the oil, natural gas and NGL production attributable to the Underlying Properties and is not permitted to charge any marketing fees when determining the net proceeds upon which the royalty payments are calculated, except for marketing fees and costs of non-affiliates. SandRidge performed these services on behalf of, and in conjunction with, Avalon during the first four months of 2019 pursuant to the terms of the transition services agreement, which terminated on April 30, 2019. As a result, the net proceeds to the Trust from the sales of oil, natural gas and NGL production from the Underlying Properties for the years ended December 31, 2019 and 2018 are determined based on the same price (net of post-production costs) that Avalon received for oil, natural gas and NGL production attributable to its interest in the Underlying Properties.

During each of 2019 and 2018, two customers individually accounted for more than 10% of total revenue attributable to the Royalty Interests. The number of readily available purchasers for the production from the Underlying Properties reduces the risk that the loss of a single customer in the area in which Avalon sells oil, natural gas and NGL production from the Underlying Properties would materially affect the Trust’s revenue. See the table below for additional information on Avalon’s major customers for production from the Underlying Properties from January 1, 2018 to October 31, 2019.

	Sales	% of Revenue
	(in thousands)
2019
Enterprise Crude Oil LLC		81.2%
ConocoPhillips Company	$3,951	18.8%
2018
Enterprise Crude Oil LLC	$22,685	76.0%
ConocoPhillips Company	$4,917	16.5%

In October 2019, Avalon entered into a crude oil purchasing agreement with Ace Gathering Inc., a Texas corporation doing business as Ace Energy Solutions (“ACE”). Pursuant to the terms of the contract, Avalon is required to deliver all crude oil produced from wells it operates, including the Underlying Properties, beginning November 1, 2019. As a result, all production from the Underlying Properties is committed to ACE under the contract through December 31, 2021. The price for each barrel of crude oil delivered under the contract is NYMEX West Texas Intermediate averaged over the month of delivery, subject to certain adjustments as set forth in the contract. Avalon entered into this contract, together with an agreement whereby Avalon can purchase condensate from ACE to use in its well workover program, in order to maximize the price of production, as well as the transparency of pricing, from the Underlying Properties and other properties operated by Avalon. Transportation of crude oil sold by Avalon will continue to utilize existing pipeline systems and suppliers, including Enterprise Crude Oil LLC and ConocoPhillips Company.

Title to Properties

The Underlying Properties are subject to certain burdens that are described in more detail below. To the extent that these burdens and obligations affect the rights of Avalon in production and the value of production from the Underlying Properties, they have been taken into account in calculating the Trust’s interest and in estimating the size and value of the reserves attributable to the Royalty Interests. The Underlying Properties are typically subject, in one degree or another, to one or more of the following:

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royalties and other burdens, express and implied, under oil and natural gas leases;

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production payments and similar interests and other burdens created by Avalon’s predecessors in title;

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a variety of contractual obligations arising under operating agreements, farm-out agreements, production sales contracts and other agreements that may affect the Underlying Properties or their titles;

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liens that arise in the normal course of operations, such as those for unpaid taxes, statutory liens securing unpaid suppliers and contractors and contractual liens under operating agreements that are not yet delinquent or, if delinquent, are being contested in good faith;

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pooling, unitization and communitization agreements, declarations and orders;

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easements, restrictions, rights-of-way and other matters that commonly affect real property;

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conventional rights of reassignment that obligate Avalon to reassign all or part of a property to a third party if Avalon intends to release or abandon such property; and

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rights reserved to or vested in the appropriate governmental agency or authority to control or regulate the Underlying Properties.

Avalon believes that its title to the Underlying Properties and the Trust’s title to the Royalty Interests are good and defensible in accordance with standards generally accepted in the oil and natural gas industry, subject to such exceptions as are not so material as to detract substantially from the use or value of such properties or Royalty Interests.

Competition and Markets

The production and sale of oil, natural gas and NGL is highly competitive. Competitors in the Permian Basin include major oil and gas companies, independent oil and gas companies, and individual producers and operators. There are numerous producers in the Permian Basin, and competitive position in this area is affected by price, contract terms and quality of service.

Oil, natural gas and NGL compete with other forms of energy available to customers, primarily based on price. These alternate forms of energy include electricity, coal and fuel oils. Changes in the availability or price of oil, natural gas or other forms of energy, as well as business conditions, conservation, legislation, regulations and the ability to convert to alternate fuels and other forms of energy may affect the demand for oil, natural gas and NGL.

Future price fluctuations for oil, natural gas and NGL will directly impact Trust distributions, estimates of reserves attributable to the Royalty Interests and estimated and actual future net revenues to the Trust. Due to the many uncertainties that affect the supply and demand for oil, natural gas and NGL, reliable predictions of future oil, natural gas and NGL supply and demand, future product prices or the effect of future product prices on Trust distributions cannot be made. However, lower production volumes and product prices will adversely affect Trust distributions.

Seasonal Nature of Business

Generally, demand for oil, natural gas and NGL decreases during the summer months and increases during the winter months. Certain natural gas users utilize natural gas storage facilities and purchase some of their anticipated winter requirements during the summer, which can lessen seasonal demand fluctuations. Seasonal weather conditions and lease stipulations can limit producing activities and other oil and natural gas operations. These seasonal anomalies can increase competition for equipment, supplies and personnel during the spring and summer months, which could lead to shortages and increased costs or delay operations.

Insurance

Avalon operates all of the wells burdened by the Royalty Interests. Avalon maintains insurance, in accordance with industry practice, against some, but not all, of the operating risks to which its operating affiliate is exposed. Generally, insurance policies include coverage for general liability (including sudden and accidental pollution), physical damage to certain oil and natural gas properties, auto liability, worker’s compensation and employer’s liability, among other things.

Avalon maintains general liability insurance coverage up to $1 million per occurrence and $2 million aggregate policy limit, which includes (i) completed operations coverage and (ii) sudden and accidental environmental liability coverage for the effects of pollution on third parties, arising from operations. The general liability insurance policy contains limits subject to certain customary exclusions and limitations, as well as deductibles that must be met prior to recovery. In addition, Avalon maintains $25 million in excess liability coverage, which is in addition to and triggered if the general liability per occurrence limit is reached, and may be subject to a deductible that must be met prior to recovery. Avalon also maintains worker’s compensation coverage in accordance with Texas statutory requirements and employee liability coverage of $1 million by accident or by disease.

All of Avalon’s third-party contractors are required to sign master services agreements in which they agree (a) to indemnify Avalon for injuries and deaths of the service provider’s employees as well as contractors and subcontractors hired by the service provider and (b) name Avalon as an additional insured on their insurance policies. Similarly, Avalon generally agrees to indemnify each third-party contractor against claims made by employees of Avalon and Avalon’s other contractors. Additionally, each party generally is responsible for damage to its own property.

The third-party contractors that perform hydraulic fracturing operations sign the master services agreements containing the indemnification provisions noted above. Currently there are no insurance policies in effect intended to provide coverage for losses solely related to hydraulic fracturing operations as none have been performed by Avalon on the Underlying Properties or other properties owned by Avalon.

Avalon annually re-evaluates the purchase of insurance, coverage limits and deductibles. Future insurance coverage for the oil and natural gas industry could increase in cost and may include higher deductibles or retentions. In addition, some forms of insurance may become unavailable in the future or unavailable on terms that are economically acceptable. No assurance can be given that insurance may be maintained in the future at rates considered reasonable. Self-insurance or only catastrophic coverage may be elected for certain risks in the future.

The Trust does not maintain any insurance policies or coverage against any of the risks of conducting oil and gas exploration and production or related activities.

Regulation

Oil and Natural Gas Regulations

The oil and natural gas industry is extensively regulated by numerous federal, state, local and regional authorities, as well as Native American tribes. Legislation affecting the oil and natural gas industry is under constant review for amendment or expansion, frequently increasing the regulatory burden. Also, numerous departments and agencies, both federal and state, and Native American tribes are authorized by statute to issue rules and regulations affecting the oil and natural gas industry and its individual members, some of which carry substantial penalties for noncompliance. Although the regulatory burden on the oil and natural gas industry increases the cost of doing business and, consequently, affects its profitability, these burdens generally do not affect SandRidge or Avalon any differently or to any greater or lesser extent than they affect other companies in the industry with similar types, quantities and locations of production.

The availability, terms and cost of transportation significantly affect sales of oil, natural gas and NGL. The interstate transportation and sale for resale of oil, natural gas and NGL is subject to federal regulation, including regulation of the terms, conditions and rates for interstate transportation, storage and various other matters, primarily by the Federal Energy Regulatory Commission (“FERC”). Federal and state regulations govern the price and terms for access to oil and natural gas pipeline transportation. FERC’s regulations for interstate oil and natural gas transmission in some circumstances may also affect the intrastate transportation of oil and natural gas.

However, sales of oil, natural gas and NGL produced from the Underlying Properties are not currently regulated and are transacted at market prices. Although oil, natural gas and NGL prices are currently unregulated, Congress historically has been active in the area of oil and natural gas regulation. Whether new legislation to regulate oil, natural gas and NGL prices might be proposed, what proposals, if any, might actually be enacted by Congress or the various state legislatures, and what effect, if any, the proposals might have on the operations of the Underlying Properties cannot be predicted.

Production

Operations are subject to various types of regulation at federal, state and local levels. These types of regulation include reports concerning operations. Most states, and some counties, municipalities and Native American tribal areas also regulate one or more of the following activities: the rates of production, or “allowables”, the use of surface or subsurface waters, the surface use and restoration of properties upon which wells are drilled, the plugging and abandoning of wells, and the notice to surface owners and other third parties.

State laws regulate the size and shape of drilling and spacing units or proration units governing the pooling of oil and natural gas properties. Some states allow forced pooling or integration of tracts to facilitate exploration while other states rely on voluntary pooling of lands and leases. In some instances, forced pooling or unitization may be implemented by third parties and may reduce Avalon’s interest in the unitized properties. In addition, state conservation laws establish maximum rates of production from oil and natural gas wells, generally prohibit the venting or flaring of natural gas and impose requirements regarding the ratability of production. These laws and regulations may limit the amount of oil, natural gas and NGL production from its wells or limit the number of wells or the locations which can be drilled. Moreover, each state generally imposes a production or severance tax with respect to the production and sale of oil, natural gas and NGL within its jurisdiction.

Federal, state and local regulations provide detailed requirements for the abandonment of wells, closure or decommissioning of production facilities and pipelines, and for site restorations, in areas where the Underlying Properties are located. For example, the Railroad Commission of Texas imposes financial assurance requirements on operators, and the United States Army Corps of Engineers (“ACE”) and many other state and local authorities also have regulations for plugging and abandonment, decommissioning and site restoration.

Natural Gas Sales and Transportation

Historically, federal legislation and regulatory controls have affected the price of the natural gas Avalon produces and the manner in which Avalon markets its production. FERC has jurisdiction over the transportation and sale for resale of natural gas in interstate commerce by natural gas companies under the Natural Gas Act of 1938 and the Natural Gas Policy Act of 1978. Various federal laws enacted since 1978 have resulted in the removal of all price and non-price controls for sale of domestic natural gas sold in first sales, which include all of Avalon’s sales of from the Underlying Properties. Under the Energy Policy Act of 2005, FERC has substantial enforcement authority to prohibit the manipulation of natural gas markets and enforce its rules and orders, including the ability to assess substantial civil penalties.

FERC also regulates interstate natural gas transportation rates and service conditions and establishes the terms under which Avalon may use interstate natural gas pipeline capacity, which affects the marketing of natural gas produced from the Underlying Properties, as well as the revenues it receives for sales of its natural gas and release of its natural gas pipeline capacity. Commencing in 1985, FERC promulgated a series of orders, regulations and rule makings that significantly fostered competition in the business of transporting and marketing gas. Currently, interstate pipeline companies are required to provide nondiscriminatory transportation services to producers, marketers and other shippers, regardless of whether such shippers are affiliated with an interstate pipeline company. FERC’s initiatives have led to the development of a competitive, open access market for natural gas purchases and sales that permits all purchasers of natural gas to buy gas directly from third-party sellers other than pipelines. However, the natural gas industry historically has been very heavily regulated; therefore, the less stringent regulatory approach currently pursued by FERC and Congress might not continue indefinitely into the future. Avalon is not able to determine what effect, if any, future regulatory changes might have on future natural gas related activities with respect to the Underlying Properties.

Under FERC’s current regulatory regime, transmission services must be provided on an open-access, nondiscriminatory basis at cost-based rates or at market-based rates if the transportation market at issue is sufficiently competitive. Gathering service, which occurs upstream of jurisdictional transmission services, is regulated by the states – in the case of Texas by the Railroad Commission of Texas. Although its policy is still in flux, in the past FERC has reclassified certain jurisdictional transmission facilities as non-jurisdictional gathering facilities, which has the tendency to increase the cost of transporting gas to point-of-sale locations.

Oil Price Controls and Transportation Rates

Sales prices of oil and NGL produced from the Underlying Properties are not currently regulated and are made at market prices. Sales of these commodities are, however, subject to laws and to regulations issued by the Federal Trade Commission (the “FTC”) prohibiting manipulative or fraudulent conduct in the wholesale petroleum market. The FTC holds substantial enforcement authority under these regulations, including the ability to assess substantial civil penalties.

The price received from the sale of these products may be affected by the cost of transporting the products to market. Some transportation of oil, natural gas and NGL is through interstate common carrier pipelines. Effective as of January 1, 1995, FERC implemented regulations generally grandfathering all previously approved interstate transportation rates and establishing an indexing system for those rates by which adjustments are made annually based on the rate of inflation, subject to certain conditions and limitations. FERC’s regulation of crude oil and natural gas liquids transportation rates may tend to increase the cost of transporting crude oil and natural gas liquids by interstate pipelines, although the annual adjustments may result in decreased rates in a given year. Every five years, FERC must examine the relationship between the annual change in the applicable index and the actual cost changes experienced in the oil pipeline industry. Avalon is not able at this time to predict the effects of these regulations or FERC proceedings, if any, on the transportation costs associated with crude oil producing operations.

Environmental and Occupational Safety and Health Regulation

Oil, natural gas and NGL exploration, development and production operations are subject to stringent and complex federal, state, tribal, regional and local laws and regulations governing worker safety and health, the discharge and disposal of substances into the environment, and the protection of the environment and natural resources. Numerous governmental entities, including the U.S. Environmental Protection Agency (“EPA”), the Occupational Safety and Health Administration (“OSHA”), ACE, and analogous state and local agencies (and, under certain laws, private individuals), have the power to enforce compliance with these laws and regulations and any permits issued under them. These laws and regulations may, among other things: (i) require permits to conduct exploration, drilling, water withdrawal, wastewater disposal and other production related activities; (ii) govern the types, quantities and concentrations of substances that may be disposed or released into the environment or injected into formations in connection with drilling or production activities, and the manner of any such disposal, release or injection; (iii) limit or prohibit construction or require formal mitigation measures in sensitive areas such as wetlands, wilderness areas or areas inhabited by endangered or threatened species; (iv) require investigatory and remedial actions to mitigate pollution conditions arising from or attributable to former operations of the Underlying Properties; (v) impose safety and health restrictions designed to protect employees from exposure to hazardous or dangerous substances; and (vi) impose obligations to reclaim and abandon well sites and pits. Failure to comply with these laws and regulations may result in the assessment of sanctions, including administrative, civil and criminal penalties, the imposition of investigatory, remedial or corrective action obligations, the occurrence of delays or restrictions in permitting or performance of projects and the issuance of orders enjoining operations in affected areas.

Since taking office, the Trump Administration has taken steps aimed at reducing federal regulatory burdens and costs for the oil and gas industry. Nevertheless, changes in environmental regulation may place more restrictions and limitations on activities that may affect the environment. Any changes in or more stringent enforcement of these laws and regulations that result in delays or restrictions in permitting or development of projects, or more stringent or costly construction, drilling, water management or completion activities or waste handling, storage, transport, remediation, or disposal, emission or discharge requirements could have a material adverse effect on the Trust’s revenues. Moreover, accidental releases, including spills, may occur in the course of operations on the Underlying Properties, and significant costs could be incurred as a result of such releases or spills, including third-party claims for damage to property and natural resources or personal injury. While Avalon believes that compliance with existing environmental laws and regulations and that continued compliance with existing requirements will not materially affect operation of the Underlying Properties, it is possible that Avalon may incur substantial costs in the future related to revised or additional environmental regulations that could have a material adverse effect on its business, financial condition, and results of operations.

The following is a summary of the more significant existing and proposed environmental and occupational safety and health laws and regulations, as amended from time to time, to which the Underlying Properties and Avalon's business operations are subject and for which compliance may have a material adverse impact on the Trust or operation of the Underlying Properties.

Hazardous Substances and Wastes

The federal Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) and comparable state laws may impose strict, joint and several liability, without regard to fault or legality of conduct on certain persons who are responsible for the release of a “hazardous substance” into the environment. These persons include current and prior owners or operators of the site where the release of a hazardous substance occurred as well as entities that disposed or arranged for the disposal of the hazardous substance released at the site. Under CERCLA, these “responsible parties” may be liable for the costs of cleaning up sites where hazardous substances have been released into the environment, for damages to natural resources resulting from the release and for the costs of certain environmental and health studies. Additionally, landowners and other third parties may file claims for personal injury and natural resource and property damage allegedly caused by the release of hazardous substances into the environment. CERCLA also authorizes the EPA and, in some instances, third parties to act in response to threats to the public health or the environment from a hazardous substance release and to pursue steps to recover costs incurred for those actions from responsible parties. Despite the so-called “petroleum exclusion,” certain products used by Avalon and used previously by SandRidge in the course of operations at the Underlying Properties may be regulated as CERCLA hazardous substances. To date, none of the Underlying Properties have been subject to CERCLA response actions.

The federal Resource Conservation and Recovery Act (“RCRA”) and comparable state statutes and implementing regulations impose strict “cradle-to-grave” requirements on the generation, transportation, treatment, storage and disposal and cleanup of hazardous and non-hazardous wastes. SandRidge, Avalon and any other operators of the Underlying Properties have and will generate wastes that are subject to the requirements of RCRA and comparable state statutes. Drilling fluids, produced waters and other wastes associated with the exploration, production and/or development of oil and natural gas, including naturally-occurring radioactive material, if properly handled, are currently excluded from regulation as hazardous wastes under RCRA and, instead, are regulated under RCRA’s less stringent non-hazardous waste requirements. However, it is possible that these wastes could be classified as hazardous wastes in the future. For example, in December 2016, the EPA and environmental groups entered into a consent decree to address the EPA’s alleged failure to timely assess its RCRA Subtitle D criteria regulations exempting certain exploration and production related oil and natural gas wastes from regulation as hazardous wastes under RCRA. The consent decree requires the EPA to propose a rulemaking no later than March 15, 2019 for revision of certain Subtitle D criteria regulations pertaining to oil and natural gas wastes or to sign a determination that revision of the regulations is not necessary. The EPA fulfilled its obligation under the consent decree by issuing a determination on April 23, 2019 that revisions to existing RCRA Subtitle D regulations governing oil and natural gas wastes are not necessary, along with a report supporting that determination. Any future change in the exclusion for such wastes could potentially result in an increase in the cost of managing and disposing of those wastes.

Air Emissions and Climate Change.

The federal Clean Air Act, as amended (“CAA”), and comparable state laws and regulations restrict the emission of air pollutants through emissions standards, construction and operating permitting programs, and the imposition of other compliance requirements. These laws and regulations may require pre-approval for the construction or modification of certain projects or facilities expected to produce or significantly increase air emissions, strict compliance with air permit requirements or the utilization of specific equipment or technologies to control emissions. The need to acquire such permits has the potential to delay or limit the development of oil and natural gas projects or require Avalon to incur certain capital expenditures for air pollution control equipment or other air emissions-related issues.

Furthermore, in 2009, the EPA published its findings that emissions of carbon dioxide, methane and certain other “greenhouse gases” (collectively, “GHGs”) present an endangerment to public health and the environment because emissions of such gases are, according to the EPA, contributing to warming of the earth’s atmosphere and other climatic changes. The EPA has taken a number of steps aimed at gathering information about, and reducing the emissions of, GHGs from industrial sources, including oil and natural gas sources. The EPA has adopted rules requiring the reporting of GHG emissions from oil, natural gas and NGL production and processing facilities on an annual basis, as well as reporting GHG emissions from gathering and boosting systems, oil well completions and workovers using hydraulic fracturing. The EPA also has adopted and implemented regulations under existing provisions of the CAA that, among other things, establish Prevention of Significant Deterioration (“PSD”) construction and Title V operating permit reviews for GHG emissions from certain large stationary sources that already are potential major sources of certain principal, or criteria, pollutant emissions. Facilities required to obtain PSD permits for their GHG emissions also will be required to meet “best available control technology” standards that typically are established by the states. This rule could adversely affect Avalon’s operations upon the Underlying Properties and restrict or delay its ability to obtain air permits for new or modified facilities that exceed GHG emission thresholds.

In 2012, the EPA published a final rule adopting federal New Source Performance Standards (“NSPS”) that require the reduction of volatile organic compound emissions from certain fractured and refractured natural gas wells for which well completion is conducted and further require that most wells use reduced emission completions, also known as “green completions.” These regulations also establish specific new requirements regarding emissions from production-related wet seal and reciprocating compressors, and from pneumatic controllers and storage vessels. In June 2016, the EPA published a final rule adopting additional NSPS requirements for new, modified, or reconstructed oil and gas facilities that require control of the greenhouse gas methane from affected facilities, including requirements to find and repair fugitive leaks of methane emissions at well sites (“Methane Rule”). In addition, in November 2016, the U.S. Department of the Interior Bureau of Land Management (“BLM”) issued final rules to reduce methane emissions from venting, flaring, and leaks during oil and gas operations on federal and tribal lands (the “BLM Methane and Waste Prevention Rule”) that are substantially similar to the EPA’s Methane Rule.

The EPA also is charged with establishing ambient air quality standards, the implementation of which can indirectly impact Avalon’s operations. For example, in October 2015, the EPA lowered the National Ambient Air Quality Standard (“NAAQS”), for ozone from 75 to 70 parts per billion. Although the EPA has designated all counties in which the Underlying Properties are located as attainment areas for the 2015 ozone standard, these determinations may be revised in the future. State implementation of the revised NAAQS could result in stricter permitting requirements, delay or prohibit Avalon’s ability to obtain such permits, and result in increased expenditures for pollution control equipment, the costs of which could be significant.

Following the 2016 presidential election and change in administrations, President Trump signed Executive Order 13783 directing federal agencies to review and, if appropriate, revise all existing regulations “that potentially burden the development or use of domestic energy resources, with particular attention to oil and gas.” Pursuant to the Executive Order, the BLM and EPA commenced reviews of the BLM Methane and Waste Prevention Rule and the oil and gas NSPS, respectively. In December 2017, the BLM published a final rule to temporarily suspend or delay certain requirements contained in the November 2016 final rule until January 17, 2019, including those requirements relating to venting, flaring and leakage from oil and gas production activities. Further, in September 2018, the BLM published a final rule revising or rescinding certain provisions of the BLM Methane and Waste Prevention Rule. This action has been challenged by the states of California and New Mexico, as well as environmental groups, in the Northern District of California. Such litigation is still pending. Separately, the EPA’s review of its regulations resulted in (a) then EPA Administrator Scott Pruitt withdrawing the request for information needed to develop emissions guidelines for existing facilities in March, 2017, (b) a proposal to delay implementation of the Methane Rule, and (c) the convening of a reconsideration proceeding that resulted in two 2018 rulemaking projects aimed at rolling back certain Methane Rule requirements. In August 2019, the EPA proposed amendments to the Methane Rule aimed at eliminating federal requirements that oil and gas companies install technology to detect and fix methane leaks from wells, pipelines and storage facilities, while maintaining the rule’s substantive emissions control requirements because they serve to control emissions of other, non-methane pollutants. The ultimate fate of the Methane Rule requirements is unclear. Nevertheless, regulations promulgated under the CAA may require Avalon to incur expenses to install and utilize specific equipment, technologies, or work practices to control emissions from its operations.

The Congressional reaction to the BLM and EPA action has been mixed, but there seems to be growing support, at least in the House of Representatives, in support for maintaining and potentially strengthening methane regulation. During the current Congressional session, five bills have been introduced which, if enacted, would codify existing methane regulations and/or force additional regulatory action. Examples include the Super Pollutants Act (H.R. 4143), which would codify the oil and gas NSPS and require the EPA to develop emissions guidelines for existing oil and gas facilities within two years, and the CLEAN Future Act which aims to achieve a 100% clean economy by not later than 2050 including a plan to achieve “net zero” GHGs.

Although future federal GHG regulations for the oil and gas industry remain a possibility given the long-term trend towards increasing regulation, the form of these regulations remains uncertain as the Trump administration has made it clear they will oppose any such regulation. Moreover, several states have already adopted rules requiring operators of both new and existing oil and gas facilities to develop and implement leak detection and repair (“LDAR”) program and to install devices on certain equipment to capture 95% of methane emissions. Compliance with these rules could require Avalon to purchase pollution control equipment and optical gas imaging equipment for LDAR inspections, and to hire additional personnel to assist with inspection and reporting requirements.

Compliance with these and other air pollution control and permitting requirements has the potential to increase Avalon’s production costs, which costs could be significant. Additionally, violations of lease conditions or regulations related to air emissions can result in civil and criminal penalties, as well as potential court injunctions curtailing operations and canceling leases. Such enforcement liabilities can result from either governmental or citizen enforcement.

Water Discharges

The federal Clean Water Act (“CWA”) and analogous state laws and implementing regulations impose restrictions and strict controls regarding the discharge of pollutants into waters of the United States and waters of the states, respectively. Pursuant to these laws and regulations, the discharge of pollutants to regulated waters is prohibited unless it is permitted by the EPA, ACE or an analogous state agency. The discharge of wastewater from most onshore oil and gas exploration and production activities is currently prohibited east of the 98th meridian. Additionally, in June 2016, the EPA issued a final rule implementing wastewater pre-treatment standards that prohibit onshore unconventional oil and natural gas extraction facilities from sending wastewater directly to publicly owned treatment works (“POTW”).

Unconventional extraction facilities are in certain circumstances allowed by federal regulations to send wastewater to an off-site private centralized wastewater treatment facility that can either discharge treated water or send it to a POTW. The EPA is conducting a study of the treatment and discharge of oil and gas wastewater. Any restriction of disposal options for hydraulic fracturing waste and other changes to CWA discharge requirements may result in increased costs. Avalon does not presently discharge pollutants associated with the exploration, development and production of oil, natural gas and NGL on the Underlying Properties into federal or state waters. Rather, it disposes of such fluids by regulated injection into salt water disposal wells located on the Underlying Properties in compliance with the Underground Injection Control program described below.

How the EPA and the ACE define “waters of the United States” (“WOTUS”) can impact Avalon’s regulatory and permitting obligations under the CWA. The EPA and the ACE promulgated rules defining the scope of WOTUS that became effective in September 2015. On October 22, 2019, the EPA and the ACE published a final rule that repealed the 2015 definition of WOTUS and recodified longstanding regulatory definitions of WOTUS that existed prior to the 2015 rule to promote regulatory consistency across the United States. On February 14, 2019, EPA and the ACE had published a proposed revised definition of WOTUS intended to clarify and narrow the definition from that in the 2015 rule. The comment period on the proposed changes to the definition of WOTUS closed on April 15, 2019, and a final rule is expected to be published in early 2020. It is anticipated that petitions for review of any 2020 WOTUS rule will be filed and that litigation over the definition of WOTUS will continue. To the extent that Avalon must obtain permits for the discharge of pollutants or for dredge and fill activities in wetland areas or other waters of the United States, Avalon could face increased costs and delays associated with obtaining such permits under any broader definition of WOTUS that expands the scope of CWA jurisdiction.

Finally, the Oil Pollution Act of 1990 (“OPA”), which amends the CWA, establishes standards for prevention, containment and cleanup of oil spills into waters of the United States. The OPA requires measures to be taken to prevent the accidental discharge of oil into waters of the United States from onshore production facilities. Measures under the OPA and/or the CWA include: inspection and maintenance programs to minimize spills from oil storage and conveyance systems; the use of secondary containment systems to prevent spills from reaching nearby waterbodies; proof of financial responsibility to cover environmental cleanup and restoration costs that could be incurred in connection with an oil spill; and the development and implementation of spill prevention, control and countermeasure (“SPCC”) plans to prevent and respond to oil spills. The OPA also subjects owners and operators of facilities to strict, joint and several liability for all containment and cleanup costs and certain other damages arising from a spill. SandRidge has developed and implemented SPCC plans for the Underlying Properties as required under the CWA, and Avalon is continuing to administer these SPCC plans.

Subsurface Injections

Any underground injection operations that may be performed by Avalon in the future are subject to the Safe Drinking Water Act (“SDWA”), as well as analogous state laws and regulations. Under the SDWA, the EPA established the Underground Injection Control (“UIC”) program, which established the minimum program requirements for state and local programs regulating underground injection activities. The UIC program includes requirements for permitting, testing, monitoring, record keeping and reporting of injection well activities, as well as a prohibition against the migration of fluid containing any contaminant into underground sources of drinking water. Texas state regulations require a permit from the Railroad Commission of Texas to operate underground injection wells. Avalon has obtained such UIC permits. Although Avalon monitors the injection process of its injection wells, any leakage from the subsurface portions of such wells could cause degradation of fresh groundwater resources, potentially resulting in suspension of Avalon’s UIC permit, issuance of fines and penalties from governmental agencies, incurrence of expenditures for remediation of the affected resource and imposition of liability by third-parties claiming damages for alternative water supplies, property damages and personal injuries. Some states have considered laws mandating flowback and produced water recycling. Other states, including Texas, have undertaken studies to assess the feasibility of recycling produced water on a large scale. For example, in July 2018, the EPA partnered with New Mexico to evaluate alternatives to injection of wastewater from exploration and production activities by reusing it or treating it for reintroduction into the hydrologic cycle or both, and to propose potential regulations related thereto. If laws mandating reuse and/or treatment in lieu of injection are adopted for the counties in which the Underlying Properties are located, Avalon’s operating costs may increase significantly.

Endangered Species. The federal Endangered Species Act (“ESA”) restricts activities that may affect endangered or threatened species or their habitats without first obtaining an incidental take permit and implementing mitigation measures. Similar protections are offered to migratory birds under the federal Migratory Bird Treaty Act. If endangered species are located in areas of the Underlying Properties where seismic surveys, development activities or abandonment operations may be conducted, the work could be prohibited or delayed or expensive mitigation may be required. In February 2016, the U.S. Fish and Wildlife Service (“USFWS”) published a final policy which alters how it identifies critical habitat for endangered and threatened species. On August 27, 2019, the USFWS published a final rule adopting several changes to ESA regulations, including changes to the procedures and criteria for listing or removing species from the Lists of Endangered and Threatened Wildlife and Plants and for designating critical habitat. A critical habitat designation could result in further material restrictions to federal and private land use and could delay or prohibit land access or development. The designation of previously unprotected species as threatened or endangered in areas where operations on the Underlying Properties are located could cause Avalon to incur increased costs arising from species protection measures or could result in limitations on exploration and production activities that could have an adverse impact on the ability to develop and produce reserves from the Underlying Properties.

Employee Health and Safety

The operations of Avalon are subject to a number of federal and state laws and regulations, including the federal Occupational Safety and Health Act and comparable state statutes, whose purpose is to protect the health and safety of workers. In addition, the Hazard Communication Standard implemented by OSHA requires Avalon to maintain information concerning hazardous materials used or produced in its operations and to provide this information to employees. Pursuant to the Federal Emergency Planning and Community Right-to-Know Act, facilities that store hazardous chemicals that are subject to OSHA’s Hazard Communication Standard above certain threshold quantities must submit information regarding those chemicals by March 1 of each year to state and local authorities in order to facilitate emergency planning and response. That information is generally available to employees, state and local governmental authorities, and the public. Avalon has been and is submitting this information to these authorities for the Underlying Properties.

Description of Property

Information regarding the Trust’s properties is included above under “Information about the Trust—Description of Business.” Also, refer to Note 9 to the Trust’s audited financial statements included in this Information Statement.

Legal Proceedings

None.

Trustee’s Discussion and Analysis of Financial Information and Results of Operations

Introduction

The following discussion and analysis are intended to help the reader understand the financial condition, results of operations, liquidity and capital resources of the Trust. This discussion and analysis should be read in conjunction with the Trust’s unaudited interim financial statements and the accompanying notes included in this Information Statement and the Trust’s audited financial statements and the accompanying notes included this Information Statement. All information regarding operations is provided to the Trustee by Avalon.

Overview

The Trust is a statutory trust formed under the Delaware Statutory Trust Act pursuant the Trust Agreement by and among SandRidge, as Trustor, The Bank of New York Mellon Trust Company, N.A., as Trustee, and The Corporation Trust Company, as Delaware Trustee.

The Trust holds Royalty Interests in specified oil and natural gas properties located in Underlying Properties in Andrews County, Texas. These Royalty Interests were conveyed by SandRidge to the Trust concurrent with the initial public offering of the Trust’s Common Units in August 2011 pursuant to the terms set forth in Conveyances effective April 1, 2011. As consideration for conveyance of the Royalty Interests, the Trust remitted the proceeds of the offering, along with 4,875,000 Trust Common Units and 13,125,000 Subordinated Units to certain wholly-owned subsidiaries of SandRidge.

Pursuant to a development agreement between the Trust and SandRidge, SandRidge was obligated to drill, or cause to be drilled, 888 Trust Development Wells within the AMI by March 31, 2016. SandRidge fulfilled this obligation in November 2014. As no additional development wells will be drilled, the Trust’s production is expected to decline each quarter during the remainder of its life. As a result of SandRidge fulfilling its drilling obligation, the subordinated units converted to Common Units in January 2016. At October 31, 2018, SandRidge owned 13,125,000 Common Units, or 25% of all Common Units.

On November 1, 2018, SandRidge sold all of its interests in the Underlying Properties and all of its Common Units in the Sale Transaction to Avalon. The Conveyances permitted SandRidge to sell all or any part of its interest in the Underlying Properties, where the Underlying Properties were sold subject to and burdened by the Royalty Interests. In connection with the Sale Transaction, Avalon and its affiliates assumed all of SandRidge’s obligations under the Conveyances and the Trust Agreement and the Administrative Services Agreement between SandRidge and the Trust pursuant to which SandRidge and Avalon have provided accounting, tax preparation, bookkeeping and informational services to the Trust. In addition, SandRidge assigned its rights to Avalon under the registration rights agreement between SandRidge and the Trust. As of June 30, 2020, Avalon holds 13,125,000 Common Units, or 25% of all Trust units.

In connection with the Sales Transaction, Avalon obtained the WaFed Loan from WaFed pursuant to the terms of a Loan Agreement and related security documents. Avalon used the proceeds of the WaFed Loan to fund a portion of the purchase price for the interests in the Underlying Properties and Trust Common Units acquired in the Sale Transaction. The WaFed Loan is secured by the WaFed Collateral. The Royalty Interests are not part of the WaFed Collateral.

The Trust is passive in nature and neither the Trust nor the Trustee has any control over, or responsibility for, any operating or capital costs related to the Underlying Properties. The business and affairs of the Trust are administered by the Trustee. The Trust Agreement generally limits the Trust’s business activities to owning the Royalty Interests and activities reasonably related thereto, including activities required or permitted by the terms of the Conveyances.

The Trust makes quarterly cash distributions of substantially all of its cash receipts, after deducting amounts for the Trust’s administrative expenses, property tax and Texas franchise tax and cash reserves withheld by the Trustee, on or about the 60th day following the completion of each quarter. Due to the timing of the payment of production proceeds to the Trust, each distribution covers production from a three-month period consisting of the first two months of the most recently ended quarter and the final month of the quarter preceding it.

The Trust will dissolve and begin to liquidate on the Termination Date of March 31, 2031, unless sooner dissolved in accordance with the terms of the Trust Agreement as described below and will soon thereafter wind up its affairs and terminate. At the Termination Date, 50% of the Royalty Interests will revert automatically to Avalon. The remaining 50% of the Royalty Interests will be sold at that time, with the net proceeds of the sale, as well as any remaining Trust cash reserves, distributed to the holders of Trust Common Units on a pro rata basis, subject to Avalon’s right of first refusal to purchase the Royalty Interests retained by the Trust at the Termination Date. In addition, the Trust will dissolve if one of the following events occurs prior to the Termination Date: (a) the Trust sells all of the Royalty Interests; (b) cash available for distribution for any four consecutive quarters, on a cumulative basis, is less than $5.0 million; (c) the holders of Trust Common Units approve an earlier dissolution of the Trust; or (d) the Trust is judicially dissolved pursuant to the provisions of the Delaware Statutory Trust Act. In the case of any of the foregoing, the Trustee would then sell all of the Trust’s assets (subject to Avalon’s right of first refusal to purchase the Royalty Interests retained by the Trust as of the date of such event), either by private sale or public auction, and distribute the net proceeds of the sale to the holders of Trust Common Units after payment, or reasonable provision for payment, of all Trust liabilities.

Commodity Price Volatility

The Trust’s quarterly cash distributions are highly dependent upon the prices realized from the sale of oil, natural gas and NGL. The markets for these commodities are volatile and experienced significant fluctuations during 2019 and have declined sharply in 2020 in response to the economic effects of the dispute over production levels between Russia and the members of the Organization of Petroleum Exporting Countries and the global outbreak of the novel form of coronavirus known as COVID-19. These actions led to an immediate and steep decrease in oil prices, which reached a closing NYMEX price low of negative $37.63 per barrel of crude oil in April 2020. The spot price for WTI crude oil has decreased from $61.17 per barrel on January 2, 2020 to $40.77 per barrel on August 3, 2020. A buildup in inventories, lower global demand, political unrest, or other factors, such as the economic effects of the COVID-19 pandemic, could cause prices for U.S. oil, natural gas and NGL to fluctuate significantly in the future. As a result, there can be no assurance that prices for oil, natural gas and NGL will be maintained at a constant level for any significant period of time.

COVID-19

The COVID-19 pandemic has resulted in widespread and localized health crises that adversely affect general commercial activity, the economies and financial markets of many countries and localities, as well as global demand for oil, natural gas and NGL. COVID-19 and the federal, state and local governmental responses to the pandemic also have resulted in significant business and operational disruptions, including business closures, disruptions to supply chains, travel restrictions and limitations on the availability of workforces. The full impact of COVID-19 is unknown and is rapidly evolving, and it is not possible to reliably estimate the impact that these developments will have on future periods. A prolonged period of low crude oil and natural gas prices will adversely affect Avalon as the operator of the Underlying Properties. If commodity prices for crude oil, natural gas and NGL remain at reduced levels, distributions to holders of Common Units will be substantially lower than historical distributions, and in certain periods there may be no distribution to holders of Common Units.

Potential Early Termination of the Trust

The Trust Agreement provides that the Trust will terminate if cash available for distribution for any four consecutive quarters, on a cumulative basis, is less than $5.0 million. If this early termination event occurs, the Trust Agreement will require the Trustee to sell the Royalty Interests, either by private sale or public auction, subject to Avalon's right of first refusal to purchase the Royalty Interests. After the sale of all of the Royalty Interests, payment of all Trust liabilities and establishment of reasonable provisions for the payment of additional anticipated or contingent Trust expenses or liabilities, the Trustee will distribute the net proceeds of the sale to the holders of Trust Common Units.

Based on Avalon’s estimates for the next twelve months regarding projected production from the Underlying Properties and estimated pricing for WTI crude oil based on futures prices as of August 1, 2020 readily available in the public market, adjusted for differentials, and assuming that Avalon is unable to make the quarterly payment to the Trust for the three-month period ended March 31, 2020 as discussed below under “Liquidity and Capital Resources-Future Trust Distributions to Unitholders”, cash available for distribution for the four consecutive quarters ending December 31, 2020, on a cumulative basis, may fall below $5.0 million, which would require the Trust to commence termination shortly after the required quarterly cash distribution is to be made in February 2021. If that occurs, the Trustee would be required to sell all of the Trust’s remaining assets and liquidate the Trust. Due to this uncertainty, there is substantial doubt regarding the Trust’s ability to continue as a going concern within one year after the date that the financial statements are issued. The Trust’s financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Status of NYSE Delisting

As previously disclosed, on December 27, 2019, the Trust received written notification from The New York Stock Exchange (“NYSE”) that the Trust no longer satisfied the continued listing compliance standards set forth under Rule 802.01C of the NYSE Listed Company Manual because the average closing price of the Trust units fell below $1.00 over a 30 consecutive trading-day period. If the Trust were unable to regain compliance with the applicable standards within a six-month cure period, the NYSE would commence suspension and delisting procedures. Although the Trust units continue to be traded on the NYSE, the Trust might be unable to maintain compliance with the NYSE’s listing standards and could again become subject to the NYSE delisting procedures. On April 23, 2020, the NYSE notified the Trustee that pursuant to temporary NYSE rule changes adopted in response to the dramatic fluctuations in the capital markets resulting from the COVID-19 pandemic, the cure period in which the Trust may regain compliance with the applicable listing standards has been extended to September 5, 2020.

The NYSE announced the suspension of trading of the Trust units due to non-compliance with Rule 802.01C of the NYSE Listed Company Manual, effective as of the close of trading on September 8, 2020, and announced that it was initiating proceedings to delist the Trust units.

Properties

As of June 30, 2020, the Trust’s assets consisted of Royalty Interests that burden the Trust Wells, all of which are located in Andrews County, Texas.

Distributions

The Trust makes quarterly cash distributions of substantially all of its cash receipts, after deducting amounts for the Trust’s administrative expenses, property tax and Texas franchise tax and cash reserves withheld by the Trustee, on or about the 60th day following the completion of each quarter. Holders of Trust Common Units are responsible for all federal and state tax liabilities associated with distributions they receive from the Trust.

Pursuant to Internal Revenue Code (“IRC”) Section 1446, withholding tax on income effectively connected to a United States trade or business allocated to non-U.S. persons (“ECI”) should be made at the highest marginal rate. Under IRC Section 1441, withholding tax on fixed, determinable, annual, periodic income from United States sources allocated to non-U.S. persons should be made at 30% of gross income unless the rate is reduced by treaty. This is intended to be a qualified notice to nominees and brokers as provided for under Treasury Regulation Section 1.1446-4(b) by the Trust, and while specific relief is not specified for IRC Section 1441 income, this disclosure is intended to suffice. Nominees and brokers should withhold at the highest marginal rate on the distribution made to non-U.S. persons. The Tax Cuts and Jobs Act (the “TCJA”) enacted in December 2017 treats a non-U.S. holder’s gain on the sale of Trust units as ECI to the extent such holder would have had ECI if the Trust had sold all of its assets at fair market value on the date of the exchange. The TCJA also requires the transferee of units to withhold 10% of the amount realized on the sale of exchange of units (generally, the purchase price) unless the transferor certifies that it is not a nonresident alien individual or foreign corporation. Pending the finalization of proposed regulations under IRC Section 1446, the IRS has suspended this new withholding obligation with respect to publicly traded partnerships such as the Trust, which is classified as a partnership for federal and state income tax purposes.

Results of Trust Operations

Results of the Trust for the Years Ended December 31, 2019 and 2018

The primary factors affecting the Trust’s revenues and costs are the quantity of oil, natural gas and NGL production attributable to the Royalty Interests and the prices received for such production. Royalty income, post-production expenses and certain taxes are recorded on a cash basis when the Trust receives net revenue distributions from Avalon. Information regarding the Trust’s revenues, expenses, production and pricing for the years ended December 31, 2019 and 2018 is presented below.

	Year Ended December 31,
	2019(1)	2018(2)
Production data
Oil (MBbls)	414	485
NGL (MBbls)	57	72
Natural gas (MMcf)	181	227
Combined equivalent volumes (MBoe)(3)	501	595
Average daily combined equivalent volumes (MBoe/d)	1.4	1.6
Well data
Initial and Trust Development Wells producing - average	1,035	1,064
Revenues (in thousands)
Royalty income	$22,442	$29,857
Total revenue	$22,442	$29,857
Expenses (in thousands)
Post-production expenses	$50	$46
Property taxes	—	1,559
Production taxes	1,061	1,423
Franchise taxes	47	47
Trust administrative expenses	1,734	1,402
Cash reserves withheld (used), net of amounts (used) withheld for current Trust expenses	2,261	54
Total expenses	$5,153	$4,531
Distributable income available to unitholders	$17,289	$25,326

Average prices
Oil (per Bbl)	$50.77	$56.96
NGL (per Bbl)	$20.00	$24.16
Combined oil and NGL (per Bbl)	$47.06	$52.70
Natural gas (per Mcf)	$1.22	$1.91
Combined equivalent (per Boe)	$44.66	$50.08
Average prices - including impact of post-production expenses
Natural gas (per Mcf)	$0.95	$1.71
Combined equivalent (per Boe)	$44.56	$50.00
Expenses (per Boe)
Post-production	$0.10	$0.08
Production taxes	$2.12	$2.39
___________

(1)
Production volumes and related revenues and expenses for the year ended December 31, 2019 included in 2019 net revenue distributions to the Trust represent oil, natural gas and NGL production from September 1, 2018 to August 31, 2019.

(2)
Production volumes and related revenues and expenses for the year ended December 31, 2018 (included in 2018 net revenue distributions to the Trust) represent oil, natural gas and NGL production from September 1, 2017 to August 31, 2018.

(3)
Barrel of oil equivalent, determined using the ratio of six Mcf of natural gas to one Bbl of oil, which approximates the relative energy content of oil as compared to natural gas.

Comparison of Results of the Trust for the Years Ended December 31, 2019 and 2018

Revenues

Royalty Income. Royalty income is a function of production volumes attributable to the Royalty Interests sold and associated prices received by Avalon. Royalty income received during the year ended December 31, 2019 totaled $22.4 million compared to $29.9 million received during the year ended December 31, 2018. The approximately $7.5 million decrease in royalty income consisted of approximately $3.0 million attributable to a decrease in prices received from the sale of oil, gas and NGL attributable to the Royalty Interests and approximately $4.5 million attributable to a decrease in total volumes produced from wells burdened by the Royalty Interests. The average number of producing wells burdened by the Royalty Interests decreased by 29 during the year ended December 31, 2019 as compared to the year ended December 31, 2018.

Expenses

Post-Production Expenses. The Trust bears post-production expenses related to production attributable to the Royalty Interests. Post-production expenses generally consist of costs incurred to gather, store, compress, transport, process, treat, dehydrate and market, as applicable, the oil, natural gas and NGL produced from wells burdened by and attributable to the Royalty Interests. Post-production expenses for the year ended December 31, 2019 increased to approximately $50,000 from approximately $46,000 for the year ended December 31, 2018 primarily as a result of an increase in gas transfer fees.

Property Taxes. Property taxes paid during the year ended December 31, 2018 were approximately $1.6 million, which related to 2018 property taxes. No property tax payments were made during 2019, as approximately $1.7 million in 2019 property taxes were paid in January 2020.

Production Taxes. Production taxes are calculated as a percentage of oil, natural gas and NGL revenues, excluding the net amount of any applicable tax credits. Production taxes for the year ended December 31, 2019 totaled $1.1 million, or $2.12 per Boe, and were approximately 4.7% of royalty income. Production taxes for the year ended December 31, 2018 totaled $1.4 million, or $2.39 per Boe, and were approximately 4.8% of royalty income.

Texas Franchise Tax. The Trust paid its Texas franchise tax for the year ended December 31, 2018 of approximately $0.1 million, or approximately 0.2% of 2018 royalty income, during the year ended December 31, 2019. The Trust’s estimated Texas franchise tax for the year ended December 31, 2019 of approximately $0.1 million, or approximately 0.2% of 2019 royalty income, is expected to be paid during the year ending December 31, 2020.

Distributable Income

Distributable income for the year ended December 31, 2019 was $17.3 million, which included a net addition of approximately $2.3 million to the cash reserve for the payment of future Trust expenses reflecting approximately $4.0 million withheld in aggregate from 2019 cash distributions to holders of Trust Common Units partially offset by approximately $1.7 million used to pay Trust expenses during the period.

Distributable income for the year ended December 31, 2018 was $25.3 million, which included a net addition of approximately $0.1 million to the cash reserve for the payment of future Trust expenses reflecting approximately $3.1 million withheld in aggregate from 2018 cash distributions to holders of Trust Common Units partially offset by approximately $3.0 million used to pay Trust expenses during the period.

Results of the Trust for the Three and Six Months ended June 30, 2020 and 2019

The primary factors affecting the Trust’s revenues and costs are the quantity of oil, natural gas and NGL production from the Trust Wells, the prices received for such production and post-production costs (primarily transportation). Royalty income, post-production expenses and certain taxes are recorded on a cash basis when net revenue distributions are received by the Trust from Avalon. Information regarding the Trust’s production, pricing and costs for the three- and six-month periods ended June 30, 2020 and 2019 is presented below.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020(1)	2019(2)	2020(3)	2019(4)
Production Data
Oil (MBbls)	—	104	93	213
NGL (MBbls)	—	15	10	31
Natural gas (MMcf)	—	46	39	97
Combined equivalent volumes (MBoe)	—	126	110	260
Average daily combined equivalent volumes (MBoe/d)	—	1.4	1.2	1.4
Well Data
Initial and Trust Development Wells producing - average	990	1,024	1,020	1,042
Revenues (in thousands)
Royalty income	$3	$4,901	$5,292	$11,158
Total revenue	3	4,901	5,292	11,158
Expenses (in thousands)
Post-production expenses	—	8	15	20
Production taxes	—	233	254	533
Property taxes	—	—	1,676	—
Franchise taxes	36	47	36	47
Trust administrative expenses	338	609	1,046	1,042
Cash reserves withheld for current Trust expenses, net of amounts (used) withheld	(371)	224	(1,945)	755
Total expenses	3	1,121	1,082	2,397
Distributable income available to unitholders	$—	$3,780	$4,210	$8,761
Average Prices
Oil (per Bbl)	—	$43.59	$53.93	$48.12
NGL (per Bbl)	—	$18.54	$19.48	$22.51
Combined oil and NGL (per Bbl)	—	$40.45	$50.51	$44.89
Natural gas (per Mcf)	—	$2.08	$0.92	$1.91
Combined equivalent (per Boe)	—	$38.75	$47.89	$42.81
Average Prices — including impact of post-production expenses
Natural gas (per Mcf)	—	$1.91	$0.53	$1.70
Combined equivalent (per Boe)	—	$38.69	$47.76	$42,74
Expenses (per Boe)
Post-production production	—	$0.06	$0.14	$0.08
Production taxes	—	$1.85	$2.31	$2.05
___________

(1)
Related revenues and expenses for the three-month period ended June 30, 2020.

(2)
Production volumes and related revenues and expenses for the three-month period ended June 30, 2019 (included in SandRidge’s May 2019 net revenue distributions to the Trust) represent production from December 1, 2018 to February 28, 2019.

(3)
Production volumes and related revenues and expenses for the six-month period ended June 30, 2020 (included in Avalon’s February 2020 net revenue distribution to the Trust) represent production from September 1, 2019 to February 29, 2020.

(4)
Production volumes and related revenues and expenses for the six-month period ended June 30, 2019 (included in SandRidge’s February 2019 and May 2019 net revenue distributions to the Trust) represent production from September 1, 2018 to February 28, 2019.

Three Months Ended June 30, 2020 Compared to the Three Months Ended June 30, 2019

Revenues

Royalty Income. Royalty income is a function of production volumes sold attributable to the Royalty Interests and associated prices received. There was no royalty income during the three-month period ended June 30, 2020 as a result of Avalon’s failure to pay proceeds owed to the Trust for the period from December 1, 2019 to February 29, 2020 in the amount of approximately $4.7 million. Royalty income received during the three-month period ended June 30, 2019 totaled approximately $4.9 million.

Expenses

Production Taxes. Production taxes are calculated as a percentage of oil and natural gas revenues, net of any applicable tax credits. No production taxes were paid by the Trust for the three-month period ended June 30, 2020. Production taxes for the three-month period ended June 30, 2019 totaled approximately $0.2 million, or $1.85 per Boe, and were approximately 4.8% of royalty income.

Trust Administrative Expenses. Trust administrative expenses generally consist of fees paid to the Trustee and the Delaware Trustee, administrative services fees paid to Avalon, tax return and related form preparation fees, legal and accounting fees, and other expenses incurred as a result of being a publicly traded entity. Trust administrative expenses for the three-month period ended June 30, 2020 totaled approximately $0.3 million compared to approximately $0.6 million for the three-month period ended June 30, 2019. The decrease during the 2020 period primarily relates to the timing of administrative expense payments.

Distributable Income

There was no distributable income for the three-month period ended June 30, 2020 as Avalon was unable to pay the approximately $4.7 million it owes the Trust, which reflects production from December 1, 2019 to February 29, 2020. Distributable income for the three-month period ended June 30, 2019 was $3.8 million, which included a net addition of approximately $0.2 million to the cash reserve for the payment of future Trust expenses, reflecting approximately $0.8 million withheld from the May 2019 cash distribution to holders of Trust Common Units partially offset by approximately $0.6 million used to pay Trust expenses during the period.

Six Months Ended June 30, 2020 Compared to the Six Months Ended June 30, 2019

Revenues

Royalty Income. Royalty income received during the six-month period ended June 30, 2020 totaled $5.3 million compared to $11.2 million received during the six-month period ended June 30, 2019. The decrease is the result of Avalon’s failure to pay proceeds owed to the Trust for the period from December 1, 2019 to February 29, 2020 in the amount of approximately $4.7 million. The average number of producing Trust Wells in the six-month period ended June 30, 2020 decreased by 22 from 1,042 Trust Wells in the six-month period ended June 30, 2019, because certain Trust Wells that could not produce minerals in commercial quantities due to a continuing decline in production were shut in.

Expenses

Property Taxes. Property taxes paid during the six months ended June 30, 2020 were approximately $1.7 million, which related to 2019 property taxes. There were no property taxes paid during the six months ended June 30, 2019 as the applicable taxes were paid during a prior period.

Production Taxes. Production taxes paid for the six-month period ended June 30, 2020 totaled approximately $0.3 million, or $2.31 per Boe, and were approximately 4.8% of royalty income.
Production taxes for the six-month period ended June 30, 2019 totaled approximately $0.5 million, or $2.05 per Boe, and were approximately 4.8% of royalty income.

Distributable Income

Distributable income for the six-month period ended June 30, 2020 was $4.2 million, which included a net reduction of approximately $1.6 million to the cash reserve for the payment of future Trust expenses, reflecting approximately $2.4 million used to pay Trust expenses during the period partially offset by approximately $0.8 million withheld from the February 2020 cash distribution to holders of Trust Common Units.

Distributable income for the six-month period ended June 30, 2019 was $8.8 million, which included a net addition of approximately $0.8 million to the cash reserve for the payment of future Trust expenses, reflecting approximately $1.8 million withheld in aggregate from the February 2019 and May 2019 cash distributions to holders of Trust Common Units partially offset by approximately $1.0 million used to pay Trust expenses during the period.

Liquidity and Capital Resources

The Trust has no source of liquidity or capital resources other than cash flow generated from the Royalty Interests and borrowings to fund administrative expenses, including any amounts borrowed under Avalon’s loan commitment. The Trust’s primary uses of cash are distributions to holders of Trust Common Units, the payment of Trust administrative expenses, establishing reserves (as determined by the Trustee) for future liabilities, the payment of applicable taxes and the payment of expense reimbursements to Avalon for out-of-pocket expenses incurred on behalf of the Trust. The Trust does not have any obligation to pay any costs associated with the operation of the Trust Wells.

Administrative expenses include payments to the Trustee and the Delaware Trustee as well as a quarterly fee of $75,000 paid to Avalon pursuant to the Administrative Services Agreement. Each quarter, the Trustee determines the amount of funds available for distribution. Available funds are the excess cash, if any, received by the Trust from the sale of production attributable to the Royalty Interests during that quarter over the Trust’s expenses for the quarter. If at any time the Trust’s cash on hand (including available cash reserves) is not sufficient to pay the Trust’s ordinary course administrative expenses as they become due, the Trust may borrow funds from the Trustee or other lenders, including Avalon, to pay such expenses. The Trustee does not intend to lend funds to the Trust. Pursuant to the Trust Agreement, if at any time the Trust’s cash on hand (including available cash reserves) is not sufficient to pay the Trust’s ordinary course administrative expenses as they become due, Avalon (as the assignee of SandRidge) will, at the Trustee’s request, loan funds to the Trust necessary to pay such expenses. Any funds loaned by Avalon pursuant to this commitment will be limited to the payment of current accounts payable or other obligations to trade creditors in connection with obtaining goods or services or the payment of other current liabilities arising in the ordinary course of the Trust’s business, and may not be used to satisfy Trust indebtedness, or to make distributions. If Avalon loans funds pursuant to this commitment, no further distributions will be made to holders of Trust Common Units (except in respect of any previously determined quarterly cash distribution amount) until such loan is repaid in full, with interest, unless Avalon consents to any further distributions. Any such loan will be on an unsecured basis, and the terms of such loan will be substantially the same as that which would be obtained in an arm’s length transaction between Avalon and an unaffiliated third party. No such loan was outstanding at June 30, 2020 or December 31, 2019, and given Avalon’s current financial condition, as further discussed under “-Avalon’s Financial Condition” below, it is unlikely such loan could be made.

Commencing with the distribution to holders of Trust Common Units paid in the first quarter of 2019, the Trustee has withheld, and in the future intends to withhold, the greater of $190,000 or 3.5% of the funds otherwise available for distribution to holders of Trust Common Units each quarter to gradually increase cash reserves for the payment of future known, anticipated or contingent expenses or liabilities by a total of approximately $2,275,000. In 2019, the Trustee withheld an aggregate of $760,000 from the funds otherwise available for distribution to holders of Trust Common Units. In February 2020, the Trustee withheld approximately $190,000 from the funds otherwise available for distribution. In July 2020, the Trustee withheld approximately $190,000 from funds otherwise available for distribution.

The Trust is highly dependent on Avalon for multiple services, including the operation of the Trust Wells, remittance of net proceeds from the sale of associated production to the Trust, administrative services such as accounting, tax preparation, bookkeeping, regulatory filings and information services performed on behalf of the Trust, and potentially for loans to pay Trust administrative expenses. Avalon is a relatively new oil and gas company formed in August 2018 with no prior operating history. Avalon’s ability to continue operating the Underlying Properties depends on its future financial condition and economic performance, access to capital, and other factors, many of which are out of Avalon’s control. If the reduced demand for crude oil in the global market resulting from the economic effects of the COVID-19 pandemic and the recent reduction in the benchmark price of crude oil persist for the near term or longer, such factors are likely to have a negative impact on Avalon’s financial condition. This negative impact could affect Avalon’s ability to operate the Trust Wells and provide services to the Trust. Avalon has informed the Trustee that during 2019, Avalon repaired 29 producing Trust Wells to increase production. Avalon has reported that this effort, combined with higher-than-expected lease operating expenses (“LOE”) and declining oil prices, contributed to an operating loss for Avalon in 2019, despite Avalon’s efforts to reduce LOE (including shutting in some non-economic Trust Wells, alternating production to reduce electrical and other field operating costs, and staff lay-offs). Avalon has informed the Trustee that Avalon is likely to shut in additional Trust Wells that are not capable of producing oil and natural gas in paying quantities, as permitted under the Conveyances. Avalon shut in 23 Trust Wells and 79 Trust Wells during the first and second quarters of 2020, respectively. Avalon did not repair any producing Trust Wells to increase production during the first half of 2020. As a result of the operating loss for Avalon in 2019, Avalon has informed the Trustee that Avalon’s independent public accounting firm included an emphasis of matter paragraph in its audit report on Avalon’s financial statements for the fiscal year ended December 31, 2019.

Trust Distributions to Holders of Trust Common Units

During the years ended December 31, 2019 and 2018, the Trust’s distributions to its holders of Trust Common Units were as follows:

	Covered Production Period	Date Declared	Date Paid	Total Distribution Paid
					(in millions)
Calendar Quarter 2019
First Quarter	September 1, 2018 - November 30, 2018	January 24, 2019	February 22, 2019	$
Second Quarter	December 1, 2018 - February 28, 2019	April 25, 2019	May 24, 2019		$5.03.7
Third Quarter	March 1, 2019 - May 31, 2019	July 24, 2019	August 23, 2019		$4.7
Fourth Quarter	June 1, 2019 - August 31, 2019	October 24, 2019	November 24, 2019		$3.8
Calendar Quarter 2018
First Quarter	September 1, 2017 - November 30, 2017	January 25, 2018	February 23, 2018		$5.9
Second Quarter	December 1, 2017 - February 28, 2018	April 26, 2018	May 25, 2018		$6.6
Third Quarter	March 1, 2018 - May 31, 2018	July 26, 2018	August 24, 2018		$6.8
Fourth Quarter	June 1, 2018 - August 31, 2018	October 25, 2018	November 23, 2018		$6.0

On February 28, 2020, the Trust paid a cash distribution of $0.080 per Trust unit covering production for the three-month period from September 1, 2019 to November 30, 2019. The distribution totaled $4.19 million and was made to holders of Trust Common Units of record as of February 14, 2020.

During the six-month period ended June 30, 2020, the Trust’s distributions to holders of Trust Common Units were as follows:

				Total	Distribution
	Covered			Distribution	Per Common
	Production Period	Date Declared	Date Paid	Paid	Unit
(in millions)
Calendar Quarter 2020
First Quarter	September 1, 2019 —November 30, 2019	January 23, 2020	February 28, 2020	4.2	0.080
Second Quarter	December 1, 2019 —February 29, 2020	April 23, 2020	—	—	—

As previously reported in the Trust’s Form 8-K filed on April 23, 2020, Avalon has informed the Trustee that Avalon was unable to pay on a timely basis the approximately $4.65 million it owes the Trust, which reflects the quarterly distribution amount for the three-month period ended March 31, 2020 (which primarily relates to production attributable to the Trust’s interests from December 1, 2019 to February 29, 2020) of approximately $3.73 million, or $0.071 per unit, together with approximately $0.73 million of Trust expenses and $0.19 million to be withheld by the Trustee for the Trust’s previously disclosed cash reserve for future known, anticipated or contingent expenses or liabilities of the Trust. Consequently, the Trustee was unable to make the quarterly distribution to holders of Trust Common Units for the three-month period ended March 31, 2020. In accordance with the terms of the Conveyances, the unpaid amount owed the Trust will accrue interest at the rate of interest per annum publicly announced from time to time by The Bank of New York Mellon Trust Company, N.A. at its “prime rate” in effect at its principal office in New York City until paid to the Trust. The accrued interest from May 15, 2020 to June 30, 2020 was approximately $19,000. Avalon has informed the Trustee that Avalon intends to make the payment of the distribution to the Trust, with interest in accordance with the Conveyances, when funds are available to do so; however, as discussed below, Avalon believes it will be unable to generate sufficient cash for quarterly payments to the Trust for the foreseeable future.

Avalon has informed the Trustee that Avalon is using its commercially reasonable efforts to preserve the oil and gas leases burdened by the Royalty Interests so that in the future, assuming that oil prices return to a profitable level, the Trust will still hold its Royalty Interests, and holders of Trust Common Units may have the opportunity to receive future quarterly distributions. Avalon also has informed the Trustee that it believes that continuing production from those Trust Wells required to preserve such leases is preferable to stopping production, as the failure to continue production would result in a termination of Avalon’s working interest in such Trust Wells and, therefore, the Royalty Interests, which would have a material adverse effect on the Trust’s financial condition. Avalon has reported to the Trustee that Avalon therefore used revenues it received during the production period from December 1, 2019 to February 29, 2020 to pay the operating expenses necessary to maintain production from the Trust Wells and to pay oil and gas lessor royalties, as the proceeds attributable to Avalon’s net revenue interest in the Underlying Properties was insufficient to cover all such costs. Avalon had anticipated that revenues from current period production would be sufficient to fund the quarterly payment to the Trust; however, revenues from current period production have been insufficient to generate the cash needed to make the quarterly payment to the Trust for the quarter ended March 31, 2020 due to the sharp drop in crude oil prices during the first quarter of 2020. In April 2020, Avalon informed the Trustee that due to Avalon’s decision to prioritize the preservation of oil and gas leases burdened by the Royalty Interests, coupled with the sharp decline in oil and gas prices since the beginning of 2020, as discussed elsewhere, at that time Avalon did not believe it would be able to generate sufficient cash for quarterly payments to the Trust for the foreseeable future. However, with the recovery of crude oil prices since the end of April 2020 and with increased cost-cutting efforts, Avalon has informed the Trust that it will make a payment of approximately $1.7 million to the Trust for the three-month period ended June 30, 2020 (which primarily relates to production attributable to the Trust’s Royalty Interests from March 1, 2020 to May 31, 2020), and the Trust has announced a quarterly distribution to holders of Trust Common Units of $652,000 for that period. As the COVID pandemic continues to show no signs of abating and has recently resurged in the United States, Avalon has informed the Trust that it believes crude oil prices will continue to fluctuate dramatically and cannot assure the Trust of its ability to generate sufficient cash to make all future quarterly payments to the Trust on a timely basis.

The Trustee intends to continue to monitor this situation closely and, if appropriate, may take legal action against Avalon to enforce the Trust’s rights under the Conveyances.

Future Trust Distributions to Holders of Trust Common Units

During the three-month production period from March 31, 2020 to May 31, 2020, combined sales volumes were lower than the previous period. On July 23, 2020, the Trust declared a cash distribution of $0.012 per unit covering production for the period. The distribution will be paid on or about August 31, 2020 to record holders of Trust Common Units as of August 17, 2020 and was calculated as follows (in thousands, except for unit and per unit amounts):

Revenues
Royalty income	$1,663
Total revenues	1,663
Expenses
Post-production expenses	11
Production taxes	80
Cash reserves withheld by Trustee(1)	730
Total expenses	821
Distributable income to unitholders	$842
Additional cash reserve(2)	190
Distributable income available to unitholders	$652
Distributable income per unit (52,500,000 units issued and outstanding)	$0.012
___________

(1)
Includes amounts withheld for payment of future Trust administrative expenses.

(2)
Cash reserve increase for the payment of future known, anticipated or contingent expenses or liabilities.

Avalon’s Financial Condition

The reduced demand for crude oil in the global market resulting from the economic effects of the COVID-19 pandemic and the ongoing fluctuations and the recent dramatic reduction in the benchmark price of crude oil from mid-February to late April 2020 have had a negative impact on Avalon’s financial condition. Avalon has informed the Trustee that it has shut in additional Trust Wells that are not capable of producing oil and natural gas in paying quantities, as permitted under the Conveyances, in an effort to further reduce LOE. These Trust Wells were not necessary to hold the leasehold interests burdened by the Trust’s Royalty Interests. Avalon shut in 23 Trust Wells and 79 Trust Wells during the first and second quarters of 2020, respectively.

Due to the reduction in the number of producing wells (including Trust Wells and other wells owned by Avalon) and the resulting expected reduction in the proved reserves attributable to Avalon’s net revenue interest in the Underlying Properties and other oil and gas assets, Avalon notified the Trust in April 2020 that it expected WaFed to notify Avalon (concurrent with WaFed’s redetermination of the borrowing base under the terms of the WaFed Loan) that the borrowing base would be reduced to less than the outstanding principal amount of the WaFed Loan. As Avalon has indicated to the Trust that Avalon does not presently have sufficient cash available to pay down the principal amount of the WaFed Loan to come into compliance with any adjustment to the borrowing base, it is possible that WaFed could foreclose on the collateral securing the WaFed Loan or take other steps to protect its interest in such collateral. Since April 2020, Avalon has been in discussions with WaFed regarding forbearance of certain breached financial covenants and an extension of the WaFed Loan. On July 30, 2020, Avalon and WaFed entered into an amendment to the WaFed Loan that, among other things (i) extends the date on which Avalon is obligated to provide a reserve report to WaFed (regarding the redetermination of the borrowing base) to September 15, 2020, (ii) provides for additional collateral for the WaFed Loan, (iii) requires increased financial and operations reporting, and (iv) requires Avalon to pay off the WaFed Loan by October 15, 2020. In addition, WaFed and a third party entered into a Participation Agreement with respect to the WaFed Loan where such third party has the right to purchase the WaFed Loan in the event Avalon does not meet the conditions of the amended WaFed Loan. Avalon has informed the Trust that if it is unsuccessful in its efforts to recapitalize and pay off the WaFed Loan, it anticipates that WaFed will call the WaFed Loan and foreclose on its collateral, which could occur as early as late October 2020. If such foreclosure were to occur, Avalon would lose its working interest in the Underlying Properties and could be replaced as operator of the Underlying Properties. See “Risk Factors - The value of the Royalty Interests is highly dependent on the performance and financial condition of Avalon” in for a discussion of additional risks relating to the WaFed Loan and Avalon’s financial condition. The Trustee intends to continue to monitor this situation closely and will take any appropriate action to protect its Royalty Interests, including legal action to enforce its rights under the Conveyance.

Contractual Obligations

Pursuant to the terms of the Administrative Services Agreement, the Trust is obligated to pay Avalon an annual administrative services fee of $300,000 ($75,000 payable quarterly in arrears) for accounting, tax preparation, bookkeeping, and informational services to be performed on behalf of the Trust for the remaining life of the Trust. Pursuant to the Trust Agreement, the Trust pays the Trustee an annual administrative fee, which until April 1, 2017 was $150,000. The annual fee can be adjusted for inflation by no more than 3% in any year through 2030. The annual administrative fee, which was adjusted for inflation in July 2019, currently is approximately $158,000. In addition, under the Trust Agreement the Trust is obligated to pay the Delaware Trustee an annual fee of $2,400 throughout the life of the Trust.

Critical Accounting Policies and Estimates

The financial statements of the Trust are significantly affected by its basis of accounting and estimates related to the Royalty Interests and proved reserves, as summarized below.

Basis of Accounting

The financial statements of the Trust differ from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as the Trust records revenues when cash is received (rather than when earned) and expenses when paid (rather than when incurred) and may also establish cash reserves for contingencies, which would not be accrued in financial statements prepared in accordance with GAAP. This comprehensive basis of accounting other than GAAP corresponds to the accounting permitted for royalty trusts by the SEC as specified by Staff Accounting Bulletin Topic 12:E, Financial Statements of Royalty Trusts. Amortization of investment in the Royalty Interests, calculated on a unit-of-production basis, and any impairment thereto is charged directly to trust corpus. Distributions to holders of Trust Common Units are recorded when declared. Because the Trust’s financial statements are prepared on a modified cash basis, most accounting pronouncements are not applicable to the Trust’s financial statements.

Proved Reserves

The proved oil, natural gas and NGL reserves attributable to the Royalty Interests are estimated by independent petroleum engineers. Estimates of proved reserves are based on the quantities of oil, natural gas and NGL that geological and engineering data demonstrate, with reasonable certainty, to be recoverable in future years from known reservoirs under existing economic and operating conditions. However, there are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting future revenues, rates of production and timing of development expenditures, including many factors beyond the Trust’s control. Estimating reserves is very complex and relies on assumptions and subjective interpretations of available geologic, geophysical, engineering and production data, and the accuracy of reserve estimates is a function of the quality and quantity of available data, engineering and geological interpretation and judgment. In addition, as a result of volatility of changing market conditions, commodity prices will vary from period to period, causing estimates of proved reserves to vary, as well as causing estimates of future net revenues to vary. Estimates of proved reserves are key components of the Trust’s most significant financial estimates as discussed further below.

Amortization of Investment in Royalty Interests

Amortization of investment in the Royalty Interests is calculated on a calendar-based units-of-production basis, whereby the Trust’s cost basis is divided by the proved reserves attributable to the Royalty Interests to derive an amortization rate per reserve unit. The rate used to record amortization is dependent upon the estimate of total proved reserves attributable to the Royalty Interests, which incorporates various assumptions and future projections. If the estimates of total proved reserves decline significantly, the rate at which the Trust records amortization would increase, reducing trust corpus. Such a decline in reserves may result from lower commodity prices, which may make it uneconomic for Avalon to produce from the Underlying Properties, or from other factors, including changes to estimates for other reasons. Changes in reserve quantity estimates are dependent on future economic and operational conditions and cannot be predicted.

Impairment of Investment in Royalty Interests

The investment in the Royalty Interests is assessed to determine whether net capitalized cost is impaired whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Potential impairments of the investment in the Royalty Interests are determined by comparing the net capitalized costs of investment in the Royalty Interests to undiscounted future net revenues attributable to the Trust’s interest in the proved oil, natural gas and NGL reserves attributable to the Royalty Interests. The Trust provides a write-down to the extent that the net capitalized costs exceed the fair value of the Royalty Interests, which is determined using future cash flows of the oil, natural gas and NGL reserves attributable to the Royalty Interests, discounted at a rate based upon the weighted average cost of capital of publicly traded royalty trusts. Different pricing assumptions or discount rates could result in a different calculated impairment. No impairments were recorded in 2019 or 2018. Material write-downs in subsequent periods may occur if commodity prices decline significantly on a sustained basis.

Refer to Note 2 to the financial statements included in Item 8 of this report for the Trust’s significant accounting policies.

Off-balance sheet arrangements

As of December 31, 2019, the Trust had no off-balance sheet arrangements.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of the Trust units as of March 10, 2020 by each person who, to the Trustee’s knowledge, beneficially owns more than 5% of the outstanding Trust units.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Avalon Energy, LLC 5000 Quorum Drive, Suite 205 Dallas, Texas 75254	Common units	13,125,000	25%

According to Amendment No. 5 to the Schedule 13D filed by Montare Resources I, LLC on October 2, 2020, Montare Resources I, LLC has sole voting power and sole dispositive power over 2,695,363 Trust Common Units, representing 5.1% of the outstanding Trust Common Units. The address of Montare Resources I, LLC is 400 East Las Colinas Blvd., Suite 680, Irving Texas 75039.

Directors and Executive Officers

The Trust has no directors or executive officers. The Trustee is a corporate trustee that may be removed by the affirmative vote of the holders of not less than a majority of the outstanding Trust units, excluding Trust units held by Avalon, at a special meeting of the holders of Trust Common Units at which a quorum is present.

The Trust does not have a board of directors. Further, the Trust relies on an exemption from the director independence requirements of the New York Stock Exchange set forth in Rule 10A-3(c)(7) under the Exchange Act, applicable to listed issuers organized as trusts that do not have a board of directors.

Executive Compensation

During the years ended December 31, 2019 and 2018, the Trustee and the Delaware Trustee received administrative fees from the Trust pursuant to the terms of the Trust Agreement. See the disclosures in the section entitled “Information about the Trust—Trustee’s Discussion and Analysis of Financial Information and Results of Operations—Liquidity and Capital Resources – Contractual Obligations” for the amounts of such compensation. The Trust does not have any executive officers, directors or employees. Because the Trust does not have a board of directors, it does not have a compensation committee.

Certain Relationships and Related Party Transactions

Avalon (as the assignee of SandRidge) and the Trust are parties to the Administrative Services Agreement and the registration rights agreement. The Trust makes certain payments to Avalon, the Trustee and the Delaware Trustee, and previously made certain payments to SandRidge, pursuant to the Trust Agreement and the Administrative Services Agreement. Descriptions of these agreements are included in “Information about the Trust—Description of Business” and “Information about the Trust--Trustee’s Discussion and Analysis of Financial Condition and Results of Operations”; and in Note 6 to the Trust’s audited financial statements included in this Information Statement. In addition, the description of the Offering included in “Information about the Trust—Description of Business” of this Information Statement is hereby incorporated by reference.

BACKGROUND OF THE OFFER

PEDEVCO’s management regularly reviews transaction alternatives across the oil and gas industry.

During May 2017, J. Douglas Schick, current President of PEDEVCO, while he was the Chief Financial Officer and VP of Business Development for American Resources, Inc., was approached by the principals of Avalon Energy to partner with them in a transaction where Avalon was to buy the Underlying Properties from SandRidge. Mr. Schick declined to partner with or join Avalon at that time. Mr. Schick continued to analyze the Trust as a potential acquisition target, and monitored the Trust periodically through March 2019, including being approached by several brokers on behalf of Avalon throughout that period.

On March 3, 2020, Mr. Schick was contacted by Frank Saldana of Petro-Val A&D Advisors asking whether PEDEVCO would have an interest in either acquiring Avalon or providing financing for Avalon. Initially Mr. Schick indicated PEDEVCO would have an interest taking over operations on the Underlying Properties for Washington Federal, National Association (“WaFed”) in the event Avalon were to default on its loan from WaFed (the “WaFed Loan”).

On March 27, 2020, Mr. Schick discussed Avalon at PEDEVCO’s weekly executive committee meeting, and noted PEDEVCO’s desire to take a closer look at the Underlying Properties. PEDEVCO’s executive committee consists of members of PEDEVCO senior management. At this time, PEDEVCO was only initially interested in becoming the contract operator of the Underlying Properties on behalf of WaFed in the event of a foreclosure on Avalon, and not acquiring Trust Common Units. Updates regarding Avalon were provided at nearly every weekly executive committee meeting thereafter.

On April 8, 2020, Mr. Schick had a telephone conference call with a member of PEDEVCO’s outside oil and gas consultant, representatives of Petro-Val Advisors, and William S. Montgomery Jr. and Danny Jester of Avalon’s Board of Managers to discuss a potential acquisition of Avalon by PEDEVCO, or alternatively, for PEDEVCO to become the contract operator of the Underlying Properties.

On April 22, 2020, Mr. Schick notified the PEDEVCO Board of management’s interest in potentially working with WaFed to take over operations of the Underlying Properties. No definitive plans were determined at this time.

On April 23, 2020, the Trust issued a press release announcing that the quarterly distribution for the three-month period ended March 31, 2020 of approximately $3.73 million, or $0.071 per unit, would not be paid in May 2020 because Avalon was unable to pay on a timely basis the approximately $4.65 million it owed the Trust.

On May 1, 2020, Mr. Schick had a phone conversation with Rusty Stehr, Senior Vice President at WaFed, and expressed interest by PEDEVCO to take over operations and invest capital to increase production on the Underlying Properties on behalf of WaFed. Mr. Schick had been previously notified by Petro-Val Advisors and the two Avalon Board members that Avalon was heavily distressed and WaFed may be interested in a solution. Mr. Stehr notified Mr. Schick that WaFed was not looking to foreclose on the WaFed Loan at that time.

On May 1, 2020, after further analyzing the Trust, the Underlying Properties and Conveyances, as well as the Trust’s filings with the SEC, Mr. Schick discovered that the Trust Agreement allowed for mergers or consolidations of the Trust with other entities. At this point, Mr. Schick decided the best course of action for PEDEVCO and the holders of Trust Common Units would be to approach the Trustee about discussing a potential acquisition of the Trust by PEDEVCO.

On May 4, 2020, Mr. Schick initiated efforts to contact the Trustee, Ms. Sarah Newell, through email and telephone. Mr. Schick was unable to make contact with Ms. Newell until July 15, 2020, as discussed below.

On May 7, 2020, Mr. Schick provided another update to the PEDEVCO Board regarding management’s interests in potentially pursuing a transaction to acquire the Underlying Properties through the issuance of PEDEVCO Common Stock, among other potential transactions and business combinations. Mr. Schick also informed the PEDEVCO Board of his efforts to contact Ms. Newell.

On May 12, 2020, Mr. Schick spoke with William S. Montgomery Jr. of Avalon. Prior to the conversation, PEDEVCO and Mr. Montgomery executed a one-way non-disclosure agreement, which protected information that PEDEVCO may disclose to Avalon. During this call, Mr. Schick and Mr. Montgomery discussed a potential business combination with Avalon.

On May 15, 2020, Mr. Schick delivered a proposal to Avalon regarding an acquisition of Avalon by PEDEVCO, and PEDEVCO’s interest in pursuing an acquisition of the Trust Common Units. The proposal contemplated that Avalon sell all of its interests and assets (including Trust Common Units) to PEDEVCO in exchange for PEDEVCO assuming Avalon’s liabilities and PEDEVCO’s issuance of approximately $6.25 million of PEDEVCO Common Stock, after which PEDEVCO would acquire the remaining Trust Common Units in a transaction with the Trust. On or about May 19, 2020, Carter Montgomery of Avalon notified Mr. Schick that Avalon had decided to go in a different direction.

On May 18, 2020, Messrs. Schick, Clark Moore, the Executive Vice President and General Counsel of PEDEVCO, and Jody Crook, of PEDEVCO, and Messrs. Carter Montgomery, Steven Pugh, Danny Jester, William S. Montgomery, Jr., and Ms. Bonnie Seggelink from Avalon had a teleconference regarding potential business combination transactions involving Avalon, including, but not limited to, PEDEVCO acquiring Avalon or PEDEVCO acquiring certain assets from Avalon which underlie the Trust’s assets.

On May 19, 2020, PEDEVCO requested that PEDEVCO and Avalon enter into a non-disclosure agreement. The parties never entered into a non-disclosure agreement.

On June 23, 2020, Mr. Schick had a conference call with members of the Avalon board to discuss details of a potential offer for Avalon and sale of a portion of the underlying Trust assets.

On June 25, 2020, PEDEVCO sent a non-binding indication of interest to Avalon expressing an interest in acquiring approximately $5.0 million of the Underlying Properties. PEDEVCO believes this communication was not received by Avalon until July 3, 2020. PEDEVCO was notified by Steven Pugh, Chief Executive Officer of Avalon, after several days that Avalon was not interested in pursuing the transaction.

On July 15, 2020, Ms. Newell responded to Mr. Schick’s prior attempts to connect and notified Mr. Schick that if PEDEVCO was interested in acquiring Trust Common Units, that PEDEVCO should speak to Avalon.

On August 13, 2020, Mr. Schick notified the PEDEVCO executive committee and the PEDEVCO Board of an interest in issuing an open letter to the Trust, Avalon and holders of Trust Common Units expressing PEDEVCO’s interest in engaging in discussions regarding a potential business combination involving PEDEVCO, the Trust and Avalon. Without taking formal action, the PEDEVCO Board unanimously expressed support and approval to move forward with the open letter.

On August 25, 2020, PEDEVCO sent a letter to Avalon regarding an indication of interest to purchase Trust Common Units held by Avalon, as well as any and all working interests, overriding royalty interests, wellbore and leasehold interests held and operated by Avalon in the Underlying Properties. The letter expressed an intent contingent upon the negotiation, execution and delivery of a definitive agreement. The letter contemplated a transaction in which PEDEVCO would acquire the Trust Common Units held by Avalon at a price of $0.38 per Trust Common Unit (15% premium to the then price of $0.33 per Trust Common Unit), payable in PEDEVCO Common Stock, and $2,000,000 in cash and assumption of the WaFed Loan for the other assets. The letter requested access to Avalon and the Trust’s books and records for the purposes of diligence.

On August 25, 2020, PEDEVCO also sent a letter to the Trustee, expressing an interest in pursuing discussions regarding the acquisition of all of the publicly held Trust Common Units. The letter expressed an intent contingent upon the negotiation, execution and delivery of a definitive agreement. The letter contemplated a transaction in which PEDEVCO would acquire the publicly held Trust Common Units at a price of $0.38 per Common Unit (15% premium to the current price of $0.33 per Trust Common Unit), payable in PEDEVCO Common Stock, through an exchange offer. The letter noted that the transaction would be subject to the successful tender of all the Trust Common Units held by the public, or such less number as determined by PEDEVCO in its sole discretion. The letter requested access to the list of holders of Trust Common Units for purposes of the offer, as well as to the Trust’s books and records for diligence.

On August 26, 2020, at approximately 12:35, P.M., Eastern Time, the Trust responded to PEDEVCO, and indicated that the Trust Agreement does not authorize the Trustee to enter into an arrangement with an offeror or with respect to a negotiated exchange offer or tender offer for the outstanding Trust Common Units, and accordingly, the Trustee declined to enter into discussions with PEDEVCO regarding the transactions contemplated by PEDEVCO’s indication of interest dated August 25, 2020.

On August 26, 2020, at approximately 1:20 P.M., Eastern Time, Mr. Schick responded to the Trust, expressing a continued desire to engage with the Trust and the Trustee.

On August 26, 2020, at approximately 4:05 P.M., Eastern Time, PEDEVCO issued a public open letter (the “Open Letter”) to the Trustee, holders of Trust Common Units, and Avalon regarding PEDEVCO’s previously delivered letters on August 25, 2020. The Open Letter indicated PEDEVCO’s interest in, and requested meaningful negotiations with respect to, a potential acquisition of all the Trust Common Units of the Trust, its underlying assets, and operatorship thereof. The Open Letter described PEDEVCO’s beliefs that the Trust is likely to be delisted from the NYSE and be dissolved with its assets liquidated in less than a year, and that the best way for holders of Trust Common Units to have a chance of salvaging, retaining and growing their investment is through the Trustee and Avalon engaging in meaningful discussions with PEDEVCO in contemplation of the potential acquisition of the Trust, its underlying assets, and their operatorship through the issuance of PEDEVCO Common Stock for Trust Common Units.

On August 27, 2020, at approximately 9:00 A.M. Eastern Time, Avalon and Montare jointly filed Amendment No. 1 to Schedule 13D (the “First Amendment”), disclosing that on August 26, 2020, Montare, Avalon and certain of their respective affiliates (including Avalon Energy Exploration and Production (“Avalon E&P”)) had entered into a Contribution and Support Agreement (the “Contribution and Support Agreement”), pursuant to which Avalon, among other things, (i) agreed to, subject to certain conditions, contribute all of the Trust Common Units beneficially owned by Avalon and all other assets, owned by Avalon (including the working interests underlying the overriding royalty interests held by the Trust) to Montare in exchange for interests in Montare or an affiliate thereof (the “Contribution Transaction”), (ii) granted exclusivity and an irrevocable proxy to Montare to vote all Trust Common Units beneficially owned by Avalon, (iii) agreed to support Montare’s acquisition of all of the issued and outstanding Trust Common Units not owned by Avalon pursuant to a merger of Montare (or a newly organized subsidiary of Montare) with and into the Trust, with Montare (or its subsidiary, as applicable) surviving the merger (or another alternative transaction with respect to the Trust acceptable to Montare) (the “Montare Transaction”), and any related actions taken by Montare with respect to the Montare Transaction, including by exercising any of Avalon’s rights under the Trust agreement, and (iv) to not take any action that, directly or indirectly, is detrimental to or hinders Montare’s ability to consummate the Montare Transaction. The consummation of the Contribution Transaction was noted to be subject to certain conditions, including Montare’s determination in its sole and absolute discretion that all conditions necessary for the consummation of the Montare Transaction have been satisfied or waived.

The First Amendment also noted Montare had entered into a Participation Agreement with WaFed, with respect to the WaFed Loan, whereby Montare purchased an undivided participation interest in the WaFed Loan (the “Participation Agreement”). Pursuant to the Participation Agreement, Montare stated it has the right to purchase the WaFed Loan in the event Avalon does not meet the conditions of the WaFed Loan.

On August 27, 2020 at approximately 9:30 A.M., Eastern Time, Montare issued a press release describing the Contribution and Support Agreement and related transactions described in its First Amendment. The press release is filed as Exhibit 99.2 to the First Amendment.

On August 27, 2020, beginning at approximately 11:00 A.M., Eastern Time, PEDEVCO held its annual shareholders meeting.

On August 27, 2020, at approximately 3:20 P.M., Eastern Time, PEDEVCO issued a press release providing its first status update regarding the Open Letter. In the press release, PEDEVCO noted that the Trustee notified PEDEVCO that its authority as Trustee is limited to taking actions in furtherance of achieving the purposes of the Trust as set forth in the Trust Agreement, and, as a result, the Trustee is not authorized to enter into an arrangement with an offeror with respect to a negotiated exchange offer or tender offer for the outstanding Trust Common Units, or to express support for any such offer, and, accordingly again declined to enter into discussions with PEDEVCO regarding the proposed transactions contemplated by PEDEVCO’s indication of interest, but that PEDEVCO continued to request the Trustee engage in discussions. The press release further noted that PEDEVCO had subsequently become aware of the Montare Transaction, including Avalon’s support of Montare’s acquisition of the Trust (either by merger, acquisition of assets, acquisition of the remaining Trust Common Units not owned by Avalon or otherwise).

On August 27, 2020, at approximately 4:00 P.M., Eastern Time, the Trust issued a press release confirming its receipt of the Open Letter from PEDEVCO. In the press release, the Trust indicated again that the Trust Agreement does not authorize the Trustee to enter into an arrangement with an offeror or with respect to a negotiated exchange offer or tender offer for the outstanding Trust Common Units, and accordingly, the Trustee declined to enter into discussions with PEDEVCO regarding the transactions contemplated by PEDEVCO’s indication of interest dated August 25, 2020. The Trustee recommended that holders of Trust Common Units defer making any investment decision with respect to their Trust Common Units until such time as a tender offer or exchange offer is filed with the SEC. The Trustee also recommended that holders of Trust Common Units, before making any investment decision with respect to their Trust Common Units, consider the First Amendment that Avalon and Montare jointly filed with the SEC on August 27, 2020.

On August 27, 2020, at approximately 7:00 P.M., Eastern Time, Mr. Pugh of Avalon delivered a letter to PEDEVCO on behalf of Avalon and Avalon E&P. Copied on the correspondence was Montare. The letter noted that at jointly called meetings of the Board of Managers of Avalon and Avalon E&P held on May 18, 2020, July 9, 2020 and July 20, 2020, that the prior indications of interests previously sent by PEDEVCO were rejected. The letter also indicated that on August 26, 2020, the Board of Managers of Avalon E&P met to discuss PEDEVCO’s August 25, 2020 letter, and that they determined to reject it because it is less favorable to the members of Avalon than other proposals received by Avalon E&P and Avalon. The letter noted the Montare Transaction, and that it would expect that PEDEVCO will not have any further communication with any member of Avalon E&P or Avalon or any prior or current managers of those entities, and that it would be deemed interference with the ongoing business of Avalon. Finally, the letter claimed that the parties had shared material, non-public information in prior discussions and requested return of that information or a certificate of destruction, and that it could not be used for any purpose other than an evaluation of a possible purchase of Avalon assets. The letter was filed as an exhibit 99.3 to Amendment No. 2 to Schedule 13D filed jointly by Montare and Avalon with the SEC on August 28, 2020.

On August 28, 2020, at approximately 6:00 P.M., Eastern Time, PEDEVCO issued a press release providing a second status update regarding its Open Letter. The press release noted that on the evening of August 27, 2020, Avalon had notified PEDEVCO that each of the Board of Managers of Avalon and Avalon E&P had evaluated PEDEVCO’s proposal and had rejected it. The press release further noted that Avalon had indicated it will not entertain further communications from PEDEVCO. PEDEVCO noted that it continues to evaluate options for a potential acquisition of all of the Trust Common Units, the working interests underlying the Royalty Interests and operatorship thereof.

On August 31, 2020, Mr. Schick, on behalf of PEDEVCO replied to the letter delivered by Avalon and Avalon E&P, noting that, as requested in the letter, it would communicate with Montare and its officers and principals going forward. PEDEVCO further noted that it had not entered into a confidentiality agreement with Avalon, Avalon E&P or any of its affiliates, and if Avalon believed that such an agreement existed, to produce a copy.

On September 4, 2020, Haynes and Boone, LLP, counsel for Montare, sent a letter to PEDEVCO. The letter demanded that PEDEVCO cease and desist communications with Montare, Avalon and WaFed. The letter referenced the Contribution Agreement and other contemplated transactions between Montare and Avalon, and outlined various of the communications described above.

On September 2, 2020, Montare and Avalon sent a letter to the Trust updating the Trustee with respect to its current view of future quarterly distributions. As further outlined in the letter, Avalon advised the Trust that it did not believe that the termination of the Trust and the related sales process set forth in the Trust Agreement would occur anytime soon given its current estimates of future distributions. Avalon instead urged the Trustee to discuss a possible transaction with Montare believing that Montare is best positioned to deliver a transaction that provides the highest value to holders of Trust Common Units. The letter noted Montare and Avalon’s desire to negotiate a transaction with the Trust that they believed would be in the best interest of all holders of Trust Common Units, that Montare had the necessary capital to effect a cash transaction for holders of Trust Common Units that is substantially greater than the total amount of distributions that holders of Trust Common Units can be expected to receive prior to the time the Trust would dissolve, and that Montare would be willing to offer a premium over the average market value of the Trust Common Units. The letter is filed as exhibit 99.4 to Amendment No. 3 to the Schedule 13D filed jointly by Avalon and Montare with the SEC on September 8, 2020.

On September 4, 2020, the Trustee responded to the letter sent by Montare and Avalon on September 2, 2020. The Trustee noted that its belief of a liquidation of the Trust in approximately February 2021 was due to statements provided by Avalon to the Trust for inclusion in the Trust’s quarterly report on Form 10-Q for the quarter ended June 30, 2020, and noted its surprise for projections showing cumulative distributions exceeding $5.0 million during each four-quarter period until March 2024. The letter responded to various other points in Avalon and Montare’s September 2, 2020 letter, and noted that the Trustee is willing to listen to a proposal by Avalon and Montare. The Trustee’s letter is furnished as exhibit 99.1 to the Trust’s current report on Form 8-K filed on September 8, 2020.

On September 5, 2020 and September 8, 2020, representatives of PEDEVCO attempted to contact counsel for WaFed to determine if WaFed believed it was restricted from communicating with PEDEVCO with no response.

On October 13, 2020, PEDEVCO issued a press release and a presentation and took other required steps to commence a tender offer to acquire all outstanding Trust Common Units. The full terms, conditions and other details of the offer are set forth in the offering documents that PEDEVCO filed on October 13, 2020 with the SEC.

On October 14, 2020, the Trustee of the Trust issued a press release that, among other things, indicated that on October 13, 2020, Avalon notified the Trustee that Avalon had entered into a purchase and sale agreement with Montare for the sale of certain wells and leasehold interests in which the Trust owns Royalty Interests. The press release noted that as permitted under the Trust Agreement, the assets have been sold to Montare unburdened by the Trust’s Royalty Interests, and the Trust will receive approximately $4.9 million for the Royalty Interests to be released by the Trustee in connection with the sale of the assets. The press release noted that according to Avalon, based on a valuation provided by an independent petroleum engineering firm, the fair value of the Royalty Interests to be released represents approximately 31.8% of the total fair value of the Royalty Interests owned by the Trust immediately prior to the sale.

On October 15, 2020, PEDEVCO issued a press release noting that it was evaluating the transaction between Avalon and Montare, including its impact on the conditions to the exchange offer, and encouraging Avalon and Montare to provide the Trust and holders of Trust Common Units with transparency regarding the transaction. The press release noted certain overlapping relationships with Avalon and Montare, and indicated that the fair value appeared low based upon the Trust’s proved reserves, the market capitalization for the Trust, and that PEDEVCO was a competing bidder for the assets.

REASONS FOR THE OFFER

PEDEVCO believes that the combination of PEDEVCO and the Trust represents a financially and strategically compelling, value-creating opportunity for both PEDEVCO stockholders and holders of Trust Common Units. PEDEVCO believes that the value that could be created by combining PEDEVCO and the Trust significantly outweighs—and is incremental to—anything holders of Trust Common Units may realize by remaining a holder of Trust Common Units. PEDEVCO believes the offer is the best available option for holders of Trust Common Units to maximize the value of their investment while retaining potential upside.

PEDEVCO believes the offer is compelling for the following reasons:

●
Attractive Exchange Ratio: Based on the closing price of PEDEVCO Common Stock on the NYSE American on October 12, 2020 ($1.34), the equivalent market value of the fractional share of PEDEVCO Common Stock to be issued in the exchange offer would be $0.536. The closing price of a Trust Common Unit on the OTC Pink Sheets on October 12, 2020 was $0.44.

●
Continuation of Investment: PEDEVCO believes the continued viability of the Trust as an investment vehicle appears to be in question given the structural disincentives to further development of the Underlying Properties, and because the Trust has a finite life that may be coming to an end. PEDEVCO believes that by joining with PEDEVCO, holders of Trust Common Units have the opportunity to continue their existing investment, as well as obtain an interest in PEDEVCO’s current assets, with a stable business partner who will endeavor to monitor and enhance the value of the Royalty Interests rather than be a passive investment vehicle like the Trust.

●
Publicly Traded Stock of a Reporting Company Listed on NYSE American: Upon completion of the offer and the second-step merger, holders of Trust Common Units will receive free trading shares of PEDEVCO Common Stock. PEDEVCO Common Stock is listed on the NYSE American, and may provide a more liquid and developed trading market than the Trust’s Common Units, which are currently traded on the OTC Pink Market.

●
Geographic Focus and Familiarity of Underlying Properties: PEDEVCO’s Permian assets are geologically analogous to the Underlying Properties for which the Trust’s Royalty Interests are dependent, as they are both assets producing from the San Andres formation. PEDEVCO’s operations team has significant experience managing San Andres assets throughout the Permian Basin and managed the offsetting Furman-Mascho field assets that underlie the Underlying Properties, and it believes it could work with the operator of the Underlying Properties using its existing knowledge to enhance production.

●
Financially Supportive Sponsor: As of October 13, 2020, SK Energy, which is 100% owned and controlled by Dr. Simon Kukes, PEDEVCO’s Chief Executive Officer and a director, has loaned PEDEVCO an aggregate of $51.7 million since June 2018 to support PEDEVCO’s operations and for acquisitions, all of which loans were evidenced by promissory notes on substantially more favorable terms to PEDEVCO than could be obtained with third parties, and all of which loans have been converted into PEDEVCO Common Stock on substantially more favorable terms than could be obtained by third parties. Additionally, pursuant to subscription agreements, SK Energy purchased an additional aggregate of 15.0 million shares of common stock from PEDEVCO in private transactions for $28.0 million, also on substantially more favorable terms to PEDEVCO than could be obtained with third parties. SK Energy has verbally advised PEDEVCO that it intends to provide PEDEVCO additional funding as needed, although it is under no obligation to do so. PEDEVCO believes that holders of PEDEVCO Common Stock benefit by having a sponsor who has an active role in promoting PEDEVCO and supporting its operations.

●
No Significant Hurdles: Assuming satisfaction of the Minimum Tender Condition and the Trustee Consent Condition, PEDEVCO does not believe there is a substantial risk to completion of the second-step merger and that it can be completed promptly following the exchange offer.

PEDEVCO realizes there can be no assurance about future results, including results expected as described in the reasons listed above, such as assumptions regarding potential synergies or other benefits to be realized following the offer. PEDEVCO’s reasons for the offer and all other information in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed in the sections “Risk Factors” and “Forward-Looking Statements.”

THE OFFER

Overview

PEDEVCO is offering to exchange each issued and outstanding Trust Common Unit for 4/10ths of one share of PEDEVCO Common Stock subject to the procedures described in the offer to exchange and in the related letter of transmittal. PEDEVCO will not allot or issue fractional PEDEVCO Common Stock to holders of Trust Common Units who accept the offer. To the extent that holders of Trust Common Units would be entitled to a fractional share of PEDEVCO Common Stock, those fractional entitlements will be aggregated and, if a fractional share results from such aggregation, holders of Trust Common Units will be entitled to receive, in lieu of such fractional share, an amount in cash determined by multiplying the fractional share by a price equal to the average of the closing prices of PEDEVCO Common Stock on the NYSE American on each of the five NYSE American trading days ending on the 10th business day prior to the date of expiration of the offer.

The offer will expire at 5:00 p.m., New York City time, on November 30, 2020, unless PEDEVCO extends the period of time for which the offer is open, in which case the expiration time will be the latest time and date on which the offer, as so extended, expires.

The offer is subject to a number of conditions, which are described in the section of this Information Statement titled “The Offer—Conditions to the Offer.” PEDEVCO expressly reserves the right, subject to the applicable rules and regulations of the SEC, to waive any condition of the offer described in the offer to exchange in its discretion, except for the Registration Statement Condition, PEDEVCO Shareholder Approval Condition, Government Approval Condition and Stock Exchange Listing Condition, each of which cannot be waived. PEDEVCO expressly reserves the right to make any changes to the terms and conditions of the offer (subject to any obligation to extend the offer pursuant to the applicable rules and regulations of the SEC).

The purpose of the offer is for PEDEVCO to acquire all of the outstanding Trust Common Units in order to combine the businesses of PEDEVCO and the Trust. PEDEVCO intends, promptly after consummation of the offer and satisfaction of the conditions in the Trust Agreement, including the Trustee’s consent, which is a condition to the offer, to cause the Trust to merge with Purchaser, after which the Trust would be a direct or indirect, wholly owned subsidiary of PEDEVCO.

The Trustee has indicated that it is unable to negotiate with PEDEVCO. In light of the Trustee’s indicated inability to negotiate with PEDEVCO, and because PEDEVCO believes that holders of Trust Common Units should be entitled to make their own decision with respect to an exchange offer and whether a transaction with PEDEVCO is more favorable to remaining a holder of Trust Common Units, PEDEVCO is making the offer directly to holders of Trust Common Units upon the terms and subject to the conditions set forth in the offer to exchange as an alternative to a negotiated transaction with the Trust.

In the event PEDEVCO accepts Trust Common Units for exchange in the offer, PEDEVCO intends to acquire the Trust pursuant to the second-step merger. The consideration payable to holders of Trust Common Units in the second-step merger is described in more detail in the offer to exchange. After the second-step merger, former remaining holders of Trust Common Units will no longer have any ownership interest in the Trust and will be shareholders of PEDEVCO.

Subject to applicable law, PEDEVCO reserves the right to amend the offer in any respect or terminate it, including in connection with entering into a merger agreement with the Trust. Holders of Trust Common Units should be aware that no merger agreement has been entered into between PEDEVCO and the Trust.

PEDEVCO estimates that, upon consummation of the offer and the second-step merger, former holders of Trust Common Units will own, in the aggregate, approximately 22.5% of the issued and outstanding PEDEVCO Common Stock (approximately 22.1% on a fully diluted basis) as a result of having been holders of Trust Common Units. For a more detailed discussion of the assumptions on which this estimate is based, see the section “The Offer—Ownership of PEDEVCO After the Offer.”

Consideration Payable in the Second-Step Merger

In the second-step merger, each remaining Trust Common Unit (other than Trust Common Units held by PEDEVCO and its subsidiaries) will be cancelled and converted into the right to receive the Consideration. See the section of this Information Statement titled “The Offer—Purpose of the Offer; Second-Step Merger.”

Expiration of the Offer

The offer is scheduled to expire at 5:00 p.m., New York City time, on November 30, 2020, unless extended by PEDEVCO. For more information, you should read the discussion under the section of this Information Statement titled “The Offer—Extension, Termination and Amendment.”

Extension, Termination and Amendment

Subject to the applicable rules and regulations of the SEC and the terms and conditions of the offer, PEDEVCO expressly reserves the right (but will not be obligated): (1) to extend, for any reason, the period of time during which the offer is open; (2) to delay acceptance for exchange of, or the exchange of, Trust Common Units in order to comply in whole or in part with applicable law (any such delay shall be effected in compliance with Rule 14e-1(c) under the Exchange Act, which requires PEDEVCO to pay the consideration offered or to return Trust Common Units deposited by or on behalf of holders of Trust Common Units promptly after the termination or withdrawal of the offer); (3) to amend or terminate the offer for any reason without accepting for exchange or exchanging any Trust Common Units, including under circumstances where any of the conditions referred to in the section of this Information Statement titled “The Offer—Conditions to the Offer” have not been satisfied or if PEDEVCO or any of its subsidiaries enters into a definitive agreement or announces an agreement in principle with the Trust providing for a merger or other business combination or transaction with or involving the Trust, or the purchase or exchange of securities or assets of the Trust, or PEDEVCO and the Trust reach any other agreement or understanding, in either case, pursuant to which it is agreed or provided that the offer will be terminated; and (4) to amend the offer or to waive any conditions to the offer at any time, except for the Registration Statement Condition, PEDEVCO Shareholder Approval Condition, Government Approval Condition and Stock Exchange Listing Condition, in each case by giving oral or written notice of such delay, termination, waiver or amendment to the exchange agent and by making public announcement thereof.

Any such extension, delay, termination, waiver or amendment will be followed as promptly as practicable by a public announcement thereof. In the case of an extension, the related announcement will be issued no later than 9:00 a.m. New York City time, on the next business day after the previously scheduled expiration time. Subject to applicable law (including Rules 14d-4(d)(i), 14d-6(c) and 14e-1 under the Exchange Act, which require that any material change in the information published, sent or given holders of Trust Common Units in connection with the offer be promptly disseminated to stockholders in a manner reasonably designed to inform stockholders of such changes) and without limiting the manner in which PEDEVCO may choose to make any public announcement, PEDEVCO will have no obligation to publish, advertise or otherwise communicate any information of this type, other than by issuing a press release or other announcement.

Rule 14e-1(c) under the Exchange Act requires PEDEVCO to pay the consideration offered or return the Trust Common Units tendered promptly after the termination or withdrawal of the offer.

If PEDEVCO increases or decreases the percentage of Trust Common Units being sought or the consideration offered in the offer and the offer is scheduled to expire at any time before the expiration of ten business days from, and including, the date that notice of such increase or decrease is first published, sent or given in the manner specified above, the offer will be extended until the expiration of ten business days from, and including, the date of such notice. If PEDEVCO makes a material change in the terms of the offer (other than a change in the percentage of securities sought or the consideration offered in the offer) or in the information concerning the offer, or waives a material condition of the offer, PEDEVCO will extend the offer, if required by applicable law, for a period sufficient to allow holders of Trust Common Units to consider the amended terms of the offer. PEDEVCO will comply with Rule 14d-4(d)(2) under the Exchange Act in connection with material changes to the terms of the offer.

The offer to exchange, the letter of transmittal and all other relevant materials are being mailed to record holders of Trust Common Units and furnished to brokers, dealers, banks, trust companies and similar persons whose names, or the names of whose nominees, appear on the Trust’s list of holders of Trust Common Units, or, if applicable, who are listed as participants in a clearing agency’s security position listing for subsequent transmittal to beneficial owners of Trust Common Units by PEDEVCO.

As used in the offer to exchange, when we refer to a business day, we mean any day other than a Saturday, Sunday or federal holiday, and consisting of the time period from 12:01 a.m. through 12:00 midnight, New York City time. If, prior to the expiration time, PEDEVCO increases the consideration being exchanged for Trust Common Units pursuant to the offer, such increased consideration will be received by all holders of Trust Common Units whose Trust Common Units are exchanged pursuant to the offer, whether or not such Trust Common Units were tendered prior to the announcement of the increase of such consideration.

No subsequent offering period will be available after the offer.

Exchange of Trust Common Units; Delivery of PEDEVCO Common Stock

Upon the terms and subject to the conditions of the offer (including, if the offer is extended or amended, the terms and conditions of any extension or amendment), PEDEVCO will accept for exchange promptly after the expiration time all Trust Common Units validly tendered and not properly withdrawn (in accordance with the procedure set out in the section of this Information Statement titled “The Offer—Withdrawal Rights”) prior to the expiration time. PEDEVCO will exchange all Trust Common Units validly tendered and not withdrawn promptly following the acceptance of Trust Common Units for exchange pursuant to the offer. PEDEVCO expressly reserves the right, in its discretion, but subject to the applicable rules and regulations of the SEC, to delay acceptance for and thereby delay exchange of Trust Common Units in order to comply in whole or in part with applicable laws or if any of the conditions referred to in the section of this Information Statement titled “The Offer—Conditions to the Offer” have not been satisfied or if any event specified in that section has occurred.

In all cases, PEDEVCO will exchange all Trust Common Units tendered and accepted for exchange pursuant to the offer only after timely receipt by the exchange agent of: (1) the certificates representing such Trust Common Units (or a timely confirmation of a book-entry transfer of such Trust Common Units into the exchange agent’s account at DTC, pursuant to the procedures set forth in the section of this Information Statement titled “The Offer—Procedure for Tendering,” which we refer to as a book-entry confirmation), (2) the letter of transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and (3) any other documents required under the letter of transmittal. When we refer to an Agent’s Message, we mean a message transmitted by DTC to, and received by, the exchange agent and forming a part of the book-entry confirmation which states that DTC has received an express acknowledgment from the participant in DTC tendering the Trust Common Units that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the letter of transmittal and that PEDEVCO may enforce such agreement against such participant.

For purposes of the offer, PEDEVCO will be deemed to have accepted for exchange, and thereby exchanged, Trust Common Units validly tendered and not properly withdrawn, if and when PEDEVCO gives oral or written notice to the exchange agent of PEDEVCO’s acceptance for exchange of such Trust Common Units pursuant to the offer. Upon the terms and subject to the conditions of the offer, exchange of Trust Common Units accepted for exchange pursuant to the offer will be made by deposit of the offer consideration being exchanged therefor with the exchange agent, which will act as agent for tendering holders of Trust Common Units for the purpose of receiving the offer consideration from PEDEVCO and transmitting such offer consideration to tendering holders of Trust Common Units whose Trust Common Units have been accepted for exchange. Under no circumstances will PEDEVCO pay interest on the offer consideration for Trust Common Units, regardless of any extension of the offer or other delay in making such exchange.

If any tendered Trust Common Units are not accepted for exchange for any reason, or if certificates representing such Trust Common Units are submitted evidencing more Trust Common Units than are tendered, certificates evidencing unexchanged or untendered Trust Common Units will be returned, without expense, to the tendering holder of Trust Common Units (or, in the case of Trust Common Units tendered by book-entry transfer into the exchange agent’s account at DTC pursuant to the procedures set forth below under the section in this Information Statement titled “The Offer—Procedure for Tendering,” such Trust Common Units will be credited to an account maintained at DTC), as promptly as practicable following expiration or termination of the offer.

PEDEVCO reserves the right to transfer or assign, in whole or in part from time to time to one or more of its affiliates, the right to exchange all or any portion of the Trust Common Units tendered pursuant to the offer, but any such transfer or assignment will not relieve PEDEVCO of its obligations under the offer or prejudice the rights of the tendering holders of Trust Common Units to exchange Trust Common Units validly tendered and accepted for exchange pursuant to the offer.

Cash in Lieu of Fractional PEDEVCO Common Stock

PEDEVCO will not allot or issue fractional PEDEVCO Common Stock to holders of Trust Common Units who accept the offer. To the extent that holders of Trust Common Units would be entitled to fractional shares, those fractional entitlements will be aggregated and, if a fractional share of PEDEVCO Common Stock results from such aggregation, holders of Trust Common Units will be entitled to receive, in lieu of such fractional share, an amount in cash determined by multiplying the fractional share by a price equal to the average of the closing prices of PEDEVCO Common Stock on the NYSE on each of the five NYSE American trading days ending on the 10th business day prior to the date of expiration of the offer.

Procedure for Tendering

In order for holders of Trust Common Units to validly tender Trust Common Units pursuant to the offer, the exchange agent must receive prior to the expiration time the letter of transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by the letter of transmittal, at one of its addresses set forth on the back cover of the offer to exchange and either (1) the certificates representing tendered Trust Common Units must be received by the exchange agent at such address or such Trust Common Units must be tendered pursuant to the procedure for book-entry transfer described below and a book-entry confirmation must be received by the exchange agent (including an Agent’s Message), in each case prior to the expiration time, or (2) the tendering holder of Trust Common Units must comply with the guaranteed delivery procedures described below.

The method of delivery of certificates and all other required documents, including delivery through DTC, is at the option and risk of the tendering holder of Trust Common Units, and the delivery will be deemed made only when actually received by the exchange agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Book-Entry Transfer. The exchange agent will establish accounts with respect to the Trust Common Units at DTC for purposes of the offer. Any financial institution that is a participant in the system of DTC may make a book-entry delivery of Trust Common Units by causing DTC to transfer such Trust Common Units into the exchange agent’s account at DTC in accordance with DTC’s procedures for such transfer. However, although delivery of Trust Common Units may be effected through book-entry transfer at DTC, an Agent’s Message and any other required documents must, in any case, be received by the exchange agent at one of its addresses set forth on the back cover of the offer to exchange prior to the expiration time. Delivery of documents to DTC does not constitute delivery to the exchange agent.

Signature Guarantees. No signature guarantee is required on a letter of transmittal if: (1) the letter of transmittal is signed by a registered holder of Trust Common Units who has not completed either the box titled “Special Issuance or Payment Instructions” or the box titled “Special Delivery Instructions” on the letter of transmittal or (2) Trust Common Units are tendered for the account of a financial institution that is a member of the Security Transfer Agent Medallion Signature Program, or by any other “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each of which we refer to as an Eligible Institution). In all other cases, all signatures on letters of transmittal must be guaranteed by an Eligible Institution. If a certificate representing Trust Common Units is registered in the name of a person other than the signer of the letter of transmittal, then such certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate, with the signature(s) on such certificate or stock powers guaranteed by an Eligible Institution. Please refer to the instructions in the letter of transmittal.

Guaranteed Delivery. If a holder of Trust Common Units desires to tender Trust Common Units pursuant to the offer and such holder’s certificates representing such Trust Common Units are not immediately available, such holder cannot deliver such certificates and all other required documents to the exchange agent prior to the expiration time, or such holder cannot complete the procedure for delivery by book-entry transfer on a timely basis, such Trust Common Units may nevertheless be tendered, provided that all the following conditions are satisfied:

1.
the tender is made by or through an Eligible Institution;

2.
a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by PEDEVCO, is received by the exchange agent prior to the expiration time as provided below; and

3.
the Trust Common Unit certificates (or book-entry confirmation) representing all tendered Trust Common Units, in proper form for transfer, in each case together with the letter of transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message in lieu of the letter of transmittal), and any other documents required by the letter of transmittal, are received by the exchange agent within three NYSE trading days after the date of execution of such notice of guaranteed delivery.

The notice of guaranteed delivery may be delivered by hand or mail or by facsimile transmission to the exchange agent and must include a guarantee by an Eligible Institution in the form set forth in such notice of guaranteed delivery.

In all cases, exchange of Trust Common Units tendered and accepted for exchange pursuant to the offer will be made only after timely receipt by the exchange agent of the certificates representing such Trust Common Units, or a book-entry confirmation of the delivery of such Trust Common Units, and the letter of transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by the letter of transmittal.

Determination of Validity. PEDEVCO’s interpretation of the terms and conditions of the offer (including the letter of transmittal and the instructions thereto) will be final and binding to the fullest extent permitted by law. All questions as to the form of documents and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any Trust Common Units will be determined by PEDEVCO in its discretion, which determination shall be final and binding to the fullest extent permitted by law. PEDEVCO reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of or exchange for which may, in the opinion of its counsel, be unlawful. PEDEVCO also reserves the absolute right to waive any condition of the offer to the extent permitted by applicable law except for the Registration Statement Condition, PEDEVCO Shareholder Approval Condition, Government Approval Condition and Stock Exchange Listing Condition or any defect or irregularity in the tender of any Trust Common Units of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. No tender of Trust Common Units will be deemed to have been validly made until all defects and irregularities relating thereto have been cured or waived. None of PEDEVCO or any of its respective affiliates or assigns, the exchange agent, the information agents or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

A tender of Trust Common Units pursuant to any of the procedures described above will constitute the tendering holder’s acceptance of the terms and conditions of the offer, as well as the tendering holder’s representation and warranty to PEDEVCO that (1) such holder owns the tendered Trust Common Units, (2) the tender complies with Rule 14e-4 under the Exchange Act, (3) such holder has the full power and authority to tender, sell, assign and transfer the tendered Trust Common Units and (4) when the same are accepted for exchange by PEDEVCO, PEDEVCO will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

The acceptance for exchange by PEDEVCO of Trust Common Units pursuant to any of the procedures described above will constitute a binding agreement between the tendering holder of Trust Common Units and PEDEVCO upon the terms and subject to the conditions of the offer.

Appointment. By executing a letter of transmittal, or through delivery of an Agent’s Message, as set forth above, a tendering holder of Trust Common Units irrevocably appoints designees of PEDEVCO as such holder’s agents, attorneys-in-fact and proxies, each with full power of substitution, in the manner set forth in the letter of transmittal, to the full extent of such holder’s rights with respect to Trust Common Units tendered by such holder and accepted for exchange by PEDEVCO. All such powers of attorney and proxies will be considered irrevocable and coupled with an interest in the tendered Trust Common Units. Such appointment will be effective when, and only to the extent that, PEDEVCO accepts such Trust Common Units for exchange. Upon appointment, all prior powers of attorney and proxies given by such holder with respect to the Trust Common Units will be revoked, without further action, and no subsequent powers of attorney or proxies may be given nor any subsequent written consent executed by such holder (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of PEDEVCO will, with respect to the Trust Common Units for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such holder as they in their discretion may deem proper at any meeting of holders of Trust Common Units or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. PEDEVCO reserves the right to require that, in order for Trust Common Units to be deemed validly tendered, immediately upon PEDEVCO’s acceptance of Trust Common Units for exchange, PEDEVCO must be able to exercise full voting, consent and other rights with respect to such Trust Common Units.

The foregoing proxies are effective only upon acceptance for exchange of Trust Common Units tendered pursuant to the offer. The offer does not constitute a solicitation of proxies (absent an exchange of Trust Common Units) for any meeting holders of Trust Common Units, which will be made only pursuant to separate proxy materials complying with the requirements of the rules and regulations of the SEC.

Withdrawal Rights

Tenders of Trust Common Units made pursuant to the offer are irrevocable except that such Trust Common Units may be withdrawn at any time prior to the expiration time and, if PEDEVCO has not accepted the Trust Common Units for exchange, at any time following 60 days from commencement of the offer. If PEDEVCO elects to extend the offer, is delayed in its acceptance for exchange of Trust Common Units or is unable to accept Trust Common Units for exchange pursuant to the offer for any reason, then, without prejudice to PEDEVCO’s rights under the offer, the exchange agent may, on behalf of PEDEVCO, retain tendered Trust Common Units, and such Trust Common Units may not be withdrawn except to the extent that tendering holders of Trust Common Units are entitled to withdrawal rights as described in this section. Any such delay will be by extension of the offer to the extent required by law. See the section of this Information Statement titled “The Offer—Extension, Termination and Amendment.”

For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the exchange agent at its address set forth on the back cover page of the offer to exchange. Any such notice of withdrawal must specify the name of the person who tendered the Trust Common Units to be withdrawn, the number of Trust Common Units to be withdrawn and the name of the registered holder of such Trust Common Units, if different from that of the person who tendered such Trust Common Units. If certificates representing Trust Common Units to be withdrawn have been delivered or otherwise identified to the exchange agent, then, prior to the physical release of such certificates, the serial numbers shown on such certificates must be submitted to the exchange agent and, unless such Trust Common Units have been tendered by or for the account of an Eligible Institution, the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution. If Trust Common Units have been tendered pursuant to the procedure for book-entry transfer as set forth in the section of this Information Statement titled “The Offer—Procedure for Tendering,” any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Trust Common Units.

Withdrawals of tendered Trust Common Units may not be rescinded. Any tendered Trust Common Units properly withdrawn will thereafter be deemed not to have been validly tendered for purposes of the offer. However, withdrawn Trust Common Units may be re-tendered at any time prior to the expiration time by following one of the procedures described in the section of this Information Statement titled “The Offer—Procedure for Tendering.”

All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by PEDEVCO in its discretion, which determination will be final and binding to the fullest extent permitted by law. None of PEDEVCO or any of its respective affiliates or assigns, the exchange agent, the information agents or any other person will be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

Announcement of Results of the Offer

PEDEVCO will announce the final results of the offer, including whether all of the conditions to the offer have been satisfied or waived and whether PEDEVCO will accept the tendered Trust Common Units for exchange after the expiration time. The announcement will be made by a press release.

Material U.S. Federal Income Tax Consequences

The following is a general discussion of the material U.S. federal income tax consequences to U.S. holders (as referred to below) of Trust Common Units whose Trust Common Units are exchanged pursuant to the offer or the second-step merger. The following discussion is based on the Internal Revenue Code, which we refer to as the Code, the U.S. Treasury regulations promulgated thereunder and judicial and administrative authorities, rulings and decisions, all as in effect as of the date of the offer to exchange. These authorities may change, possibly with retroactive effect, and any such change could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion does not address any state, local or foreign tax consequences, nor does it address any U.S. federal tax considerations other than those pertaining to the U.S. federal income tax.

The following discussion applies only to U.S. holders of Trust Common Units who hold such Trust Common Units as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to U.S. holders in light of their particular circumstances and does not apply to holders subject to special treatment under the U.S. federal income tax laws (such as, for example, dealers or brokers in securities, commodities or foreign currencies, traders in securities that elect to apply a mark-to-market method of accounting, banks and certain other financial institutions, insurance companies, mutual funds, tax-exempt organizations, holders liable for the alternative minimum tax, partnerships or other pass-through entities or investors in partnerships or such other pass-through entities, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, former citizens or residents of the United States, U.S. expatriates, holders whose functional currency is not the U.S. dollar, holders who hold Trust Common Units as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment, or holders who acquired Trust Common Units through a tax qualified retirement plan or otherwise as compensation). This discussion does not address tax consequences that may be relevant to particular holders in light of their individual circumstances, including the impact of the Medicare contribution tax on net investment income, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, or under any U.S. federal laws other than those pertaining to income taxes.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Trust Common Units, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership. If a person is a partner of a partnership holding Trust Common Units, that person should consult his tax advisor regarding the tax consequences of the partnership exchanging the Trust Common Units pursuant to the offer or the second-step merger.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Trust Common Units that is: (1) a citizen or resident of the United States; (2) a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (3) a trust if (x) a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (y) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or (4) an estate the income of which is subject to U.S. federal income tax regardless of its source.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND IS NOT A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER, SECOND-STEP MERGER OR THE RECEIPT, OWNERSHIP AND DISPOSITION OF SHARES OF PEDEVCO COMMON STOCK RECEIVED IN THE OFFER OR SECOND-STEP MERGER. EACH HOLDER OF TRUST COMMON UNITS IS STRONGLY URGED TO CONSULT WITH AND RELY UPON ITS OWN TAX ADVISOR AS TO THE SPECIFIC FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES TO SUCH HOLDER OF THE OFFER, SECOND-STEP MERGER AND THE RECEIPT, OWNERSHIP AND DISPOSITION OF SHARES OF PEDEVCO COMMON STOCK RECEIVED IN THE OFFER OR SECOND-STEP MERGER, TAKING INTO ACCOUNT ITS OWN PARTICULAR CIRCUMSTANCES.

Tax Consequences of the Offer or the Second-Step Merger Generally

The receipt of PEDEVCO Common Stock and cash by a U.S. holder pursuant to the offer or the second-step merger will be a taxable transaction for U.S. federal income tax purposes.

A U.S. holder of Trust Common Units generally will recognize gain or loss equal to the difference, if any, between (1) the sum of the fair market value of PEDEVCO Common Stock received by such U.S. holder in the offer or the second-step merger and cash received in lieu of a fractional share and (2) such U.S. holder’s adjusted tax basis in the Trust Common Units surrendered in exchange therefor. For this purpose, U.S. holders of Trust Common Units must calculate gain or loss separately for each identified block of Trust Common Units exchanged (that is, Trust Common Units acquired at the same cost in a single transaction).

Any gain or loss recognized in the offer and the second-step merger generally will be treated as capital gain or loss. However, a portion of this gain or loss, which could be substantial, will be separately computed and taxed as ordinary income or loss under Section 751 of the Code to the extent attributable to “unrealized receivables,” including depreciation recapture, or to “inventory items” owned by the Trust. Ordinary income attributable to unrealized receivables and inventory items may exceed net taxable gain realized upon the exchange of Trust Common Units pursuant to the offer and second-step merger and may be recognized even if there is a net taxable loss realized on the exchange of such U.S. holder’s Trust Common Units pursuant to the offer and second-step merger. Consequently, a U.S. holder may recognize both ordinary income and capital loss upon the exchange of Trust Common Units in the offer and second-step merger.

Any capital gain or loss recognized by a U.S. holder generally will be long-term capital gain or loss if the U.S. holder has held the Trust Common Units for more than one year as of the date of exchange of Trust Common Units pursuant to the offer or the second-step merger (as the case may be). Long-term capital gains recognized by U.S. holders that are not corporations generally will be eligible for preferential rates of U.S. federal income taxation. The deductibility of capital losses recognized by U.S. holders generally is subject to limitations under the Code.

A U.S. Holder of Trust Common Units will be allocated its share of the Trust’s items of income, gain, loss and deduction for the taxable period of the Trust that includes the date of the offer or second-step merger (as applicable) in accordance with the terms of the Trust Agreement. The U.S. holder will be subject to U.S. federal income taxes on any such allocated income and gain even if such U.S. holder does not receive a cash distribution from the Trust. Any such income and gain allocated to the U.S. holder will increase the U.S. holder’s tax basis in the Trust Common Units held and, therefore, will reduce the gain, or increase the loss, recognized by such U.S. holder resulting from the offer and second-step merger. Any losses or deductions allocated to a U.S. holder will decrease the U.S. holder’s tax basis in the Trust Common Units held and, therefore, will increase the gain, or reduce the loss, recognized by such U.S. holder resulting from the offer and second-step merger.

For U.S. federal income tax purposes, a U.S. holder’s aggregate tax basis in the PEDEVCO Common Stock received pursuant to the offer or the second-step merger will be equal to the fair market value of PEDEVCO Common Stock received by such U.S. holder pursuant to the offer or the second-step merger (as the case may be), and a U.S. holder’s holding period with respect to such PEDEVCO Common Stock will begin on the day following the date its Trust Common Units are exchanged pursuant to the offer or the second-step merger (as the case may be).

Because the ultimate U.S. federal income tax consequences would depend upon each holder’s particular circumstances, holders of Trust Common Units (including non-U.S. holders) should consult their tax advisors regarding the application of the foregoing rules to their particular circumstances and any actions that may be taken to mitigate the potential application of such rules, including the advisability of selling their Trust Common Units or PEDEVCO Common Stock (and considerations relating to the timing of any such sales).

Information Reporting and Backup Withholding

Payments made to U.S. holders in exchange for Trust Common Units pursuant to the offer or the second-step merger will be subject to information reporting and may be subject to backup withholding. To avoid backup withholding, U.S. holders that do not otherwise establish an exemption should complete and return IRS Form W-9, certifying that such U.S. holder is a U.S. person, the taxpayer identification number provided is correct and such U.S. holder is not subject to backup withholding. Certain holders (including, with respect to certain types of payments, corporations) generally are not subject to backup withholding. Backup withholding is not an additional tax. U.S. holders may use amounts withheld and paid over the IRS as a credit against their U.S. federal income tax liability or may claim a refund of any excess amounts withheld by timely filing a claim for refund with the IRS.

Owning and Disposing of PEDEVCO Common Stock

Taxation of Distributions

The gross amount of a distribution made by PEDEVCO with respect to PEDEVCO Common Stock will be a dividend for U.S. federal income tax purposes to the extent paid out of PEDEVCO’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes. If a distribution exceeds the portion of PEDEVCO’s current and accumulated earnings and profits as determined for U.S. federal income tax purposes attributable to such distribution, the excess generally will be treated as a nontaxable return of capital to the extent of a U.S. holder’s tax basis in such share and thereafter as a capital gain.

Dividends received by a corporate U.S. holder may be eligible for the dividends received deduction allowed only to corporations, subject to applicable limitations. Corporate U.S. holders should consult with their tax advisors with respect to the potential application of the dividends received deduction. Dividends received by an individual U.S. holder may be taxed at the lower applicable long-term capital gains rate if such dividends are treated as “qualified dividend income” for U.S. federal income tax purposes.

Sale or Other Disposition of PEDEVCO Common Stock

A U.S. holder will recognize gain or loss for U.S. federal income tax purposes upon a sale or other disposition of PEDEVCO Common Stock in an amount equal to the difference, if any, between the amount realized from such sale or disposition and the U.S. holder’s adjusted tax basis in such PEDEVCO Common Stock (as determined on a share by share basis) on the date of disposition. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the PEDEVCO Common Stock has been held for more than one year as of the date of disposition. Long-term capital gains recognized by an individual and any other non-corporate U.S. holder generally will be eligible for reduced rates of taxation. Capital losses recognized by a U.S. holder may offset capital gains and, in the case of individuals, no more than $3,000 of ordinary income. Capital losses recognized by U.S. holders that are corporations may only be used to offset capital gains.

Information Reporting and Backup Withholding

Dividend payments with respect to PEDEVCO Common Stock and proceeds from the sale or other disposition of PEDEVCO Common Stock, may be subject to information reporting to the IRS and possible United States backup withholding. To avoid backup withholding, U.S. holders that do not otherwise establish an exemption should complete and return IRS Form W-9, certifying that such U.S. holder is a U.S. person, the taxpayer identification number provided is correct and such U.S. holder is not subject to backup withholding. Certain holders (including, with respect to certain types of payments, corporations) generally are not subject to backup withholding.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. holder’s U.S. federal income tax liability, and a U.S. holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Ownership of PEDEVCO After the Offer

PEDEVCO estimates that, upon consummation of the offer and the second-step merger, former holders of Trust Common Units will own, in the aggregate, approximately 22.5% of the issued and outstanding PEDEVCO Common Stock (approximately 22.1% on a fully diluted basis) as a result of having been holders of Trust Common Units. This estimate assumes that:

●
the number of outstanding Trust Common Units immediately prior to the consummation of the offer is 52,500,000, the total number of outstanding Trust Common Units reported in the Trust 10-Q as of July 30, 2020; and

●
pursuant to the offer, Purchaser acquires all of the outstanding Trust Common Units for the Consideration.

Purpose of the Offer; Second-Step Merger

The purpose of the offer is for PEDEVCO to acquire all of the outstanding Trust Common Units in order to combine the businesses of PEDEVCO and the Trust. PEDEVCO intends, promptly after consummation of the offer and satisfaction of the conditions in the Trust Agreement, including the Trustee’s consent, which is a condition to the offer, to cause the Trust to merge with Purchaser, after which the Trust would be a direct or indirect, wholly owned subsidiary of PEDEVCO. The purpose of the second-step merger is for PEDEVCO to acquire all issued and outstanding Trust Common Units that are not acquired in the offer.

In the second-step merger, each remaining Trust Common Units (other than those held by PEDEVCO and its subsidiaries), which we refer to as a remaining Trust Common Unit, will be cancelled and converted into the right to receive the Consideration.

After the second-step merger, PEDEVCO will own all of the issued and outstanding Trust Common Units. See the sections of this Information Statement titled “The Offer—Statutory Requirements; Approval of the Second-Step Merger”; and “The Offer—Plans for the Trust.”

Statutory Requirements; Approval of the Second-Step Merger

Under Section 3815(a) of the Delaware Trust Act, a statutory trust may merge or consolidate with or into another business entity formed or organized or existing under the laws of the State of Delaware or any other state or jurisdiction, with either the trust or other business entity surviving. Section 3815(a) of the Delaware Trust Act further provides that unless otherwise provided in the governing instrument of a statutory trust that is not a registered investment company, an agreement of merger or consolidation shall be approved by each such statutory trust which is to merge or consolidate by all of the beneficial owners and all of the trustees. Section 3806(f)(1) of the Delaware Trust Act provides that unless otherwise provided in the governing instrument of a statutory trust, on any matter that is to be voted on by the beneficial owners, the beneficial owners may take such action without a meeting, without a prior notice and without a vote if consented to, in writing, or by electronic transmission by beneficial owners having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all interests in the statutory trust entitled to vote thereon were present and voted.

Pursuant to Section 9.04 of the Trust Agreement, the Trust may merge or consolidate with or into, or convert into, one or more other corporations, partnerships, limited liability companies, trusts, estates or other entity, organization or association in accordance with Section 3815 of the Trust Act if such transaction: (1) is agreed to by the Trustee; (2) approved by the vote of a Unit Majority at a meeting duly called and held in accordance with Article VIII; and (3) is permitted under the Trust Act and any other applicable law. A “Unit Majority” is defined in the Trust Agreement as (i) a majority of the Trust Common Units (excluding Trust Common Units owned by SandRidge and its Affiliates ) and (ii) a majority of the Trust Common Units, in each case present in person or by proxy at a meeting at which a quorum is present; provided, that, at any time when SandRidge and its Affiliates collectively own less than 10% of the outstanding Trust Common Units, “Unit Majority” means a majority of the Trust Common Units present in person or by proxy at a meeting at which a quorum is present. In connection with the Sale Transaction in November 1, 2018, Avalon and its affiliates assumed all of SandRidge’s obligations under the Trust Agreement.

Upon completion of the offer to exchange, assuming the satisfaction of the Minimum Tender Condition, PEDEVCO will have a majority of the outstanding Trust Common Units. Furthermore, assuming satisfaction of the Trustee Consent Condition, PEDEVCO will have the approval for the Trustee for the second-step merger. PEDEVCO believes it will be able to, and intends to, approve the second-step merger acting by written consent under Section 3806(f)(1) of the Delaware Trust Act as a holder of a Unit Majority of the Trust Common Units because the Trust Agreement does not presently prohibit action by written consent. PEDEVCO intends to file a preliminary information statement with respect to the written consent in lieu of a special meeting to approve the second-step merger prior to, or promptly after, the completion of the offer to exchange.

While the Trust Agreement does not expressly prohibit action by written consent of a holder of Trust Common Units, parties may challenge the ability of PEDEVCO to act by written consent, including the Trustee, Avalon or Montare, which may delay or prevent the second-step merger.

Please see “Risk Factors—Risk Factors Relating to the Offer and Second-Step Merger—If PEDEVCO completes the exchange offer in accordance with the Minimum Tender Condition and Trustee Consent Condition, it believes it will be able to approve the second-step merger without a vote of holders of Trust Common Units who did not accept the exchange offer.”

No Appraisal/Dissenters’ Rights

Holders of Trust Common Units do not have dissenters’ or appraisal rights in connection with the offer.

Additionally, Section 3815(h) of the Delaware Trust Act provides that unless otherwise provided in a governing instrument or an agreement of merger or consolidation or a plan of division, no appraisal rights are available with respect to a beneficial interest or another interest in a statutory trust, including in connection with any amendment of a governing instrument, any merger or consolidation in which the statutory trust is a constituent party to the merger or consolidation, any division of the statutory trust or the sale of all or substantially all of the statutory trust’s assets. The Trust Agreement does not provide for appraisal rights. Accordingly, holders of Trust Common Units will not have appraisal rights in the second-step merger.

Please see “Risk Factors—Risk Factors Relating to the Offer and Second-Step Merger— There will not be appraisal or dissenters rights with respect to the exchange offer or second-step merger.”

Plans for the Trust

The offer is the first step in PEDEVCO’s plan to acquire all of the issued and outstanding Trust Common Units and effect a combination of PEDEVCO and the Trust. PEDEVCO intends, promptly following acceptance for exchange and exchange of Trust Common Units in the offer and satisfaction of the conditions in the Trust Agreement, including the Trustee’s consent which is a condition to the offer, to cause the Trust to complete the second-step merger pursuant to which PEDEVCO will acquire all remaining Trust Common Units. See the sections of this Information Statement titled “The Offer—Purpose of the Offer; Second-Step Merger” and “The Offer—Statutory Requirements; Approval of the Second-Step Merger.”

If, and to the extent that, PEDEVCO acquires control of the Trust or otherwise obtains access to the books and records of the Trust, PEDEVCO intends to conduct a detailed review of the Trust’s assets, particularly its Royalty Interest and its relationship with Avalon as the operator and working interest owner of the Underlying Properties, and consider and determine what, if any, changes would be desirable in light of the circumstances which then exist. Such strategies could include, among other things:

●
more engagement and oversight of Avalon and other operator of the Underlying Properties than the Trust is currently permitted to do under its Trust Agreement;

●
strategic relationships, joint ventures, financial support any other arrangements and business relationships or business combinations with Avalon and any other operator of the Underlying Properties; or

●
pursuit and enforcement of legal rights that may existing between the Trust and Avalon and any other operator under the Royalty Interests.

While PEDEVCO does not have present plans to remove the Trustee, PEDEVCO may in the future consider removing the Trustee, subject to the provisions of the Trust Agreement in effect at that time.

Additionally, while PEDEVCO does not have any present plans to amend the Trust Agreement (except in connection with the second-step merger), PEDEVCO may in the future amend provisions of the Trust Agreement.

Except as indicated in the offer to exchange, neither PEDEVCO nor any of PEDEVCO’s subsidiaries has any current plans or proposals that relate to or would result in (1) any extraordinary transaction, such as a merger, reorganization or liquidation of the Trust, (2) any purchase, sale or transfer of a material amount of assets of the Trust, (3) any material change in the present dividend rate or policy, or indebtedness or capitalization of the Trust, (4) any replacement or removal of the Trustee, (5) any other material change in the Trust’s structure or business, or (6) any class of equity securities of the Trust becoming eligible for termination of registration under Section 12(g)(4) of the Exchange Act.

Effect of the Offer on the Market for Trust Common Units; Registration under the Exchange Act; Margin Regulations

Effect of the Offer on the Market for the Trust Common Units

The exchange of Trust Common Units by PEDEVCO pursuant to the offer will reduce the number of Trust Common Units that might otherwise trade publicly and will reduce the number of holders of Trust Common Units, which could adversely affect the liquidity and market value of the remaining Trust Common Units held by the public. The extent of the public market for Trust Common Units and the availability of quotations reported in the over-the-counter market depends upon the number of holders of Trust Common Units, the aggregate market value of the Trust Common Units remaining at such time, and the interest of maintaining a market in the Trust Common Units on the part of any securities firms and other factors. According to the Trust’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, as of July 30, 2020, there were 52,500,000 Trust Common Units outstanding, and according to the Trust’s Annual Report on 10-K for the year ended December 31, 2019, there were ten holders of record of Trust Common Units as of March 10, 2020 (the actual number of holders of Trust Common Units is likely significantly higher than the number of holders of record). PEDEVCO intends, promptly after consummation of the offer and satisfaction of the conditions in the Trust Agreement, including the Trustee’s consent which is a condition to the offer, to cause the Trust to merge with Purchaser.

Registration Under the Exchange Act

The Trust Common Units are currently registered under the Exchange Act. This registration may be terminated upon application by the Trust to the SEC if the Trust Common Units are not listed on a “national securities exchange” and there are fewer than 300 record holders. Termination of registration would substantially reduce the information required to be furnished by the Trust to holders of Trust Common Units and to the SEC and would make certain provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b), the requirement of furnishing a proxy statement in connection with stockholders’ meetings and the requirements of Exchange Act Rule 13e-3 with respect to “going private” transactions, no longer applicable to Trust Common Units. In addition, “affiliates” of the Trust and persons holding “restricted securities” of the Trust may be deprived of the ability to dispose of these securities pursuant to Rule 144 under the Securities Act. If registration of Trust Common Units is not terminated prior to the second-step merger, then the registration of Trust Common Units under the Exchange Act will be terminated upon consummation of the second-step merger. PEDEVCO intends, promptly after consummation of the offer and satisfaction of the conditions in the Trust Agreement, including the Trustee’s consent which is a condition to the offer, to cause the Trust to merge with Purchaser.

Margin Regulations

If securities are “margin securities,” as such term is defined under the rules of the Board of Governors of the Federal Reserve System, which we refer to as the Federal Reserve Board, it has the effect, among other things, of allowing brokers to extend credit on the collateral of such securities. Depending upon factors similar to those described above regarding listing and market quotations, following the offer, it is possible that the Trust Common Units might no longer constitute “margin securities” for purposes of the margin regulations of the Federal Reserve Board, in which event such Trust Common Units could no longer be used as collateral for loans made by brokers. In addition, if registration of the Trust Common Units under the Exchange Act were terminated, the Trust Common Units would no longer constitute “margin securities.” PEDEVCO intends, promptly after consummation of the offer and satisfaction of the conditions in the Trust Agreement, including the Trustee’s consent which is a condition to the offer, to cause the Trust to merge with Purchaser, which will cause the Trust Common Units to no longer constitute “margin securities.”

Conditions to the Offer

Notwithstanding any other provision of the offer and in addition to (and not in limitation of) PEDEVCO’s right to extend and amend the offer at any time, in its discretion, PEDEVCO shall not be required to accept for exchange any Trust Common Units tendered pursuant to the offer, shall not (subject to any applicable rules and regulations of the SEC, including Rule 14e-1(c) under the Exchange Act) be required to make any exchange for Trust Common Units accepted for exchange and may extend, terminate or amend the offer, if immediately prior to the expiration of the offer, in the reasonable judgment of PEDEVCO, any one or more of the following conditions shall not have been satisfied:

Minimum Tender Condition

There shall have been validly tendered and not properly withdrawn prior to the expiration of the offer, a number of Trust Common Units which, together with any other Trust Common Units that Purchaser then owns or has a right to acquire, is a majority of the total number of outstanding Trust Common Units as of the date that PEDEVCO accepts Trust Common Units for exchange pursuant to the offer.

Trustee Consent Condition

The Trustee shall have consented, pursuant to the Trust Agreement, to the second-step merger on the terms and conditions described in the offer to exchange, and has not required or implemented any conditions to the second-step merger that, in the reasonable judgment of PEDEVCO, could hinder or delay the second-step merger.

PEDEVCO Shareholder Approval Condition

PEDEVCO has received the approval by a sufficient number of its shareholders of the issuance of PEDEVCO Common Stock contemplated in connection with the offer and the second-step merger, in accordance with the rules of the NYSE American, on which the PEDEVCO Common Stock is listed. PEDEVCO expects to file a preliminary information statement with respect to the shareholder written consent in lieu of a special meeting to make the approval effective promptly after the date of the offer to exchange.

As of October 13, 2020, directors, executive officers and their affiliates held approximately 63,759,778 issued and outstanding shares of PEDEVCO Common Stock, representing 88% of the voting power of the issued and outstanding PEDEVCO Common Stock.

Governmental Approval Condition

Any waiting (or extension thereof) period applicable to the offer and the second-step merger under any applicable antitrust law shall have expired or been terminated, and any approvals or clearances determined by PEDEVCO to be required or advisable thereunder shall have been obtained on terms satisfactory to PEDEVCO, and any other any other approval, permit, authorization, extension, action or non-action, waiver or consent of any governmental authority as determined by PEDEVCO to be required or advisable shall have been obtained on terms satisfactory to PEDEVCO.

Stock Exchange Listing Condition

The PEDEVCO Common Stock issuable to holders of Trust Common Units in connection with the offer and the second-step merger shall have been approved for listing on the NYSE American, subject to official notice of issuance.

Registration Statement Condition

The registration statement of which the offer to exchange is a part shall have become effective under the Securities Act. No stop order suspending the effectiveness of the registration statement shall have been issued, and no proceedings for that purpose shall have been initiated or be threatened, by the SEC.

No Injunction Condition

No court or other governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, statute or ordinance, common law, rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award or agency requirement (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the offer and the second-step merger.

No Trust Material Adverse Effect Condition

There shall not have occurred any change, event, circumstance or development, which PEDEVCO refers to as a Circumstance, that has had, or would reasonably be likely to have, Trust Material Adverse Effect.

When we refer to a Trust Material Adverse Effect, we mean, any Circumstance that, individually or in the aggregate:

(i)
has had, or would reasonably be expected to have, a materially adverse effect on the financial condition, business, operations, assets, liabilities or results of operations of the Trust; or

(ii)
would, or would reasonably be expected to, materially impair the ability of the Trust to consummate the offer or the second-step merger;

provided, however, that solely for purposes of the foregoing clause (i) only, to the extent any Circumstance results from the following items, then it will be excluded in determining whether there has been an Trust Material Adverse Effect:

(A)
changes after the date hereof in GAAP or the official interpretation or enforcement thereof or any other accounting requirements generally applicable to the industry in which the Trust operates;

(B)
changes after the date hereof generally affecting the financial, securities, debt or financing markets or general economic or political conditions;

(C)
changes after the date hereof in law of general applicability to companies in the industry in the Trust operates;

(D)
acts or declarations of war or other armed hostilities, sabotage or terrorism; and

(E)
any failure by the Trust to meet any internal or published estimates, budgets, projections, forecasts or predictions of financial performance for any period (it being agreed that the underlying cause of any such failure described in this clause (E) may be considered in determining whether or not a Trust Material Adverse Effect has occurred);

provided further that, in the case of clauses (A), (B), (C) and (D), any such Circumstances may be taken into account in determining whether or not there has been a Trust Material Adverse Effect to the extent any such Circumstance has been, or is reasonably likely to be, disproportionately adverse to the Trust, taken as a whole, as compared to other participants in the industry in which the Trust operates.

Other Conditions to the Offer

None of the following events shall have occurred and be continuing and be of a nature that could reasonably be expected to make it inadvisable for us to complete the offer or second-step merger:

1.
there shall be threatened, instituted or pending any action, proceeding or application before any court, government or governmental authority or other regulatory or administrative agency or commission, domestic or foreign:

(A)
which challenges the acquisition by PEDEVCO of the Trust or Trust Common Units, seeks to restrain, delay or prohibit the consummation of the offer or the second-step merger or seeks to obtain any material damages or otherwise directly or indirectly relates to the offer or the second-step merger;

(B)
which seeks to prohibit or impose material limitations on PEDEVCO’s acquisition, ownership or operation of all or any portion of PEDEVCO’s or the Trust’s businesses or assets (including the businesses or assets of PEDEVCO’s affiliates and subsidiaries) or of Trust Common Units (including, without limitation, the ability of PEDEVCO to act by written consent as a holder of Trust Common Units, or to vote with respect to the Trust Common Units purchased by PEDEVCO or an affiliate thereof on an equal basis with all other holders of Trust Common Units on all matters presented to the holders of Trust Common Units), or seeking to impose appraisal rights, or seeks to compel PEDEVCO to dispose of or hold separate all or any portion of its own or the Trust’s businesses or assets (including the businesses or assets of their respective affiliates and subsidiaries) as a result of the transactions contemplated by the offer or the second-step merger;

(C)
which might adversely affect PEDEVCO, the Trust, or any of their respective affiliates or subsidiaries, which PEDEVCO refers to as an Adverse Effect, or result in a diminution in the value of Trust Common Units or the benefits expected to be derived by PEDEVCO as a result of the transactions contemplated by the offer and the second-step merger, which we refer to as a Diminution in Value;

(D)
which seeks to impose any condition to the offer or the second-step merger unacceptable to PEDEVCO (including the Trustee seeking to impose a condition on its consent that PEDEVCO not act by written consent to approve the second-step merger or seeking to condition its consent on appraisal rights), except that this condition will not fail to be satisfied as a result of a governmental entity requiring that PEDEVCO (i) divest, license, or hold separate (including by trust or otherwise) any businesses or assets of PEDEVCO, the Trust or their respective affiliates, or (ii) agree to or effect any action that limits any freedom of action with respect to PEDEVCO’s, the Trust’s or their respective affiliates’ ability to retain, operate, manage, govern or influence any of their respective businesses or assets, which requirements in clauses (i) and (ii) we collectively refer to as a Regulatory Action, as long as such Regulatory Action would not have a material adverse effect on the financial condition, business, operations, assets, liabilities or results of operations of PEDEVCO, the Trust and their respective subsidiaries, taken as a whole; or

(E)
adversely affecting the issuance of PEDEVCO Common Stock in the offer or second-step merger;

2.
other than applicable antitrust laws and regulations, any statute, rule, regulation or order or injunction shall be sought, proposed, enacted, promulgated, entered, enforced or deemed or become applicable to the offer, the second-step merger or the transactions contemplated by the offer or second-step merger that might, directly or indirectly, result in any of the consequences referred to in clauses (A) through (E) of paragraph (1) above, except that this condition will not fail to be satisfied as a result of a governmental entity requiring that PEDEVCO agree to or effect any Regulatory Action as long as such Regulatory Action would not have a material adverse effect on the financial condition, business, operations, assets, liabilities or results of operations of PEDEVCO or the Trust, taken as a whole;

3.
there shall have occurred:

(A)
any general suspension of, or limitation on times or prices for, trading in securities on any national securities exchange or in the over-the-counter market;

(B)
any decline in either the Dow Jones Industrial Average, the Standard and Poor’s Index of 500 Industrial Companies or the Nasdaq 100 Index by any amount in excess of 15% measured from the close of business on October 12, 2020;

(C)
a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States;

(D)
the outbreak or escalation of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States;

(E)
any limitation (whether or not mandatory) by any governmental authority or other regulatory agency on, or any other event which might affect the extension of credit by, banks or other lending institutions or the availability of the financing generally;

(F)
a suspension of or limitation (whether or not mandatory) on the currency exchange markets or the imposition of, or material changes in, any currency or exchange control laws in the United States; or

(G)
in the case of any of the foregoing existing at the time of the commencement of the offer, a material acceleration or worsening thereof;

4.
The Trust shall have:

(A)
issued, distributed, pledged or sold, or authorized, or proposed the issuance, distribution, pledge or sale of:

i.
any beneficial interests (including Trust Common Units) or securities convertible into or exchangeable for any beneficial interests, or any rights, warrants or options to acquire any such beneficial interests or convertible securities or any other securities of the Trust;

ii.
any other securities in respect of, in lieu of or in substitution for Trust Common Units; or

iii.
any debt securities or any securities convertible into or exchangeable for debt securities or any rights, warrants or options entitling the holder thereof to purchase or otherwise acquire any debt securities;

(B)
purchased or otherwise acquired, or proposed or offered to purchase or otherwise acquire, any outstanding Trust Common Units or other securities;

(C)
proposed, recommended, authorized, declared, issued or paid any dividend or distribution on any Trust Common Units or any other security, whether payable in cash, securities or other property, other than the Trust’s regularly quarterly distributions;

(D)
altered or proposed to alter any material term of any outstanding security, including Trust Common Units;

(E)
incurred, agreed to incur or announced its intention to incur any debt other than in the ordinary course of business and consistent with past practice;

(F)
authorized, recommended, proposed or publicly announced its intent to enter into any merger, consolidation, liquidation, dissolution, business combination, acquisition or disposition of assets or securities other than in the ordinary course of business, any material change in its capitalization, any release or relinquishment of any material contractual (including any Royalty Interests) or other rights or any comparable event, or taken any action to implement any such transaction previously authorized, recommended, proposed or publicly announced; or

(G)
entered into any other agreement or otherwise effected any other arrangement with any other party or, which in any of the cases described in (A) through (F) above might, individually or in the aggregate, have an Adverse Effect or result in a Diminution in Value;

5.
The Trust shall have amended or proposed or authorized any amendment to the Trust Agreement, Certificate of Trust or similar organizational documents, or PEDEVCO shall have learned that the Trust or any other party shall have proposed, adopted or recommended any such amendment, which has not previously been publicly disclosed by the Trust and also set forth in filings with the SEC prior to commencement of the offer, in a manner that, in the reasonable judgment of PEDEVCO, might, directly or indirectly

(A)
delay or otherwise restrain, impede or prohibit the offer or the second-step merger; or

(B)
prohibit or limit the full rights of ownership of Trust Common Units by PEDEVCO or any of its affiliates, including, without limitation, the ability to act by written consent, or to vote with respect to the Trust Common Units purchased by PEDEVCO or an affiliate thereof on an equal basis with all other holders of Trust Common Units on all matters presented to the holders of Trust Common Units;

6.
The Trust shall have transferred into trust, escrow or similar arrangement any amounts required to fund any existing benefit, employment or severance agreements with any of Trustee or any of its employees or shall have entered into or otherwise effected with its officers or any other employees any additional benefit, employment, severance or similar agreements, arrangements or plans other than in the ordinary course of business or entered into or amended any agreements, arrangements or plans so as to provide for increased benefits to such employee or employees as a result of or in connection with the transactions contemplated by the offer or the second-step merger;

7.

(A)
a tender or exchange offer for some or all of the Trust Common Units has been publicly proposed to be made or has been made by another person (including the Trust, Avalon or Montare but excluding PEDEVCO or any of its affiliates), or has been publicly disclosed, or PEDEVCO otherwise learns that any person or “group” (as defined in Section 13(d)(3) of the Exchange Act) has acquired or proposes to acquire beneficial ownership of more than 5% of beneficial interests of the Trust (including the Trust Common Units), through the acquisition of Trust Common Units, the formation of a group or otherwise, or is granted any option, right or warrant, conditional or otherwise, to acquire beneficial ownership of more than 5% of any beneficial interest of the Trust (including the Trust Common Units) other than acquisitions for bona fide arbitrage purposes only and other than as disclosed in a Schedule 13D or 13G on file with the SEC on the date of the offer to exchange;

(B)
any such person or group which, prior to the date of the offer to exchange, had filed such a Schedule 13D or 13G with the SEC has acquired or proposes to acquire beneficial ownership of additional beneficial interests in the Trust (including Trust Common Units), through the acquisition of Common Units, the formation of a group or otherwise, constituting 1% or more of the Common Units, or is granted any option, right or warrant, conditional or otherwise, to acquire beneficial ownership of additional Trust Common Units constituting 1% or more of the Trust Common Units;

(C)
after the date of the offer to exchange, any person or group has entered into a definitive agreement or an agreement in principle or made a proposal with respect to a tender or exchange offer or a merger, consolidation or other business combination with or involving the Trust; or

(D)
after the date of the offer to exchange, any person has filed a Notification and Report Form under the Hart-Scott-Rodino Act or made a public announcement reflecting an intent to acquire the Trust or any assets or securities of the Trust;

8.
PEDEVCO becomes aware:

(A)
that any material contractual right of the Trust (including the Royalty Interests) has been or will be impaired or otherwise adversely affected or that any material amount of indebtedness of the Trust has been accelerated or has otherwise become due or become subject to acceleration prior to its stated due date, in each case with or without notice or the lapse of time or both, as a result of or in connection with the offer or the completion by PEDEVCO or any of its affiliates of the second-step merger or any other business combination involving the Trust; or

(B)
of any covenant, term or condition in any instrument or agreement of the Trust that, in PEDEVCO’s reasonable judgment, has or may have material adverse significance with respect to either the value of the Trust or the value of the Trust Common Units to PEDEVCO or any of its affiliates (including, without limitation, any event of default that may ensue as a result of or in connection with the offer, the acceptance for payment of or payment for some or all of the Trust Common Units by PEDEVCO or its completion of the second-step merger or any other similar business combination involving the Trust; or

9.
the Trust shall have:

(A)
granted to any person proposing a merger or other business combination with or involving the Trust or the purchase or exchange of securities or assets of the Trust or any of its subsidiaries any type of option, warrant or right which, in PEDEVCO’s reasonable judgment, constitutes a “lock-up” device (including, without limitation, a right to acquire or receive any Trust Common Units or other securities, assets or business of the Trust; or

(B)
paid or agreed to pay any cash or other consideration to any party in connection with or in any way related to any such business combination, purchase or exchange.

Each of the conditions under this section of this Information Statement titled “The Offer—Conditions to the Offer” is for the sole benefit of PEDEVCO and may be asserted by PEDEVCO regardless of the circumstances (including any action or inaction by PEDEVCO) giving rise to any such conditions or, except as otherwise expressly set forth herein to the contrary, may be waived by PEDEVCO in whole or in part at any time and from time to time in PEDEVCO’s sole discretion. The determination as to whether any condition has occurred shall be in PEDEVCO’s reasonable judgment and that judgment shall be final and binding on all parties. The failure by PEDEVCO at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Notwithstanding the fact that PEDEVCO reserves the right to assert the occurrence of a condition following acceptance for exchange but prior to exchange in order to delay issuance of PEDEVCO Common Stock or cancel PEDEVCO’s obligation to pay the consideration payable for properly tendered Trust Common Units, PEDEVCO will either promptly pay that consideration for properly tendered Trust Common Units or promptly return such Trust Common Units. A public announcement shall be made of a material change in, or waiver of, such conditions, and the offer may, in certain circumstances, be extended in connection with any such change or waiver.

Consummation of the offer is not subject to any financing conditions.

Dividends and Distributions

If, on or after the date hereof, the Trust should (1) split, combine or otherwise change the Trust Common Units or its capitalization, (2) acquire currently outstanding Trust Common Units or otherwise cause a reduction in the number of Trust Common Units or (3) issue or sell additional Trust Common Units, shares of any other class of beneficial interests or capital stock, other voting securities or any securities convertible into, or rights, warrants or options to acquire, any of the foregoing, then, subject to the conditions of the offer above, PEDEVCO, in its sole discretion, may make such adjustments as it deems appropriate in the offer price and other terms of the offer, including, without limitation, the number or type of securities offered to be purchased.

If, on or after the date of the offer to exchange, the Trust should declare or pay any cash dividend on the Trust Common Units or other distribution on Trust Common Units, other than the Trust’s regular quarterly distribution, or issue with respect to the Trust Common Units any additional Trust Common Units, shares of any other class of beneficial interests or capital stock, other voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, payable or distributable to holders of record on a date prior to the transfer of the Trust Common Units purchased pursuant to the offer to PEDEVCO or its nominee or transferee on the Trust’s Common Unit transfer records, then, subject to the conditions of the offer above, (1) the offer price and other terms of the offer may, in PEDEVCO’s sole discretion, be adjusted to reflect the amount of any such cash dividend or cash distribution and (2) the whole of any such non-cash dividend, distribution or issuance to be received by the tendering holders will (i) be received and held by the tendering holders for PEDEVCO’s account and will be required to be promptly remitted and transferred by each tendering holder to the exchange agent for PEDEVCO’s account, accompanied by appropriate documentation of transfer, or (ii) at PEDEVCO’s direction, be exercised for PEDEVCO’s benefit, in which case the proceeds of such exercise will promptly be remitted to PEDEVCO. Pending such remittance and subject to applicable law, PEDEVCO will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution, issuance or proceeds and may withhold the entire offer price or deduct from the offer price the amount or value thereof, as determined by PEDEVCO in its sole discretion.

Certain Legal Matters

General. Except as otherwise disclosed herein, based upon an examination of publicly available filings with respect to the Trust, PEDEVCO is not aware of any licenses or other regulatory permits which appear to be material to the business of the Trust and which might be adversely affected by the acquisition of Trust Common Units by PEDEVCO pursuant to the offer or the second-step merger or, except as otherwise described in the offer to exchange, or of any approval or other action by any governmental, administrative or regulatory agency or authority which would be required for the acquisition or ownership of Trust Common Units by PEDEVCO pursuant to the offer or the second-step merger. Should any such approval or other action be required, it is currently contemplated that such approval or action would be sought or taken. There can be no assurance that any such approval or action, if needed, would be obtained or, if obtained, that it will be obtained without substantial conditions or that adverse consequences might not result to the Trust’s or PEDEVCO’s business or that certain parts of the Trust’s or PEDEVCO’s business might not have to be disposed of in the event that such approvals were not obtained or such other actions were not taken, any of which could cause PEDEVCO to elect to terminate the offer for any reason without the acceptance for exchange of Trust Common Units thereunder. PEDEVCO’s obligation under the offer to accept for exchange and issue PEDEVCO Common Stock is subject to certain conditions specified above.

No Antitrust Clearance. Due to the size of the transaction, PEDEVCO does not believe the offer to exchange and second-step merger is subject to review by the Federal Trade Commission (the “FTC”), and the Department of Justice (the “DOJ” and, together with the FTC, the “antitrust agencies”). If the HSR Act were to apply to the offer or second-step merger, the offer or second-step merger could not be completed until certain information has been provided to the antitrust agencies and the applicable HSR Act waiting period has expired or been terminated. If subject to the HSR Act, the antitrust agencies frequently scrutinize the legality under the antitrust laws of transactions such as PEDEVCO’s acquisition of Trust Common Units pursuant to the offer and have broad flexibility to take such action as the antitrust agencies deem necessary or desirable in the public interest, including seeking to enjoin the a transaction.

States and private parties may also bring legal actions under the antitrust laws. There can be no assurance that a challenge to the offer and/or the second-step merger on antitrust grounds will not be made, or if such a challenge is made, what the result will be. See the section of this Information Statement titled “The Offer—Conditions to the Offer” for certain conditions to the offer, including conditions with respect to litigation and certain governmental actions.

The offer and/or the second-step merger may be subject to review by antitrust authorities in jurisdictions outside the United States. Under some of these jurisdictions, the offer and/or the second-step merger may not be consummated before a notification has been submitted to the relevant antitrust authority and/or certain consents, approvals, permits or authorizations have been obtained and/or the applicable waiting period has expired or has been terminated; in addition, there may be jurisdictions where the submission of a notification is only voluntary but advisable. PEDEVCO intends to make all necessary and advisable (at the sole discretion of PEDEVCO) notifications in these jurisdictions as soon as practicable. The consummation of the offer and/or of the second-step merger is subject to the condition that the waiting period (or extension thereof) applicable to the offer and the second-step merger under any applicable antitrust laws and regulations shall have expired or been earlier terminated, and any approvals or clearances determined by PEDEVCO to be required or advisable thereunder shall have been obtained.

State Takeover Laws. A number of states have adopted laws and regulations applicable to offers to acquire securities of corporations or other entities which are incorporated in such states and/or which have substantial assets, stockholders, principal executive offices or principal places of business therein. PEDEVCO does not believe that any state takeover laws purport to apply to the offer or the second-step merger. PEDEVCO has not currently complied with any state takeover statute or regulation. PEDEVCO reserves the right to challenge the applicability or validity of any state law purportedly applicable to the offer or the second-step merger and nothing in the offer to exchange or any action taken in connection with the offer or the second-step merger is intended as a waiver of such right. If it is asserted that any state takeover statute is applicable to the offer or the second-step merger and if an appropriate court does not determine that it is inapplicable or invalid as applied to the offer or the second-step merger, PEDEVCO might be required to file certain information with, or to receive approvals from, the relevant state authorities, we might be unable to accept for payment or pay for Trust Common Units tendered pursuant to the offer, or be delayed in consummating the offer or the second-step merger. In such case, PEDEVCO may not be obliged to accept for payment or pay for any Trust Common Units tendered pursuant to the offer.

Regulatory Approvals

As described in the Governmental Approvals Condition, the offer and the second-step merger may also be subject to review by government authorities and other regulatory agencies, including in jurisdictions outside the U.S. PEDEVCO intends to file promptly all notifications that it determines are necessary or advisable under the applicable laws, rules and regulations of the respective identified authorities, agencies and jurisdictions for the consummation of the offer and/or the second-step merger and to file all post-completion notifications that it determines are necessary or advisable as soon as possible after completion has taken place.

Issuance of PEDEVCO Common Stock in the Offer

PEDEVCO’s Certificate of Formation authorizes 200,000,000 shares of PEDEVCO Common Stock. As of October 13, 2020, there were 72,463,340 shares of Common Stock issued and outstanding. At the proposed exchange ratio of 4/10ths of one share of PEDEVCO Common Stock for each Trust Common Unit, PEDEVCO would issue 21,000,000 shares of PEDEVCO Common Stock.

Certain Relationships with the Trust and Interest of PEDEVCO and PEDEVCO’s Executive Officers and Directors in the Offer

Except as set forth in the offer to exchange, neither PEDEVCO nor, to the best of PEDEVCO’s knowledge, any of its directors, executive officers or other affiliates, or any of their associates, has any contract, arrangement, understanding or relationship with any other person with respect to any securities of the Trust, including, but not limited to, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies. Except as otherwise described in the offer to exchange, there have been no contacts, negotiations or transactions during the past two years, between PEDEVCO or, to the best of PEDEVCO’s knowledge, any of its directors, executive officers or other affiliates, or any of their associates, on the one hand, and the Trust or its affiliates, on the other hand, concerning a merger, consolidation or acquisition, an exchange offer or other acquisition of securities, an election of directors, or a sale or other transfer of a material amount of assets.

The name, citizenship, business address, business telephone number, principal occupation or employment, and five-year employment history for each of the directors and executive officers of PEDEVCO and certain other information are set forth in “Information about PEDEVCO—Directors and Executive Officers.” Except as described in the offer to exchange none of PEDEVCO or, after due inquiry and to the best knowledge and belief of PEDEVCO, any of PEDEVCO’s directors, executive officer or affiliates, or any of their associates, has during the last five years (1) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (2) been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws. Except as set forth in the offer to exchange, to PEDEVCO’s knowledge, after reasonable inquiry, none of none of PEDEVCO’s directors, executive officers or affiliates, nor any of their respective associates or majority-owned subsidiaries, beneficially owns or has the right to acquire any securities of the Trust or has effected any transaction in securities of the Trust during the past 60 days.

PEDEVCO does not believe that the offer and the second-step merger will result in a change in control under any of PEDEVCO’s equity plans or any agreement between PEDEVCO and any of its directors or executive officers. As a result, no stock options or other outstanding equity awards held by such persons will vest as a result of the offer and the second-step merger, nor will any director or executive officer have any rights to enhanced severance payments or benefits upon certain types of terminations following the offer and the second-step merger.

Fees and Expenses

Information Agent

PEDEVCO has retained InvestorCom as the information agent in connection with the offer. The information agent may contact holders of Trust Common Units by mail, telephone, facsimile, the Internet, e-mail, newspapers and other publications of general distribution and in person and may request brokers, dealers, commercial banks, trust companies and other nominees to forward materials relating to the offer to beneficial owners of Trust Common Units. InvestorCom will also provide certain advisory services in connection with the offer to exchange. PEDEVCO will pay the information agent a customary fee for these services, in addition to reimbursing the information agent for its reasonable out-of-pocket expenses. PEDEVCO has agreed to indemnify the information agent against certain liabilities and expenses in connection with the offer.

Exchange Agent

In addition, PEDEVCO has retained American Stock Transfer & Trust Company, LLC as the exchange agent in connection with the offer. PEDEVCO will pay the exchange agent reasonable and customary compensation for its services in connection with the offer, will reimburse the exchange agent for its reasonable out-of-pocket expenses and will indemnify the exchange agent against certain liabilities and expenses.

Accounting Treatment

The proposed acquisition of the Trust would be accounted for under the acquisition method of accounting under U.S. generally accepted accounting principles, with PEDEVCO recognizing the allocation of the purchase price to the net identifiable assets acquired from the date of completion of offer and second-step merger with the Trust’s net identifiable asset being recorded at their fair values at the same date.

PEDEVCO applied Accounting Standards Update (ASU) No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business when determining the accounting treatment of the proposed transaction. ASU 2017-01 created a new framework for entities to use in evaluating whether an integrated set of assets and activities (collectively a “set”) should be accounted for as an acquisition of a business or a group of assets. It added an initial screen to determine if substantially all of the fair value of the gross assets acquired is concentrated in a single asset or group of similar assets under the business combination guidance (ASC 805). If that screen is met, the set is not a business.

The Trust is a passive investment for which there are no buying or selling of assets or royalty interests by the Trust. PEDEVCO is to acquire all royalty interest only in the Trust’s producing properties in a single geographic area and no employees or other assets or liabilities are to be acquired, aside from cash and cash equivalents. Cash and cash equivalents are excluded from gross assets for the screen test. The Trust does not contain any working interest or operatorship in any of the producing properties for which it is paid royalties. The Trust pays administration expenses to a Trustee for normal expenses of being a publicly traded entity and to the operator of the properties when the operator is acting in its capacity as agent of the Trust.

When considering the screen test in paragraphs 805-10-55-5A through 55C, PEDEVCO concluded that its investment in royalty interests are a single asset in accordance with paragraph 805-10-55-5B. As a result, the set would meet the screen test and would not be a business combination. Therefore, PEDEVCO applied the acquisition method of accounting.

Per SEC reporting guidance for an asset acquisition, PEDEVCO is to allocate the fair value of the shares of PEDEVCO Common Stock to be exchanged for outstanding Trust Common Units. The fair value of this consideration (purchase price) provided will then be allocated to the net identifiable assets acquired from the Trust.

Reasons for Stockholder Approval of the Share Issuance

PEDEVCO Common Stock is listed on the NYSE American. Section 712(b) of the NYSE Guide requires shareholder approval as a prerequisite to list additional shares issued as sole or partial consideration for an acquisition of the stock of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common stock of 20% or more.

Because the approximately 21,000,000 shares of PEDEVCO Common Stock issuable to the holders of the Trust Common Units in the offer to exchange represent greater than 20% of shares of PEDEVCO Common Stock outstanding, the Majority Stockholders approved the issuance of such 21,000,000 shares of our common stock for purposes of Section 712(b) of the NYSE American rules.

Registration Statement

On October 13, 2020, we filed a registration statement on Form S-4 (Registration Number 333-249440) to register with the SEC the PEDEVCO Common Stock to be issued to the holders of Trust Common Units in connection with the offer and the second-step merger as we have currently proposed. We may also file amendments to that registration statement. You should read the Form S-4 and any amendments as they contain important information. You may obtain copies of the Form S-4 (and any amendments) free of charge from the SEC at the SEC’s website at www.sec.gov, or upon written or oral request to the information agent at InvestorCom, 19 Old Kings Highway S. – Suite 210, Darien, CT 06820, Toll Free (877) 972-0090 (Banks and Brokers call collect (203) 972-9300), or info@investor-com.com.

If a combination with PEDEVCO and the Trust is not consummated, then the Share Issuance will not go into effect.

Preemptive Rights

PEDEVCO stockholders will not have preemptive rights in connection with the issuance of shares to holders to Trust Common Units in connection with the offer and second-step merger.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined financial statements are based on the historical consolidated financial statements of PEDEVCO and the Trust as adjusted to give effect to the offer and second-step merger. The unaudited pro forma condensed combined balance sheet as of June 30, 2020 assumes that the offer and second-step merger were completed on June 30, 2020. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2020 and the year ended December 31, 2019 give pro forma effect to the offer and second-step merger as if they had occurred on January 1, 2019.

It should be noted that PEDEVCO is not affiliated with the Trust and has not had the cooperation of the Trust or due diligence access to the Trust in the preparation of these unaudited pro forma condensed combined financial statements. PEDEVCO has not received, in connection with the proposed offer and second-step merger, information from the Trust for any purpose, including preparing these unaudited pro forma condensed combined financial statements. Accordingly, these unaudited pro forma condensed combined financial statements have been prepared by PEDEVCO based solely on publicly available information, including the Trust’s financial statements filed with the SEC. Supplemental information and procedures may provide PEDEVCO with additional information that could materially affect the purchase price allocation as well as the accompanying assumptions and pro forma adjustments. Disclosures are included in the accompanying notes to the unaudited pro forma condensed combined financial information to the extent certain limitations are identified, which may have a significant impact on the pro forma adjustments.

The assumptions and estimates underlying the unaudited adjustments to the unaudited pro forma condensed combined financial statements are described in the accompanying notes, which should be read in conjunction with, the following included elsewhere in this Information Statement:

●
PEDEVCO’s unaudited condensed financial statements and related notes as of and for the three and six months ended June 30, 2020.

●
The Trust’s unaudited condensed consolidated financial statements and related notes as of and for the three and six months ended June 30, 2020.

●
PEDEVCO’s audited financial statements and related notes for the year ended December 31, 2019.

●
The Trust’s audited consolidated financial statements and related notes for the year ended December 31, 2019.

●
PEDEVCO’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.

●
The Trust’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.

PEDEVCO applied ASC 805 Business Combinations (“ASC 805”) to determine if the proposed transaction represents a business combination or an asset acquisition, per SEC rules and US GAAP. ASC 805 states that if an entity concludes that substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or group of similar identifiable assets, then the acquisition is accounted for as an asset acquisition. Also, under ASC 805 guidance, three elements to an integrated set of activities are required for an entity to be classified as a business: inputs, processes, and outputs.

Per ASC 805 guidance, PEDEVCO concluded that substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset (royalty interest) and, therefore, the set is not considered a business, and no further analysis is required (see “The Offer—Accounting Treatment” for additional discussion of the account treatment of the proposed transaction).

The table below summarizes the allocation of the purchase price to the net identifiable assets acquired. This allocation is based on the price of PEDEVCO common stock at closing on October 9, 2020 of $1.45 per share (in thousands except for share or unit and per share or unit data):

Consideration paid:
Common stock (21,000,000 shares at $1.45 per share as of October 9, 2020) (1)	$30,450,000
Estimated transaction fees (2)	566,000
Total consideration paid	$31,016,000

Net assets acquired:
Cash	$2,763,000
Investment in royalty interests	28,253,000
Total net assets acquired	$31,016,000

(1)
Based on the closing share price on October 9, 2020 of PEDEVCO ($1.45) and the Trust ($0.4214), PEDEVCO is offering 4/10ths of one share of PEDEVCO Common Stock for each outstanding Trust Common Unit, which would represent the issuance of 21,000,000 shares of PEDEVCO Common Stock in exchange for the 52,500,000 outstanding Trust Common Units. PEDEVCO currently has 72,463,340 shares of issued and outstanding common stock and with the addition of the 21,000,000 shares, noted above, that would bring the total number of PEDEVCO shares issued and outstanding to 93,463,340.
(2)
Represents estimated transaction fees associated with the acquisition, which include $300,000 (legal fees), $137,600 (information agent fees), $52,000 (solicitation), $34,000 (printing fees), $30,000 (exchange agent fees), $9,000 (accounting fees), $3,300 (SEC filing fees) and $500 (reserve engineer fees). For asset acquisitions, transaction costs are capitalized as a component of the purchase price.

The unaudited pro forma condensed combined financial statements do not give effect to any anticipated synergies, operating efficiencies or cost savings that may be associated with the offer and second-step merger.

The unaudited condensed combined pro forma adjustments reflecting the consummation of the offer and second-step merger are based on certain estimates and assumptions. These estimates and assumptions are based on information available as of the dates of these unaudited pro forma condensed combined financial statements and may be revised as additional information becomes available. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. The unaudited pro forma condensed combined financial statements also do not give effect to any anticipated synergies, operating efficiencies or cost savings that may be associated with the offer and second-step merger.

Upon consummation of the offer and second-step merger, PEDEVCO anticipates reviewing the allocation above for impairment triggering events such as, but not limited to, significant downturns in economic conditions related to the oil and gas industry, increased competition, and regulatory action. Currently, PEDEVCO expects commodity prices to remain volatile for the remainder of the year. Commodity prices are affected by many factors outside of PEDEVCO’s control, including changes in market supply and demand, which are impacted by, among other factors, weather conditions, inventory storage levels, basis differentials and other factors. As a result, PEDEVCO cannot accurately predict future commodity prices and, therefore, PEDEVCO cannot determine with any degree of certainty what effect increases or decreases in these prices will have on production volumes or revenues. Therefore, material write-downs and impairment of the net assets acquired in subsequent periods may occur if commodity prices decline significantly.

The purpose of the offer is for PEDEVCO to acquire all of the outstanding Trust Common Units in order to combine the businesses of PEDEVCO and the Trust. In the offer and second-step merger, each Trust Common Unit will be exchanged for 4/10ths of one share of PEDEVCO’s common stock.

PEDEVCO CORP.
UNAUDITED PROFORMA COMBINED BALANCE SHEET
as of June 30, 2020

	PEDEVCO Corp	The Trust	Pro-Forma Adjustments		Pro-Forma Combined
Assets
Current assets:
Cash	$10,209	$2,763	$(566)	(a)	$12,406
Accounts receivable – oil and gas	646	—	—		646
Prepaid expenses and other current assets	33	—	—		33
Total current assets	10,888	2,763	(566)		13,085
Oil and gas properties:
Oil and gas properties, subject to amortization, net	83,744	—	—		83,744
Oil and gas properties, not subject to amortization, net	8,090	—	—		8,090
Total oil and gas properties, net	91,834	—	—		91,834
Investment in royalty interests	—	549,831	5,715	(b)	555,546
Less: accumulated amortization and impairment	—	(527,293)	—		(527,293)
Net investment in royalty interests	—	22,538	5,715		28,253
Operating lease – right-of-use asset	316	—	—		316
Other assets	3,557	—	—		3,557
Total assets	$106,595	$25,301	$5,149		$137,045
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$2,729	$—	$—		$2,729
Accrued expenses	299	—	—		299
Revenue payable	799	—	—		799
PPP loan - current	93	—	—		93
Operating lease liabilities – current	101	—	—		101
Total current liabilities	4,021	—	—		4,021
Long-term liabilities:
PPP loan	277	—	—		277
Operating lease liabilities	248	—	—		248
Asset retirement obligations	1,973	—	—		1,973
Total liabilities	6,519	—	—		6,519
Commitments and contingencies
Shareholders’ equity:
Common stock, $0.001 par value, 200,000,000 shares authorized; 93,125,328 shares issued and outstanding	72	—	21	(c)	93
TRUST CORPUS
Trust corpus, 52,500,000 units issued and outstanding at June 30, 2020	—	25,301	(25,301)	(d)	—
Additional paid-in capital	202,598	—	30,429	(c)	233,027
Accumulated deficit	(102,594)	—	—		(102,594)
Total shareholders’ equity	100,076	25,301	5,149		130,526
Total liabilities and shareholders’ equity	$106,595	$25,301	$5,149		$137,045

(a) Reflects estimated transaction fees associated with the acquisition (see purchase price allocation table above).

(b) Reflects the amount of consideration (purchase price) of the net identifiable assets acquired (see purchase price allocation table above).

(c) Reflects the issuance of 4/10ths of one share of PEDEVCO Common Stock for each Trust Common Unit.

(d) Reflects the elimination of the equity of the Trust as part of the transaction.

PEDEVCO CORP.
UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS
For the six months ended June 30, 2020
(amounts in thousands, except share and per share data)

	PEDEVCO Corp	The Trust	Pro-Forma Adjustments		Pro-Forma Combined
Revenues:
Oil and gas sales	$3,488	$—	$—		$3,488
Royalty income	—	5,292	—		5,292
Total Revenues	3,488	5,292	—		8,780

Operating expenses:
Lease operating costs	2,272	1,981*	—		4,253
Exploration expense	30	—	—		30
Selling, general and administrative expense	3,545	1,046	—		4,591
Depreciation, depletion, amortization and accretion	5,349	—	—		5,349
Total operating expenses	11,196	3,027	—		14,223

Operating income (loss)	(7,708)	2,265	—		(5,443)

Other income (expense):
Interest income	32	—	—		32
Other income (expense)	678	—	—		678
Cash reserves used for current Trust expenses, net of amounts used	—	1,945	—		1,945
Total other income (expense)	710	1,945	—		2,655

Net loss	$(6,998)	—	$4,210	(a)	$(2,788)
Distributable income available to unitholders		$4,210	$(4,210)	(a)
Loss per common share:
Basic	$(0.10)				$(0.03)
Diluted	$(0.10)				$(0.03)

Distributable income per unit (52,500,000 units issued and outstanding)		$0.080

Weighted average number of common shares outstanding:
Basic	72,060,812		21,000,000	(b)	93,060,812
Diluted	72,060,812		21,000,000	(b)	93,060,812

* Includes post-production expenses, production taxes, property taxes and franchise taxes.

(a) Reflects the combining of net income (loss) associated with the acquisition.

(b) Reflects the issuance of 4/10ths of one share of PEDEVCO Common Stock for each Trust Common Unit (see purchase price allocation table above).

PEDEVCO CORP.
UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS
For the year ended December 31, 2019
(amounts in thousands, except share and per share data)

	PEDEVCO Corp	The Trust	Pro-Forma Adjustments		Pro-Forma Combined
Revenues:
Oil and gas sales	$12,972	$-	$-		$12,972
Royalty income	-	22,442	-		22,442
Total Revenues	12,972	22,442	-		35,414

Operating expenses:
Lease operating costs	6,817	1,158*	-		7,975
Exploration expense	110	-	-		110
Selling, general and administrative expense	5,785	1,734	-		7,519
Depreciation, depletion, amortization and accretion	11,031	-	-		11,031
Loss on settlement of ARO	496	-	-		496
Total operating expenses	24,239	2,892	-		27,131

Gain on sale of oil and gas properties	1,040	-	-		1,040
Operating income (loss)	(10,227)	19,550	-		9,323

Other income (expense):
Interest expense	(824)	-	-		(824)
Interest income	55	-	-		55
Other expense	(106)	-	-		(106)
Cash reserves withheld, net of amounts used for current Trust expenses	-	2,261	-		2,261
Total other income (expense)	(875)	2,261	-		1,386

Net income (loss)	$(11,102)	-	$17,289	(a)	$6,187
Distributable income available to unitholders		$17,289	$(17,289)	(a)

Earnings (loss) per common share:
Basic	$(0.22)				$0.09
Diluted	$(0.22)				$0.09

Distributable income per unit (52,500,000 units issued and outstanding)		$0.329

Weighted average number of common shares outstanding:
Basic	51,214,986		21,000,000	(b)	72,214,986
Diluted	51,214,986		21,000,000	(b)	72,456,849

* Includes post-production expenses, production taxes, property taxes and franchise taxes.

(a) Reflects the combining of net income (loss) associated with the acquisition.

(b) Reflects the issuance of 4/10ths of one share of PEDEVCO Common Stock for each Trust Common Unit (see purchase price allocation table above).

Note 1. Basis of Pro Forma Presentation

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are (1) directly attributable to the offer and second-step merger, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the results of the combined company.

The unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of what the actual results of operations and financial position would have been had the offer and second-step merger taken place on the dates indicated, nor do they purport to project the future consolidated results of operations or financial position of PEDEVCO. They should be read in conjunction with the historical consolidated financial statements and notes thereto of PEDEVCO and the Trust.

There were no significant intercompany balances or transactions between PEDEVCO and the Trust as of the date and for the period of these unaudited pro forma combined financial statements.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of PEDEVCO’s shares outstanding, assuming the Asset Acquisition and related transactions occurred on January 1, 2019.

Note 2. Earnings (Loss) Per Share

Pro Forma Weighted Average Shares (Basic and Diluted)

The pro forma weighted average shares calculations have been performed for the six months ended June 30, 2020 and the year ended December 31, 2019. The unaudited condensed combined pro forma income loss per share (“EPS”), basic and diluted, are computed by dividing income or loss by the weighted- average number of shares of common stock outstanding during the period and taking into consideration the potentially dilutive effect of options and warrants.

Prior to the proposed offer and second-step merger, PEDEVCO had 72,125,328 shares of common stock issued and outstanding as of June 30, 2020. In connection with the closing of the proposed offer and second step merger, 21,000,000 shares of PEDEVCO Common Stock will be issued to the holders of Trust Common, resulting in a total of 93,125,328 shares of PEDEVCO common stock issued and outstanding (see the Unaudited Proforma Combined Statements of Operations above for the combined income (loss) and weighted average share amounts presented below).

	For the Six Months Ended	For the Year Ended
	June 30, 2020	December 31, 2019
	Proforma Combined	Proforma Combined
Numerator:
Net income (loss)	$(2,788)	$6,187
Effect of common stock equivalents	—	—
Net income (loss) adjusted for common stock equivalents	$(2,788)	$6,187
Denominator:
Weighted average common shares – basic	93,060,812	72,214,986

Dilutive effect of common stock equivalents:
PEDEVCO Options and Warrants	-	241,863

Denominator:
Weighted average common shares – diluted	93,060,812	72,456,849
Earnings (loss) per common share – basic	$(0.03)	$0.09
Earnings (loss) per common share – diluted	$(0.03)	$0.09

DESCRIPTION OF PEDEVCO CAPITAL STOCK

The following summary of the terms of the capital stock of PEDEVCO is not meant to be complete and is qualified by reference to the relevant provisions of Texas law and the PEDEVCO Certificate of Formation and the PEDEVCO Bylaws. Copies of the PEDEVCO Certificate of Formation and PEDEVCO Bylaws are included as exhibits to the Registration Statement for which the offer to exchange forms a part and will be sent to holders of shares of PEDEVCO Common Stock and holders of Trust Common Units upon request. See “Where You Can Find More Information” below.

Authorized Capitalization

The total number of authorized shares of PEDEVCO Common Stock is 200,000,000 shares, $0.001 par value per share.

The total number of “blank check” authorized shares of PEDEVCO preferred stock is 100,000,000 shares, $0.001 par value per share. The total number of designated shares of PEDEVCO Series A Convertible Preferred Stock is 66,625. No shares of any class of preferred stock are outstanding

PEDEVCO Common Stock

Voting Rights. Each share of PEDEVCO Common Stock is entitled to one vote on all stockholder matters. Shares of PEDEVCO Common Stock do not possess any cumulative voting rights.

Except for the election of directors, if a quorum is present, an action on a matter is approved if it receives the affirmative vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on the matter, unless otherwise required by applicable law, Texas law, the PEDEVCO Certificate of Formation or the PEDEVCO Bylaws. The election of directors will be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote, meaning that the nominees with the greatest number of votes cast, even if less than a majority, will be elected. The rights, preferences and privileges of holders of PEDEVCO Common Stock are subject to, and may be impacted by, the rights of the holders of shares of any series of preferred stock that PEDEVCO has designated, or may designate and issue in the future.

Dividend Rights. Each share of PEDEVCO Common Stock is entitled to equal dividends and distributions per share with respect to the PEDEVCO Common Stock when, as and if declared by The PEDEVCO Board, subject to any preferential or other rights of any outstanding preferred stock.

Liquidation and Dissolution Rights. Upon liquidation, dissolution or winding up, PEDEVCO Common Stock will be entitled to receive pro rata on a share-for-share basis, the assets available for distribution to the stockholders after payment of liabilities and payment of preferential and other amounts, if any, payable on any outstanding preferred stock.

Other Matters. No holder of any shares of PEDEVCO Common Stock has a preemptive right to subscribe for any of PEDEVCO’s securities, nor are any shares of PEDEVCO Common Stock subject to redemption or convertible into other securities.

Limitation of Liability and Indemnification of Officers and Directors

Section 7.001 of the TBOC permits a Texas corporation to limit the personal liability of directors to it or its shareholders for monetary damages for any act or omission in a director’s capacity as director. Under the provisions of Chapter 8 of the TBOC, PEDEVCO may indemnify its directors, officers, employees and agents and purchase and maintain liability insurance for those persons. Chapter 8 of the TBOC provides that any director or officer of a Texas corporation may be indemnified against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him or her in connection with or in defending any action, suit or proceeding in which he or she is a party by reason of his or her position. With respect to any proceeding arising from actions taken in his or her official capacity as a director or officer, he or she may be indemnified so long as it shall be determined that he or she conducted himself in good faith and that he or she reasonably believed that such conduct was in the corporation’s best interests. In cases not concerning conduct in his or her official capacity as a director or officer, a director may be indemnified as long as he or she reasonably believed that his or her conduct was not opposed to the corporation’s best interests. In the case of any criminal proceeding, a director or officer may be indemnified if he or she had no reasonable cause to believe his or her conduct was unlawful. If a director or officer is wholly successful, on the merits or otherwise, in connection with such a proceeding, such indemnification is mandatory.

The PEDEVCO Certificate of Formation provides that its directors are not personally liable to PEDEVCO or its shareholders for monetary damages for an act or omission in their capacity as a director. A director may, however, be found liable for, and PEDEVCO may be prohibited from indemnifying them against:

●
any breach of the director’s duty of loyalty to PEDEVCO or its shareholders;

●
acts or omissions not in good faith that constitute a breach of the director’s duty to PEDEVCO;

●
acts or omissions that involve intentional misconduct or a knowing violation of law;

●
any transaction from which the director receives an improper benefit; or

●
acts or omissions for which the liability is expressly provided by an applicable statute.

PEDEVCO’s Certificate of Formation also provides that it will indemnify its directors, and may indemnify its agents, to the fullest extent permitted by applicable Texas law from any expenses, liabilities or other matters. Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, officers and controlling persons of PEDEVCO under the PEDEVCO Certificate of Formation, it is the position of the SEC that such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Indemnification Agreements

PEDEVCO has entered into indemnification agreements with each of its officers and directors pursuant to which PEDEVCO has agreed, to the maximum extent permitted by applicable law and subject to the specified terms and conditions set forth in each agreement, to indemnify a director or officer who acts on PEDEVCO’s behalf and is made or threatened to be made a party to any action or proceeding against expenses, judgments, fines and amounts paid in settlement that are incurred by such officer or director in connection with the action or proceeding. The indemnification provisions apply whether the action was instituted by a third party or by PEDEVCO. PEDEVCO also maintains insurance on behalf of its officers and directors that provides coverage for expenses and liabilities incurred by them in their capacities as officers and directors.

Business Combinations under Texas Law

A number of provisions of Texas law, the PEDEVCO Certificate of Formation and PEDEVCO Bylaws could make it more difficult for the acquisition of PEDEVCO by means of a tender offer, a proxy contest or otherwise and the removal of incumbent officers and directors. These provisions are intended to discourage coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of PEDEVCO to negotiate first with the PEDEVCO Board.

PEDEVCO is subject to the provisions of Title 2, Chapter 21, Subchapter M of the Texas Business Organizations Code (the “Texas Business Combination Law”). That law provides that a Texas corporation may not engage in specified types of business combinations, including mergers, consolidations and asset sales, with a person, or an affiliate or associate of that person, who is an “affiliated shareholder”, for a period of three years from the date that person became an affiliated shareholder, subject to certain exceptions (described below). An “affiliated shareholder” is generally defined as the holder of 20% or more of the corporation’s voting shares. The law’s prohibitions do not apply if the business combination or the acquisition of shares by the affiliated shareholder was approved by the board of directors of the corporation before the affiliated shareholder became an affiliated shareholder; or the business combination was approved by the affirmative vote of the holders of at least two-thirds of the outstanding voting shares of the corporation not beneficially owned by the affiliated shareholder, at a meeting of shareholders called for that purpose, not less than six months after the affiliated shareholder became an affiliated shareholder.

Because PEDEVCO has more than 100 of record shareholders, PEDEVCO is considered an “issuing public corporation” for purposes of this law. The Texas Business Combination Law does not apply to the following:

●
the business combination of an issuing public corporation: where the corporation’s original charter or bylaws contain a provision expressly electing not to be governed by the Texas Business Combination Law; or that adopts an amendment to its charter or bylaws, by the affirmative vote of the holders, other than affiliated shareholders, of at least two-thirds of the outstanding voting shares of the corporation, expressly electing not to be governed by the Texas Business Combination Law and so long as the amendment does not take effect for 18 months following the date of the vote and does not apply to a business combination with an affiliated shareholder who became affiliated on or before the effective date of the amendment;

●
a business combination of an issuing public corporation with an affiliated shareholder that became an affiliated shareholder inadvertently, if the affiliated shareholder divests itself, as soon as possible, of enough shares to no longer be an affiliated shareholder and would not at any time within the three-year period preceding the announcement of the business combination have been an affiliated shareholder but for the inadvertent acquisition;

●
a business combination with an affiliated shareholder who became an affiliated shareholder through a transfer of shares by will or intestacy and continuously was an affiliated shareholder until the announcement date of the business combination; or

●
a business combination of a corporation with its wholly owned Texas subsidiary if the subsidiary is not an affiliate or associate of the affiliated shareholder other than by reason of the affiliated shareholder’s beneficial ownership of voting shares of the corporation.

Neither the PEDEVCO Certificate of Formation nor the PEDEVCO Bylaws contain any provision expressly providing that PEDEVCO will not be subject to the Texas Business Combination Law. The Texas Business Combination Law may have the effect of inhibiting a non-negotiated merger or other business combination involving PEDEVCO, even if that event would be beneficial to PEDEVCO’s shareholders.

Anti-Takeover Provisions of PEDEVCO Charter Documents

The PEDEVCO Certificate of Formation and PEDEVCO Bylaws contain various provisions intended to promote the stability of PEDEVCO’s stockholder base and render more difficult certain unsolicited or hostile attempts to take PEDEVCO over, that could disrupt PEDEVCO, divert the attention of PEDEVCO’s directors, officers and employees and adversely affect the independence and integrity of PEDEVCO’s business. These provisions include:

●
Special Meetings of Stockholders — The PEDEVCO Bylaws provide that special meetings of the stockholders may only be called by the PEDEVCO Chairman, President, a committee of the PEDEVCO Board duly designated and whose powers and authority include the power to call meetings, or upon written notice to the PEDEVCO Board by PEDEVCO stockholders holding not less than 30% of PEDEVCO’s outstanding voting capital stock.

●
Amendment of Bylaws — The PEDEVCO Bylaws may be amended by the PEDEVCO Board alone.

●
Advance Notice Procedures — The PEDEVCO Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of PEDEVCO stockholders. At an annual meeting, PEDEVCO stockholders elect a Board of Directors and transact such other business as may properly be brought before the meeting. By contrast, at a special meeting, PEDEVCO stockholders may transact only the business for the purposes specified in the notice of the meeting.

●
No cumulative voting — The PEDEVCO Certificate of Formation and Bylaws do not include a provision for cumulative voting in the election of directors.

●
Vacancies — The PEDEVCO Bylaws provide that vacancies on the PEDEVCO may be filled by a majority of directors in office, although less than a quorum, and not by the stockholders.

●
Preferred Stock — The PEDEVCO Certificate of Formation allows PEDEVCO to issue up to 100,000,000 shares of preferred stock, of which 66,625 shares have been designated as Series A Convertible Preferred Stock. The undesignated preferred stock may have rights senior to those of the PEDEVCO Common Stock and that otherwise could adversely affect the rights and powers, including voting rights, of the holders of PEDEVCO Common Stock. In some circumstances, this issuance could have the effect of decreasing the market price of the PEDEVCO Common Stock as well as having an anti-takeover effect.

●
Authorized but Unissued Shares — The PEDEVCO Board may cause PEDEVCO to issue authorized but unissued shares of PEDEVCO Common Stock in the future without stockholders’ approval. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of PEDEVCO Common Stock could render more difficult or discourage an attempt to obtain control of a majority of PEDEVCO Common Stock by means of a proxy contest, tender offer, merger or otherwise.

COMPARISON OF THE RIGHTS OF HOLDERS

Holders of Trust Common Units who validly tender their Trust Common Units in the offer and do not properly withdraw such Trust Common Units will receive PEDEVCO Common Stock following consummation of the offer.

PEDEVCO is a Texas corporation and the rights of holders of PEDEVCO Common Stock are governed by the TBOC, the PEDEVCO Certificate of Formation and the PEDEVCO Bylaws. The Trust is a Delaware Statutory Trust and the rights of holders of Trust Common Units are governed by the Trust Agreement and the Delaware Trust Act.

The following is a summary comparison of:

●
the current rights of holders of Trust Common Units; and

●
the rights holders of Trust Common Units will have as holders of PEDEVCO Common Stock under the TBOC, PEDEVCO Certificate of Formation and PEDEVCO Bylaws upon the consummation of the offer and the second-step merger.

The following summary is not a complete statement of the rights of holders PEDEVCO Common Stock or Trust Common Units or a complete description of the specific provisions referred to below. The statements in this section are qualified in their entirety by reference to, and are subject to, the detailed provisions of the TBOC, the Delaware Trust Act, the Trust Agreement, the PEDEVCO Certificate of Formation and the PEDEVCO Bylaws. Copies of the PEDEVCO Certificate of Formation and PEDEVCO Bylaws included as exhibits to the PEDEVCO S-4 and will be sent to holders of PEDEVCO Common Stock, upon request. See “Where You Can Find More Information.”

	PEDEVCO	Trust
Authorized Capital

The total number of authorized shares of PEDEVCO Common Stock is 200,000,000 shares, $0.001 par value per share.

The total number of “blank check” authorized shares of PEDEVCO preferred stock is 100,000,000 shares, $0.001 par value per share. The total number of designated shares of PEDEVCO Series A Convertible Preferred Stock is 66,625.

The beneficial interest in the Trust is divided into 52,500,000 Trust units, which now consist solely of Trust Common Units. Each Trust unit represents an equal undivided beneficial interest in the property of the Trust.

Neither the Trustee nor the Delaware Trustee shall cause or permit the Trust to issue Trust Common Units or other securities after the closing date of the initial public offering.

	PEDEVCO	Trust
Voting Rights
Each share of PEDEVCO Common Stock is entitled to one vote on all stockholder matters. Shares of PEDEVCO Common Stock do not possess any cumulative voting rights.

Except as otherwise required by law, the holders of 33 1/3% of all of the shares of the PEDEVCO Common Stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes at any meeting of stockholders. In the absence of a quorum at any meeting or any adjournment thereof, the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting to another place, date or time.

Except for the election of directors, if a quorum is present, an action on a matter is approved if it receives the affirmative vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on the matter, unless otherwise required by applicable law, Texas law, the PEDEVCO Certificate of Formation, as amended or the PEDEVCO Bylaws, as amended.

The election of directors will be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote, meaning that the nominees with the greatest number of votes cast, even if less than a majority, will be elected.
The rights, preferences and privileges of holders of PEDEVCO Common Stock are subject to, and may be impacted by, the rights of the holders of shares of any series of preferred stock that PEDEVCO has designated, or may designate and issue in the future.

Holders of Trust Common Units only have voting rights on matters specified in the Trust Agreement.
Matters voted on by holders of Trust Common Units are subject to either a Unit Majority or a Special Unit Majority.

A “Special Unit Majority” means (i) a majority of the Trust Common Units (excluding Trust Common Units owned by Avalon and its Affiliates) present in person or by proxy at a meeting at which a quorum is present; provided, that, at any time when Avalon and its Affiliates collectively own less than 10% of the outstanding Trust Common Units, “Special Unit Majority” means a majority of the Trust Common Units present in person or by proxy at a meeting at which a quorum is present. For the purposes of calculating a Special Unit Majority, abstentions and broker non-votes shall not be deemed to be a vote cast.

A “Unit Majority” means (i) a majority of the Trust Common Units (excluding Trust Common Units owned by Avalon and its Affiliates) and (ii) a majority of the Trust Common Units, in each case present in person or by proxy at a meeting at which a quorum is present; provided, that, at any time when Avalon and its Affiliates collectively own less than 10% of the outstanding Trust Common Units, “Unit Majority” means a majority of the Trust Units present in person or by proxy at a meeting at which a quorum is present. For the purposes of calculating a Unit Majority, abstentions and broker non-votes shall not be deemed to be a vote cast.

	PEDEVCO	Trust
Number and Election of Directors; Matters Related to the Trustee
PEDEVCO’s Bylaws provide that the number of directors who shall constitute the PEDEVCO Board shall equal not less than 1 nor more than 10, as the PEDEVCO Board or majority stockholders may determine by resolution from time to time.

PEDEVCO’s Bylaws provide that stockholders of PEDEVCO shall elect the directors at the annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies). Each director shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

The Trust does not have directors. The Trust Agreement provides voting rights to holders of Trust Common Units to remove and replace (but not elect) the Trustee. See “Vacancies on the Board of Directors and Removal of Directors; Vacancy and Removal of Trustee” below.

Vacancies on the Board of Directors and Removal of Directors; Vacancy and Removal of Trustee
The PEDEVCO Bylaws provide that any vacancy on the PEDEVCO Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause may be filled by a majority of the remaining directors, a sole remaining director, or the majority stockholders. Any director elected to fill a vacancy shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

PEDEVCO’s Bylaws provide that stockholders holding a majority of the outstanding shares entitled to vote at an election of directors may remove any director or the entire Board of Directors at any time, with or without cause.

The Delaware Trustee or the Trustee may be removed as trustee, with or without cause, by the vote of a Special Unit Majority at a meeting duly called and held in accordance with the Trust Agreement; provided, however, that any removal of the Delaware Trustee shall be effective only at such time as a successor Delaware Trustee, fulfilling the requirements of Section 3807(a) of the Delaware Trust Act, has been appointed and has accepted such appointment; and provided, further, that any removal of the Trustee shall be effective only at such time as a successor Trustee has been appointed and has accepted such appointment in accordance with the Trust Agreement.

Avalon will not be entitled to vote on the removal of the Trustee or appointment of a successor trustee. However, at any time Avalon and its affiliates own less than 10% of the total Trust Common Units outstanding, matters voted on by holders of Trust Common Units will be subject to approval by a majority of the Trust Common Units, including Trust Common Units owned by Avalon, voting in person or by proxy at a meeting of such holders at which a quorum is present.

	PEDEVCO	Trust
Amendments to Certificate of Formation and Certificate of Trust
PEDEVCO’s Certificate of Formation provides that in addition to any vote of the holders of any class or series of the stock of PEDEVCO required by law or by the PEDEVCO Certificate of Formation, the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of PEDEVCO entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal provisions of PEDEVCO Certificate of Formation, except to the extent a greater vote is required by the PEDEVCO Certificate of Formation or any provision of law.

Notwithstanding any other provisions of the PEDEVCO Certificate of Formation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of PEDEVCO required by law or by the PEDEVCO Certificate of Formation, the affirmative vote of the holders of not less than a majority of the outstanding shares of capital stock of PEDEVCO then entitled to vote upon the election of directors, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with, Article V, Article IX, Article X, or Article XI of the PEDEVCO Certificate of Formation.

Section 3810(b)(1) of the Delaware Trust Act provides that a certificate of trust may be amended by filing a certificate of amendment thereto in the office of the Secretary of State of the State of Delaware. Section 3810(b)(2) provides that except to the extent otherwise provided in the certificate of trust or in the governing instrument of a statutory trust, a certificate of trust may be amended at any time for any purpose as the trustees may determine. A trustee who becomes aware that any statement in a certificate of trust was false when made or that any matter described has changed making the certificate false in any material respect shall promptly file a certificate of amendment.

The Trust Agreement provides that in the event that a responsible officer of either the Delaware Trustee or the Trustee becomes aware that any statement contained or matter described in the Trust’s Certificate of Trust has changed, making it false in any material respect, it will notify the other trustee and the Delaware Trustee shall promptly file or cause to be filed in the office of the Secretary of State of Delaware an amendment of same at the written direction of the Trustee, duly executed in accordance with Section 3811 of the Trust Act, in order to effect such change thereto.

The Trust Agreement further provides that upon the written request by Avalon submitted to the Trustee and the Delaware Trustee, the Trustee shall, without the vote or consent of any holders of Trust Common Units, take all action necessary to change the name of the Trust to a name mutually agreeable to the Trustee and Avalon and, upon effecting such name change, the Delaware Trustee, acting pursuant to the written instructions of the Trustee, shall amend the Certificate of Trust on file in the office of the Secretary of State of the state of Delaware to reflect such name change.

	PEDEVCO	Trust
Amendments to Bylaws and Trust Agreement	Subject to the provision of PEDEVCO’s Certificate of Formation, the PEDEVCO Bylaws may be amended by the PEDEVCO Board or by the holders of PEDEVCO Common Stock.
Amendment of the Trust Agreement generally requires the vote of holders of (i) a majority of the Trust Common Units (excluding Trust Common Units owned by Avalon and its affiliates) and (ii) a majority of the Trust Common Units (including Trust Common Units owned by Avalon and its affiliates), in each case voting in person or by proxy at a meeting of such holders of Trust Common Units at which a quorum is present. At any time that Avalon and its affiliates own less than 10% of the total Trust Common Units outstanding, however, the standard for approval will be the vote of the holders of a majority of the Trust Common Units, including Trust Common Units owned by Avalon, voting in person or by proxy at a meeting of the holders of Trust Common Units at which a quorum is present. Abstentions and broker non-votes will not be deemed to be a vote cast. However, no amendment may:

● increase the power of the Trustee to engage in business or investment activities;

● alter the rights of the holders of Trust Common Units as among themselves; or

● permit the Trustee to distribute the Royalty Interests in kind.

Amendments to the Trust Agreement’s provisions addressing the following matters may not be made without Avalon’s consent:

● dispositions of the Trust’s assets;

● indemnification of the Trustee;

● reimbursement of out-of-pocket expenses of Avalon when acting as the Trust’s agent;

● termination of the Trust; and

● amendments of the Trust Agreement.

Certain amendments to the Trust Agreement do not require the vote of the holders of Trust Common Units. The Trustee may amend or supplement the Trust Agreement, the conveyances, the Administrative Services Agreement, or the registration rights agreement, without the approval of the holders of Trust Common Units, to cure ambiguities, to correct or supplement defective or inconsistent provisions, to grant any benefit to all holders of Trust Common Units, to evidence or implement any changes required by applicable law, or to change the name of the Trust; provided, however, that any such supplement or amendment does not adversely affect the interests of the holders of Trust Common Units. Furthermore, the Trustee, acting alone, may amend the Administrative Services Agreement without the approval of holders of Trust Common Units if such amendment would not increase the cost or expense of the Trust or create an adverse economic impact on the holders of Trust Common Units.

All other permitted amendments to the Trust Agreement and other agreements listed above may only be made by the vote of the holders of (i) a majority of the Trust Common Units (excluding Trust Common Units owned by Avalon) and (ii) a majority of the Trust Common Units (including Trust Common Units owned by Avalon), in each case voting in person or by proxy at a meeting of such holders at which a quorum is present; except that at any time that Avalon owns less than 10% of the total Trust Common Units outstanding, the standard for approval will be the vote of the holders of a majority of the Trust Common Units, including Trust Common Units owned by Avalon, voting in person or by proxy at a meeting of such holders at which a quorum is present. Abstentions and broker non-votes will not be deemed to be a vote cast.

	PEDEVCO	Trust
Ability to Call Special Meeting of Stockholders and holders of Trust Common Units
The PEDEVCO Bylaws provide that special meetings of the stockholders may only be called by the PEDEVCO Chairman, President, a committee of the PEDEVCO Board duly designated and whose powers and authority include the power to call meetings, or upon written notice to the PEDEVCO Board by PEDEVCO stockholders holding not less than 30% of PEDEVCO’s outstanding voting capital stock.

Any special meeting of the holders of Trust Common Units may be called by the (i) Trustee or (ii) by holders of Trust Common Units owning of record not less than 10% in number of the then outstanding Trust Common Units. The Trustee may, but shall not be obligated to, call meetings of holders of Trust Common Units to consider amendments, waivers, consents and other changes relating to the transaction documents to which the Trust is a party. In addition, at the written request of the Delaware Trustee, unless the Trustee appoints a successor Delaware Trustee in accordance with Section 6.05 of the Trust Agreement, the Trustee shall call such a meeting but only for the purpose of appointing a successor to the Delaware Trustee upon its resignation.

Ability of Stockholders or Unitholders to Act by Written Consent
PEDEVCO’s Bylaws provide that any action required to be taken at any annual or special meeting of stockholders of PEDEVCO or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall have been signed by the holder or holders of shares representing at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting in which each stockholder entitled to vote on the action is present and votes.

Section 3806(f)(1) of the Delaware Trust Act provides that unless otherwise provided in the governing instrument of a statutory trust, on any matter that is to be voted on by the beneficial owners, the beneficial owners may take such action without a meeting, without a prior notice and without a vote if consented to, in writing, or by electronic transmission by beneficial owners having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all interests in the statutory trust entitled to vote thereon were present and voted.

The Trust Agreement does not expressly prohibit action by written consent.

	PEDEVCO	Trust
Limitations of Personal Liability and Indemnification of Directors and Officers, Trustee and other persons
Section 7.001 of the TBOC permits a Texas corporation to limit the personal liability of directors to it or its shareholders for monetary damages for any act or omission in a director’s capacity as director. Under the provisions of Chapter 8 of the TBOC, PEDEVCO may indemnify its directors, officers, employees and agents and purchase and maintain liability insurance for those persons. Chapter 8 of the TBOC provides that any director or officer of a Texas corporation may be indemnified against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him or her in connection with or in defending any action, suit or proceeding in which he or she is a party by reason of his or her position. With respect to any proceeding arising from actions taken in his or her official capacity as a director or officer, he or she may be indemnified so long as it shall be determined that he or she conducted himself in good faith and that he or she reasonably believed that such conduct was in the corporation’s best interests. In cases not concerning conduct in his or her official capacity as a director or officer, a director may be indemnified as long as he or she reasonably believed that his or her conduct was not opposed to the corporation’s best interests. In the case of any criminal proceeding, a director or officer may be indemnified if he or she had no reasonable cause to believe his or her conduct was unlawful. If a director or officer is wholly successful, on the merits or otherwise, in connection with such a proceeding, such indemnification is mandatory.

The PEDEVCO Certificate of Formation provides that its directors are not personally liable to PEDEVCO or its shareholders for monetary damages for an act or omission in their capacity as a director. A director may, however, be found liable for, and PEDEVCO may be prohibited from indemnifying them against:

Except as expressly set forth in the Trust Agreement, none of the Trustee or the Delaware Trustee shall have any duties or liabilities, including fiduciary duties, to the Trust or any holder of Trust Common Units. To the extent that, at law or in equity, the Trustee and the Delaware Trustee have duties, including fiduciary duties, and liabilities relating thereto to the Trust or any holder of Trust Common Units, the Trustee and the Delaware Trustee shall not be liable to the Trust or to any holder of Trust Common Units for its good faith reliance on the provisions of the Trust Agreement. For the avoidance of doubt, to the fullest extent permitted by law, no person other than the Trustee and the Delaware Trustee shall have any duties (including fiduciary duties) or liabilities at law or in equity to the Trust, any holder of Trust Common Units or any other person. The provisions of the Trust Agreement, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the Trustee or the Delaware Trustee or any other person otherwise existing at law or in equity are agreed by the parties thereto and the Trust to replace such other duties and liabilities of the Trustee, the Delaware Trustee and such other Persons.

PEDEVCO	Trust

● any breach of the director’s duty of loyalty to PEDEVCO or its shareholders;

● acts or omissions not in good faith that constitute a breach of the director’s duty to PEDEVCO;

● acts or omissions that involve intentional misconduct or a knowing violation of law;

● any transaction from which the director receives an improper benefit; or

● acts or omissions for which the liability is expressly provided by an applicable statute.

PEDEVCO’s Certificate of Formation also provides that it will indemnify its directors, and may indemnify its agents, to the fullest extent permitted by applicable Texas law from any expenses, liabilities or other matters. Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, officers and controlling persons of PEDEVCO under the PEDEVCO Certificate of Formation, it is the position of the SEC that such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

PEDEVCO has entered into indemnification agreements with each of its officers and directors pursuant to which PEDEVCO has agreed, to the maximum extent permitted by applicable law and subject to the specified terms and conditions set forth in each agreement, to indemnify a director or officer who acts on PEDEVCO’s behalf and is made or threatened to be made a party to any action or proceeding against expenses, judgments, fines and amounts paid in settlement that are incurred by such officer or director in connection with the action or proceeding. The indemnification provisions apply whether the action was instituted by a third party or by PEDEVCO. PEDEVCO also maintains insurance on behalf of its officers and directors that provides coverage for expenses and liabilities incurred by them in their capacities as officers and directors.

Notwithstanding any other provision of this the Trust Agreement, each of the Delaware Trustee and the Trustee, in carrying out its powers and performing its duties, may act directly or in its discretion (at the expense of the Trust) through Agents pursuant to agreements entered into with any of them, and each of the Delaware Trustee and the Trustee shall be liable only for (i) its own willful misconduct, (ii) acts or omissions in bad faith or that constitute gross negligence, and (iii) taxes, fees or other charges based on any fees, commissions or compensation received by it in connection with any of the transactions contemplated by this Agreement, and shall not otherwise be liable under any circumstances whatsoever, including but not limited to any act or omission of any Agent unless such Entity has acted with willful misconduct, in bad faith or with gross negligence in the selection, retention or supervision of such Agent. Notwithstanding any other provision of this Agreement, each Agent of the Delaware Trustee and the Trustee (including Avalon and any of its Affiliates when acting as such), in carrying out its powers and performing its duties, may act directly or in its discretion (at the expense of the Trust) through its own agents and shall not otherwise be liable for any act or omission unless such Agent has acted with willful misconduct, in bad faith or with gross negligence. Neither the Trustee nor the Delaware Trustee shall have any liability to any persons other than the holders of Trust Common Units in accordance with Section 3803 of the Delaware Trust Act and, for the avoidance of any doubt, neither shall have any liability hereunder to the holders of Trust Common Units absent (i) its own willful misconduct or (ii) acts or omissions in bad faith or which constitute gross negligence. No Trustee or Delaware Trustee shall be individually liable by reason of any act or omission of any other Trustee or Delaware Trustee. In the event of a claim brought against the Delaware Trustee or the Trustee for willful misconduct, acts or omissions in bad faith or gross negligence, their “management liability” insurance coverages (that is, directors & officers liability and crime insurance coverages) shall be primary to, and non-contributing with, any other insurance maintained by the holders of Trust Common Units.

PEDEVCO	Trust

Each of the Delaware Trustee and the Trustee, and each Agent of the Delaware Trustee or the Trustee (including Avalon and any of its Affiliates when acting as such), shall be protected in relying or reasonably acting upon any notice, certificate, opinion or advice of counsel or tax advisor; report of independent registered public accounting firm, petroleum engineer, geologist, auditor or other expert. In addition, each of the Delaware Trustee and the Trustee, and each Agent of the Delaware Trustee or the Trustee (including Avalon and any of its Affiliates when acting as such) shall be protected in relying or reasonably acting upon any other document or instrument reasonably believed by such entity or person to be true and accurate. Each of the Delaware Trustee and the Trustee, and each Agent of the Delaware Trustee or the Trustee (including Avalon and any of its Affiliates when acting as such), is specifically authorized to rely upon the application of Article 8 of the Uniform Commercial Code, the application of the Uniform Act for Simplification of Fiduciary Security Transfers and the application of other statutes and rules with respect to the transfer of securities, each as adopted and then in force in the State of Delaware, as to all matters affecting title, ownership, warranty or transfer of the Trust Common Units, without any personal liability for such reliance, and the indemnity granted under Section 6.02 of the Trust Agreement shall specifically extend to any matters arising as a result thereof. Further, and without limiting the foregoing, each of the Delaware Trustee and the Trustee is specifically authorized and directed to rely upon the validity of each of the Conveyances and the title held by the Trust in the Royalty Interests pursuant thereto and the validity of the Derivatives Agreement and Direct Hedge Contracts, and is further specifically authorized and directed to rely upon opinions of counsel in the State of Texas where the Underlying Properties are located, and on any notice, certificate or other statement of Avalon or information furnished by Avalon without any liability in any capacity for such reliance.

PEDEVCO	Trust

The Trustee and the Delaware Trustee, as well as each of their respective Agents (including Avalon and any of its Affiliates when acting as such) and Affiliates, shall be indemnified and held harmless by, and receive reimbursement from, the Trust against and from any and all liabilities, obligations, actions, suits, costs, expenses, claims, damages, losses, penalties, taxes, fees and other charges (collectively, “Expenses,” excluding, however, any taxes and fees payable by the Trustee and the Delaware Trustee based on any fees, commissions or compensation received by the Trustee and the Delaware Trustee for their services hereunder) incurred by it individually in the administration of the Trust, or as a result of any act done or performed or omission occurring on account of its being Trustee or Delaware Trustee (or such Agent or Affiliate), as applicable, except such Expenses as to which it is liable under Section 6.01 of the Trust Agreement. Each of the Trustee and the Delaware Trustee shall have a lien upon the Trust Estate for payment of such indemnification and reimbursement (including, without limitation, repayment of any funds borrowed from any Entity serving as a fiduciary hereunder), as well as for compensation to be paid to such Entity, in each case entitling such Entity to priority as to payment thereof over payment to any other Person under this Agreement. Neither the Trustee, the Delaware Trustee, nor any of their respective Agents shall be entitled to any reimbursement or indemnification from any holder of Trust Common Units for any Expense incurred by the Delaware Trustee, or the Trustee or any of their respective Agents, their right of reimbursement and indemnification, if any, except as provided in Section 6.02(b) of the Trust Agreement, being limited solely to the Trust Estate, whether or not the Trust Estate is exhausted without full reimbursement or indemnification of the Trustee, the Delaware Trustee or any of their respective Agents. All legal or other expenses reasonably incurred by the Trustee or the Delaware Trustee in connection with the investigation or defense of any Expenses as to which such Entity is entitled to indemnity under Section 6.02(a) of the Trust Agreement shall be paid out of the Trust Estate.

PEDEVCO	Trust

Avalon shall indemnify and hold harmless each of the Delaware Trustee and the Trustee (but not the Trust or holder of Trust Common Units), and any Agents and Affiliates thereof, individually and as trustee, against any Expenses to which such Entity or Agent thereof may become subject solely as a result of its position and service as trustee of the Trust under or with respect to any Environmental Law, insofar as such Expenses arise out of, are based upon or connected with the Underlying Properties, except for Expenses arising from any acts of such Entity or Agent not expressly contemplated hereunder. Avalon shall also indemnify and hold harmless each of the Delaware Trustee and the Trustee (but not the Trust or holders of Common Units), and any Agents and Affiliates thereof, individually and as trustee, against any Expenses to which such Entity or Agent thereof may become subject solely as a result of its position and service as trustee of the Trust arising out of, based upon or connected with (i) any reset, termination and replacement, or other modification of any hedge contracts, (ii) the assignment, novation or other transfer of any hedge contracts, or (iii) the entry by the Trust into new hedge contracts, in each case pursuant to Section 2.02 of the Administrative Services Agreement or Article III of the Derivatives Agreement. The obligations of Avalon hereunder may be assigned or transferred to any Entity acquiring the Underlying Property to which each Expense relates; provided, however, such Entity unconditionally agrees in writing, reasonably satisfactory to the Trustee and the Delaware Trustee, to assume SandRidge’s obligations under Section 6.02(b).

PEDEVCO	Trust

If any action or proceeding shall be brought or asserted against the Trustee or the Delaware Trustee or any Agent or Affiliate thereof (each referred to as an “Indemnified Party” and, collectively, the “Indemnified Parties”) in respect of which indemnity may be sought from Avalon (the “Indemnifying Party”) pursuant to Section 6.02(b), of which the Indemnified Party shall have received notice, the Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory (including the qualifications of such counsel) to the Indemnified Party in respect of any such action or proceeding or (iii) the named parties to any such action or proceeding include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnified Party and the Indemnified Party may employ such counsel for the defense of such action or proceeding as is reasonably satisfactory to the Indemnifying Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys for the Indemnified Parties at any time). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditional or delayed), but, if settled with such written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party agrees (to the extent stated above) to indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment to the extent provided for in Section 6.02(b).

	PEDEVCO	Trust

Avalon and its Affiliates have entered into the Transaction Documents to which they are a party and may exercise their rights and discharge their obligations fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties, all of which defenses, claims or assertions are hereby expressly waived by the other parties to the Trust Agreement and holders of Trust Common Units. Neither SandRidge nor any of its Affiliates shall be a fiduciary with respect to the Trust or the holders of Trust Common Units. To the extent that, at law or in equity, SandRidge or its Affiliates have duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the holders of Trust Common Units, such duties and liabilities are hereby eliminated to the fullest extent permitted by law.

Preemptive Rights, Redemption and Conversion
No holder of any shares of PEDEVCO Common Stock has a preemptive right to subscribe for any of PEDEVCO’s securities, nor are any shares of PEDEVCO Common Stock subject to redemption or convertible into other securities.

Holders of Trust Common Units do not have preemptive rights.
Dividends and Distributions
Each share of PEDEVCO Common Stock is entitled to equal dividends and distributions per share with respect to the PEDEVCO Common Stock when, as and if declared by the PEDEVCO Board, subject to any preferential or other rights of any outstanding preferred stock.

The Trustee makes quarterly cash distributions of substantially all of its cash receipts, after deducting amounts for the Trust’s administrative expenses, property taxes and Texas franchise taxes, and cash reserves withheld by the Trustee, on or about the 60th day following the completion of each quarter. Each distribution covers production for a three-month period. The amount of Trust revenues and cash distributions to holders of Trust Common Units depends on:

● oil, natural gas and NGL prices received;

● volume of oil, natural gas and NGL produced and sold;

● post-production costs (which includes internal costs and third person costs incurred by Avalon) and any applicable taxes; and

● the Trust’s general and administrative expenses.

The amount of the quarterly distributions will fluctuate from quarter to quarter, depending on the factors discussed above. There is no minimum required distribution.

	PEDEVCO	Trust
Liquidation and Dissolution Rights
Pursuant to the TBOC, the winding up of a domestic corporation is required on:

● the expiration of any period of duration specified in the domestic entity's governing documents;

● a voluntary decision to wind up the domestic entity;

● an event specified in the governing documents of the domestic entity requiring the winding up, dissolution, or termination of the domestic entity, other than an event specified in another subdivision of this section;

● an event specified in other sections of this code requiring the winding up or termination of the domestic entity, other than an event specified in another subdivision of this section; or

● a decree by a court requiring the winding up, dissolution, or termination of the domestic entity, rendered under this code or other law.

Upon liquidation, dissolution or winding up, PEDEVCO Common Stock will be entitled to receive pro rata on a share-for-share basis, the assets available for distribution to the stockholders after payment of liabilities and payment of preferential and other amounts, if any, payable on any outstanding preferred stock.

The Trust shall dissolve and commence winding-up its business and affairs upon the first to occur of the following events or times:

● the disposition of all of the Royalty Interests and other assets (other than cash), tangible or intangible, including accounts receivable and claims or rights to payment, constituting the Trust estate;

● an election by the Trustee to dissolve the Trust that is approved by the holders of a Unit Majority at a meeting duly called and held in accordance with Article VIII of the Trust Agreement;

● the aggregate Quarterly Cash Distribution Amounts for any four consecutive quarters, on a cumulative basis, is less than $5.0 million;

● the entry of a decree of judicial dissolution of the Trust pursuant to the provisions of the Trust Act; and

● the Liquidation Date.

Upon the sale of all or a portion of the Trust Estate pursuant to Section 3.02 of the Trust Agreement or the dissolution of the Trust pursuant to the provisions above, the Trustee shall sell for cash in one or more sales all of the properties other than cash then constituting the Trust Estate after any reconveyance of assets to Avalon pursuant to the Conveyances; provided, however, Avalon shall have a right of first refusal to acquire the subject properties being offered in each sale pursuant to the procedures in the Trust Agreement.

	PEDEVCO	Trust
Anti-Takeover Statutes
PEDEVCO is subject to the provisions of Title 2, Chapter 21, Subchapter M of the Texas Business Organizations Code (the “Texas Business Combination Law”). That law provides that a Texas corporation may not engage in specified types of business combinations, including mergers, consolidations and asset sales, with a person, or an affiliate or associate of that person, who is an “affiliated shareholder”, for a period of three years from the date that person became an affiliated shareholder, subject to certain exceptions (described below). An “affiliated shareholder” is generally defined as the holder of 20% or more of the corporation’s voting shares. The law’s prohibitions do not apply if the business combination or the acquisition of shares by the affiliated shareholder was approved by the board of directors of the corporation before the affiliated shareholder became an affiliated shareholder; or the business combination was approved by the affirmative vote of the holders of at least two-thirds of the outstanding voting shares of the corporation not beneficially owned by the affiliated shareholder, at a meeting of shareholders called for that purpose, not less than six months after the affiliated shareholder became an affiliated shareholder.

Because PEDEVCO has more than 100 of record shareholders, PEDEVCO is considered an “issuing public corporation” for purposes of this law. The Texas Business Combination Law does not apply to the following:

● the business combination of an issuing public corporation: where the corporation’s original charter or bylaws contain a provision expressly electing not to be governed by the Texas Business Combination Law; or that adopts an amendment to its charter or bylaws, by the affirmative vote of the holders, other than affiliated shareholders, of at least two-thirds of the outstanding voting shares of the corporation, expressly electing not to be governed by the Texas Business Combination Law and so long as the amendment does not take effect for 18 months following the date of the vote and does not apply to a business combination with an affiliated shareholder who became affiliated on or before the effective date of the amendment;

None.

PEDEVCO	Trust

● a business combination of an issuing public corporation with an affiliated shareholder that became an affiliated shareholder inadvertently, if the affiliated shareholder divests itself, as soon as possible, of enough shares to no longer be an affiliated shareholder and would not at any time within the three-year period preceding the announcement of the business combination have been an affiliated shareholder but for the inadvertent acquisition;

● a business combination with an affiliated shareholder who became an affiliated shareholder through a transfer of shares by will or intestacy and continuously was an affiliated shareholder until the announcement date of the business combination;

● a business combination of a corporation with its wholly owned Texas subsidiary if the subsidiary is not an affiliate or associate of the affiliated shareholder other than by reason of the affiliated shareholder’s beneficial ownership of voting shares of the corporation.

	PEDEVCO	Trust
Transactions Involving Officers or Directors, Trustee and other persons
Section 21.418 of the TBOC provides that a contract or transaction between a corporation and:

● one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or

● an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation is a managerial official; or has a financial interest.

That is otherwise a valid and enforceable contract or transaction is valid and enforceable, and is not void or voidable, notwithstanding any relationship or interest described above if any one of the following conditions is satisfied:

● the material facts as to the relationship or interest and as to the contract or transaction are disclosed to or known by: (1) the corporation's board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (2) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or

● the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

The Trust Agreement provides that to the extent such conduct is not prohibited by applicable law and except as otherwise provided in the Trust Agreement, each of the Trustee and the Delaware Trustee is authorized in exercising its powers under this Agreement to make contracts and have dealings with itself or its affiliates, directly and indirectly, in any other fiduciary or individual capacity.

	PEDEVCO	Trust
Mergers, Consolidations or Certain Dispositions
PEDEVCO’s Certificate of Formation provides that in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by the PEDEVCO Certificate of Formation, the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of PEDEVCO entitled to vote generally in the election of directors, voting together as a single class, shall be required to approve a Fundamental Action pursuant to Section 21.264 of the Texas Business Organizations Code, except to the extent a greater vote is required by the PEDEVCO Certificate of Formation any provision of law.

Under Section 3815(a) of the Delaware Trust Act, a statutory trust may merge or consolidate with or into another business entities formed or organized or existing under the laws of the State of Delaware or any other state or jurisdiction, with either the trust or other business entity surviving. Section 3815(a) of the Delaware Trust Act further provides that unless otherwise provided in the governing instrument of a statutory trust that is not a registered investment company, an agreement of merger or consolidation shall be approved by each such statutory trust which is to merge or consolidate by all of the beneficial owners and all of the trustees.
Pursuant to the Trust Agreement, the Trust may merge or consolidate with or into, or convert into, one or more limited partnerships, general partnerships, corporations, business trusts, limited liability companies, or associations or unincorporated businesses if such transaction is agreed to by the Trustee and approved by the vote of the holders of (i) a majority of the Trust Common Units (excluding Trust Common Units owned by Avalon) and (ii) a majority of the Trust Common Units (including Trust Common Units owned by Avalon), in each case voting in person or by proxy at a meeting of such holders at which a quorum is present and such transaction is permitted under the Delaware Statutory Trust Act and any other applicable law. At any time that Avalon owns less than 10% of the total Trust Common Units outstanding, however, the standard for approval will be the vote of the holders of a majority of the Trust Common Units, including Trust Common Units owned by Avalon, voting in person or by proxy at a meeting of such holders at which a quorum is present.

PEDEVCO	Trust

The Trustee may sell the Royalty Interests under any of the following circumstances:

● the sale is requested by Avalon in accordance with the provisions of the Trust Agreement; or

● the sale is approved by the vote of the holders of (i) a majority of the Trust Common Units (excluding Trust Common Units owned by Avalon) and (ii) a majority of the Trust Common Units (including Trust Common Units owned by Avalon), in each case voting in person or by proxy at a meeting of such holders at which a quorum is present; except that at any time that Avalon owns less than 10% of the total Trust Common Units outstanding, the standard for approval will be the vote of the holders of a majority of the Trust Common Units, including Trust Common Units owned by Avalon, voting in person or by proxy at a meeting of such holders at which a quorum is present.

Upon dissolution of the Trust, the Trustee must sell those Royalty Interests that do not revert automatically to Avalon pursuant to the terms of the Trust Agreement. No Trust unitholder approval is required in this event.

The Trustee will distribute the net proceeds from any sale of the Royalty Interests and other assets to the holders of Trust Common Units after payment or reasonable provision for payment of all liabilities of the Trust, including any amounts owed to its agents (including Avalon acting in such capacity).

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the Majority Stockholders. No security holder has requested PEDEVCO to include any proposal in this Information Statement.

STOCKHOLDERS SHARING AN ADDRESS

PEDEVCO will deliver only one Information Statement to multiple stockholders sharing an address unless it has received contrary instructions from one or more of the stockholders. PEDEVCO undertakes to deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify PEDEVCO that the stockholder wishes to receive a separate copy of the Information Statement by contacting PEDEVCO in writing at 575 N. Dairy Ashford, Energy Center II, Suite 210, Houston, Texas 77079 or calling (713) 221-1768. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth in the preceding sentence.

WHERE YOU CAN FIND MORE INFORMATION

PEDEVCO files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains an Internet website, which is located at http://www.sec.gov that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. You may access this Information Statement at the SEC’s Internet website. PEDEVCO also maintains a website at https://www.pacificenergydevelopment.com/; however, the information contained on the website does not constitute part of this Information Statement. You may also inspect reports, proxy statements and other information about PEDEVCO at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

Stockholders may obtain any of these documents without charge upon written or oral request to the information agent at InvestorCom, 19 Old Kings Highway S. – Suite 210, Darien, CT 06820, Toll Free (877) 972-0090 (Banks and Brokers call collect (203) 972-9300), or info@investor-com.com.

AUDITORS, TRANSFER AGENT AND REGISTRAR

The independent auditors of PEDEVCO are Marcum LLP, Houston, Texas. The transfer agent and registrar for PEDEVCO Common Stock is American Stock Transfer & Trust, LLC.

The independent auditors of the Trust are PricewaterhouseCoopers LLP, Dallas, Texas. The transfer agent and registrar for Trust Common Units is American Stock Transfer & Trust, LLC.

NOTE ON TRUST INFORMATION

All information concerning the Trust, its businesses, operations, financial condition and management presented or incorporated by reference in this Information Statement is taken from publicly available information other than the description of the Trust’s actions taken in response to the various PEDEVCO proposals as set forth in the section of this Information Statement titled “Background of the Offer.” This information may be examined and copies may be obtained at the places and in the manner set forth in the section of this Information Statement titled “Where You Can Find More Information.” PEDEVCO is not affiliated with the Trust, and the Trust has not permitted PEDEVCO to have access to its books and records. Therefore, non-public information concerning the Trust was not available to PEDEVCO for the purpose of preparing this Information Statement. Although PEDEVCO has no knowledge that would indicate that statements relating to the Trust contained or incorporated by reference in this Information Statement are inaccurate or incomplete, PEDEVCO was not involved in the preparation of those statements and cannot verify them. None of PEDEVCO or any of its officers or directors assumes any responsibility for the accuracy or completeness of such information or for any failure by the Trust to disclose events or facts which may have occurred or which may affect the significance or accuracy of any such information but which are unknown to PEDEVCO.

Pursuant to Rule 409 under the Securities Act and Rule 12b-21 under the Exchange Act, PEDEVCO is requesting that the Trust provide PEDEVCO with information required for complete disclosure regarding the businesses, operations, financial condition and management of the Trust. PEDEVCO will amend or supplement this Information Statement to provide any and all information PEDEVCO receives from the Trust, if PEDEVCO receives the information before the expiration time of the offer and PEDEVCO considers it to be material, reliable and appropriate.

An auditor’s report was issued on the Trust’s financial statements and included in the Trust’s filings with the SEC. Similarly, the information included herein regarding the Trust’s estimated quantities of proved developed producing reserves and future revenue, as of December 31, 2019, of the Trust’s royalty interest in certain oil and gas properties is based on the proved reserve report prepared by the Trust’s independent reserve engineers, as set forth in their report included in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2019. Pursuant to Rule 436 under the Securities Act, PEDEVCO requires the consent of the Trust’s independent registered public accounting firm to include their audit report in this Information Statement and requires the consent of the independent reserve engineers to include their report in this Information Statement. PEDEVCO is requesting but has not, as of the date of this Information Statement, received such consent from the Trust’s independent registered public accounting firm and independent reserve engineers. If PEDEVCO does not receive these consents, PEDEVCO plans to request dispensation pursuant to Rule 437 under the Securities Act from this requirement. If PEDEVCO receives the consent of the Trust’s independent registered public accounting firm or consent of the independent reserve engineers, PEDEVCO will promptly file them as an exhibit to PEDEVCO’s registration statement of which this Information Statement forms a part. Because PEDEVCO has not been able to obtain the consent of the Trust’s independent registered public accounting firm or independent reserve engineer, holders of Trust Common Units may not be able to assert a claim against the Trust’s independent registered public accounting firm or independent reserve engineer under Section 11 of the Securities Act for any untrue statements of a material fact contained in the financial statements audited by the Trust’s independent registered public accounting firm, certain of the Trust’s reserve information or any omissions to state a material fact required to be stated within those documents and information.

GLOSSARY OF OIL AND GAS TERMS

The following is a description of the meanings of some of the oil and natural gas industry terms used in this Information Statement.

2-D seismic. The method by which a cross-section of the earth’s subsurface is created through the interpretation of reflecting seismic data collected along a single source profile.

3-D seismic. The method by which a three-dimensional image of the earth’s subsurface is created through the interpretation of reflection seismic data collected over a surface grid. 3-D seismic surveys allow for a more detailed understanding of the subsurface than do 2-D seismic surveys and contribute significantly to field appraisal, exploitation and production.

AFE or Authorization for Expenditures. A document that lays out proposed expenses for a particular project and authorizes an individual or group to spend a certain amount of money for that project.

Bbl. One stock tank barrel, or 42 U.S. gallons liquid volume, used in this Information Statement in reference to crude oil or other liquid hydrocarbons.

Bcf. An abbreviation for billion cubic feet. Unit used to measure large quantities of gas, approximately equal to 1 trillion Btu.

Boe. Barrels of oil equivalent, determined using the ratio of one Bbl of crude oil, condensate or natural gas liquids, to six Mcf of natural gas. Although an equivalent barrel of condensate or natural gas may be equivalent to a barrel of oil on an energy basis, it is not equivalent on a value basis as there may be a large difference in value between an equivalent barrel and a barrel of oil.

Boepd or Boe/d. Barrels of oil equivalent per day.

Bopd. Barrels of oil per day.

Boe. Barrels of oil equivalent, with six thousand cubic feet of natural gas being equivalent to one barrel of oil.

Btu or British thermal unit. The quantity of heat required to raise the temperature of one pound of water by one degree Fahrenheit.

Completion. The operations required to establish production of oil or natural gas from a wellbore, usually involving perforations, stimulation and/or installation of permanent equipment in the well or, in the case of a dry hole, the reporting of abandonment to the appropriate agency.

Condensate. Liquid hydrocarbons associated with the production of a primarily natural gas reserve.

Conventional resources. Natural gas or oil that is produced by a well drilled into a geologic formation in which the reservoir and fluid characteristics permit the natural gas or oil to readily flow to the wellbore.

Cushing/WTI. Means the price of West Texas Intermediate oil at the hub located in Cushing, Oklahoma.

Developed acreage. The number of acres that are allocated or assignable to productive wells.

Developed oil and natural gas reserves. Reserves of any category that can be expected to be recovered (i) through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well and (ii) through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Development well. A well drilled into a proved oil or natural gas reservoir to the depth of a stratigraphic horizon known to be productive.

Estimated ultimate recovery or EUR. Estimated ultimate recovery is the sum of reserves remaining as of a given date and cumulative production as of that date.

Exploratory well. A well drilled to find and produce oil or natural gas reserves not classified as proved, to find a new reservoir in a field previously found to be productive of oil or natural gas in another reservoir or to extend a known reservoir.

Frac or fracking. A short name for hydraulic fracturing, a method for extracting oil and natural gas.

Farmin or farmout. An agreement under which the owner of a working interest in an oil or natural gas lease assigns the working interest or a portion of the working interest to another party who desires to drill on the leased acreage. Generally, the assignee is required to drill one or more wells in order to earn its interest in the acreage. The assignor usually retains a royalty or reversionary interest in the lease. The interest received by an assignee is a “farmin” while the interest transferred by the assignor is a “farmout.”

FERC. Federal Energy Regulatory Commission.

Field. An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition.

Gross acres or gross wells. The total acres or wells in which a working interest is owned.

Henry Hub. A natural gas pipeline located in Erath, Louisiana that serves as the official delivery location for futures contracts on the NYMEX. The settlement prices at the Henry Hub are used as benchmarks for the entire North American natural gas market.

Held by production. An oil and natural gas property under lease in which the lease continues to be in force after the primary term of the lease in accordance with its terms as a result of production from the property.

Horizontal drilling or well. A drilling operation in which a portion of the well is drilled horizontally within a productive or potentially productive formation. This operation typically yields a horizontal well that has the ability to produce higher volumes than a vertical well drilled in the same formation. A horizontal well is designed to replace multiple vertical wells, resulting in lower capital expenditures for draining like acreage and limiting surface disruption.

Hydraulic Fracturing. Means the forcing open of fissures in subterranean rocks by introducing liquid at high pressure, especially to extract oil or gas.

IP30. Means the production of a well for the first full calendar month of production.

Liquids. Liquids, or natural gas liquids, are marketable liquid products including ethane, propane, butane and pentane resulting from the further processing of liquefiable hydrocarbons separated from raw natural gas by a natural gas processing facility.

LOE or Lease operating expenses. The costs of maintaining and operating property and equipment on a producing oil and gas lease.

MBbl or MBbls. One thousand barrels of crude oil or other liquid hydrocarbons.

MMBbl/d. One thousand barrels of crude oil or other liquid hydrocarbons per day.

MBoe. Thousand barrels of oil equivalent.

MBoe/d. Thousand barrels of oil equivalent per day.

Mcf. One thousand cubic feet of natural gas.

Mcfgpd. Thousands of cubic feet of natural gas per day.

MMcf. One million cubic feet of natural gas.

MMBtu. One million British thermal units.

MMBoe. Million barrels of oil equivalent.

Net acres or net wells. The sum of the fractional working interest owned in gross acres or wells.

Net revenue interest. The interest that defines the percentage of revenue that an owner of a well receives from the sale of oil, natural gas and/or natural gas liquids that are produced from the well.

NGL. Natural gas liquids.

NYMEX. New York Mercantile Exchange.

Permeability. A reference to the ability of oil and/or natural gas to flow through a reservoir.

Petrophysical analysis. The interpretation of well log measurements, obtained from a string of electronic tools inserted into the borehole, and from core measurements, in which rock samples are retrieved from the subsurface, then combining these measurements with other relevant geological and geophysical information to describe the reservoir rock properties.

Play. A set of known or postulated oil and/or natural gas accumulations sharing similar geologic, geographic and temporal properties, such as source rock, migration pathways, timing, trapping mechanism and hydrocarbon type.

Plugging and abandonment. Refers to the sealing off of fluids in the strata penetrated by a well so that the fluids from one stratum will not escape into another or to the surface. Texas regulations require plugging of abandoned wells.

Possible reserves. Additional reserves that are less certain to be recognized than probable reserves.

Present value of future net revenues (“PV-10”). The present value of estimated future revenues to be generated from the production of proved reserves, before income taxes, calculated in accordance with SEC guidelines, net of estimated production and future development costs, using prices and costs as of the date of estimation without future escalation and without giving effect to hedging activities, non-property related expenses such as general and administrative expenses, debt service and depreciation, depletion and amortization. PV-10 is calculated using an annual discount rate of 10%.

Probable reserves. Additional reserves that are less certain to be recognized than proved reserves but which, in sum with proved reserves, are as likely as not to be recovered.

Producing well, production well or productive well. A well that is found to be capable of producing hydrocarbons in sufficient quantities such that proceeds from the sale of the well’s production exceed production-related expenses and taxes.

Production costs. Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities that become part of the cost of oil, natural gas and NGL produced.

Properties. Natural gas and oil wells, production and related equipment and facilities and natural gas, oil or other mineral fee, leasehold and related interests.

Prospect. A specific geographic area which, based on supporting geological, geophysical or other data and also preliminary economic analysis using reasonably anticipated prices and costs, is considered to have potential for the discovery of commercial hydrocarbons.

Proved developed reserves. Proved reserves that can be expected to be recovered through existing wells and facilities and by existing operating methods. Reserves that are both proved and developed.

Proved oil, natural gas and NGL reserves. Those quantities of oil, natural gas and NGL that, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations, prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

The area of a reservoir considered proved includes (i) the area identified by drilling and limited by fluid contacts, if any, and (ii) adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or natural gas on the basis of available geoscience and engineering data. In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons as seen in a well penetration unless geoscience, engineering or performance data and reliable technology establish a lower contact with reasonable certainty.

Where direct observation from well penetrations has defined a highest known oil elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering or performance data and reliable technology establish the higher contact with reasonable certainty.

Reserves that can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when (i) successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir, or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based and (ii) the project has been approved for development by all necessary parties and entities, including governmental entities.

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Proved undeveloped reserves or PUDs. Proved reserves that are expected to be recovered from new wells on undrilled acreage or from existing wells where a relatively major expenditure is required for recompletion.

PV-10. See “Present value of future net revenues” above.

Repeatability. The potential ability to drill multiple wells within a prospect or trend.

Reserves. Estimated remaining quantities of oil, natural gas and NGL and related substances anticipated to be economically producible by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil, natural gas and NGL or related substances to market, and all permits and financing required to implement the project.

Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e. absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e. potentially recoverable resources from undiscovered accumulations).

Reservoir. A porous and permeable underground formation containing a natural accumulation of producible oil and/or natural gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

Royalty interest. An interest in an oil and natural gas lease that gives the owner of the interest the right to receive a portion of the production from the leased acreage (or of the proceeds of the sale thereof), but generally does not require the owner to pay any portion of the costs of drilling or operating the wells on the leased acreage. Royalties may be either landowner’s royalties, which are reserved by the owner of the leased acreage at the time the lease is granted, or overriding royalties, which are usually reserved by an owner of the leasehold in connection with a transfer to a subsequent owner.

Standardized measure or standardized measure of discounted future net cash flows. The present value of estimated future cash inflows from proved oil, natural gas and NGL reserves, less future development and production costs and future income tax expenses, discounted at 10% per annum to reflect timing of future cash flows and using the same pricing assumptions as were used to calculate PV-10. Standardized Measure differs from PV-10 because Standardized Measure includes the effect of future income taxes on future net revenues.

Transition Zone. The Transition Zone usually produces both oil and water at different ratios depending on the height above the Free Water Level (FWL). In normal conditions wells that are drilled in the Transition Zone will produce at some water cut.

Trend. A region of oil and/or natural gas production, the geographic limits of which have not been fully defined, having geological characteristics that have been ascertained through supporting geological, geophysical or other data to contain the potential for oil and/or natural gas reserves in a particular formation or series of formations.

Unconventional resource play. A set of known or postulated oil and or natural gas resources or reserves warranting further exploration which are extracted from (a) low-permeability sandstone and shale formations and (b) coalbed methane. These plays require the application of advanced technology to extract the oil and natural gas resources.

Undeveloped acreage. Lease acreage on which wells have not been drilled or completed to a point that would permit the production of commercial quantities of oil and natural gas, regardless of whether such acreage contains proved reserves. Undeveloped acreage is usually considered to be all acreage that is not allocated or assignable to productive wells.

Undeveloped oil, natural gas and NGL reserves. Reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

●
Reserves on undrilled acreage are limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

●
Undrilled locations are classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances justify a longer time.

●
Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir or by other evidence using reliable technology establishing reasonable certainty.

Unproved and unevaluated properties. Refers to properties where no drilling or other actions have been undertaken that permit such property to be classified as proved.

USACE. United States Army Corps of Engineers.

Vertical well. A hole drilled vertically into the earth from which oil, natural gas or water flows is pumped.

Volumetric reserve analysis. A technique used to estimate the amount of recoverable oil and natural gas. It involves calculating the volume of reservoir rock and adjusting that volume for the rock porosity, hydrocarbon saturation, formation volume factor and recovery factor.

Wellbore. The hole made by a well.

WTI or West Texas Intermediate. A grade of crude oil used as a benchmark in oil pricing. This grade is described as light because of its relatively low density, and sweet because of its low sulfur content.

Working interest. The operating interest that gives the owner the right to drill, produce and conduct operating activities on the property and receive a share of production.

PEDEVCO Corp. Supplemental Information on Oil and Gas Producing Activities (Unaudited)	F-24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

PEDEVCO Corp.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of PEDEVCO Corp. (the “Company”) as of December 31, 2019 and 2018, the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended December 31, 2019 and 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years ended December 31, 2019 and 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Marcum llp

Marcum llp

We have served as the Company's auditor since 2008.

Houston, Texas
March 30, 2020

PEDEVCO CORP.
CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share and per share data)

	December 31,
	2019	2018
Assets
Current assets:
Cash	$22,415	$3,463
Restricted cash – current	—	2,316
Accounts receivable – oil and gas	4,602	842
Prepaid expenses and other current assets	73	204
Total current assets	27,090	6,825

Oil and gas properties:
Oil and gas properties, subject to amortization, net	76,952	51,946
Oil and gas properties, not subject to amortization, net	14,896	8,516
Total oil and gas properties, net	91,848	60,462

Operating lease – right-of-use asset	360	—
Other assets	3,598	238
Total assets	$122,896	$67,525

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$12,099	$4,509
Accrued expenses	1,972	3,391
Revenue payable	827	831
Operating lease liabilities – current	97	—
Asset retirement obligations – current	225	119
Total current liabilities	15,220	8,850

Long-term liabilities:
Accrued expenses	—	14
Accrued expenses – related party	—	943
Notes payable – Subordinated	—	400
Notes payable – Subordinated – related party	—	30,200
Notes payable – related party, net of debt discount of $-0- and $161, respectively	—	7,694
Operating lease liabilities, net of current portion	300	—
Asset retirement obligations, net of current portion	1,874	2,452
Total liabilities	17,394	50,553

Commitments and contingencies

Shareholders’ equity
Common stock, $0.001 par value, 200,000,000 shares authorized; 71,061,328 and15,808,445 shares issued and outstanding, respectively	71	16
Additional paid-in capital	201,027	101,450
Accumulated deficit	(95,596)	(84,494)
Total shareholders’ equity	105,502	16,972
Total liabilities and shareholders’ equity	$122,896	$67,525

See accompanying notes to consolidated financial statements.

PEDEVCO CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except share and per share data)

	December 31,
Revenue:	2019	2018
Oil and gas sales	$12,972	$4,523

Operating expenses:
Lease operating costs	6,817	2,821
Exploration expense	110	47
Selling, general and administrative expense	5,785	4,140
Depreciation, depletion, amortization and accretion	11,031	6,519
Loss on settlement of asset retirement obligations	496	—
Total operating expenses	24,239	13,527

Gain on sale of oil and gas properties	1,040	—
Operating income (loss)	(10,227)	(9,004)

Other income (expense):
Interest expense	(824)	(7,699)
Interest income	55	1
Other expense	(106)	—
Gain on debt restructuring	—	70,309
Total other income (expense)	(875)	62,611

Net income (loss)	$(11,102)	$53,607

Earnings (loss) per common share:
Basic	$(0.22)	$4.80
Diluted	$(0.22)	$4.74

Weighted average number of common shares outstanding:
Basic	51,214,986	11,168,490
Diluted	51,214,986	11,313,246

See accompanying notes to consolidated financial statements.

PEDEVCO CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)

	December 31,
	2019	2018
Cash Flows From Operating Activities:
Net income (loss)	$(11,102)	$52,797
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation, depletion and amortization	11,031	7,329
Share-based compensation expense	1,557	862
Interest expense deferred and capitalized in debt restructuring	—	3,958
Gain on debt restructuring	—	(70,309)
Gain on sale of oil and gas properties	(1,040)	—
Amortization of debt discount	161	1,415
Amortization of right-of-use asset	37	—
Changes in operating assets and liabilities:
Accounts receivable – oil and gas	(3,760)	(541)
Prepaid expenses and other current assets	131	(28)
Accounts payable	5,414	408
Accrued expenses	(1,413)	1,231
Accrued expenses – related parties	657	1,110
Revenue payable	(4)	274
Net cash provided by (used in) operating activities	1,669	(1,494)

Cash Flows From Investing Activities:
Cash paid for the acquisition of oil and gas properties, net of restricted cash received of $0 and $2,316, respectively	(1,120)	(19,693)
Cash paid for drilling and completion costs	(39,700)	(43)
Cash paid for other property and equipment	(81)	(3,270)
Cash paid for oil and gas security bonds	—	(112)
Proceeds from the sale of oil and gas property	1,175	—
Cash paid for security deposit	(10)	—
Net cash used in investing activities	(39,736)	(23,118)

Cash Flows From Financing Activities:
Proceeds from notes payable	—	400
Proceeds from notes payable – related parties	15,000	37,900
Proceeds from the issuance of common stock	43,000	—
Repayment of notes payable	—	(7,795)
Cash paid for warrant repurchase	—	(1,095)
Proceeds from warrant exercise for common stock	—	64
Net cash provided by financing activities	58,000	29,474
Net increase in cash and restricted cash	19,933	4,862
Cash and restricted cash at beginning of year	5,779	917
Cash and restricted cash at end of year	$25,712	$5,779

Supplemental Disclosure of Cash Flow Information
Cash paid for:
Interest	$—	$—
Income taxes	$—	$—

Noncash investing and financing activities:
Change in accrued oil and gas development costs	$2,056	$7,000
Acquisition of asset retirement obligations	$54	$2,061
Change in estimates of asset retirement costs	$695	$133
Common stock issued for debt conversion	$55,075	$—
Common stock issued as debt inducement	$—	$185
Common stock issued for debt interest	$—	$167
Issuance of restricted common stock	$1	$1
Conversion of Series A preferred stock	$—	$7

See accompanying notes to consolidated financial statements.

PEDEVCO CORP.
CONSOLIDATED STATEMENT CHANGES IN SHAREHOLDERS' EQUITY
For the Years Ended December 31, 2019 and 2018
(amounts in thousands, except share amounts)

	Series A Convertible Preferred Stock		Common Stock
	Shares	Amount	Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Totals
Balances at December 31, 2017	66,625	$—	7,278,754	$7	$100,954	$(138,101)	$(37,140)
Conversion of Series A Preferred Stock to common stock	(66,625)	—	6,662,500	7	(7)	—	—
Conversion of accrued interest on notes payable – related party to common stock	—	—	75,118	—	167	—	167
Conversion of stock options	—	—	95,865	—	—	—	—
Issuance of warrants fordebt repayment	—	—	—	—	322	—	322
Issuance of restrictedcommon stock	—	—	904,000	1	(1)	—	—
Issuance of common stock forexercise of warrants	—	—	192,208	—	64	—	64
Issuance of common stock fordebt inducement	—	—	600,000	1	184	—	185
Warrants repurchased	—	—	—	—	(1,095)	—	(1,095)
Share-based compensation	—	—	—	—	862	—	862
Net income	—	—	—	—	—	53,607	53,607
Balances at December 31, 2018	—	—	15,808,445	16	101,450	(84,494)	16,972
Issuance of common stock fordebt conversion	—	—	29,480,383	29	55,046	—	55,075
Issuance of restrictedcommon stock	—	—	430,000	1	(1)	—	—
Issuance of common stock tonon-affiliates	—	—	10,150,000	10	14,990	—	15,000
Issuance of common stockto affiliate	—	—	15,122,662	15	27,985	—	28,000
Warrants exercised	—	—	60,056	—	—	—	—
Cashless exercise of stock options	—	—	9,782	—	—	—	—
Share-based compensation	—	—	—	—	1,557	—	1,557
Net loss	—	—	—	—	—	(11,102)	(11,102)
Balances at December 31, 2019	—	$—	71,061,328	$71	$201,027	$(95,596)	$105,502

See accompanying notes to consolidated financial statements.

PEDEVCO CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION

The accompanying consolidated financial statements of PEDEVCO Corp. (“PEDEVCO” or the “Company”), have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the Securities and Exchange Commission (“SEC”).

The Company’s consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries and subsidiaries in which the Company has a controlling financial interest. All significant inter-company accounts and transactions have been eliminated in consolidation.

NOTE 2 – DESCRIPTION OF BUSINESS

PEDEVCO is an oil and gas company focused on the development, acquisition and production of oil and natural gas assets where the latest in modern drilling and completion techniques and technologies have yet to be applied. In particular, the Company focuses on legacy proven properties where there is a long production history, well defined geology and existing infrastructure that can be leveraged when applying modern field management technologies. The Company’s current properties are located in the San Andres formation of the Permian Basin situated in West Texas and eastern New Mexico (the “Permian Basin”) and in the Denver-Julesberg Basin (“D-J Basin”) in Colorado.  The Company holds its Permian Basin acres located in Chaves and Roosevelt Counties, New Mexico, through its wholly-owned operating subsidiary, Pacific Energy Development Corp. (“PEDCO”), which asset the Company refers to as its “Permian Basin Asset,” and it holds its D-J Basin acres located in Weld and Morgan Counties, Colorado, through its wholly-owned operating subsidiary, Red Hawk Petroleum, LLC (“Red Hawk”), which asset the Company refers to as its “D-J Basin Asset.”

The Company believes that horizontal development and exploitation of conventional assets in the Permian Basin and development of the Wattenberg and Wattenberg Extension in the D-J Basin represent among the most economic oil and natural gas plays in the United States (“U.S.”).  Moving forward, the Company plans to optimize its existing assets and opportunistically seek additional acreage proximate to its currently held core acreage, as well as other attractive onshore U.S. oil and gas assets that fit the Company’s acquisition criteria, that Company management believes can be developed using its technical and operating expertise and be accretive to shareholder value.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation.  The consolidated financial statements herein have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and include the accounts of the Company and those of its wholly and partially-owned subsidiaries as follows: (i) Blast AFJ, Inc., a Delaware corporation; (ii) PEDCO, a Nevada corporation; (iii) Red Hawk, a Nevada limited liability company; (iv) Ridgeway Arizona Oil Corp., an Arizona corporation (“RAOC”), acquired by PEDCO effective September 1, 2018 in connection with the Company’s acquisition of the Permian Basin Asset; (v) EOR Operating Company, a Texas corporation (“EOR”) acquired by PEDCO effective September 1, 2018 in connection with the Company’s acquisition of the Permian Basin Asset; and (vi) Condor Energy Technology LLC, a Nevada limited liability company (“Condor”), acquired by Red Hawk on August 1, 2018 in connection with the Company’s acquisition of part of its D-J Basin Asset, which was dissolved on October 30, 2019. All significant intercompany accounts and transactions have been eliminated.

Use of Estimates in Financial Statement Preparation. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as certain financial statement disclosures. While management believes that the estimates and assumptions used in the preparation of the financial statements are appropriate, actual results could differ from these estimates. Significant estimates generally include those with respect to the amount of recoverable oil and gas reserves, the fair value of financial instruments, oil and gas depletion, asset retirement obligations, and stock-based compensation.

 Cash and Cash Equivalents. The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. As of December 31, 2019, and December 31, 2018, cash equivalents consisted of money market funds and cash on deposit.

In November 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) amending the presentation of restricted cash within the consolidated statements of cash flows. The new guidance requires that restricted cash be added to cash and cash equivalents on the consolidated statements of cash flows. The Company adopted this ASU on January 1, 2018 on a retrospective basis with no impact to the consolidated statements of cash flows for the year ended December 31, 2019 and 2018, respectively.

Concentrations of Credit Risk. Financial instruments which potentially subject the Company to concentrations of credit risk include cash deposits placed with financial institutions. The Company periodically assesses the financial condition of its financial institutions and considers any possible credit risk to be minimal.

Sales to one customer comprised 54% of the Company’s total oil and gas revenues for the year ended December 31, 2019. The Company believes that, in the event that its primary customers are unable or unwilling to continue to purchase the Company’s production, there are a substantial number of alternative buyers for its production at comparable prices.

Accounts Receivable. Accounts receivable typically consist of oil and gas receivables. The Company has classified these as short-term assets in the balance sheet because the Company expects repayment or recovery within the next 12 months. The Company evaluates these accounts receivable for collectability considering the results of operations of these related entities and, when necessary, records allowances for expected unrecoverable amounts. To date, no allowances have been recorded. Included in accounts receivable – oil and gas are $106,000 related to receivables from joint interest owners.

Bad Debt Expense. The Company’s ability to collect outstanding receivables is critical to its operating performance and cash flows. Accounts receivable are stated at an amount management expects to collect from outstanding balances. The Company extends credit in the normal course of business. The Company regularly reviews outstanding receivables and when the Company determines that a party may not be able to make required payments, a charge to bad debt expense in the period of determination is made. Though the Company’s bad debts have not historically been significant, the Company could experience increased bad debt expense should a financial downturn occur.

Equipment. Equipment is stated at cost less accumulated depreciation and amortization. Maintenance and repairs are charged to expense as incurred. Renewals and betterments which extend the life or improve existing equipment are capitalized. Upon disposition or retirement of equipment, the cost and related accumulated depreciation are removed and any resulting gain or loss is reflected in operations. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which are 3 to 10 years.

Oil and Gas Properties, Successful Efforts Method. The successful efforts method of accounting is used for oil and gas exploration and production activities. Under this method, all costs for development wells, support equipment and facilities, and proved mineral interests in oil and gas properties are capitalized. Geological and geophysical costs are expensed when incurred. Costs of exploratory wells are capitalized as exploration and evaluation assets pending determination of whether the wells find proved oil and gas reserves. Proved oil and gas reserves are the estimated quantities of crude oil and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, (i.e., prices and costs as of the date the estimate is made). Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.

Exploratory wells in areas not requiring major capital expenditures are evaluated for economic viability within one year of completion of drilling. The related well costs are expensed as dry holes if it is determined that such economic viability is not attained. Otherwise, the related well costs are reclassified to oil and gas properties and subject to impairment review. For exploratory wells that are found to have economically viable reserves in areas where major capital expenditure will be required before production can commence, the related well costs remain capitalized only if additional drilling is under way or firmly planned. Otherwise the related well costs are expensed as dry holes.

Exploration and evaluation expenditures incurred subsequent to the acquisition of an exploration asset in a business combination are accounted for in accordance with the policy outlined above.

Depreciation, depletion and amortization of capitalized oil and gas properties is calculated on a field by field basis using the unit of production method. Lease acquisition costs are amortized over the total estimated proved developed and undeveloped reserves and all other capitalized costs are amortized over proved developed reserves. Costs specific to developmental wells for which drilling is in progress or uncompleted are capitalized as wells in progress and not subject to amortization until completion and production commences, at which time amortization on the basis of production will begin.

 Impairment of Long-Lived Assets. The Company reviews the carrying value of its long-lived assets annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of the asset by estimating the future net undiscounted cash flows expected to result from the asset, including eventual disposition. If the future net undiscounted cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and estimated fair value.

Asset Retirement Obligations. If a reasonable estimate of the fair value of an obligation to perform site reclamation, dismantle facilities or plug and abandon wells can be made, the Company will record a liability (an asset retirement obligation or “ARO”) on its consolidated balance sheet and capitalize the present value of the asset retirement cost in oil and gas properties in the period in which the retirement obligation is incurred. In general, the amount of an ARO and the costs capitalized will be equal to the estimated future cost to satisfy the abandonment obligation assuming the normal operation of the asset, using current prices that are escalated by an assumed inflation factor up to the estimated settlement date, which is then discounted back to the date that the abandonment obligation was incurred using an assumed cost of funds for the Company. After recording these amounts, the ARO will be accreted to its future estimated value using the same assumed cost of funds and the capitalized costs are depreciated on a unit-of-production basis over the estimated proved developed reserves. Both the accretion and the depreciation will be included in depreciation, depletion and amortization expense on our consolidated statements of operations.

Revenue Recognition. ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)”, supersedes the revenue recognition requirements and industry-specific guidance under Revenue Recognition (Topic 605). Topic 606 requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. The Company adopted Topic 606 on January 1, 2018, using the modified retrospective method applied to contracts that were not completed as of January 1, 2018. Under the modified retrospective method, prior period financial positions and results will not be adjusted. The cumulative effect adjustment recognized in the opening balances included no significant changes as a result of this adoption. Topic 606 requires certain changes to the presentation of revenues and related expenses beginning January 1, 2018. Refer to “Note 5 – Revenue from Contracts with Customers” for additional information.

The Company’s revenue is comprised entirely of revenue from exploration and production activities. The Company’s oil is sold primarily to marketers, gatherers, and refiners. Natural gas is sold primarily to interstate and intrastate natural-gas pipelines, direct end-users, industrial users, local distribution companies, and natural-gas marketers. NGLs are sold primarily to direct end-users, refiners, and marketers. Payment is generally received from the customer in the month following delivery.

Contracts with customers have varying terms, including month-to-month contracts, and contracts with a finite term. The Company recognizes sales revenues for oil, natural gas, and NGLs based on the amount of each product sold to a customer when control transfers to the customer. Generally, control transfers at the time of delivery to the customer at a pipeline interconnect, the tailgate of a processing facility, or as a tanker lifting is completed. Revenue is measured based on the contract price, which may be index-based or fixed, and may include adjustments for market differentials and downstream costs incurred by the customer, including gathering, transportation, and fuel costs.

Revenues are recognized for the sale of the Company’s net share of production volumes. Sales on behalf of other working interest owners and royalty interest owners are not recognized as revenues.

Income Taxes. The Company utilizes the asset and liability method in accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for operating loss and tax credit carry-forwards and for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets unless it is more likely than not that the value of such assets will be realized.

Uncertain Tax Positions. The Company evaluates uncertain tax positions to recognize a tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. Those tax positions failing to qualify for initial recognition are recognized in the first interim period in which they meet the more likely than not standard, or are resolved through negotiation or litigation with the taxing authority, or upon expiration of the statute of limitations. De-recognition of a tax position that was previously recognized occurs when an entity subsequently determines that a tax position no longer meets the more likely than not threshold of being sustained.

The Company is subject to ongoing tax exposures, examinations and assessments in various jurisdictions. Accordingly, the Company may incur additional tax expense based upon the outcomes of such matters. In addition, when applicable, the Company will adjust tax expense to reflect the Company’s ongoing assessments of such matters, which require judgment and can materially increase or decrease its effective rate as well as impact operating results.

Stock-Based Compensation. The Company utilizes the Black-Scholes option pricing model to estimate the fair value of employee stock option awards at the date of grant, which requires the input of highly subjective assumptions, including expected volatility and expected life. Changes in these inputs and assumptions can materially affect the measure of estimated fair value of our share-based compensation. These assumptions are subjective and generally require significant analysis and judgment to develop. When estimating fair value, some of the assumptions will be based on, or determined from, external data and other assumptions may be derived from our historical experience with stock-based payment arrangements. The appropriate weight to place on historical experience is a matter of judgment, based on relevant facts and circumstances.

The Company estimates volatility by considering the historical stock volatility. The Company has opted to use the simplified method for estimating expected term, which is generally equal to the midpoint between the vesting period and the contractual term.

Earnings (Loss) per Common Share. Basic earnings (loss) per share (“EPS”) is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS give effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used to determine the number of shares assumed to be purchased from the exercise of stock options and/or warrants. Diluted EPS excluded all dilutive potential shares if their effect is anti-dilutive. For the year ended December 31, 2019, potentially dilutive securities related to options and warrants were not included in the calculation of diluted net loss per share because to do so would be anti-dilutive.

Recently Issued Accounting Pronouncements.

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016-02, “Leases (Topic 842)”. The new lease guidance supersedes Topic 840. The core principle of the guidance is that entities should recognize the assets and liabilities that arise from leases. Topic 840 does not apply to leases to explore for or use minerals, oil, natural gas and similar nonregenerative resources, including the intangible right to explore for those natural resources and rights to use the land in which those natural resources are contained. In July 2018, the FASB issued ASU No. 2018-11, “Leases (Topic 842): Targeted Improvements”, which provides entities with an alternative modified transition method to elect not to recast the comparative periods presented when adopting Topic 842. The Company adopted Topic 842 as of January 1, 2019, using the alternative modified transition method, for which, comparative periods, including the disclosures related to those periods, are not restated.

In addition, the Company elected practical expedients provided by the new standard whereby, the Company has elected to not reassess its prior conclusions about lease identification, lease classification, and initial direct costs and to retain off-balance sheet treatment of short-term leases (i.e., 12 months or less and does not contain a purchase option that the Company is reasonably certain to exercise). Refer to “Note 10 - Commitments and Contingencies” for additional information.

In June 2018, the FASB issued ASU 2018-07, “Compensation—Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting”. The amendments in this update maintain or improve the usefulness of the information provided to the users of financial statements while reducing cost and complexity in financial reporting. The areas for simplification in this update involve several aspects of the accounting for nonemployee share-based payment transactions resulting from expanding the scope of Topic 718, to include share-based payment transactions for acquiring goods and services from nonemployees. Some of the areas for simplification apply only to nonpublic entities. The amendments in this update are effective for all entities for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Company adopted the standard as of January 1, 2019. There was no impact of the standard on its consolidated financial statements.

The Company does not expect the adoption of any other recently issued accounting pronouncements to have a significant impact on its financial position, results of operations, or cash flows.

Subsequent Events. The Company has evaluated all transactions through the date the consolidated financial statements were issued for subsequent event disclosure consideration.

NOTE 4 – CASH

The following table provides a reconciliation of cash and restricted cash reported within the balance sheets on December 31, 2019 and 2018, which sum to the total of such amounts shown in the accompanying audited consolidated statements of cash flows (in thousands):

	2019	2018
Cash	$22,415	$3,463
Restricted cash	—	2,316
Restricted cash included in other assets	3,297	—
Total cash and restricted cash as shown in the consolidated statements of cash flows	$25,712	$5,779

NOTE 5 – REVENUE FROM CONTRACTS WITH CUSTOMERS

Disaggregation of Revenue from Contracts with Customers. The following table disaggregates revenue by significant product type for the years ended December 31, 2019 and 2018 (in thousands):

	2019	2018
Oil sales	$12,518	$4,153
Natural gas sales	372	230
Natural gas liquids sales	82	140
Total revenue from customers	$12,972	$4,523

There were no significant contract liabilities or transaction price allocations to any remaining performance obligations as of December 31, 2019 or 2018, respectively.

NOTE 6 – OIL AND GAS PROPERTIES

The following tables summarize the Company’s oil and gas activities by classification for the years ended December 31, 2019 and 2018, respectively (in thousands):

	Balance at December 31,				Balance at December 31,
	2018	Additions	Disposals	Transfers	2019
Oil and gas properties, subject to amortization	$70,803	$29,900	$(135)	$6,596	$107,164
Oil and gas properties, not subject to amortization	8,516	12,976	—	(6,596)	14,896
Asset retirement costs	2,188	(641)	—	—	1,547
Accumulated depreciation and depletion	(21,045)	(10,714)	—	—	(31,759)
Total oil and gas assets	$60,462	$31,521	$(135)	$—	$91,848

	Balance at December 31,				Balance at December 31,
	2017	Additions	Disposals	Transfers	2018
Oil and gas properties, subject to amortization	$49,356	$21,447	$—	$—	$70,803
Oil and gas properties, not subject to amortization	—	8,516	—	—	8,516
Asset retirement costs	260	1,928	—	—	2,188
Accumulated depreciation and depletion	(14,694)	(6,351)	—	—	(21,045)
Total oil and gas assets	$34,922	$25,540	$—	$—	$60,462

For the year ended December 31, 2019, the Company incurred $26,362,000 in drilling and completion costs relating to the drilling of nine wells and corresponding facility costs in its Permian Basin Asset, in addition to amounts incurred for the participation (non-operated working interest) in the drilling of 11 total wells in the DJ Basin ($2,500,000 noted below), and the acquisition of oil and gas assets from Manzano LLC and Manzano Energy Partners II, LLC (“Manzano”) ($764,000 noted below) and from a private operator ($350,000 noted below). Also, the Company transferred $6,596,000 in capital costs from four wells which were not completed at the beginning of the period from unproved properties to proved properties when production began in March and April of 2019. At December 31, 2019, drilling and completion costs of $12,976,000 had been incurred for four of the nine wells in its Permian Asset; however, as production had not yet commenced, this amount was included in the amount not subject to amortization at December 31, 2019.

The depletion recorded for production on proved properties for the year ended December 31, 2019 and 2018, amounted to $10,714,000 and $6,351,000, respectively.

On February 1, 2019, for consideration of $743,000, plus $21,000 in acquisition costs, the Company completed an asset purchase from Manzano, whereby the Company purchased approximately 18,000 net leasehold acres, ownership and operated production from one horizontal well currently producing from the San Andres play in the Permian Basin, ownership of three additional shut-in wells, and ownership of one saltwater disposal well. The Company subsequently drilled one Manzano well in Phase Two of its 2019 development plan, which has yet to be completed.

On March 7, 2019, Red Hawk sold rights to 85.5 net acres of oil and gas leases located in Weld County, Colorado, to a third party, for aggregate proceeds of $1.2 million and recognized a gain on sale of oil and gas properties of $920,000 on the Statement of Operations. The sale agreement included a provision whereby the purchaser was required to assign Red Hawk 85 net acres of leaseholds in an area located where the Company already owns other leases in Weld County, Colorado, within nine months from the date of the sale, or to repay the Company up to $200,000 (proportionally adjusted for the amount of leasehold delivered). In December 2019, the purchaser assigned Red Hawk 121 net acres of leaseholds with a value of $121,000, which the Company recognized as an additional gain on the Statement of Operations.

On June 10, 2019, for consideration of $350,000, the Company completed an asset purchase from a private operator, whereby the Company purchased approximately 2,076 net leasehold acres, ownership and operated production from 22 vertical wells currently producing from the San Andres play in the Permian Basin and ownership of three injection wells.

The Company participated in the drilling and completion of 11 horizontal wells in the DJ-Basin by third-party outside operators and incurred $2.5 million in net participation costs.

For the year ended December 31, 2018, the Company incurred $9,975,000 in drilling and completion costs, in addition to amounts incurred for the participation (non-operated working interest) in the drilling of two wells in the DJ Basin ($295,000), the acquisition of Condor ($693,000 as detailed below) and the acquisition of the New Mexico assets ($19,000,000 as detailed below). At December 31, 2018, drilling and completion costs of $8,516,000 had been incurred for wells that had not been completed. Therefore, this amount was included in the amount not subject to amortization at December 31, 2018.

Acquisition of New Mexico Properties

On August 1, 2018, the Company entered into a Purchase and Sale Agreement with Milnesand Minerals Inc., Chaveroo Minerals Inc., Ridgeway Arizona Oil Corp. (“RAOC”), and EOR Operating Company (“EOR”) (collectively the “Seller”)(the “Purchase Agreement”). The transaction closed on August 31, 2018, and the effective date of the acquisition was September 1, 2018. Pursuant to the Purchase Agreement, the Company acquired certain oil and gas assets described in greater detail below (the “New Mexico Assets”) from the Seller in consideration for $18,500,000 (of which $500,000 was held back to provide for potential indemnification of the Company under the Purchase Agreement and Stock Purchase Agreement (described below), with one-half ($250,000) to be released to Seller 90 days after closing and the balance ($250,000) to be released 180 days after closing (provided that if a court of competent jurisdiction determines that any part of the amount withheld by the Company subsequent to 180 days after closing was in fact due to the Seller, the Company is required to pay the Seller 200%, instead of 100%, of the amount so retained).

The New Mexico Assets represent approximately 23,000 net leasehold acres, current operated production, and all the Seller’s leases and related rights, oil and gas and other wells, equipment, easements, contract rights, and production (effective as of the effective date) as described in the Purchase Agreement. The New Mexico Assets are located in the San Andres play in the Permian Basin situated in West Texas and Eastern New Mexico, with all acreage and production 100% operated, and substantially all acreage held by production (“HBP”).

Also on August 31, 2018, the Company closed the transactions under the August 1, 2018 Stock Purchase Agreement with Hunter Oil Production Corp. (“Hunter Oil”), and acquired all the stock of RAOC and EOR (the “Acquired Companies”) for net cash paid of $500,000 (an aggregate purchase price of $2,816,000, less $2,316,000 in restricted cash which the Acquired Companies are required to maintain as of the closing date). The Stock Purchase Agreement contains customary representations and warranties of the parties, post-closing adjustments, and indemnification requirements requiring Hunter Oil to indemnify us for certain items.

On December 17, 2018, the Company and Seller agreed that the Company would pay to Seller $25,000 for all post-closing adjustments and post-closing support under the Purchase Agreement and accelerate the payment by the Company to Seller of the final $250,000 to be released 180 days after closing, which payments were made by the Company to Seller on December 17, 2018.

The following table summarizes the allocation of the purchase price to the net assets acquired (in thousands):

Purchase price at September 1, 2018
Cash paid	$20,816
Contingent consideration	500
Total consideration paid	$21,316

Fair value of net assets acquired at September 1, 2018
Restricted cash for bonds	$2,316
Oil and gas properties	21,012
Total assets	23,328

Asset retirement obligations	2,012
Total liabilities	2,012
Net assets acquired	$21,316

The following table presents the Company’s supplemental unaudited consolidated pro forma total revenues, lease operating costs, net income (loss) and net income (loss) per common share for the year ended December 31, 2018 as if the acquisition of the New Mexico assets had occurred on January 1, 2018 (in thousands except for share and per share amounts):

	PEDEVCO	New Mexico Asset Acquisition(1)	Proforma Combined
Revenue	$4,523	$1,222	$5,745
Lease operating costs	$(2,821)	$(931)	$(3,752)
Net income (loss)	53,607	$(1,481)	$52,126
Net income (loss) per common share (diluted)	$4.74	$(0.15)	$4.59
___________

(1) Amount are based on Company estimates.

Acquisition of Condor Properties from MIE Jurassic Energy Corporation

On August 1, 2018, the Company entered into a Membership Interest Purchase Agreement (the “Membership Purchase Agreement”) with MIE Jurassic Energy Corporation (“MIEJ”) to acquire 100% of the outstanding membership interests of Condor from MIEJ in exchange for cash paid of $537,000. Condor owns approximately 2,340 net leasehold acres, 100% held by production (HBP), located in Weld and Morgan Counties, Colorado, with four operated, producing wells.

The following table summarizes the allocation of the purchase price to the net assets acquired (in thousands):

Purchase price at August 1, 2018
Cash paid	$537

Fair value of net assets acquired at August 1, 2018
Cash	$2
Accounts receivable – oil and gas	59
Other current assets	39
Oil and gas properties	742
Bonds	105
Total assets	947

Current liabilities	361
Asset retirement obligations	49
Total liabilities	410
Final Purchase price	$537

NOTE 7 – OTHER CURRENT ASSETS

On September 11, 2013, the Company entered into a Shares Subscription Agreement (“SSA”) to acquire an approximate 51% ownership in Asia Sixth Energy Resources Limited (“Asia Sixth”), which held an approximate 60% ownership interest in Aral Petroleum Capital Limited Partnership (“Aral”), a Kazakhstan entity. In August 2014 the SSA was restructured (the “Aral Restructuring”), in connection with which the Company received a promissory note in the principal amount of $10.0 million from Asia Sixth (the “A6 Promissory Note”), which was to be converted into a 10.0% interest in Caspian Energy, Inc. (“Caspian Energy”), an Ontario, Canada company listed at that time on the NEX Board of the TSX Venture Exchange, upon the consummation of the Aral Restructuring. The Aral Restructuring was consummated on May 20, 2015, upon which date the A6 Promissory Note was converted into 23,182,880 shares of common stock of Caspian Energy.

In February 2015, the Company expanded its D-J Basin position through the acquisition of acreage from Golden Globe Energy (US), LLC (“GGE”)(the “GGE Acquisition” and the “GGE Acquired Assets”). In connection with the GGE Acquisition, on February 23, 2015, the Company provided GGE an option to acquire its interest in Caspian Energy for $100,000 payable upon exercise of the option (with an expiration date of May 12, 2019) recorded in prepaid expenses and other current assets. As a result, the carrying value of the 23,182,880 shares of common stock of Caspian Energy which were issued upon conversion of the A6 Promissory Note at December 31, 2015 was $100,000. The shares of Caspian Energy underlying the option were classified as part of other current assets. The option expired without being exercised on May 12, 2019. The Company fully reserved the $100,000 and recognized no value related to the shares of Caspian Energy on the Company’s balance sheet as of December 31, 2019, as the Company determined the value of the shares to be $0 as a result of such shares being delisted from the NEX Board of the TSX Venture Exchange.

NOTE 8 – NOTES PAYABLE

The Company’s notes payable consisted of the following for the years ended December 31, 2019 and 2018, respectively (in thousands):

	2019	2018
Notes Payable – Subordinated	$—	$400
Notes Payable – Subordinated Related Party	—	30,200
Notes Payable – Related Party	—	7,855
	—	38,455
Unamortized Debt Discount	—	(161)
Total Notes Payable	$—	$38,294

Convertible Note Issuances

On June 26, 2018, the Company borrowed $7.7 million from SK Energy under a Promissory Note dated June 25, 2018, in the amount of $7.7 million (the “June 2018 SK Energy Note”) and shown on the December 31, 2018 Balance Sheet as Note Payable – Related Party, net of debt discount from the issuance of 600,000 shares of common stock (as described below) with a fair value of $185,000 based on the market price at the issuance date. The June 2018 SK Energy Note accrues interest monthly at 8% per annum, payable quarterly, in either cash or shares of common stock (at the option of the Company), or, with the consent of SK Energy, such interest may be accrued and capitalized.

As additional consideration for SK Energy agreeing to the terms of the June 2018 SK Energy Note, the Company agreed to issue SK Energy 600,000 shares of common stock (the “Loan Shares”), with a fair value of $185,000 based on the market price on the date of issuance that was accounted for as a debt discount and is being amortized over the term of the note.

Based on a conversion price equal to $2.18 per share, pursuant to the conversion terms of the June 2018 SK Energy Note, the amount of interest under the June 2018 SK Energy Note as of December 31, 2018 equaled $155,000 and was included in the outstanding principal balance of $7,855,000, for interest not paid or issued in common stock when due, the amount is recapitalized into the face value of the note, per the terms of the June 2018 SK Energy Note. The total amount of the remaining debt discount reflected on the accompanying balance sheet as of December 31, 2018 was $161,000, which was amortized in full as of December 31, 2019, due to the note conversions, which included $107,000 of additional interest that was included in the principal balance, noted below under “Convertible Notes Amendment and Conversion” and “SK Energy Note Amendment; Note Purchases and Conversion”.

On August 1, 2018, the Company received total proceeds of $23,600,000 from the sale of multiple Convertible Promissory Notes (the “Convertible Notes”). A total of $22,000,000 in Convertible Notes were purchased by SK Energy (the “August 2018 SK Energy Note”); $200,000 in Convertible Notes were purchased by an executive officer of SK Energy; $500,000 in Convertible Notes were purchased by a trust affiliated with John J. Scelfo, a director of the Company; $500,000 in Convertible Notes were purchased by an entity affiliated with Ivar Siem, our director, and J. Douglas Schick, President of the Company; $200,000 in Convertible Notes was purchased by H. Douglas Evans (who became a Director and related party on September 27, 2018); and $200,000 in Convertible Notes were purchased by an unaffiliated party (the “Unaffiliated Holder”). The $23,600,000 is accounted for on the balance sheet as $23,200,000 of subordinated notes payable – related party and $400,000 as subordinated notes, as these notes are subordinated to the original June 2018 SK Energy Note.

The Convertible Notes accrue interest monthly at 8.5% per annum, which interest is payable on the maturity date unless otherwise converted into our common stock. The principal and interest due under the Convertible Notes are convertible into shares of our common stock, from time to time after August 29, 2018, at the option of the holders thereof, at a conversion price equal to $2.13 per share, per terms of the Convertible Notes.

The accrued interest is accounted for on the balance sheet as of December 31, 2018 as $943,000 of accrued interest – related party and $14,000 of accrued interest. As of December 31, 2019, there was no accrued interest – related party or accrued interest associated with the Convertible Notes on the Balance Sheet, as $347,000 of accrued interest – related party and $6,000 of accrued interest, incurred during 2019 together with the accrued interest outstanding as of December 31, 2018, was converted into shares of common stock due to the note conversions described below.

On October 25, 2018, the Company borrowed an additional $7.0 million from SK Energy, through the sale of a convertible promissory note in the amount of $7.0 million (the “October 2018 SK Energy Note”). The October 2018 SK Energy Note had substantially similar terms as the August 2018 SK Energy Note, except that it had a conversion price of $1.79 per share. The October 2018 SK Energy Note is due and payable on October 25, 2021 but may be prepaid at any time without penalty. The accrued interest expense related to this note for the year ended December 31, 2018 was $109,000 and is accounted for on the balance sheet as accrued interest – related party. As of December 31, 2019, there was no accrued interest – related party associated with the August 2018 SK Energy Note on the Balance Sheet, as accrued interest of $78,000 incurred during 2019 together with the accrued interest outstanding as of December 31, 2018 was converted into shares of common stock due to the note conversions described below.

January 2019 SK Energy Convertible Note

On January 11, 2019, the Company borrowed an additional $15.0 million from SK Energy, through the sale of a convertible promissory note in the amount of $15.0 million (the “January 2019 SK Energy Note”). The January 2019 SK Energy Note had substantially similar terms as the August 2018 SK Energy Note, except that it had a conversion price of $1.50 per share. The January 2019 SK Energy Note is due and payable on January 11, 2022 but may be prepaid at any time without penalty. As of December 31, 2019, there was no outstanding principal or accrued interest – related party associated with the January 2019 SK Energy Note on the Balance Sheet, due to the note conversions described below. Accrued interest-related party for this note prior to the conversion totaled $126,000.

Convertible Notes Amendment and Conversion

On February 15, 2019, the Company and SK Energy agreed to amend the Convertible Notes (including the August 2018 SK Energy Note), October 2018 SK Energy Note, and the January 2019 SK Energy Note, to remove the conversion limitation that previously prevented SK Energy from converting any portion of the notes into common stock of the Company if such conversion would have resulted in SK Energy beneficially owning more than 49.9% of the Company’s outstanding shares of common stock.

Immediately following the entry into the amendment, on February 15, 2019, SK Energy elected to convert (i) all $15,000,000 of the outstanding principal and all $126,000 of accrued interest then owed under the January 2019 SK Energy Note into common stock of the Company at a conversion price of $1.50 per share, as set forth in the January 2019 SK Energy Note into 10,083,819 shares of restricted common stock of the Company, and (ii) all $7,000,000 of the outstanding principal and all $187,000 of accrued interest under the October 2018 SK Energy Note into common stock of the Company at a conversion price of $1.79 per share, as set forth in the October 2018 SK Energy Note, into 4,014,959 shares of restricted common stock of the Company.

On March 1, 2019, the Company and SK Energy amended the June 2018 SK Energy Note, to provide SK Energy the right, at any time, at its option, to convert the principal and interest owed under such June 2018 SK Energy Note, into shares of the Company’s common stock, at a conversion price of $2.13 per share.

In addition, on March 1, 2019, the holders of $1,500,000 in aggregate principal amount of Convertible Notes sold their Convertible Notes at face value plus accrued and unpaid interest through March 1, 2019 to SK Energy (the “Convertible Note Sale”). Holders which sold their Convertible Notes pursuant to the Convertible Note Sale to SK Energy, included an executive officer of SK Energy ($200,000 in principal amount of Convertible Notes); a trust affiliated with John J. Scelfo, a director of the Company ($500,000 in principal amount of Convertible Notes); an entity affiliated with Ivar Siem, a director of the Company, and J. Douglas Schick the President of the Company ($500,000 in principal amount of Convertible Notes); and Harold Douglas Evans, a director of the Company ($200,000 in principal amount of Convertible Notes).

Immediately following the effectiveness of the SK Energy Note Amendment and Convertible Note Sale, on March 1, 2019, SK Energy and the Unaffiliated Holder elected to convert all $31,300,000 of outstanding principal and an aggregate of $1,460,000 of accrued interest under the June 2018 SK Energy Note, SK Energy’s $22 million Convertible Note and all other Convertible Notes, into common stock of the Company at a conversion price of $2.13 per share (the “Conversion Price” and the “Conversions”) as set forth in the June 2018 SK Energy Note, as amended, and the Convertible Notes (including SK Energy’s $22 million Convertible Note (collectively, the “Notes”), into an aggregate of 15,381,605 shares of restricted common stock of the Company (the “Conversion Shares”).

NOTE 9 – ASSET RETIREMENT OBLIGATION

Activity related to the Company’s asset retirement obligations is as follows for the year ended December 31, 2019 (in thousands):

2019
Balance at the beginning of the period(1)	$2,571
Accretion expense	289
Obligations incurred for acquisition	54
Liabilities settled	(120)
Changes in estimates	(695)
Balance at end of period(2)	$2,099
___________

(1) Includes $119,000 of current asset retirement obligations at December 31, 2018.

(2) Includes $225,000 of current asset retirement obligations at December 31, 2019.

NOTE 10 – COMMITMENTS AND CONTINGENCIES

Lease Agreements

The Company determines if an arrangement is a lease at inception of the arrangement. To the extent that the Company determines an arrangement represents a lease, that lease is classified as an operating lease or a finance lease. The Company currently does not have any finance leases. In accordance with Accounting Standards Codification (ASC) Topic 842-Accounting for Leases, operating leases are capitalized on the Company’s consolidated balance sheet through an asset and a corresponding lease liability. Recorded assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent its obligation to make lease payments arising from the lease. Short-term leases that have an initial term of one year or less are not capitalized. Currently, the Company has one operating lease for office space that requires ASC Topic 842 treatment, discussed below.

Discount Rate

The Company’s leases typically do not provide an implicit rate. Accordingly, the Company is required to use its incremental borrowing rate in determining the present value of lease payments based on the information available at commencement date. The Company’s incremental borrowing rate would reflect the estimated rate of interest that it would pay to borrow on a collateralized basis over a similar term, an amount equal to the lease payments in a similar economic environment. However, the Company currently maintains no debt, and in order to apply an appropriate discount rate, the Company used an average discount rate of eight publicly traded peer group companies similar to it based on size, geographic location, asset types and/or operating characteristics.

Office Leases

In June 2018, the Company assumed the lease for its corporate office space located in Houston, Texas from American Resources, Inc., an entity beneficially owned and controlled by Ivar Siem, a director of the Company, and J. Douglas Schick, the Company’s President. The term of the lease ended on August 31, 2019.

Effective September 1, 2019, the Company moved its corporate headquarters from 1250 Wood Branch Park Dr., Suite 400, Houston, Texas 77079 to 575 N. Dairy Ashford, Energy Center II, Suite 210, Houston, Texas 77079 in connection with the expiration of its former office space lease. The Company entered into a sublease on approximately 5,200 square feet of office space that expires on August 31, 2023, and has a base monthly rent of approximately $10,000 with the first month rent due beginning on January 1, 2020. The Company paid a security deposit of $9,600.

The Company also leased space for its former corporate headquarters in Danville, California that was scheduled to expire July 31, 2019, but was terminated in January 2019, without penalty or other amounts due. In February 2019, the Company entered into a six-month lease agreement for 187 square feet of new office space located in Danville, California for the Company’s General Counsel. The monthly rent is $1,200, and the Company paid a $1,200 security deposit. In August 2019, the lease was extended for an additional six months on the same terms. The Company did not apply ASC Topic 842 to this lease, as the lease term and extension period are for 12-months or less and we cannot currently conclude if the lease will be renewed or extended beyond a 12-month period. The lease was subsequently extended for an additional six months in February 2020 at the same rate. The total current obligation for the remainder of this lease through July 2020 is $8,400.

For the year ended December 31, 2019 and 2018, the Company incurred lease expense of $139,000 and $98,000, respectively, for the combined leases.

Supplemental cash flow information related to the Company’s operating lease is included in the table below for the year ended December 31, 2019:

2019
Cash paid for amounts included in the measurement of lease liabilities	$—

Supplemental balance sheet information related to operating leases is included in the table below for the year ended December 31, 2019 (in thousands):

2019
Operating lease – right-of-use asset	$360

Operating lease liabilities – current	$97
Operating lease liabilities – long-term	300
Total lease liability	$397

The weighted-average remaining lease term for the Company’s operating lease is 3.7 years as of December 31, 2019, with a weighted-average discount rate of 5.35%.

Lease liability with enforceable contract terms that have greater than one-year terms are as follows (in thousands):

2020	$115
2021	118
2022	121
2023	82
Thereafter	—
Total lease payments	436
Less imputed interest	(39)
Total lease liability	$397

Leasehold Drilling Commitments

The Company’s oil and gas leasehold acreage is subject to expiration of leases if the Company does not drill and hold such acreage by production or otherwise exercises options to extend such leases, if available, in exchange for payment of additional cash consideration. In the D-J Basin Asset, 202 net acres expire during the remainder of 2020, and no net acres expire thereafter (net to our direct ownership interest only). In the Permian Basin Asset, 8,835 acres are set to expire without meeting drilling commitments or term assignment extensions (net to our direct ownership interest only). The Company plans to hold significantly all of this acreage through a program of drilling and completing producing wells. If the Company is not able to drill and complete a well before term assignment expiration, the Company may seek to extend terms of contractual assignments.

Other Commitments

Although the Company may, from time to time, be involved in litigation and claims arising out of its operations in the normal course of business, the Company is not currently a party to any material legal proceeding. In addition, the Company is not aware of any material legal or governmental proceedings against it or contemplated to be brought against it.

As part of its regular operations, the Company may become party to various pending or threatened claims, lawsuits and administrative proceedings seeking damages or other remedies concerning its commercial operations, products, employees and other matters.

Although the Company provides no assurance about the outcome of these or any other pending legal and administrative proceedings and the effect such outcomes may have on the Company, the Company believes that any ultimate liability resulting from the outcome of such proceedings, to the extent not otherwise provided for or covered by insurance, will not have a material adverse effect on the Company’s financial condition or results of operations.

NOTE 11 – SHAREHOLDERS’ EQUITY

Common Stock

On February 15, 2019 and March 1, 2019, $22.3 million and $32.8 million of outstanding note payables and accrued interest were converted into 14,098,778 and 15,381,605 shares of the Company’s common stock, respectively (see “Note 8- Notes Payable” above for further discussion of the note conversions).

On May 16, 2019, the Company sold an aggregate of 1,500,000 shares of its restricted common stock to two third-party purchasers at a price of $2.00 per share, or $3 million in aggregate, pursuant to subscription agreements, and on September 17, 2019, the Company sold an aggregate of 8,400,000 shares of its restricted common stock to an additional third-party purchaser, Viktor Tkachev, who became an affiliate of the Company, after the issuance, at a price of $1.43 per share, or $12 million in aggregate, pursuant to a subscription agreement.

On May 21, 2019, SK Energy, which is owned and controlled by Dr. Kukes, the Company’s Chief Executive Officer and a member of the Board of Directors, purchased 6,818,181 shares of restricted common stock from the Company at a price of $2.20 per share, or $15 million in aggregate, pursuant to a subscription agreement, and on September 17, 2019, SK Energy purchased an additional 8,204,481 shares of restricted common stock from the Company at a price of $1.58 per share, or $13 million in aggregate, pursuant to a subscription agreement.

As a result of the purchases above, SK Energy, which beneficially owned 78.2% of the Company’s outstanding common stock prior to the May 16, 2019 subscription agreement, beneficially owned 73.2% of the Company’s outstanding common stock after all of the subscriptions discussed above. Currently, SK Energy beneficially owns 71.8% of the Company’s outstanding common stock as of the date of this report.

During the year ended December 31, 2018, SK Energy converted all of its 66,625 outstanding shares of Series A Convertible Preferred Stock into 6,662,500 shares of the Company’s common stock. SK Energy also converted an aggregate of $167,000 of interest accrued under the March 2019 SK Energy Note into 75,118 shares of the Company’s common stock, based on a conversion price equal to $2.18 per share, pursuant to the conversion terms of the March 2019 SK Energy Note.

Warrants

During the year ended December 31, 2019, no warrants were granted, and warrants to purchase 470,077 shares of common stock expired. Additionally, on April 1, 2019, the Company issued 60,056 total shares of common stock upon the cashless exercise of two warrants to purchase an aggregate of 596,280 shares of common stock with an exercise price of $2.50 per share, based on a current market value of $2.78 per share, under the terms of each warrant.

During the year ended December 31, 2018, warrants to purchase an aggregate of 1,448,472 shares of common stock were granted to certain holders of Company debt in connection with the Company’s June 2018 debt restructuring. These warrants have a term of three years, an exercise price of $0.322, and the estimated fair value of $322,000 was based on the Black-Scholes option pricing model and was recognized as warrant expense, which was included in the net gain on debt restructuring. Variables used in the Black-Scholes option-pricing model for the warrants issued include: (1) a discount rate of 2.50%, (2) expected term of 3.0 years, (3) expected volatility of 125.4%, and (4) zero expected dividends. Additionally, 192,208 shares were issued in connection with the exercise of warrants (in exchange for cash received of $64,000), 165,017 warrants expired and 1,105,935 were cancelled and re-purchased at a total price of $1,095,000.

The intrinsic value of outstanding as well as exercisable warrants at December 31, 2019 and 2018 was $201,000 and $65,000, respectively.

Warrant activity during the years ended December 31, 2019 and 2018 was:

	2019			2018
	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contract Term (Years)	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contract Term (Years)
Outstanding at Beginning of Period	1,216,686	$6.36	0.8	1,231,373	$7.44	1.4
Granted	—			1,448,472	0.32
Expired/Cancelled	(470,077)	13.19		(1,270,951)	1.44
Exercised	(596,280)	2.50		(192,208)	0.32
Outstanding at End of Period	150,329	$0.32	1.5	1,216,686	$6.36	0.8
Exercisable at End of Period	150,329	$0.32	1.5	1,216,686	$6.36	0.8

NOTE 12 – SHARE-BASED COMPENSATION

2012 Incentive Plan

On July 27, 2012, the shareholders of the Company approved the 2012 Equity Incentive Plan (the “2012 Incentive Plan”), which was previously approved by the Board of Directors on June 27, 2012, and authorizes the issuance of various forms of stock-based awards, including incentive or non-qualified options, restricted stock awards, performance shares and other securities as described in greater detail in the 2012 Incentive Plan, to the Company’s employees, officers, directors and consultants. The 2012 Incentive Plan was amended on June 27, 2014, October 7, 2015 and December 28, 2016, December 28, 2017, September 27, 2018 and August 28, 2019 to increase by 500,000, 300,000, 500,000, 1,500,000, 3,000,000 and 2,000,000 (to 8,000,000 currently), respectively, the number of shares of common stock reserved for issuance under the 2012 Incentive Plan.

A total of 8,000,000 shares of common stock are eligible to be issued under the 2012 Incentive Plan as of December 31, 2019, of which 3,980,130 shares have been issued as restricted stock, 678,000 shares are subject to issuance upon exercise of issued and outstanding options, and 3,341,870 shares remain available for future issuance as of December 31, 2019.

PEDCO 2012 Equity Incentive Plan

As a result of the July 27, 2012 merger by and between the Company, Blast Acquisition Corp., a wholly-owned Nevada subsidiary of the Company (“MergerCo”), and Pacific Energy Development Corp., a privately-held Nevada corporation (“PEDCO”) pursuant to which MergerCo was merged with and into PEDCO, with PEDCO continuing as the surviving entity and becoming a wholly-owned subsidiary of the Company, in a transaction structured to qualify as a tax-free reorganization (the “Merger”), the Company assumed the PEDCO 2012 Equity Incentive Plan (the “PEDCO Incentive Plan”), which was adopted by PEDCO on February 9, 2012. The PEDCO Incentive Plan authorized PEDCO to issue an aggregate of 100,000 shares of common stock in the form of restricted shares, incentive stock options, non-qualified stock options, share appreciation rights, performance shares, and performance units under the PEDCO Incentive Plan. As of December 31, 2019, options to purchase an aggregate of 21,635 shares of the Company’s common stock and 55,168 shares of the Company’s restricted common stock have been granted under this plan (all of which were granted by PEDCO prior to the closing of the merger with the Company, with such grants being assumed by the Company and remaining subject to the PEDCO Incentive Plan following the consummation of the merger). The Company does not plan to grant any additional awards under the PEDCO Incentive Plan.

Common Stock

In April 2019, restricted stock awards were granted to three new employees and one consultant for an aggregate of 160,000 shares of the Company’s common stock, under the Company’s Amended and Restated 2012 Equity Incentive Plan. The grant for a total of 50,000 of the restricted stock awards vests as follows: 100% on the one-year anniversary of the grant date, subject to the recipient’s continued service with the Company. These shares have a total fair value of $135,000 based on the market price on the issuance date. The grants for 110,000 shares of restricted stock vest as follows: 50% on the one-year anniversary of the grant date and 50% on the second-year anniversary of the grant date, subject to the recipient’s continued service with the Company. These shares have a total fair value of $253,000 based on the market price on the issuance date.

On July 18, 2019, 50,000 shares of restricted stock were awarded to an advisor under the Company’s Amended and Restated 2012 Equity Incentive Plan. The restricted stock vests as follows: 100% on the six-month anniversary of the grant date, subject to the recipient’s continued service with the Company. These shares have a total fair value of $83,000, based on the market price on the issuance date.

On August 28, 2019, restricted stock awards were granted to three directors for an aggregate of 170,000 shares of the Company’s common stock, under the Company’s Amended and Restated 2012 Equity Incentive Plan. The grant for a total of 120,000 of the restricted stock awards vests as follows: 100% on July 12, 2020, subject to the recipient’s continued service with the Company. These shares have a total fair value of $187,000 based on the market price on the issuance date. The grants for 50,000 shares of restricted stock vest as follows: 100% on September 27, 2020, subject to the recipient’s continued service with the Company. These shares have a total fair value of $78,000 based on the market price on the issuance date. Additionally, 50,000 shares of restricted stock were awarded to a director for advisory services provided to the Company under the Company’s Amended and Restated 2012 Equity Incentive Plan. The restricted stock vests as follows: 100% on July 12, 2020, subject to the recipient’s continued service with the Company. These shares have a total fair value of $78,000, based on the market price on the issuance date.

On October 5, 2019, 250,000 shares of restricted stock were awarded to an advisor under the Company’s Amended and Restated 2012 Equity Incentive Plan. The restricted stock vests as follows: 100% on the six-month anniversary of the grant date, subject to the recipient’s continued service with the Company. These shares have a total fair value of $350,000, based on the market price on the issuance date.

On November 8, 2019, the Company entered into an Advisory Agreement and Restricted Shares Grant Agreement with Viktor Tkachev, a greater than 10% shareholder of the Company (who acquired $12 million of shares of common stock on September 17, 2019), under which Mr. Tkachev agreed to provide strategic planning and business development services, and pursuant to which 100,000 shares of restricted common stock were awarded to Mr. Tkachev under the Company’s Amended and Restated 2012 Equity Incentive Plan, 100% of which vest on the six-month anniversary of the grant date, subject to the recipient’s continued service with the Company and the terms and conditions of these agreements. These shares have a total fair value of $128,000 based on the market price on the issuance date.

Also on November 8, 2019, the Company entered into an Advisory Agreement with Ivar Siem, a member of the Board of Directors, pursuant to which the 50,000 restricted shares of common stock previously awarded to Mr. Siem on August 28, 2019 under the Plan continue to vest, with 100% vesting on July 12, 2020, subject to Mr. Siem continuing to provide advisory services to the Company on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and Mr. Siem on August 28, 2019. The Advisory Agreement contains customary confidentiality, indemnification and no conflict language; and may be terminated by the Company or the advisor with 15 days prior written notice for any reason.

During the year ended December 31, 2018, the Company issued shares of common stock and restricted common stock as follows: 600,000 shares of common stock issued to SK Energy with a fair value of $185,000 based on the market price on the date of issuance, 80,000 shares of restricted stock were issued to our former CEO (Mr. Ingriselli) with a fair value of $27,000 based on the market price on the date of issuance, and 30,848 shares were issued to employees for the cashless exercise of options. The 80,000 shares of restricted stock were issued in consideration for Mr. Ingriselli rejoining the Company as its President and Chief Executive Officer in May 2018. Mr. Ingriselli subsequently resigned as President and Chief Executive Officer on September 27, 2018 and the shares of restricted stock fully vested on October 1, 2018 pursuant to a separation agreement entered into with him.

Also, restricted stock awards were granted to Messrs. Frank C. Ingriselli (then President) and Clark R. Moore (Executive Vice President, General Counsel and Secretary) of 60,000 and 50,000 shares, respectively, under the Company’s Amended and Restated 2012 Equity Incentive Plan during the year ended December 31, 2018. The restricted stock awards vest as follows: 100% on the six-month anniversary of the grant date. These shares have a total fair value of $164,000 based on the market price on the issuance date. Upon Mr. Ingriselli’s resignation, noted above, the 60,000 shares of restricted stock fully vested on October 1, 2018 pursuant to a separation agreement entered into with him.

Subsequent restricted stock awards were granted to 12 employees and two directors totaling an aggregate of 714,000 shares (90,000 shares on September 27, 2018 and 624,000 shares on December 12, 2018), under the Company’s Amended and Restated 2012 Equity Incentive Plan. The grants for a total of 40,000 of the restricted stock awards vest as follows: 100% on the one-year anniversary of the grant date. These shares have a total fair value of $88,000 based on the market price on the issuance date. The grant for 50,000 shares of restricted stock vest as follows: 50% on the one-year anniversary of the grant date and 50% on the second-year anniversary of the grant date. These shares have a total fair value of $109,000 based on the market price on the issuance date. The grant for 624,000 shares of restricted stock vest as follows: 33.3% on the one-year anniversary of the grant date, 33.3% on the two-year anniversary of the grant date and 33.3% on the third-year anniversary of the grant date. These shares have a total fair value of $830,000 based on the market price on the issuance date. In each case above the restricted shares are subject to the recipient of the shares being an employee of or consultant to the Company on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement, as applicable, entered into by and between the Company and the recipient. In addition, 65,017 shares were issued to an employee for the cashless exercise of options, and 192,208 shares were issued for the exercise of warrants at an exercise price of $0.322 per share for an aggregate exercise price of $64,000.

The awarded shares above are subject to trading restrictions, and forfeiture, subject to the vesting terms described above. When such securities are vested in accordance with their terms, the trading restrictions are lifted.

Stock-based compensation expense recorded related to restricted stock during the years ended December 31, 2019 and 2018 was $1,259,000 and $659,000, respectively. The remaining amount of unamortized stock-based compensation expense related to restricted stock at December 31, 2019 and 2018 was $999,000 and $967,000, respectively.

Options

On August 14, 2019, the Company issued 9,782 total shares of common stock upon the cashless exercise of stock options to purchase an aggregate of 12,500 shares of common stock with an exercise price of $0.31 per share, based on a then current market value of $1.42 per share, under the terms of the options. The options had an intrinsic value of $14,000 on the exercise date.

On September 27, 2018, the Company granted options to purchase an aggregate of 120,000 and 100,000 shares of common stock an exercise price of $2.19 per share to John J. Scelfo, our Chairman, and H. Douglas Evans, a Director, respectively, all pursuant to the Company’s 2012 Amended and Restated Equity Incentive Plan and in consideration for their joining the Company’s board of directors and committees thereof. The options have a term of five years and fully vest on the one-year anniversary of the vesting commencement date contingent upon the recipient’s continued service with the Company. The aggregate fair value of the options on the date of grant, using the Black-Scholes model, was $417,000. Variables used in the Black-Scholes option-pricing model for the options issued include: (1) a discount rate of 2.75%, (2) expected term of 3.0 years, (3) expected volatility of 171%, and (4) zero expected dividends.

On December 12, 2018, the Company granted options to purchase an aggregate of 50,000 shares of common stock to an employee at an exercise price of $1.33 per share. The options have a term of five years and fully vest in December 2021. 33.3% vest each subsequent year from the date of grant contingent upon the recipient’s continued service with the Company. The aggregate fair value of the options on the date of grant, using the Black-Scholes model, was $59,000. Variables used in the Black-Scholes option-pricing model for the options issued include: (1) a discount rate of 2.75%, (2) expected term of 3.5 years, (3) expected volatility of 164%, and (4) zero expected dividends.

During the year ended December 31, 2019 and 2018, the Company recognized stock option based compensation expense related to options of $298,000 and $203,000, respectively.

The remaining amount of unamortized stock options expense at December 31, 2019 and 2018 was $22,000 and $320,000, respectively.

The intrinsic value of outstanding and exercisable options at December 31, 2019 and 2018 was $197,000 and $36,000, respectively.

Option activity during the year-ended December 31, 2019 and 2018 was:

	2019			2018
	Number of Stock Options	Weighted Average Grant Price	Weighted Average Remaining Contract Term (Years)	Number of Stock Options	Weighted Average Grant Price	Weighted Average Remaining Contract Term (Years)
Outstanding at Beginning of Period	890,232	$3.26	3.3	743,727	$3.45	3.8
Granted	—			270,000	2.03	4.8
Expired/Cancelled	(124,383)	6.13		(3,495)	45.67
Exercised	(12,500)	0.31		(120,000)	0.44
Outstanding at End of Period	753,349	$2.93	2.5	890,232	$3.26	3.3
Exercisable at End of Period	720,016	$3.00	2.4	575,232	$4.19	2.5

NOTE 13 – EARNINGS (LOSS) PER COMMON SHARE

Earnings (loss) per common share-basic is calculated by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Net income (loss) per common share-diluted assumes the conversion of all potentially dilutive securities and is calculated by dividing net (loss) income by the sum of the weighted average number of shares of common stock, as defined above, outstanding plus potentially dilutive securities. Net (loss) income per common share-diluted considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares, as defined above, would have an anti-dilutive effect.

The calculation of earnings (loss) per share for the years ended December 31, 2019 and 2018 were as follows (amounts in thousands, except share and per share data):

Numerator:	2019	2018
Net income (loss)	$(11,102)	$53,607
Effect of common stock equivalents	—	—
Net income (loss) adjusted for common stock equivalents	$(11,102)	$53,607

Denominator:
Weighted average common shares – basic	51,214,986	11,168,490

Dilutive effect of common stock equivalents:
Options and Warrants	—	144,756

Denominator:
Weighted average common shares – diluted	51,214,986	11,313,246

Earnings (loss) per common share – basic	$(0.22)	$4.80
Earnings (loss) per common share – diluted	$(0.22)	$4.74

For the years ended December 31, 2019 and 2018, the following share equivalents related to convertible debt and preferred stock, and options and warrants to purchase shares of common stock were excluded from the computation of diluted net income (loss) per share as the inclusion of such shares would be anti-dilutive.

	2019	2018
Common Shares Issuable for:
Convertible Debt	—	15,449,559
Options and Warrants	903,678	1,491,589
Total	903,678	16,941,148

NOTE 14 – RELATED PARTY TRANSACTIONS

The following table reflects the related party amounts for SK Energy, Directors and Officers included in the balance sheets of the years ended December 31, 2019 and 2018 (in thousands):

	2019	2018
Long-term accrued expenses	—	$943
Long-term notes payable – subordinated	—	30,200
Long-term notes payable, net of discount of $-0- and $161, respectively	—	7,694
Total related party liabilities	$—	$38,837

See “Note 8 – Notes Payable” above for a further discussion of the debt conversions and subsequent retirement of all related party debt.

On May 21, 2019, SK Energy, which is owned and controlled by Dr. Kukes, our Chief Executive Officer and a member of the Board of Directors, purchased 6,818,181 shares of restricted common stock from the Company at a price of $2.20 per share, or $15 million in aggregate, and on September 17, 2019, SK Energy purchased 8,204,481 additional shares of restricted common stock from the Company at a price of $1.5845 per share, or $13 million in aggregate (see “Note 11 – Shareholders’ Equity” above for a further discussion of the issuance of the restricted common stock).

On August 28, 2019, 50,000 shares of restricted stock were awarded to a director for advisory services provided to the Company, which shares have a total fair value of $78,000, based on the market price on the issuance date (see “Note 12 – Share-Based Compensation” above for a further discussion of the issuance of the share-based compensation).

Also, on August 28, 2019, the Company granted an aggregate of 170,000 shares of restricted stock to three directors of the Company, which have a total fair value of $265,000, based on the market price on the issuance date (see “Note 12 – Share-Based Compensation” above for a further discussion of the issuance of the share-based compensation).

On November 1, 2019, the Company subleased approximately 300 square feet of office space at its current headquarters to SK Energy, which is owned and controlled by Dr. Kukes, our Chief Executive Officer and a member of the Board of Directors. The lease renews on a monthly basis, may be terminated by either party at any time upon prior written notice delivered to the other party, and has a monthly base rent of $1,200.

On November 8, 2019, 100,000 shares of restricted stock were awarded to a greater than 10% shareholder of the Company for strategic planning and business development services provided to the Company, which shares have a total fair value of $128,000, based on the market price on the issuance date (see “Note 12 – Share-Based Compensation” above for a further discussion of the issuance of the share-based compensation).

NOTE 15 – INCOME TAXES

Due to the Company’s net taxable losses for both years, there were no provisions for income taxes for the years ended December 31, 2019 and 2018.

The following table reconciles the U.S. federal statutory income tax rate in effect for the years ended December 1, 2019 and 2018, and the Company’s effective tax rate:

	2019	2018
U.S. federal statutory income tax (benefit)	21.00%	21.00%
State and local income tax, net of benefits	6.64%	6.64%
Amortization of debt discount	-2.05%	0.73%
Officer life insurance and D&O insurance	-0.05%	0.01%
Stock-based compensation	-0.62%	0.08%
Utilization of net operating loss carryforwards	0.03%	0.44%
Tax rate changes and other	0.00%	-30.18%
Valuation allowance for deferred income tax assets	-24.95%	1.28%
Effective income tax rate	0.00%	0.00%

Deferred income tax assets as of December 31, 2019 and 2018 are as follows (in thousands):

Deferred Tax Assets	2019	2018
Difference in depreciation, depletion, and capitalization methods – oil and natural gas properties	$529	$4,334
Accretion	80	—
Share-based compensation	584	—
Net operating loss – federal taxes	23,183	30,324
Net operating loss – state taxes	3,139	5,397
Total deferred tax asset	27,515	40,055
Less valuation allowance	(27,515)	(40,055)
Total deferred tax assets	$—	$—

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of deferred assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

Utilization of NOL and tax credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by the Internal Revenue Code (the “Code”), as amended, as well as similar state provisions. In general, an “ownership change” as defined by the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percent of the outstanding stock of a company by certain shareholders or public groups.

Based on the available objective evidence, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, management has applied a full valuation allowance against its net deferred tax assets at December 31, 2019 and 2018. The net change in the total valuation allowance from December 31, 2018 to December 31, 2019 was a decrease of $12,500,000.

The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. As of December 31, 2019 and 2018, the Company did not have any significant uncertain tax positions or unrecognized tax benefits. The Company did not have associated accrued interest or penalties, nor was any interest expense or penalties recognized for the years ended December 31, 2019 and 2018.

As of December 31, 2019, the Company has federal net operating loss carryforwards of approximately $110,000,000, which if not utilized approximately $95,000,000 will expire beginning in 2023 and ending 2037, respectively, and $15,000,000. carried forward indefinitely limited to 80% of a given years taxable income.

The Company currently has tax returns open for examination by the Internal Revenue Service for all years since 2015.

NOTE 16 – SUBSEQUENT EVENTS

On January 13, 2020, the Company granted options to purchase an aggregate of 733,000 shares of common stock to various Company employees at an exercise price of $1.68 per share. The options have a term of five years and fully vest in January 2023. 33.3% vest each subsequent year from the date of grant, contingent upon the recipient’s continued service with the Company. The aggregate fair value of the options on the date of grant, using the Black-Scholes model, was $1,053,000. Variables used in the Black-Scholes option-pricing model for the options issued include: (1) a discount rate of 1.63%, (2) expected term of 3.5 years, (3) expected volatility of 155%, and (4) zero expected dividends.

Additionally on January 13, 2020, restricted stock awards were granted to various employees and one consultant for an aggregate of 1,049,000 (including 924,000 restricted stock awards to officers of the Company) and 70,000 shares, respectively, of the Company’s common stock, under the Company’s Amended and Restated 2012 Equity Incentive Plan. The grant for the 1,049,000 shares of restricted stock vest as follows: 33.3% vest each subsequent year from the date of grant contingent upon the recipient’s continued service with the Company. These shares have a total fair value of $1,172,000 based on the market price on the issuance date. The grant for the 70,000 shares of restricted stock vest as follows: 100% on the one-year anniversary of the grant date, subject to the recipient’s continued service with the Company. These shares had a total fair value of $118,000 based on the market price on the issuance date.

In February 2020, 55,000 shares of restricted common stock were rescinded due to an employee termination. As a result, these shares were canceled and returned to the Company’s Amended and Restated 2012 Equity Incentive Plan.

SUPPLEMENTAL INFORMATION ON OIL AND GAS PRODUCING ACTIVITIES

(UNAUDITED)

The following disclosures for the Company are made in accordance with authoritative guidance regarding disclosures about oil and natural gas producing activities. Users of this information should be aware that the process of estimating quantities of “proved,” “proved developed,” and “proved undeveloped” crude oil, natural gas liquids and natural gas reserves is complex, requiring significant subjective decisions in the evaluation of all available geological, engineering and economic data for each reservoir. The data for a given reservoir may also change substantially over time as a result of numerous factors including, but not limited to, additional development activity, evolving production history and continual reassessment of the viability of production under varying economic conditions. Consequently, material revisions (upward or downward) to existing reserve estimates may occur from time to time. Although reasonable effort is made to ensure that reserve estimates reported represent the most accurate assessments possible, the significance of the subjective decisions required and variances in available data for various reservoirs make these estimates generally less precise than other estimates presented in connection with financial statement disclosures.

Proved reserves represent estimated quantities of crude oil, natural gas liquids and natural gas that geoscience and engineering data can estimate, with reasonable certainty, to be economically producible from a given day forward from known reservoirs under economic conditions, operating methods and government regulation before the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation.

Proved developed reserves are proved reserves expected to be recovered under operating methods being utilized at the time the estimates were made, through wells and equipment in place or if the cost of any required equipment is relatively minor compared to the cost of a new well.

Proved undeveloped reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required. Reserves on undrilled acreage are limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances. Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances justify a longer time. Estimates for proved undeveloped reserves are not attributed to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, or by other evidence using reliable technology establishing reasonable certainty.

PROVED RESERVE SUMMARY

All of the Company’s reserves are located in the United States. The following tables sets forth the changes in the Company’s net proved reserves (including developed and undeveloped reserves) for the years ended December 31, 2019 and 2018. Reserves estimates as of December 31, 2019 were estimated by the independent petroleum consulting firm Cawley, Gillespie & Associates, Inc. The reserve report has been incorporated by reference herein as Exhibit 99.1 to the Annual Report on Form 10-K which these financial statements are filed with.

	December 31,
	2019	2018
Crude Oil (MBbls)
Net proved reserves at beginning of year	11,538	1,942
Revisions of previous estimates	105	(1,556)
Purchases in place	1,083	—
Extensions, discoveries and other additions	—	—
Sales in place	(52)	—
Production	(315)	(74)
Net proved reserves at end of year	12,359	11,538

Natural Gas (Mmcf)
Net proved reserves at beginning of year	5,283	6,354
Revisions of previous estimates	4,071	(5,874)
Purchases in place	742	4,942
Extensions, discoveries and other additions	—	—
Sales in place	(123)	—
Production	(227)	(139)
Net proved reserves at end of year	9,746	5,283

NGL (MBbbls)
Net proved reserves at beginning of year	17	673
Revisions of previous estimates	49	(645)
Purchases in place	—	—
Extensions, discoveries and other additions	—	—
Sales in place	(3)	—
Production	(15)	(11)
Net proved reserves at end of year	48	17

Oil Equivalents (MBoe)
Net proved reserves at beginning of year	12,435	3,674
Revisions of previous estimates	832	(3,180)
Purchases in place	1,207	12,050
Extensions, discoveries and other additions	—	—
Sales in place	(75)	—
Production	(367)	(108)
Net proved reserves at end of year	14,032	12,436

RESERVES

During the year ended December 31, 2019, the Company increased its reserves by approximately 1.6 MBoe of proved reserves. We had a 1.8 MBoe increase in proved developed and non-producing reserves primarily due to the drilling and completion of nine new productive wells in the Permian Basin, as well as our participation (non-operated working interest) in 11 productive wells in the DJ-Basin representing 1.7 MBoe of proved developed reserves, coupled with our acquisition of 0.1 MBoe in proved developed  and non-producing reserves in the Permian Basin, offset by a 0.2 MBoe reduction of proved undeveloped reserves, noted below.

We also had a transfer to proved non-producing reserves on existing wells of 1.1 MBoe due to one well which was previously producing, being shut-in, due to water injection capacity restrictions, and four new wells completed by December 31, 2019, for which production had not yet commenced.

The following table sets forth the Company’s proved developed and undeveloped reserves at December 31, 2019 and 2018, respectively:

	2019	2018
Proved Developed Reserves
Crude Oil (MBbls)	938	435
Natural Gas (Mmcf)	983	341
NGL (MBbls)	48	17
Oil Equivalents (MBoe)	1,151	509

Proved Developed Non-Producing Reserves
Crude Oil (MBbls)	1,045	—
Natural Gas (Mmcf)	619	—
NGL (MBbls)	—	—
Oil Equivalents (MBoe)	1,148	—

Proved Undeveloped Reserves
Crude Oil (MBbls)	10,376	11,103
Natural Gas (Mmcf)	8,144	4,942
NGL (MBbls)	—	—
Oil Equivalents (MBoe)	11,733	11,927

Proved Reserves
Crude Oil (MBbls)	12,359	11,538
Natural Gas (Mmcf)	9,747	5,283
NGL (MBbls)	48	17
Oil Equivalents (MBoe)	14,032	12,436

Proved Undeveloped Reserves

For the year ended December 31, 2019, total proved undeveloped reserves (PUDs) decreased by 0.2 million MBoe to 11.7 million MBoe. The change in proved understated reserves was:

●
transfer of 1,324 MBoe from PUD to proved developed reserves based on total capital expenditures of $43.0 million during 2019;

●
819 MBoe addition from four San Andres PUDs acquired in the Chaveroo bolt-on acquisition; and

●
312 MBoe addition from five gross Niobrara PUDs, ~1 net Niobrara PUD.

Our plan is to convert our remaining PUD balance as of December 31, 2019 to proved developed reserves within five years or prior to the end of fiscal year 2024, provided that we are able to obtain adequate funding and capital over the time period.

Capitalized Costs Relating to Oil and Natural Gas Producing Activities. The following table sets forth the capitalized costs relating to the Company’s crude oil and natural gas producing activities at December 31, 2019 and 2018 (in thousands):

	2019	2018
Proved oil and gas properties	$123,607	$81,507
Unproved oil and gas properties	—	—
Total oil and gas properties	123,607	81,507
Accumulated depreciation and depletion	(31,759)	(21,045)
Net Capitalized Costs	$91,848	$60,462

Costs Incurred in Oil and Natural Gas Property Acquisition, Exploration and Development Activities. The following table sets forth the costs incurred in the Company’s oil and natural gas property acquisition, exploration and development activities for the years ended December 31, 2019 and 2018 (in thousands):

	2019	2018
Acquisition of properties:
Proved	$1,120	$18,867
Unproved	—	—
Exploration costs	—	—
Development costs	41,810	11,096
Total	$42,930	$29,963

Results of Operations for Oil and Natural Gas Producing Activities. The following table sets forth the results of operations for oil and natural gas producing activities for the years ended December 31, 2019 and 2018 (in thousands):

	2019	2018
Crude oil and natural gas revenues	$12,972	$4,523
Production costs	(6,817)	(2,821)
Depreciation, depletion and accretion	(11,031)	(6,519)
Results of operations for producing activities, excluding corporate overhead and interest costs	$(4,876)	$(4,817)

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Natural Gas Reserves. The following information has been developed utilizing procedures prescribed by ASC Topic 932 and based on crude oil and natural gas reserves and production volumes estimated by the independent petroleum consultants of the Company. The estimates were based on a 12-month average of first-of-the-month commodity prices for the years ended December 31, 2019 and 2018. The following information may be useful for certain comparison purposes, but should not be solely relied upon in evaluating the Company or its performance. Further, information contained in the following table should not be considered as representative of realistic assessments of future cash flows, nor should the Standardized Measure of Discounted Future Net Cash Flows be viewed as representative of the current value of the Company.

The future cash flows presented below are based on cost rates and statutory income tax rates in existence as of the date of the projections and average prices over the preceding twelve months. It is expected that material revisions to some estimates of crude oil and natural gas reserves may occur in the future, development and production of the reserves may occur in periods other than those assumed, and actual prices realized and costs incurred may vary significantly from those used.

Management does not rely upon the following information in making investment and operating decisions. Such decisions are based upon a wide range of factors, including estimates of probable and possible as well as proved reserves, and varying price and cost assumptions considered more representative of a range of possible economic conditions that may be anticipated.

The following table sets forth the standardized measure of discounted future net cash flows from projected production of the Company’s oil and natural gas reserves as of December 31, 2019 and 2018 (in thousands):

	2019	2018
Future cash inflows	$696,130	$691,921
Future production costs	(272,623)	(203,418)
Future development costs	(174,401)	(214,437)
Future income taxes	(47,797)	(79,315)
Future net cash flows	201,309	194,751
Discount to present value at 10% annual rate	(97,546)	(63,933)
Standardized measure of discounted future net cash flows relating to proved oil and gas reserves	$103,763	$130,818

Changes in Standardized Measure of Discounted Future Net Cash Flows. The following table sets forth the changes in the standardized measure of discounted future net cash flows for each of the years ended December 31, 2019 and 2018 (in thousands):

	2019	2018
Standardized measure, beginning of year	$130,818	$31,223
Crude oil and natural gas sales, net of production costs	(3,406)	(2,636)
Net changes in prices and production costs	(64,318)	1,953
Extensions, discoveries, additions and improved recovery	—	—
Changes in estimated future development costs	37,149	341
Development costs incurred	—	—
Revisions of previous quantity estimates	(2,622)	(30,096)
Accretion of discount	(37,109)	3,123
Net change in income taxes	31,494	(50,467)
Purchases of reserves in place	12,343	180,122
Sales of reserves in place	(1,483)	—
Change in timing of estimated future production	897	(2,745)
Standardized measure, end of year	$103,763	$130,818

PEDEVCO CORP.
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(amounts in thousands, except share and per share data)

	June 30,	December 31,
	2020	2019
Assets
Current assets:
Cash	$10,209	$22,415
Accounts receivable – oil and gas	646	4,602
Prepaid expenses and other current assets	33	73
Total current assets	10,888	27,090

Oil and gas properties:
Oil and gas properties, subject to amortization, net	83,744	76,952
Oil and gas properties, not subject to amortization, net	8,090	14,896
Total oil and gas properties, net	91,834	91,848

Operating lease – right-of-use asset	316	360
Other assets	3,557	3,598
Total assets	$106,595	$122,896

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$2,729	$12,099
Accrued expenses	299	1,972
Revenue payable	799	827
PPP loan – current	165	—
Operating lease liabilities – current	101	97
Asset retirement obligations – current	-	225
Total current liabilities	4,093	15,220

Long-term liabilities:
PPP loan	205	—
Operating lease liabilities	248	300
Asset retirement obligations	1,973	1,874
Total liabilities	6,519	17,394

Commitments and contingencies

Shareholders’ equity:
Common stock, $0.001 par value, 200,000,000 shares authorized; 72,125,328 and71,061,328 shares issued and outstanding, respectively	72	71
Additional paid-in capital	202,598	201,027
Accumulated deficit	(102,594)	(95,596)
Total shareholders’ equity	100,076	105,502
Total liabilities and shareholders’ equity	$106,595	$122,896

See accompanying notes to unaudited consolidated financial statements.

PEDEVCO CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(amounts in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Revenue:	2020	2019	2020	2019
Oil and gas sales	$656	$4,070	$3,488	$5,638

Operating expenses:
Lease operating costs	750	2,095	2,272	3,065
Exploration expense	—	13	30	23
Selling, general and administrative expense	1,422	1,644	3,545	2,972
Depreciation, depletion, amortization and accretion	1,912	2,784	5,349	5,033
Total operating expenses	4,084	6,536	11,196	11,093

Gain on sale of oil and gas properties	—	—	—	920

Operating loss	(3,428)	(2,466)	(7,708)	(4,535)

Other income (expense):
Interest expense	—	—	—	(826)
Interest income	8	9	32	9
Other income (expense)	679	(3)	678	(103)
Total other income (expense)	687	6	710	(920)

Net loss	$(2,741)	$(2,460)	$(6,998)	$(5,455)

Loss per common share:
Basic and diluted	$(0.04)	$(0.05)	$(0.10)	$(0.14)

Weighted average number of common shares outstanding:
Basic and diluted	72,125,328	49,198,625	72,060,812	38,572,537

See accompanying notes to unaudited consolidated financial statements.

PEDEVCO CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(amounts in thousands)

	Six Months Ended June 30,
	2020	2019
Cash Flows From Operating Activities:
Net loss	$(6,998)	$(5,455)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation, depletion, amortization and accretion	5,349	5,033
Share-based compensation expense	1,572	697
Loss on disposal of fixed asset	24	—
Amortization of right-of-use asset	44	—
Gain on sale of oil and gas properties	—	(920)
Amortization of debt discount	—	161
Changes in operating assets and liabilities:
Accounts receivable – oil and gas	3,956	(539)
Prepaid expenses and other current assets	40	142
Accounts payable	(2,199)	4,373
Accrued expenses	(1,673)	(450)
Accrued expenses – related parties	—	(943)
Revenue payable	(28)	(14)
Net cash provided by operating activities	87	2,085

Cash Flows From Investing Activities:
Cash paid for the acquisition of oil and gas properties	—	(1,056)
Cash paid for property and equipment	—	(47)
Cash paid for drilling and completion costs	(12,663)	(24,269)
Proceeds from the sale of oil and gas property	—	1,175
Net cash used in investing activities	(12,663)	(24,197)

Cash Flows From Financing Activities:
Proceeds from PPP loan	740	—
Repayment of PPP loan	(370)	—
Proceeds from the issuance of shares	—	18,000
Proceeds from notes payable – related parties	—	15,000
Net cash provided by financing activities	370	33,000

Net (decrease) increase in cash and restricted cash	(12,206)	10,888
Cash and restricted cash at beginning of period	25,712	5,779
Cash and restricted cash at end of period	$13,506	$16,667

Supplemental Disclosure of Cash Flow Information
Cash paid for:
Interest	$—	$—
Income taxes	$—	$—

Noncash investing and financing activities:
Change in accrued oil and gas development costs	$7,261	$6,039
Changes in estimates of asset retirement costs	$230	$129
Issuance of restricted common stock	$1	$—
Acquisition of asset retirement obligations	$—	$33
Common stock issued for debt conversion	$—	$55,075

See accompanying notes to unaudited consolidated financial statements.

PEDEVCO CORP.
CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2020 AND 2019
(Unaudited)
(amounts in thousands, except share amounts)

	Common Stock
	Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Totals
Balances at January 1, 2020	71,061,328	$71	$201,027	$(95,596)	$105,502
Issuance of restricted common stock	1,119,000	1	(1)	—	—
Rescinded restricted common stock	(55,000)	—	—	—	—
Share-based compensation	—	—	853	—	853
Net loss	—	—	—	(4,257)	(4,257)
Balances at March 31, 2020	72,125,328	72	201,879	(99,853)	102,098
Share-based compensation	—	—	719	—	719
Net loss	—	—	—	(2,741)	(2,741)
Balances at June 30, 2020	72,125,328	$72	$202,598	$(102,594)	$100,076

	Common Stock
	Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Total
Balances at January 1, 2019	15,808,445	$16	$101,450	$(84,494)	$16,972
Issuance of common stock for debt conversion	29,480,383	29	55,046	—	55,075
Share-based compensation	—	—	299	—	299
Net loss	—	—	—	(2,995)	(2,995)
Balances at March 31, 2019	45,288,828	45	156,795	(87,489)	69,351
Issuance of restricted common stock	160,000	—	—	—	—
Issuance of common stock to non-affiliates	1,500,000	1	2,999	—	3,000
Issuance of common stock to affiliate	6,818,181	7	14,993	—	15,000
Warrants exercised	60,056	—	—	—	—
Share-based compensation	—	—	398	—	398
Net loss	—	—	—	(2,460)	(2,460)
Balances at June 30, 2019	53,827,065	$53	$175,185	$(89,949)	$85,289

See accompanying notes to unaudited consolidated financial statements.

PEDEVCO CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 – BASIS OF PRESENTATION

The accompanying interim unaudited consolidated financial statements of PEDEVCO Corp. (“PEDEVCO” or the “Company”), have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and the rules of the Securities and Exchange Commission (“SEC”) and should be read in conjunction with the audited financial statements and notes thereto contained in PEDEVCO’s latest Annual Report filed with the SEC on Form 10-K. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements that would substantially duplicate disclosures contained in the audited financial statements for the most recent fiscal year, as reported in the Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 30, 2020, have been omitted.

The Company’s consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries and subsidiaries in which the Company has a controlling financial interest. All significant inter-company accounts and transactions have been eliminated in consolidation.

The Company's future financial condition and liquidity will be impacted by, among other factors, the success of our drilling program, the number of commercially viable oil and natural gas discoveries made and the quantities of oil and natural gas discovered, the speed with which we can bring such discoveries to production, the actual cost of exploration, appraisal and development of our prospects, the prevailing prices for, and demand for, oil and natural gas.

NOTE 2 – DESCRIPTION OF BUSINESS

PEDEVCO is an oil and gas company focused on the development, acquisition and production of oil and natural gas assets where the latest in modern drilling and completion techniques and technologies have yet to be applied. In particular, the Company focuses on legacy proven properties where there is a long production history, well defined geology and existing infrastructure that can be leveraged when applying modern field management technologies. The Company’s current properties are located in the San Andres formation of the Permian Basin situated in West Texas and eastern New Mexico (the “Permian Basin”) and in the Denver-Julesberg Basin (“D-J Basin”) in Colorado.  The Company holds its Permian Basin acres located in Chaves and Roosevelt Counties, New Mexico, through its wholly-owned operating subsidiary, Pacific Energy Development Corp. (“PEDCO”), which asset the Company refers to as its “Permian Basin Asset,” and it holds its D-J Basin acres located in Weld and Morgan Counties, Colorado, through its wholly-owned operating subsidiary, Red Hawk Petroleum, LLC (“Red Hawk”), which asset the Company refers to as its “D-J Basin Asset.”

The Company believes that horizontal development and exploitation of conventional assets in the Permian Basin and development of the Wattenberg and Wattenberg Extension in the D-J Basin represent among the most economic oil and natural gas plays in the United States (“U.S.”).  Moving forward, the Company plans to optimize its existing assets and opportunistically seek additional acreage proximate to its currently held core acreage, as well as other attractive onshore U.S. oil and gas assets that fit the Company’s acquisition criteria, that Company management believes can be developed using its technical and operating expertise and be accretive to shareholder value.

In December 2019, a novel strain of coronavirus, which causes the infectious disease known as COVID-19, was reported in Wuhan, China. The World Health Organization declared COVID-19 a “Public Health Emergency of International Concern” on January 30, 2020 and a global pandemic on March 11, 2020. As a result of the recent COVID-19 outbreak, and the recent sharp decline in oil prices which occurred partially as a result of the decreased demand for oil caused by such outbreak and the actions taken globally to stop the spread of such virus, in mid-April 2020, the Company temporarily shut-in all of its operated producing wells in its Permian Basin Asset and D-J Basin Asset to preserve the Company’s oil and gas reserves for production during a more favorable oil price environment, noting that most of the Company’s acreage is held by production with no drilling obligations, which provides the Company with flexibility to hold back on production and development during periods of low oil and gas prices. Following partial recovery in oil prices, commencing in early June 2020, the Company reactivated over 90% of its operated wells in the Permian Basin and the D-J Basin that the Company shut-in in mid-April 2020, and is now working to complete several carryover projects from 2019’s Phase II Permian Basin Asset development plan which it had put on hold due to the COVID-19 outbreak. The Company will continue to monitor oil prices with a view to reactivating all of its shut-in production and fully completing its 2019 carryover development plan.

The outbreak of COVID-19 and decreases in commodity prices resulting from oversupply, government-imposed travel restrictions and other constraints on economic activity have caused a significant decrease in the demand for oil and has created disruptions and volatility in the global marketplace for oil and gas beginning in the first quarter of 2020, which negatively affected our results of operations and cash flows. These conditions persisted throughout the second quarter and continue to negatively affect our results of operations and cash flows. While demand and commodity prices have shown signs of recovery, they are not back to pre-pandemic levels, and financial results may continue to be depressed in future quarters. The extent to which the COVID-19 pandemic impacts our business going forward will depend on numerous evolving factors we cannot reliably predict, including the duration and scope of the pandemic; governmental, business, and individuals’ actions in response to the pandemic; and the impact on economic activity including the possibility of recession or financial market instability. These factors may adversely impact the supply and demand for oil and gas and our ability to produce and transport oil and gas and perform operations at and on our properties. This uncertainty also affects management’s accounting estimates and assumptions, which could result in greater variability in a variety of areas that depend on these estimates and assumptions, including investments, receivables, and forward-looking guidance. Refer to “Risk Factors” of this Form 10-Q) for a discussion of these factors and other risks.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company has provided a discussion of significant accounting policies, estimates and judgments in its 2019 Annual Report. There have been no changes to the Company’s significant accounting policies since December 31, 2019.

Recently Issued Accounting Pronouncements

The Company does not expect the adoption of any other recently issued accounting pronouncements to have a significant impact on its financial position, results of operations, or cash flows.

Subsequent Events

The Company has evaluated all transactions through the date the consolidated financial statements were issued for subsequent event disclosure consideration.

NOTE 4 – REVENUE FROM CONTRACTS WITH CUSTOMERS

Disaggregation of Revenue from Contracts with Customers. The following table disaggregates revenue by significant product type in the periods indicated (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Oil sales	$605	$4,037	$3,307	$5,490
Natural gas sales	41	26	131	135
Natural gas liquids sales	10	7	50	13
Total revenue from customers	$656	$4,070	$3,488	$5,638

There were no significant contract liabilities or transaction price allocations to any remaining performance obligations as of June 30, 2020.

NOTE 5 – CASH

The following table provides a reconciliation of cash and restricted cash reported within the balance sheets, which sum to the total of such amounts as of June 30, 2020 and December 31, 2019 (in thousands):

	June 30, 2020	December 31, 2019
Cash	$10,209	$22,415
Restricted cash included in other assets	3,297	3,297
Total cash and restricted cash	$13,506	$25,712

NOTE 6 – OIL AND GAS PROPERTIES

The following table summarizes the Company’s oil and gas activities by classification for the six months ended June 30, 2020 (in thousands):

	Balance at December 31, 2019	Additions	Disposals	Transfers	Balance at June 30, 2020
Oil and gas properties, subject to amortization	$107,164	$4,924	$—	$7,284	$119,372
Oil and gas properties, not subject to amortization	14,896	478	—	(7,284)	8,090
Asset retirement costs	1,547	(230)	—	—	1,317
Accumulated depreciation and depletion	(31,759)	(5,186)	—	—	(36,945)
Total oil and gas assets	$91,848	$(14)	$—	$—	$91,834

For the six-month period ended June 30, 2020, the Company incurred $5,402,000 in capital costs primarily related to the drilling of a salt water disposal well (“SWD”) in our Permian Basin Asset in order to increase the produced water injection capacity for the Company’s Chaveroo field and, in turn, increase production of the corresponding wells therein. The drilling and completion of the SWD was postponed due to the downturn in the economic conditions in the oil and gas industry during the first quarter of 2020, but with the recent increases in oil prices, the Company now plans to complete the SWD in September 2020. The Company will continue to monitor the environment for future completion opportunities.

Also, the Company transferred $7,284,000 in capital costs from three recently completed wells, for which production had not commenced, from unproved properties to proved properties, when production began during the early part of 2020. Additionally, drilling and completion costs of $8,090,000, the majority of which were incurred in the prior year and for the uncompleted SWD noted above, and one well in the Permian Asset, for which production had not yet commenced; were therefore included in the amount not subject to amortization at June 30, 2020.

The depletion recorded for production on proved properties for the three and six months ended June 30, 2020 and 2019, amounted to $1,808,000 compared to $2,715,000, and $5,186,000, compared to $4,855,000, respectively.

NOTE 7 – PPP LOAN

On April 22, 2020, the Company received loan proceeds of $370,000 (the “Original PPP Loan”) under the U. S. Small Business Administration’s (“SBA”) Paycheck Protection Program (“PPP”) established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), and on April 23, 2020, the SBA issued guidance that cast doubt on the ability of public companies to qualify for a PPP loan. As a result, out of an abundance of caution, on May 1, 2020, the Company repaid the full amount of the Original PPP Loan to Texas Capital Bank, N.A.

Upon the issuance of further guidance from the SBA, on June 2, 2020, the Company again received loan proceeds of $370,000 (the “New PPP Loan”) under the SBA PPP. The New PPP Loan is evidenced by a promissory note, dated as of May 28, 2020 (the “Note”), between the Company and Texas Capital Bank, N.A. The Note has a two-year term, bears interest at the rate of 1.00% per annum, and may be prepaid at any time without payment of any premium.  No payments of principal or interest are due during the six-month period beginning on the date of the Note. The principal and accrued interest under the Note are forgivable after eight weeks if the Company uses the New PPP Loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and otherwise complies with PPP requirements, with the full principal and accrued interest expected to be forgiven in full by the Company. As of June 30, 2020, the Company has accrued $300 in interest.

NOTE 8 – ASSET RETIREMENT OBLIGATIONS

Activity related to the Company’s asset retirement obligations is as follows (in thousands):

Six Months Ended June 30, 2020
Balance at the beginning of the period *	$2,099
Accretion expense	146
Liabilities settled	(42)
Changes in estimates	(230)
Balance at end of period	$1,973
___________

* Includes $225,000 of current asset retirement obligations at December 31, 2019. There were no obligations due within the 12 months from June 30, 2020.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

Lease Agreements

Currently, the Company has one operating lease for office space that requires Accounting Standards Codification (ASC) Topic 842 treatment, discussed below.

The Company’s leases typically do not provide an implicit rate. Accordingly, the Company is required to use its incremental borrowing rate in determining the present value of lease payments based on the information available at commencement date. The Company’s incremental borrowing rate would reflect the estimated rate of interest that it would pay to borrow on a collateralized basis over a similar term, an amount equal to the lease payments in a similar economic environment. However, the Company currently maintains no debt, and in order to apply an appropriate discount rate, the Company used an average discount rate of eight publicly-traded peer group companies similar to it based on size, geographic location, asset types and/or operating characteristics.

The Company has a sublease for its corporate offices in Houston, Texas on approximately 5,200 square feet of office space that expires on August 31, 2023 and has a base monthly rent of approximately $10,000.

The Company also has a lease for 187 square feet of office space located in Danville, California for the Company’s Executive Vice President and General Counsel. The monthly rent is $1,200, and the lease expires on August 28, 2020. The Company does not plan to renew this lease upon expiration in an effort to further reduce Company expenses. The Company did not apply ASC Topic 842 to this lease, as the lease term and extension period are for 12-months or less, and we cannot currently conclude if the lease will be renewed or extended beyond a 12-month period. In April 2020, the Company was granted a 20% discount on the remaining lease term. Therefore, the total current obligation for the remainder of this lease through August 2020 is $1,000.

For the six months ended June 30, 2020, the Company incurred lease expense of $55,000, for the combined leases.

Supplemental cash flow information related to the Company’s operating lease is included in the table below (in thousands):

Six Months Ended June 30, 2020
Cash paid for amounts included in the measurement of lease liabilities	$58

Supplemental balance sheet information related to operating leases is included in the table below (in thousands):

June 30, 2020
Operating lease – right-of-use asset	$316

Operating lease liabilities – current	$101
Operating lease liabilities – long-term	248
Total lease liability	$349

The weighted-average remaining lease term for the Company’s operating lease is 3.2 years as of June 30, 2020, with a weighted-average discount rate of 5.35%.

Lease liability with enforceable contract terms that have greater than one-year terms are as follows (in thousands):

Remainder of 2020	$58
2021	118
2022	121
2023	82
Thereafter	—
Total lease payments	379
Less imputed interest	(30)
Total lease liability	$349

Leasehold Drilling Commitments

The Company’s oil and gas leasehold acreage is subject to expiration of leases if the Company does not drill and hold such acreage by production or otherwise exercises options to extend such leases, if available, in exchange for payment of additional cash consideration. In the D-J Basin Asset, 170 net acres expire during the remainder of 2020, and no significant net acres expire thereafter (net to our direct ownership interest only). In the Permian Basin Asset, 12 acres are due to expire in 2020 and 4,940 net acres expire thereafter (net to our direct ownership interest only). The Company plans to hold significantly all of this acreage through a program of drilling and completing producing wells. If the Company is not able to drill and complete a well before lease expiration, the Company may seek to extend leases where able.

Other Commitments

Although the Company may, from time to time, be involved in litigation and claims arising out of its operations in the normal course of business, the Company is not currently a party to any material legal proceeding. In addition, the Company is not aware of any material legal or governmental proceedings against it or contemplated to be brought against it.

As part of its regular operations, the Company may become party to various pending or threatened claims, lawsuits and administrative proceedings seeking damages or other remedies concerning its commercial operations, products, employees and other matters.

Although the Company provides no assurance about the outcome of these or any other pending legal and administrative proceedings and the effect such outcomes may have on the Company, the Company believes that any ultimate liability resulting from the outcome of such proceedings, to the extent not otherwise provided for or covered by insurance, will not have a material adverse effect on the Company’s financial condition or results of operations.

NOTE 10 – SHAREHOLDERS’ EQUITY

Common Stock

During the six months ended June 30, 2020, the Company granted an aggregate of 1,119,000 restricted stock awards to various employees and a consultant of the Company. Additionally, 55,000 shares of restricted common stock were forfeited to the Company and cancelled due to an employee termination (see Note 11 below).

Warrants

During the six months ended June 30, 2020, no warrants were granted, exercised or cancelled, and as of June 30, 2020, the Company had warrants to purchase 150,329 shares of common stock outstanding, with an exercise price of $0.32 per share and a June 25, 2021 expiration date. The intrinsic value of these outstanding, as well as exercisable, warrants on June 30, 2020 was $73,000.

NOTE 11 – SHARE-BASED COMPENSATION

The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award over the vesting period.

Common Stock

On January 13, 2020, restricted stock awards were granted to various employees and one consultant for an aggregate of 1,049,000 (including 924,000 restricted stock awards to officers of the Company) and 70,000 shares, respectively, of the Company’s common stock, under the Company’s Amended and Restated 2012 Equity Incentive Plan. The grant of the 1,049,000 shares of restricted stock vest as follows: 33.3% vest each subsequent year from the date of grant, contingent upon the recipient’s continued service with the Company. These shares have a total fair value of $1,172,000, based on the market price on the issuance date. The grant of the 70,000 shares of restricted stock vest as follows: 100% on the one-year anniversary of the grant date, subject to the recipient’s continued service with the Company. These consultant shares have a total fair value of $118,000, based on the market price on the issuance date.

In February 2020, 55,000 shares of restricted common stock were forfeited to the Company and cancelled due to an employee termination. As a result, these shares are once again eligible to be awarded under the Company’s Amended and Restated 2012 Equity Incentive Plan.

Share-based compensation expense recorded related to the vesting of restricted stock for the six months ended June 30, 2020 was $1,282,000. The remaining unamortized share-based compensation expense at June 30, 2020 related to restricted stock was $1,492,000.

Options

During the six months ended June 30, 2020, no options were exercised, options to purchase 733,000 shares of common stock were granted (discussed below), options to purchase 34,000 shares of common stock expired, and options to purchase 90,000 shares of common stock were cancelled.

On January 13, 2020, the Company granted options to purchase an aggregate of 733,000 shares of common stock to various Company employees at an exercise price of $1.68 per share. The options have a term of five years and fully vest in January 2023, with 33.3% of each grant vesting each subsequent year from the date of grant, contingent upon each recipient’s continued service with the Company. The aggregate fair value of the options on the date of grant, using the Black-Scholes model, was $1,053,000. Variables used in the Black-Scholes option-pricing model for the options issued include: (1) a discount rate of 1.63%, (2) expected term of 3.5 years, (3) expected volatility of 155%, and (4) zero expected dividends.

During the six months ended June 30, 2020, the Company recognized stock option expense of $290,000. The remaining amount of unamortized stock options expense at June 30, 2020, was $655,000.

The intrinsic value of outstanding and exercisable options on June 30, 2020 was $56,000.

Option activity during the six months ended June 30, 2020 was:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contract Term (Years)
Outstanding at December 31, 2019	753,349	$3.30	2.4
Granted	733,000	$1.68
Expired/Canceled	(124,000)	$2.23
Outstanding at June 30, 2020	1,362,349	$2.32	3.3
Exercisable at June 30, 2020	686,016	$2.97	2.1

NOTE 12 – INCOME TAXES

The Company has estimated that its effective tax rate for U.S. purposes will be zero for the 2020 and 2019 fiscal years as a result of net losses and a full valuation allowance against the net deferred tax assets. Consequently, the Company has recorded no provision or benefit for income taxes for the three months ended June 30, 2020 and 2019.

NOTE 13 – SUBSEQUENT EVENTS

The recent outbreak of COVID-19, which has been declared by the World Health Organization to be a pandemic, has spread across the globe and is impacting worldwide economic activity. A pandemic, including COVID-19, or other public health epidemic poses the risk that the Company or its employees, vendors, and other partners may be prevented from conducting business activities at full capacity for an indefinite period of time, including due to spread of the disease within these groups or due to shutdowns that may be requested or mandated by governmental authorities. While it is not possible at this time to estimate the full impact that COVID-19 will have on the Company’s business, the continued spread of COVID-19 and the measures taken by the governments of countries affected and in which the Company operates has disrupted, and may continue to disrupt, the operation of the Company’s business for a prolonged period of time. The COVID-19 outbreak and mitigation measures have also had an adverse impact on global economic conditions, as well as an adverse effect on the Company’s business and financial condition, and may continue to have an adverse effect on the Company, including on its potential to conduct financings on terms acceptable to the Company, if at all. In addition, the Company has taken temporary precautionary measures intended to help minimize the risk of the virus to its employees, vendors and guests, including limiting the number of occupants at the Company’s Houston headquarters and requiring all others to work remotely, and discouraging employee attendance at in-person work-related meetings, which could negatively affect the Company’s business. The extent to which the COVID-19 outbreak will continue to impact the Company’s results will depend on future developments that are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of the virus, the availability and efficacy of vaccines, and the actions to contain its impact.

In August, 2020, restricted stock awards were granted to three board members, an affiliate and an advisor for an aggregate of 240,000, 70,000 and 70,000 shares, respectively, of the Company’s common stock, under the Company’s Amended and Restated 2012 Equity Incentive Plan. The grant of the 240,000 shares of restricted stock vest as follows: 100% of 170,000 shares and 100% of 70,000 shares vesting on July 12, 2021 and September 21, 2021, respectively, contingent upon the recipient’s continued service with the Company. These shares have a total fair value of $506,000, based on the market price on the issuance date.  The grant of the remaining aggregate of 140,000 shares of restricted stock vest as follows: 100% on the six-month anniversary of the grant date, subject to the recipient’s continued service with the Company.  These affiliate and advisor shares have a total fair value of $295,000, based on the market price on the issuance date.

In August 2020, the Company issued 32,012 total shares of common stock upon the cashless exercise of stock options to purchase an aggregate of 37,500 shares of common stock with an exercise price of $0.3088 per share, based on a then current market value of $2.11 per share, under the terms of the options. The options had an intrinsic value of $68,000 on the exercise date.

In August 2020, 74,000 shares of restricted common stock were forfeited to the Company and cancelled due to an employee termination. As a result, these shares are once again eligible to be awarded under the Company’s Amended and Restated 2012 Equity Incentive Plan.

SANDRIDGE PERMIAN TRUST
STATEMENTS OF ASSETS AND TRUST CORPUS
(In thousands, except unit data)

	December 31,
	2019	2018
ASSETS
Cash and cash equivalents	$4,698	$2,367
Investment in royalty interests	549,831	549,831
Less: accumulated amortization and impairment	(447,373)	(436,973)
Net investment in royalty interests	102,458	112,858
Total assets	$107,156	$115,225
TRUST CORPUS
Trust corpus, 52,500,000 common units issued and outstanding at December 31,2019 and 2018	$107,156	$115,225

The accompanying notes are an integral part of these financial statements.

SANDRIDGE PERMIAN TRUST
STATEMENTS OF DISTRIBUTABLE INCOME
(In thousands, except unit and per unit data)

	Years Ended December 31,
	2019	2018
Revenues
Royalty income	$22,442	$29,857
Total revenues	22,442	29,857
Expenses
Post-production expenses	50	46
Property taxes	—	1,559
Production taxes	1,061	1,423
Franchise taxes	47	47
Trust administrative expenses	1,734	1,402
Cash reserves withheld, net of amounts used for current Trust expenses	2,261	54
Total expenses	5,153	4,531
Distributable income available to unitholders	17,289	25,326
Distributable income per unit	$0.329	$0.482

The accompanying notes are an integral part of these financial statements.

SANDRIDGE PERMIAN TRUST
STATEMENTS OF CHANGES IN TRUST CORPUS
(In thousands)

	Years Ended December 31,
	2019	2018
Trust corpus, beginning of year	$115,225	$126,168
Amortization of investment in royalty interests	(10,399)	(11,018)
Net cash reserves withheld	2,261	54
Distributable income	17,289	25,326
Distributions paid or payable to unitholders	(17,220)	(25,305)
Trust corpus, end of year	$107,156	$115,225

The accompanying notes are an integral part of these financial statements.

SANDRIDGE PERMIAN TRUST
NOTES TO FINANCIAL STATEMENTS
1. Organization of the Trust

Nature of Business. SandRidge Permian Trust (the “Trust”) is a statutory trust formed under the Delaware Statutory Trust Act pursuant to a trust agreement, as amended and restated, by and among SandRidge Energy, Inc. (“SandRidge”), as Trustor, The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), and The Corporation Trust Company, as Delaware Trustee (the “Delaware Trustee”) (such amended and restated trust agreement, as amended to date, the “trust agreement”).

The Trust holds royalty interests conveyed by SandRidge from its interests in specified oil and natural gas properties located in Andrews County, Texas (the “Underlying Properties”). These royalty interests were conveyed by SandRidge to the Trust (the “Royalty Interests”) concurrent with the initial public offering of the Trust’s common units (“Trust units”) in August 2011. As consideration for conveyance of the Royalty Interests, the Trust remitted the proceeds of the offering, along with 4,875,000 Trust units and 13,125,000 subordinated units of the Trust (“subordinated units”), to certain wholly owned subsidiaries of SandRidge. At December 31, 2019, SandRidge owned 13,125,000 Trust units, or 25% of all Trust units.

Pursuant to a development agreement between the Trust and SandRidge, SandRidge was obligated to drill, or cause to be drilled, 888 development wells within an area of mutual interest (“AMI”) by March 31, 2016 (the “Trust Development Wells”). SandRidge fulfilled this obligation in November 2014, and, as a result, the subordinated units converted to Trust units in January 2016.

On November 1, 2018, SandRidge sold all of its interests in the Underlying Properties and all of its outstanding Trust units (the “Sale Transaction”) to Avalon Energy, LLC, a Texas limited liability company (“Avalon”). The Conveyances permitted SandRidge to sell all or any part of its interest in the Underlying Properties, where the Underlying Properties were sold subject to and burdened by the Royalty Interests. In connection with the transaction (the “Sale Transaction”), Avalon and its affiliates assumed all of SandRidge’s obligations under the conveyances and the trust agreement and the administrative services agreement between SandRidge and the Trust pursuant to which SandRidge and Avalon have provided accounting, tax preparation, bookkeeping and informational services to the Trust. In addition, SandRidge assigned its rights to Avalon under the registration rights agreement between SandRidge and the Trust. As of December 31, 2019, Avalon holds 13,125,000 Trust units, or 25% of all Trust units.

The Trust is passive in nature and neither the Trust nor the Trustee has any control over, or responsibility for, any operating or capital costs related to the Underlying Properties. The business and affairs of the Trust are administered by the Trustee. The trust agreement generally limits the Trust’s business activities to owning the Royalty Interests and certain activities reasonably related thereto, including activities required or permitted by the terms of the conveyances related to the Royalty Interests.

Distributions. The Trust makes quarterly cash distributions of substantially all of its cash receipts, after deducting amounts for the Trust’s administrative expenses, property tax and Texas franchise tax and cash reserves withheld by the Trustee, on or about the 60th day following the completion of each quarter. Due to the timing of the payment of production proceeds to the Trust, each distribution covers production from a three-month period consisting of the first two months of the most recently ended quarter and the final month of the quarter preceding it.

Dissolution. The Trust will dissolve and begin to liquidate on March 31, 2031 (the “Termination Date”), unless sooner dissolved in accordance with the terms of the trust agreement as described below, and will soon thereafter wind up its affairs and terminate. At the Termination Date, 50% of the Royalty Interests will revert automatically to Avalon. The remaining 50% of the Royalty Interests will be sold at that time, with the net proceeds of the sale, as well as any remaining Trust cash reserves, distributed to the unitholders on a pro rata basis, subject to Avalon’s right of first refusal to purchase the Royalty Interests retained by the Trust at the Termination Date. The Trust may also dissolve should one of the following events occur prior to the Termination Date: (a) the Trust sells all of the Royalty Interests; (b) cash available for distribution for any four consecutive quarters, on a cumulative basis, is less than $5.0 million; (c) the Trust unitholders approve an earlier dissolution of the Trust; or (d) the Trust is judicially dissolved pursuant to the provisions of the Delaware Statutory Trust Act. In the case of any of the foregoing, the Trustee would then sell all of the Trust’s assets (subject to Avalon’s right of first refusal to purchase the Royalty Interests retained by the Trust as of the date of such event), either by private sale or public auction, and distribute the net proceeds of the sale to the Trust unitholders after payment, or reasonable provision for payment, of all Trust liabilities.

2. Significant Accounting Policies

Basis of Accounting. The financial statements of the Trust differ from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as the Trust records revenues when cash is received (rather than when earned) and expenses when paid (rather than when incurred) and may also establish cash reserves for contingencies, which would not be accrued in financial statements prepared in accordance with GAAP. This comprehensive basis of accounting other than GAAP corresponds to the accounting permitted for royalty trusts by the United States Securities and Exchange Commission (“SEC”) as specified by Staff Accounting Bulletin Topic 12:E, Financial Statements of Royalty Trusts. Amortization of investment in the Royalty Interests, calculated on a unit-of-production basis, and any impairments are charged directly to trust corpus. Distributions to unitholders are recorded when declared.

Significant Accounting Policies. Most accounting pronouncements apply to entities whose financial statements are prepared in accordance with GAAP, which may require such entities to accrue or defer revenues and expenses in a period other than when such revenues are received or expenses are paid. Because the Trust’s financial statements are prepared on the modified cash basis as described above, most accounting pronouncements are not applicable to the Trust’s financial statements.

Use of Estimates. The preparation of financial statements requires the Trust to make estimates and assumptions that affect the reported amounts of assets and trust corpus and the reported amounts of revenues and expenses during the reporting period. Significant estimates that impact the Trust’s financial statements include estimates of proved oil, natural gas and natural gas liquids (“NGL”) reserves, which are used to compute the Trust’s amortization of investment in the Royalty Interests and, as necessary, to evaluate potential impairment of its investment in the Royalty Interests. Actual results could differ from those estimates.

Distributable Income Per Unit. Distributable income per unit amounts as calculated for the periods presented in the accompanying statements of distributable income may differ from declared distribution amounts per unit due to rounding and interest income. All Trust unitholders share on a pro rata basis in the Trust’s distributable income (See Note 1).

Cash and Cash Equivalents. Cash and cash equivalents consist of all highly-liquid instruments with original maturities of three months or less.

Investment in Royalty Interests. Significant dispositions or abandonments of the Underlying Properties are charged to investment in the Royalty Interests and the trust corpus. Amortization of investment in the Royalty Interests is calculated on a calendar-based units-of-production basis, whereby the Trust’s cost basis is divided by the proved reserves attributable to the Royalty Interests to derive an amortization rate per reserve unit. Amortization is recorded when units are produced. Such amortization does not reduce distributable income, rather it is charged directly to trust corpus. Revisions to estimated future units-of-production are treated on a prospective basis beginning on the date significant revisions are known.

Impairment of Investment in Royalty Interests. On a quarterly basis, the Trust evaluates the carrying value of the Investment in Royalty Interests by comparing the undiscounted cash flows expected to be realized from the Royalty Interest to the carrying value. If the expected future undiscounted cash flows are less than the carrying value, the Trust recognizes an impairment loss for the difference between the carrying value and the estimated fair value of the Royalty Interest, which is determined using future cash flows of the net oil, natural gas and NGL reserves attributable to the Royalty Interests, discounted at a rate based upon the weighted average cost of capital of publicly traded royalty trusts. The weighted average cost of capital is based upon inputs that are readily available in the public market. The future cash flows of the net oil, natural gas and NGL reserves attributable to the Royalty Interests utilizes the oil and natural gas futures prices readily available in the public market adjusted for differentials and estimated quantities of oil, natural gas and NGL reserves that geological and engineering data demonstrate, with reasonable certainty, to be recoverable in future years from known reservoirs under existing economic and operating conditions. As there are numerous uncertainties inherent in estimating quantities of proved reserves, these quantities are a significant unobservable input resulting in the fair value measurement being considered a level 3 measurement within the fair value hierarchy. There were no impairments in the carrying value of the Investment in Royalty Interests during 2019 or 2018. Material write-downs in subsequent periods may occur if commodity prices decline. Any impairment would result in a non-cash charge to trust corpus and would not affect the Trust's distributable income. See “Risks and Uncertainties” in Note 5 below for further discussion.

Revenue and Expenses. Revenues received by the Trust are reduced by post-production expenses, production taxes and general and administrative expenses paid and are adjusted for cash reserves withheld by the Trustee in order to determine distributable income. The Royalty Interests are not burdened by field and lease operating expenses.

Concentration of Risk. The Trust maintains cash balances at one financial institution which are insured by the Federal Deposit Insurance Corporation up to $250,000. The Trust typically has balances in these accounts that substantially exceed the federally insured limit. The Trust does not anticipate any loss associated with balances exceeding the federally insured limit.

3. Income Taxes; Property Taxes

The Trust is treated as a partnership for federal and applicable state income tax purposes. For U.S. federal income tax purposes, a partnership is not a taxable entity and incurs no U.S. federal income tax liability. With respect to state taxation, a partnership is typically treated in the same manner as it is for U.S. federal income tax purposes. However, the Trust’s activities result in the Trust having nexus in Texas and, therefore, make it subject to Texas franchise tax. Texas franchise tax is treated as an income tax for financial statement purposes. The Trust is required to pay Texas franchise tax each year at a maximum effective rate (subject to changes in the statutory rate) of 0.525% of its gross income, all of which is realized from activities in Texas. The Trust records Texas franchise tax when paid. The Trust paid its 2018 Texas franchise tax of approximately $0.1 million during the year ended December 31, 2019. The Trust paid its 2017 Texas franchise tax of approximately $0.1 million during the year ended December 31, 2018. The Trust expects to pay its estimated 2019 Texas franchise tax liability of approximately $0.1 million during the year ending December 31, 2020. Further, the Trust’s tax years 2015 to present remain open for examination with respect to Texas franchise tax.

The Trust records Texas property taxes when paid. The Trust paid its 2018 property taxes of approximately $1.6 million during the year ended December 31, 2018. Due to timing issues, the Trust did not make any property tax payments during the year ended December 31, 2019, as it paid its 2019 property taxes of approximately $1.7 million in January 2020.

4. Distributions to Unitholders

The Trust makes quarterly cash distributions of substantially all of its cash receipts, after deducting amounts for the Trust’s administrative expenses, property tax and Texas franchise tax and cash reserves withheld by the Trustee, on or about the 60th day following the completion of each quarter. Distributions cover a three-month production period consisting of the first two months of the most recently ended quarter and the final month of the preceding quarter. A summary of the Trust’s distributions to unitholders is as follows:

	Covered Production Period	Date Declared	Date Paid	Distribution	Distribution Per Common Unit
Calendar Quarter 2019
First Quarter	September 1, 2018 -November 30, 2018	January 24, 2019	February 22, 2019	$5.0	$0.095
Second Quarter	December 1, 2018 -February 28, 2019	April 25, 2019	May 24, 2019	$3.7	$0.071
Third Quarter	March 1, 2019 -May 31, 2019	July 24, 2019	August 23, 2019	$4.7	$0.089
Fourth Quarter	June 1, 2019 -August 31, 2019	October 24, 2019	November 24, 2019	$3.8	$0.073

Calendar Quarter 2018
First Quarter	September 1, 2017 -November 30, 2017	January 25, 2018	February 23, 2018	$5.9	$0.113
Second Quarter	December 1, 2017 -February 28, 2018	April 26, 2018	May 25, 2018	$6.6	$0.125
Third Quarter	March 1, 2018 -May 31, 2018	July 26, 2018	August 24, 2018	$6.8	$0.129
Fourth Quarter	June 1, 2018 -August 31, 2018	October 25, 2018	November 23, 2018	$6.0	$0.115

On February 28, 2020, the Trust paid a cash distribution of $4.2 million covering production for the period from September 1, 2019 to November 30, 2019. See Note 8 for further discussion.

5. Commitments and Contingencies

Loan Commitment. Pursuant to the trust agreement, if at any time the Trust’s cash on hand (including available cash reserves) is not sufficient to pay the Trust’s ordinary course administrative expenses as they become due, Avalon will, at the Trustee’s request, loan funds to the Trust necessary to pay such expenses. Any funds loaned by Avalon pursuant to this commitment will be limited to the payment of current accounts payable or other obligations to trade creditors in connection with obtaining goods or services or the payment of other current liabilities arising in the ordinary course of the Trust’s business, and may not be used to satisfy Trust indebtedness, or to make distributions. If Avalon loans funds pursuant to this commitment, unless Avalon agrees otherwise, no further distributions will be made to unitholders (except in respect of any previously determined quarterly cash distribution amount) until such loan is repaid. Any such loan will be on an unsecured basis, and the terms of such loan will be substantially the same as those which would be obtained in an arm’s length transaction between Avalon and an unaffiliated third party. No such loan from Avalon was outstanding at December 31, 2019 or 2018.

Risks and Uncertainties. The Trust’s revenue and distributions are substantially dependent upon the prevailing and future prices for oil and natural gas, each of which depends on numerous factors beyond the Trust’s control such as overall oil and natural gas production and inventories in relevant markets, economic conditions, the global political environment, regulatory developments and competition from other energy sources. Oil and natural gas prices historically have been volatile, and may be subject to significant fluctuations in the future. Low levels of future production and continued low commodity prices would continue to reduce the Trust’s revenues and distributable income available to unitholders.

The Trust is highly dependent on Avalon for multiple services, including the operation of the Trust wells, remittance of net proceeds from the sale of associated production to the Trust, administrative services such as accounting, tax preparation, bookkeeping and informational services performed on behalf of the Trust, and potentially for loans to pay Trust administrative expenses. Avalon is a relatively new oil and gas company formed in August 2018 with no prior operating history. Avalon’s ability to continue operating the properties depends on its future financial condition and economic performance, access to capital, and other factors, many of which are out of Avalon's control.

6. Related Party Transactions

Trustee Administrative Fee. Under the terms of the trust agreement, the Trust pays an annual administrative fee to the Trustee, which prior to 2017 was $150,000. The annual administrative fee can be adjusted for inflation by no more than 3% in any year. The Trustee’s administrative fees paid during the years ended December 31, 2019 and 2018 totaled approximately $158,000 and $155,000, respectively.

Registration Rights Agreement. The Trust is party to a registration rights agreement pursuant to which the Trust has agreed to register the offering of the Trust units now held by Avalon upon request by Avalon. The holders have the right to require the Trust to file no more than five registration statements in aggregate, one of which has been filed to date. The Trust does not bear any expenses associated with such transactions.

Administrative Services Agreement. The Trust is party to an Administrative Services Agreement with Avalon (as the assignee of SandRidge) that obligates the Trust to pay Avalon an annual administrative services fee for accounting, tax preparation, bookkeeping and informational services performed by Avalon on behalf of the Trust. For its services under the Administrative Services Agreement, Avalon receives an annual fee of $300,000, which is payable in equal quarterly installments and will remain fixed for the life of the Trust. Avalon is also entitled to receive reimbursement for its out-of-pocket fees, costs and expenses incurred in connection with the provision of any of the services under the Administrative Services Agreement. The Administrative Services Agreement will terminate on the earliest to occur of: (i) the date the Trust shall have dissolved and commenced winding up in accordance with the Trust Agreement, (ii) the date that all of the Royalty Interests have been terminated or are no longer held by the Trust, (iii) pertaining to services to be provided with respect to any Underlying Properties transferred by Avalon, the date that either Avalon or the Trustee may designate by delivering 90-days’ prior written notice, provided that the transferee of such Underlying Properties assumes responsibility to perform the services in place of Avalon and (iv) a date mutually agreed by Avalon and the Trustee. During the year ended December 31, 2019 the Trust paid administrative fees in the amount of $75,000 to SandRidge, as provided under the Transition Services Agreement between SandRidge and Avalon, and $225,000 to Avalon. During the year ended December 31, 2018, the Trust paid administrative fees in the amount of $300,000 to SandRidge.

7. Major Customers

For the years ended December 31, 2019 and 2018, sales of production attributable to the Royalty Interests exceeding 10% of the Trust’s total revenues were made to the following oil or natural gas purchasers:

	Sales	% of Revenue
	(in thousands)
2019
Enterprise Crude Oil LLC	$17,063	81.2%
ConocoPhillips Company	$3,951	18.8%
2018
Enterprise Crude Oil LLC	$22,685	76.0%
ConocoPhillips Company	$4,917	16.5%

In October 2019, Avalon entered into a crude oil purchasing agreement with Ace Gathering Inc., a Texas corporation doing business as Ace Energy Solutions (“ACE”). Pursuant to the terms of the contract, Avalon is required to deliver all crude oil produced from wells it operates, including the Underlying Properties, beginning November 1, 2019. As a result, all production from the Underlying Properties is committed to ACE under the contract through December 31, 2021. The price for each barrel of crude oil delivered under the contract is NYMEX West Texas Intermediate averaged over the month of delivery, subject to certain adjustments as set forth in the contract. Avalon entered into this contract, together with an agreement whereby Avalon can purchase condensate from ACE to use in its well workover program, in order to maximize the price of production, as well as the transparency of pricing, from the Underlying Properties and other properties operated by Avalon. Transportation of crude oil sold by Avalon will continue to utilize existing pipeline systems and suppliers, including Enterprise Crude Oil LLC and ConocoPhillips Company.

8. Subsequent Events

On January 23, 2020, the Trust declared a cash distribution of $0.080 per unit covering production for the three-month period from September 1, 2019 to November 30, 2019 for record unitholders as of February 14, 2020. A distribution of $4.2 million was paid on February 28, 2020. Distributable income for September 1, 2019 to November 30, 2019 was calculated as follows (in thousands, except for unit and per unit amounts):

Revenues
Royalty income	$5,273
Total revenues	5,273
Expenses
Post-production expenses	15
Production taxes	254
Cash reserves withheld by Trustee(1)	620
Total expenses	889
Distributable income	$4,384
Additional cash reserve(2)	190
Distributable income available to unitholders	$4,194
Distributable income per unit (52,500,000 units issued and outstanding)	$0.080
___________

(1) Includes amounts withheld for payment of future Trust administrative expenses.

(2) Cash reserve increase for the payment of future known, anticipated or contingent expenses or liabilities.

9. Supplemental Information on Oil and Natural Gas Producing Activities (Unaudited)

The following supplemental information includes capitalized costs related to oil and natural gas producing activities; costs incurred in oil and natural gas property acquisition, exploration and development; and the results of operations for oil and natural gas producing activities. Supplemental information is also provided for oil, natural gas and NGL production and average sales prices; the estimated quantities of proved oil, natural gas and NGL reserves; the standardized measure of discounted future net cash flows associated with proved oil, natural gas and NGL reserves; and a summary of the changes in the standardized measure of discounted future net cash flows associated with proved oil, natural gas and NGL reserves. This supplemental information was prepared on an accrual basis, which is the basis upon which Avalon, SandRidge, and the Underlying Properties maintained their records and is different from the modified cash basis on which the Trust’s financial statements are prepared. A reconciliation of information presented on the modified cash basis to the accrual basis for the years ended December 31, 2019 and 2018 is as follows:

	Year Ended December 31, 2019
		For the period
	Modified Cash Basis(1)	September 1, 2018 to December 31, 2018	September 1, 2019 to December 31, 2019	Accrual Basis(2)
Production Data (Unaudited)
Oil (MBbls)	422.0	(146.1)	138.7	415.0
NGL (MBbls)	57.0	(21.2)	13.8	49.6
Natural Gas (MMcf)	181.2	(67.2)	48.2	162.2
Combined equivalent volumes (MBoe)(3)	509.2	(178.5)	160.6	491.3

Royalty Income (in thousands)	$22,374	$(7,887)	$7,109	$21,596
Expenses (in thousands):
Post-production costs	50	2	2	54
Property taxes	—	(43)	1,719	1,676
Production taxes	1,061	(375)	335	1,021
	$21,263	$(7,471)	$5,053	$18,845

	Year Ended December 31, 2018
		For the period
	Modified Cash Basis(4)	September 1, 2017 to December 31, 2017	September 1, 2018 to December 31, 2018	Accrual Basis(2)
Production Data (Unaudited)
Oil (MBbls)	485.0	(168.3)	146.1	462.8
NGL (MBbls)	72.3	(25.4)	21.2	68.1
Natural Gas (MMcf)	227.3	(82.3)	67.2	212.2
Combined equivalent volumes (MBoe)(3)	595.2	(207.4)	178.5	566.3

Royalty Income (in thousands)	$29,806	$(9,472)	$7,887	$28,221
Expenses (in thousands):
Post-production costs	46	(1)	(2)	45
Property taxes	1,559	(43)	43	1,559
Production taxes	1,423	(451)	375	1,347
	$26,778	$(8,977)	$7,471	$25,270
___________

(1) Production volumes attributable to the Royalty Interests and related revenues and expenses included in Avalon’s net revenue distributions to the trust represents production from September 1, 2018 to August 31, 2019.

(2) Production volumes attributable to the Royalty Interests and related revenues and expenses, presented on an accrual basis for the years ended December 31, 2019 and 2018 respectively.

(3) Barrel of oil equivalent, determined using the ratio of six Mcf of natural gas to one Bbl of oil, which approximates the relative energy content of oil as compared to natural gas.

(4) Production volumes attributable to the Royalty Interests and related revenues and expenses included in SandRidge’s 2018 net revenue distributions to the Trust represents production from September 1, 2017 to August 31, 2018.

Capitalized Costs Related to Oil and Natural Gas Producing Activities

The Trust’s capitalized costs consisted of the following (in thousands):

	December 31,
	2019	2018
Investment in royalty interests
Proved(1)	$549,831	$549,831
Unproved	—	—
Total investment in royalty interests	549,831	549,831
Less accumulated amortization and impairment	(447,373)	(436,973)
Net investment in royalty interests	$102,458	$112,858
___________

(1) Royalty Interests conveyed to the Trust by Avalon were in proved properties only.

Costs Incurred in Oil and Natural Gas Property Acquisition, Exploration and Development

The Trust is not responsible for any costs incurred related to the Underlying Properties. As such, the Trust did not incur any costs in the exploration or development of oil and natural gas properties during the years ended December 31, 2019 or 2018.

Results of Operations for Oil and Natural Gas Producing Activities (Unaudited)

The Trust’s results of operations from oil and natural gas producing activities for each of the years ended 2019 and 2018 are shown in the following table (in thousands):

	December 31,(1)
	2019	2018
Revenues	$21,663	$28,272
Expenses(2)
Post-production costs	54	45
Property taxes	1,676	1,559
Production taxes	1,021	1,347
Amortization expense(3)	10,399	11,018
Income before income taxes	8,513	14,303
Income taxes(4)	36	47
Results of operations for oil and natural gas producing activities (excluding general and administrative costs and derivative settlements of the Trust)	$8,477	$14,256
___________

(1) Revenues and post-production costs attributable to volumes produced from January 1 to December 31 of the respective year, regardless of whether proceeds from the sale of production have been remitted to the Trust by Avalon and SandRidge, respectively.

(2) The Trust does not bear any well operating costs.

(3) Amortization is recorded by the Trust as volumes are produced and does not reduce distributable income, but rather, is recorded directly to trust corpus.

(4) Reflect Trust’s effective state income tax rate of 0.1655%. The Trust is not required to pay federal income tax.

Oil, Natural Gas and NGL Reserve Quantities (Unaudited)

Proved reserves are those quantities of oil, natural gas and NGL, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible, based on prices used to estimate reserves, from a given date forward from known reservoirs, and under existing economic conditions, operating methods, and government regulation before the time of which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain. Proved developed reserves are proved reserves expected to be recovered through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared with the cost of a new well. Proved undeveloped reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively large major expenditure is required for recompletion.

Netherland, Sewell & Associates, Inc. (“Netherland Sewell”), independent oil and natural gas consultants, prepared the estimates of proved reserves of oil, natural gas and NGL attributable to the Royalty Interests. Netherland Sewell are independent petroleum engineers, geologists, geophysicists and petrophysicists and do not own an interest in the Trust or its properties and are not employed on a contingent basis.

Based on its review of the estimates of proved reserves made by the independent petroleum engineers, SandRidge has advised the Trustee that the geoscience and engineering data examined provides reasonable assurance that the proved reserves are economically producible in future years from known reservoirs, and under existing economic conditions, operating methods and governmental regulations. Estimates of proved reserves are subject to change, either positively or negatively, as additional information is available and contractual and economic conditions change.

The table below represents the estimate of proved reserves attributable to the Trust’s net interest in oil and natural gas properties, all of which are located in the continental United States, based upon the evaluation by the Trustee and its independent petroleum engineers of pertinent geoscience and engineering data in accordance with the SEC’s regulations. Estimates of the Trust’s proved reserves have been prepared by independent reservoir engineers and geoscience professionals and are reviewed by members of SandRidge’s senior management with professional training in petroleum engineering to ensure that rigorous professional standards and the reserve definitions prescribed by the SEC are consistently applied.

The summary below presents changes in the Trust’s estimated reserves during the years ended December 31, 2019 and 2018.

	Oil (MBbls)	NGL (MBbls)	Natural Gas (MMcf)(1)
Proved developed and undeveloped reserves
As of December 31, 2017	4,999.9	758.9	2,544.4
Revisions of previous estimates	30.4	1.0	(168.4)
Extensions and discoveries	—	—	—
Production(2)	(462.8)	(68.1)	(212.2)
As of December 31, 2018	4,567.5	691.8	2,163.8
Revisions of previous estimates	(233.8)	(230.7)	(642.5)
Extensions and discoveries	—	—	—
Production(2)	(415.0)	(49.6)	(162.2)
As of December 31, 2019	3,918.7	411.5	1,359.1

Proved developed reserves(3)
As of December 31, 2018	4,567.5	691.8	2,163.8
As of December 31, 2019	3,918.7	411.5	1,359.1
Proved undeveloped reserves(3)
As of December 31, 2018	—	—	—
As of December 31, 2019	—	—	—
___________

(1) Natural gas reserves are computed at 14.65 pounds per square inch absolute and 60 degrees Fahrenheit.

(2) Volumes produced from January 1 to December 31 of the respective year, regardless of whether proceeds from the sale of such production have been remitted to the Trust by SandRidge or Avalon, as applicable.

(3) Estimated proved reserves were determined using a 12-month average price for oil, natural gas and NGL.

The Trust recognized net reductions to reserves associated with proved properties of approximately 571.6 MBoe as a result of pricing during 2019. The Trust recognized net additions to reserves associated with proved properties of approximately 3.3 MBoe due to pricing and well performance during 2018.

Standardized Measure of Discounted Future Net Cash Flows (Unaudited)

The assumptions underlying the computation of the standardized measure of discounted cash flows are summarized as follows:

●
the standardized measure includes estimates of proved oil, natural gas and NGL reserves and projected future production volumes based upon economic conditions;

●
pricing is applied based upon 12-month average market prices at December 31, 2019 and 2018. The calculated weighted average per unit prices for the Trust’s proved reserves and future net revenues were as follows;

	December 31,
	2019	2018
Oil (per barrel)	$51.58	$59.12
NGL (per barrel)	$19.55	$24.91
Natural Gas (per Mcf)	$0.88	$1.89

●
a discount factor of 10% per year is applied annually to the future net cash flows; and

●
future income tax expenses are computed based upon the estimated effective state income tax rates of 0.1655%. The Trust is not required to pay federal income taxes.

The summary below presents the Trust’s future net cash flows relating to proved oil, natural gas and NGL reserves based on the standardized measure in ASC Topic 932 (in thousands).

	As of December 31,
	2019	2018
Future cash inflows from production	$211,362	$291,358
Future production costs(1)	(16,434)	(22,896)
Future income taxes	(350)	(482)
Undiscounted future net cash flows	194,578	267,980
10% annual discount	(90,764)	(132,493)
Standardized measure of discounted future net cash flows	$103,814	$135,487
___________

(1) Includes the Trust’s proportionate share of production taxes and post-production costs. The Trust does not bear any development or operational costs related to wells.

The following table represents the Trust’s estimate of changes in the standardized measure of discounted future net cash flows from proved reserves (in thousands):

Present value as of December 31, 2017	$122,983
Revenues less post-production and other costs	(25,269)
Net changes in prices, production and other costs	27,269
Revisions of previous quantity estimates	716
Accretion of discount	11,217
Net changes in income taxes	(22)
Timing differences and other(1)	(1,407)
Net change for the year	12,504
Present value as of December 31, 2018	$135,487
Revenues less post-production and other costs	(18,843)
Net changes in prices, production and other costs	(18,032)
Revisions of previous quantity estimates	(10,641)
Accretion of discount	12,396
Net changes in income taxes	57
Timing differences and other(1)	3,390
Net change for the year	(31,673)
Present value as of December 31, 2019	$103,814
___________

(1) Changes in timing differences and other are related to revisions in the estimated timing of production and, as applicable, development.

10. Quarterly Financial Results (Unaudited)

The Trust’s operating results for each calendar quarter of 2019 and 2018 are summarized below (in thousands, except per unit data).

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(1)	(2)	(3)	(4)
2019
Royalty income	$6,257	$4,901	$6,068	$5,216
Distributable income available to unitholders	$4,981	$3,780	$4,671	$3,857
Distributable income per common unit	$0.095	$0.071	$0.089	$0.073

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(5)	(6)	(7)	(8)
2018
Royalty income	$6,925	$7,737	$7,984	$7,211
Distributable income available to unitholders	$5,935	$6,568	$6,781	$6,042
Distributable income per common unit	$0.113	$0.125	$0.129	$0.115
___________

(1) Includes proceeds attributable to production from the wells burdened by the Royalty Interests from September 1, 2018 to November 30, 2018.

(2) Includes proceeds attributable to production from the wells burdened by the Royalty Interests from December 1, 2018 to February 28, 2019.

(3) Includes proceeds attributable to production from the wells burdened by the Royalty Interests from March 1, 2019 to May 31, 2019.

(4) Includes proceeds attributable to production from the wells burdened by the Royalty Interests from June 1, 2019 to August 31, 2019.

(5) Includes proceeds attributable to production from the wells burdened by the Royalty Interests from September 1, 2017 to November 30, 2017.

(6) Includes proceeds attributable to production from the wells burdened by the Royalty Interests from December 1, 2017 to February 28, 2018.

(7) Includes proceeds attributable to production from the wells burdened by the Royalty Interests from March 1, 2018 to May 31, 2018.

(8) Includes proceeds attributable to production from the wells burdened by the Royalty Interests from June 1, 2018 to August 31, 2018.

SANDRIDGE PERMIAN TRUST
STATEMENTS OF ASSETS AND TRUST CORPUS
(In thousands, except unit data)

	June 30, 2020	December 31, 2019
	(Unaudited)
ASSETS
Cash and cash equivalents	$2,763	$4,698
Investment in royalty interests	549,831	549,831
Less: accumulated amortization and impairment	(527,293)	(447,373)
Net investment in royalty interests	22,538	102,458
Total assets	$25,301	$107,156
TRUST CORPUS
Trust corpus, 52,500,000 units issued and outstanding at June 30, 2020 andDecember 31, 2019	$25,301	$107,156

The accompanying notes are an integral part of these financial statements.

SANDRIDGE PERMIAN TRUST
STATEMENTS OF DISTRIBUTABLE INCOME (Unaudited)
(In thousands, except per unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenues
Royalty income	$3	$4,901	$5,292	$11,158
Total revenues	3	4,901	5,292	11,158
Expenses
Post-production expenses	—	8	15	20
Production taxes	—	233	254	533
Property taxes	—	—	1,676	—
Franchise taxes	36	47	36	47
Trust administrative expenses	338	609	1,046	1,042
Cash reserves (used) withheld for current Trust expenses,net of amounts withheld (used)	(371)	224	(1,945)	755
Total expenses	3	1,121	1,082	2,397
Distributable income available to unitholders	$—	$3,780	$4,210	$8,761
Distributable income per unit (52,500,000 units issued and outstanding)	$—	$0.071	$0.080	$0.166

The accompanying notes are an integral part of these financial statements.

SANDRIDGE PERMIAN TRUST
STATEMENTS OF CHANGES IN TRUST CORPUS (Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Trust corpus, beginning of period	$26,233	$113,190	$107,156	$115,225
Amortization of investment in royalty interests	(561)	(2,655)	(2,826)	(5,215)
Impairment of investment in royalty interests	—	—	(77,094)	—
Net cash reserves (used) withheld	(371)	224	(1,945)	755
Distributable income	—	3,780	4,210	8,761
Distributions paid to unitholders	—	(3,728)	(4,200)	(8,715)
Trust corpus, end of period	$25,301	$110,811	$25,301	$110,811

The accompanying notes are an integral part of these financial statements.

SANDRIDGE PERMIAN TRUST
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
1. Organization of Trust

SandRidge Permian Trust (the “Trust”) is a statutory trust formed under the Delaware Statutory Trust Act pursuant to a trust agreement, as amended and restated, by and among SandRidge Energy, Inc. (“SandRidge”), as Trustor, The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), and The Corporation Trust Company, as Delaware Trustee (the “Delaware Trustee”) (such amended and restated trust agreement, as amended to date, the “Trust Agreement”).

The Trust holds royalty interests conveyed by SandRidge from its interests in specified oil and natural gas properties located in Andrews County, Texas (the “Underlying Properties”). These royalty interests were conveyed by SandRidge to the Trust (the “Royalty Interests”) concurrent with the initial public offering of the Trust’s common units (“Trust units”) in August 2011 pursuant to the terms set forth in conveyancing documents effective April 1, 2011 (the “Conveyances”). As consideration for conveyance of the Royalty Interests, the Trust remitted the proceeds of the offering, along with 4,875,000 Trust units and 13,125,000 subordinated units of the Trust (“subordinated units”), to certain wholly-owned subsidiaries of SandRidge.

Pursuant to a development agreement between the Trust and SandRidge, SandRidge was obligated to drill, or cause to be drilled, 888 development wells within an area of mutual interest (“AMI”) by March 31, 2016 (the “Trust Development Wells”). SandRidge fulfilled this obligation in November 2014. As no additional development wells will be drilled, the Trust’s production is expected to decline each quarter during the remainder of its life. As a result of SandRidge fulfilling its drilling obligation, the subordinated units converted to Trust units in January 2016. At October 31, 2018, SandRidge owned 13,125,000 Trust units, or 25% of all Trust units.

On November 1, 2018, SandRidge sold all of its interests in the Underlying Properties and all of its outstanding Trust units (the “Sale Transaction”) to Avalon Energy, LLC, a Texas limited liability company (“Avalon”). The Conveyances permitted SandRidge to sell all or any part of its interest in the Underlying Properties, where the Underlying Properties were sold subject to and burdened by the Royalty Interests. In connection with the Sale Transaction, Avalon and its affiliates assumed all of SandRidge’s obligations under the Conveyances, the Trust Agreement and the administrative services agreement between SandRidge and the Trust pursuant to which SandRidge and Avalon have provided accounting, tax preparation, bookkeeping and informational services to the Trust (the “Administrative Services Agreement”). In addition, SandRidge assigned its rights under the registration rights agreement between SandRidge and the Trust to Avalon. As of June 30, 2020, Avalon holds 13,125,000 Trust units, or 25% of all Trust units.

In connection with the Sales Transaction, Avalon obtained a revolving line of credit from Washington Federal, National Association (“WaFed”) pursuant to the terms of a Loan Agreement and related security documents (the “WaFed Loan”). Avalon used the proceeds of the WaFed Loan to fund a portion of the purchase price for the interests in the Underlying Properties and Trust units acquired in the Sale Transaction. The WaFed Loan is secured by a first lien mortgage on Avalon’s interest in the Underlying Properties and a pledge of the Avalon Trust units (the “WaFed Collateral”). The Royalty Interests are not part of the WaFed Collateral.

The Trust is passive in nature and neither the Trust nor the Trustee has any control over, or responsibility for, any operating or capital costs related to the Underlying Properties. The business and affairs of the Trust are administered by the Trustee. The Trust Agreement generally limits the Trust’s business activities to owning the Royalty Interests and certain activities reasonably related thereto, including activities required or permitted by the terms of the Conveyances.

The Trust makes quarterly cash distributions of substantially all of its cash receipts, after deducting amounts for the Trust’s administrative expenses, property taxes and Texas franchise taxes, and cash reserves withheld by the Trustee, on or about the 60th day following the completion of each quarter. Due to the timing of the payment of production proceeds to the Trust, each distribution covers production from a three-month period consisting of the first two months of the most recently ended quarter and the final month of the quarter preceding it.

The Trust will dissolve and begin to liquidate on March 31, 2031 (the “Termination Date”), unless sooner dissolved in accordance with the terms of the Trust Agreement as described below, and will soon thereafter wind up its affairs and terminate. At the Termination Date, 50% of the Royalty Interests will revert automatically to Avalon. The remaining 50% of the Royalty Interests will be sold at that time, with the net proceeds of the sale, as well as any remaining Trust cash reserves, distributed to the unitholders on a pro rata basis, subject to Avalon’s right of first refusal to purchase the Royalty Interests retained by the Trust at the Termination Date. In addition, the Trust will dissolve if one of the following events occurs prior to the Termination Date: (a) the Trust sells all of the Royalty Interests; (b) cash available for distribution for any four consecutive quarters, on a cumulative basis, is less than $5.0 million; (c) the Trust unitholders approve an earlier dissolution of the Trust; or (d) the Trust is judicially dissolved pursuant to the provisions of the Delaware Statutory Trust Act. In the case of any of the foregoing, the Trustee would then sell all of the Trust’s assets (subject to Avalon’s right of first refusal to purchase the Royalty Interests retained by the Trust as of the date of such event), either by private sale or public auction, and distribute the net proceeds of the sale to the Trust unitholders after payment, or reasonable provision for payment, of all Trust liabilities.

2. Going Concern and Potential Early Termination of the Trust

The accompanying financial statements have been prepared assuming that the Trust will continue as a going concern. As discussed under “Distributions to Unitholders” in Note 4 below, during April 2020, as a result of increased production costs necessary to operate the Underlying Properties, coupled with the sharp decline in oil and gas prices since the beginning of 2020, Avalon informed the Trustee that Avalon would be unable to pay on a timely basis the quarterly distribution amount it owes to the Trust for the three-month period ended March 31, 2020 and believes it will be unable to generate sufficient cash for quarterly payments to the Trust for the foreseeable future. Although the Trust has since announced a quarterly distribution for the three-month period ended June 30, 2020 (which primarily relates to production attributable to the Trust’s Royalty Interests from March 1, 2020 to May 31, 2020) of approximately $652,000, there is no assurance that Avalon will be able to make distributions in subsequent calendar quarters or pay the quarterly payment amount it owes the Trust for the three-month period ended March 31, 2020 as discussed in Note 4 below. Assuming that Avalon is unable to make the quarterly payment to the Trust for the three-month period ended March 31, 2020 or future quarterly payments, cash available for distribution for the four consecutive quarters ending December 31, 2020, on a cumulative basis, may fall below $5.0 million, which would require the Trust to commence termination shortly after the quarterly cash distribution would be required to be made in February 2021. If that early termination event occurs, the Trustee will be required to sell all of the Trust’s remaining assets and liquidate the Trust. Due to this uncertainty, there is substantial doubt regarding the Trust’s ability to continue as a going concern within one year after the date that the financial statements are issued. The Trust’s financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Avalon’s Financial Condition. The reduced demand for crude oil in the global market resulting from the economic effects of the COVID-19 pandemic and the dramatic reduction from mid-February to late April 2020 in the benchmark price of crude oil, which continued to fluctuate throughout the second quarter of 2020, have had a negative impact on Avalon’s financial condition. Avalon has informed the Trustee that during 2020 it has shut in oil and gas wells subject to the Royalty Interests (“Trust Wells”) that are not capable of producing oil and natural gas in paying quantities, as permitted under the Conveyances, in an effort to further reduce LOE. These Trust Wells were not necessary to hold the leasehold interests burdened by the Trust’s Royalty Interests. Avalon shut in 23 Trust Wells and 79 Trust Wells during the first and second quarters of 2020, respectively.

Due to the reduction in the number of producing wells (both Trust Wells and other wells owned by Avalon) and the resulting expected reduction in the proved reserves attributable to Avalon’s net revenue interest in the Underlying Properties and other oil and gas assets, Avalon notified the Trust in April 2020 that it expected WaFed to notify Avalon (concurrent with WaFed’s redetermination of the borrowing base under the terms of the WaFed Loan) that the borrowing base would be reduced to less than the outstanding principal amount of the WaFed Loan. As Avalon has indicated to the Trust that Avalon does not presently have sufficient cash available to pay down the principal amount of the WaFed Loan to come into compliance with any adjustment to the borrowing base, it is possible that WaFed could foreclose on the collateral securing the WaFed Loan or take other steps to protect its interest in such collateral. Since April 2020, Avalon has been in discussions with WaFed regarding forbearance of certain breached financial covenants and an extension of the WaFed Loan. On July 30, 2020, Avalon and WaFed entered into an amendment to the WaFed Loan that, among other things (i) extends the date on which Avalon is obligated to provide a reserve report to WaFed (regarding the redetermination of the borrowing base) to September 15, 2020, (ii) provides for additional collateral for the WaFed Loan, (iii) requires increased financial and operations reporting, and (iv) requires Avalon to pay off the WaFed Loan by October 15, 2020. In addition, WaFed and a third party entered into a Participation Agreement with respect to the WaFed Loan where such third party has the right to purchase the WaFed Loan in the event Avalon does not meet the conditions of the amended WaFed Loan. Avalon has informed the Trust that if it is unsuccessful in its efforts to pay off the WaFed Loan, it anticipates that WaFed will call the WaFed Loan and foreclose on its collateral, which could occur as early as late October 2020. If such foreclosure were to occur, Avalon would lose its working interest in the Underlying Properties and could be replaced as operator of the Underlying Properties. See “Risk Factors - The value of the Royalty Interests is highly dependent on the performance and financial condition of Avalon” in, Item 1A of Part II of the Trust’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 for a discussion of additional risks relating to the WaFed Loan and Avalon’s financial condition. The Trustee intends to continue to monitor this situation closely and will take any appropriate action to protect its Royalty Interests, including legal action to enforce its rights under the Conveyance.

3. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Accounting. The financial statements of the Trust differ from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as the Trust records revenues when cash is received (rather than when earned) and expenses when paid (rather than when incurred) and may also establish cash reserves for contingencies, which would not be accrued in financial statements prepared in accordance with GAAP. This comprehensive basis of accounting other than GAAP corresponds to the accounting permitted for royalty trusts by the United States Securities and Exchange Commission (“SEC”) as specified by Staff Accounting Bulletin Topic 12: E, Financial Statements of Royalty Trusts. Amortization of investment in the Royalty Interests, calculated on a unit-of-production basis, and any impairments are charged directly to the trust corpus. Distributions to unitholders are recorded when declared.

Significant Accounting Policies. Most accounting pronouncements apply to entities whose financial statements are prepared in accordance with GAAP, which may require such entities to accrue or defer revenues and expenses in a period other than when such revenues are received, or expenses are paid. Because the Trust’s financial statements are prepared on the modified cash basis as described above, most accounting pronouncements are not applicable to the Trust’s financial statements.

The Trust is treated for federal and applicable state income tax purposes as a partnership. For U.S. federal income tax purposes, a partnership is not a taxable entity and incurs no U.S. federal income tax liability.

With respect to state taxation, a partnership is typically treated in the same manner as it is for U.S. federal income tax purposes. However, the Trust’s activities result in the Trust having nexus in Texas and, therefore, make it subject to Texas franchise tax. Texas franchise tax is treated as an income tax for financial statement purposes. The Trust is required to pay Texas franchise tax each year at a maximum effective rate (subject to changes in the statutory rate) of 0.525% of its gross income, all of which is realized from activities in Texas. The Trust records Texas franchise tax when paid.

Impairment of Investment in Royalty Interests. On a quarterly basis, the Trust evaluates the carrying value of the investment in Royalty Interests by comparing the undiscounted cash flows expected to be realized from the Royalty Interests to the carrying value. If the expected future undiscounted cash flows are less than the carrying value, the Trust recognizes an impairment loss for the difference between the carrying value and the estimated fair value of the Royalty Interests, which is determined using future cash flows of the net oil, natural gas and natural gas liquids (“NGL”) reserves attributable to the Royalty Interests, discounted at a rate based upon the weighted average cost of capital of publicly traded royalty trusts. The weighted average cost of capital is based upon inputs that are available in the public market. The future cash flows of the net oil, natural gas and NGL reserves attributable to the Royalty Interests utilizes the oil and natural gas futures prices readily available in the public market adjusted for differentials and estimated quantities of oil, natural gas and NGL reserves that geological and engineering data demonstrate, with reasonable certainty, to be recoverable in future years from known reservoirs under existing economic and operating conditions. As there are numerous uncertainties inherent in estimating quantities of proved reserves, these quantities are a significant unobservable input resulting in the fair value measurement being considered a level 3 measurement within the fair value hierarchy. During the six-month period ended June 30, 2020, due to the sharp decline in oil and gas prices since the beginning of 2020, the Trust recorded an impairment in the carrying value of the Investment in Royalty Interests of $77.1 million. The impairment resulted in a non-cash charge to trust corpus and did not affect the Trust’s distributable income. There were no impairments in the carrying value of the investment in Royalty Interests during the three- or six-month periods ended June 30, 2019. Material write-downs in subsequent periods may occur if commodity prices continue to decline. Any impairment would result in a non-cash charge to trust corpus and would not affect the Trust’s distributable income. See “Risks and Uncertainties” in Note 6 below for further discussion.

Distributable Income Per Unit. Distributable income per unit amounts as calculated for the periods presented in the accompanying unaudited statements of distributable income may differ from declared distribution amounts per unit due to rounding and the timing of the Trust’s payment of Trust administrative expenses and other costs.

Interim Financial Statements. The accompanying unaudited interim financial statements have been prepared in accordance with the accounting policies stated in the audited financial statements contained in the 2019 Form 10-K and reflect all adjustments that are, in the opinion of the Trustee, necessary to state fairly the information in the Trust’s unaudited interim financial statements. The accompanying statement of assets and trust corpus as of December 31, 2019 has been derived from audited financial statements. The unaudited interim financial statements should be read in conjunction with the audited financial statements and notes thereto included in the 2019 Form 10-K.

4. Distributions to Unitholders

The Trust makes quarterly cash distributions of substantially all of its cash receipts, after deducting amounts for the Trust’s administrative expenses, property tax and Texas franchise tax, and cash reserves withheld by the Trustee, on or about the 60th day following the completion of each quarter. Distributions cover a three-month production period consisting of the first two months of the most recently ended quarter and the final month of the preceding quarter. A summary of the Trust’s distributions to unitholders during the three- and six-month periods ended June 30, 2020 and the year ended December 31, 2019 is as follows:

	Covered Production Period	Date Declared	Date Paid	Total Distribution Paid	Distribution Per Common Unit
				(in millions)
Calendar Quarter 2020
First Quarter	September 1, 2019 —November 30, 2019	January 23, 2020	February 28, 2020	$4.2	$0.080
Second Quarter	December 1, 2019 —February 29, 2020	April 23, 2020	—	—	—
Calendar Quarter 2019
First Quarter	September 1, 2018 —November 30, 2018	January 24, 2019	February 22, 2019	$5.0	$0.095
Second Quarter	December 1, 2018 —February 28, 2019	April 25, 2019	May 24, 2019	$3.7	$0.071
Third Quarter	March 1, 2019 —May 31, 2019	July 25, 2019	August 23, 2019	$4.7	$0.089
Fourth Quarter	June 1, 2019 —August 31, 2019	October 24, 2019	November 24, 2019	$3.8	$0.073

As reported in the Trust’s Form 8-K filed on April 23, 2020 (the “April 2020 Form 8-K”), Avalon informed the Trustee that Avalon would be unable to pay on a timely basis the approximately $4.65 million it owes the Trust, which reflects the quarterly distribution amount for the three-month period ended March 31, 2020 (which primarily relates to production attributable to the Trust’s interests from December 1, 2019 to February 29, 2020) of approximately $3.73 million, or $0.071 per unit, together with approximately $0.73 million of Trust expenses and $0.19 million to be withheld by the Trustee for the Trust’s previously disclosed cash reserve for future known, anticipated or contingent expenses or liabilities of the Trust. Consequently, the Trustee was unable to make the quarterly distribution to unitholders. In accordance with the terms of the Conveyances, the unpaid amount owed the Trust will accrue interest at the rate of interest per annum publicly announced from time to time by The Bank of New York Mellon Trust Company, N.A. at its “prime rate” in effect at its principal office in New York City until paid to the Trust. The accrued interest from May 15, 2020 to June 30, 2020 was approximately $19,000. Avalon has informed the Trustee that Avalon intends to make the payment of the distribution to the Trust, with interest in accordance with the Conveyances, when funds are available to do so; however, as discussed below, Avalon believes it will be unable to generate sufficient cash to make all future quarterly payments to the Trust on a timely basis.

Avalon has informed the Trustee that Avalon is using its commercially reasonable efforts to preserve the oil and gas leases burdened by the Royalty Interests so that in the future, assuming that oil prices return to a profitable level, the Trust will still hold its Royalty Interests, and Trust unitholders may have the opportunity to receive future quarterly distributions. Avalon also has informed the Trustee that it believes that continuing production from those Trust Wells required to preserve such leases is preferable to stopping production, as the failure to continue production would result in a termination of Avalon’s working interest in such Trust Wells and, therefore, the Royalty Interests, which would have a material adverse effect on the Trust’s financial condition. Avalon has reported to the Trustee that Avalon therefore used revenues it received during the production period from December 1, 2019 to February 29, 2020 to pay the operating expenses necessary to maintain production from the Trust Wells and to pay oil and gas lessor royalties, as the proceeds attributable to Avalon’s net revenue interest in the Underlying Properties was insufficient to cover all such costs. Avalon had anticipated that revenues from current period production would be sufficient to fund the quarterly payment to the Trust; however, revenues from current period production have been insufficient to generate the cash needed to make the quarterly payment to the Trust for the quarter ended March 31, 2020 due to the sharp drop in crude oil prices during the first quarter of 2020. In April 2020, Avalon informed the Trustee that due to Avalon’s decision to prioritize the preservation of oil and gas leases burdened by the Royalty Interests, coupled with the sharp decline in oil and gas prices since the beginning of 2020, as discussed elsewhere, at that time Avalon did not believe it would be able to generate sufficient cash for quarterly payments to the Trust for the foreseeable future. However, with the recovery of crude oil prices since the end of April 2020 and with increased cost-cutting efforts, Avalon has informed the Trust that it will make a payment of approximately $1.7 million to the Trust for the three-month period ended June 30, 2020 (which primarily relates to production attributable to the Trust’s Royalty Interests from March 1, 2020 to May 31, 2020), and the Trust has announced a quarterly distribution to Trust unitholders of $652,000 for that period. As the COVID pandemic continues to show no signs of abating and has recently resurged in the United States, Avalon has informed the Trust that it believes crude oil prices will continue to fluctuate dramatically and cannot assure the Trust of its ability to generate sufficient cash to make all future quarterly payments to the Trust on a timely basis.

5. Related Party Transactions

Trustee Administrative Fee. Under the terms of the Trust Agreement, the Trust pays an annual administrative fee to the Trustee, which prior to 2017 was $150,000. The annual administrative fee can be adjusted for inflation by no more than 3% in any year. The Trustee’s administrative fees paid during the three-month periods ended June 30, 2020 and 2019 totaled approximately $40,000 and $39,000, respectively. The Trustee’s administrative fees paid during the six-month periods ended June 30, 2020 and 2019 totaled approximately $80,000 and $78,000, respectively.

Registration Rights Agreement. The Trust is party to a registration rights agreement pursuant to which the Trust has agreed to register the offering of the Trust units now held by Avalon upon request by Avalon. The holders have the right to require the Trust to file no more than five registration statements in aggregate, one of which has been filed to date. The Trust does not bear any expenses associated with such transactions.

Administrative Services Agreement. The Trust is party to an Administrative Services Agreement with Avalon (as the assignee of SandRidge) that obligates the Trust to pay Avalon an annual administrative services fee for accounting, tax preparation, bookkeeping and informational services performed by Avalon on behalf of the Trust. For its services under the Administrative Services Agreement, Avalon receives an annual fee of $300,000, which is payable in equal quarterly installments and will remain fixed for the life of the Trust. Avalon is also entitled to receive reimbursement for its out-of-pocket fees, costs and expenses incurred in connection with the provision of any of the services under the Administrative Services Agreement. The Administrative Services Agreement will terminate on the earliest to occur of: (i) the date the Trust shall have dissolved and commenced winding up in accordance with the Trust Agreement, (ii) the date that all of the Royalty Interests have been terminated or are no longer held by the Trust, (iii) pertaining to services to be provided with respect to any Underlying Properties transferred by Avalon, the date that either Avalon or the Trustee may designate by delivering 90-days’ prior written notice, provided that the transferee of such Underlying Properties assumes responsibility to perform the services in place of Avalon and (iv) a date mutually agreed by Avalon and the Trustee. During each of the three-month periods ended June 30, 2020 and 2019, the Trust paid administrative fees in the amount of $75,000 to Avalon. During each of the six-month periods ended June 30, 2020 and 2019, the Trust paid administrative fees in the amount of $150,000 to Avalon and SandRidge, respectively. During the six-month period ended June 30, 2020, the Trust reimbursed Avalon for approximately $124,000 for out-of-pocket fees, costs and expenses that Avalon had incurred in prior periods.

6. Commitments and Contingencies

Loan Commitment. Pursuant to the Trust Agreement, if at any time the Trust’s cash on hand (including available cash reserves) is not sufficient to pay the Trust’s ordinary course administrative expenses as they become due, Avalon (as the assignee of SandRidge) will, at the Trustee’s request, loan funds to the Trust necessary to pay such expenses. Any funds loaned by Avalon pursuant to this commitment will be limited to the payment of current accounts payable or other obligations to trade creditors in connection with obtaining goods or services or the payment of other current liabilities arising in the ordinary course of the Trust’s business, and may not be used to satisfy Trust indebtedness, or to make distributions. If Avalon were to loan funds pursuant to this commitment, no further distributions will be made to unitholders (except in respect of any previously determined quarterly cash distribution amount) until such loan is repaid in full, with interest, unless Avalon consents to any further distributions. Any such loan will be on an unsecured basis, and the terms of such loan will be substantially the same as that which would be obtained in an arm’s length transaction between Avalon and an unaffiliated third party. No such loan from Avalon was outstanding at June 30, 2020 or December 31, 2019, and given Avalon’s current financial condition, as further discussed under “Avalon’s Financial Condition” in Note 2 above, it is unlikely such loan could be made.

Risks and Uncertainties. The Trust’s revenue and distributions are substantially dependent upon the prevailing and future prices for oil, natural gas and NGL, each of which depends on numerous factors beyond the Trust’s control such as overall oil, natural gas and NGL production and inventories in the Permian Basin, economic conditions impacting the energy industry generally, the global political environment, regulatory developments and competition from other energy sources. Oil, natural gas and NGL prices historically have been volatile, reached a historical low during April 2020 due to the reduced demand for crude oil products as a result of the COVID-19 pandemic and the inability of Russia and Saudi Arabia to agree on reduction in crude oil production, and may be subject to significant fluctuations in the future. In the absence of derivative arrangements, continuing low levels of future production and record low commodity prices will reduce the Trust’s revenues and distributable income available to unitholders.

Following the closing of the Sale Transaction, the Trust is highly dependent on Avalon for multiple services, including the operation of the Trust Wells, remittance of net proceeds from the sale of production from the Trust Wells to the Trust, administrative services such as accounting, tax preparation, and bookkeeping, and information services performed on behalf of the Trust. Avalon is a relatively new oil and gas company formed in August 2018 with no prior operating history. Avalon’s ability to continue operating the Underlying Properties depends on its financial condition and economic performance, access to capital, and other factors, many of which are out of Avalon’s control.

As previously reported in the April 2020 Form 8-K, Avalon informed the Trustee that during 2019, Avalon repaired 29 producing Trust Wells to increase production. Avalon has reported that this effort, combined with higher-than-expected lease operating expenses (“LOE”) and declining oil prices, contributed to an operating loss for Avalon in 2019 despite Avalon’s efforts to reduce LOE (including shutting in some non-economic Trust Wells, alternating production to reduce electrical and other field operating costs, and staff lay-offs). Avalon also informed the Trustee that Avalon is likely to shut in additional Trust Wells that are not capable of producing oil and natural gas in paying quantities, as permitted under the Conveyances. Avalon shut in 23 Trust Wells and 79 Trust Wells during the first and second quarters of 2020, respectively. Avalon has not repaired any Trust Wells to increase production during the first two quarters of 2020. As a result of its operating loss in 2019, Avalon has informed the Trustee that Avalon’s independent public accounting firm included a going concern qualification in its audit report on Avalon’s financial statements for the fiscal year ended December 31, 2019. This negative impact could affect Avalon’s ability to operate the Trust Wells and provide services to the Trust in the future.

7. Subsequent Events

Distribution to Unitholders. On July 23, 2020, the Trust declared a cash distribution of $0.012 per unit covering production for the three-month period from March 1, 2020 to May 31, 2020. The distribution will be paid on or about August 31, 2020 to record holders as of August 17, 2020. Distributable income for March 1, 2020 to May 31, 2020 was calculated as follows (in thousands, except for unit and per unit amounts):

Revenues
Royalty income	$1,663
Total revenues	1,663
Expenses
Post-production expenses	11
Production taxes	80
Cash reserves withheld by Trustee(1)	730
Total expenses	821
Distributable income to unitholders	$842
Additional cash reserve(2)	190
Distributable income available to unitholders	$652
Distributable income per unit (52,500,000 units issued and outstanding)	$0.012
___________

(1) Includes amounts withheld for payment of future Trust administrative expenses.

(2) Cash reserve increase for the payment of future known, anticipated or contingent expenses or liabilities